                          GOLDMAN SACHS EQUITY FUNDS
                       GOLDMAN SACHS FIXED INCOME FUNDS

                             CLASS A AND B SHARES

              SUPPLEMENT DATED MAY 1, 1997 TO THE PROSPECTUS OF
             GOLDMAN SACHS EQUITY FUNDS AND TO THE PROSPECTUS OF
            GOLDMAN SACHS FIXED INCOME FUNDS EACH DATED MAY 1, 1997

THE FOLLOWING SUPPLEMENTS THE INFORMATION APPEARING UNDER THE SECTION "OFFERING PRICE--CLASS A SHARES":

  An additional commission equal to 0.50% of the amount invested in Class A shares of a Fund (except the Adjustable Rate Government Fund) will be paid to Authorized Dealers through May 31, 1997, if such purchase is at net asset value without the payment of any sales charge because it is attributable to redemption proceeds from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates in conformity with the requirements set forth in the applicable prospectus described above.

                                                                     EQSTKPROAB

--------------------------------------------------------------------------------
PROSPECTUS
May 1, 1997             GOLDMAN SACHS FIXED INCOME FUNDS
                              CLASS A AND B SHARES

GOLDMAN SACHS ADJUSTABLE RATE       GOLDMAN SACHS MUNICIPAL INCOME FUND
GOVERNMENT FUND
                                       Seeks a high level of current income
  Seeks a high level of current        that is exempt from regular federal in-
  income, consistent with low          come tax, consistent with preservation
  volatility of principal. The         of capital. The Fund invests primarily
  Fund invests primarily in            in municipal securities.
  adjustable rate mortgage
  pass-through securities and
  other mortgage securities
  with periodic interest rate
  resets, which are issued or
  guaranteed by the U.S.
  Government, its agencies,
  instrumentalities or
  sponsored enterprises.

                                    GOLDMAN SACHS CORE FIXED INCOME FUND
                                       Seeks a total return consisting of cap-
                                       ital appreciation and income that ex-
                                       ceeds the total return of the Lehman
                                       Brothers Aggregate Bond Index. The Fund
                                       invests primarily in fixed-income secu-
                                       rities, including securities issued or
                                       guaranteed by the U.S. government, its
                                       agencies, instrumentalities or spon-
                                       sored enterprises, corporate securi-
                                       ties, mortgage-backed securities and
                                       asset-backed securities.

GOLDMAN SACHS SHORT DURATION
GOVERNMENT FUND
  Seeks a high level of current
  income and secondarily, in
  seeking current income, may
  also consider the potential
  for capital appreciation. The
  Fund invests primarily in
  securities issued or
  guaranteed by the U.S.
  government, its agencies,
  instrumentalities or
  sponsored enterprises.

                                    GOLDMAN SACHS GLOBAL INCOME FUND

GOLDMAN SACHS SHORT DURATION
TAX-FREE FUND                          Seeks a high total return, emphasizing
                                       current income and, to a lesser extent,
  Seeks a high level of current        providing opportunities for capital ap-
  income, consistent with              preciation. The Fund invests primarily
  relatively low volatility of         in a portfolio of high quality fixed-
  principal, that is exempt            income securities of U.S. and foreign
  from regular federal income          issuers and foreign currencies.
  tax. The Fund invests
  primarily in municipal
  securities.

                                    GOLDMAN SACHS HIGH YIELD FUND

GOLDMAN SACHS GOVERNMENT
INCOME FUND
                                       Seeks a high level of current income
  Seeks a high level of current        and secondarily, capital appreciation.
  income, consistent with              The Fund invests primarily in fixed in-
  safety of principal. The Fund        come securities rated below investment
  invests primarily in                 grade.
  securities, including
  mortgage-backed securities,
  issued or guaranteed by the
  U.S. Government, its
  agencies, instrumentalities
  or sponsored enterprises.


  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                       (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND/OR HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."


  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    1
Fees and Expenses..................    7
Financial Highlights...............   11
Investment Objectives and Policies.   14
Description of Securities..........   21
Risk Factors.......................   28
Investment Techniques..............   31
Investment Restrictions............   35
Portfolio Turnover.................   35
Management.........................   36
Reports to Shareholders............   40
How to Invest......................   40

                                     PAGE
                                     ----
Services Available to Shareholders.   46
Distribution and Authorized Dealer
 Service Plans.....................   49
How to Sell Shares of the Funds....   50
Dividends..........................   52
Net Asset Value....................   53
Performance Information............   53
Shares of the Trust................   54
Taxation...........................   55
Additional Information.............   56
Appendix...........................   57
Account Application

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                           APPROXIMATE
                     INVESTMENT                           INTEREST RATE
  FUND NAME          OBJECTIVES            DURATION        SENSITIVITY    INVESTMENT SECTOR    CREDIT QUALITY
ADJUSTABLE      A high level of       Target = 6-month    9-month note  At least 65% of       U.S. Government
RATE            current income,       to 1-year                         total assets in       Securities
GOVERNMENT      consistent with       U.S. Treasury                     securities issued or
FUND            low volatility        Security                          guaranteed by the
                of principal.         Maximum = 2 years                 U.S. government,
                                                                        its agencies,
                                                                        instrumentalities
                                                                        or sponsored
                                                                        enterprises
                                                                        ("U.S. Government
                                                                        Securities'')
                                                                        that are adjustable
                                                                        rate mortgage
                                                                        pass-through
                                                                        securities and
                                                                        other mortgage
                                                                        securities with
                                                                        periodic interest
                                                                        rate resets.
SHORT DURATION  A high level of       Target = 2-year     2-year bond   At least 65% of       U.S. Government
GOVERNMENT      current income,       U.S. Treasury                     total assets in       Securities
FUND            and secondarily,      Security plus                     U.S. Government
                in seeking current    or minus .5 years                 Securities
                income, may           Maximum = 3 years                 and repurchase
                also consider the                                       agreements
                potential for                                           collateralized
                capital appreciation.                                   by such securities.
SHORT DURATION  A high level of       Target = Lehman     3-year bond   At least 80% of       Minimum = BBB/Baa
TAX-FREE        current income,       Brothers                          net assets in
FUND            consistent with       3-year Municipal                  municipal securities.
                low volatility        Bond Index
                of principal,         plus or minus
                that is exempt        .5 years
                from regular          Maximum = 4 years
                federal
                income tax.
GOVERNMENT      A high level of       Target = Lehman     5-year bond   At least 65% of       U.S. Government
INCOME          current income,       Brothers Mutual                   assets in U.S.        Securities and
                consistent with       Fund Government/                  Government            non-U.S.
                safety of             Mortgage Index                    Securities, including Government
                principal.            plus or minus                     mortgage-backed       Securities rated
                                      1 year                            U.S. Government       AAA/Aaa
                                      Maximum = 6 years                 Securities.

                OTHER
                INVESTMENTS         BENCHMARK
ADJUSTABLE      Fixed-rate          6-month and
RATE            mortgage            1-Year U.S.
GOVERNMENT      pass-through        Treasury Security
FUND            securities and
                repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.
SHORT DURATION  Mortgage pass-      2-Year U.S.
GOVERNMENT      through             Treasury Security
FUND            securities and
                other securities
                representing an
                interest in or
                collateralized
                by mortgage loans.
SHORT DURATION  U.S. Government     Lehman Brothers
TAX-FREE        Securities          3-Year Municipal
FUND            and repurchase      Bond Index
                agreements
                collateralized
                by such securities.
GOVERNMENT      Non-government      Lehman Brothers
INCOME          mortgage pass-      Mutual Fund
FUND            through securities, Government/
                asset-backed        Mortgage Index
                securities,
                corporate
                fixed income
                securities and
                repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.

                                                      APPROXIMATE
                                                        INTEREST
                  INVESTMENT                              RATE
 FUND NAME        OBJECTIVES            DURATION      SENSITIVITY    INVESTMENT SECTOR     CREDIT QUALITY   OTHER INVESTMENTS
MUNICIPAL    A high level of       Target = Lehman    15-year bond At least 80% of       Minimum =          U.S. Government
INCOME       current income        Brothers 15-year                net assets in         BBB/Baa            Securities and
FUND         that is exempt        Municipal Bond                  municipal securities. Average = AA/Aa    repurchase
             from regular          Index plus                                                               agreements
             federal income        or minus 1 year                                                          collateralized by
             tax, consistent       Maximum =                                                                such securities.
             with preservation     12 years
             of capital.
CORE FIXED   Total return          Target = Lehman    5-year bond  At least 65% of       Minimum = BBB/Baa  Foreign fixed-
INCOME FUND  consisting of         Brothers                        assets in fixed-      Minimum for        income,
             capital               Aggregate Bond                  income securities,    non-dollar         municipal and
             appreciation and      Index plus or                   including             securities = AA/Aa convertible
             income that           minus 1 year                    U.S. Government                          securities,
             exceeds the total     Maximum =  6 years              Securities,                              foreign currencies
             return of the                                         corporate,                               and repurchase
             Lehman Brothers                                       mortgage-backed                          agreements
             Aggregate Bond                                        and asset-backed                         collateralized
             Index.                                                securities.                              by U.S.
                                                                                                            Government
                                                                                                            Securities.
GLOBAL       A high total return,  Target = J.P.      6-year bond  Securities of U.S.    Minimum =          Mortgage and asset
INCOME       emphasizing           Morgan Global                   and foreign           AA/Aa or A if      backed securities,
FUND         current               Government                      governments and       sovereign issuer   foreign currencies
             income, and, to       Bond Index                      corporations.         At least 50% =     and repurchase
             a lesser extent,      (hedged) plus                                         AAA/Aaa            agreements
             providing             or minus 2.5 years                                                       collateralized by
             opportunities         Maximum =                                                                U.S. Government
             for capital           7.5 years                                                                Securities or
             appreciation.                                                                                  certain foreign
                                                                                                            government
                                                                                                            securities.
HIGH YIELD   A high level of       Target = Lehman    6-year bond  At least 65% of       At least 65% =     Mortgage-backed
FUND         current income        Brothers High                   assets in fixed-      BB/Ba or below     and asset-backed
             and, secondarily,     Yield Bond Index                income securities                        securities, U.S.
             capital appreciation. plus or minus                   rated below                              Government
                                   2.5 years                       investment grade,                        Securities,
                                   Maximum =                       including U.S.                           investment grade
                                   7.5 years                       and non-U.S. dollar                      corporate fixed-
                                                                   corporate debt,                          income securities,
                                                                   foreign government                       structured
                                                                   securities,                              securities,
                                                                   convertible                              foreign currencies
                                                                   securities                               and repurchase
                                                                   and preferred stock.                     agreements
                                                                                                            collateralized
                                                                                                            U.S. Government
                                                                                                            Securities.
 FUND NAME      BENCHMARK
MUNICIPAL    Lehman Brothers
INCOME       15- year
FUND         Municipal
             Bond Index
CORE FIXED   Lehman Brothers
INCOME FUND  Aggregate Bond
             Index
GLOBAL       J.P. Morgan
INCOME       Global
FUND         Government Bond
             Index (hedged)
HIGH YIELD   Lehman Brothers
FUND         High Yield
             Bond Index

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Non-Diversification. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income and High Yield Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the Global Income Fund. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

                                                             MINIMUM
                                                   ----------------------------
                                                   INITIAL PURCHASE ADDITIONAL
    TYPE OF PURCHASE                                    AMOUNT      INVESTMENTS
    ----------------                               ---------------- -----------
    Regular Purchases.............................      $1,000          $50
    Tax-Sheltered Retirement Plans and UGMA/UTMA
     purchases....................................      $  250          $50
    Automatic Investment Plan.....................      $   50          $50

  For further information, see "How to Invest--How to Buy Shares of the Funds" on page 41.

 HOW DO I PURCHASE SHARES?

   You may purchase shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs ("Authorized Dealers"). See "How to Invest" on page 40.

 WHAT ARE MY PURCHASE ALTERNATIVES?

   The Funds (other than the Adjustable Rate Government Fund which does not offer Class B shares) offer two classes of shares through this Prospectus which may be purchased at the next determined net asset value ("NAV") plus a sales charge which, depending on the class of shares you choose for investment, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis at the time of redemption (Class B shares). Except with respect to the Adjustable Rate Government Fund, direct purchases of $1 million or more of Class A shares will be sold without an initial sales charge and will be subject to a contingent deferred sales charge at the time of certain redemptions.

       ADJUSTABLE RATE        MAXIMUM FRONT           MAXIMUM CONTINGENT
       GOVERNMENT FUND       END SALES CHARGE       DEFERRED SALES CHARGE
       ---------------       ----------------       ---------------------
  Class A...................       1.5%                      N/A
        SHORT DURATION
      GOVERNMENT  FUND
        SHORT DURATION
        TAX-FREE FUND
      -----------------
  Class A...................       3.0%                  (See above)
  Class B...................       N/A        4% declining to 0% after six years
    GOVERNMENT INCOME FUND
    MUNICIPAL INCOME FUND
    CORE FIXED INCOME FUND
      GLOBAL INCOME FUND
       HIGH YIELD FUND
    ----------------------
  Class A...................       4.5%                  (See above)
  Class B...................       N/A        5% declining to 0% after six years

   Over time, the deferred sales charge and distribution fees attributable to Class B shares will exceed the initial sales charge and distribution fees attributable to Class A shares. See "How to Invest--Alternative Purchase Arrangements" on page 40.

 HOW DO I SELL MY SHARES?

   You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "How to Sell Shares of the Funds."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                                INVESTMENT INCOME
                                                    DIVIDENDS
                                                ------------------ CAPITAL GAINS
     FUND                                       DECLARED    PAID   DISTRIBUTIONS
     ----                                       ------------------ -------------
  Adjustable Rate Government................... Daily     Monthly    Annually
  Short Duration Government.................... Daily     Monthly    Annually
  Short Duration Tax-Free...................... Daily     Monthly    Annually
  Government Income............................ Daily     Monthly    Annually
  Municipal Income............................. Daily     Monthly    Annually
  Core Fixed Income............................ Daily     Monthly    Annually
  Global Income................................ Monthly   Monthly    Annually
  High Yield................................... Daily     Monthly    Annually

   You may receive dividends in additional shares of the same class of the Fund in which you have invested or you may elect to receive cash, shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A shares of a Fund, or ILA Class B Units of the Prime Obligations Portfolio, if you hold Class B shares of a Fund (the "ILA Portfolios"). For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

                    ADJUSTABLE RATE SHORT DURATION    SHORT DURATION      GOVERNMENT         MUNICIPAL        CORE FIXED
                      GOVERNMENT      GOVERNMENT         TAX-FREE           INCOME            INCOME            INCOME
                        FUND/3/         FUND/3/           FUND/3/            FUND              FUND             FUND/3/
                    --------------- ----------------- ----------------- ----------------- ----------------- -----------------
                        CLASS A     CLASS A   CLASS B CLASS A   CLASS B CLASS A   CLASS B CLASS A   CLASS B CLASS A   CLASS B
                    --------------- -------   ------- -------   ------- -------   ------- -------   ------- -------   -------
SHAREHOLDER
 TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases.....       1.5%/1/     3.0%/1/  none     3.0%/1/  none     4.5%/1/  none     4.5%/1/  none    4.5%/1/   none
 Maximum Sales
  Charge Imposed
  on Reinvested
  Dividends........      none        none      none    none      none    none      none    none      none    none      none
 Maximum Deferred
  Sales Charge.....      none/1/     none/1/    4.0%   none/1/    4.0%   none/1/   5.0%    none/1/   5.0%    none/1/   5.0%
 Redemption
  Fees/2/..........      none        none      none    none      none    none      none    none      none    none      none
 Exchange Fees/2/..      none        none      none    none      none    none      none    none      none    none      none
ANNUAL FUND
 OPERATING
 EXPENSES:
 (as a percentage
  of average daily
  net assets)
 Management Fees
  (after
  applicable
  limitations)/4/..      0.40%       0.40%     0.40%   0.40%     0.40%   0.25%     0.25%   0.55%     0.55%   0.40%     0.40%
 Distribution
  (Rule 12b-1)
  Fees
  (after
  applicable
  limitations)/5/..      0.00%       0.00%     0.60%   0.00%     0.60%   0.00%     0.75%   0.00%     0.75%   0.00%     0.75%
 Other Expenses:
   Authorized
    Dealer Service
    Fees...........      0.25%       0.25%     0.25%   0.25%     0.25%   0.25%     0.25%   0.25%     0.25%   0.25%     0.25%
   Other Expenses
    (after
    applicable
    limitations)/6/.     0.11%       0.05%     0.05%   0.05%     0.05%   0.00%     0.00%   0.05%     0.05%   0.05%     0.05%
                         ----        ----      ----    ----      ----    ----      ----    ----      ----    ----      ----
 TOTAL FUND
  OPERATING
  EXPENSES (AFTER
  FEE AND EXPENSE
  LIMITATIONS)/7/..      0.76%       0.70%     1.30%   0.70%     1.30%   0.50%     1.25%   0.85%     1.60%   0.70%     1.45%
                         ====        ====      ====    ====      ====    ====      ====    ====      ====    ====      ====
                        GLOBAL             HIGH
                        INCOME             YIELD
                         FUND             FUND/3/
                    ----------------- -----------------
                    CLASS A   CLASS B CLASS A   CLASS B
                    --------- ------- --------- -------
SHAREHOLDER
 TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases.....  4.5%/1/   none     4.5%/1/  none
 Maximum Sales
  Charge Imposed
  on Reinvested
  Dividends........  none      none    none      none
 Maximum Deferred
  Sales Charge.....  none/1/    5.0%  none/1/     5.0%
 Redemption
  Fees/2/..........  none      none    none      none
 Exchange Fees/2/..  none      none    none      none
ANNUAL FUND
 OPERATING
 EXPENSES:
 (as a percentage
  of average daily
  net assets)
 Management Fees
  (after
  applicable
  limitations)/4/..  0.59%     0.59%     0.65%   0.65%
 Distribution
  (Rule 12b-1)
  Fees
  (after
  applicable
  limitations)/5/..  0.21%     0.75%     0.00%   0.75%
 Other Expenses:
   Authorized
    Dealer Service
    Fees...........  0.25%     0.25%     0.25%   0.25%
   Other Expenses
    (after
    applicable
    limitations)/6/. 0.11%     0.11%     0.20%   0.20%
                    --------- ------- --------- -------
 TOTAL FUND
  OPERATING
  EXPENSES (AFTER
  FEE AND EXPENSE
  LIMITATIONS)/7/..  1.16%     1.70%     1.10%   1.85%
                    ========= ======= ========= =======

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

    FUND                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                        ------ ------- ------- --------
Adjustable Rate Government Fund
   Class A Shares..............................  $23     $39     $57     $108
Short Duration Government Fund
  Class A Shares...............................   37      52      68      114
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   53      61      81      136
   --Assuming no redemption....................   13      41      71      136
Short Duration Tax-Free Fund
  Class A Shares...............................   37      52      68      114
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   53      61      81      136
   --Assuming no redemption....................   13      41      71      136
Government Income Fund
  Class A Shares...............................   50      60      72      105
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   63      70      89      126
   --Assuming no redemption....................   13      40      69      126
Municipal Income Fund
  Class A Shares...............................   53      71      90      145
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   66      80     107      165
   --Assuming no redemption....................   16      50      87      165
Core Fixed Income Fund
  Class A Shares...............................   52      66      82      128
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   65      76      99      149
   --Assuming no redemption....................   15      46      79      149
Global Income Fund
  Class A Shares...............................   56      80     106      180
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   67      84     112      179
   --Assuming no redemption....................   17      54      92      179
High Yield Fund
  Class A Shares...............................   56      78     N/A      N/A
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   69      88     N/A      N/A
   --Assuming no redemption....................   19      58     N/A      N/A

  The hypothetical example assumes that a contingent deferred sales charge will not apply to redemptions of Class A shares within the first 18 months. Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.
--------
/1/ As a percentage of the offering price. No sales charge is imposed on purchases of Class A shares by certain classes of investors. Except with respect to direct purchases of the Adjustable Rate Government Fund, a contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares sold without an initial sales charge as part of an investment of $1 million or more. See "How to Invest--Offering Price."

/2/ A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."

/3/ Based on estimated amounts for the current fiscal year for the Adjustable
    Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds.

/4/ The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government, Government Income, Global Income and High Yield Funds equal to .10%, .40%, .31% and .05%, respectively. Without such limitations, management fees would be .50%, .65%, .90% and .70% of each Fund's average daily net assets respectively.

/5/ Goldman Sachs voluntarily has agreed not to impose the entire distribution fee attributable to Class A shares of each Fund, except Global Income Fund where Goldman Sachs voluntarily has agreed not to impose .04% of the distribution fee. Goldman Sachs has also voluntarily agreed not to impose .15% of the distribution fee attributable to Class B shares of the Short Duration Government and Short Duration Tax-Free Funds. Distribution fees for Class A and Class B shares would otherwise be payable at the rate of .25% and .75%, respectively, of average daily net assets.

/6/ The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds)) to the extent such expenses exceed .05%, .05%, .00%, .05%, .05%, .06% and .01% of the average daily net assets of the Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.

/7/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Government Income, Municipal Income and Global Income Funds for the fiscal year ended October 31, 1996 would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
Government Income
  Class A....................................................   .74%     1.89%
  Class B....................................................   .74%     2.39%
Municipal Income
  Class A....................................................   .50%     1.55%
  Class B....................................................   .50%     2.05%
Global Income
  Class A....................................................   .24%     1.64%
  Class B....................................................   .24%     2.14%

In addition, for the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds, without the limitations described above, "Other Expenses" and "Total Operating Expenses" for the current fiscal year are estimated to be as follows:

                                                                        TOTAL
                                                              OTHER   OPERATING
                                                             EXPENSES EXPENSES
                                                             -------- ---------
Adjustable Rate Government
  Class A...................................................   .11%     1.01%
Short Duration Government
  Class A...................................................   .21%     1.21%
  Class B...................................................   .21%     1.71%
Short Duration Tax-Free
  Class A...................................................   .61%     1.51%
  Class B...................................................   .61%     2.01%
Core Fixed Income
  Class A...................................................   .43%     1.33%
  Class B...................................................   .43%     1.83%
High Yield
  Class A...................................................   .75%     1.95%
  Class B...................................................   .75%     2.45%

  The Investment Advisers and Goldman Sachs have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information with respect to the Adjustable Rate Government Fund set forth in the foregoing table and hypothetical example relates only to its Class A shares (the Fund does not offer Class B shares). The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Global Income and High Yield Funds, but not the other Funds, also offer Institutional Shares and Service Shares and the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, but not the other Funds, also offer Administration Shares. Institutional, Administration and Service Shares are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A shares and Class B shares. Information regarding Institutional, Administration and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus. Because of the Distribution Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies.

  In addition to the compensation itemized above, certain institutions that sell Fund shares and/or their salespersons may receive certain compensation for the sale and distribution of Class A and Class B shares of the Funds or for services to the Funds. For additional information regarding such compensation, see "Management" and "Services Available to Shareholders" in the Prospectus and "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Class A and B shares of the Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds. Accordingly, there are no financial highlights for these classes.

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ------------------------------------------------
                                           NET
                                         REALIZED         NET
                                           AND         REALIZED
                                        UNREALIZED        AND
                                       GAIN (LOSS)    UNREALIZED
                                            ON        GAIN (LOSS)   TOTAL
                     NET               INVESTMENT,    ON FOREIGN    INCOME
                    ASSET     NET         OPTION       CURRENCY     (LOSS)
                  VALUE AT  INVEST-        AND          RELATED      FROM
                  BEGINNING  MENT        FUTURES        TRANS-    INVESTMENT
                  OF PERIOD INCOME     TRANSACTIONS     ACTIONS   OPERATIONS
-----------------------------------------------------------------------------
                                 ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
----------------------------
1996-Institu-
tional Shares...    $9.77   $0.5759(a)   $0.0772(a)       --       $0.6531
1996-Administra-
tion Shares.....     9.77    0.5489(a)    0.0797(a)       --        0.6286
1996-Class A
Shares..........     9.77    0.5481(a)    0.0806(a)       --        0.6287
1995-Institu-
tional Shares...     9.74    0.5630(a)    0.0717(a)       --        0.6347
1995-Administra-
tion Shares.....     9.74    0.5366(a)    0.0737(a)       --        0.6103
1995-Class A
Shares(c).......     9.79    0.2721(a)   (0.0090)(a)      --        0.2631
1994-Institu-
tional Shares...    10.00    0.4341(a)   (0.2455)(a)      --        0.1886
1994-Administra-
tion Shares.....    10.00    0.4211(a)   (0.2572)(a)      --        0.1639
1993-Institu-
tional Shares...    10.04    0.4397      (0.0376)(d)      --        0.4021
1993-Administra-
tion Shares(e)..    10.02    0.2146      (0.0173)(d)      --        0.1973
1992-Institu-
tional Shares...    10.03    0.5599      (0.0029)(d)      --        0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER
 31,
--------------------------------
1991-Institu-
tional Shares...    10.00    0.1531       0.0322(d)       --        0.1853
                                    DISTRIBUTIONS TO SHAREHOLDERS
                  -------------------------------------------------------------------
                                                    IN EXCESS
                              FROM NET                OF NET
                              REALIZED               REALIZED
                              GAIN ON       IN       GAIN ON
                    FROM    INVESTMENT,   EXCESS   INVESTMENT,
                    NET        OPTION     OF NET      OPTION     FROM       TOTAL
                  INVEST-       AND      INVEST-       AND       PAID   DISTRIBUTIONS
                    MENT      FUTURES      MENT      FUTURES      IN         TO
                   INCOME   TRANSACTIONS  INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
-------------------------------------------------------------------------------------
                                 ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
----------------------------
1996-Institu-
tional Shares...  $(0.5725)      --      $(0.0206)      --        --      $(0.5931)
1996-Administra-
tion Shares.....   (0.5489)      --       (0.0198)      --        --       (0.5687)
1996-Class A
Shares..........   (0.5489)      --       (0.0198)      --        --       (0.5687)
1995-Institu-
tional Shares...   (0.5759)      --       (0.0287)      --        --       (0.6046)
1995-Administra-
tion Shares.....   (0.5528)      --       (0.0275)      --        --       (0.5803)
1995-Class A
Shares(c).......   (0.2697)      --       (0.0134)      --        --       (0.2831)
1994-Institu-
tional Shares...   (0.4486)      --         --          --        --       (0.4486)
1994-Administra-
tion Shares.....   (0.4239)      --         --          --        --       (0.4239)
1993-Institu-
tional Shares...   (0.4397)      --       (0.0024)      --        --       (0.4421)
1993-Administra-
tion Shares(e)..   (0.2146)      --       (0.0027)      --        --       (0.2173)
1992-Institu-
tional Shares...   (0.5470)      --         --          --        --       (0.5470)
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
--------------------------------------------------
1991-Institu-
tional Shares...   (0.1553)      --         --          --        --       (0.1553)



                                                                                               RATIOS ASSUMING
                                                                                                NO VOLUNTARY
                                                                                              WAIVER OF FEES OR
                                                                                                   EXPENSE
                                                                                                 LIMITATIONS
                                                                                            ---------------------
                                                           RATIO OF
                                                              NET                                       RATIO OF
                                                            INVEST-                                       NET
                    NET                                      MENT                    NET                INVEST-
                  INCREASE    NET                RATIO OF   INCOME                 ASSETS                 MENT
                 (DECREASE)  ASSET                 NET     (LOSS) TO               AT END    RATIO OF    INCOME
                   IN NET   VALUE AT             EXPENSES   AVERAGE   PORTFOLIO      OF      EXPENSES  (LOSS) TO
                   ASSET     END OF    TOTAL    TO AVERAGE    NET     TURNOVER     PERIOD   TO AVERAGE  AVERAGE
                   VALUE     PERIOD  RETURN(K)  NET ASSETS  ASSETS     RATE(D)    (IN 000S) NET ASSETS NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                 ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
----------------------------
1996-Institu-
tional Shares...   $0.0600    $9.83     6.86%       0.45%     5.85%      52.36%     $613,149    0.51%      5.79%
1996-Administra-
tion Shares.....    0.0600     9.83     6.60        0.70      5.59       52.36         3,792    0.76       5.53
1996-Class A
Shares..........    0.0600     9.83     6.60        0.70      5.59       52.36        10,728    1.01       5.28
1995-Institu-
tional Shares...    0.0301     9.77     6.75        0.46      5.77       24.12       657,358    0.53       5.70
1995-Administra-
tion Shares.....    0.0300     9.77     6.48        0.71      5.50       24.12         3,572    0.78       5.43
1995-Class A
Shares(c).......   (0.0200)    9.77     2.74(f)     0.69(b)   5.87(b)    24.12        15,203    1.01(b)    5.55(b)
1994-Institu-
tional Shares...   (0.2600)    9.74     1.88        0.46      4.38       37.81       942,523    0.49       4.35
1994-Administra-
tion Shares.....   (0.2600)    9.74     1.63        0.71      4.27       37.81         6,960    0.74       4.24
1993-Institu-
tional Shares...   (0.0400)   10.00     4.13        0.45      4.36      103.74     2,760,871    0.48       4.33
1993-Administra-
tion Shares(e)..   (0.0200)   10.00     2.01(f)     0.70(b)   3.81(b)   103.74         5,326    0.73(b)    3.78(b)
1992-Institu-
tional Shares...    0.0100    10.04     6.12        0.42      5.61      286.40     2,145,064    0.55       5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
--------------------------------------------------
1991-Institu-
tional Shares...   0.0300    10.03     2.14(f)     0.20(b)   7.31(b)   145.67(b)    239,642    1.02(b)    6.49(b)



                                       INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                    ---------------------------------------------------
                                                 NET REALIZED
                                                     AND        NET REALIZED
                                                  UNREALIZED        AND
                                                 GAIN (LOSS)     UNREALIZED    TOTAL
                                                      ON        GAIN (LOSS)    INCOME
                          NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                          VALUE AT     NET        OPTION AND      CURRENCY      FROM
                          BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                          OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                          --------- ----------   ------------   ------------ ----------
                             SHORT DURATION GOVERNMENT FUND
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional
 Shares ................   $ 9.82    $0.6290(a)    $0.0136 (a)         --     $0.6426
1996-Administration
 Shares(h)..............     9.86     0.3837(a)     0.0003 (a)         --      0.3840
1996-Service Shares(i)..     9.72     0.3134(a)     0.1018 (a)         --      0.4152
1995-Institutional
 Shares.................     9.64     0.6652(a)     0.1666 (a)         --      0.8318
1995-Administration
 Shares.................     9.64     0.2384(a)    (0.0433)(a)         --      0.1951
1994-Institutional
 Shares.................    10.14     0.5628(a)    (0.4592)(a)         --      0.1036
1994-Administration
 Shares.................    10.14     0.5329(a)    (0.4539)(a)         --      0.0790
1993-Institutional
 Shares.................    10.16     0.5627       (0.0135)(d)         --      0.5492
1993-Administration
 Shares(e)..............    10.23     0.2725       (0.0900)(d)         --      0.1825
1992-Institutional
 Shares.................    10.22     0.6703       (0.0600)(d)         --      0.6103
1991-Institutional
 Shares.................    10.00     0.8020        0.2200 (d)         --      1.0220
1990-Institutional
 Shares.................    10.07     0.8300       (0.0700)(d)         --      0.7600
1989-Institutional
 Shares.................    10.10     0.8800           --              --      0.8800
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institutional
 Shares.................    10.00     0.1800        0.1000 (d)         --      0.2800
                              SHORT DURATION TAX-FREE FUND
-----------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
-------------------------------------------
1996-Institutional
 Shares.................   $ 9.94    $0.4192(a)    $0.0200 (a)         --     $0.4392
1996-Administration
 Shares.................     9.94     0.3944(a)     0.0200 (a)         --      0.4144
1996-Service Shares.....     9.95     0.3697(a)     0.0200 (a)         --      0.3897
1995-Institutional
 Shares.................     9.79     0.4235(a)     0.1500 (a)         --      0.5735
1995-Administration
 Shares.................     9.79     0.3989(a)     0.1500 (a)         --      0.5489
1995-Service Shares.....     9.79     0.3744(a)     0.1600 (a)         --      0.5344
1994-Institutional
 Shares.................    10.23     0.3787(a)    (0.3575)(a)         --      0.0212
1994-Administration
 Shares.................    10.23     0.3537(a)    (0.3575)(a)         --     (0.0038)
1994-Service Shares(j)..     9.86     0.0475(a)    (0.0700)(a)                (0.0225)
1993-Institutional
 Shares.................     9.93     0.3834        0.3000(d)          --      0.6834
1993-Administration
 Shares(j)..............    10.16     0.1555        0.0720(d)          --      0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institutional
 Shares.................    10.00     0.0341       (0.0700)(d)         --     (0.0359)

                                              DISTRIBUTIONS TO SHAREHOLDERS
                          ----------------------------------------------------------------------
                                       FROM NET              IN EXCESS OF
                                       REALIZED              NET REALIZED
                                       GAIN ON                 GAIN ON
                                     INVESTMENT,  IN EXCESS  INVESTMENT,    FROM       TOTAL
                           FROM NET   OPTION AND    OF NET    OPTION AND    PAID   DISTRIBUTIONS
                          INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN         TO
                            INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS
                          ---------- ------------ ---------- ------------ -------- -------------
                             SHORT DURATION GOVERNMENT FUND
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional
 Shares ................   $(0.6326)        --          --          --         --    $(0.6326)
1996-Administration
 Shares(h)..............    (0.3940)        --          --          --         --     (0.3940)
1996-Service Shares(i)..    (0.3152)        --          --          --         --     (0.3152)
1995-Institutional
 Shares.................    (0.6518)        --          --          --         --     (0.6518)
1995-Administration
 Shares.................    (0.2051)        --          --          --         --     (0.2051)
1994-Institutional
 Shares.................    (0.5598)   (0.0438)         --          --         --     (0.6036)
1994-Administration
 Shares.................    (0.5352)   (0.0438)         --          --         --     (0.5790)
1993-Institutional
 Shares.................    (0.5627)        --     (0.0065)         --         --     (0.5692)
1993-Administration
 Shares(e)..............    (0.2725)        --          --          --         --     (0.2725)
1992-Institutional
 Shares.................    (0.6703)        --          --          --         --     (0.6703)
1991-Institutional
 Shares.................    (0.8020)        --          --          --         --     (0.8020)
1990-Institutional
 Shares.................    (0.8300)        --          --          --         --     (0.8300)
1989-Institutional
 Shares.................    (0.8800)        --          --          --    (0.0300)    (0.9100)
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institutional
 Shares.................    (0.1800)        --          --          --         --    (0.1800)
                              SHORT DURATION TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
---------------------------------------------
1996-Institutional
 Shares.................   $(0.4192)        --          --          --         --    $(0.4192)
1996-Administration
 Shares.................    (0.3944)        --          --          --         --     (0.3944)
1996-Service Shares.....    (0.3697)        --          --          --         --     (0.3697)
1995-Institutional
 Shares.................    (0.4235)        --          --          --         --     (0.4235)
1995-Administration
 Shares.................    (0.3989)        --          --          --         --     (0.3989)
1995-Service Shares.....    (0.3744)        --          --          --         --     (0.3744)
1994-Institutional
 Shares.................    (0.3787)    (0.0825)        --          --         --     (0.4612)
1994-Administration
 Shares.................    (0.3537)    (0.0825)        --          --         --     (0.4362)
1994-Service Shares(j)..    (0.0475)                    --                            (0.0475)
1993-Institutional
 Shares.................    (0.3834)        --          --          --         --     (0.3834)
1993-Administration
 Shares(j)..............    (0.1555)        --          --          --         --     (0.1555)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institutional
 Shares.................    (0.0341)        --          --          --         --     (0.0341)

                                                                                                      RATIOS ASSUMING
                                                                                                    NO VOLUNTARY WAIVER
                                                                                                        OF FEES OR
                                                                                                    EXPENSE LIMITATIONS
                                                                                                   ---------------------
                                                                  RATIO OF                                     RATIO OF
                       NET                                          NET                    NET                   NET
                     INCREASE                          RATIO OF  INVESTMENT               ASSETS              INVESTMENT
                    (DECREASE) NET ASSET                 NET       INCOME                 AT END    RATIO OF    INCOME
                      IN NET   VALUE AT                EXPENSES    (LOSS)   PORTFOLIO       OF      EXPENSES    (LOSS)
                      ASSET     END OF      TOTAL     TO AVERAGE TO AVERAGE TURNOVER      PERIOD   TO AVERAGE TO AVERAGE
                      VALUE     PERIOD    RETURN(K)   NET ASSETS NET ASSETS  RATE(D)    (IN 000'S) NET ASSETS NET ASSETS
                    ---------- ---------  ---------   ---------- ---------- ---------   ---------- ---------- ----------
                             SHORT DURATION GOVERNMENT FUND
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional
 Shares ........     $0.0100     $9.83       6.75%       0.45%      6.44%    115.45%     $ 99,944     0.71%      6.18%
1996-Administra-
 tion
 Shares(h)......     (0.0100)     9.85       4.00(f)     0.70(b)    5.97(b)  115.45           252     0.96(b)    5.71(b)
1996-Service
 Shares(i)......      0.1000      9.82       4.35(f)     0.95(b)    6.05(b)  115.45         1,822     1.21(b)    5.79(b)
1995-Institu-
 tional Shares..      0.1800      9.82       8.97        0.45       6.87     292.56       103,760     0.72       6.60
1995-Administra-
 tion Shares....     (0.0100)     9.63(h)    2.10        0.70(b)    7.91(b)  292.56           --      0.90(b)    7.71(b)
1994-Institu-
 tional Shares..     (0.5000)     9.64       0.99        0.45       5.69     289.79       193,095     0.59       5.55
1994-Administra-
 tion Shares....     (0.5000)     9.64       0.73        0.70       5.38     289.79           730     0.84       5.24
1993-Institu-
 tional Shares..     (0.0200)    10.14       5.55        0.45       5.46     411.66       359,708     0.64       5.31
1993-Administra-
 tion
 Shares(e)......     (0.0900)    10.14       1.74        0.70(b)    4.84(b)  411.66        16,490     0.80(b)    4.74(b)
1992-Institu-
 tional Shares..     (0.0600)    10.16       6.24        0.45       6.60     216.07       277,927     0.69       6.36
1991-Institu-
 tional Shares..      0.2200     10.22      10.93        0.45       8.25     155.44       158,848     0.79       7.91
1990-Institu-
 tional Shares..     (0.0700)    10.00       8.23        0.45       8.62     173.21        68,995     0.95       8.12
1989-Institu-
 tional Shares..     (0.0300)    10.07       9.08        0.46       8.71     137.37        31,015     1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institu-
 tional Shares..      0.1000     10.10       3.30(f)     0.55(b)    8.55(b)  167.00(b)     39,052     1.42(b)    7.68(b)
                              SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
------------------------------------
1996-Institu-
 tional Shares..     $0.0300     $9.96       4.50%       0.45%      4.21%    231.65%      $34,814     1.01%      3.65%
1996-Administra-
 tion Shares....      0.0300      9.96       4.24        0.70       3.96     231.65            48     1.26       3.40
1996-Service
 Shares.........      0.0200      9.97       3.98        0.95       3.74     231.65           695     1.51       3.18
1995-Institu-
 tional Shares..      0.1500      9.94       5.98        0.45       4.31     259.52        58,389     0.77       3.99
1995-Administra-
 tion Shares....      0.1500      9.94       5.76        0.70       4.14     259.52            46     1.02       3.82
1995-Service
 Shares.........      0.1600      9.95       5.59        0.95       3.87     259.52           454     1.27       3.55
1994-Institu-
 tional Shares..     (0.4400)     9.79       0.17        0.45       3.74     354.00        83,704     0.61       3.58
1994-Administra-
 tion Shares....     (0.4400)     9.79      (0.11)       0.70       3.51     354.00         3,866     0.86       3.35
1994-Service
 Shares(j)......     (0.0700)     9.79      (0.32)(f)    0.95(b)    4.30(b)  354.00           440     1.11(b)    4.14(b)
1993-Institu-
 tional Shares..      0.3000     10.23       7.03        0.41       3.70     404.60       115,803     1.06       3.05
1993-Administra-
 tion
 Shares(j)......      0.0720     10.23       2.28(f)     0.70(b)    3.32(b)  404.60           911     1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
 tional Shares..     (0.0700)     9.93      (0.34)(f)    0.05(b)    4.58(b)   31.19(f)     14,601     2.68(b)    1.95(b)



                              INCOME (LOSS) FROM INVESTMENT OPERATIONS(M)
                            -----------------------------------------------
                                       NET REALIZED
                                           AND      NET REALIZED
                                        UNREALIZED      AND
                                       GAIN (LOSS)   UNREALIZED    TOTAL
                                            ON      GAIN (LOSS)    INCOME
                  NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)
                  VALUE AT     NET      OPTION AND    CURRENCY      FROM
                  BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS
                  --------- ---------- ------------ ------------ ----------
                                                      GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $14.47    $  0.92     $  (0.11)         --     $  0.81
1996-Class B
shares(n).......    14.11       0.41         0.26          --        0.67
1995-Class A
shares..........    13.47       0.94         1.00          --        1.94
1994-Class A
shares..........    14.90       0.85        (1.28)         --       (0.43)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........    14.32       0.56         0.58          --        1.14
                                                      CORE FIXED INCOME FUND
----------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
tional Shares...   $10.00    $0.6448     $(0.0704)         --     $0.5744
1996-Administra-
tion Shares(1)..     9.91     0.4083      (0.0703)         --      0.3380
1996-Service
Shares(1).......     9.77     0.3756       0.0898          --      0.4654
1995-Institu-
tional Shares...     9.24     0.6423       0.7610          --      1.4033
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER
31,
-------------------------------------------------
1994-Institu-
tional Shares...    10.00     0.4648      (0.7617)         --     (0.2969)
                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $14.45      $0.71        $0.62        $0.18      $1.51
1996-Class B
shares(n).......    14.03       0.34         0.41         0.11       0.86
1996-
Institutional
shares..........    14.45       1.15         0.32         0.10       1.57
1995-Class A
shares..........    13.43       0.89         0.92         0.15       1.96
1995-
Institutional
shares(o).......    14.09       0.22         0.34         0.06       0.62
1994-Class A
shares..........    15.07       0.84        (1.37)       (0.12)     (0.65)
1993-Class A
shares..........    14.69       0.85         1.07        (0.42)      1.50
1992-Class A
shares..........    14.60       1.14         0.45        (0.36)      1.23
FOR THE PERIOD AUGUST 2, 1991(G)THROUGH OCTOBER 31,
---------------------------------------------------
1991-Class A
shares..........    14.55       0.25         0.23        (0.19)      0.29
                                                      MUNICIPAL INCOME FUND
----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $14.17    $  0.65        $0.20          --     $  0.85
1996-Class B
shares(n).......    14.03       0.27         0.34          --        0.61
1995-Class A
shares..........    13.08       0.67         1.09          --        1.76
1994-Class A
shares..........    14.64       0.73        (1.51)         --       (0.78)
FOR THE PERIOD JULY 20, 1993(G)THROUGH OCTOBER 31,
--------------------------------------------------
1993-Class A
shares..........    14.32       0.22         0.32          --        0.54

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  -----------------------------------------------------------------------
                               FROM NET              IN EXCESS OF
                               REALIZED              NET REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM        TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID    DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN          TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL   SHAREHOLDERS
                  ---------- ------------ ---------- ------------ --------  -------------
                                                          GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........     $(0.92)        --          --          --         --     $  (0.92)
1996-Class B
shares(n).......      (0.41)        --          --          --         --        (0.41)
1995-Class A
shares..........      (0.94)        --          --          --         --        (0.94)
1994-Class A
shares..........      (0.85)      (0.12)      (0.02)      (0.01)       --        (1.00)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........      (0.56)        --          --          --         --        (0.56)
                                                          CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
tional Shares...   $(0.6438)   $(0.0806)        --          --         --     $(0.7244)
1996-Administra-
tion Shares(1)..    (0.4080)        --          --          --         --      (0.4080)
1996-Service
Shares(1).......    (0.3754)        --          --          --         --      (0.3754)
1995-Institu-
tional Shares...    (0.6433)        --          --          --         --      (0.6433)
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER
31,
-------------------------------------------------
1994-Institu-
tional Shares...    (0.4648)        --          --          --         --      (0.4648)
                                                            GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........     $(1.43)        --          --          --         --     $  (1.43)
1996-Class B
shares(n).......      (0.36)        --          --          --         --        (0.36)
1996-
Institutional
shares..........      (1.50)        --          --          --         --        (1.50)
1995-Class A
shares..........      (0.94)        --          --          --         --        (0.94)
1995-
Institutional
shares(o).......      (0.26)        --          --          --         --        (0.26)
1994-Class A
shares..........      (0.22)      (0.16)        --          --       (0.61)      (0.99)
1993-Class A
shares..........      (0.85)      (0.27)        --          --         --        (1.12)
1992-Class A
shares..........      (1.14)        --          --          --         --        (1.14)
FOR THE PERIOD AUGUST 2, 1991(G)THROUGH OCTOBER 31,
---------------------------------------------------
1991-Class A
shares..........      (0.24)        --          --          --         --        (0.24)
                                                           MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $  (0.65)        --          --          --         --     $  (0.65)
1996-Class B
shares(n).......      (0.27)        --          --          --         --        (0.27)
1995-Class A
shares..........      (0.67)        --          --          --         --        (0.67)
1994-Class A
shares..........      (0.73)      (0.05)        --          --         --        (0.78)
FOR THE PERIOD JULY 20, 1993(G)THROUGH OCTOBER 31,
--------------------------------------------------
1993-Class A
shares..........      (0.22)        --          --          --         --        (0.22)
--------------------------------------------------------------------------------

                                                                                                  RATIOS ASSUMING
                                                                                                NO VOLUNTARY WAIVER
                                                                                                    OF FEES OR
                                                                                                EXPENSE LIMITATIONS
                                                                                               ---------------------

                                                              RATIO OF                                     RATIO OF
                     NET                                        NET                    NET                   NET
                   INCREASE                        RATIO OF  INVESTMENT               ASSETS              INVESTMENT
                  (DECREASE) NET ASSET               NET       INCOME                 AT END    RATIO OF    INCOME
                    IN NET   VALUE AT              EXPENSES    (LOSS)   PORTFOLIO       OF      EXPENSES    (LOSS)
                    ASSET     END OF     TOTAL    TO AVERAGE TO AVERAGE TURNOVER      PERIOD   TO AVERAGE TO AVERAGE
                    VALUE     PERIOD   RETURN(K)  NET ASSETS NET ASSETS  RATE(D)    (IN 000'S) NET ASSETS NET ASSETS
                  ---------- --------- ---------  ---------- ---------- ---------   ---------- ---------- ----------
                                                                 GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $  (0.11)  $14.36      5.80%      0.50%      6.42%    485.09%     $ 30,603     1.89%      5.03%
1996-Class B
shares(n).......       0.26    14.37      4.85(f)    1.25(b)    5.65(b)  485.09           234     2.39(b)    4.51(b)
1995-Class A
shares..........       1.00    14.47     14.90       0.47       6.67     449.53        29,503     2.34       4.80
1994-Class A
shares..........      (1.43)   13.47     (2.98)      0.11       6.06     654.90        14,452     2.86       3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........       0.58    14.90      8.03(f)    0.00(b)    4.87(b)  725.41(f)     12,860     4.00(b)    0.87(b)
                                                                 CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
tional Shares...   $(0.1500)   $9.85      5.98%      0.45%      6.51%    414.20%      $72,061     0.83%      6.13%
1996-Administra-
tion Shares(1)..    (0.0700)    9.84      3.56(f)    0.70(b)    6.41(b)  414.20           702     1.08(b)    6.03(b)
1996-Service
Shares(1).......     0.0900     9.86      4.90(f)    0.95(b)    6.37(b)  414.20           381     1.33(b)    5.99(b)
1995-Institu-
tional Shares...     0.7600    10.00     15.72       0.45       6.56     383.26        55,502     0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTO-
BER 31,
-----------------------------------------------
1994-Institu-
tional Shares...    (0.7617)    9.24     (3.00)      0.45(b)    6.48(b)  288.25        24,508     1.46(b)    5.47(b)
                                                                   GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $   0.08   $14.53     11.05%      1.16%      5.81     232.15      $198,665     1.64       5.33
1996-Class B
shares(n).......       0.50    14.53      6.24(f)    1.70(b)    5.16(b)  232.15           256     2.14(b)    4.72(b)
1996-
Institutional
shares..........       0.07    14.52     11.55       0.65       6.35     232.15        54,254     1.11       5.89
1995-Class A
shares..........       1.02    14.45     15.08       1.29       6.23     265.86       245,835     1.58       5.94
1995-
Institutional
shares(o).......       0.36    14.45      4.42(f)    0.65(b)    6.01(b)  265.86        31,619     1.08(b)    5.58(b)
1994-Class A
shares..........      (1.64)   13.43     (4.49)      1.28       5.73     343.74       396,584     1.53       5.48
1993-Class A
shares..........       0.38    15.07     10.75       1.30       5.78     313.88       675,662     1.55       5.53
1992-Class A
shares..........       0.09    14.69      8.77       1.37       7.85     270.75       588,893     1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G)THROUGH OCTOBER 31,
---------------------------------------------------
1991-Class A
shares..........       0.05    14.60      2.00       0.38(f)    1.72(f)   34.22(f)    388,744     0.44(f)    1.66(f)
                                                                 MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $   0.20   $14.37      6.13%      0.85%      4.58%    344.13%      $52,267     1.55%      3.88%
1996-Class B
shares(n).......       0.34    14.37      4.40(f)    1.60(b)    3.55(b)  344.13           255     2.05(b)    3.10(b)
1995-Class A
shares..........       1.09    14.17     13.79       0.76       4.93     335.55        53,797     1.49       4.20
1994-Class A
shares..........      (1.56)   13.08     (5.51)      0.45       5.28     357.54        47,373     1.55       4.18
FOR THE PERIOD JULY 20, 1993(G)THROUGH OCTOBER 31,
--------------------------------------------------
1993-Class A
shares..........       0.32    14.64      3.73(f)    0.00(b)    5.15(b)   99.99(f)     30,166     2.42(b)    2.73(b)
--------------------------------------------------------------------------------

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions except for the Global Income and Municipal Income Funds.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l) Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.
(m) Includes balancing effect of calculating per share amounts, except the Core Fixed Income Fund.
(n) Class B shares commenced operations on May 1, 1996.
(o) Institutional shares commenced operations on June 1, 1995.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the 2-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed- income securities issued by or on behalf of states, territories and possessions of the United States (including the

District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA by S&P or Aa by Moody's. All securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. and foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper and (vi) Mortgage- and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. However, the Fund may also invest in obligations of a sovereign issuer, denominated in the issuer's own currency, rated at least A by S&P or Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. With respect to other countries, not more than 25% of the Fund's total assets will be invested in the securities of issuers in any other foreign country.

 HIGH YIELD FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities, and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES

U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds' distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Advisers determine that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS

  INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating-rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed- income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES

  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund . Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of their respective net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds) and interest rate swaps, caps, floors and collars, (iii) inverse floating rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments. For more information see the Additional Statement.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policies to invest, under normal market conditions, at least 80% of their respective net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFICATION STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER

  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. It is anticipated that the annual portfolio turnover rate for the High Yield Fund will generally not exceed 150%. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.

                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. As of March 24, 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Fund's portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Fund's portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Fund's portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Prior to 1992, he spent two years managing multi-currency fixed income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies. Prior to his employment at Rothschild, Mr. Wilson spent seven years at the Reserve Bank of New Zealand, his most recent position as Trading Manager of foreign reserves management. Mr. Wilson's employment at the Reserve Bank at New Zealand also included a two year assignment to the foreign investment unit at the Bank of England in London.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    OCTOBER 31, 1996*
                                                   ----------- -----------------
GSAM
----
Government Income.................................    0.65%          0.25%
Municipal Income..................................    0.55%          0.55%
Short Duration Tax-Free...........................    0.40%          0.40%
Core Fixed Income.................................    0.40%          0.40%
High Yield........................................    0.70%            N/A
GSFM
----
Adjustable Rate Government........................    0.40%          0.40%
Short Duration Government.........................    0.50%          0.40%
GSAMI
-----
Global Income.....................................    0.90%          0.59%

--------
* With respect to the Government Income, Municipal Income and Global Income Funds, a Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The Management Agreements for the other funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements and is identical to the aggregate advisory and administration fees payable by each Fund under the previously separate investment advisory (including subadvisory in the case of the Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and transfer agency fees in the case of the Global Income and High Yield Funds) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.00%, 0.05%, 0.06% and 0.01%
per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers and other persons for performing administrative services to their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. In addition, these services may also include responding to certain inquiries from and providing written materials to depository institutions about a Fund; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to conduct a mutual fund sales program; acting as liaison between depository institutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository institutions.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to the Government Income, Municipal Income, Global Income and High Yield Funds by Goldman Sachs (as Transfer Agent) and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from each such Fund, with respect to Class A shares and Class B shares of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents). Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government Fund, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds with respect to Class A and Class B shares, where applicable, equal to its proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed charges set forth above applicable to Class A and B shares plus 0.04% of the average daily net assets of the other classes of the Fund. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.


                                 HOW TO INVEST


ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Fund continuously offers through this Prospectus Class A and Class B shares (except that the Adjustable Rate Government Fund does not currently offer Class B shares), as described more fully in "How to Buy Shares of the Funds." If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

  CLASS A SHARES. If you invest less than $1 million in Class A shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you initially invest $1 million or more in Class A shares of a Fund, no sales charge will be imposed at the time of purchase, but you will incur a deferred sales charge equal to 1.00% if you redeem your shares within 18 months of purchase. Direct purchases (as opposed to exchanges) of $1 million or more of Class A shares of the Adjustable Rate Government Fund will not be subject to a deferred sales charge when redeemed. Class A shares are subject to distribution fees of 0.25% (which currently are being waived in the case of Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Municipal Income, Government Income and High Yield Funds and are limited to 0.21% for the Global Income Fund) and authorized dealer service fees of 0.25%, respectively, of each Fund's average daily net assets attributable to Class A shares.

  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 4% in the case of the Short Duration Government and Short Duration Tax-Free Funds and up to 5% in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds if redeemed within six years of purchase. Class B shares are subject to distribution and authorized dealer service fees of 0.75% (which are currently being limited to 0.60%) and 0.25%, respectively, of each of Short Duration Government and Short Duration Tax-Free Fund's average daily net assets attributable to Class B shares and of 0.75% and 0.25%, respectively, of each of Government Income, Municipal Income, Core Fixed Income, Global Fixed Income and High Yield Fund's average daily net assets attributable to Class B shares. See "Distribution and Authorized Dealer Service Plans." Class B shares will automatically convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. Your entire investment in Class B shares is available to work for you from the time you make your initial investment, but the distribution fee paid by Class B shares will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares.

  FACTORS TO CONSIDER IN CHOOSING CLASS A OR CLASS B SHARES. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment, you might consider purchasing Class B shares. There is a maximum purchase limitation of $250,000 in the aggregate on purchase of Class B shares.

HOW TO BUY SHARES OF THE FUNDS -- CLASS A AND CLASS B SHARES

  You may purchase shares of the Funds through any Authorized Dealer (including Goldman Sachs) or directly from a Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the net asset value next determined after receipt of an order, plus, in the case of Class A shares, any applicable sales charge. If, by the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time), a purchase order is received by a Fund, Goldman Sachs or an Authorized Dealer, the price per share will be based on the net asset value computed on the day the purchase order is received. If a purchase order for shares of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income or High Yield Funds is received by an Authorized Dealer by
4:00 p.m., New York time and payment is made by (a) wire transfer or ACH transfer, shares will be issued and dividends declared with respect to such shares will begin to accrue on the later of (i) the Business Day after receipt by the Authorized Dealer of the purchase order or (ii) the date of receipt of payment for the shares or (b) check, Federal Reserve draft or bank wire, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after the date payment is received. Dividends with respect to the Government Income and Municipal Income Funds declared with respect to such shares will begin to accrue on the Business Day after receipt of payment. Shares of the Global Income Fund will begin to be eligible for dividends paid on or after the day the shares are purchased.

  The minimum initial investment in each Fund is $1,000. An initial investment minimum of $250 applies to purchases in connection with Individual Retirement Account Plans or accounts established under the Uniform Gift to Minors Act ("UGMA"). For purchases through the Automatic Investment Plan, the minimum investment is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

  You may pay for purchases of shares by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check), Federal Reserve draft, federal funds wire, ACH transfer or bank wire. Purchases of shares by check or Federal Reserve draft should be made payable as follows:
(i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Fixed Income Funds -- (Name of Fund and Class of shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Funds may refuse to open an account for any investor who fails to (1) provide a social security number or other taxpayer identification number, or (2) certify that such number is correct (if required to do so under applicable law).

  The Funds reserve the right to redeem shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which shares are offered and the sales charge rates applicable to future purchases of shares.

OFFERING PRICE -- CLASS A SHARES

  The offering price of Class A shares of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less Than $100,000.............        4.50%          4.71%           4.00%
$100,000 up to (but less than)
 $250,000......................        3.00           3.09            2.50
$250,000 up to (but less than)
 $500,000......................        2.50           2.56            2.00
$500,000 up to (but less than)
 $1 million....................        2.00           2.04            1.75
$1 million or more.............        0.00*          0.00*            **

  The offering price of Class A shares of the Short Duration Government and Short Duration Tax-Free Funds is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less than $250,000.............        3.00%          3.09%           2.50%
$250,000 up to (but less than)
 $500,000......................        2.50           2.56            2.00
$500,000 up to (but less than)
 $1 million....................        2.00           2.04            1.75
$1 million or more.............        0.00*          0.00*            **

  The offering price of Class A shares of the Adjustable Rate Government Fund is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less Than $500,000.............        1.50%          1.52%           1.25%
$500,000 up to (but less than)
 $1 million....................        1.00           1.01            0.75
$1 million or more.............        0.00           0.00            0.00

--------
 * No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Goldman Sachs may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $1 million or more by plans or "wrap" accounts satisfying the criteria set forth in (h) or (j) below. Purchases by such plans will be made at net asset value with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a contingent deferred sales charge (CDSC), as described below, of 1.00% will be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.

  Purchases of $1 million or more of Class A shares of each Fund (other than Adjustable Rate Government Fund, will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an ILA Portfolio (the contingent deferred sales charge period), a CDSC of 1.00% will be imposed. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any Class A shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

  Class A shares of the Funds may be sold at net asset value without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) buy shares costing $500,000 or more, or (2) have at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by a third-party administrator that in the aggregate satisfies (1) or (3) above;
(i) shareholders whose purchase is attributable to redemption proceeds (subject to appropriate documentation) from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder either (a) paid an initial sales charge or (b) was at some time subject to a deferred sales charge with respect to the redemption proceeds; (j) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
(k) registered investment advisers
investing for accounts for which they receive asset-based fees; (l) accounts over which GSAM or its advisory affiliates have investment discretion; and (m) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Funds at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Funds may be reinvested in shares of each Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

REINVESTMENT OF REDEMPTION PROCEEDS -- CLASS A SHARES

  A shareholder who redeems Class A shares of a Fund may reinvest at net asset value any portion or all of his redemption proceeds (plus that amount necessary to acquire a fractional share to round off his purchase to the nearest full share) in Class A shares of a Fund or of any other Goldman Sachs Fund. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety
(90) days after such redemption. If you paid a CDSC upon a redemption and reinvest in Class A shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the Class A shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption, will include the holding period of the redeemed shares. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt by Goldman Sachs or an Authorized Dealer of a written purchase order indicating that the shares are eligible for reinvestment at net asset value.

  A reinvesting shareholder may be subject to tax as a result of such redemption. If the redemption occurs within ninety (90) days after the original purchase of the Class A shares, any sales charge paid on the original purchase cannot be taken into account by a reinvesting shareholder to the extent an otherwise applicable sales charge is not imposed pursuant to the reinvestment privilege for purposes of determining gain or loss, if any, realized on the redemption, but instead will be added to the tax basis of the Class A shares received in the reinvestment. To the extent that any loss is realized and shares of the same Fund are purchased within thirty (30) days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

RIGHT OF ACCUMULATION -- CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more in the case of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, $250,000 or more in the case of Short Duration Government and Short Duration Tax-Free Funds and $500,000 or more in the case of Adjustable Rate Government Fund. Class A shares of the Goldman Sachs Funds may be combined under the Right of Accumulation. See Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION -- CLASS A SHARES

  Purchases of $100,000 or more in the case of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, $250,000 or more in the case of Short Duration Government and Short Duration Tax-Free Funds and $500,000 in the case of the Adjustable Rate Government Fund made over a 13-month period are eligible for reduced sales charges. Class A shares of the Goldman Sachs Funds may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE -- CLASS B SHARES

  Investors may purchase Class B shares of each Fund (other than Adjustable Rate Government Fund) at the next determined net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the applicable rates shown in the tables that follow. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Funds will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period. As a result, a redeeming shareholder will pay the lowest possible CDSC.

                                                CDSC AS A PERCENTAGE OF
                                            DOLLAR AMOUNTS SUBJECT TO CDSC
                                       -----------------------------------------
                                        GOVERNMENT INCOME,
                                        MUNICIPAL INCOME,      SHORT DURATION
                                          GLOBAL INCOME,    GOVERNMENT AND SHORT
       YEAR SINCE                       CORE FIXED INCOME      DURATION TAX-
       PURCHASE                        AND HIGH YIELD FUNDS      FREE FUNDS
       ----------                      -------------------- --------------------
       First..........................         5.0%                 4.0%
       Second.........................         4.0%                 3.0%
       Third..........................         3.0%                 2.0%
       Fourth.........................         3.0%                 2.0%
       Fifth..........................         2.0%                 1.0%
       Sixth..........................         1.0%                 0.0%
       Seventh and thereafter.........         none                 none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.0% in the case of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds and 3.0% in the case of Short Duration Government and Short Duration Tax-Free Funds of the amount invested is paid to Authorized Dealers.

  Class B shares of a Fund will automatically convert into Class A shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares of a Fund acquired by exchange from Class B shares of another Fund will convert into Class A shares of such Fund based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

  WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE. The CDSC on Class B shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption relates to (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in section 72 of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in Section 72(t) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or disability (as defined in section 72 of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions being returned to a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being reinvested into a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A and Class B shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class B shares and 10% of the value of your Class A shares.


                      SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. See "Fund Highlights." Shareholders may also elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at net asset value and will not be subject to any initial or contingent deferred sales charge as a result of the cross- reinvestment or exchange, but shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month.

Cross-reinvestments and automatic exchanges are subject to the following conditions: (i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $5,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross- reinvestment or automatic exchanges until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

  The Funds (other than the Short Duration Tax-Free and Municipal Income Funds) offer their shares for purchase by retirement plans, including IRA plans for individuals and their non-employed spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged at net asset value without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Fund, Goldman Sachs Fund or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares of these other funds acquired by an exchange may later be exchanged for shares of the same (or an equivalent class) of the original Fund at the next determined net asset value without the imposition of an initial or contingent deferred sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations.

  An exchange of shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder had owned shares will be measured from the date the shareholder acquired the original shares subject to a CDSC and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Fund and class of shares and either writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-526-7384 (8:00 a.m. to 4:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Funds." Under the telephone exchange privilege, shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a redemption of the shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of shares received in the exchange. If such redemption occurs within ninety
(90) days after the purchase of such shares, to the extent an initial sales charge that would otherwise apply to the shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis of the shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional fees not described in this Prospectus to their clients for such services. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

  The Investment Advisers, Distributor, and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of Class A or Class B shares (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time clients' assets have remained in a Fund), and will from time to time, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation may vary among Authorized Dealers depending upon such factors as the amounts their clients have invested (or may invest) in the Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed .50% (annualized) of the amount invested. For Further information, see "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.


               DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

DISTRIBUTION PLAN -- CLASS A SHARES

  The Trust, on behalf of each Fund's Class A shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Class A Distribution Plan"). Under the Class A Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.25% of a Fund's average daily net assets attributable to Class A shares of such Fund. Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income and High Yield Funds and to limit the amount of such fee to 0.21% of average daily net assets attributable to Class A shares of the Global Income Fund. Goldman Sachs has no current intention of modifying or discontinuing such waiver, but may do so in the future at its discretion. For the period ended October 31, 1996, the Global Income Fund paid Goldman Sachs a fee at the rate of 0.21% of the Fund's average daily net assets attributable to Class A shares of such Fund.

  Goldman Sachs may use the distribution fee for its expenses of distributing Class A shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class A Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A shares. If the fee received by Goldman Sachs pursuant to the Class A Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class A Distribution Plan will be reviewed and is subject to approval annually by the Trustees. The aggregate compensation that may be received under the Class A Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

DISTRIBUTION PLAN -- CLASS B SHARES

  The Trust, on behalf of each Fund's Class B shares (other than the Adjustable Rate Government Fund which does not offer Class B shares), has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Class B Distribution Plan"). Under the Class B Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributable to Class B shares. Goldman Sachs has voluntarily agreed to limit such fee to 0.60% of the average daily net assets of the Short Duration Government and Short Duration Tax-Free Funds, attributable to Class B shares of such Funds. For the fiscal year ended October 31, 1996 the Funds then offering Class B shares paid distribution fees with respect to their Class B shares at the foregoing rate.

  Goldman Sachs may use the distribution fee for its expenses of distributing Class B shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class B Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, commissions paid to Authorized Dealers, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class B shares. If the fee received by Goldman Sachs pursuant to the Class B Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class B Distribution Plan will be reviewed and is subject to approval annually by the Trustees. The aggregate compensation that may be received under the Class B Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

AUTHORIZED DEALER SERVICE PLANS

  The Trust on behalf of each Fund's Class A and Class B shares has adopted non-Rule 12b-1 Authorized Dealer Service Plans (each a "Service Plan") pursuant to which Goldman Sachs, Authorized Dealers or other persons are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Class A or Class B Service Plan equal on an annual basis to 0.25% of its average daily net assets attributable to Class A or Class B shares. The fee for personal and account maintenance services paid pursuant to a Service Plan may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. The Service Plans will be reviewed and are subject to approval annually by the Trustees. For the fiscal year ended October 31, 1996, each Fund (other than the Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds which did not offer Class A or Class B shares) paid Authorized Dealer service fees at the foregoing rate for each Fund's Class A and Class B shares.


                        HOW TO SELL SHARES OF THE FUNDS

  Each Fund will redeem its shares upon request of a shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form, subject to any applicable CDSC. See "Net Asset Value." Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

  The Trust accepts telephone requests for redemption of shares for amounts up to $50,000 within any seven (7) calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a shareholder's address of record. This redemption option does not apply to shares held in a "street name" account. Shareholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time. Shares of each Fund (other than Global Income Fund) earn dividends accrued through the day on which such shares are redeemed.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in federal funds (for a total one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a redemption and therefore a taxable transaction. A minimum balance of $5,000 in shares of a Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on your purchases of Class A shares or the imposition of a CDSC on your redemptions of Class A and Class B shares. The CDSC applicable to Class A and Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge." See Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid (i) in cash, (ii) in additional shares of the same class of the Fund or (iii) in shares of the same or an equivalent class of any other Goldman Sachs Fund or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B) as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gains distributions will be reinvested in the Fund. Capital gains distributions will be reinvested or paid in cash, in accordance with the shareholder's prior election, on the payment date.

  The election to reinvest dividends and distributions paid by the Fund in additional shares or units of the Fund or any other Goldman Sachs Fund or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares or units of the Fund, another Goldman Sachs Fund or an ILA Portfolio.

  Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. In the case of the Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. Each Fund (other than the Global Income Fund) will declare dividends daily and pay dividends monthly. The Global Income Fund will declare and pay dividends monthly. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time a portion of any Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish their tax equivalent yields in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B shares reflect deduction of the applicable CDSC imposed upon redemption of Class B shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the tax-free yield of the Short Duration Tax-Free or the Municipal Income Funds. Tax equivalent yield is calculated by dividing the applicable Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. The investment performance of the Class A and Class B shares will be affected by the payment of a sales charge and distribution fees and other class specific expenses. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of April 1, 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that they may distribute the tax-exempt interest they receive as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Funds properly designate as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of either Fund is comprised of stock or securities of foreign corporations at the end of its taxable year and the applicable Fund so elects, that Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by that Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election with respect to such taxes. If either Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                   APPENDIX

                            STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $100,000 ($500,000 in the case of the Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) or more of Class A shares of a Fund alone or in combination with Class A shares of another Fund or another Goldman Sachs Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if his purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, he will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the thirteenth month), the shareholder will be notified and the escrowed shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . .  800-526-7384


FIPROAB
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS

FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS CLASS A AND CLASS B SHARES



GOLDMAN
SACHS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROSPECTUS
May 1, 1997             GOLDMAN SACHS FIXED INCOME FUNDS
                              INSTITUTIONAL SHARES

GOLDMAN SACHS ADJUSTABLE RATE       GOLDMAN SACHS CORE FIXED INCOME FUND
GOVERNMENT FUND
                                       Seeks a total return consisting of
  Seeks a high level of current        capital appreciation and income that
  income, consistent with low          exceeds the total return of the Lehman
  volatility of principal. The         Brothers Aggregate Bond Index. The Fund
  Fund invests primarily in ad-        invests primarily in fixed-income
  justable rate mortgage pass-         securities, including securities issued
  through securities and other         or guaranteed by the U.S. government,
  mortgage securities with peri-       its agencies, instrumentalities or
  odic interest rate resets,           sponsored enterprises, corporate
  which are issued or guaranteed       securities, mortgage-backed securities
  by the U.S. government, its          and asset-backed securities.
  agencies, instrumentalities or
  sponsored enterprises.

                                    GOLDMAN SACHS GLOBAL INCOME FUND
GOLDMAN SACHS SHORT DURATION
GOVERNMENT FUND
  Seeks a high level of current
  income and secondarily, in           Seeks a high total return, emphasizing
  seeking current income, may          current income and, to a lesser extent,
  also consider the potential for      providing opportunities for capital
  capital appreciation. The Fund       appreciation. The Fund invests
  invests primarily in securities      primarily in a portfolio of high
  issued or guaranteed by the          quality fixed-income securities of U.S.
  U.S. government, its agencies,       and foreign issuers and foreign
  instrumentalities or sponsored       currencies.
  enterprises.

                                    GOLDMAN SACHS HIGH YIELD FUND
GOLDMAN SACHS SHORT
DURATIONTAX-FREE FUND
  Seeks a high level of current
  income, consistent with rela-        Seeks a high level of current income
  tively low volatility of prin-       and, secondarily, capital appreciation.
  cipal, that is exempt from reg-      The Fund invests primarily in fixed-
  ular federal income tax. The         income securities rated below
  Fund invests primarily in mu-        investment grade.
  nicipal securities.


  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                       (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED-INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND OR HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights.....................    1
Fees and Expenses...................    7
Financial Highlights................    9
Investment Objectives and Policies..   13
Description of Securities...........   18
Risk Factors........................   25
Investment Techniques...............   28
Investment Restrictions.............   32
Portfolio Turnover..................   32
Management..........................   33
Dividends...........................   36

                                    PAGE
                                    ----
Net Asset Value...................   37
Performance Information...........   38
Shares of the Trust...............   39
Taxation..........................   39
Additional Information............   41
Reports to Shareholders...........   42
Purchase of Institutional Shares..   42
Exchange Privilege................   44
Redemption of Institutional
 Shares...........................   45
Appendix..........................  A-1
Account Application

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                        APPROXIMATE
                                                          INTEREST
                    INVESTMENT                              RATE
  FUND NAME         OBJECTIVES           DURATION       SENSITIVITY    INVESTMENT SECTOR      CREDIT QUALITY
--------------  ------------------- ------------------- ------------ ---------------------- -------------------
ADJUSTABLE      A high level of     Target = 6-month    9-month note At least 65% of        U.S. Government
RATE            current income,     to 1-year                        total assets in        Securities
GOVERNMENT      consistent with     U.S. Treasury                    securities issued or
FUND            low volatility      Security                         guaranteed by the
                of principal.       Maximum = 2 years                U.S. government,
                                                                     its agencies,
                                                                     instrumentalities
                                                                     or sponsored
                                                                     enterprises
                                                                     ("U.S. Government
                                                                     Securities'')
                                                                     that are adjustable
                                                                     rate mortgage
                                                                     pass-through
                                                                     securities and
                                                                     other mortgage
                                                                     securities with
                                                                     periodic interest
                                                                     rate resets.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of     Target = 2-year     2-year bond  At least 65% of        U.S. Government
GOVERNMENT      current income,     U.S. Treasury                    total assets in        Securities
FUND            and secondarily,    Security plus                    U.S. Government
                in seeking current  or minus .5 years                Securities
                income, may also    Maximum = 3 years                and repurchase
                consider the poten-                                  agreements
                tial for capital                                     collateralized
                appreciation.                                        by such securities.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of     Target = Lehman     3-year bond  At least 80% of        Minimum = BBB/Baa
TAX-FREE        current income,     Brothers                         net assets in
FUND            consistent with     3-year Municipal                 municipal securities.
                low volatility      Bond Index
                of principal,       plus or minus
                that is exempt      .5 years
                from regular        Maximum = 4 years
                federal
                income tax.
 --------------------------------------------------------------------------------------------
CORE FIXED      Total return        Target = Lehman     5-year bond  At least 65% of        Minimum = BBB/Baa
INCOME FUND     consisting          Brothers                         assets in fixed-income Minimum for non-
                of capital          Aggregate Bond                   securities, including  dollar securities =
                appreciation        Index plus or                    U.S. Government        AA/Aa
                and income that     minus 1 year                     Securities, corporate,
                exceeds the total   Maximum = 6 years                mortgage-backed
                return of the                                        and asset-backed
                Lehman Brothers                                      securities.
                Aggregate Bond
                Index.
  FUND NAME      OTHER INVESTMENTS      BENCHMARK
--------------- ------------------- -----------------
ADJUSTABLE      Fixed-rate          6-month and
RATE            mortgage            1-Year U.S.
GOVERNMENT      pass-through        Treasury Security
FUND            securities and
                repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.
 --------------------------------------------------------------------------------------------
SHORT DURATION  Mortgage pass-      2-Year U.S.
GOVERNMENT      through             Treasury Security
FUND            securities and
                other securities
                representing an
                interest in or
                collateralized
                by mortgage loans.
 --------------------------------------------------------------------------------------------
SHORT DURATION  U.S. Government     Lehman Brothers
TAX-FREE        Securities          3-Year Municipal
FUND            and repurchase      Bond Index
                agreements
                collateralized
                by such securities.
 --------------------------------------------------------------------------------------------
CORE FIXED      Foreign fixed-      Lehman Brothers
INCOME FUND     income,             Aggregate Bond
                municipal and       Index
                convertible
                securities,
                foreign currencies
                and repurchase
                agreements
                collateralized
                by U.S.
                Government
                Securities.

                                                        APPROXIMATE
                                                         INTEREST
                  INVESTMENT                               RATE
 FUND NAME        OBJECTIVES             DURATION       SENSITIVITY  INVESTMENT SECTOR    CREDIT QUALITY     OTHER INVESTMENTS
 ----------  --------------------- -------------------- ----------- -------------------- ----------------- ----------------------
 GLOBAL      A high total return,  Target = J.P. Morgan 6-year bond Securities of U.S.   Minimum = AA/Aa   Mortgage and asset-
 INCOME      emphasizing current   Global Government                and foreign          or A if sovereign backed securities,
 FUND        income, and, to a     Bond Index                       governments and      issuer            foreign currencies
             lesser extent,        (hedged)                         corporations.        At least 50% =    and repurchase
             providing             plus or minus                                         AAA/Aaa           agreements
             opportunities         2.5 years                                                               collateralized by
             for capital           Maximum = 7.5 years                                                     U.S. Government
             appreciation.                                                                                 Securities or
                                                                                                           certain foreign
                                                                                                           government securities.
 --------------------------------------------------------------------------------------------
 HIGH YIELD  A high level of       Target = Lehman      6-year bond At least 65% of      At least 65% =    Mortgage-backed
 FUND        current income        Brothers High                    assets in fixed-     BB/Ba or below    and asset-backed
             and, secondarily,     Yield Bond Index                 income securities                      securities, U.S.
             capital appreciation. plus or minus                    rated below                            Government
                                   2.5 years                        investment grade,                      Securities,
                                   Maximum =7.5 years               including U.S. and                     investment grade
 FUND NAME      BENCHMARK                                           non-U.S. dollar                        corporate fixed-
------------ ---------------                                        corporate debt,                        income securities,
                                                                    foreign government                     structured
 GLOBAL      J.P. Morgan                                            securities,                            securities,
 INCOME      Global                                                 convertible                            foreign currencies
 FUND        Government Bond                                        securities                             and repurchase
             Index (hedged)                                         and preferred stock.                   agreements
                                                                                                           collateralized by
                                                                                                           U.S. Government
                                                                                                           Securities.
 --------------------------------------------------------------------------------------------
 HIGH YIELD  Lehman Brothers
 FUND        High Yield
             Bond Index

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Non-Diversification. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as the Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the Global Income Fund. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

   The minimum initial investment is $50,000 ($1,000,000 for the Global Income and High Yield Funds) in Institutional Shares of the Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

   You may purchase Institutional Shares of the Funds through Goldman Sachs. Institutional Shares are purchased at the current net asset value without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

   You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                               INVESTMENT INCOME
                                                   DIVIDENDS
                                               ------------------ CAPITAL GAINS
    FUND                                       DECLARED    PAID   DISTRIBUTIONS
    ----                                       ------------------ -------------
  Adjustable Rate Government.................. Daily     Monthly  Annually
  Short Duration Government................... Daily     Monthly  Annually
  Short Duration Tax-Free..................... Daily     Monthly  Annually
  Core Fixed Income........................... Daily     Monthly  Annually
  Global Income............................... Monthly   Monthly  Annually
  High Yield.................................. Daily     Monthly  Annually

   Recordholders of Institutional Shares may receive dividends in additional Institutional Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                   FEES AND EXPENSES (INSTITUTIONAL SHARES)



                         ADJUSTABLE RATE SHORT DURATION                CORE FIXED GLOBAL  HIGH
                           GOVERNMENT      GOVERNMENT   SHORT DURATION   INCOME   INCOME  YIELD
                             FUND/1/          FUND      TAX-FREE FUND     FUND     FUND  FUND/1/
                         --------------- -------------- -------------- ---------- ------ -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on
  Purchases............       none            none           none         none     none   none
 Maximum Sales Charge
  Imposed on
  Reinvested Divi-
  dends................       none            none           none         none     none   none
 Redemption Fees.......       none            none           none         none     none   none
 Exchange Fees.........       none            none           none         none     none   none
ANNUAL FUND OPERATING EXPENSES: (as a
 percentage of average daily net
 assets)
 Management Fees (after
  applicable limita-
  tions)/2/............       0.40%           0.40%          0.40%        0.40%    0.59%  0.65%
 Distribution (Rule
  12b-1) Fees..........       none            none           none         none     none   none
 Other Expenses (after
  applicable
  limitations)/3/......       0.11%           0.05%          0.05%        0.05%    0.06%  0.05%
                              ----            ----           ----         ----     ----   ----
  TOTAL FUND OPERATING
   EXPENSES (after fee
   and expense
   limitations)/4/.....       0.51%           0.45%          0.45%        0.45%    0.65%  0.70%
                              ====            ====           ====         ====     ====   ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

   FUND                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ----                                          ------ ------- ------- --------
Adjustable Rate Government......................  $ 5     $16     $29     $64
Short Duration Government.......................  $ 5     $14     $25     $57
Short Duration Tax-Free.........................  $ 5     $14     $25     $57
Core Fixed Income...............................  $ 5     $14     $25     $57
Global Income...................................  $ 7     $21     $36     $81
High Yield......................................   $7     $22     N/A     N/A

--------
/1/Based on estimated amounts for the current fiscal year for the Adjustable
  Rate Government and High Yield Funds.
/2/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government, Global Income and High Yield Funds equal to .10%, .31% and .05%, respectively. Without such limitations, management fees would be .50%, .90% and .70% of each Fund's average daily net assets, respectively.
/3/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds)) to the extent such expenses exceed .05%, .05%, .05%, .06% and .01% of the average daily net assets of the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Global Income and High Yield Funds, respectively.

/4/Without the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of each Fund (other than the Adjustable Rate Government and High Yield Funds) for the fiscal year ended October 31, 1996 would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Short Duration Government.................................   .21%      .71%
   Short Duration Tax-Free...................................   .61%     1.01%
   Core Fixed Income.........................................   .43%      .83%
   Global Income.............................................   .21%     1.11%

 In addition, for the High Yield Fund, without the limitations described above, "Other Expenses" and "Total Operating Expenses" for the current fiscal year are estimated to be .60% and 1.30%, respectively.

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds also offer Administration Shares, Service Shares, Class A Shares and Class B Shares; Adjustable Rate Government Fund also offers Administration Shares, Service Shares and Class A Shares; Global Income and High Yield Funds also offer Service Shares, Class A Shares and Class B Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management --Investment Advisers."

                              FINANCIAL HIGHLIGHTS


          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Institutional or Service shares of the High Yield Fund. Accordingly, there are no financial highlights for these classes.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                              ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $ 9.77    $0.5759(a)    $0.0772 (a)       --       $0.6531
1996-Administra-
 tion Shares....     9.77     0.5489(a)     0.0797 (a)       --        0.6286
1996-Class A
 Shares.........     9.77     0.5481(a)     0.0806 (a)       --        0.6287
1995-Institu-
 tional Shares..     9.74     0.5630(a)     0.0717 (a)       --        0.6347
1995-Administra-
 tion Shares....     9.74     0.5366(a)     0.0737 (a)       --        0.6103
1995-Class A
 Shares(c)......     9.79     0.2721(a)    (0.0090)(a)       --        0.2631
1994-Institu-
 tional Shares..    10.00     0.4341(a)    (0.2455)(a)       --        0.1886
1994-Administra-
 tion Shares....    10.00     0.4211(a)    (0.2572)(a)       --        0.1639
1993-Institu-
 tional Shares..    10.04     0.4397       (0.0376)(d)       --        0.4021
1993-Administra-
 tion
 Shares(e)......    10.02     0.2146       (0.0173)(d)       --        0.1973
1992-Institu-
 tional Shares..    10.03     0.5599       (0.0029)(d)       --        0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
 tional Shares..    10.00     0.1531        0.0322 (d)       --        0.1853
                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
                  ---------- ------------ ---------- ------------ ------- -------------
                                        ADJUSTABLE RATE GOVERNMENT FUND
----------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $(0.5725)      --       $(0.0206)      --         --     $(0.5931)
1996-Administra-
 tion Shares....    (0.5489)      --        (0.0198)      --         --      (0.5687)
1996-Class A
 Shares.........    (0.5489)      --        (0.0198)      --         --      (0.5687)
1995-Institu-
 tional Shares..    (0.5759)      --        (0.0287)      --         --      (0.6046)
1995-Administra-
 tion Shares....    (0.5528)      --        (0.0275)      --         --      (0.5803)
1995-Class A
 Shares(c)......    (0.2697)      --        (0.0134)      --         --      (0.2831)
1994-Institu-
 tional Shares..    (0.4486)      --            --        --         --      (0.4486)
1994-Administra-
 tion Shares....    (0.4239)      --            --        --         --      (0.4239)
1993-Institu-
 tional Shares..    (0.4397)      --        (0.0024)      --         --      (0.4421)
1993-Administra-
 tion
 Shares(e)......    (0.2146)      --        (0.0027)      --         --      (0.2173)
1992-Institu-
 tional Shares..    (0.5470)      --            --        --         --      (0.5470)
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
 tional Shares..    (0.1553)      --            --        --         --      (0.1553)

                                                                                          RATIOS ASSUMING NO
                                                                                          VOLUNTARY WAIVER OF
                                                                                            FEES OR EXPENSE
                                                                                              LIMITATIONS
                                                                                          ----------------------
                                               RATIO OF   RATIO OF                                     RATIO OF
                     NET      NET                NET        NET                           RATIO OF       NET
                   INCREASE  ASSET             EXPENSES  INVESTMENT                       EXPENSES    INVESTMENT
                  (DECREASE) VALUE                TO       INCOME     PORT     NET ASSETS    TO         INCOME
                    IN NET   AT END            AVERAGE   (LOSS) TO   FOLIO     AT END OF  AVERAGE     (LOSS) TO
                    ASSET      OF     TOTAL      NET      AVERAGE   TURNOVER     PERIOD     NET        AVERAGE
                    VALUE    PERIOD RETURN(K)   ASSETS   NET ASSETS RATE(D)    (IN 000S)   ASSETS     NET ASSETS
                  ---------- ------ ---------  --------  ---------- --------   ---------- --------    ----------
                                             ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $0.0600   $9.83    6.86%      0.45%      5.85%     52.36%     $613,149    0.51%       5.79%
1996-Administra-
 tion Shares....    0.0600    9.83    6.60       0.70       5.59      52.36         3,792    0.76        5.53
1996-Class A
 Shares.........    0.0600    9.83    6.60       0.70       5.59      52.36        10,728    1.01        5.28
1995-Institu-
 tional Shares..    0.0301    9.77    6.75       0.46       5.77      24.12       657,358    0.53        5.70
1995-Administra-
 tion Shares....    0.0300    9.77    6.48       0.71       5.50      24.12         3,572    0.78        5.43
1995-Class A
 Shares(c)......   (0.0200)   9.77    2.74(f)    0.69(b)    5.87(b)   24.12        15,203    1.01(b)     5.55(b)
1994-Institu-
 tional Shares..   (0.2600)   9.74    1.88       0.46       4.38      37.81       942,523    0.49        4.35
1994-Administra-
 tion Shares....   (0.2600)   9.74    1.63       0.71       4.27      37.81         6,960    0.74        4.24
1993-Institu-
 tional Shares..   (0.0400)  10.00    4.13       0.45       4.36     103.74     2,760,871    0.48        4.33
1993-Administra-
 tion
 Shares(e)......   (0.0200)  10.00    2.01(f)    0.70(b)    3.81(b)  103.74         5,326    0.73(b)     3.78(b)
1992-Institu-
 tional Shares..    0.0100   10.04    6.12       0.42       5.61     286.40     2,145,064    0.55        5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
 tional Shares..    0.0300   10.03    2.14(f)    0.20(b)    7.31(b)  145.67(b)    239,642 1.02(b)        6.49(b)

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                  SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............    $9.82    $0.6290(a)    $0.0136 (a)         --     $0.6426
1996-Administra-
 tion
 Shares(h)......     9.86     0.3837(a)     0.0003 (a)         --      0.3840
1996-Service
 Shares(i)......     9.72     0.3134(a)     0.1018 (a)         --      0.4152
1995-Institu-
 tional Shares..     9.64     0.6652(a)     0.1666 (a)         --      0.8318
1995-Administra-
 tion Shares....     9.64     0.2384(a)    (0.0433)(a)         --      0.1951
1994-Institu-
 tional Shares..    10.14     0.5628(a)    (0.4592)(a)         --      0.1036
1994-Administra-
 tion Shares....    10.14     0.5329(a)    (0.4539)(a)         --      0.0790
1993-Institu-
 tional Shares..    10.16     0.5627       (0.0135)(d)         --      0.5492
1993-Administra-
 tion
 Shares(e)......    10.23     0.2725       (0.0900)(d)         --      0.1825
1992-Institu-
 tional Shares..    10.22     0.6703       (0.0600)(d)         --      0.6103
1991-Institu-
 tional Shares..    10.00     0.8020        0.2200 (d)         --      1.0220
1990-Institu-
 tional Shares..    10.07     0.8300       (0.0700)(d)         --      0.7600
1989-Institu-
 tional Shares..    10.10     0.8800           --              --      0.8800
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    10.00     0.1800        0.1000 (d)         --      0.2800

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  -----------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM        TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID    DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN          TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL   SHAREHOLDERS
                  ---------- ------------ ---------- ------------ --------  -------------
                                   SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............   $(0.6326)       --          --           --         --     $(0.6326)
1996-Administra-
 tion
 Shares(h)......    (0.3940)       --          --           --         --      (0.3940)
1996-Service
 Shares(i)......    (0.3152)       --          --           --         --      (0.3152)
1995-Institu-
 tional Shares..    (0.6518)       --          --           --         --      (0.6518)
1995-Administra-
 tion Shares....    (0.2051)       --          --           --         --      (0.2051)
1994-Institu-
 tional Shares..    (0.5598)   (0.0438)        --           --         --      (0.6036)
1994-Administra-
 tion Shares....    (0.5352)   (0.0438)        --           --         --      (0.5790)
1993-Institu-
 tional Shares..    (0.5627)       --      (0.0065)         --         --      (0.5692)
1993-Administra-
 tion
 Shares(e)......    (0.2725)       --          --           --         --      (0.2725)
1992-Institu-
 tional Shares..    (0.6703)       --          --           --         --      (0.6703)
1991-Institu-
 tional Shares..    (0.8020)       --          --           --         --      (0.8020)
1990-Institu-
 tional Shares..    (0.8300)       --          --           --         --      (0.8300)
1989-Institu-
 tional Shares..    (0.8800)       --          --           --     (0.0300)    (0.9100)
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    (0.1800)       --          --           --         --     (0.1800)

                                                                                           RATIOS ASSUMING NO
                                                                                           VOLUNTARY WAIVER OF
                                                                                             FEES OR EXPENSE
                                                                                               LIMITATIONS
                                                                                           --------------------
                                                  RATIO OF   RATIO OF                NET              RATIO OF
                     NET      NET                   NET        NET                 ASSETS  RATIO OF     NET
                   INCREASE  ASSET                EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                  (DECREASE) VALUE                   TO       INCOME                 OF       TO       INCOME
                    IN NET   AT END               AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                    ASSET      OF        TOTAL      NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                    VALUE    PERIOD    RETURN(K)   ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                  ---------- ------    ---------  --------  ---------- ---------   ------- --------  ----------
                                                                   SHORT DURATION GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............   $0.0100   $9.83        6.75%     0.45%      6.44%    115.45%    $99,944   0.71%      6.18%
1996-Administra-
 tion
 Shares(h)......   (0.0100)   9.85        4.00(f)   0.70(b)    5.97(b)  115.45         252   0.96(b)    5.71(b)
1996-Service
 Shares(i)......    0.1000    9.82        4.35(f)   0.95(b)    6.05(b)  115.45       1,822   1.21(b)    5.79(b)
1995-Institu-
 tional Shares..    0.1800    9.82        8.97      0.45       6.87     292.56     103,760   0.72       6.60
1995-Administra-
 tion Shares....   (0.0100)   9.63(h)     2.10      0.70(b)    7.91(b)  292.56         --    0.90(b)    7.71(b)
1994-Institu-
 tional Shares..   (0.5000)   9.64        0.99      0.45       5.69     289.79     193,095   0.59       5.55
1994-Administra-
 tion Shares....   (0.5000)   9.64        0.73      0.70       5.38     289.79         730   0.84       5.24
1993-Institu-
 tional Shares..   (0.0200)  10.14        5.55      0.45       5.46     411.66     359,708   0.64       5.31
1993-Administra-
 tion
 Shares(e)......   (0.0900)  10.14        1.74      0.70(b)    4.84(b)  411.66      16,490   0.80(b)    4.74(b)
1992-Institu-
 tional Shares..   (0.0600)  10.16        6.24      0.45       6.60     216.07     277,927   0.69       6.36
1991-Institu-
 tional Shares..    0.2200   10.22       10.93      0.45       8.25     155.44     158,848   0.79       7.91
1990-Institu-
 tional Shares..   (0.0700)  10.00        8.23      0.45       8.62     173.21      68,995   0.95       8.12
1989-Institu-
 tional Shares..   (0.0300)  10.07        9.08      0.46       8.71     137.37      31,015   1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    0.1000   10.10        3.30(f)   0.55(b)    8.55(b)  167.00(b)   39,052   1.42(b)    7.68(b)

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                      SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $ 9.94    $0.4192(a)    $ 0.0200 (a)        --     $0.4392
1996-Administra-
 tion Shares....     9.94     0.3944(a)      0.0200 (a)        --      0.4144
1996-Service
 Shares.........     9.95     0.3697(a)      0.0200 (a)        --      0.3897
1995-Institu-
 tional Shares..     9.79     0.4235(a)      0.1500 (a)        --      0.5735
1995-Administra-
 tion Shares....     9.79     0.3989(a)      0.1500 (a)        --      0.5489
1995-Service
 Shares.........     9.79     0.3744(a)      0.1600 (a)        --      0.5344
1994-Institu-
 tional Shares..    10.23     0.3787(a)     (0.3575)(a)        --      0.0212
1994-Administra-
 tion Shares....    10.23     0.3537(a)     (0.3575)(a)        --     (0.0038)
1994-Service
 Shares(j)......     9.86     0.0475(a)     (0.0700)(a)               (0.0225)
1993-Institu-
 tional Shares..     9.93     0.3834         0.3000(d)         --      0.6834
1993-Administra-
 tion
 Shares(j)......    10.16     0.1555         0.0720(d)         --      0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    10.00     0.0341        (0.0700)(d)        --     (0.0359)
                                     CORE FIXED INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $10.00    $0.6448       $(0.0704)           --     $0.5744
1996-Administra-
tion Shares(1)..     9.91     0.4083        (0.0703)           --      0.3380
1996-Service
Shares(1).......     9.77     0.3756         0.0898            --      0.4654
1995-Institu-
tional Shares...     9.24     0.6423         0.7610            --      1.4033
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    10.00     0.4648        (0.7617)           --     (0.2969)

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ----------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS
                  ---------- ------------ ---------- ------------ -------- -------------
                                      SHORT DURATION TAX-FREE FUND
----------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $(0.4192)        --          --          --         --    $(0.4192)
1996-Administra-
 tion Shares....    (0.3944)        --          --          --         --     (0.3944)
1996-Service
 Shares.........    (0.3697)        --          --          --         --     (0.3697)
1995-Institu-
 tional Shares..    (0.4235)        --          --          --         --     (0.4235)
1995-Administra-
 tion Shares....    (0.3989)        --          --          --         --     (0.3989)
1995-Service
 Shares.........    (0.3744)        --          --          --         --     (0.3744)
1994-Institu-
 tional Shares..    (0.3787)    (0.0825)        --          --         --     (0.4612)
1994-Administra-
 tion Shares....    (0.3537)    (0.0825)        --          --         --     (0.4362)
1994-Service
 Shares(j)......    (0.0475)                    --                            (0.0475)
1993-Institu-
 tional Shares..    (0.3834)        --          --          --         --     (0.3834)
1993-Administra-
 tion
 Shares(j)......    (0.1555)        --          --          --         --     (0.1555)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    (0.0341)        --          --          --         --     (0.0341)
                                            CORE FIXED INCOME FUND
-----------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $(0.6438)   $(0.0806)        --          --         --    $(0.7244)
1996-Administra-
tion Shares(1)..    (0.4080)        --          --          --         --     (0.4080)
1996-Service
Shares(1).......    (0.3754)        --          --          --         --     (0.3754)
1995-Institu-
tional Shares...    (0.6433)        --          --          --         --     (0.6433)
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    (0.4648)        --          --          --         --     (0.4648)

                                                                                         RATIOS ASSUMING NO
                                                                                         VOLUNTARY WAIVER OF
                                                                                           FEES OR EXPENSE
                                                                                             LIMITATIONS
                                                                                         --------------------
                                                RATIO OF   RATIO OF                NET              RATIO OF
                     NET      NET                 NET        NET                 ASSETS  RATIO OF     NET
                   INCREASE  ASSET              EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                  (DECREASE) VALUE                 TO       INCOME                 OF       TO       INCOME
                    IN NET   AT END             AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                    ASSET      OF   O-OTOTAL      NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                    VALUE    PERIOD RETURN(K)    ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                  ---------- ------ ---------   --------  ---------- ---------   ------- --------  ----------
                                                                    SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..    $0.0300  $9.96     4.50%      0.45%      4.21%    231.65%    $34,814   1.01%      3.65%
1996-Administra-
 tion Shares....     0.0300   9.96     4.24       0.70       3.96     231.65          48   1.26       3.40
1996-Service
 Shares.........     0.0200   9.97     3.98       0.95       3.74     231.65         695   1.51       3.18
1995-Institu-
 tional Shares..     0.1500   9.94     5.98       0.45       4.31     259.52      58,389   0.77       3.99
1995-Administra-
 tion Shares....     0.1500   9.94     5.76       0.70       4.14     259.52          46   1.02       3.82
1995-Service
 Shares.........     0.1600   9.95     5.59       0.95       3.87     259.52         454   1.27       3.55
1994-Institu-
 tional Shares..    (0.4400)  9.79     0.17       0.45       3.74     354.00      83,704   0.61       3.58
1994-Administra-
 tion Shares....    (0.4400)  9.79    (0.11)      0.70       3.51     354.00       3,866   0.86       3.35
1994-Service
 Shares(j)......    (0.0700)  9.79    (0.32)(f)   0.95(b)    4.30(b)  354.00         440   1.11(b)    4.14(b)
1993-Institu-
 tional Shares..     0.3000  10.23     7.03       0.41       3.70     404.60     115,803   1.06       3.05
1993-Administra-
 tion
 Shares(j)......     0.0720  10.23     2.28(f)    0.70(b)    3.32(b)  404.60         911   1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    (0.0700)  9.93    (0.34)(f)   0.05(b)    4.58(b)   31.19(f)   14,601   2.68(b)    1.95(b)
                                                                       CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $(0.1500) $9.85     5.98%      0.45%      6.51%    414.20%    $72,061   0.83%      6.13%
1996-Administra-
tion Shares(1)..    (0.0700)  9.84     3.56(f)    0.70(b)    6.41(b)  414.20         702   1.08(b)    6.03(b)
1996-Service
Shares(1).......     0.0900   9.86     4.90(f)    0.95(b)    6.37(b)  414.20         381   1.33(b)    5.99(b)
1995-Institu-
tional Shares...     0.7600  10.00    15.72       0.45       6.56     383.26      55,502   0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    (0.7617)  9.24    (3.00)      0.45(b)    6.48(b)  288.25      24,508   1.46(b)    5.47(b)

                                      11

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           -----------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED
                                       UNREALIZED      AND
                                      GAIN (LOSS)   UNREALIZED    TOTAL
                                           ON      GAIN (LOSS)    INCOME
                 NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)
                 VALUE AT     NET      OPTION AND    CURRENCY      FROM
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS
                 --------- ---------- ------------ ------------ ----------
                                     GLOBAL INCOME FUND
---------------- ---------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........  $14.45     $0.71       $0.62        $0.18       $1.51
1996-Class B
shares(m).......   14.03      0.34        0.41         0.11        0.86
1996-
Institutional
shares..........   14.45      1.15        0.32         0.10        1.57
1995-Class A
shares..........   13.43      0.89        0.92         0.15        1.96
1995-
Institutional
shares(m).......   14.09      0.22        0.34         0.06        0.62
1994-Class A
shares..........   15.07      0.84       (1.37)       (0.12)      (0.65)
1993-Class A
shares..........   14.69      0.85        1.07        (0.42)       1.50
1992-Class A
shares..........   14.60      1.14        0.45        (0.36)       1.23
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........   14.55      0.25        0.23        (0.19)       0.29

                                     DISTRIBUTIONS TO SHAREHOLDERS
                 ---------------------------------------------------------------------
                                                     IN EXCESS
                              FROM NET                 OF NET
                              REALIZED                REALIZED
                              GAIN ON                 GAIN ON
                            INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL
                  FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS
                 INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO
                   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
                 ---------- ------------ ---------- ------------ ------- -------------
                                           GLOBAL INCOME FUND
---------------- ---------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........   $(1.43)       --         --          --          --      $(1.43)
1996-Class B
shares(m).......    (0.36)       --         --          --          --       (0.36)
1996-
Institutional
shares..........    (1.50)       --         --          --          --       (1.50)
1995-Class A
shares..........    (0.94)       --         --          --          --       (0.94)
1995-
Institutional
shares(m).......    (0.26)       --         --          --          --       (0.26)
1994-Class A
shares..........    (0.22)     (0.16)       --          --        (0.61)     (0.99)
1993-Class A
shares..........    (0.85)     (0.27)       --          --          --       (1.12)
1992-Class A
shares..........    (1.14)       --         --          --          --       (1.14)
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........    (0.24)       --         --          --          --       (0.24)

                                                                                              RATIOS
                                                                                           ASSUMING NO
                                                                                            VOLUNTARY
                                                                                          WAIVER OF FEES
                                                                                            OR EXPENSE
                                                                                           LIMITATIONS
                                                                                        -------------------
                                              RATIO OF                           NET               RATIO OF
                    NET      NET                NET      RATIO OF               ASSETS  RATIO OF     NET
                  INCREASE  ASSET             EXPENSES     NET                  AT END  EXPENSES  INVESTMENT
                 (DECREASE) VALUE                TO     INVESTMENT                OF       TO       INCOME
                   IN NET   AT END            AVERAGE   INCOME TO  PORTFOLIO    PERIOD  AVERAGE   (LOSS) TO
                   ASSET      OF     TOTAL      NET      AVERAGE   TURNOVER      (IN      NET      AVERAGE
                   VALUE    PERIOD RETURN(K)   ASSETS   NET ASSETS  RATE(D)     000S)    ASSETS   NET ASSETS
                 ---------- ------ ---------  --------  ---------- ---------   -------- --------  ----------
                                                    GLOBAL INCOME FUND
---------------- --------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........   $0.08    $14.53   11.05%     1.16%      5.81%    232.15%    $198,665   1.64%      5.33%
1996-Class B
shares(m).......    0.50     14.53    6.24(f)   1.70(b)    5.16(b)  232.15          256   2.14(b)    4.72(b)
1996-
Institutional
shares..........    0.07     14.52   11.55      0.65       6.35     232.15       54,254   1.11       5.89
1995-Class A
shares..........    1.02     14.45   15.08      1.29       6.23     265.86      245,835   1.58       5.94
1995-
Institutional
shares(m).......    0.36     14.45    4.42(f)   0.65(b)    6.01(b)  265.86       31,619   1.08(b)    5.58(b)
1994-Class A
shares..........   (1.64)    13.43   (4.49)     1.28       5.73     343.74      396,584   1.53       5.48
1993-Class A
shares..........    0.38     15.07   10.75      1.30       5.78     313.88      675,662   1.55       5.53
1992-Class A
shares..........    0.09     14.69    8.77      1.37       7.85     270.75      588,893   1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........    0.05     14.60    2.00      0.38(f)    1.72(f)   34.22(f)   388,744   0.44(f)    1.66(f)
-----------------------------------------------------------------------------------------------------------

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l) Administration and Service share activity commenced operations on February 28, 1996 and March 13, 1996 respectively.
(m) Institutional and Class B shares commenced operations on June 1, 1995 and May 1, 1996, respectively.
(n) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal

Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to

10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper and (vi) Mortgage-Backed and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. However, the Fund may also invest in obligations of a sovereign issuer, denominated in the issuer's own currency, rated at least A by S&P or Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. With respect to other countries, not more than 25% of the Fund's total assets will be invested in securities of issuers in any other foreign country.

 HIGH YIELD FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National

Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free Fund and, to a limited extent, the Core Fixed Income and High Yield Funds, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free Fund's distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest, and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES


  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated investment objectives and invest more than 20% of its net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free Fund) and interest rate swaps, caps, floors and collars, (iii) inverse floating-rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free Fund, tender option bonds and standby commitments. For more information, see the Additional Statement.


                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free Fund's policy to invest, under normal market conditions, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFICATION STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. It is anticipated that the annual portfolio turnover rate for the High Yield Fund will generally not exceed 150%. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.


                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership, which is an affiliate of Goldman Sachs, serves as investment adviser to the Short Duration Government and Adjustable Rate Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. As of March 24, 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each

Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and
(d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides the Fund with office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  CORE FIXED INCOME FUND. The Fund's portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE FUND. The Fund's portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Prior to 1992, he spent two years managing multi-currency fixed-income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies. Prior to his employment at Rothschild, Mr. Wilson spent seven years at the Reserve Bank of New Zealand, his most recent position as Trading Manager of foreign reserves management. Mr. Wilson's employment at the Reserve Bank at New Zealand also included a two year assignment to the foreign investment unit at the Bank of England in London.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                           FOR THE FISCAL
                             CONTRACTUAL     YEAR ENDED
                                RATE*    OCTOBER 31,  1996*
                             ----------- ------------------
GSAM
----
  Short Duration Tax-Free       0.40%          0.40%
  Core Fixed Income             0.40%          0.40%
  High Yield                    0.70%            N/A
GSFM
----
  Short Duration Government     0.50%          0.40%
  Adjustable Rate Government    0.40%          0.40%
GSAMI
-----
  Global Income                 0.90%          0.59%

--------
* With respect to Global Income Fund, a Management Agreement combining advisory, subadvisory and administration services was adopted effective April 30, 1997. The Management Agreements for the other funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Global Income Fund, is identical to the aggregate advisory, subadvisory and administration fee rate payable by the Fund under the previously separate investment advisory, subadvisory and administration agreements). For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, fees under service and administration plans, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.06% and 0.01% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a fee from the Global Income Fund for transfer agency services. Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds equal to each class' proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares where applicable plus 0.04% of the average daily net assets of the other classes of the Funds. Goldman Sachs is entitled to receive a fee from the High Yield Fund equal to .04% of the average daily net assets of Institutional and Service shares.


                                   DIVIDENDS


  Each Fund (other than the Global Income Fund) will declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. The Global Income Fund will declare and pay dividends monthly. Shares of Global Income Fund will be eligible for dividends which accrue on or after the date such shares are purchased and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends (other than the Global Income Fund) from net investment income will be made on the last calendar day of each month in additional shares of a Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. In the case of Global Income Fund, reinvestment of dividends from net investment income in additional shares of the Fund will be made on the second to last Business Day of each month. Cash dividends will be paid on or about the last Business Day of the month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                            PERFORMANCE INFORMATION


  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free Fund may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free Fund's tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of April 1, 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).



                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free Fund that are attributable to interest on tax-exempt obligations and that the Fund properly designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free Fund. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free Fund is not deductible to the extent attributable to the Short Duration Tax-Free Fund's distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free Fund, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Services or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of either Fund is comprised of stock or securities of foreign corporations at the end of its taxable year and the applicable Fund so elects, that Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by that Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If either Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and an individual monthly statement (quarterly in the case of Global Income Fund). A year-to-date statement for any account will be provided upon request made to Goldman Sachs.

SUB-ACCOUNTING SERVICE

  Each Fund has designed special procedures to assist institutional investors (including banks) desiring to establish multiple accounts (master accounts and their sub-accounts). Sub-accounts may be established with registration by name and/or number. Institutions will not normally be charged for this service unless otherwise agreed upon. Upon request, master accounts will be provided with a monthly summary report which sets forth in order by account number (or name) the share balance at month end and the income, if any, together with the total share balance and income, if any, for the master account. The Global Income Fund does not generally provide sub-accounting services.


                       PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within three (3) Business Days of receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Fund, an investor must open an account with a Fund by furnishing necessary information to such Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES APPLICABLE TO EACH FUND OTHER THAN THE GLOBAL INCOME FUND

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to The Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

PURCHASE PROCEDURES APPLICABLE TO THE GLOBAL INCOME FUND

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds-- Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o National Financial Data Services, Inc., P.O. Box 419711, Kansas City, MO 64141-6711.

MINIMUM INITIAL INVESTMENTS

  In the case of each Fund other than the Global Income and High Yield Funds, the minimum initial investment is $50,000 in Institutional Shares of a Fund alone or in combination with Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and the corresponding class of any portfolio of the Goldman Sachs Money Market Funds. The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

  In the case of the Global Income and High Yield Funds, the minimum initial investment is $1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates. Institutional Shares of the Global Income and High Yield Funds are offered to
(a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) qualified non-profit organizations, charitable trusts, foundations and endowments; (d) any state, county, city or any instrumentality, department, authority or agency thereof; (e) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (f) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) registered investment advisers who have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (h) accounts over which GSAM or its advisory affiliates have investment discretion. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  Institutional Shares of the Global Income Fund will be issued and dividends will begin to be paid with respect to dividends which accrue on or after the purchase of Institutional Shares. For the other Funds, the following applies:

    PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received by Goldman Sachs by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt by Goldman Sachs of a purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by State Street.

    PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received.

  Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

  The Funds reserve the right to redeem the Institutional Shares of any Institutional Shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Fund to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                              EXCHANGE PRIVILEGE


  Institutional Shares of a Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares, c/o GSAM Shareholders Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "Redemption of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Institutional Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Trust. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."


                      REDEMPTION OF INSTITUTIONAL SHARES


  The Funds will redeem their Institutional Shares upon request of an Institutional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. An Institutional Shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each Institutional Shareholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Institutional Shares of each Fund (other than Global Income Fund) to be redeemed earn dividends declared on the day the request is received.

  The Fund will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Institutional Shareholder's Account Information Form or, if the shareholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three
(3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer process. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171



TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550


FIPROINST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS
INSTITUTIONAL SHARES



GOLDMAN
SACHS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROSPECTUS
May 1, 1997     GOLDMAN SACHS FIXED INCOME FUNDS SERVICE SHARES

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
  Seeks a high level of current income, consistent with low volatility of principal. The Fund invests primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
  Seeks a high level of current income and secondarily, in seeking current in-come, may also consider the potential for capital appreciation. The Fund in-vests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
  Seeks a high level of current income, consistent with relatively low vola-tility of principal, that is exempt from regular federal income tax. The Fund invests primarily in municipal securities.
GOLDMAN SACHS CORE FIXED INCOME FUND
  Seeks a total return consisting of capital appreciation and income that ex-ceeds the total return of the Lehman Brothers Aggregate Bond Index. The Fund invests primarily in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or spon-sored enterprises, corporate securities, mortgage-backed securities and as-set-backed securities.

GOLDMAN SACHS GLOBAL INCOME FUND
  Seeks a high total return, emphasizing current income and, to a lesser ex-tent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.

GOLDMAN SACHS HIGH YIELD FUND
  Seeks a high level of current income and, secondarily, capital appreciation. The Fund invests primarily in fixed-income securities rated below investment grade.

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
                                                        (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED-INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein) or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights.....................    1
Fees and Expenses...................    7
Financial Highlights................    9
Investment Objectives and Policies..   13
Description of Securities...........   18
Risk Factors........................   25
Investment Techniques...............   28
Investment Restrictions.............   32
Portfolio Turnover..................   32
Management..........................   33
Dividends...........................   36

                                                                       PAGE
                                                                       ----
Net Asset Value.......................................................  37
Performance Information...............................................  38
Shares of the Trust...................................................  39
Taxation..............................................................  39
Additional Information................................................  41
Additional Services...................................................  42
Reports to Shareholders...............................................  42
Purchase of Service Shares............................................  43
Exchange Privilege....................................................  44
Redemption of Service Shares..........................................  45
Appendix.............................................................. A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                       APPROXIMATE
                                                         INTEREST
                    INVESTMENT                             RATE
  FUND NAME         OBJECTIVES          DURATION       SENSITIVITY    INVESTMENT SECTOR       CREDIT QUALITY
--------------  ------------------ ------------------- ------------ ---------------------- ---------------------
ADJUSTABLE      A high level of    Target = 6-month    9-month note At least 65% of        U.S. Government
RATE            current income,    to 1-year                        total assets in        Securities
GOVERNMENT      consistent with    U.S. Treasury                    securities issued or
FUND            low volatility     Security                         guaranteed by the
                of principal.      Maximum = 2 years                U.S. government,
                                                                    its agencies,
                                                                    instrumentalities
                                                                    or sponsored
                                                                    enterprises
                                                                    ("U.S. Government
                                                                    Securities'')
                                                                    that are adjustable
                                                                    rate mortgage
                                                                    pass-through
                                                                    securities and
                                                                    other mortgage
                                                                    securities with
                                                                    periodic interest
                                                                    rate resets.
-----------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = 2-year     2-year bond  At least 65% of        U.S. Government
GOVERNMENT      current income,    U.S. Treasury                    total assets in        Securities
FUND            and secondarily,   Security plus                    U.S. Government
                in seeking current or minus .5 years                Securities
                income, may        Maximum = 3 years                and repurchase
                also consider                                       agreements
                thepotential                                        collateralized
                for capital                                         by such securities.
                appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = Lehman     3-year bond  At least 80% of        Minimum = BBB/Baa
TAX-FREE        current income,    Brothers                         net assets in
FUND            consistent with    3-year Municipal                 municipal securities.
                low volatility     Bond Index
                of principal,      plus or minus
                that is exempt     .5 years
                from regular       Maximum = 4 years
                federal
                income tax.
-----------------------------------------------------------------------------------------------------------------------------------
CORE FIXED      Total return       Target = Lehman     5-year bond  At least 65% of        Minimum = BBB/Baa
INCOME FUND     consisting         Brothers                         assets in fixed-income Minimum for
                of capital         Aggregate Bond                   securities, including  non-dollar securities
                appreciation       Index plus or                    U.S. Government        = AA/Aa
                and income that    minus 1 year                     Securities, corporate,
                exceeds the total  Maximum = 6 years                mortgage-backed
                return of the                                       and asset-backed
                Lehman Brothers                                     securities.
                Aggregate Bond
                Index.
  FUND NAME      OTHER INVESTMENTS      BENCHMARK
--------------- ------------------- -----------------
ADJUSTABLE      Fixed-rate          6-month and
RATE            mortgage            1-Year U.S.
GOVERNMENT      pass-through        Treasury Security
FUND            securities and
                repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.
-----------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION  Mortgage pass-      2-Year U.S.
GOVERNMENT      through             Treasury Security
FUND            securities and
                other securities
                representing an
                interest in or
                collateralized
                by mortgage loans.
-----------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION  U.S. Government     Lehman Brothers
TAX-FREE        Securities          3-Year Municipal
FUND            and repurchase      Bond Index
                agreements
                collateralized
                by such securities.

CORE FIXED      Foreign fixed-      Lehman Brothers
INCOME FUND     income,             Aggregate Bond
                municipal and       Index
                convertible
                securities,
               foreign currencies
                and repurchase
                agreements
                collateralized
                by U.S.
                Government
                Securities.

                                                        APPROXIMATE
                                                         INTEREST
                  INVESTMENT                               RATE
 FUND NAME        OBJECTIVES             DURATION       SENSITIVITY  INVESTMENT SECTOR   CREDIT QUALITY     OTHER INVESTMENTS
 ----------  --------------------- -------------------- ----------- ------------------- ----------------- ----------------------
 GLOBAL      A high total return,  Target = J.P. Morgan 6-year bond Securities of       Minimum = AA/Aa   Mortgage and
 INCOME      emphasizing current   Global Government                U.S. and foreign    or A if sovereign asset-backed
 FUND        income, and, to       Bond Index                       governments and     issuer            securities, foreign
             a lesser extent,      (hedged) plus or                 corporations.       At least 50% =    currencies and
             providing             minus 2.5 years                                      AAA/Aaa           repurchase
             opportunities         Maximum = 7.5 years                                                    agreements
             for capital                                                                                  collateralized by
             appreciation.                                                                                U.S. Government
                                                                                                          Securities or
                                                                                                          certain foreign
                                                                                                          government securities.
------------------------------------------------------------------------------------------------------------------------------------
 HIGH YIELD  A high level of       Target = Lehman      6-year bond At least 65% of     At least 65% =    Mortgage-backed
 FUND        current income        Brothers High                    assets in fixed-    BB/Ba or below    and asset-backed
             and, secondarily,     Yield Bond Index                 income securities                     securities, U.S.
             capital appreciation. plus or minus                    rated below                           Government
                                   2.5 years                        investment grade,                     Securities,
                                   Maximum =7.5 years               including U.S. and                    investment grade
                                                                    non-U.S. dollar                       corporate fixed-
                                                                    corporate debt,                       income securities,
                                                                    foreign                               structured
                                                                    government                            securities,
                                                                    securities,                           foreign currencies
                                                                    convertible                           and repurchase
                                                                    securities                            agreements
                                                                    and preferred stock                   collateralized by
                                                                                                          U.S. Government
                                                                                                          Securities.

 FUND NAME      BENCHMARK
------------ ---------------
 GLOBAL      J.P. Morgan
 INCOME      Global
 FUND        Government
             Bond Index
             (hedged)
 FUND        High Yield
             Bond Index

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Non-Diversification. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as the Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the Global Income Fund. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

   The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

   Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Fund are purchased by Service Organizations through Goldman Sachs at the current net asset value without any sales load. See "Purchase of Service Shares."

   ADDITIONAL SERVICES. The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Services Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

   You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                               INVESTMENT INCOME
    FUND                                           DIVIDENDS
    ----                                       ------------------ CAPITAL GAINS
                                               DECLARED    PAID   DISTRIBUTION
                                               ------------------ -------------
  Adjustable Rate Government.................. Daily      Monthly   Annually
  Short Duration Government .................. Daily      Monthly   Annually
  Short Duration Tax-Free..................... Daily      Monthly   Annually
  Core Fixed Income........................... Daily      Monthly   Annually
  Global Income .............................. Monthly    Monthly   Annually
  High Yield.................................. Daily      Monthly   Annually

   Recordholders of Service Shares may receive dividends in additional Service Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                      FEES AND EXPENSES (SERVICE SHARES)



                                 ADJUSTABLE RATE SHORT DURATION                CORE FIXED GLOBAL  HIGH
                                   GOVERNMENT      GOVERNMENT   SHORT DURATION   INCOME   INCOME  YIELD
                                     FUND/1/          FUND      TAX-FREE FUND     FUND     FUND  FUND/1/
                                 --------------- -------------- -------------- ---------- ------ -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge Imposed
  on Purchases.................       none            none           none         none     none   none
 Maximum Sales Charge Imposed
  on Reinvested Dividends......       none            none           none         none     none   none
 Redemption Fees...............       none            none           none         none     none   none
 Exchange Fees.................       none            none           none         none     none   none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily
 net assets)
 Management Fees (after appli-
  cable limitations)/2/........       0.40%           0.40%          0.40%        0.40%    0.59%  0.65%
 Service Fees*.................       0.50%           0.50%          0.50%        0.50%    0.50%  0.50%
 Other Expenses (after applica-
  ble limitations)/3/..........       0.11%           0.05%          0.05%        0.05%    0.06%  0.05%
                                      ----            ----           ----         ----     ----   ----
  TOTAL FUND OPERATING
   EXPENSES (AFTER FEE AND
   EXPENSE LIMITATIONS)/4/.....       1.01%           0.95%          0.95%        0.95%    1.15%  1.20%
                                      ====            ====           ====         ====     ====   ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

   FUND                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ----                                          ------ ------- ------- --------
Adjustable Rate Government......................  $10     $32     $56     $124
Short Duration Government.......................  $10     $30     $53     $117
Short Duration Tax-Free.........................  $10     $30     $53     $117
Core Fixed Income...............................  $10     $30     $53     $117
Global Income...................................  $12     $37     $63     $140
High Yield......................................  $12     $38     N/A      N/A

--------
/1/ Based on estimated amounts for the current fiscal year for the Adjustable
    Rate Government and High Yield Funds.
/2/ The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government, Global Income and High Yield Funds equal to .10%, .31% and
    .05%, respectively. Without such limitations, management fees would be .50%, .90% and .70% of each Fund's average daily net assets, respectively.
/3/ The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds)) to the extent such expenses exceed .05%, .05%, .05%, .06% and .01% of the average daily net assets of the Short Duration Government, Short Duration Tax-Fee, Core Fixed Income, Global Income and High Yield Funds, respectively.
/4/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of each Fund (other than Adjustable Rate Government and High Yield Funds) for the fiscal year ended October 31, 1996 would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
Short Duration Government....................................   .21%     1.21%
Short Duration Tax-Free......................................   .61%     1.51%
Core Fixed Income............................................   .43%     1.33%
Global Income................................................   .21%     1.61%

  In addition, for the High Yield Fund, without the limitations described above, "Other Expenses" and "Total Operating Expenses" for the current fiscal year are estimated to be .60% and 1.80%, respectively.
* Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front- end sales charge permitted under the NASD's rules regarding investment companies. See "Additional Services."

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund also offer Institutional Shares, Administration Shares, Class A Shares and Class B Shares; Adjustable Rate Government Fund also offers Institutional Shares, Administration Shares and Class A Shares; and Global Income Fund and High Yield Fund also offer Institutional Shares, Class A Shares and Class B Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Additional Services."

                              FINANCIAL HIGHLIGHTS


          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Institutional or Service shares of the High Yield Fund. Accordingly, there are no financial highlights for these classes.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                              ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $ 9.77    $0.5759(a)    $0.0772 (a)       --       $0.6531
1996-Administra-
 tion Shares....     9.77     0.5489(a)     0.0797 (a)       --        0.6286
1996-Class A
 Shares.........     9.77     0.5481(a)     0.0806 (a)       --        0.6287
1995-Institu-
 tional Shares..     9.74     0.5630(a)     0.0717 (a)       --        0.6347
1995-Administra-
 tion Shares....     9.74     0.5366(a)     0.0737 (a)       --        0.6103
1995-Class A
 Shares(c)......     9.79     0.2721(a)    (0.0090)(a)       --        0.2631
1994-Institu-
 tional Shares..    10.00     0.4341(a)    (0.2455)(a)       --        0.1886
1994-Administra-
 tion Shares....    10.00     0.4211(a)    (0.2572)(a)       --        0.1639
1993-Institu-
 tional Shares..    10.04     0.4397       (0.0376)(d)       --        0.4021
1993-Administra-
 tion
 Shares(e)......    10.02     0.2146       (0.0173)(d)       --        0.1973
1992-Institu-
 tional Shares..    10.03     0.5599       (0.0029)(d)       --        0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
 tional Shares..    10.00     0.1531        0.0322 (d)       --        0.1853
                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
                  ---------- ------------ ---------- ------------ ------- -------------
                                        ADJUSTABLE RATE GOVERNMENT FUND
----------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $(0.5725)      --       $(0.0206)      --         --     $(0.5931)
1996-Administra-
 tion Shares....    (0.5489)      --        (0.0198)      --         --      (0.5687)
1996-Class A
 Shares.........    (0.5489)      --        (0.0198)      --         --      (0.5687)
1995-Institu-
 tional Shares..    (0.5759)      --        (0.0287)      --         --      (0.6046)
1995-Administra-
 tion Shares....    (0.5528)      --        (0.0275)      --         --      (0.5803)
1995-Class A
 Shares(c)......    (0.2697)      --        (0.0134)      --         --      (0.2831)
1994-Institu-
 tional Shares..    (0.4486)      --            --        --         --      (0.4486)
1994-Administra-
 tion Shares....    (0.4239)      --            --        --         --      (0.4239)
1993-Institu-
 tional Shares..    (0.4397)      --        (0.0024)      --         --      (0.4421)
1993-Administra-
 tion
 Shares(e)......    (0.2146)      --        (0.0027)      --         --      (0.2173)
1992-Institu-
 tional Shares..    (0.5470)      --            --        --         --      (0.5470)
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
 tional Shares..    (0.1553)      --            --        --         --      (0.1553)

                                                                                          RATIOS ASSUMING NO
                                                                                          VOLUNTARY WAIVER OF
                                                                                            FEES OR EXPENSE
                                                                                              LIMITATIONS
                                                                                          ----------------------
                                               RATIO OF   RATIO OF                                     RATIO OF
                     NET      NET                NET        NET                           RATIO OF       NET
                   INCREASE  ASSET             EXPENSES  INVESTMENT                       EXPENSES    INVESTMENT
                  (DECREASE) VALUE                TO       INCOME     PORT     NET ASSETS    TO         INCOME
                    IN NET   AT END            AVERAGE   (LOSS) TO   FOLIO     AT END OF  AVERAGE     (LOSS) TO
                    ASSET      OF     TOTAL      NET      AVERAGE   TURNOVER     PERIOD     NET        AVERAGE
                    VALUE    PERIOD RETURN(K)   ASSETS   NET ASSETS RATE(D)    (IN 000S)   ASSETS     NET ASSETS
                  ---------- ------ ---------  --------  ---------- --------   ---------- --------    ----------
                                             ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $0.0600   $9.83    6.86%      0.45%      5.85%     52.36%     $613,149    0.51%       5.79%
1996-Administra-
 tion Shares....    0.0600    9.83    6.60       0.70       5.59      52.36         3,792    0.76        5.53
1996-Class A
 Shares.........    0.0600    9.83    6.60       0.70       5.59      52.36        10,728    1.01        5.28
1995-Institu-
 tional Shares..    0.0301    9.77    6.75       0.46       5.77      24.12       657,358    0.53        5.70
1995-Administra-
 tion Shares....    0.0300    9.77    6.48       0.71       5.50      24.12         3,572    0.78        5.43
1995-Class A
 Shares(c)......   (0.0200)   9.77    2.74(f)    0.69(b)    5.87(b)   24.12        15,203    1.01(b)     5.55(b)
1994-Institu-
 tional Shares..   (0.2600)   9.74    1.88       0.46       4.38      37.81       942,523    0.49        4.35
1994-Administra-
 tion Shares....   (0.2600)   9.74    1.63       0.71       4.27      37.81         6,960    0.74        4.24
1993-Institu-
 tional Shares..   (0.0400)  10.00    4.13       0.45       4.36     103.74     2,760,871    0.48        4.33
1993-Administra-
 tion
 Shares(e)......   (0.0200)  10.00    2.01(f)    0.70(b)    3.81(b)  103.74         5,326    0.73(b)     3.78(b)
1992-Institu-
 tional Shares..    0.0100   10.04    6.12       0.42       5.61     286.40     2,145,064    0.55        5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
 tional Shares..    0.0300   10.03    2.14(f)    0.20(b)    7.31(b)  145.67(b)    239,642 1.02(b)        6.49(b)

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                  SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............    $9.82    $0.6290(a)    $0.0136 (a)         --     $0.6426
1996-Administra-
 tion
 Shares(h)......     9.86     0.3837(a)     0.0003 (a)         --      0.3840
1996-Service
 Shares(i)......     9.72     0.3134(a)     0.1018 (a)         --      0.4152
1995-Institu-
 tional Shares..     9.64     0.6652(a)     0.1666 (a)         --      0.8318
1995-Administra-
 tion Shares....     9.64     0.2384(a)    (0.0433)(a)         --      0.1951
1994-Institu-
 tional Shares..    10.14     0.5628(a)    (0.4592)(a)         --      0.1036
1994-Administra-
 tion Shares....    10.14     0.5329(a)    (0.4539)(a)         --      0.0790
1993-Institu-
 tional Shares..    10.16     0.5627       (0.0135)(d)         --      0.5492
1993-Administra-
 tion
 Shares(e)......    10.23     0.2725       (0.0900)(d)         --      0.1825
1992-Institu-
 tional Shares..    10.22     0.6703       (0.0600)(d)         --      0.6103
1991-Institu-
 tional Shares..    10.00     0.8020        0.2200 (d)         --      1.0220
1990-Institu-
 tional Shares..    10.07     0.8300       (0.0700)(d)         --      0.7600
1989-Institu-
 tional Shares..    10.10     0.8800           --              --      0.8800
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    10.00     0.1800        0.1000 (d)         --      0.2800

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  -----------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM        TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID    DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN          TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL   SHAREHOLDERS
                  ---------- ------------ ---------- ------------ --------  -------------
                                   SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............   $(0.6326)       --          --           --         --     $(0.6326)
1996-Administra-
 tion
 Shares(h)......    (0.3940)       --          --           --         --      (0.3940)
1996-Service
 Shares(i)......    (0.3152)       --          --           --         --      (0.3152)
1995-Institu-
 tional Shares..    (0.6518)       --          --           --         --      (0.6518)
1995-Administra-
 tion Shares....    (0.2051)       --          --           --         --      (0.2051)
1994-Institu-
 tional Shares..    (0.5598)   (0.0438)        --           --         --      (0.6036)
1994-Administra-
 tion Shares....    (0.5352)   (0.0438)        --           --         --      (0.5790)
1993-Institu-
 tional Shares..    (0.5627)       --      (0.0065)         --         --      (0.5692)
1993-Administra-
 tion
 Shares(e)......    (0.2725)       --          --           --         --      (0.2725)
1992-Institu-
 tional Shares..    (0.6703)       --          --           --         --      (0.6703)
1991-Institu-
 tional Shares..    (0.8020)       --          --           --         --      (0.8020)
1990-Institu-
 tional Shares..    (0.8300)       --          --           --         --      (0.8300)
1989-Institu-
 tional Shares..    (0.8800)       --          --           --     (0.0300)    (0.9100)
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    (0.1800)       --          --           --         --     (0.1800)

                                                                                           RATIOS ASSUMING NO
                                                                                           VOLUNTARY WAIVER OF
                                                                                             FEES OR EXPENSE
                                                                                               LIMITATIONS
                                                                                           --------------------
                                                  RATIO OF   RATIO OF                NET              RATIO OF
                     NET      NET                   NET        NET                 ASSETS  RATIO OF     NET
                   INCREASE  ASSET                EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                  (DECREASE) VALUE                   TO       INCOME                 OF       TO       INCOME
                    IN NET   AT END               AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                    ASSET      OF        TOTAL      NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                    VALUE    PERIOD    RETURN(K)   ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                  ---------- ------    ---------  --------  ---------- ---------   ------- --------  ----------
                                                                   SHORT DURATION GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............   $0.0100   $9.83        6.75%     0.45%      6.44%    115.45%    $99,944   0.71%      6.18%
1996-Administra-
 tion
 Shares(h)......   (0.0100)   9.85        4.00(f)   0.70(b)    5.97(b)  115.45         252   0.96(b)    5.71(b)
1996-Service
 Shares(i)......    0.1000    9.82        4.35(f)   0.95(b)    6.05(b)  115.45       1,822   1.21(b)    5.79(b)
1995-Institu-
 tional Shares..    0.1800    9.82        8.97      0.45       6.87     292.56     103,760   0.72       6.60
1995-Administra-
 tion Shares....   (0.0100)   9.63(h)     2.10      0.70(b)    7.91(b)  292.56         --    0.90(b)    7.71(b)
1994-Institu-
 tional Shares..   (0.5000)   9.64        0.99      0.45       5.69     289.79     193,095   0.59       5.55
1994-Administra-
 tion Shares....   (0.5000)   9.64        0.73      0.70       5.38     289.79         730   0.84       5.24
1993-Institu-
 tional Shares..   (0.0200)  10.14        5.55      0.45       5.46     411.66     359,708   0.64       5.31
1993-Administra-
 tion
 Shares(e)......   (0.0900)  10.14        1.74      0.70(b)    4.84(b)  411.66      16,490   0.80(b)    4.74(b)
1992-Institu-
 tional Shares..   (0.0600)  10.16        6.24      0.45       6.60     216.07     277,927   0.69       6.36
1991-Institu-
 tional Shares..    0.2200   10.22       10.93      0.45       8.25     155.44     158,848   0.79       7.91
1990-Institu-
 tional Shares..   (0.0700)  10.00        8.23      0.45       8.62     173.21      68,995   0.95       8.12
1989-Institu-
 tional Shares..   (0.0300)  10.07        9.08      0.46       8.71     137.37      31,015   1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    0.1000   10.10        3.30(f)   0.55(b)    8.55(b)  167.00(b)   39,052   1.42(b)    7.68(b)

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                      SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $ 9.94    $0.4192(a)    $ 0.0200 (a)        --     $0.4392
1996-Administra-
 tion Shares....     9.94     0.3944(a)      0.0200 (a)        --      0.4144
1996-Service
 Shares.........     9.95     0.3697(a)      0.0200 (a)        --      0.3897
1995-Institu-
 tional Shares..     9.79     0.4235(a)      0.1500 (a)        --      0.5735
1995-Administra-
 tion Shares....     9.79     0.3989(a)      0.1500 (a)        --      0.5489
1995-Service
 Shares.........     9.79     0.3744(a)      0.1600 (a)        --      0.5344
1994-Institu-
 tional Shares..    10.23     0.3787(a)     (0.3575)(a)        --      0.0212
1994-Administra-
 tion Shares....    10.23     0.3537(a)     (0.3575)(a)        --     (0.0038)
1994-Service
 Shares(j)......     9.86     0.0475(a)     (0.0700)(a)               (0.0225)
1993-Institu-
 tional Shares..     9.93     0.3834         0.3000(d)         --      0.6834
1993-Administra-
 tion
 Shares(j)......    10.16     0.1555         0.0720(d)         --      0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    10.00     0.0341        (0.0700)(d)        --     (0.0359)
                                     CORE FIXED INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $10.00    $0.6448       $(0.0704)           --     $0.5744
1996-Administra-
tion Shares(1)..     9.91     0.4083        (0.0703)           --      0.3380
1996-Service
Shares(1).......     9.77     0.3756         0.0898            --      0.4654
1995-Institu-
tional Shares...     9.24     0.6423         0.7610            --      1.4033
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    10.00     0.4648        (0.7617)           --     (0.2969)

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ----------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS
                  ---------- ------------ ---------- ------------ -------- -------------
                                      SHORT DURATION TAX-FREE FUND
----------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $(0.4192)        --          --          --         --    $(0.4192)
1996-Administra-
 tion Shares....    (0.3944)        --          --          --         --     (0.3944)
1996-Service
 Shares.........    (0.3697)        --          --          --         --     (0.3697)
1995-Institu-
 tional Shares..    (0.4235)        --          --          --         --     (0.4235)
1995-Administra-
 tion Shares....    (0.3989)        --          --          --         --     (0.3989)
1995-Service
 Shares.........    (0.3744)        --          --          --         --     (0.3744)
1994-Institu-
 tional Shares..    (0.3787)    (0.0825)        --          --         --     (0.4612)
1994-Administra-
 tion Shares....    (0.3537)    (0.0825)        --          --         --     (0.4362)
1994-Service
 Shares(j)......    (0.0475)                    --                            (0.0475)
1993-Institu-
 tional Shares..    (0.3834)        --          --          --         --     (0.3834)
1993-Administra-
 tion
 Shares(j)......    (0.1555)        --          --          --         --     (0.1555)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    (0.0341)        --          --          --         --     (0.0341)
                                            CORE FIXED INCOME FUND
-----------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $(0.6438)   $(0.0806)        --          --         --    $(0.7244)
1996-Administra-
tion Shares(1)..    (0.4080)        --          --          --         --     (0.4080)
1996-Service
Shares(1).......    (0.3754)        --          --          --         --     (0.3754)
1995-Institu-
tional Shares...    (0.6433)        --          --          --         --     (0.6433)
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    (0.4648)        --          --          --         --     (0.4648)

                                                                                         RATIOS ASSUMING NO
                                                                                         VOLUNTARY WAIVER OF
                                                                                           FEES OR EXPENSE
                                                                                             LIMITATIONS
                                                                                         --------------------
                                                RATIO OF   RATIO OF                NET              RATIO OF
                     NET      NET                 NET        NET                 ASSETS  RATIO OF     NET
                   INCREASE  ASSET              EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                  (DECREASE) VALUE                 TO       INCOME                 OF       TO       INCOME
                    IN NET   AT END             AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                    ASSET      OF   O-OTOTAL      NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                    VALUE    PERIOD RETURN(K)    ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                  ---------- ------ ---------   --------  ---------- ---------   ------- --------  ----------
                                                                    SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..    $0.0300  $9.96     4.50%      0.45%      4.21%    231.65%    $34,814   1.01%      3.65%
1996-Administra-
 tion Shares....     0.0300   9.96     4.24       0.70       3.96     231.65          48   1.26       3.40
1996-Service
 Shares.........     0.0200   9.97     3.98       0.95       3.74     231.65         695   1.51       3.18
1995-Institu-
 tional Shares..     0.1500   9.94     5.98       0.45       4.31     259.52      58,389   0.77       3.99
1995-Administra-
 tion Shares....     0.1500   9.94     5.76       0.70       4.14     259.52          46   1.02       3.82
1995-Service
 Shares.........     0.1600   9.95     5.59       0.95       3.87     259.52         454   1.27       3.55
1994-Institu-
 tional Shares..    (0.4400)  9.79     0.17       0.45       3.74     354.00      83,704   0.61       3.58
1994-Administra-
 tion Shares....    (0.4400)  9.79    (0.11)      0.70       3.51     354.00       3,866   0.86       3.35
1994-Service
 Shares(j)......    (0.0700)  9.79    (0.32)(f)   0.95(b)    4.30(b)  354.00         440   1.11(b)    4.14(b)
1993-Institu-
 tional Shares..     0.3000  10.23     7.03       0.41       3.70     404.60     115,803   1.06       3.05
1993-Administra-
 tion
 Shares(j)......     0.0720  10.23     2.28(f)    0.70(b)    3.32(b)  404.60         911   1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    (0.0700)  9.93    (0.34)(f)   0.05(b)    4.58(b)   31.19(f)   14,601   2.68(b)    1.95(b)
                                                                       CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $(0.1500) $9.85     5.98%      0.45%      6.51%    414.20%    $72,061   0.83%      6.13%
1996-Administra-
tion Shares(1)..    (0.0700)  9.84     3.56(f)    0.70(b)    6.41(b)  414.20         702   1.08(b)    6.03(b)
1996-Service
Shares(1).......     0.0900   9.86     4.90(f)    0.95(b)    6.37(b)  414.20         381   1.33(b)    5.99(b)
1995-Institu-
tional Shares...     0.7600  10.00    15.72       0.45       6.56     383.26      55,502   0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    (0.7617)  9.24    (3.00)      0.45(b)    6.48(b)  288.25      24,508   1.46(b)    5.47(b)

                                      11

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           -----------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED
                                       UNREALIZED      AND
                                      GAIN (LOSS)   UNREALIZED    TOTAL
                                           ON      GAIN (LOSS)    INCOME
                 NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)
                 VALUE AT     NET      OPTION AND    CURRENCY      FROM
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS
                 --------- ---------- ------------ ------------ ----------
                                     GLOBAL INCOME FUND
---------------- ---------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........  $14.45     $0.71       $0.62        $0.18       $1.51
1996-Class B
shares(m).......   14.03      0.34        0.41         0.11        0.86
1996-
Institutional
shares..........   14.45      1.15        0.32         0.10        1.57
1995-Class A
shares..........   13.43      0.89        0.92         0.15        1.96
1995-
Institutional
shares(m).......   14.09      0.22        0.34         0.06        0.62
1994-Class A
shares..........   15.07      0.84       (1.37)       (0.12)      (0.65)
1993-Class A
shares..........   14.69      0.85        1.07        (0.42)       1.50
1992-Class A
shares..........   14.60      1.14        0.45        (0.36)       1.23
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........   14.55      0.25        0.23        (0.19)       0.29

                                     DISTRIBUTIONS TO SHAREHOLDERS
                 ---------------------------------------------------------------------
                                                     IN EXCESS
                              FROM NET                 OF NET
                              REALIZED                REALIZED
                              GAIN ON                 GAIN ON
                            INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL
                  FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS
                 INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO
                   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
                 ---------- ------------ ---------- ------------ ------- -------------
                                           GLOBAL INCOME FUND
---------------- ---------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........   $(1.43)       --         --          --          --      $(1.43)
1996-Class B
shares(m).......    (0.36)       --         --          --          --       (0.36)
1996-
Institutional
shares..........    (1.50)       --         --          --          --       (1.50)
1995-Class A
shares..........    (0.94)       --         --          --          --       (0.94)
1995-
Institutional
shares(m).......    (0.26)       --         --          --          --       (0.26)
1994-Class A
shares..........    (0.22)     (0.16)       --          --        (0.61)     (0.99)
1993-Class A
shares..........    (0.85)     (0.27)       --          --          --       (1.12)
1992-Class A
shares..........    (1.14)       --         --          --          --       (1.14)
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........    (0.24)       --         --          --          --       (0.24)

                                                                                              RATIOS
                                                                                           ASSUMING NO
                                                                                            VOLUNTARY
                                                                                          WAIVER OF FEES
                                                                                            OR EXPENSE
                                                                                           LIMITATIONS
                                                                                        -------------------
                                              RATIO OF                           NET               RATIO OF
                    NET      NET                NET      RATIO OF               ASSETS  RATIO OF     NET
                  INCREASE  ASSET             EXPENSES     NET                  AT END  EXPENSES  INVESTMENT
                 (DECREASE) VALUE                TO     INVESTMENT                OF       TO       INCOME
                   IN NET   AT END            AVERAGE   INCOME TO  PORTFOLIO    PERIOD  AVERAGE   (LOSS) TO
                   ASSET      OF     TOTAL      NET      AVERAGE   TURNOVER      (IN      NET      AVERAGE
                   VALUE    PERIOD RETURN(K)   ASSETS   NET ASSETS  RATE(D)     000S)    ASSETS   NET ASSETS
                 ---------- ------ ---------  --------  ---------- ---------   -------- --------  ----------
                                                    GLOBAL INCOME FUND
---------------- --------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........   $0.08    $14.53   11.05%     1.16%      5.81%    232.15%    $198,665   1.64%      5.33%
1996-Class B
shares(m).......    0.50     14.53    6.24(f)   1.70(b)    5.16(b)  232.15          256   2.14(b)    4.72(b)
1996-
Institutional
shares..........    0.07     14.52   11.55      0.65       6.35     232.15       54,254   1.11       5.89
1995-Class A
shares..........    1.02     14.45   15.08      1.29       6.23     265.86      245,835   1.58       5.94
1995-
Institutional
shares(m).......    0.36     14.45    4.42(f)   0.65(b)    6.01(b)  265.86       31,619   1.08(b)    5.58(b)
1994-Class A
shares..........   (1.64)    13.43   (4.49)     1.28       5.73     343.74      396,584   1.53       5.48
1993-Class A
shares..........    0.38     15.07   10.75      1.30       5.78     313.88      675,662   1.55       5.53
1992-Class A
shares..........    0.09     14.69    8.77      1.37       7.85     270.75      588,893   1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........    0.05     14.60    2.00      0.38(f)    1.72(f)   34.22(f)   388,744   0.44(f)    1.66(f)
-----------------------------------------------------------------------------------------------------------

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l) Administration and Service share activity commenced operations on February 28, 1996 and March 13, 1996 respectively.
(m) Institutional and Class B shares commenced operations on June 1, 1995 and May 1, 1996, respectively.
(n) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal

Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to

10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper and (vi) Mortgage-Backed and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. However, the Fund may also invest in obligations of a sovereign issuer, denominated in the issuer's own currency, rated at least A by S&P or Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. With respect to other countries, not more than 25% of the Fund's total assets will be invested in securities of issuers in any other foreign country.

 HIGH YIELD FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National

Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free Fund and, to a limited extent, the Core Fixed Income and High Yield Funds, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free Fund's distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest, and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES


  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated investment objectives and invest more than 20% of its net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free Fund) and interest rate swaps, caps, floors and collars, (iii) inverse floating-rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free Fund, tender option bonds and standby commitments. For more information, see the Additional Statement.


                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free Fund's policy to invest, under normal market conditions, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFICATION STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. It is anticipated that the annual portfolio turnover rate for the High Yield Fund will generally not exceed 150%. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.


                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership, which is an affiliate of Goldman Sachs, serves as investment adviser to the Short Duration Government and Adjustable Rate Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. As of March 24, 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each

Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and
(d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides the Fund with office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  CORE FIXED INCOME FUND. The Fund's portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE FUND. The Fund's portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Prior to 1992, he spent two years managing multi-currency fixed-income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies. Prior to his employment at Rothschild, Mr. Wilson spent seven years at the Reserve Bank of New Zealand, his most recent position as Trading Manager of foreign reserves management. Mr. Wilson's employment at the Reserve Bank at New Zealand also included a two year assignment to the foreign investment unit at the Bank of England in London.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                           FOR THE FISCAL
                             CONTRACTUAL     YEAR ENDED
                                RATE*    OCTOBER 31,  1996*
                             ----------- ------------------
GSAM
----
  Short Duration Tax-Free       0.40%          0.40%
  Core Fixed Income             0.40%          0.40%
  High Yield                    0.70%            N/A
GSFM
----
  Short Duration Government     0.50%          0.40%
  Adjustable Rate Government    0.40%          0.40%
GSAMI
-----
  Global Income                 0.90%          0.59%

--------
* With respect to Global Income Fund, a Management Agreement combining advisory, subadvisory and administration services was adopted effective April 30, 1997. The Management Agreements for the other funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Global Income Fund, is identical to the aggregate advisory, subadvisory and administration fee rate payable by the Fund under the previously separate investment advisory, subadvisory and administration agreements). For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, fees under service and administration plans, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.06% and 0.01% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a fee from the Global Income Fund for transfer agency services. Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds equal to each class' proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares where applicable plus 0.04% of the average daily net assets of the other classes of the Funds. Goldman Sachs is entitled to receive a fee from the High Yield Fund equal to .04% of the average daily net assets of Institutional and Service shares.


                                   DIVIDENDS


  Each Fund (other than the Global Income Fund) will declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. The Global Income Fund will declare and pay dividends monthly. Shares of Global Income Fund will be eligible for dividends which accrue on or after the date such shares are purchased and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends (other than the Global Income Fund) from net investment income will be made on the last calendar day of each month in additional shares of a Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. In the case of Global Income Fund, reinvestment of dividends from net investment income in additional shares of the Fund will be made on the second to last Business Day of each month. Cash dividends will be paid on or about the last Business Day of the month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                            PERFORMANCE INFORMATION


  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free Fund may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free Fund's tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of April 1, 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).



                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free Fund that are attributable to interest on tax-exempt obligations and that the Fund properly designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free Fund. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free Fund is not deductible to the extent attributable to the Short Duration Tax-Free Fund's distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free Fund, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Services or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of either Fund is comprised of stock or securities of foreign corporations at the end of its taxable year and the applicable Fund so elects, that Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by that Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If either Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES

  The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Service Shares on behalf of their customers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange Service Shares for customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  For the fiscal year ended October 31, 1996, the Trust, on behalf of the Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, paid the Service Organizations fees at the annual rate of 0.50% of each Fund's average daily net assets attributable to Service Shares. No Service Shares of the other Funds were outstanding during the period.

  Holders of Service Shares of a Fund bear all expenses and fees paid to Service Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Funds, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS

  Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirmation for each transaction in its account and a monthly account statement (quarterly in the case of Global Income Fund). A year-to-date statement for any account will be provided to a Service Organization upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.

                          PURCHASE OF SERVICE SHARES

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares may be purchased on any Business Day by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received from a Service Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Service Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to Northern or State Street. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES APPLICABLE TO EACH FUND OTHER THAN THE GLOBAL INCOME FUND

  Purchases of Service Shares by a Service Organization may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to the Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

PURCHASE PROCEDURES APPLICABLE TO THE GLOBAL INCOME FUND

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o National Financial Data Services, Inc., P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  Service Shares of the Global Income Fund will be issued and dividends will begin to be paid with respect to dividends which accrue on or after the purchase of Service Shares. For the other Funds, the following applies:

    PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received from a Service Organization by Goldman Sachs by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt by Goldman Sachs of a purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by State Street.

    PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received.

  The Funds reserve the right to redeem Service Shares of any Service Organization whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or a group of purchasers' pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                              EXCHANGE PRIVILEGE

  Service Shares of the Funds may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds--Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Service Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Service Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to recordholders of Service Shares and is subject to certain limitations. See "Purchase of Service Shares."


                         REDEMPTION OF SERVICE SHARES


  The Funds will redeem their Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Service Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Service Shares of each Fund (other than Global Income Fund) to be redeemed earn dividends declared on the day the request is received.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

TOLL FREE (IN U.S.) . . . . . . . .  800-621-2550


FIPROSVC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS


--------------------------------------------------------------------------------

PROSPECTUS
SERVICE SHARES



GOLDMAN
SACHS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROSPECTUS
May 1, 1997             GOLDMAN SACHS FIXED INCOME FUNDS
                             ADMINISTRATION SHARES

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
  Seeks a high level of current income, consistent with low volatility of principal. The Fund invests primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
  Seeks a high level of current income and secondarily, in seeking current in-come, may also consider the potential for capital appreciation. The Fund in-vests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
  Seeks a high level of current income, consistent with relatively low vola-tility of principal, that is exempt from regular federal income tax. The Fund invests primarily in municipal securities.

GOLDMAN SACHS CORE FIXED INCOME FUND
  Seeks a total return consisting of capital appreciation and income that ex-ceeds the total return of the Lehman Brothers Aggregate Bond Index. The Fund invests primarily in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or spon-sored enterprises, corporate securities, mortgage-backed securities and as-set-backed securities.

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free and Core Fixed Income Funds. GSAM and GSFM are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

ADMINISTRATION SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME FUND MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN SECURITIES. THE FUND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein) or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights.....................    1
Fees and Expenses...................    5
Financial Highlights................    7
Investment Objectives and Policies..   11
Description of Securities...........   14
Risk Factors........................   21
Investment Techniques...............   23
Investment Restrictions.............   26
Portfolio Turnover..................   27
Management..........................   27
Dividends...........................   30

                                                                       PAGE
                                                                       ----
Net Asset Value.......................................................  31
Performance Information...............................................  31
Shares of the Trust...................................................  32
Taxation..............................................................  33
Additional Information................................................  34
Administration Plan...................................................  34
Reports to Shareholders...............................................  35
Purchase of Administration Shares.....................................  35
Exchange Privilege....................................................  36
Redemption of Administration Shares...................................  37
Appendix.............................................................. A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                       APPROXIMATE
                                                         INTEREST
                    INVESTMENT                             RATE
  FUND NAME         OBJECTIVES          DURATION       SENSITIVITY    INVESTMENT SECTOR      CREDIT QUALITY    OTHER INVESTMENTS
--------------  ------------------ ------------------- ------------ ---------------------- ------------------ -------------------
ADJUSTABLE      A high level of    Target = 6-month    9-month note At least 65% of        U.S. Government    Fixed-rate
RATE            current income,    to 1-year                        total assets in        Securities         mortgage
GOVERNMENT      consistent with    U.S. Treasury                    securities issued or                      pass-through
FUND            low volatility     Security                         guaranteed by the                         securities and
                of principal.      Maximum = 2 years                U.S. government,                          repurchase
                                                                    its agencies,                             agreements
                                                                    instrumentalities                         collateralized by
                                                                    or sponsored                              U.S. Government
                                                                    enterprises                               Securities.
                                                                    ("U.S. Government
                                                                    Securities'')
                                                                    that are adjustable
                                                                    rate mortgage
                                                                    pass-through
                                                                    securities and
                                                                    other mortgage
                                                                    securities with
                                                                    periodic interest
                                                                    rate resets.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = 2-year     2-year bond  At least 65% of        U.S. Government    Mortgage pass-
GOVERNMENT      current income,    U.S. Treasury                    total assets in        Securities         through
FUND            and secondarily,   Security plus                    U.S. Government                           securities and
                in seeking current or minus .5 years                Securities                                other securities
                income, may        Maximum = 3 years                and repurchase                            representing an
                also consider the                                   agreements                                interest in or
                potential for                                       collateralized                            collateralized
                capital                                             by such securities.                       by mortgage loans.
                appreciation.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = Lehman     3-year bond  At least 80% of        Minimum = BBB/Baa  U.S. Government
TAX-FREE        current income,    Brothers                         net assets in                             Securities
FUND            consistent with    3-year Municipal                 municipal securities.                     and repurchase
                low volatility     Bond Index                                                                 agreements
                of principal,      plus or minus                                                              collateralized
                that is exempt     .5 years                                                                   by such securities.
                from regular       Maximum = 4 years
                federal
                income tax.
 --------------------------------------------------------------------------------------------
CORE FIXED      Total return       Target = Lehman     5-year bond  At least 65% of        Minimum = BBB/Baa  Foreign fixed-
INCOME FUND     consisting         Brothers                         assets in fixed-income Minimum for        income,
                of capital         Aggregate Bond                   securities, including  non-dollar         municipal and
                appreciation       Index plus or                    U.S. Government        securities = AA/Aa convertible
                and income that    minus 1 year                     Securities, corporate,                    securities,
                exceeds the total  Maximum = 6 years                mortgage-backed                           foreign currencies
                return of the                                       and asset-backed                          and repurchase
                Lehman Brothers                                     securities.                               agreements
                Aggregate Bond                                                                                collateralized
                Index.                                                                                        by U.S.
                                                                                                              Government
                                                                                                              Securities.
  FUND NAME         BENCHMARK
--------------- -----------------
ADJUSTABLE      6-month and
RATE            1-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  2-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  Lehman Brothers
TAX-FREE        3-Year Municipal
FUND            Bond Index
 --------------------------------------------------------------------------------------------
CORE FIXED      Lehman Brothers
INCOME FUND     Aggregate Bond
                Index

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income Fund, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that Core Fixed Income Fund invests in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P., serves as the Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment

 Adviser to the Short Duration Tax-Free and Core Fixed Income Funds. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as Investment Adviser, administrator or distributor for assets in excess of $104.9 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's Shares.

 WHAT IS THE MINIMUM INVESTMENT?

   The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE ADMINISTRATION SHARES?

   Customers of Service Organizations may invest in Administration Shares only through their Service Organizations. Administration Shares of a Fund are purchased by Service Organizations through Goldman Sachs at the current net asset value without any sales load. See "Purchase of Administration Shares."

   ADMINISTRATION PLAN. The Trust, on behalf of the Funds, has adopted an Administration Plan with respect to the Administration Shares which authorizes a Fund to compensate Service Organizations for providing account administration services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Administration Plan."

 HOW DO I SELL MY ADMINISTRATION SHARES?

   You may redeem Administration Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Administration Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                                     INVESTMENT
                                                       INCOME
                                                     DIVIDENDS
                                                  ---------------- CAPITAL GAINS
     FUND                                         DECLARED  PAID   DISTRIBUTIONS
     ----                                         -------- ------- -------------
  Adjustable Rate Government ....................  Daily   Monthly   Annually
  Short Duration Government .....................  Daily   Monthly   Annually
  Short Duration Tax-Free .......................  Daily   Monthly   Annually
  Core Fixed Income .............................  Daily   Monthly   Annually

   Recordholders of Administration Shares may receive dividends in additional Administration Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                            (ADMINISTRATION SHARES)

                                     ADJUSTABLE   SHORT      SHORT
                                        RATE     DURATION  DURATION
                                     GOVERNMENT GOVERNMENT   TAX-    CORE FIXED
                                      FUND/1/      FUND    FREE FUND INCOME FUND
                                     ---------- ---------- --------- -----------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on
  Purchases........................     none       none      none       none
 Maximum Sales Charge Imposed on
  Reinvested Dividends.............     none       none      none       none
 Redemption Fees...................     none       none      none       none
 Exchange Fees.....................     none       none      none       none
ANNUAL FUND OPERATING EXPENSES: (as
 a percentage of average daily
 net assets)
 Management Fees (after applicable
  limitations)/2/ .................     0.40%      0.40%     0.40%      0.40%
 Administration Fees*..............     0.25%      0.25%     0.25%      0.25%
 Other Expenses (after applicable
  limitations)/3/ .................     0.11%      0.05%     0.05%      0.05%
                                        ----       ----      ----       ----
 TOTAL FUND OPERATING EXPENSES
  (after fee and expense limita-
  tions)/4/........................     0.76%      0.70%     0.70%      0.70%
                                        ====       ====      ====       ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

          FUND                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
          ----                                  ------ ------- ------- --------
Adjustable Rate Government.....................   $8     $24     $42     $94
Short Duration Government......................   $7     $22     $39     $87
Short Duration Tax-Free........................   $7     $22     $39     $87
Core Fixed Income..............................   $7     $22     $39     $87

--------
/1/Based.on estimated amounts for the current fiscal year for the Adjustable
   Rate Government Fund.
/2/The.Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government Fund equal to .10%. Without such limitation, management fees would be .50% of its average daily net assets.
/3/The.Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed .05% of a Fund's average daily net assets (other than the Adjustable Rate Government Fund).
/4/Without.the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of each Fund (other than the Adjustable Rate Government
   Fund) for the fiscal year ended October 31, 1996 would have been as follows:

                                                         OTHER   TOTAL OPERATING
                                                        EXPENSES    EXPENSES
                                                        -------- ---------------
  Short Duration Government............................   .21%         .96%
  Short Duration Tax-Free..............................   .61%        1.26%
  Core Fixed Income....................................   .43%        1.08%

* Service Organizations may charge other fees to their customers who are beneficial owners of Administration Shares in connection with their customer accounts. See "Administration Plan."

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Administration Shares of the Funds. Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund also offer Institutional Shares, Service Shares, Class A Shares and Class B Shares; Adjustable Rate Government Fund also offers Institutional Shares, Service Shares and Class A Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Administration Plan."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                      ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $ 9.77    $0.5759(a)    $0.0772 (a)       --       $0.6531
1996-Administra-
 tion Shares....     9.77     0.5489(a)     0.0797 (a)       --        0.6286
1996-Class A
 Shares.........     9.77     0.5481(a)     0.0806 (a)       --        0.6287
1995-Institu-
 tional Shares..     9.74     0.5630(a)     0.0717 (a)       --        0.6347
1995-Administra-
 tion Shares....     9.74     0.5366(a)     0.0737 (a)       --        0.6103
1995-Class A
 Shares(c)......     9.79     0.2721(a)    (0.0090)(a)       --        0.2631
1994-Institu-
 tional Shares..    10.00     0.4341(a)    (0.2455)(a)       --        0.1886
1994-Administra-
 tion Shares....    10.00     0.4211(a)    (0.2572)(a)       --        0.1639
1993-Institu-
 tional Shares..    10.04     0.4397       (0.0376)(d)       --        0.4021
1993-Administra-
 tion
 Shares(e)......    10.02     0.2146       (0.0173)(d)       --        0.1973
1992-Institu-
 tional Shares..    10.03     0.5599       (0.0029)(d)       --        0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER
 31,
1991-Institu-
 tional Shares..    10.00     0.1531        0.0322 (d)       --        0.1853

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
                  ---------- ------------ ---------- ------------ ------- -------------
                                     ADJUSTABLE RATE GOVERNMENT FUND
----------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $(0.5725)      --       $(0.0206)      --         --     $(0.5931)
1996-Administra-
 tion Shares....    (0.5489)      --        (0.0198)      --         --      (0.5687)
1996-Class A
 Shares.........    (0.5489)      --        (0.0198)      --         --      (0.5687)
1995-Institu-
 tional Shares..    (0.5759)      --        (0.0287)      --         --      (0.6046)
1995-Administra-
 tion Shares....    (0.5528)      --        (0.0275)      --         --      (0.5803)
1995-Class A
 Shares(c)......    (0.2697)      --        (0.0134)      --         --      (0.2831)
1994-Institu-
 tional Shares..    (0.4486)      --            --        --         --      (0.4486)
1994-Administra-
 tion Shares....    (0.4239)      --            --        --         --      (0.4239)
1993-Institu-
 tional Shares..    (0.4397)      --        (0.0024)      --         --      (0.4421)
1993-Administra-
 tion
 Shares(e)......    (0.2146)      --        (0.0027)      --         --      (0.2173)
1992-Institu-
 tional Shares..    (0.5470)      --            --        --         --      (0.5470)
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
 tional Shares..    (0.1553)      --            --        --         --      (0.1553)


                                                                                           RATIOS ASSUMING NO
                                                                                           VOLUNTARY WAIVER OF
                                                                                             FEES OR EXPENSE
                                                                                               LIMITATIONS
                                                                                           ----------------------
                                               RATIO OF   RATIO OF                                      RATIO OF
                     NET      NET                NET        NET                            RATIO OF       NET
                   INCREASE  ASSET             EXPENSES  INVESTMENT                        EXPENSES    INVESTMENT
                  (DECREASE) VALUE                TO       INCOME               NET ASSETS    TO         INCOME
                    IN NET   AT END            AVERAGE   (LOSS) TO  PORTFOLIO   AT END OF  AVERAGE     (LOSS) TO
                    ASSET      OF     TOTAL      NET      AVERAGE   TURNOVER      PERIOD     NET        AVERAGE
                    VALUE    PERIOD RETURN(K)   ASSETS   NET ASSETS  RATE(D)    (IN 000S)   ASSETS     NET ASSETS
                  ---------- ------ ---------  --------  ---------- ---------   ---------- --------    ----------
                                                 ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..   $0.0600   $9.83    6.86%      0.45%      5.85%     52.36%      $613,149    0.51%       5.79%
1996-Administra-
 tion Shares....    0.0600    9.83    6.60       0.70       5.59      52.36          3,792    0.76        5.53
1996-Class A
 Shares.........    0.0600    9.83    6.60       0.70       5.59      52.36         10,728    1.01        5.28
1995-Institu-
 tional Shares..    0.0301    9.77    6.75       0.46       5.77      24.12        657,358    0.53        5.70
1995-Administra-
 tion Shares....    0.0300    9.77    6.48       0.71       5.50      24.12          3,572    0.78        5.43
1995-Class A
 Shares(c)......   (0.0200)   9.77    2.74(f)    0.69(b)    5.87(b)   24.12         15,203    1.01(b)     5.55(b)
1994-Institu-
 tional Shares..   (0.2600)   9.74    1.88       0.46       4.38      37.81        942,523    0.49        4.35
1994-Administra-
 tion Shares....   (0.2600)   9.74    1.63       0.71       4.27      37.81          6,960    0.74        4.24
1993-Institu-
 tional Shares..   (0.0400)  10.00    4.13       0.45       4.36     103.74      2,760,871    0.48        4.33
1993-Administra-
 tion
 Shares(e)......   (0.0200)  10.00    2.01(f)    0.70(b)    3.81(b)  103.74          5,326    0.73(b)     3.78(b)
1992-Institu-
 tional Shares..    0.0100   10.04    6.12       0.42       5.61     286.40      2,145,064    0.55        5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OC-
 TOBER 31,
1991-Institu-
 tional Shares..    0.0300   10.03    2.14(f)    0.20(b)    7.31(b)  145.67(b)     239,642 1.02(b)        6.49(b)


--------------------------------------------------------------------------------

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                       SHORT DURATION GOVERNMENT FUND
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............   $ 9.82    $0.6290(a)    $0.0136 (a)         --     $0.6426
1996-Administra-
 tion
 Shares(h)......     9.86     0.3837(a)     0.0003 (a)         --      0.3840
1996-Service
 Shares(i)......     9.72     0.3134(a)     0.1018 (a)         --      0.4152
1995-Institu-
 tional Shares..     9.64     0.6652(a)     0.1666 (a)         --      0.8318
1995-Administra-
 tion Shares....     9.64     0.2384(a)    (0.0433)(a)         --      0.1951
1994-Institu-
 tional Shares..    10.14     0.5628(a)    (0.4592)(a)         --      0.1036
1994-Administra-
 tion Shares....    10.14     0.5329(a)    (0.4539)(a)         --      0.0790
1993-Institu-
 tional Shares..    10.16     0.5627       (0.0135)(d)         --      0.5492
1993-Administra-
 tion
 Shares(e)......    10.23     0.2725       (0.0900)(d)         --      0.1825
1992-Institu-
 tional Shares..    10.22     0.6703       (0.0600)(d)         --      0.6103
1991-Institu-
 tional Shares..    10.00     0.8020        0.2200 (d)         --      1.0220
1990-Institu-
 tional Shares..    10.07     0.8300       (0.0700)(d)         --      0.7600
1989-Institu-
 tional Shares..    10.10     0.8800           --              --      0.8800
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER
 31,
1988-Institu-
 tional Shares..    10.00     0.1800        0.1000 (d)         --      0.2800

--------------------------------------------------------------------------------

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ----------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS
                  ---------- ------------ ---------- ------------ -------- -------------
                                      SHORT DURATION GOVERNMENT FUND
----------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............   $(0.6326)        --          --          --         --    $(0.6326)
1996-Administra-
 tion
 Shares(h)......    (0.3940)        --          --          --         --     (0.3940)
1996-Service
 Shares(i)......    (0.3152)        --          --          --         --     (0.3152)
1995-Institu-
 tional Shares..    (0.6518)        --          --          --         --     (0.6518)
1995-Administra-
 tion Shares....    (0.2051)        --          --          --         --     (0.2051)
1994-Institu-
 tional Shares..    (0.5598)   (0.0438)         --          --         --     (0.6036)
1994-Administra-
 tion Shares....    (0.5352)   (0.0438)         --          --         --     (0.5790)
1993-Institu-
 tional Shares..    (0.5627)        --     (0.0065)         --         --     (0.5692)
1993-Administra-
 tion
 Shares(e)......    (0.2725)        --          --          --         --     (0.2725)
1992-Institu-
 tional Shares..    (0.6703)        --          --          --         --     (0.6703)
1991-Institu-
 tional Shares..    (0.8020)        --          --          --         --     (0.8020)
1990-Institu-
 tional Shares..    (0.8300)        --          --          --         --     (0.8300)
1989-Institu-
 tional Shares..    (0.8800)        --          --          --    (0.0300)    (0.9100)
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER
 31,
1988-Institu-
 tional Shares..    (0.1800)        --          --          --         --    (0.1800)

--------------------------------------------------------------------------------
                                                                                           RATIOS ASSUMING NO
                                                                                           VOLUNTARY WAIVER OF
                                                                                             FEES OR EXPENSE
                                                                                               LIMITATIONS
                                                                                           --------------------
                                                  RATIO OF   RATIO OF                NET              RATIO OF
                     NET      NET                   NET        NET                 ASSETS  RATIO OF     NET
                   INCREASE  ASSET                EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                  (DECREASE) VALUE                   TO       INCOME                 OF       TO       INCOME
                    IN NET   AT END               AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                    ASSET      OF        TOTAL      NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                    VALUE    PERIOD    RETURN(K)   ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                  ---------- ------    ---------  --------  ---------- ---------   ------- --------  ----------
                                               SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............   $0.0100   $9.83        6.75%     0.45%      6.44%    115.45%    $99,944   0.71%      6.18%
1996-Administra-
 tion
 Shares(h)......   (0.0100)   9.85        4.00(f)   0.70(b)    5.97(b)  115.45         252   0.96(b)    5.71(b)
1996-Service
 Shares(i)......    0.1000    9.82        4.35(f)   0.95(b)    6.05(b)  115.45       1,822   1.21(b)    5.79(b)
1995-Institu-
 tional Shares..    0.1800    9.82        8.97      0.45       6.87     292.56     103,760   0.72       6.60
1995-Administra-
 tion Shares....   (0.0100)   9.63(h)     2.10      0.70(b)    7.91(b)  292.56         --    0.90(b)    7.71(b)
1994-Institu-
 tional Shares..   (0.5000)   9.64        0.99      0.45       5.69     289.79     193,095   0.59       5.55
1994-Administra-
 tion Shares....   (0.5000)   9.64        0.73      0.70       5.38     289.79         730   0.84       5.24
1993-Institu-
 tional Shares..   (0.0200)  10.14        5.55      0.45       5.46     411.66     359,708   0.64       5.31
1993-Administra-
 tion
 Shares(e)......   (0.0900)  10.14        1.74      0.70(b)    4.84(b)  411.66      16,490   0.80(b)    4.74(b)
1992-Institu-
 tional Shares..   (0.0600)  10.16        6.24      0.45       6.60     216.07     277,927   0.69       6.36
1991-Institu-
 tional Shares..    0.2200   10.22       10.93      0.45       8.25     155.44     158,848   0.79       7.91
1990-Institu-
 tional Shares..   (0.0700)  10.00        8.23      0.45       8.62     173.21      68,995   0.95       8.12
1989-Institu-
 tional Shares..   (0.0300)  10.07        9.08      0.46       8.71     137.37      31,015   1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH
 OCTOBER 31,
1988-Institu-
 tional Shares..    0.1000   10.10        3.30(f)   0.55(b)    8.55(b)  167.00(b)   39,052   1.42(b)    7.68(b)

--------------------------------------------------------------------------------

                                 INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ------------------------------------------------------
                                          NET REALIZED    NET REALIZED
                                         AND UNREALIZED  AND UNREALIZED   TOTAL
                                          GAIN (LOSS)     GAIN (LOSS)     INCOME
                  NET ASSET              ON INVESTMENT,    ON FOREIGN     (LOSS)
                  VALUE AT     NET         OPTION AND       CURRENCY       FROM
                  BEGINNING INVESTMENT      FUTURES         RELATED     INVESTMENT
                  OF PERIOD   INCOME      TRANSACTIONS    TRANSACTIONS  OPERATIONS
                  --------- ----------   --------------  -------------- ----------
                                        SHORT DURATION TAX-FREE FUND
-----------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $ 9.94    $0.4192(a)     $0.0200 (a)        --        $0.4392
1996-Administra-
tion Shares.....     9.94     0.3944(a)      0.0200 (a)        --         0.4144
1996-Service
Shares..........     9.95     0.3697(a)      0.0200 (a)        --         0.3897
1995-Institu-
tional Shares...     9.79     0.4235(a)      0.1500 (a)        --         0.5735
1995-Administra-
tion Shares.....     9.79     0.3989(a)      0.1500 (a)        --         0.5489
1995-Service
Shares..........     9.79     0.3744(a)      0.1600 (a)        --         0.5344
1994-Institu-
tional Shares...    10.23     0.3787(a)     (0.3575)(a)        --         0.0212
1994-Administra-
tion Shares.....    10.23     0.3537(a)     (0.3575)(a)        --        (0.0038)
1994-Service
Shares(j).......     9.86     0.0475(a)     (0.0700)(a)                  (0.0225)
1993-Institu-
tional Shares...     9.93     0.3834         0.3000(d)         --         0.6834
1993-Administra-
tion Shares(j)..    10.16     0.1555         0.0720(d)         --         0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
tional Shares...    10.00     0.0341        (0.0700)(d)        --        (0.0359)

--------------------------------------------------------------------------------

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
                  ---------- ------------ ---------- ------------ ------- -------------
                                        SHORT DURATION TAX-FREE FUND
---------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $(0.4192)       --        --           --         --     $(0.4192)
1996-Administra-
tion Shares.....    (0.3944)       --        --           --         --      (0.3944)
1996-Service
Shares..........    (0.3697)       --        --           --         --      (0.3697)
1995-Institu-
tional Shares...    (0.4235)       --        --           --         --      (0.4235)
1995-Administra-
tion Shares.....    (0.3989)       --        --           --         --      (0.3989)
1995-Service
Shares..........    (0.3744)       --        --           --         --      (0.3744)
1994-Institu-
tional Shares...    (0.3787)   (0.0825)      --           --         --      (0.4612)
1994-Administra-
tion Shares.....    (0.3537)   (0.0825)      --           --         --      (0.4362)
1994-Service
Shares(j).......    (0.0475)                 --                              (0.0475)
1993-Institu-
tional Shares...    (0.3834)       --        --           --         --      (0.3834)
1993-Administra-
tion Shares(j)..    (0.1555)       --        --           --         --      (0.1555)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
tional Shares...    (0.0341)       --        --           --         --      (0.0341)

--------------------------------------------------------------------------------

                                                                                 RATIOS ASSUMING
                                                                                   NO VOLUNTARY
                                                                                  WAIVER OF FEES
                                                                                    OR EXPENSE
                                                                                   LIMITATIONS
                                                                                 ----------------
                                                RATIO OF   RATIO OF                NET              RATIO OF
                     NET      NET                 NET        NET                 ASSETS  RATIO OF     NET
                   INCREASE  ASSET              EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                  (DECREASE) VALUE                 TO       INCOME                 OF       TO       INCOME
                    IN NET   AT END             AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                    ASSET      OF     TOTAL       NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                    VALUE    PERIOD RETURN(K)    ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                  ---------- ------ ---------   --------  ---------- ---------   ------- --------  ----------
                                               SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $0.0300   $9.96     4.50%      0.45%      4.21%    231.65%    $34,814   1.01%      3.65%
1996-Administra-
tion Shares.....    0.0300    9.96     4.24       0.70       3.96     231.65          48   1.26       3.40
1996-Service
Shares..........    0.0200    9.97     3.98       0.95       3.74     231.65         695   1.51       3.18
1995-Institu-
tional Shares...    0.1500    9.94     5.98       0.45       4.31     259.52      58,389   0.77       3.99
1995-Administra-
tion Shares.....    0.1500    9.94     5.76       0.70       4.14     259.52          46   1.02       3.82
1995-Service
Shares..........    0.1600    9.95     5.59       0.95       3.87     259.52         454   1.27       3.55
1994-Institu-
tional Shares...   (0.4400)   9.79     0.17       0.45       3.74     354.00      83,704   0.61       3.58
1994-Administra-
tion Shares.....   (0.4400)   9.79    (0.11)      0.70       3.51     354.00       3,866   0.86       3.35
1994-Service
Shares(j).......   (0.0700)   9.79    (0.32)(f)   0.95(b)    4.30(b)  354.00         440   1.11(b)    4.14(b)
1993-Institu-
tional Shares...    0.3000   10.23     7.03       0.41       3.70     404.60     115,803   1.06       3.05
1993-Administra-
tion Shares(j)..    0.0720   10.23     2.28(f)    0.70(b)    3.32(b)  404.60         911   1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
tional Shares...   (0.0700)   9.93    (0.34)(f)   0.05(b)    4.58(b)   31.19(f)   14,601   2.68(b)    1.95(b)

--------------------------------------------------------------------------------

                                 INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ---------------------------------------------------
                                        NET REALIZED   NET REALIZED
                                       AND UNREALIZED AND UNREALIZED   TOTAL
                                        GAIN (LOSS)    GAIN (LOSS)     INCOME
                  NET ASSET            ON INVESTMENT,   ON FOREIGN     (LOSS)
                  VALUE AT     NET       OPTION AND      CURRENCY       FROM
                  BEGINNING INVESTMENT    FUTURES        RELATED     INVESTMENT
                  OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS  OPERATIONS
                  --------- ---------- -------------- -------------- ----------
                                            CORE FIXED INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $10.00    $0.6448      $(0.0704)           --      $0.5744
1996-Administra-
tion Shares(1)..     9.91     0.4083       (0.0703)           --       0.3380
1996-Service
Shares(1).......     9.77     0.3756        0.0898            --       0.4654
1995-Institu-
tional Shares...     9.24     0.6423        0.7610            --       1.4033
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    10.00     0.4648       (0.7617)           --      (0.2969)

--------------------------------------------------------------------------------

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ----------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS
                  ---------- ------------ ---------- ------------ -------- -------------
                                       CORE FIXED INCOME FUND
----------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $(0.6438)   $(0.0806)        --          --         --    $(0.7244)
1996-Administra-
tion Shares(1)..    (0.4080)        --          --          --         --     (0.4080)
1996-Service
Shares(1).......    (0.3754)        --          --          --         --     (0.3754)
1995-Institu-
tional Shares...    (0.6433)        --          --          --         --     (0.6433)
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    (0.4648)        --          --          --         --     (0.4648)

--------------------------------------------------------------------------------

                                                                                      RATIOS ASSUMING NO
                                                                                      VOLUNTARY WAIVER OF
                                                                                        FEES OR EXPENSE
                                                                                          LIMITATIONS
                                                                                      --------------------
                                               RATIO OF   RATIO OF              NET              RATIO OF
                     NET      NET                NET        NET               ASSETS  RATIO OF     NET
                   INCREASE  ASSET             EXPENSES  INVESTMENT           AT END  EXPENSES  INVESTMENT
                  (DECREASE) VALUE                TO       INCOME               OF       TO       INCOME
                    IN NET   AT END            AVERAGE   (LOSS) TO  PORTFOLIO PERIOD  AVERAGE   (LOSS) TO
                    ASSET      OF     TOTAL      NET      AVERAGE   TURNOVER    (IN     NET      AVERAGE
                    VALUE    PERIOD RETURN(K)   ASSETS   NET ASSETS  RATE(D)   000S)   ASSETS   NET ASSETS
                  ---------- ------ ---------  --------  ---------- --------- ------- --------  ----------
                                                   CORE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   $(0.1500) $9.85     5.98%     0.45%      6.51%    414.20%  $72,061   0.83%      6.13%
1996-Administra-
tion Shares(1)..    (0.0700)  9.84     3.56(f)   0.70(b)    6.41(b)  414.20       702   1.08(b)    6.03(b)
1996-Service
Shares(1).......     0.0900   9.86     4.90(f)   0.95(b)    6.37(b)  414.20       381   1.33(b)    5.99(b)
1995-Institu-
tional Shares...     0.7600  10.00    15.72      0.45       6.56     383.26    55,502   0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    (0.7617)  9.24    (3.00)     0.45(b)    6.48(b)  288.25    24,508   1.46(b)    5.47(b)
-----

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l) Administration and Service share activity commenced operations on February 28, 1996 and March 13, 1996 respectively.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed- income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed- income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed- income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government and Core Fixed Income Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Core Fixed Income Fund may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government and Core Fixed Income Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government and Core Fixed Income Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Core Fixed Income Fund may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free Fund and, to a limited extent, the Core Fixed Income Fund, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free Fund's distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Core Fixed Income Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions.

Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income Fund may invest in convertible debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fixed Income Fund invests are subject to the same rating criteria as its other investments in fixed- income securities.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Core Fixed Income Fund may invest in fixed-income securities of foreign issuers denominated in any currency but will limit its investments in non-U.S. dollar-denominated fixed-income securities to 25% of its total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income Fund may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Fund may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income Fund may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income Fund may invest up to 10% of its total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding the Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income Fund will usually involve currencies of foreign countries, and because the Fund may have currency exposure independent of its securities position, the value of a Fund's assets as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If the Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total returns, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency in U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the

Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect the Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.

                             INVESTMENT TECHNIQUES


  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government and Core Fixed Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income Fund may, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of the Core Fixed Income Fund, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income Fund, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income Fund may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to the Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Core Fixed Income Fund may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated investment objectives and invest more than 20% of its net assets in taxable investments.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free Fund) and interest rate swaps, caps, floors and collars, (iii) inverse floating rate securities, (iv) yield curve options, (v) investments in other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free Fund, tender option bonds and standby commitments. For more information see the Additional Statement.


                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free Fund's policy to invest, under normal market conditions, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.


                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as investment adviser to the Short Duration Government and Adjustable Rate Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free and Core Fixed Income Funds. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, GSAM and GSFM, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  CORE FIXED INCOME FUND. The Fund's portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE FUND. The Fund's portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in Goldman Sachs's Municipal Finance Department.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM and GSFM are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    OCTOBER 31, 1996*
                                                   ----------- -----------------
GSAM
----
  Short Duration Tax-Free.........................    0.40%          0.40%
  Core Fixed Income...............................    0.40%          0.40%
GSFM
----
  Short Duration Government.......................    0.50%          0.40%
  Adjustable Rate Government......................    0.40%          0.40%

--------
* The contractual rate set forth in the table is the rate payable under the Management Agreement. For the fiscal year ended October 31, 1996, the annual rate expressed is the amount paid after voluntary fee limitations. The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers have voluntarily agreed to reduce or limit certain "Other Expenses" of each Fund, other than the Adjustable Rate Government Fund (excluding management fees, fees under administration plans, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses), to the extent such expenses exceed 0.05% per annum of a Fund's average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds equal to each class' proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and Class B shares where applicable plus 0.04% of the average daily net assets of the other classes of the Funds.


                                   DIVIDENDS


  Each Fund will declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income Fund, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years, will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis. On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends from net investment income will be made on the last calendar day of each month in additional shares of the Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. Cash dividends will be paid on or about the last Business Day of the month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend. Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.


                            PERFORMANCE INFORMATION


  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free Fund may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free Fund's tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Fund's shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of April 1, 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).

                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free Fund that are attributable to interest on tax-exempt obligations and that the Fund properly designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free Fund. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free Fund is not deductible to the extent attributable to the Short Duration Tax-Free Fund's distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free Fund, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of its total assets is comprised of stock or securities of foreign corporations at the end of its taxable year and the Fund so elects, shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by the Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If the Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                              ADMINISTRATION PLAN

  The Trust, on behalf of the Funds, has adopted an Administration Plan with respect to the Administration Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Administration Shares on behalf of their customers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund attributable to or held in the name of the Service Organization for its customers. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers and processing orders to purchase, redeem or exchange Administration Shares for customers.

  For the fiscal year ended October 31, 1996, the Trust, on behalf of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, paid the Service Organizations fees at the annual rate of 0.25% of each Fund's average daily net assets attributable to the Administration Shares.

  Holders of Administration Shares of a Fund bear all expenses and fees paid to Service Organizations with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Administration Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Funds, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Administration Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS

  Recordholders of Administration Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Administration Shares will also be provided with a printed confirmation for each transaction in its account and a monthly account statement. A year-to-date statement for any account will be provided to a Service Organization upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.


                       PURCHASE OF ADMINISTRATION SHARES

  Customers of Service Organizations may invest in Administration Shares only through their Service Organizations. Administration Shares may be purchased on any Business Day by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time 4:00 p.m. New York time), an order is received from a Service Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Administration Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Administration Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to Northern or Goldman Sachs. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

  Purchase of Administration Shares by a Service Organization may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to the Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds -- Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds -- Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum required account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received from a Service Organization by Goldman Sachs by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt by Goldman Sachs of a purchase order or
(ii) the day of receipt of a federal funds wire or an ACH transfer by State Street.

  PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received.

  The Funds reserve the right to redeem Administration Shares of any Service Organization whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to Service Organizations whose Administration Shares are being redeemed to allow them to purchase sufficient additional Administration Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Administration Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                              EXCHANGE PRIVILEGE

  Administration Shares of the Funds may be exchanged by a Service Organization for (i) Administration Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention:
Goldman Sachs Fixed Income Funds -- Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to

5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Administration Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Administration Shares of the Fund for which the exchange is being made.

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Administration Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Administration Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Administration Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to the recordholders of Administration Shares and is subject to certain limitations. See "Purchase of Administration Shares."


                      REDEMPTION OF ADMINISTRATION SHARES

  The Funds will redeem their Administration Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Administration Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Administration Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges, among accounts with different names, addresses and social security or taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Administration Shares to be redeemed earn dividends declared on the day the request is received.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Administration Shares or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization. In the transfer process, if a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Administration Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS, 02171

TOLL FREE (IN U.S.) . . . . . . . .  800-621-2550


FIPROADMIN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS
ADMINISTRATION SHARES



LOGO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 OAKMARK UNITS

                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

                         A CASH MANAGEMENT VEHICLE FOR
                    EXISTING AND PROSPECTIVE UNITHOLDERS OF

                                      LOGO

                                   PROSPECTUS

                                  -----------

                          THE OAKMARK FAMILY OF FUNDS
                            TWO NORTH LASALLE STREET
                          CHICAGO, ILLINOIS 60602-3790

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Highlights............................................................   2
Fees and Expenses..........................................................   5
Financial Highlights.......................................................   7
Investment Objective and Policies..........................................   9
Description of Securities..................................................  11
Risk Factors...............................................................  13
Investment Techniques......................................................  14
Investment Restrictions....................................................  18
Portfolio Turnover.........................................................  18
Management.................................................................  18
Dividends..................................................................  21
Net Asset Value............................................................  22
Performance Information....................................................  22
Units of the Trust.........................................................  24
Taxation...................................................................  24
Additional Information.....................................................  26
Additional Services........................................................  26
Unitholder Services........................................................  27
Purchase of Oakmark Units..................................................  28
Redemption of Oakmark Units................................................  30


 QUESTIONS ABOUT YOUR ACCOUNT:

 If you have questions about your account, please call Oakmark at: 1-800-OAKMARK (1-800-625-6275).

PROSPECTUS
May 1, 1997
                                 OAKMARK UNITS

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Fund invests primarily in municipal securities.

This Prospectus relates to the offering of Service Units of the Fund ("Oakmark Units") through Harris Associates L.P. ("Harris Associates") in its capacity as a Service Organization for the Fund.

Goldman Sachs Asset Management (the "Investment Adviser"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Fund. Goldman Sachs serves as the Fund's distributor and transfer agent. Harris Associates or its designee will act as nominee and recordholder of Oakmark Units. Investors should be aware that Oakmark Units of the Fund may be purchased only through Harris Associates or its designee. Harris Associates is not the distributor of the Fund.

This Prospectus provides information about the Fund that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Fund which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge by calling The Oakmark Family of Funds at 1-800-OAKMARK (1-800-625-6275) or by writing the Funds at Two North LaSalle Street, Chicago, Illinois 60602. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               -----------------

UNITS OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing herein.

 WHAT IS GOLDMAN SACHS SHORT DURATION TAX-FREE FUND?


   Goldman Sachs Short Duration Tax-Free Fund (the "Fund") is an investment fund (mutual fund) of Goldman Sachs Trust (the "Trust"), an open-end management investment company. The Fund pools the monies of investors by selling its units to the public and investing these monies in a portfolio of securities designed to achieve the Fund's stated investment objective.

 WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND?


  -----------------------------------------------------------
   INVESTMENT OBJECTIVE  A high level of current income,
                         consistent with low volatility of
                         principal, that is exempt from
                         regular federal income tax.
  -----------------------------------------------------------
   DURATION              Target = Lehman Brothers 3-Year
                         Municipal Bond Index plus or minus
                         .5 years
                         Maximum = 4 years
  -----------------------------------------------------------
   APPROXIMATE INTEREST  3-year bond
    RATE SENSITIVITY
  -----------------------------------------------------------
   INVESTMENT SECTOR     At least 80% of net assets in
                         municipal securities.
  -----------------------------------------------------------
   CREDIT QUALITY        Minimum = BBB/Baa
  -----------------------------------------------------------
   OTHER INVESTMENTS     U.S. Government Securities and
                         repurchase agreements collateralized
                         by such securities.
  -----------------------------------------------------------
   BENCHMARK             Lehman Brothers 3-Year Municipal
                         Bond Index
  -----------------------------------------------------------

   There can be no assurance that the Fund's objective will be achieved. For a complete description of the Fund's investment objective and policies, see "Investment Objective and Policies," "Description of Securities" and "Investment Techniques."

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?


   The Fund's unit price will fluctuate with market and economic conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund's investment objective will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

--------------------------------------------------------------------------------

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and the Fund will suffer from the inability to invest in higher yielding securities.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Other. The Fund's use of certain investment techniques, including derivatives, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.


 WHO MANAGES THE FUND?

   Goldman Sachs Asset Management serves as the Investment Adviser to the Fund. As of March 24, 1997, the Investment Adviser, together with its affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.


 WHO DISTRIBUTES THE FUND'S UNITS?

   Goldman Sachs acts as distributor of the Fund's units.


 WHO IS HARRIS ASSOCIATES L.P.?

   This Prospectus relates to the offering of Oakmark Units through Harris Associates in its capacity as a Service Organization for the Fund. Harris Associates or its designee will act as nominee and recordholder of the Oakmark Units. Investors should be aware that Oakmark Units of the Fund may be purchased only through Harris Associates or its designee.

 WHAT IS THE MINIMUM INVESTMENT?

   The minimum initial investment in Oakmark Units is $1,000. Minimum subsequent investments are $100.

 HOW DO I PURCHASE OAKMARK UNITS?

   You may purchase Oakmark Units of the Fund by check, by wire, by electronic transfer or by exchange through State Street Bank and Trust Company as agent for Harris Associates ("Oakmark"). There are no sales commissions or underwriting discounts.

   ADDITIONAL SERVICES. The Trust, on behalf of the Fund, has adopted a Service Plan with respect to the Service Units which authorizes the Fund to compensate Service Organizations, like Harris Associates, for providing account administration and unitholder liaison services to their customers who are the beneficial owners of such Units. The Trust, on behalf of the Fund, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Services Units of the Fund attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY OAKMARK UNITS?

   You may redeem Oakmark Units upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Oakmark Units."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

   Dividends accrue to unitholders daily and will be paid to Harris Associates monthly for distribution to unitholders of Oakmark Units. Unitholders of Oakmark Units may receive dividends in additional Oakmark Units of the Fund or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                                 OAKMARK UNITS



SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases............................. none
  Maximum Sales Charge Imposed on Reinvested Dividends.................. none
  Redemption Fees....................................................... none
  Exchange Fees......................................................... none
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average daily net assets)
  Management Fees (after applicable limitations)/1/..................... 0.40%
  Service Fees/2/....................................................... 0.50%
  Other Expenses (after applicable limitations)/1/...................... 0.05%
                                                                         ----
  TOTAL FUND OPERATING EXPENSES (AFTER FEE AND EXPENSE LIMITATIONS)/3/.. 0.95%
                                                                         ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

           1 YEAR              3 YEARS                       5 YEARS                       10 YEARS
           ------              -------                       -------                       --------
           $10                   $30                           $53                           $117

/1The/Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets.
/2Service/Organizations may charge other fees to their customers who are beneficial owners of Service Units in connection with their customer accounts. See "Additional Service." Investors should be aware that, due to the service fees, a long-term shareholder in the Fund may pay over time more than the economic equivalent of the maximum front end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
/3Without/the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of the Fund for the fiscal year ended October 31, 1996 would have been .61% and 1.51%, respectively.

  The Investment Adviser has no current intention of modifying or discontinuing any of the limitations set forth above, but may do so in the future at its discretion. The information set forth in the foregoing table and hypothetical example relates only to Oakmark Units of the Fund. Oakmark Units are Service Units sold through Harris Associates. The Fund also offers Institutional Shares, Administration Shares, Class A Shares and Class B Shares. The other classes of the Fund are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Fund may be obtained from Harris Associates or Goldman Sachs.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of the Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on the Fund's actual fees and expenses and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management -- Investment Adviser" and "Additional Services."

                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a unit (of the Class specified) of the Fund outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Fund for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS                 DISTRIBUTIONS TO SHAREHOLDERS
                             --------------------------------------------------- ------------------------------------------------
                                          NET REALIZED       NET
                                              AND          REALIZED                                                  IN EXCESS
                                           UNREALIZED        AND                              FROM NET                 OF NET
                                          GAIN (LOSS)     UNREALIZED    TOTAL                 REALIZED                REALIZED
                                               ON        GAIN (LOSS)    INCOME                GAIN ON                 GAIN ON
                   NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)              INVESTMENT,  IN EXCESS  INVESTMENT,
                   VALUE AT     NET        OPTION AND      CURRENCY      FROM     FROM NET   OPTION AND    OF NET    OPTION AND
                   BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT INVESTMENT   FUTURES    INVESTMENT   FUTURES
                   OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS
                   --------- ----------   ------------   ------------ ---------- ---------- ------------ ---------- -------------
                                                   SHORT DURATION TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------------------


FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..    $ 9.94    $0.4192(a)    $0.0200 (a)       --       $0.4392    $(0.4192)       --        --           --
1996-Administra-
 tion Shares....      9.94     0.3944(a)     0.0200 (a)       --        0.4144     (0.3944)       --        --           --
1996-Service
 Shares.........      9.95     0.3697(a)     0.0200 (a)       --        0.3897     (0.3697)       --        --           --
1995-Institu-
 tional Shares..      9.79     0.4235(a)     0.1500 (a)       --        0.5735     (0.4235)       --        --           --
1995-Administra-
 tion Shares....      9.79     0.3989(a)     0.1500 (a)       --        0.5489     (0.3989)       --        --           --
1995-Service
 Shares.........      9.79     0.3744(a)     0.1600 (a)       --        0.5344     (0.3744)       --        --           --
1994-Institu-
 tional Shares..     10.23     0.3787(a)    (0.3575)(a)       --        0.0212     (0.3787)   (0.0825)      --           --
1994-Administra-
 tion Shares....     10.23     0.3537(a)    (0.3575)(a)       --       (0.0038)    (0.3537)   (0.0825)      --           --
1994-Service
 Shares(f)......      9.86     0.0475(a)    (0.0700)(a)                (0.0225)    (0.0475)                 --
1993-Institu-
 tional Shares..      9.93     0.3834        0.3000(c)        --        0.6834     (0.3834)       --        --           --
1993-Administra-
 tion Shares(f)..    10.16     0.1555        0.0720(c)        --        0.2275     (0.1555)       --        --           --

                           DISTRIBUTIONS TO                                        RATIO OF       RATIO OF
                             SHAREHOLDERS          NET         NET                    NET            NET
                        ----------------------   INCREASE     ASSET                EXPENSES      INVESTMENT
                         FROM        TOTAL      (DECREASE)    VALUE                   TO           INCOME
                         PAID    DISTRIBUTIONS    IN NET      AT END                AVERAGE       (LOSS) TO    PORTFOLIO
                          IN          TO          ASSET         OF       TOTAL        NET          AVERAGE     TURNOVER
                        CAPITAL  SHAREHOLDERS     VALUE       PERIOD   RETURN(G)    ASSETS       NET ASSETS     RATE(C)
                        -------  ------------     -----       ------   ---------    ------       ----------     -------
                                                   SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..           --     $(0.4192)      $0.0300      $ 9.96      4.50%       0.45%         4.21%        231.65%
1996-Administra-
 tion Shares....           --      (0.3944)       0.0300        9.96      4.24        0.70          3.96         231.65
1996-Service
 Shares.........           --      (0.3697)       0.0200        9.97      3.98        0.95          3.74         231.65
1995-Institu-
 tional Shares..           --      (0.4235)       0.1500        9.94      5.98        0.45          4.31         259.52
1995-Administra-
 tion Shares....           --      (0.3989)       0.1500        9.94      5.76        0.70          4.14         259.52
1995-Service
 Shares.........           --      (0.3744)       0.1600        9.95      5.59        0.95          3.87         259.52
1994-Institu-
 tional Shares..           --      (0.4612)      (0.4400)       9.79      0.17        0.45          3.74         354.00
1994-Administra-
 tion Shares....           --      (0.4362)      (0.4400)       9.79     (0.11)       0.70          3.51         354.00
1994-Service
 Shares(f)......           --      (0.0475)      (0.0700)       9.79     (0.32)(d)    0.95(b)       4.30(b)      354.00
1993-Institu-
 tional Shares..           --      (0.3834)       0.3000       10.23      7.03        0.41          3.70         404.60
1993-Administra-
 tion Shares(f)..          --      (0.1555)       0.0720       10.23      2.28(d)     0.70(b)       3.32(b)      404.60

                                              RATIO ASSUMING NO
                                             VOLUNTARY WAIVER OF
                                               FEES OR EXPENSE
                                                 LIMITATIONS
                                           -----------------------
                                                          RATIO OF
                                           RATIO OF         NET
                                           EXPENSES      INVESTMENT
                               NET ASSETS     TO           INCOME
                               AT END OF   AVERAGE       (LOSS) TO
                                 PERIOD      NET          AVERAGE
                               (IN 000S)    ASSETS       NET ASSETS
                               ---------    ------       ----------
                                    SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------
1996-Institu-
 tional Shares..                $34,814     1.01%           3.65%
1996-Administra-
 tion Shares....                     48     1.26            3.40
1996-Service
 Shares.........                    695     1.51            3.18
1995-Institu-
 tional Shares..                 58,389     0.77            3.99
1995-Administra-
 tion Shares....                     46     1.02            3.82
1995-Service
 Shares.........                    454     1.27            3.55
1994-Institu-
 tional Shares..                 83,704     0.61            3.58
1994-Administra-
 tion Shares....                  3,866     0.86            3.35
1994-Service
 Shares(f)......                    440     1.11(b)         4.14(b)
1993-Institu-
 tional Shares..                115,803     1.06            3.05
1993-Administra-
 tion Shares(f)..                   911     1.07(b)         2.95
===================================================================


                            INCOME (LOSS) FROM INVESTMENT OPERATIONS                  DISTRIBUTIONS TO SHAREHOLDERS
                        ------------------------------------------------- -------------------------------------------------------
                                   NET REALIZED       NET
                                       AND          REALIZED                                                  IN EXCESS
                                    UNREALIZED        AND                              FROM NET                 OF NET
                                   GAIN (LOSS)     UNREALIZED    TOTAL                 REALIZED                REALIZED
                                        ON        GAIN (LOSS)    INCOME                GAIN ON                 GAIN ON
              NET ASSET            INVESTMENT,     ON FOREIGN    (LOSS)              INVESTMENT,  IN EXCESS  INVESTMENT,   FROM
              VALUE AT     NET      OPTION AND      CURRENCY      FROM     FROM NET   OPTION AND    OF NET    OPTION AND   PAID
              BEGINNING INVESTMENT   FUTURES        RELATED    INVESTMENT INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN
              OF PERIOD   INCOME   TRANSACTIONS   TRANSACTIONS OPERATIONS   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL
              --------- ---------- ------------   ------------ ---------- ---------- ------------ ---------- ------------ -------
                                                   SHORT DURATION TAX-FREE FUND (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD OCTOBER 1, 1992(E) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..  10.00   0.0341    (0.0700)(c)        --       (0.0359)    (0.0341)      --          --          --         --

                                                                                                            RATIOS ASSUMING NO
                                                                                                            VOLUNTARY WAIVER OF
                                                                                                              FEES OR EXPENSE
                                                                                                                LIMITATIONS
                                                                                                            --------------------
                                                               RATIO OF   RATIO OF                                    RATIO OF
                                 NET       NET                     NET        NET                           RATIO OF      NET
                               INCREASE   ASSET                 EXPENSES  INVESTMENT                NET     EXPENSES  INVESTMENT
                    TOTAL     (DECREASE)  VALUE                    TO       INCOME               ASSETS AT     TO       INCOME
                DISTRIBUTIONS   IN NET   AT END                  AVERAGE  (LOSS) TO   PORTFOLIO   END OF     AVERAGE   (LOSS) TO
                      TO        ASSET      OF         TOTAL       NET      AVERAGE    TURNOVER    PERIOD       NET      AVERAGE
                 SHAREHOLDERS   VALUE    PERIOD   RETURNS/(g)/  ASSETS    NET ASSETS  RATE/(c)/  (IN 000s)   ASSETS   NET ASSETS
                -------------  --------  -------  ------------  -------   ----------  ---------  ---------  --------  ----------
                                                 SHORT DURATION TAX-FREE FUND (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD OCTOBER 1, 1992(E) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..   (0.0341)    (0.0700)    9.93     (0.34)(d)    0.05(b)     4.58(b)    31.19(d)   14,601     2.68(b)    1.95(b)

-----------------

(a)Calculated based on the average shares outstanding methodology.

(b)Annualized.

(c)Includes the effect of Mortgage dollar roll transactions.

(d)Not Annualized.

(e)Commencement of operations.

(f)Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.

(g) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charge. For Class A shares only, total return would be reduced if a sales charge were taken into account.

                       INVESTMENT OBJECTIVE AND POLICIES


  The investment objective and principal investment policies of the Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that the Fund's investment objective will be achieved.

  The Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  The Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its unitholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

SHORT DURATION TAX-FREE FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the Federal alternative minimum tax and may increase liability for the corporate environmental tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, unitholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  The Fund may invest in U.S. government securities ("U.S. Government Securities"). Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Fund invests consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Fund's distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles the Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of the Fund's units.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  The Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and the Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government Securities and Municipal Securities have this call and/or extension risk.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect the Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.


                             INVESTMENT TECHNIQUES


  OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of the Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  RISKS OF DERIVATIVE TRANSACTIONS. The Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars and inverse floating-rate securities involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. The Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid, assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  LLIQUID AND RESTRICTED SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities that are not readily marketable, swap transactions, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such counterparties. In addition, the Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. The Fund may, for temporary defensive purposes invest up to 100% of its total assets in (a) U. S. Government Securities or (b) repurchase agreements collateralized by U.S. Government Securities. The Fund may for temporary defensive purposes depart from its stated investment objectives and invest more than 20% of its net assets in taxable investments.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, the Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) interest rate swaps, caps, floors and collars, (iii) inverse floating-rate securities,
(iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) tender option bonds and standby commitments. For more information see the Additional Statement.

                            INVESTMENT RESTRICTIONS


  The Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of the Fund cannot be changed without approval of a majority of the outstanding units of the Fund. The Fund's investment objective and all policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval. If there is a change in the Fund's investment objective, unitholders should consider whether the Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Fund's policy to invest, under normal market conditions, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without unitholder approval. For more information on the Fund's investment restrictions, an investor should obtain the Additional Statement.


                              PORTFOLIO TURNOVER


  The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed- income securities, or for other reasons. It is anticipated that the portfolio turnover rate of the Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by the Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund consistent with the Fund's investment objective and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to the Fund. See "Financial Highlights" for a statement of the Fund's historical portfolio turnover rates.


                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise the Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISER

  INVESTMENT ADVISER. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Fund; Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, the Investment Adviser, together with its affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with the Fund, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of the Fund's name for as long as the Fund's Management Agreement is in effect.

  In performing its investment advisory services, the Investment Adviser, while remaining ultimately responsible for the management of the Fund, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analyses in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for at the Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing unitholders, (c) the periodic updating of the prospectus and statement of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund's records; and (v) provides the Fund with office space and all necessary office equipment and services.

  The Fund's portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  It is the responsibility of the Investment Adviser to make investment decisions for the Fund and to place the purchase and sale orders for the Fund's portfolio transactions. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Fund, the Investment Adviser will seek the best price and execution of the Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to the Management Agreement, GSAM is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below:

                                                               FOR THE FISCAL
        CONTRACTUAL                                              YEAR ENDED
           RATE                                               OCTOBER 31, 1996
        -----------                                           ----------------
           0.40%                                                   0.40%

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding management fees, fees under service plans, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% per annum of the Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and in general it is not anticipated that the Investment Adviser will have access to proprietary information for the purpose of managing the Fund. The results of the Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, the Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of the Fund's units. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as the Fund's transfer agent (the "Transfer Agent") and as such performs various unitholder servicing functions. Goldman Sachs is entitled to receive a fee from the Fund equal to each class' proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares plus 0.04% of the average daily net assets of the other classes of the Fund.


                                   DIVIDENDS


  The Fund will declare a daily dividend. Such dividend will accrue to unitholders of record as of 3:00 p.m. Chicago time, and will be paid to Harris Associates monthly for distribution to unitholders of Oakmark Units. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. The Fund also intends that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses including any available capital loss carryovers from prior years will be offset against capital gains.

  The Fund's net investment income is determined on a daily basis. On days on which net asset value is calculated, such determination is made immediately prior to the calculation of the Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends from net investment income will be made on the last calendar day of each month in additional Oakmark Units of the Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional Oakmark Units of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the New Account Purchase Application and may be changed upon written notice to Oakmark at any time prior to the record date for a particular dividend or distribution.

  At the time of an investor's purchase of units of the Fund, a portion of the net asset value per unit may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such units from such income or realized appreciation may be taxable to the investor even if the net asset value of the units is, as a result of the distributions, reduced below the cost of such units and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE


  The net asset value per unit of each class of the Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend. Net asset value per unit of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding units of that class.

  The Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.


                            PERFORMANCE INFORMATION


  From time to time the Fund may publish yield, distribution rate and average annual total return and may publish its tax equivalent yield in advertisements and communications to unitholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. The Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of units outstanding and entitled to receive dividends during the period and the maximum offering price per unit on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per unit is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Fund's tax-free yield. Tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  The Fund's yield, total return and distribution rate will be calculated separately for each class of units in existence. Because each class of units may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of units for the same period will differ. See "Units of the Trust."

  The investment results of the Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in unitholder reports, the Fund may, in its discretion, from time to time, make a list of its holdings available to investors upon request.

                              UNITS OF THE TRUST


  The Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Fund was formerly a series of Goldman Sachs Trust, a Massachusetts business trust, and was reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify units of beneficial interest in separate series, without further action by unitholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of units into one or more classes.

  When issued, units are fully paid and non-assessable. In the event of liquidation, unitholders are entitled to share pro rata in the net assets of the Fund available for distribution to such unitholders. All units are freely transferable and have no preemptive, subscription or conversion rights. Unitholders are entitled to one vote per share, provided that at the option of the Trustees, unitholders will be entitled to a number of votes based upon the net asset values represented by their units.

  The Trust does not intend to hold annual meetings of unitholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the units outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of unitholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other unitholders in connection with requiring a special meeting of unitholders. The Trustees, will call a special meeting of unitholders for the purpose of electing Trustees, if at any time less than a majority of Trustees holding office at the time were elected by unitholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Fund's units. Instead, Harris Associates maintains a record of each unitholder's ownership. Each unitholder receives confirmation of purchase and redemption orders. Fund units and any dividends and distributions paid by the Fund are reflected in account statements.


                                   TAXATION


FEDERAL TAXES

  The Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to unitholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its unitholders in accordance with certain timing requirements of the Code.

  The Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Fund that are attributable to interest on tax-exempt obligations and that the Fund properly designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing units of the Fund. Interest on indebtedness incurred or continued to purchase or carry units of the Fund is not deductible to the extent attributable to the Fund's distributions that are exempt-interest dividends.

  Dividends paid by the Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to unitholders as ordinary income except for any exempt-interest dividends paid by the Fund, as described above. Dividends paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the unitholders have held their units. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in units. Certain distributions paid by the Fund in January of a given year may be taxable to unitholders as if received the prior December 31. Unitholders will be informed annually about the amount and character of distributions received from the Fund for federal income tax purposes.

  Investors should consider the tax implications of buying units immediately prior to a distribution. Investors who purchase units shortly before the record date for a distribution other than a daily dividend will pay a per unit price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of units are taxable events.

  Individuals and certain other classes of unitholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other unitholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund.

OTHER TAXES

  In addition to federal taxes, a unitholder may be subject to state, local or foreign taxes on payments received from the Fund, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in units of the Fund, see "Taxation" in the Additional Statement. Unitholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  The term "a vote of the majority of the outstanding units" of the Fund means the vote of the lesser of (i) 67% or more of the units present at a meeting, if the holders of more than 50% of the outstanding units of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding units of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                              ADDITIONAL SERVICES

  The Trust, on behalf of the Fund, has adopted a Service Plan with respect to the Service Units which authorizes the Fund to compensate certain institutions ("Service Organizations"), including Harris Associates, for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Units. The Trust, on behalf of the Fund, enters into agreements with Service Organizations which purchase Service Units on behalf of their customers ("Service Agreements"). The Service Agreement provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Units of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole unitholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange Service Units for customers, responding to inquiries from prospective and existing unitholders and assisting customers with investment procedures.

  For the fiscal year ended October 31, 1996, the Trust, on behalf of the Fund, paid the Service Organizations fees at the annual rate of 0.50% of the Fund's average daily net assets attributable to Service Units of the Fund.

  Holders of Service Units of the Fund bear all expenses and fees paid to Service Organizations for their services with respect to such Units as well as any other expenses which are directly attributable to such Units.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Units in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Fund, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Oakmark Units should be directed to Harris Associates.


                              UNITHOLDER SERVICES

REPORTING TO UNITHOLDERS

  You will receive a confirmation statement from Oakmark reflecting each of your purchases and redemptions of Oakmark Units, as well as periodic statements detailing distributions made by the Fund. In addition, Oakmark will send you semiannual reports, and annual reports containing audited financial statements, and will provide you annually with tax information.

SPECIAL WAYS TO INVEST OR REDEEM

  In addition to the ways to purchase or redeem Oakmark Units described below, the New Account Purchase Application offers you the following additional investment and redemption options. The services are provided by Harris Associates on behalf of its customers.

  AUTOMATIC INVESTMENTS--purchase Oakmark Units each month with payment by electronic transfer from your bank account.

  TELEPHONE INVESTMENTS--purchase Oakmark Units by placing a telephone order and paying for them by electronic transfer from your bank account.

  SYSTEMATIC WITHDRAWALS--redeem a fixed dollar amount of Oakmark Units each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account.


                           PURCHASE OF OAKMARK UNITS

  You may purchase Oakmark Units of the Fund by check, by wire, by electronic transfer or by exchange through Oakmark. There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000. Minimum subsequent investments are $100, except for reinvestments of dividends and capital gains distributions. Oakmark Units may be purchased on any Business Day through Harris Associates at the net asset value per unit next determined after receipt of an order by Oakmark. If by 3:00 p.m. Chicago time (4:00 p.m. New York time), an order, a check or Federal Reserve draft is received by Oakmark, the price per unit will be the net asset value computed on the day the purchase order is received. See "Net Asset Value."

BY CHECK

  To make an initial purchase of units, complete and sign the New Account Purchase Application and mail it to The Oakmark Family of Funds, P.O.
Box 8510, Boston, Massachusetts 02266-8510, together with a check for the total purchase amount payable to State Street Bank and Trust Company.

  You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100. Oakmark will not accept cash, drafts, third-party checks or checks drawn on banks outside of the United States. If your order to purchase Oakmark Units of the Fund is cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Oakmark.

BY WIRE

  You may also pay for Oakmark Units by instructing your bank to wire money to Oakmark. Your bank may charge you a fee for sending the wire. IF YOU ARE OPENING A NEW ACCOUNT BY WIRE TRANSFER, YOU MUST FIRST TELEPHONE OAKMARK AT 1-800-OAKMARK (1-800-625-6275) TO REQUEST AN ACCOUNT NUMBER AND FURNISH YOUR SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER. Neither the Fund nor Oakmark will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

BY ELECTRONIC TRANSFER

  If you have an established Fund account with an established electronic transfer privilege you may make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request by calling 1-800-OAKMARK (1-800-625-6275) or at pre-scheduled intervals. (See "Unitholder Services.") Electronic transfer purchases are subject to a $100 minimum and a $50,000 maximum. You may not open a new account through electronic transfer.

BY EXCHANGE

  You may purchase Oakmark Units of the Fund by exchange of Oakmark Units from the Government Portfolio or the Tax-Exempt Diversified Portfolio or units from The Oakmark Fund, The Oakmark Select Fund, The Oakmark Small Cap Fund,The Oakmark International Fund, The Oakmark Balanced Fund and The Oakmark International Small Cap Fund ("The Oakmark Funds") either by phone or by mail. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. Restrictions apply. Please review the information under "Redemption of Oakmark Units."

PURCHASE PRICE AND EFFECTIVE DATE

  Oakmark Units will be issued and dividends will begin as described below:

  PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received by Oakmark by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, units will be issued and dividends will begin to accrue on the purchased units on the later of (i) the Business Day after receipt by Oakmark of a purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by Oakmark.

  PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a check or Federal Reserve draft is received by Oakmark by 3:00 p.m. Chicago time, units will be issued and dividends will begin to accrue on the purchased units on the Business Day after the date payment is received.

GENERAL

  Each purchase order for Oakmark Units must be accepted by Oakmark. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the Oakmark Units. Oakmark reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's unitholders. Oakmark uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If Oakmark does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Oakmark will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


                          REDEMPTION OF OAKMARK UNITS


BY MAIL

  You may redeem all or any part of your Oakmark Units of the Fund upon your written request delivered to The Oakmark Family of Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510.

  Your redemption request must:

    (1) identify the Fund and give your account number;

    (2) specify the number of units or dollar amount to be redeemed;

    (3) be signed in ink by all owners exactly as their names appear on the account; and

    (4) for redemptions payable to an address other than the unitholder address of record, include an ink-stamped guarantee by an "eligible guarantor institution" as defined in the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public) for each signature on the redemption request (the guarantee must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).

  Special rules apply to redemptions by corporations, trusts and partnerships. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before Oakmark Units can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

BY EXCHANGE

  You may redeem all or any portion of your Oakmark Units of the Fund and use the proceeds to purchase Oakmark Units of the Government Portfolio or the Tax-Exempt Diversified Portfolio or shares of The Oakmark Funds if your signed, properly completed New Account Purchase Application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAINS OR LOSSES. Before exchanging, you should obtain a prospectus from The Oakmark Funds and read it carefully. The exchange privilege is not an offering or recommendation of shares of The Oakmark Funds. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "By Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege.)

SPECIAL REDEMPTION PRIVILEGES

  The Telephone Exchange and Telephone Redemption Privileges will be established automatically when you open your account unless you elect on your New Account Purchase Application to decline these Privileges. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account.

TELEPHONE EXCHANGE PRIVILEGE

  You may use the Telephone Exchange Privilege to exchange among The Oakmark Funds and the Fund by calling 1-800-OAKMARK (1-800-6275). The general redemption policies apply to redemptions by Telephone Exchange. (See "General Redemption Policies.")

  Oakmark reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. Oakmark believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund.

THEREFORE, OAKMARK GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY UNITHOLDERS IDENTIFIED BY OAKMARK AS "MARKET-TIMERS." Except for automatic exchanges from Oakmark units, you may not make more than six exchanges from any fund in any calender year. Oakmark reserves the right at any time without prior notice to suspend, limit, modify, or terminate the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if it would be in the best interest of the Fund, Oakmark expects that it would provide unitholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. IF OAKMARK WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE TELEPHONE EXCHANGE PRIVILEGE, YOU MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE. See "How to Redeem Units--By Exchange."

  During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone; you may wish to consider placing your exchange by mail during such periods.

TELEPHONE REDEMPTION PRIVILEGE

  You may use the Telephone Redemption Privilege to redeem units from your account by calling 1-800-OAKMARK (1-800-625-6275). The proceeds may be sent by check to your registered address or you may request payment by electronic transfer to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. If you request a redemption by electronic transfer before the Fund's redemption cut-off time and the proceeds are to be sent to your pre-established designated bank account, the proceeds will be transferred to your bank account on the next business day. The Telephone Redemption Privilege is not available for 30 days after Oakmark receives notice from you of a change of address.

GENERAL REDEMPTION POLICIES

  You may not cancel or revoke your redemption order once instructions have been received and accepted. PLEASE TELEPHONE OAKMARK BY CALLING 1-800-OAKMARK (1-800-625-6275) IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING YOUR REQUEST. Oakmark reserves the right to require a properly completed New Account Purchase Application before making payment for Oakmark Units redeemed.

  If your redemption order is received in proper form before 4:00 p.m. eastern time, the price at which your redemption order will be executed is the net asset value determined that business day. See "Net Asset Value." Dividends are earned on the day that units are redeemed.

  Oakmark will generally mail payment for Oakmark Units redeemed within three days after proper instructions are received. If you attempt to redeem Oakmark Units within 15 days after they have been purchased by check or electronic transfer, Oakmark may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those Oakmark Units has been (or will be) collected. To reduce such delays, Oakmark recommends that your purchase be made by Federal Funds wire through your bank. If you so request, the proceeds of your redemption may be paid by wire, but the cost of the wire (currently $5) will be deducted from the redemption proceeds.

  Oakmark reserves the right at any time without prior notice to suspend, limit, modify, or terminate any privilege or its use in any manner by any person or class.

  Use of any Special Redemption Privilege authorizes Oakmark to tape-record all instructions to redeem. Oakmark uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If Oakmark does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Oakmark will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

  Oakmark reserves the right to redeem Oakmark Units in any account and send the proceeds to the owner if the Oakmark Units in the account do not have a value of at least $1,000.

  Oakmark Units in any account you maintain with the Fund may be redeemed to the extent necessary to reimburse Oakmark for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any liability under the Code provisions on backup withholding relating to your account).

ADDRESS OF HARRIS ASSOCIATES L. P.
 Two North LaSalle Street
 Chicago, Illinois 60602-3790

THE OAKMARK FUNDS 24-HOUR NAV HOTLINE
 1-800-GROWOAK
 (1-800-476-9625)

OAKMARK SHAREHOLDER SERVICE
 State Street Bank and Trust Company
  Attention: Oakmark Funds Family
  P.O. Box 8510
  Boston, Massachusetts 02266-8510
  1-800-OAKMARK
  (1-800-625-6275)

                          GOLDMAN SACHS EQUITY FUNDS
                       GOLDMAN SACHS FIXED INCOME FUNDS

                             CLASS A AND B SHARES

              SUPPLEMENT DATED MAY 1, 1997 TO THE PROSPECTUS OF
             GOLDMAN SACHS EQUITY FUNDS AND TO THE PROSPECTUS OF
            GOLDMAN SACHS FIXED INCOME FUNDS EACH DATED MAY 1, 1997

THE FOLLOWING SUPPLEMENTS THE INFORMATION APPEARING UNDER THE SECTION "OFFERING PRICE--CLASS A SHARES":

  An additional commission equal to 0.50% of the amount invested in Class A shares of a Fund (except the Adjustable Rate Government Fund) will be paid to Authorized Dealers through May 31, 1997, if such purchase is at net asset value without the payment of any sales charge because it is attributable to redemption proceeds from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates in conformity with the requirements set forth in the applicable prospectus described above.

                                                                     EQSTKPROAB

----------------------------------------------------------------------------
PROSPECTUS      GOLDMAN SACHS EQUITY FUNDS CLASS A AND B SHARES
May 1, 1997
GOLDMAN SACHS BALANCED FUND
  Seeks long-term capital growth and current income through investments in eq-uity and fixed income securities.

GOLDMAN SACHS GROWTH AND INCOME FUND
  Seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

GOLDMAN SACHS CORE U.S. EQUITY FUND
  Seeks long-term growth of capital and dividend income through a broadly di-versified portfolio of large cap and blue chip equity securities represent-ing all major sectors of the U.S. economy.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
  Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.
GOLDMAN SACHS CAPITAL GROWTH FUND
  Seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appre-ciation potential.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

GOLDMAN SACHS SMALL CAP EQUITY FUND
  Seeks long-term capital growth through investments in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of emerging country issuers.

GOLDMAN SACHS ASIA GROWTH FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of companies related (in the manner described herein) to Asian coun-tries.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, CORE Large Cap Growth, Growth and Income and Small Cap Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity (formerly the "Select Equity Fund") and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. THE FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THEIR INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights.....................   3
Fees and Expenses...................   8
Financial Highlights................  12
Investment Objectives and Policies..  19
Description of Securities...........  25
Investment Techniques...............  31
Risk Factors........................  34
Investment Restrictions.............  36
Portfolio Turnover..................  37
Management..........................  37
Reports to Shareholders.............  42
How to Invest.......................  42

                                                                       PAGE
                                                                       ----
Services Available to Shareholders....................................  48
Distribution and Authorized Dealer Service Plans......................  50
How to Sell Shares of the Funds.......................................  52
Dividends.............................................................  53
Net Asset Value.......................................................  54
Performance Information...............................................  54
Shares of the Trust...................................................  55
Taxation..............................................................  56
Additional Information................................................  57
Appendix ............................................................. A-1
Account Application

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

   FUND NAMES      INVESTMENT OBJECTIVES     INVESTMENT CRITERIA          BENCHMARKS
---------------------------------------------------------------------------------------------
 BALANCED FUND    Long-term capital growth Between 45% and 65% of   Lehman Aggregate Bond
                  and current income.      total assets in equity   Index and the Standard &
                                           securities and at least  Poor's Index of 500
                                           25% in fixed income      Common Stocks (the "S&P
                                           senior securities.       500 Index")
--------------------------------------------------------------------------------------------
 GROWTH AND       Long-term growth of      At least 65% of total    S&P 500 Index
 INCOME FUND      capital and growth of    assets in equity
                  income.                  securities that the
                                           Investment Adviser
                                           considers to have
                                           favorable prospects for
                                           capital appreciation
                                           and/or dividend paying
                                           ability.
--------------------------------------------------------------------------------------------
 CORE U.S.        Long-term growth of      At least 90% of total    S&P 500 Index
 EQUITY FUND      capital and dividend     assets in equity
                  income.                  securities of U.S.
                                           issuers.
                                           The Fund seeks to
                                           achieve its objective
                                           through a broadly
                                           diversified portfolio of
                                           large cap
                                           and blue chip equity
                                           securities representing
                                           all major sectors of
                                           the U.S. economy. The
                                           Fund's investments are
                                           selected using both  a
                                           variety of quantitative
                                           techniques and
                                           fundamental research in
                                           seeking to maximize the
                                           Fund's reward to risk
                                           ratio. The Fund's
                                           portfolio is designed to
                                           have risk, style,
                                           capitalization and
                                           industry characteristics
                                           similar to the S&P 500
                                           Index.


                                                                     (continued)

   FUND NAME       INVESTMENT OBJECTIVES     INVESTMENT CRITERIA           BENCHMARK
----------------------------------------------------------------------------------------
 CORE LARGE CAP   Long-term growth of      At least 90% of total    Russell 1000 Growth
 GROWTH FUND      capital.                 assets in equity         Index
                  Dividend income is a     securities of U.S.
                  secondary consideration. issuers.
                                           The Fund seeks to
                                           achieve its objective
                                           through a broadly
                                           diversified portfolio of
                                           equity securities of
                                           large cap U.S. issuers
                                           that are expected to
                                           have better prospects
                                           for earnings growth than
                                           the growth rate of the
                                           general domestic
                                           economy. The Fund's
                                           investments are
                                           selected using both a
                                           variety of quantitative
                                           techniques and
                                           fundamental research in
                                           seeking to maximize the
                                           Fund's reward to risk
                                           ratio. The Fund's
                                           portfolio is designed to
                                           have risk, style,
                                           capitalization and
                                           industry characteristics
                                           similar to the
                                           Russell 1000 Growth
                                           Index.
-------------------------------------------------------------------------------------------
 CAPITAL GROWTH   Long-term capital        At least 90% of total    S&P 500 Index
 FUND             growth.                  assets in a diversified
                                           portfolio of equity
                                           securities. The
                                           Investment
                                           Adviser considers long-
                                           term
                                           capital appreciation
                                           potential in
                                           selecting investments.
-------------------------------------------------------------------------------------------
 INTERNATIONAL    Long-term capital        Substantially all, and   FT/S&P Actuaries Europe
 EQUITY FUND      appreciation.            at least 65%, of total   & Pacific Index
                                           assets in equity         (unhedged)
                                           securities of companies
                                           organized outside
                                           the United States or
                                           whose securities are
                                           principally traded
                                           outside the United
                                           States. The Fund may
                                           invest in securities of
                                           issuers located in
                                           countries with emerging
                                           economies or securities
                                           markets and employ
                                           certain currency
                                           management techniques.
-------------------------------------------------------------------------------------------
 SMALL CAP        Long-term capital        At least 65% of total    Russell 2000
 EQUITY FUND      growth.                  assets in
                                           equity securities of
                                           companies with public
                                           stock market
                                           capitalizations of $1
                                           billion or less at the
                                           time of investment.
                                           The Fund currently
                                           emphasizes investments
                                           in companies with
                                           public stock market
                                           capitalizations
                                           of $500 million or
                                           less at the time
                                           of investment.

   FUND NAME       INVESTMENT OBJECTIVES     INVESTMENT CRITERIA           BENCHMARK
 -------------  ------------------
                                    ------------------
                                                        -------------------
 EMERGING         Long-term capital        Substantially all, and   Morgan Stanley Capital
 MARKETS EQUITY   appreciation             at least 65%, of total   International Emerging
 FUND                                      assets in equity         Markets Free Index
                                           securities
                                           of emerging country
                                           issuers. The Fund may
                                           employ certain currency
                                           management techniques.
------------------------------------------------------------------------------------------
 ASIA GROWTH      Long-term capital        Substantially all, and   Morgan Stanley Capital
 FUND             appreciation.            at least 65%, of total   International All
                                           assets in equity         Country Asia Free ex
                                           securities of companies  Japan Index
                                           in China, Hong
                                           Kong, India, Indonesia,
                                           Malaysia, Pakistan, the
                                           Philippines,
                                           Singapore, South Korea,
                                           Sri Lanka, Taiwan and
                                           Thailand. The Fund may
                                           employ certain currency
                                           management techniques.
------------------------------------------------------------------------------------------

  WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?


   Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Risk of Investments in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility, Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the U.S., Canada, Australia, New Zealand and Japan. In addition, because the International Equity, Emerging Markets Equity and Asia Growth Funds invest primarily outside the U.S., these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of emerging countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

  WHO MANAGES THE FUNDS?


   Goldman Sachs Asset Management serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Growth and Small Cap Equity Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  WHO DISTRIBUTES THE FUNDS' SHARES?


   Goldman Sachs acts as distributor of each Fund's shares.

  WHAT IS THE MINIMUM INVESTMENT?


                                                                  MINIMUM
                                                            --------------------
                                                            INITIAL
                                                            PURCHASE ADDITIONAL
  TYPE OF PURCHASE                                           AMOUNT  INVESTMENTS
  ----------------                                          -------- -----------
  Regular Purchases........................................  $1,000      $50
  Tax-Sheltered Retirement Plans and UGMA/UTMA purchases...  $  250      $50
  Automatic Investment Plan................................  $   50      $50

   For further information, see "How to Invest--How to Buy Shares of the Funds" on page 43.

  HOW DO I PURCHASE SHARES?


   You may purchase shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs ("Authorized Dealers"). See "How to Invest" on page 42.

  WHAT ARE MY PURCHASE ALTERNATIVES?


   The Funds offer two classes of shares through this Prospectus which may be purchased at the next determined net asset value ("NAV") plus a sales charge, which, depending on the class of shares you choose for investment, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis at the time of redemption (Class B shares). Direct purchases of $1 million or more of Class A shares will be sold without an initial sales charge and will be subject to a contingent deferred sales charge at the time of certain redemptions.

                              MAXIMUM FRONT           MAXIMUM CONTINGENT
   ALL FUNDS                 END SALES CHARGE       DEFERRED SALES CHARGE
   ---------                 ----------------       ---------------------
   Class A..................       5.5%                  (See above)
   Class B..................        N/A       5% declining to 0% after six years

   Over time, the deferred sales charge and distribution fees attributable to Class B shares will exceed the initial sales charge and the distribution fees attributable to Class A shares. See "How to Invest--Alternative Purchase Arrangements" on page 42.

  HOW DO I SELL MY SHARES?


   You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "How to Sell Shares of the Funds."

  HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS CAPITAL GAINS
  FUND                                      DECLARED AND PAID      DISTRIBUTIONS
  ----                                 --------------------------- -------------
  Balanced............................          Quarterly            Annually
  Growth and Income...................          Quarterly            Annually
  CORE U.S. Equity....................           Annually            Annually
  CORE Large Cap Growth...............           Annually            Annually
  Capital Growth......................           Annually            Annually
  International Equity................           Annually            Annually
  Small Cap Equity....................           Annually            Annually
  Emerging Markets Equity.............           Annually            Annually
  Asia Growth.........................           Annually            Annually

   You may receive dividends in additional shares of the same class of the Fund in which you have invested or you may elect to receive cash, shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A shares of a Fund, or ILA Class B Units of the Prime Obligations Portfolio, if you hold Class B shares of a Fund (the "ILA Portfolios"). For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

                                                 GROWTH
                                                   AND             CORE U.S.            CORE              CAPITAL
                             BALANCED            INCOME             EQUITY            LARGE CAP           GROWTH
                               FUND               FUND               FUND          GROWTH FUND/3/          FUND
                          ------------------ ------------------ ------------------ ------------------ ------------------
                          CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B
                          -------    ------- -------    ------- -------    ------- -------    ------- -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases..    5.5%/1/   none     5.5%/1/   none     5.5%/1/   none     5.5%/1/   none     5.5%/1/   none
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends.............   none       none    none       none    none       none    none       none    none       none
 Maximum Deferred Sales
  Charge................   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%
 Redemption Fees/2/.....   none       none    none       none    none       none    none       none    none       none
 Exchange Fees/2/.......   none       none    none       none    none       none    none       none    none       none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average net assets)
 Management Fees (after
  applicable
  limitations)/4/.......   0.65%      0.65%   0.70%      0.70%   0.59%      0.59%   0.60%      0.60%   1.00%      1.00%
 Distribution (Rule
  12b-1) Fees (after
  applicable
  limitations)/5/.......   0.00%      0.75%   0.04%      0.75%   0.21%      0.75%   0.00%      0.75%   0.00%      0.75%
Other Expenses:
 Authorized Dealer
  Service Fees..........   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%
 Other Expenses (after
  applicable
  limitations)/6/.......   0.10%      0.10%   0.23%      0.23%   0.24%      0.24%   0.05%      0.05%   0.15%      0.15%
                           ----       ----    ----       ----    ----       ----    ----       ----    ----       ----
TOTAL FUND OPERATING
 EXPENSES (AFTER FEE AND
 EXPENSE
 LIMITATIONS)/7/........   1.00%      1.75%   1.22%      1.93%   1.29%      1.83%   0.90%      1.65%   1.40%      2.15%
                           ====       ====    ====       ====    ====       ====    ====       ====    ====       ====

                                                  SMALL            EMERGING
                               INT'L               CAP              MARKETS             ASIA
                              EQUITY             EQUITY             EQUITY             GROWTH
                               FUND               FUND              FUND/3/             FUND
                          ------------------ ------------------ ------------------ ------------------
                          CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B
                          -------    ------- -------    ------- -------    ------- -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases..    5.5%/1/   none     5.5%/1/   none     5.5%/1/   none     5.5%/1/   none
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends.............   none       none    none       none    none       none    none       none
 Maximum Deferred Sales
  Charge................   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%
 Redemption Fees/2/.....   none       none    none       none    none       none    none       none
 Exchange Fees/2/.......   none       none    none       none    none       none    none       none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average net assets)
 Management Fees (after
  applicable
  limitations)/4/.......   0.89%      0.89%   1.00%      1.00%   1.10%      1.10%   0.86%      0.86%
 Distribution (Rule
  12b-1) Fees (after
  applicable
  limitations)/5/.......   0.21%      0.75%   0.00%      0.75%   0.25%      0.75%   0.21%      0.75%
Other Expenses:
 Authorized Dealer
  Service Fees..........   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%
 Other Expenses (after
  applicable
  limitations)/6/.......   0.34%      0.34%   0.35%      0.35%   0.30%      0.30%   0.35%      0.35%
                           ----       ----    ----       ----    ----       ----    ----       ----
TOTAL FUND OPERATING
 EXPENSES (AFTER FEE AND
 EXPENSE
 LIMITATIONS)/7/........   1.69%      2.23%   1.60%      2.35%   1.90%      2.40%   1.67%      2.21%
                           ====       ====    ====       ====    ====       ====    ====       ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

    FUND                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                         ------ ------- ------- --------
Balanced Fund
 Class A Shares................................   $65     $85    $107     $171
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    68      85     115      181
 --Assuming no redemption......................    18      55      95      181
Growth and Income Fund
 Class A Shares................................    67      92     118      195
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    70      91     124      200
 --Assuming no redemption......................    20      61     104      200
CORE U.S. Equity Fund
 Class A Shares................................    67      94     122      202
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    69      88     119      193
 --Assuming no redemption......................    19      58      99      193
CORE Large Cap Growth Fund
 Class A Shares................................    64      82     n/a      n/a
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    67      82     n/a      n/a
 --Assuming no redemption......................    17      52     n/a      n/a
Capital Growth Fund
 Class A Shares................................    68      97     127      214
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    72      97     135      222
 --Assuming no redemption......................    22      67     115      222
International Equity Fund
 Class A Shares................................    71     105     142      244
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    73     100     139      234
 --Assuming no redemption......................    23      70     119      234
Small Cap Equity Fund
 Class A Shares................................    70     103     137      235
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    74     103     146      242
 --Assuming no redemption......................    24      73     126      242
Emerging Markets Equity Fund
 Class A Shares................................    73     111     n/a      n/a
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    74     105     n/a      n/a
 --Assuming no redemption......................    24      75     n/a      n/a
Asia Growth Fund
 Class A Shares................................    71     105     141      242
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    72      99     138      233
 --Assuming no redemption......................    22      69     118      233

The hypothetical example assumes that a contingent deferred sales charge will not apply to redemptions of Class A shares within the first 18 months. Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

--------
/1/As a percentage of the offering price. No sales charge is imposed on purchases of Class A shares by certain classes of investors. A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares sold without an initial sales charge as part of an investment of $1 million or more. See "How to Invest--Offering Price."
/2/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."
/3/Based on estimated amounts for the current fiscal year for the CORE Large
  Cap Growth and Emerging Markets Equity Funds.
/4/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds equal to .16%, .15%, .11%, .10% and .14%, respectively. Without such limitations, management fees would be .75%, .75%, 1.00%, 1.20% and 1.00% of each Fund's average daily net assets, respectively.
/5/Goldman Sachs is imposing the entire distribution fee attributable to Class
  A shares of the Emerging Markets Equity Fund. Goldman Sachs voluntarily has agreed not to impose the entire distribution fee attributable to Class A shares of each other Fund, except Growth and Income, CORE U.S. Equity, International Equity and Asia Growth Funds where Goldman Sachs voluntarily has agreed not to impose a portion of the distribution fee equal to .21%, .04%, .04% and .04%, respectively, of the distribution fee. Distribution fees for Class A shares would otherwise be payable at the rate of .25% of average daily net assets.
/6/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of Growth and Income, CORE U.S. Equity, International Equity, Emerging Markets Equity and Asia Growth Funds) for the following funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Balanced.........................................................  0.10%
      Growth and Income................................................  0.11%
      CORE U.S. Equity.................................................  0.06%
      CORE Large Cap Growth............................................  0.05%
      International Equity.............................................  0.20%
      Emerging Markets Equity..........................................  0.16%
      Asia Growth......................................................  0.24%

/7/ Without the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Equity and Asia Growth Funds for the fiscal year ended January 31, 1997, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Balanced
        Class A..............................................  0.62%     1.77%
        Class B..............................................  0.62%     2.27%
      Growth and Income
        Class A..............................................  0.23%     1.43%
        Class B..............................................  0.23%     1.93%
      CORE U.S. Equity
        Class A..............................................  0.28%     1.53%
        Class B..............................................  0.28%     2.03%
      Capital Growth
        Class A..............................................  0.15%     1.65%
        Class B..............................................  0.15%     2.15%
      International Equity
        Class A..............................................  0.38%     1.88%
        Class B..............................................  0.38%     2.38%
      Small Cap Equity
        Class A..............................................  0.35%     1.85%
        Class B..............................................  0.35%     2.35%
      Asia Growth
        Class A..............................................  0.37%     1.87%
        Class B..............................................  0.37%     2.37%

In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the CORE Large Cap Growth and Emerging Markets Equity Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      CORE Large Cap Growth
        Class A..............................................  0.65%     1.90%
        Class B..............................................  0.65%     2.40%
      Emerging Markets Equity
        Class A..............................................  0.92%     2.62%
        Class B..............................................  0.92%     3.12%

  The Investment Advisers and Goldman Sachs have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Class A and B shares. Each Fund, other than Balanced, Capital Growth and Small Cap Equity Funds, also offers Institutional and Service Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A shares and Class B shares. Information regarding Institutional and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus. Because of the Distribution Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies.

  In addition to the compensation itemized above, certain institutions that sell Fund shares and/or their salespersons may receive certain compensation for the sale and distribution of Class A and Class B shares of the Funds or for services to the Funds. For additional information regarding such compensation, see "Management" and "Services Available to Shareholders" in the Prospectus and "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended January 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer the CORE Large Cap Growth and Emerging Markets Equity Funds. Accordingly, there are no financial highlights for these Funds.

------------------------------------------------------------------------------------------------------------------------------
                                 INCOME (LOSS) FROM                DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(H)               SHAREHOLDERS
                           ------------------------------ -----------------------------------
                                         NET REALIZED                  FROM NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN IN EXCESS      NET     NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT  AND FUTURE   INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- ------------- ---------- ----------- --------- ---------
                                                               BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.31     $0.66           $2.47          $(0.66)     $(1.00)        --        $1.47     $18.78     18.59%
1997--Class B
Shares(b).......   17.46      0.42            2.34           (0.42)      (1.00)      (0.07)       1.27      18.73     16.22(c)
1996--Class A
Shares..........   14.22      0.51            3.43           (0.50)      (0.35)        --         3.09      17.31     28.10
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(d).......   14.18      0.10            0.02           (0.08)        --          --         0.04      14.22      0.87(c)
------------------------------------------------------------------------------------------------------------------------------
                                                               BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                                RATIO OF                RATIO OF
                                           NET      RATIO OF       NET                     NET
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                   RATE       RATE(G)   IN (000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- -------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  208.11(f)    $.0587    $81,410      1.00%       3.76%       1.77%        2.99%
1997--Class B
Shares(b).......  208.11(f)     .0587      2,110      1.75(e)     2.59(e)     2.27(e)      2.07(e)
1996--Class A
Shares..........  197.10(f)       --      50,928      1.00        3.65        1.90         2.75
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(d).......   14.71(c)       --       7,510      1.00(e)     3.39(e)     8.29(e)     (3.90)(e)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
(c) Not annualized.
(d) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
(e) Annualized.
(f) Includes the effect of mortgage dollar roll transactions.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM               DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(H)              SHAREHOLDERS
                           -------------------------- -----------------------------------
                                        NET REALIZED               FROM NET
                 NET ASSET             AND UNREALIZED    FROM    REALIZED GAIN IN EXCESS                 NET     NET ASSET
                  VALUE,      NET      GAIN (LOSS) ON    NET     ON INVESTMENT   OF NET   ADDITIONAL  INCREASE    VALUE,
                 BEGINNING INVESTMENT   INVESTMENTS   INVESTMENT  AND OPTION   INVESTMENT  PAID-IN     IN NET     END OF
                 OF PERIOD   INCOME     AND OPTIONS     INCOME   TRANSACTIONS    INCOME    CAPITAL   ASSET VALUE  PERIOD
                 --------- ----------  -------------- ---------- ------------- ---------- ---------- ----------- ---------
                                                   GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.98     $0.35         $5.18        $(0.35)     $(1.97)      $(0.01)     $--        $3.20     $23.18
1997--Class B
Shares(f).......   20.82      0.17          4.31         (0.17)      (1.97)       (0.06)      --         2.28      23.10
1997--Institu-
tional
Shares(f).......   21.25      0.29          3.96         (0.30)      (1.97)       (0.04)      --         1.94      23.19
1997--Service
Shares(f).......   20.71      0.28          4.50         (0.28)      (1.97)       (0.07)      --         2.46      23.17
1996--Class A
Shares..........   15.80      0.33          4.75         (0.30)      (0.60)         --        --         4.18      19.98
1995--Class A
Shares..........   15.79      0.20(b)       0.30(b)      (0.20)      (0.33)       (0.07)     0.11(b)     0.01      15.80
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   14.18      0.15          1.68         (0.15)      (0.06)       (0.01)      --         1.61      15.79


                                                                                          RATIOS ASSUMING
                                                                                        NO VOLUNTARY WAIVER
                                                                                             OF FEES OR
                                                                                        EXPENSE LIMITATIONS
                                                                                      ------------------------
                                                                           RATIO OF                RATIO OF
                                                      NET      RATIO OF       NET                     NET
                                                   ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)    RATE       RATE(G)   IN (000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- ----------- ---------- ---------- ----------- ----------- ---------- -------------
                                                      GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   28.42%     53.03%      $.0586    $615,103     1.22%       1.60%       1.43%        1.39%
1997--Class B
Shares(f).......   22.23(d)   53.03        .0586      17,346     1.93(e)     0.15(e)     1.93(e)      0.15(e)
1997--Institu-
tional
Shares(f).......   20.77(d)   53.03        .0586         193     0.82(e)     1.36(e)     0.82(e)      1.36(e)
1997--Service
Shares(f).......   23.87(d)   53.03        .0586       3,174     1.32(e)     0.94(e)     1.32(e)      0.94(e)
1996--Class A
Shares..........   32.45      57.93          --      436,757     1.20        1.67        1.45         1.42
1995--Class A
Shares..........    3.97      71.80          --      193,772     1.25        1.28        1.58         0.95
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   13.08(d)  102.23(d)       --       41,528     1.25(e)     1.23(e)     3.24(e)     (0.76)(e)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Calculated based on the average shares outstanding methodology.
(c) For the period from February 5, 1993 (commencement of operations) to January 31, 1994.
(d) Not annualized.
(e) Annualized.
(f) For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(H)               SHAREHOLDERS
                           ------------------------------ -----------------------------------
                                         NET REALIZED                  FROM NET                   NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN IN EXCESS   INCREASE   NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENT   OF NET   (DECREASE)   VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT  AND FUTURES  INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- ------------- ---------- ----------- --------- ---------
                                                     CORE U.S. EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.66     $0.16           $4.46          $(0.16)     $(0.80)        --        $3.66     $23.32     23.75%
1997--Class B
Shares(f).......   20.44      0.04            3.70           (0.04)      (0.80)      (0.16)       2.74      23.18     18.59(b)
1997--Institu-
tional Shares...   19.71      0.30            4.51           (0.28)      (0.80)        --         3.73      23.44     24.63
1997--Service
Shares(f).......   21.02      0.13            3.15           (0.13)      (0.80)      (0.10)       2.25      23.27     15.92(b)
1996--Class A
Shares..........   14.61      0.19            5.43           (0.16)      (0.41)        --         5.05      19.66     38.63
1996--Institu-
tional
Shares(d).......   16.97      0.16            3.23           (0.24)      (0.41)        --         2.74      19.71     20.14(b)
1995--Class A
Shares..........   15.93      0.20           (0.38)          (0.20)      (0.94)        --        (1.32)     14.61     (1.10)
1994--Class A
Shares..........   15.46      0.17            2.08           (0.17)      (1.61)        --         0.47      15.93     15.12
1993--Class A
Shares..........   15.05      0.22            0.41           (0.22)        --          --         0.41      15.46      4.30
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......   14.17      0.11            0.88           (0.11)        --          --         0.88      15.05      7.01(b)

                                                                              RATIOS ASSUMING
                                                                            NO VOLUNTARY WAIVER
                                                                                OF FEES OR
                                                                            EXPENSE LIMITATIONS
                                                                           -----------------------
                                                                                       RATIO OF
                                                                RATIO OF                 NET
                                           NET      RATIO OF       NET                INVESTMENT
                                        ASSETS AT      NET     INVESTMENT   RATIO OF    INCOME
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES    (LOSS)
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE TO AVERAGE
                   RATE       RATE(G)   IN (000'S)   ASSETS      ASSETS    NET ASSETS NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- ------------
                                                     CORE U.S. EQUITY FUND
--------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   37.28%      $.0417    $225,968     1.29%       0.91%       1.53%      0.67%
1997--Class B
Shares(f).......   37.28        .0417      17,258     1.83(c)     0.06(c)     2.00(c)   (0.11)(c)
1997--Institu-
tional Shares...   37.28        .0417     148,942     0.65        1.52        0.85       1.32
1997--Service
Shares(f).......   37.28        .0417       3,666     1.15(c)     0.69(c)     1.35(c)    0.49(c)
1996--Class A
Shares..........   39.35          --      129,045     1.25        1.01        1.55       0.71
1996--Institu-
tional
Shares(d).......   39.35(b)       --       64,829     0.65(c)     1.49(c)     0.96(c)    1.18(c)
1995--Class A
Shares..........   56.18          --       94,968     1.38        1.33        1.63       1.08
1994--Class A
Shares..........   87.73          --       92,769     1.42        0.92        1.67       0.67
1993--Class A
Shares..........  144.93          --      117,757     1.28        1.30        1.53       1.05
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......  135.02(c)       --      151,142     1.57(c)     1.24(c)     1.82(c)    0.99(c)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from June 15, 1995 (commencement of operations) to January 31, 1996.
(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
(f) For the period from May 1 and June 7, 1996 (commencement of operations) to January 31, 1997 for Class B and Service shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                 DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(G)                SHAREHOLDERS
                           ------------------------------ ------------------------------------
                                         NET REALIZED                   FROM NET                   NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN  IN EXCESS   INCREASE   NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENTS   OF NET   (DECREASE)   VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT    OPTIONS     INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME    AND FUTURES     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- -------------- ---------- ----------- --------- ---------
                                                CAPITAL GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $14.91     $0.10           $3.56          $(0.10)      $(1.72)      $(0.02)     $1.82     $16.73     25.97%
1997--Class B
Shares(b).......   15.67      0.01            2.81           (0.01)       (1.72)       (0.09)      1.00      16.67     19.39(d)
1996--Class A
Shares..........   13.67      0.12            3.93           (0.12)       (2.69)         --        1.24      14.91     30.45
1995--Class A
Shares..........   15.96      0.03           (0.69)          (0.01)       (1.62)         --       (2.29)     13.67     (4.38)
1994--Class A
Shares..........   14.64      0.02            2.40           (0.01)       (1.07)       (0.02)      1.32      15.96     16.89
1993--Class A
Shares..........   13.65      0.06            2.28           (0.07)       (1.28)         --        0.99      14.64     18.01
1992--Class A
Shares..........   11.10      0.28            2.90           (0.31)       (0.32)         --        2.55      13.65     29.31
FOR THE PERIOD
ENDED JANUARY
31,
1991--Class A
Shares(c).......   11.34      0.34           (0.27)          (0.31)         --           --       (0.24)     11.10      0.84(d)

                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                   OF FEES
                                                               RATIO OF    ------------------------
                                                                  NET                   RATIO OF
                                          NET      RATIO OF   INVESTMENT                   NET
                                       ASSETS AT      NET       INCOME      RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE     END OF   EXPENSES TO  (LOSS) TO    EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION   PERIOD   AVERAGE NET AVERAGE NET  TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)   IN (000'S)   ASSETS      ASSETS     NET ASSETS  NET ASSETS
                 ---------- ---------- ---------- ----------- ------------ ---------- -------------
                                                CAPITAL GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   52.92%     $.0563    $920,646     1.40%        0.62%       1.65%        0.37%
1997--Class B
Shares(b).......   52.92       .0563       3,221     2.15(e)     (0.39)(e)    2.15(e)     (0.39)(e)
1996--Class A
Shares..........   63.90         --      881,056     1.36         0.65        1.61         0.40
1995--Class A
Shares..........   38.36         --      862,105     1.38         0.16        1.63        (0.09)
1994--Class A
Shares..........   36.12         --      833,682     1.38         0.13        1.63        (0.12)
1993--Class A
Shares..........   58.93         --      665,976     1.41         0.42        1.66         0.17
1992--Class A
Shares..........   48.93         --      500,307     1.53         2.09        1.78         1.84
FOR THE PERIOD
ENDED JANUARY
31,
1991--Class A
Shares(c).......   35.63(d)      --      437,533     1.27(d)      3.24(d)     1.47(d)      3.04(d)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
(c) For the period from April 20, 1990 (commencement of operations) to January 31, 1991.
(d) Not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                                      INCOME (LOSS) FROM               DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(G)              SHAREHOLDERS
                           ---------------------------------------- -----------------------
                                           NET        NET REALIZED               FROM NET
                                         REALIZED    AND UNREALIZED              REALIZED
                                      AND UNREALIZED  GAIN (LOSS)                GAIN ON        NET
                 NET ASSET    NET     GAIN (LOSS) ON   ON FOREIGN      FROM    INVESTMENT,   INCREASE   NET ASSET
                  VALUE,   INVESTMENT  INVESTMENTS,     CURRENCY       NET      OPTION AND  (DECREASE)   VALUE,
                 BEGINNING   INCOME      OPTIONS        RELATED     INVESTMENT   FUTURES      IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)    AND FUTURES    TRANSACTIONS    INCOME   TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- -------------- ---------- ------------ ----------- --------- ---------
                                      INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.20     $0.10        $3.51          $(1.28)      $ --        $(0.21)      $2.12     $19.32     13.48%
1997--Class B
Shares(e).......   18.91     (0.06)        0.94           (0.34)        --         (0.21)       0.33      19.24      2.83(c)
1997--Institu-
tional
Shares(e).......   17.45      0.04         3.39           (1.24)      (0.03)       (0.21)       1.95      19.40     12.53(c)
1997--Service
Shares(e).......   17.70     (0.02)        2.95           (1.08)        --         (0.21)       1.64      19.34     10.42(c)
1996--Class A
Shares..........   14.52      0.13         2.58            1.42       (0.58)       (0.87)       2.68      17.20     28.68
1995--Class A
Shares..........   18.10      0.06        (3.04)          (0.01)        --         (0.59)      (3.58)     14.52    (16.65)
1994--Class A
Shares..........   14.35      0.05         4.08           (0.38)        --           --         3.75      18.10     26.13
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......   14.18     (0.01)        0.29           (0.11)        --           --         0.17      14.35      1.23(c)

                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                         NET      RATIO OF        NET                      NET
                                      ASSETS AT      NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO  AVERAGE     END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER  COMMISSION   PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE     RATE(F)   (IN 000'S)   ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 --------- ---------- ---------- ----------- ------------- ---------- -------------
                                      INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   38.01%    $.0318    $536,283     1.69%        (0.07)%      1.88%       (0.26)%
1997--Class B
Shares(e).......   38.01      .0318      19,198     2.23(d)      (0.97)(d)    2.38(d)     (1.12)(d)
1997--Institu-
tional
Shares(e).......   38.01      .0318      68,374     1.10(d)       0.43(d)     1.25(d)      0.28(d)
1997--Service
Shares(e).......   38.01      .0318         674     1.60(d)      (0.40)(d)    1.75(d)     (0.55)(d)
1996--Class A
Shares..........   68.48        --      330,860     1.52          0.26        1.77         0.01
1995--Class A
Shares..........   84.54        --      275,086     1.73          0.40        1.98         0.15
1994--Class A
Shares..........   60.04        --      269,091     1.76          0.51        2.01         0.26
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......    0.00        --       66,063     1.80(d)      (0.42)(d)    2.58(d)     (1.20)(d)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                  DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(G)                 SHAREHOLDERS
                           ------------------------------ --------------------------------------
                                                                                    IN EXCESS OF
                                                                        FROM NET      REALIZED
                                         NET REALIZED                REALIZED GAIN    GAINS ON       NET
                 NET ASSET    NET       AND UNREALIZED       FROM    ON INVESTMENT, INVESTMENT,   INCREASE   NET ASSET
                  VALUE,   INVESTMENT   GAIN (LOSS) ON       NET       OPTION AND    OPTION AND  (DECREASE)   VALUE,
                 BEGINNING   INCOME      INVESTMENTS,     INVESTMENT    FUTURES       FUTURES      IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)   OPTIONS AND FUTURES   INCOME    TRANSACTIONS  TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- -------------- ------------ ----------- --------- ---------
                                                SMALL CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.29     $(0.21)        $ 4.92          $  --        $(1.09)       $  --       $ 3.62     $20.91    $ 27.28%
1997--Class B
Shares(b).......   20.79      (0.11)          1.21             --         (1.09)          --         0.01      20.80       5.39(d)
1996--Class A
Shares..........   16.14      (0.23)          1.39             --         (0.01)          --         1.15      17.29       7.20
1995--Class A
Shares..........   20.67      (0.07)         (3.53)            --         (0.69)        (0.24)      (4.53)     16.14     (17.53)
1994--Class A
Shares..........   16.68      (0.04)          5.03             --         (1.00)          --         3.99      20.67      30.13
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(c).......   14.18       0.03           2.50           (0.03)         --            --         2.50      16.68      17.86(d)

                                                                             RATIOS ASSUMING NO
                                                                              VOLUNTARY WAIVER
                                                                                   OF FEES
                                                                            -----------------------
                                                                RATIO OF                RATIO OF
                                          NET      RATIO OF        NET                    NET
                                       ASSETS AT      NET      INVESTMENT    RATIO OF  INVESTMENT
                 PORTFOLIO   AVERAGE     END OF   EXPENSES TO INCOME (LOSS)  EXPENSES     LOSS
                 TURNOVER   COMMISSION   PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE TO AVERAGE
                   RATE      RATE(F)   (IN 000'S)   ASSETS     NET ASSETS   NET ASSETS NET ASSETS
                 ---------- ---------- ---------- ----------- ------------- ---------- ------------
                                               SMALL CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   99.46%     $.0461    $212,061     1.60%        (0.72)%      1.85%     (0.97)%
1997--Class B
Shares(b).......   99.46       .0461       3,674     2.35(e)      (1.63)(e)    2.35(e)   (1.63)(e)
1996--Class A
Shares..........   57.58         --      204,994     1.41         (0.59)       1.66      (0.84)
1995--Class A
Shares..........   43.67         --      319,487     1.53         (0.53)       1.78      (0.78)
1994--Class A
Shares..........   56.81         --      261,074     1.60         (0.45)       1.85      (0.70)
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(c).......    7.12(e)      --       59,339     1.65(e)       0.62(e)     2.70(e)   (0.43)(e)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
(c) For the period from October 22, 1992 (commencement of operations) to January 31, 1993.
(d) Not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                                      INCOME (LOSS) FROM              DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(G)             SHAREHOLDERS
                           ---------------------------------------- ---------------------
                                                          NET
                                                      REALIZED AND
                                                       UNREALIZED
                                                     GAIN (LOSS) ON                           NET
                 NET ASSET    NET      NET REALIZED     FOREIGN        FROM    IN EXCESS   INCREASE   NET ASSET
                  VALUE,   INVESTMENT AND UNREALIZED    CURRENCY       NET       OF NET   (DECREASE)   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON    RELATED     INVESTMENT INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)    INVESTMENTS    TRANSACTIONS    INCOME     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- -------------- ---------- ---------- ----------- --------- ---------
                                           ASIA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $16.49     $ 0.06       $(0.11)        $(0.12)      $(0.01)    $  --      $(0.18)    $16.31     (1.01)%
1997--Class B
Shares(e).......   17.31      (0.05)       (0.48)         (0.51)         --       (0.03)     (1.07)     16.24     (6.02)(c)
1997--Institu-
tional
Shares(e).......   16.61       0.04        (0.11)         (0.11)       (0.04)     (0.06)     (0.28)     16.33     (1.09)(c)
1996--Class A
Shares..........   13.31       0.17         3.44          (0.12)       (0.17)     (0.14)      3.18      16.49     26.49
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   14.18       0.11        (0.89)          0.01        (0.10)       --       (0.87)     13.31     (5.46)(c)

                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                          NET     RATIO OF        NET                      NET
                                       ASSETS AT     NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE    END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION  PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)    (000'S)    ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 ---------- ---------- --------- ----------- ------------- ---------- -------------
                                           ASIA GROWTH FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   48.40%     $.0151   $263,014     1.67%         0.20%       1.87%        0.00%
1997--Class B
Shares(e).......   48.40       .0151      3,354     2.21(d)      (0.56)(d)    2.37(d)     (0.72)(d)
1997--Institu-
tional
Shares(e).......   48.40       .0151     13,322     1.10(d)       0.54(d)     1.26(d)      0.38(d)
1996--Class A
Shares..........   88.80         --     205,539     1.77          1.05        2.02         0.80
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   36.08(c)      --     124,298     1.90(d)       1.83(d)     2.38(d)      1.35(d)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  Value Style Funds. The Growth and Income, Small Cap Equity and the equity portion of the Balanced Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The Capital Growth, International Equity, Emerging Markets Equity and Asia Growth Funds are managed using a growth oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. These Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity and CORE Large Cap Growth Funds are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. Equity securities are evaluated using both a proprietary quantitative multifactor model and the investment opinions of Goldman Sachs' research analysts. The Investment Adviser then uses computerized optimization techniques to construct diversified portfolios consisting of stocks that are highly rated both by the Investment Adviser's proprietary multifactor model and by Goldman Sachs' research analysts. The optimizer seeks to balance expected returns against portfolio risk in an effort to find the portfolio with the optimal reward to risk trade-off relative to the Fund's investment objectives.

 BALANCED FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital growth and current income. The Fund seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed income securities primarily to provide income for regular quarterly dividends.

  Primary Investment Focus. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. The Fund also invests at least 25% of its total assets in fixed income senior securities and the remainder of its assets in other fixed income securities and cash. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Fund's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

  Other. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in Emerging Countries and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

  The Fund's fixed income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities and custodial receipts. The Fund may also invest in debt obligations (U.S. dollar and non-U.S. dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. Such securities are collectively referred to herein as "fixed income securities." The Fund's investments in fixed income securities that are issued by foreign issuers, including issuers in Emerging Countries may not exceed 10% of the Fund's total assets. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. See "Description of Securities," "Investment Techniques" and "Risk Factors."

 GROWTH AND INCOME FUND

  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective: The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with above average capitalizations and average earnings growth expectations and dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  Investment Process. The Investment Adviser begins with a universe consisting primarily of blue chip and other large capitalization equity securities. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating, and, if the security is followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a second rating is assigned based upon the Research Department's evaluation. In building a diversified portfolio for the Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected reward to risk ratio. This portfolio is primarily comprised of securities rated highest by the Investment Adviser's Multifactor Model and research analysts and has risk characteristics and industry weightings similar to the S&P 500 Index. Under normal conditions, the securities of any one issuer may not exceed 5% of the Fund's total assets.

  Multifactor Model. The Multifactor Model is a rigorous computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, growth, momentum and risk (e.g., price/earnings ratio, book/price ratio, growth forecasts, earnings estimate revisions, price momentum, price volatility and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors. By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., the analyst's ratings) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "CORE U.S. EQUITY FUND."

 CAPITAL GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

  Other. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors." Up to 35% of the Fund's total assets may be invested in fixed income securities.

 SMALL CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital growth.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. However, the Fund currently emphasizes investments in companies with public stock market capitalizations of $500 million or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration.

  Small Capitalization Companies. The Fund invests in companies which the Investment Adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. See "Description of Securities" and "Risk Factors."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in the equity securities of companies with public stock market capitalizations in excess of $1 billion and in fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging Countries: Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. At the Investment Adviser's discretion, the Fund may invest in other Emerging Countries.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries,
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country, (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  Under normal circumstances, the Fund maintains investments in at least six Emerging Countries and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio manager's and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Investments" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed income securities of private and governmental Emerging Country issuers, (ii) equity and fixed income securities of issuers in developed countries and (iii) temporary investments.

 ASIA GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries, (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities-- Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed income securities.


                           DESCRIPTION OF SECURITIES

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Balanced Fund invests will be rated, at the time of investment, B or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The convertible securities in which the CORE U.S. Equity and CORE Large Cap Growth Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity and CORE Large Cap Growth Funds may only invest in equity securities of foreign issuers that are traded in the U.S. and comply with U.S. accounting standards). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), and each Fund, other than the CORE U.S. Equity and CORE Large Cap Growth Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of Emerging Markets Equity or Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Balanced Fund may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Balanced Fund may invest up to 10% of its total assets in debt securities that are rated BB or B by Standard & Poor's or Ba or B by Moody's. The Growth and Income, Capital Growth, Small Cap Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may invest up to 10%, 10%, 35%, 35%, 35%, and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

                             INVESTMENT TECHNIQUES

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

MORTGAGE DOLLAR ROLLS

  The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE U.S. Equity, CORE Large Cap Growth and Emerging Market Equity Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments (i) warrants and stock purchase rights,
(ii) currency swaps (Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds only), (iii) mortgage swaps, index swaps and interest rate swaps, caps, floors and collars (Balanced Fund only), (iv) yield curve options and inverse floating rate securities (Balanced Fund only), (v) other investment companies, (vi) unseasoned companies and (vii) municipal securities (Balanced Fund only). For more information see the Additional Statement.


                                 RISK FACTORS

  RISK OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities--Foreign Investments." The International Equity, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The Balanced, Growth and Income and Small Cap Equity Funds may each invest up to 15% and the Capital Growth Fund may invest up to 10% of their total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund can not be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's (other than the CORE Large Cap Growth and Emerging Markets Equity Funds) historical portfolio turnover ratio. It is anticipated that the annual portfolio turnover rates of the CORE Large Cap Growth and Emerging Markets Equity Funds will generally not exceed 70% and 100%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza,
New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Balanced, CORE Large Cap Growth, Growth and Income and Small Cap Equity Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of March 24, 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                              YEARS
                                              PRIMARILY
    NAME AND TITLE      FUND RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
    --------------      -------------------   ----------- ----------------------------
  George D. Adler     Portfolio Manager--        Since      Mr. Adler joined the
   Vice President     Capital Growth             1997       Investment Adviser in
                                                            1997. Prior to 1997, he
                                                            was a portfolio manager
                                                            at Liberty Investment
                                                            Management, Inc. and its
                                                            predecessor firm
                                                            ("Liberty").
--------------------------------------------------------------------------------------
  G. Lee Anderson     Portfolio Manager--        Since      Mr. Anderson joined the
   Vice President     Growth and Income          1996       Investment Adviser in
                      Balanced (Equity)          1996       1992. Prior to 1992, he
                                                            was a research analyst
                                                            in the Investment
                                                            Research Department of
                                                            Goldman, Sachs & Co.
--------------------------------------------------------------------------------------
  Eileen A. Aptman    Portfolio Manager--        Since      Ms. Aptman joined the
   Vice President     Growth and Income          1996       Investment Adviser in
                      Balanced (Equity)          1996       1993. Prior to 1993, she
                                                            was an equity analyst at
                                                            Delphi Management.
--------------------------------------------------------------------------------------
  Robert Beckwitt     Portfolio Manager--        Since      Mr. Beckwitt joined the
   Vice President     Emerging Markets Equity    1997       Investment Adviser in
                                                            1996. Prior to 1996, he
                                                            was Chief Investment
                                                            Strategist--Portfolio
                                                            Advisory at Fidelity
                                                            Investments.
--------------------------------------------------------------------------------------
  Jonathan A. Beinner Portfolio Manager--        Since      Mr. Beinner joined the
   Vice President and Balanced (Fixed Income)    1994       Investment Adviser in
   Co-Head U.S.                                             1990.
   Fixed Income
   Department
--------------------------------------------------------------------------------------
  Kent A. Clark       Portfolio Manager--        Since      Mr. Clark joined the
   Vice President     CORE U.S. Equity           1996       Investment Adviser in
                      CORE Large Cap Growth      1997       1992. Prior to 1992, he
                                                            was studying for a Ph.D.
                                                            in finance at the
                                                            University of Chicago.
--------------------------------------------------------------------------------------
  Robert G. Collins   Portfolio Manager--        Since      Mr. Collins joined the
   Vice President     Capital Growth             1997       Investment Adviser in
                                                            1997. Prior to 1997, he
                                                            was a portfolio manager
                                                            at Liberty.

                                                    YEARS
                                                    PRIMARILY
    NAME AND TITLE         FUND RESPONSIBILITY      RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
    --------------         -------------------      ----------- ----------------------------
  Herbert E. Ehlers   Senior Portfolio Manager--       Since      Mr. Ehlers joined the
   Managing Director  Capital Growth                   1997       Investment Adviser in
                                                                  1997. Prior to 1997, he
                                                                  was the Chief Investment
                                                                  Officer of Liberty.
--------------------------------------------------------------------------------------------
  Gregory H. Ekizian  Portfolio Manager--              Since      Mr. Ekizian joined the
   Vice President     Capital Growth                   1997       Investment Adviser in
                                                                  1997. Prior to 1997, he
                                                                  was a portfolio manager
                                                                  at Liberty.
--------------------------------------------------------------------------------------------
  Paul D. Farrell     Senior Portfolio Manager--       Since      Mr. Farrell joined the
   Vice President     Small Cap Equity                 1992       Investment Adviser in
                                                                  1991.
--------------------------------------------------------------------------------------------
  Ronald E. Gutfleish Senior Portfolio Manager--       Since      Mr. Gutfleish joined the
   Vice President     Balanced (Equity)                1994       Investment Adviser in
                      Growth and Income                1993       1993. Prior to 1993, he
                                                                  was a principal of
                                                                  Sanford C. Bernstein &
                                                                  Co. in its Investment
                                                                  Management Research
                                                                  Department.
--------------------------------------------------------------------------------------------
  Roderick D. Jack    Portfolio Manager--              Since      Mr. Jack joined the
   Managing Director  International Equity             1992       Investment Adviser in
                                                                  1992. Prior to 1992, he
                                                                  worked in the advisory
                                                                  and financing group for
                                                                  S.G. Warburg in London.
--------------------------------------------------------------------------------------------
  Robert C. Jones     Senior Portfolio Manager--       Since      Mr. Jones joined the
   Managing Director  CORE U.S.Equity                  1991       Investment Adviser in
                      CORE Large Cap Growth            1997       1989. From 1987 to 1989,
                                                                  Mr. Jones was a senior
                                                                  quantitative analyst in
                                                                  the Research Department.
--------------------------------------------------------------------------------------------
  Marcel Jongen       Portfolio Manager--              Since      Mr. Jongen joined the
   Executive Director International Equity             1992       Investment Adviser in
                                                                  1992. Prior to 1992, he
                                                                  was head of equities at
                                                                  Philips Pension Fund in
                                                                  Eindhoven.
--------------------------------------------------------------------------------------------
  Richard C. Lucy     Portfolio Manager--              Since      Mr. Lucy joined the
   Vice President     Balanced (Fixed Income)          1994       Investment Adviser in
   Co-Head U.S.                                                   1992. Prior to 1992, he
   Fixed Income                                                   managed fixed income
   Department                                                     assets at Brown Brothers
                                                                  Harriman & Co.
--------------------------------------------------------------------------------------------
  Alice Lui           Portfolio Manager--              Since      Ms. Lui joined the
   Vice President     Asia Growth                      1994       Investment Adviser in
                                                                  1990.
--------------------------------------------------------------------------------------------
  Shogo Maeda         Portfolio Manager--              Since      Mr. Maeda joined the
   Vice President     International Equity             1994       Investment Adviser in
                                                                  1994. Prior to 1994, he
                                                                  worked at Nomura
                                                                  Investment Management
                                                                  Incorporated and for a
                                                                  period at Manufacturers
                                                                  Hanover Bank in New
                                                                  York.
--------------------------------------------------------------------------------------------
  Matthew B. McLennan Assistant Portfolio Manager--    Since      Mr. McLennan joined the
   Associate          Small Cap Equity                 1996       Investment Adviser in
                                                                  1995. Prior to 1995, he
                                                                  worked in the Investment
                                                                  Banking Division of
                                                                  Goldman, Sachs & Co. in
                                                                  Australia. Prior to
                                                                  that, Mr. McLennan
                                                                  worked at Queensland
                                                                  Investment Corporation
                                                                  in Australia.
--------------------------------------------------------------------------------------------
  Warwick M. Negus    Senior Portfolio Manager--       Since      Mr. Negus joined the
   Managing Director  Asia Growth                      1994       Investment Adviser in
                      Portfolio Manager--                         1994. Prior to 1994, he
                      International Equity             1994       was a vice president of
                      Emerging Markets Equity          1997       Bankers Trust Australia
                                                                  Ltd.
--------------------------------------------------------------------------------------------
  Victor H. Pinter    Portfolio Manager--              Since      Mr. Pinter joined the
   Vice President     CORE U.S. Equity                 1996       Investment Adviser in
                      CORE Large Cap Growth            1997       1990.
--------------------------------------------------------------------------------------------
  Ramakrishna Shanker Portfolio Manager--              Since      Mr. Shanker joined the
   Vice President     Asia Growth                      1997       Investment Adviser in
                                                                  1997. Prior to 1997, he
                                                                  worked for the
                                                                  Investment Banking
                                                                  Division of Goldman,
                                                                  Sachs & Co. in
                                                                  Singapore.
--------------------------------------------------------------------------------------------
  David G. Shell      Portfolio Manager--              Since      Mr. Shell joined the
   Vice President     Capital Growth                   1997       Investment Adviser in
                                                                  1997. Prior to 1997, he
                                                                  was a portfolio manager
                                                                  at Liberty.

                                             YEARS
                                             PRIMARILY
      NAME AND TITLE     FUND RESPONSIBILITY RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
      --------------     ------------------- ----------- ----------------------------
  Ernest C. Segundo, Jr. Portfolio Manager--    Since      Mr. Segundo joined the
   Vice President        Capital Growth         1997       Investment Adviser in
                                                           1997. Prior to 1997, he
                                                           was a portfolio manager
                                                           at Liberty.
-------------------------------------------------------------------------------------
  Karma Wilson           Portfolio Manager--    Since      Ms. Wilson joined the
   Vice President        Asia Growth            1995       Investment Adviser in
                                                           1994. Prior to 1994, she
                                                           was an investment
                                                           analyst with Bankers
                                                           Trust Australia Ltd.
                                                           Before 1992 she was
                                                           employed at Arthur
                                                           Andersen LLP.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    JANUARY 31, 1997*
                                                   ----------- -----------------
     GSAM
     Balanced.....................................    0.65%          0.65%
     Growth and Income............................    0.70%          0.70%
     CORE Large Cap Growth........................    0.75%           N/A
     Small Cap Equity.............................    1.00%          1.00%
     GSFM
     CORE U.S. Equity.............................    0.75%          0.59%
     Capital Growth...............................    1.00%          1.00%
     GSAMI
     International Equity.........................    1.00%          0.89%
     Emerging Markets Equity......................    1.20%           N/A
     Asia Growth..................................    1.00%          0.86%

--------
*With respect to the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Equity and Asia Growth Funds, a Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreements and is identical to the aggregate advisory and administration fees payable by each Fund under the previous separate investment advisory (including subadvisory in the case of the International Equity Fund) and administration agreements. For the fiscal year ended January 31, 1997, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such voluntary limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and, in the case of each Fund other than Balanced and CORE Large Cap Growth Funds, transfer agency fees) to the extent such expenses exceed 0.10%, 0.11%, 0.06%, 0.05%, 0.20%, 0.16% and
0.24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers and other persons for performing administrative services to their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. In addition, these services may also include responding to certain inquiries from and providing written materials to depository institutions about a Fund; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to conduct a mutual fund sales program; acting as liaison between depository institutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository institutions.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Fund by Goldman Sachs (as Transfer Agent) and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from each Fund (other than the CORE Large Cap Growth Fund), with respect to Class A shares and Class B shares of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents). Goldman Sachs is entitled to receive a fee from the CORE Large Cap Growth Fund, with respect to Class A and Class B shares, equal to its proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed charges set forth above applicable to Class A and B shares plus 0.04% of the average daily net assets of the Institutional and Service classes of the Fund. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.


                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.


                                 HOW TO INVEST

ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Fund continuously offers through this Prospectus Class A and Class B shares, as described more fully in "How to Buy Shares of the Funds." If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

  CLASS A SHARES. If you invest less than $1 million in Class A shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares of a Fund, no sales charge will be imposed at the time of purchase, but you will incur a deferred sales charge equal to 1.00% if you redeem your shares within 18 months of purchase. Class A shares are subject to distribution fees of 0.25% (which currently are being waived in the case of Balanced, CORE Large Cap Growth, Growth and Income, Capital Growth and Small Cap Equity Funds, limited to 0.21% for the CORE U.S. Equity, International Equity and Asia Growth Funds and limited to 0.04% for the Growth and Income Fund) and authorized dealer service fees of 0.25%, respectively, of each Fund's average daily net assets attributable to Class A shares.

  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5% if redeemed within six years of purchase. Class B shares are subject to distribution and authorized dealer service fees of 0.75% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class B shares. See "Distribution and Authorized Dealer Service Plans." Class B shares will automatically convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. Your entire investment in Class B shares is available to work for you from the time you make your initial investment, but the distribution fee paid by Class B shares will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares.

  FACTORS TO CONSIDER IN CHOOSING CLASS A OR CLASS B SHARES. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment, you might consider purchasing Class B shares. There is a maximum purchase limitation of $250,000 in the aggregate on purchases of Class B shares.

HOW TO BUY SHARES OF THE FUNDS--CLASS A AND CLASS B SHARES

  You may purchase shares of the Funds through any Authorized Dealer (including Goldman Sachs) or directly from a Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the net asset value next determined after receipt of an order, plus, in the case of Class A shares, any applicable sales charge. If, by the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time), a purchase order is received by a Fund, Goldman Sachs or an Authorized Dealer, the price per share will be based on the net asset value computed on the day the purchase order is received.

  The minimum initial investment in each Fund is $1,000. An initial investment minimum of $250 applies to purchases in connection with Individual Retirement Account Plans or accounts established under the Uniform Gift to Minors Act ("UGMA"). For purchases through the Automatic Investment Plan, the minimum initial investment is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

  You may pay for purchases of shares by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check), Federal Reserve draft, federal funds wire, ACH transfer or bank wire. Purchases of shares by check or Federal Reserve draft should be made payable as follows:
(i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Equity Funds--(Name of Fund and Class of shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Funds may refuse to open an account for any investor who fails to (1) provide a social security number or other taxpayer identification number, or (2) certify that such number is correct (if required to do so under applicable law).

  The Funds reserve the right to redeem shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which shares are offered and the sales charge rates applicable to future purchases of shares.

OFFERING PRICE--CLASS A SHARES

  The offering price of Class A shares of each Fund is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                                 SALES CHARGE   MAXIMUM DEALER
                                                 SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE                         PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
 INCLUDING SALES CHARGE, IF ANY)(                OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------                 --------------- ------------- -----------------
 Less than $50,000..............................      5.50%          5.82%           5.00%
 $50,000 up to (but less than) $100,000.........      4.75           4.99            4.00
 $100,000 up to (but less than) $250,000........      3.75           3.90            3.00
 $250,000 up to (but less than) $500,000........      2.75           2.83            2.25
 $500,000 up to (but less than) $1 million......      2.00           2.04            1.75
 $1 million or more.............................      0.00*          0.00*            **

--------
  * No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

 ** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Goldman Sachs may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $1 million or more by plans or "wrap" accounts satisfying the criteria set forth in (h) or (j) below. Purchases by such plans will be made at net asset value with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a contingent deferred sales charge (CDSC), as described below, of 1.00% will be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.

  Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an ILA Portfolio (the contingent deferred sales charge period), a CDSC of 1.00% will be imposed. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any Class A shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

  Class A shares of the Funds may be sold at net asset value without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) buy shares costing $500,000 or more, or (2) have at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by a third party administrator that in the aggregate satisfies (1) or (3) above;
(i) shareholders whose purchase is attributable to redemption proceeds (subject to appropriate documentation) from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder either (1) paid an initial sales charge or (2) was at some time subject to a deferred sales charge with respect to the redemption proceeds; (j) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (k) registered investment advisers investing for accounts for which they receive asset-based fees; (l) accounts over which GSAM or its advisory affiliates have investment discretion; and (m) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Funds at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Funds may be reinvested in shares of each Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

REINVESTMENT OF REDEMPTION PROCEEDS--CLASS A SHARES

  A shareholder who redeems Class A shares of a Fund may reinvest at net asset value any portion or all of his redemption proceeds (plus that amount necessary to acquire a fractional share to round off his purchase to the nearest full share) in Class A shares of a Fund or of any other Goldman Sachs Fund. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety
(90) days after such redemption. If you paid a CDSC upon a redemption and reinvest in

Class A shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the Class A shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt by Goldman Sachs or an Authorized Dealer of a written purchase order indicating that the shares are eligible for reinvestment at net asset value.

  A reinvesting shareholder may be subject to tax as a result of such redemption. If the redemption occurs within ninety (90) days after the original purchase of the Class A shares, any sales charge paid on the original purchase cannot be taken into account by a reinvesting shareholder to the extent an otherwise applicable sales charge is not imposed pursuant to the reinvestment privilege for purposes of determining gain or loss, if any, realized on the redemption, but instead will be added to the tax basis of the Class A shares received in the reinvestment. To the extent that any loss is realized and shares of the same Fund are purchased within thirty (30) days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

RIGHT OF ACCUMULATION--CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A shares of the Goldman Sachs Funds may be combined under the Right of Accumulation. See Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION--CLASS A SHARES

  Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Class A shares of the Goldman Sachs Funds may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE--CLASS B SHARES

  Investors may purchase Class B shares of the Funds at the next determined net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table that follows. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Funds will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period. As a result, a redeeming shareholder will pay the lowest possible CDSC.

                                                                 CDSC AS A
                                                                 PERCENTAGE OF
   YEAR SINCE                                                    DOLLAR AMOUNT
   PURCHASE                                                      SUBJECT TO CDSC
   ----------                                                    ---------------
   First........................................................      5.0%
   Second.......................................................      4.0%
   Third........................................................      3.0%
   Fourth.......................................................      3.0%
   Fifth........................................................      2.0%
   Sixth........................................................      1.0%
   Seventh and thereafter.......................................      none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.00% of the amount invested is paid to Authorized Dealers.

  Class B shares of a Fund will automatically convert into Class A shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares of a Fund acquired by exchange from Class B shares of another Fund will convert into Class A shares of such Fund based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

  WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE. The CDSC on Class B shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption relates to (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in section 72 of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in Section 72(t) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or disability (as defined in section 72 of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions being returned to a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being reinvested into a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A and Class B shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class B shares and 10% of the value of your Class A shares.

                      SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. See "Fund Highlights." Shareholders may also elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at net asset value and will not be subject to any initial or contingent deferred sales charge as a result of the cross-reinvestment or exchange, but shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions:
(i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $5,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross-reinvestment or automatic exchanges until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

  The Funds offer their shares for purchase by retirement plans, including IRA plans for individuals and their non-employed spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged at net asset value without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Fund, Goldman

Sachs Fund or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares of these other funds acquired by an exchange may later be exchanged for shares of the same (or an equivalent class) of the original Fund at the next determined net asset value without the imposition of an initial or contingent deferred sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations.

  An exchange of shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder had owned shares will be measured from the date the shareholder acquired the original shares subject to a CDSC and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Fund and class of shares and either writing to Goldman Sachs, Attention: Goldman Sachs Equity Funds, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-526-7384 (8:00 a.m. to 4:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Funds." Under the telephone exchange privilege, shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a redemption of the shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of shares received in the exchange. If such redemption occurs within ninety
(90) days after the purchase of such shares, to the extent a sales charge that would otherwise apply to the shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis of the shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional fees not described in this Prospectus to their clients for such services. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or a group of purchasers' pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

  The Investment Advisers, Distributor, and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of Class A or Class B shares (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time clients' assets have remained in a Fund), and will from time to time, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation may vary among Authorized Dealers depending upon such factors as the amounts their clients have invested (or may invest) in the Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed .50% (annualized) of the amount invested. For further information, see "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.


               DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

DISTRIBUTION PLAN--CLASS A SHARES

  The Trust, on behalf of each Fund's Class A shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") (the "Class A Distribution Plan"). Under the Class A Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.25% of a Fund's average daily net assets attributable to Class A shares of such Fund. Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Balanced, Growth and Income, CORE Large Cap Growth, Capital Growth and Small Cap Equity Funds; to limit the amount of such fee to 0.21% of average daily net assets attributable to Class A shares of CORE U.S. Equity, International Equity and Asia Growth Funds; and to limit the amount of such fee to 0.04% of average daily net assets attributable to Class A shares of the Growth and Income Fund. Goldman Sachs has no current intention of modifying or discontinuing such waiver, but may do so in the future at its discretion. The average rate for the fiscal year ended January 31, 1997 paid by the Balanced, Growth and Income, CORE U.S. Equity, Capital

Growth, Small Cap Equity, International Equity and Asia Growth Funds to Goldman Sachs was 0.00%, 0.04%, 0.21%, 0.00%, 0.00%, 0.21% and 0.21%,
respectively, with respect to each Fund's Class A shares.

  Goldman Sachs may use the distribution fee for its expenses of distributing of Class A shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class A Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A shares. If the fee received by Goldman Sachs pursuant to the Class A Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class A Distribution Plan will be reviewed and is subject to approval annually by the Trustees. The aggregate compensation that may be received under the Class A Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

DISTRIBUTION PLAN--CLASS B SHARES

  The Trust, on behalf of each Fund's Class B shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Class B Distribution Plan"). Under the Class B Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributable to Class B shares of such Fund. For the fiscal year ended January 31, 1997, the Funds then offering Class B shares paid distribution fees with respect to their Class B shares at the foregoing rate.

  Goldman Sachs may use the distribution fee for its expenses of distributing Class B shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class B Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, commissions paid to Authorized Dealers, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class B shares. If the fee received by Goldman Sachs pursuant to the Class B Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class B Distribution Plan will be reviewed and is subject to approval annually by the Trustees. The aggregate compensation that may be received under the Class B Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

AUTHORIZED DEALER SERVICE PLANS

  The Trust on behalf of each Fund's Class A and Class B shares has adopted non-Rule 12b-1 Authorized Dealer Service Plans (each a "Service Plan") pursuant to which Goldman Sachs, Authorized Dealers or other persons are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Class A or Class B Service Plan equal on an annual basis to 0.25% of its average daily net assets attributable to Class A or Class B shares. The fee for personal and account maintenance services paid pursuant to a Service Plan may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. The Service Plans will be reviewed and are subject to approval annually by the Trustees. For the fiscal year ended January 31, 1997, each Fund then offering Class A or Class B shares paid Authorized Dealer service fees at the foregoing rate for each Fund's Class A and Class B shares.


                        HOW TO SELL SHARES OF THE FUNDS

  Each Fund will redeem its shares upon request of a shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form, subject to any applicable CDSC. See "Net Asset Value." Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

  The Trust accepts telephone requests for redemption of shares for amounts up to $50,000 within any seven (7) calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions; (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a shareholder's address of record. This redemption option does not apply to shares held in a "street name" account. Shareholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in federal funds (for a total one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a redemption and therefore a taxable transaction. A minimum balance of $5,000 in shares of a Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on your purchases of Class A shares or the imposition of a CDSC on your redemptions of Class A and Class B shares. The CDSC applicable to Class A and Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge." See Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in (i) cash, (ii) additional shares of the same class of the Fund or (iii) shares of the same or an equivalent class of any other Goldman Sachs Fund or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B), as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in the Fund.

  The election to reinvest dividends and distributions paid by a Fund in additional shares or units of the Fund or any other Goldman Sachs Fund or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares or units of the Fund, another Goldman Sachs Fund or an ILA Portfolio.

  Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Balanced and Growth and Income Funds will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of any Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Balanced and Growth and Income Funds may publish their yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B shares reflect deduction of the applicable CDSC imposed upon redemption of Class B shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Balanced and Growth and Income Funds compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Balanced and Growth and Income Funds' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. The investment performance of the Class A and Class B shares will be affected by the payment of a sales charge, distribution fees and other class specific expenses. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The CORE Large Cap Growth and Emerging Markets Equity Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to continue to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by International Equity, Emerging Markets Equity and Asia Growth Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                   APPENDIX

                            STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $50,000 or more of Class A shares of a Fund alone or in combination with Class A shares of another Fund or another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if his purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, he will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the thirteenth month), the shareholder will be notified and the escrowed shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-526-7384

EQ PROAB
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS

EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

CLASS A AND B SHARES



GOLDMAN
SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROSPECTUS
May 1, 1997

                GOLDMAN SACHS EQUITY FUNDS INSTITUTIONAL SHARES

GOLDMAN SACHS GROWTH AND INCOME     GOLDMAN SACHS MID CAP EQUITY FUND
FUND                                  Seeks long-term capital appreciation
 Seeks long-term growth of cap-       primarily through investments in equity
 ital and growth of income            securities of companies with public
 through investments in equity        stock market capitalizations of between
 securities that are considered       $500 million and $7 billion at the time
 to have favorable prospects          of investment.
 for capital appreciation
 and/or dividend paying abili-
 ty.

                                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                                      Seeks long-term capital appreciation
                                      through investments in equity securities of companies that are organized outside the U.S. or whose securities are princi-pally traded outside the U.S.

GOLDMAN SACHS CORE U.S. EQUITY
FUND
 Seeks long-term growth of cap-
 ital and dividend income
 through a broadly diversified
 portfolio of large cap and
 blue chip equity securities
 representing all major sectors
 of the U.S. economy.

                                    GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                                      Seeks long-term capital appreciation
                                      through investments in equity securities of emerging country issuers.


                                    GOLDMAN SACHS ASIA GROWTH FUND
GOLDMAN SACHS CORE LARGE CAP          Seeks long-term capital appreciation
GROWTH FUND                           through investments in equity securities
 Seeks long-term growth of cap-       of companies related (in the manner de-
 ital through a broadly diver-        scribed herein) to Asian countries.
 sified portfolio of equity se-
 curities of large cap U.S. is-
 suers that are expected to
 have better prospects for
 earnings growth than the
 growth rate of the general do-
 mestic economy. Dividend in-
 come is a secondary considera-
 tion.


  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity Fund (formerly the "Select Equity Fund"). Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

                               -----------------

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. THE FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THEIR INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    7
Financial Highlights...............    9
Investment Objectives and Policies.   14
Description of Securities..........   19
Investment Techniques..............   24
Risk Factors.......................   27
Investment Restrictions............   29
Portfolio Turnover.................   29
Management.........................   30
Net Asset Value....................   33

                                                              PAGE
                                                              ----
                         Performance Information.............  34
                         Shares of the Trust.................  35
                         Taxation............................  35
                         Additional Information..............  37
                         Reports to Shareholders.............  38
                         Dividends...........................  38
                         Purchase of Institutional Shares....  38
                         Exchange Privilege..................  40
                         Redemption of Institutional Shares..  41
                         Appendix ........................... A-1
                         Account Information Form

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

   FUND NAMES      INVESTMENT OBJECTIVES     INVESTMENT CRITERIA         BENCHMARK
----------------  ------------------------ ----------------------- ---------------------
 GROWTH AND       Long-term growth of      At least 65% of total   The Standard & Poor's
 INCOME FUND      capital and growth of    assets in equity        Index
                  income.                  securities that the     of 500 Common Stocks
                                           Investment Adviser      ("the S&P 500 Index")
                                           considers to have
                                           favorable prospects for
                                           capital appreciation
                                           and/or dividend paying
                                           ability.
----------------------------------------------------------------------------------------
 CORE U.S.        Long-term growth of      At least 90% of total   S&P 500 Index
 EQUITY FUND      capital and dividend     assets in equity
                  income.                  securities of U.S.
                                           issuers. The Fund seeks
                                           to achieve its
                                           objective through a
                                           broadly diversified
                                           portfolio of large cap
                                           and blue chip equity
                                           securities representing
                                           all major sectors of
                                           the U.S. economy. The
                                           Fund's investments are
                                           selected using both a
                                           variety of quantitative
                                           techniques and
                                           fundamental research in
                                           seeking to maximize the
                                           Fund's reward to risk
                                           ratio. The Fund's
                                           portfolio is designed
                                           to have risk, style,
                                           capitalization and
                                           industry
                                           characteristics similar
                                           to the S&P 500 Index.


                                                                     (continued)

 FUND NAME      INVESTMENT OBJECTIVES       INVESTMENT CRITERIA     BENCHMARK
 ------------   ------------------
                                            ------------------
                                                                    ------------------
 CORE LARGE CAP   Long-term growth of       At least 90% of total    Russell 1000 Growth
 GROWTH FUND      capital. Dividend income  assets in equity         Index
                  is a secondary            securities of U.S.
                  consideration.            issuers. The Fund seeks
                                            to achieve its
                                            objective through a
                                            broadly diversified
                                            portfolio of equity
                                            securities of large cap
                                            U.S. issuers that are
                                            expected to have better
                                            prospects for earnings
                                            growth than the growth
                                            rates of the general
                                            domestic economy. The
                                            Fund's investments are
                                            selected using both a
                                            variety of quantitative
                                            techniques and
                                            fundamental research in
                                            seeking to maximize the
                                            Fund's reward to risk
                                            ratio. The Fund's
                                            portfolio is designed
                                            to have risk, style,
                                            capitalization and
                                            industry
                                            characteristics similar
                                            to the Russell 1000
                                            Growth Index.
---------------------------------------------------------------------------------------------
 MID CAP EQUITY   Long-term capital         At least 65% of total    Russell Midcap Index
 FUND             appreciation.             assets in
                                            equity securities of
                                            companies ("Mid-Cap
                                            Companies") with public
                                            stock market
                                            capitalizations of
                                            under $5 billion at the
                                            time of investment.
---------------------------------------------------------------------------------------------
 INTERNATIONAL    Long-term capital         Substantially all, and   FT/Actuaries Europe and
 EQUITY FUND      appreciation.             at least 65%, of total   Pacific Index (unhedged)
                                            assets in equity
                                            securities of companies
                                            organized outside
                                            the United States or
                                            whose securities are
                                            principally traded
                                            outside the United
                                            States. The Fund may
                                            invest in securities of
                                            issuers located in
                                            countries with emerging
                                            economies or securities
                                            markets and employ
                                            certain currency
                                            management techniques.
---------------------------------------------------------------------------------------------
 EMERGING         Long-term capital         Substantially all, and   Morgan Stanley Capital
 MARKETS EQUITY   appreciation.             at least 65%, of total   International Emerging
 FUND                                       assets in equity         Markets Free Index
                                            securities of emerging
                                            country issuers.
                                            The Fund may employ
                                            certain currency
                                            management techniques.
---------------------------------------------------------------------------------------------
 ASIA GROWTH      Long-term capital         Substantially all, and   Morgan Stanley Capital
 FUND             appreciation.             at least 65%, of total   International All
                                            assets in equity         Country Asia Free ex
                                            securities of companies  Japan Index
                                            in China, Hong
                                            Kong, India, Indonesia,
                                            Malaysia, Pakistan, the
                                            Philippines,
                                            Singapore, South Korea,
                                            Sri Lanka, Taiwan and
                                            Thailand. The Fund may
                                            employ certain currency
                                            management techniques.

--------------------------------------------------------------------------------

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risk of Investments in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the U.S., Canada, Australia, New Zealand and Japan. In addition, because the International Equity, Emerging Markets Equity and Asia Growth Funds invest primarily outside the U.S., these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of emerging countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity Fund. Goldman Sachs Asset Management International serves as Investment Adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000,000 in Institutional Shares of the Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

  You may purchase Institutional Shares of the Funds through Goldman Sachs. Institutional Shares are purchased at the current net asset value without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

  You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS
                                       --------------------------- CAPITAL GAINS
FUND                                        DECLARED AND PAID      DISTRIBUTIONS
----                                        -----------------      -------------
Growth and Income.....................          Quarterly            Annually
CORE U.S. Equity......................           Annually            Annually
CORE Large Cap Growth.................           Annually            Annually
Mid Cap Equity........................           Annually            Annually
International Equity..................           Annually            Annually
Emerging Markets Equity...............           Annually            Annually
Asia Growth...........................           Annually            Annually

  Recordholders of Institutional Shares may receive dividends in additional Institutional Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                            (INSTITUTIONAL SHARES)

                                           CORE
                         GROWTH            LARGE   MID          EMERGING
                          AND   CORE U.S.   CAP    CAP   INT'L  MARKETS   ASIA
                         INCOME  EQUITY   GROWTH  EQUITY EQUITY  EQUITY  GROWTH
                          FUND    FUND    FUND/1/  FUND   FUND  FUND/1/   FUND
                         ------ --------- ------- ------ ------ -------- ------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases..  None    None     None    None   None    None    None
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends.............  None    None     None    None   None    None    None
 Redemption Fees........  None    None     None    None   None    None    None
 Exchange Fees..........  None    None     None    None   None    None    None
ANNUAL FUND OPERATING
 EXPENSES: (as a
 percentage of average
 daily net assets)
 Management Fees (after
  applicable
  limitations)/2/.......  0.70%   0.59%    0.60%   0.75%  0.89%   1.10%   0.86%
 Distribution (Rule 12b-
  1) Fees...............  None    None     None    None   None    None    None
 Other Expenses (after
  applicable
  limitations)/3/.......  0.12%   0.06%    0.05%   0.10%  0.21%   0.20%   0.24%
                          ----    ----     ----    ----   ----    ----    ----
 TOTAL FUND OPERATING
  EXPENSES (AFTER FEE
  AND EXPENSE
  LIMITATIONS)/4/.......  0.82%   0.65%    0.65%   0.85%  1.10%   1.30%   1.10%
                          ====    ====     ====    ====   ====    ====    ====

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period:
Growth and Income Fund........................  $ 8     $26    $ 46     $101
CORE U.S. Equity Fund.........................  $ 7     $21    $ 36     $ 81
CORE Large Cap Growth.........................  $ 7     $21     n/a      n/a
Mid Cap Equity Fund...........................  $ 9     $27    $ 47     $105
International Equity Fund.....................  $11     $35    $ 61     $134
Emerging Markets Equity Fund..................  $13     $41     n/a      n/a
Asia Growth Fund..............................  $11     $35    $ 61     $134

---------------------
/1/Based on estimated amounts for the current fiscal year for the CORE Large
   Cap Growth and Emerging Markets Equity Funds.
/2/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Core U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds equal to 0.16%, 0.15%, 0.11%, 0.10% and 0.14%, respectively. Without such limitations, management fees would be 0.75%, 0.75%, 1.00%, 1.20% and 1.00% of each Fund's average daily net assets, respectively.

/3/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and transfer agency fees in the case of each Fund other than CORE Large Cap Growth Fund) to the extent such expenses exceed the following percentage of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Growth and Income................................................   0.11%
      CORE U.S. Equity.................................................   0.06%
      CORE Large Cap Growth............................................   0.05%
      Mid Cap Equity...................................................   0.06%
      International Equity.............................................   0.20%
      Emerging Market Equity...........................................   0.16%
      Asia Growth......................................................   0.24%

/4/Without the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of the CORE U.S. Equity, Growth and Income, Mid Cap Equity, International Equity and Asia Growth Funds for the fiscal year ended January 31, 1997, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Growth and Income......................................   0.12%    0.82%
      CORE U.S. Equity.......................................   0.10%    0.85%
      Mid Cap Equity.........................................   0.16%    0.91%
      International Equity...................................   0.25%    1.25%
      Asia Growth............................................   0.26%    1.26%

 In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the CORE Large Cap Growth and Emerging Markets Equity Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      CORE Large Cap Growth..................................   0.65%    1.40%
      Emerging Markets Equity................................   0.82%    2.02%

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. Each Fund also offers Service Shares and, except for Mid Cap Equity Fund, Class A and Class B Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Service, Class A and Class B Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended January 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer the CORE Large Cap Growth and Emerging Markets Equity Funds. Accordingly, there are no financial highlights for these Funds.

                              INCOME (LOSS) FROM
                           INVESTMENT OPERATIONS(H)      DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------- -----------------------------------
                                        NET REALIZED               FROM NET
                 NET ASSET             AND UNREALIZED    FROM    REALIZED GAIN IN EXCESS                 NET     NET ASSET
                  VALUE,      NET      GAIN (LOSS) ON    NET     ON INVESTMENT   OF NET   ADDITIONAL  INCREASE    VALUE,
                 BEGINNING INVESTMENT   INVESTMENTS   INVESTMENT  AND OPTION   INVESTMENT  PAID-IN     IN NET     END OF
                 OF PERIOD   INCOME     AND OPTIONS     INCOME   TRANSACTIONS    INCOME    CAPITAL   ASSET VALUE  PERIOD
                 --------- ----------  -------------- ---------- ------------- ---------- ---------- ----------- ---------
                            GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.98     $0.35         $5.18        $(0.35)     $(1.97)      $(0.01)     $--        $3.20     $23.18
1997--Class B
Shares(f).......   20.82      0.17          4.31         (0.17)      (1.97)       (0.06)      --         2.28      23.10
1997--Institu-
tional
Shares(f).......   21.25      0.29          3.96         (0.30)      (1.97)       (0.04)      --         1.94      23.19
1997--Service
Shares(f).......   20.71      0.28          4.50         (0.28)      (1.97)       (0.07)      --         2.46      23.17
1996--Class A
Shares..........   15.80      0.33          4.75         (0.30)      (0.60)         --        --         4.18      19.98
1995--Class A
Shares..........   15.79      0.20(b)       0.30(b)      (0.20)      (0.33)       (0.07)     0.11(b)     0.01      15.80
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   14.18      0.15          1.68         (0.15)      (0.06)       (0.01)      --         1.61      15.79


                                                                                          RATIOS ASSUMING
                                                                                        NO VOLUNTARY WAIVER
                                                                                             OF FEES OR
                                                                                        EXPENSE LIMITATIONS
                                                                                      ------------------------
                                                                           RATIO OF                RATIO OF
                                                      NET      RATIO OF       NET                     NET
                                                   ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)    RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- ----------- ---------- ---------- ----------- ----------- ---------- -------------
                            GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   28.42%     53.03%      $.0586    $615,103     1.22%       1.60%       1.43%        1.39%
1997--Class B
Shares(f).......   22.23(d)   53.03        .0586      17,346     1.93(e)     0.15(e)     1.93(e)      0.15(e)
1997--Institu-
tional
Shares(f).......   20.77(d)   53.03        .0586         193     0.82(e)     1.36(e)     0.82(e)      1.36(e)
1997--Service
Shares(f).......   23.87(d)   53.03        .0586       3,174     1.32(e)     0.94(e)     1.32(e)      0.94(e)
1996--Class A
Shares..........   32.45      57.93          --      436,757     1.20        1.67        1.45         1.42
1995--Class A
Shares..........    3.97      71.80          --      193,772     1.25        1.28        1.58         0.95
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   13.08(d)  102.23(d)       --       41,528     1.25(e)     1.23(e)     3.24(e)     (0.76)(e)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Calculated based on the average shares outstanding methodology.
(c) For the period from Febraury 5, 1993 (commencement of operations) to January 31, 1994.
(d) Not annualized.
(e) Annualized.
(f) For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM              DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(H)             SHAREHOLDERS
                           ------------------------- -----------------------------------
                                       NET REALIZED
                                      AND UNREALIZED              FROM NET                   NET
                 NET ASSET            GAIN (LOSS) ON    FROM    REALIZED GAIN IN EXCESS  (DECREASE)  NET ASSET
                  VALUE,      NET      INVESTMENTS,     NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    OPTIONS     INVESTMENT  AND FUTURES  INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    AND FUTURES     INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ---------- ------------- ---------- ----------- --------- ---------
                             CORE U.S. EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.66     $0.16        $4.46        $(0.16)     $(0.80)        --        $3.66     $23.32     23.75%
1997--Class B
Shares(f).......   20.44      0.04         3.70         (0.04)      (0.80)      (0.16)       2.74      23.18     18.59(b)
1997--Institu-
tional Shares...   19.71      0.30         4.51         (0.28)      (0.80)        --         3.73      23.44     24.63
1997--Service
Shares(f).......   21.02      0.13         3.15         (0.13)      (0.80)      (0.10)       2.25      23.27     15.92(b)
1996--Class A
Shares..........   14.61      0.19         5.43         (0.16)      (0.41)        --         5.05      19.66     38.63
1996--Institu-
tional
Shares(d).......   16.97      0.16         3.23         (0.24)      (0.41)        --         2.74      19.71     20.14(b)
1995--Class A
Shares..........   15.93      0.20        (0.38)        (0.20)      (0.94)        --        (1.32)     14.61     (1.10)
1994--Class A
Shares..........   15.46      0.17         2.08         (0.17)      (1.61)        --         0.47      15.93     15.12
1993--Class A
Shares..........   15.05      0.22         0.41         (0.22)        --          --         0.41      15.46      4.30
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......   14.17      0.11         0.88         (0.11)        --          --         0.88      15.05      7.01(b)


                                                                              RATIOS ASSUMING
                                                                            NO VOLUNTARY WAIVER
                                                                                OF FEES OR
                                                                            EXPENSE LIMITATIONS
                                                                           -----------------------
                                                                                       RATIO OF
                                                                RATIO OF                 NET
                                           NET      RATIO OF       NET                INVESTMENT
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INCOME
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES      TO
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE   AVERAGE
                   RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- ------------
                             CORE U.S. EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   37.28%      $.0417    $225,968     1.29%       0.91%       1.53%      0.67%
1997--Class B
Shares(f).......   37.28        .0417      17,258     1.83(c)     0.06(c)     2.00(c)   (0.11)(c)
1997--Institu-
tional Shares...   37.28        .0417     148,942     0.65        1.52        0.85       1.32
1997--Service
Shares(f).......   37.28        .0417       3,666     1.15(c)     0.69(c)     1.35(c)    0.49(c)
1996--Class A
Shares..........   39.35          --      129,045     1.25        1.01        1.55       0.71
1996--Institu-
tional
Shares(d).......   39.35(b)       --       64,829     0.65(c)     1.49(c)     0.96(c)    1.18(c)
1995--Class A
Shares..........   56.18          --       94,968     1.38        1.33        1.63       1.08
1994--Class A
Shares..........   87.73          --       92,769     1.42        0.92        1.67       0.67
1993--Class A
Shares..........  144.93          --      117,757     1.28        1.30        1.53       1.05
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......  135.02(c)       --      151,142     1.57(c)     1.24(c)     1.82(c)    0.99(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from June 15, 1995 (commencement of operations) to January 31, 1996.
(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
(f) For the period from May 1 and June 7, 1996 (commencement of operations) to January 31, 1997 for Class B and Service shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                                                          INCOME FROM
                                                     INVESTMENT OPERATIONS
                                               ---------------------------------
                                                              NET
                                                           REALIZED     TOTAL
                                                              AND       INCOME
                                     NET ASSET            UNREALIZED    (LOSS)
                                      VALUE,      NET       GAIN ON      FROM
                                     BEGINNING INVESTMENT INVESTMENTS INVESTMENT
                                     OF PERIOD   INCOME   AND OPTIONS OPERATIONS
                                     --------- ---------- ----------- ----------
                              MID CAP EQUITY FUND
--------------------------------------------------------------------------------
For the Year Ended January 31,
 1997--Institutional Shares.........  $15.91     $0.24       $3.77      $4.01
For the Period Ended January 31,
 1996--Institutional Shares(a)......   15.00      0.13        0.90       1.03


                                         DISTRIBUTIONS TO SHAREHOLDERS
                                ------------------------------------------------
                                                        FROM NET
                                                        REALIZED
                                           IN EXCESS    GAIN ON        TOTAL
                                 FROM NET    OF NET   INVESTMENTS  DISTRIBUTIONS
                                INVESTMENT INVESTMENT  AND OPTION       TO
                                  INCOME     INCOME   TRANSACTIONS SHAREHOLDERS
                                ---------- ---------- ------------ -------------
                                             MID CAP EQUITY FUND
--------------------------------------------------------------------------------
For the Year Ended January 31,
 1997--Institutional Shares...    $(0.24)    $(0.02)     $(0.93)      $(1.19)
For the Period Ended January
 31,
 1996--Institutional
 Shares(a)....................     (0.12)       --          --         (0.12)


                                                                                                      RATIOS ASSUMING NO
                                                                                                     EXPENSE LIMITATIONS
                                                                                                     --------------------
                                                                      NET                  RATIO OF             RATIO OF
                                                                     ASSETS                  NET     RATIO OF     NET
                    NET     NET                                      AT END               INVESTMENT EXPENSES  INVESTMENT
                  INCREASE ASSET                                       OF    RATIO OF NET INCOME TO     TO     INCOME TO
                   IN NET  VALUE,            PORTFOLIO    AVERAGE    PERIOD  EXPENSES TO   AVERAGE    AVERAGE   AVERAGE
                   ASSET   END OF   TOTAL    TURNOVER    COMMISSION   (IN    AVERAGE NET     NET        NET       NET
                   VALUE   PERIOD RETURN(B)    RATE       RATE(E)    000'S)   ASSETS(C)   ASSETS(C)  ASSETS(C) ASSETS(C)
                  -------- ------ ---------  ---------   ---------- -------- ------------ ---------- --------- ----------
                                                                MID CAP EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
For the Year
 Ended January
 31,
 1997--Institu-
 tional Shares...  $2.82   $18.73   25.63%     74.03%      $.0547   $145,253     0.85%       1.35%     0.91%      1.29%
For the Period
 Ended January
 31,
 1996--Institu-
 tional
 Shares(a).......   0.91    15.91    6.89(d)   58.77%(d)      --     135,670     0.85        1.67      0.98       1.54

-----------------
(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Not annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                           INCOME (LOSS) FROM                    DISTRIBUTIONS TO
                                        INVESTMENT OPERATIONS(G)                   SHAREHOLDERS
                           -------------------------------------------------- -----------------------
                                                                                           FROM NET
                                                               NET REALIZED                REALIZED
                                            NET REALIZED      AND UNREALIZED               GAIN ON        NET
                 NET ASSET                 AND UNREALIZED     GAIN (LOSS) ON     FROM    INVESTMENT,   INCREASE   NET ASSET
                  VALUE,        NET        GAIN (LOSS) ON        FOREIGN         NET      OPTION AND  (DECREASE)   VALUE,
                 BEGINNING  INVESTMENT      INVESTMENTS,     CURRENCY RELATED INVESTMENT   FUTURES      IN NET     END OF
                 OF PERIOD INCOME (LOSS) OPTIONS AND FUTURES   TRANSACTIONS     INCOME   TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ------------- ------------------- ---------------- ---------- ------------ ----------- ---------
                           INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.20       $0.10            $3.51             $(1.28)       $ --        $(0.21)      $2.12     $19.32
1997--Class B
Shares(e).......   18.91       (0.06)            0.94              (0.34)         --         (0.21)       0.33      19.24
1997--Institu-
tional
Shares(e).......   17.45        0.04             3.39              (1.24)       (0.03)       (0.21)       1.95      19.40
1997--Service
Shares(e).......   17.70       (0.02)            2.95              (1.08)         --         (0.21)       1.64      19.34
1996--Class A
Shares..........   14.52        0.13             2.58               1.42        (0.58)       (0.87)       2.68      17.20
1995--Class A
Shares..........   18.10        0.06            (3.04)             (0.01)         --         (0.59)      (3.58)     14.52
1994--Class A
Shares..........   14.35        0.05             4.08              (0.38)         --           --         3.75      18.10
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......   14.18       (0.01)            0.29              (0.11)         --           --         0.17      14.35


                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                                OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                         ------------------------
                                                                            RATIO OF                  RATIO OF
                                                     NET     RATIO OF         NET                        NET
                                                  ASSETS AT     NET        INVESTMENT     RATIO OF   INVESTMENT
                             PORTFOLIO  AVERAGE    END OF   EXPENSES TO INCOME (LOSS) TO  EXPENSES  INCOME (LOSS)
                   TOTAL     TURNOVER  COMMISSION  PERIOD   AVERAGE NET   AVERAGE NET    TO AVERAGE  TO AVERAGE
                 RETURN(A)     RATE     RATE(F)   (IN 000S)   ASSETS         ASSETS      NET ASSETS  NET ASSETS
                 ----------- --------- ---------- --------- ----------- ---------------- ---------- -------------
                           INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   13.48%      38.01%    $.0318   $536,283     1.69%         (0.07)%        1.88%       (0.26)%
1997--Class B
Shares(e).......    2.83(c)    38.01      .0318     19,198     2.23(d)       (0.97)(d)      2.38(d)     (1.12)(d)
1997--Institu-
tional
Shares(e).......   12.53(c)    38.01      .0318     68,374     1.10(d)        0.43(d)       1.25(d)      0.28(d)
1997--Service
Shares(e).......   10.42(c)    38.01      .0318        674     1.60(d)       (0.40)(d)      1.75(d)     (0.55)(d)
1996--Class A
Shares..........   28.68       68.48        --     330,860     1.52           0.26          1.77         0.01
1995--Class A
Shares..........  (16.65)      84.54        --     275,086     1.73           0.40          1.98         0.15
1994--Class A
Shares..........   26.13       60.04        --     269,091     1.76           0.51          2.01         0.26
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......    1.23(c)     0.00        --      66,063     1.80(d)       (0.42)(d)      2.58(d)     (1.20)(d)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                                     INCOME (LOSS) FROM             DISTRIBUTIONS TO
                                  INVESTMENT OPERATIONS(G)            SHAREHOLDERS
                           -------------------------------------- ---------------------
                                                         NET
                                                     REALIZED AND
                                                      UNREALIZED
                                                       GAIN ON                              NET
                 NET ASSET    NET      NET REALIZED    FOREIGN       FROM    IN EXCESS   INCREASE   NET ASSET
                  VALUE,   INVESTMENT AND UNREALIZED   CURRENCY      NET       OF NET   (DECREASE)   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON   RELATED    INVESTMENT INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)    INVESTMENTS   TRANSACTIONS   INCOME     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ------------ ---------- ---------- ----------- --------- ---------
                               ASIA GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $16.49     $ 0.06       $(0.11)       $(0.12)     $(0.01)    $  --      $(0.18)    $16.31     (1.01)%
1997--Class B
Shares(e).......   17.31      (0.05)       (0.48)        (0.51)        --       (0.03)     (1.07)     16.24     (6.02)(c)
1997--Institu-
tional
Shares(e).......   16.61       0.04        (0.11)        (0.11)      (0.04)     (0.06)     (0.28)     16.33     (1.09)(c)
1996--Class A
Shares..........   13.31       0.17         3.44         (0.12)      (0.17)     (0.14)      3.18      16.49     26.49
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   14.18       0.11        (0.89)         0.01       (0.10)       --       (0.87)     13.31     (5.46)(c)


                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                          NET     RATIO OF        NET                      NET
                                       ASSETS AT     NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE    END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION  PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)    (000'S)    ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 ---------- ---------- --------- ----------- ------------- ---------- -------------
                               ASIA GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   48.40%     $.0151   $263,014     1.67%         0.20%       1.87%        0.00%
1997--Class B
Shares(e).......   48.40       .0151      3,354     2.21(d)      (0.56)(d)    2.37(d)     (0.72)(d)
1997--Institu-
tional
Shares(e).......   48.40       .0151     13,322     1.10(d)       0.54(d)     1.26(d)      0.38(d)
1996--Class A
Shares..........   88.80         --     205,539     1.77          1.05        2.02         0.80
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   36.08(c)      --     124,298     1.90(d)       1.83(d)     2.38(d)      1.35(d)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

   Value Style Funds. The Growth and Income and Mid Cap Equity Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The International Equity, Emerging Markets Equity and Asia Growth Funds are managed using a growth oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. These Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity and CORE Large Cap Growth Funds are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. Equity securities are evaluated using both a proprietary quantitative multifactor model and the investment opinions of Goldman Sachs' research analysts. The Investment Adviser then uses computerized optimization techniques to construct diversified portfolios consisting of stock that are highly rated both by the Investment Adviser's proprietary multifactor model and by Goldman Sachs' research analysts. The optimizer seeks to balance expected returns against portfolio risk in an effort to find the portfolio with the optimal reward to risk trade-off relative to the Fund's investment objectives.

 GROWTH AND INCOME FUND


  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with above average capitalizations and average earnings growth expectations and dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  Investment Process. The Investment Adviser begins with a universe consisting primarily of blue chip and other large capitalization equity securities. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating, and, if the security is followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a second rating is assigned based upon the Research Department's evaluation. In building a diversified portfolio for the Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Funds expected reward to risk ratio. This portfolio is primarily comprised of securities rated highest by the Investment Adviser's Multifactor Model and research analysts and has risk characteristics and industry weightings similar to the S&P 500 Index. Under normal conditions, the securities of any one issuer may not exceed 5% of the Fund's total assets.

  Multifactor Model. The Multifactor Model is a rigorous computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, growth, momentum and risk (e.g., price/earnings ratio, book/price ratio, growth forecasts, earnings estimate revisions, price momentum, price volatility and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgement as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors. By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., the analyst's ratings) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "CORE U.S. EQUITY FUND."

 MID CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $7 billion at the time of investment. However, the Fund currently intends to emphasize investments in Mid Cap Companies with public stock market capitalizations of below $5 billion at the time of investment. Dividend income, if any, is an incidental consideration.

  Other. The Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors." Up to 35% of the Fund's total assets may be invested in fixed income securities.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging Countries: Argentina, Botswana,

Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. At the Investment Adviser's discretion, the Fund may invest in other Emerging Countries.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries,
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country, (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  Under normal circumstances, the Fund maintains investments in at least six Emerging Countries and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio manager's and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Transactions" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed income securities of private and governmental Emerging Country issuers, (ii) equity and fixed income securities of issuers in developed countries and (iii) temporary investments.

 ASIA GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries, (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities-- Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed income securities.


                           DESCRIPTION OF SECURITIES


CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the CORE U.S. Equity and CORE Large Cap Growth Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity and CORE Large Cap Growth Funds may only invest in equity securities of foreign issuers that are traded in the U.S. and comply with U.S. accounting standards). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and each Fund, other than CORE U.S. Equity and CORE Large Cap Growth Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in

Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the International Equity, Emerging Markets Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the International Equity, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the International Equity, Emerging Markets Equity and Asia Growth Funds enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of Emerging Markets Equity and Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The International Equity, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Growth and Income, International Equity, Emerging Markets Equity and Asia Growth Funds may invest up to 10%, 35%, 35% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependant upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the International Equity,

Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The International Equity, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE U.S. Equity, CORE Large Cap Growth and Emerging Markets Equity Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights,
(ii) currency swaps (International Equity, Emerging Markets Equity and Asia Growth Funds only), (iii) other investment companies and (iv) unseasoned companies. For more information see the Additional Statement.


                                 RISK FACTORS

  RISK OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities--

Foreign Investments." The International Equity, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The Growth and Income and Mid Cap Equity Funds may each invest up to 15% of their total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been exceeded.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund can not be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's (other than the CORE Large Cap Growth and Emerging Markets Equity Funds) historical portfolio turnover ratio. It is anticipated that the annual portfolio turnover rates of the CORE Large Cap Growth and Emerging Markets Equity Funds will generally not exceed 70% and 100%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity Fund. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of March 24, 1997, Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                                YEARS
                                                PRIMARILY
  NAME AND TITLE    FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  --------------    -------------------         -----------     ----------------------------
  G. Lee             Portfolio Manager--           Since    Mr. Anderson joined the Investment
   Anderson          Growth and Income             1996     Adviser in 1992. Prior to 1992, he
   Vice              Mid Cap Equity                1997     was a research analyst in the
   President                                                Investment Research Department of
                                                            Goldman, Sachs & Co.
------------------------------------------------------------------------------------------------
  Eileen A.          Portfolio Manager--           Since    Ms. Aptman jointed the Investment
   Aptman            Mid Cap Equity                1996     Adviser in 1993. Prior to 1993, she
   Vice              Growth and Income             1996     was an equity analyst at Delphi
   President                                                Management.
------------------------------------------------------------------------------------------------
  Robert             Portfolio Manager             Since    Mr. Beckwitt joined the Investment
   Beckwitt          Emerging Markets Equity       1997     Adviser in 1996. Prior to 1996, he
   Vice                                                     was Chief Investment Strategist--
   President                                                Portfolio Advisory at Fidelity
                                                            Investments.
------------------------------------------------------------------------------------------------
  Kent A. Clark      Portfolio Manager--           Since    Mr. Clark joined the Investment
   Vice              CORE U.S. Equity              1996     Adviser in 1992. Prior to 1992, he
   President         CORE Large-Cap Growth         1997     was studying for a Ph.D. in finance
                                                            at the University of Chicago.
------------------------------------------------------------------------------------------------
  Ronald E.          Senior Portfolio Manager--    Since    Mr. Gutfleish joined the Investment
   Gutfleish         Growth and Income             1993     Adviser in 1993. Prior to 1993, he
   Vice              Mid Cap Equity                1995     was a principal of Sanford C.
   President                                                Bernstein & Co. in its Investment
                                                            Management Research Department.
------------------------------------------------------------------------------------------------
  Roderick D.        Portfolio Manager--           Since    Mr. Jack joined the Investment
   Jack              International Equity          1992     Adviser in 1992. Prior to 1992, he
   Managing                                                 worked in the advisory and financing
   Director                                                 group for
                                                            S.G. Warburg in London.
------------------------------------------------------------------------------------------------
  Robert C.          Senior Portfolio Manager--    Since    Mr. Jones joined the Investment
   Jones             CORE U.S. Equity              1991     Adviser in 1989. From 1987 to 1989,
   Managing          CORE Large Cap Growth         1997     Mr. Jones was a senior quantitative
   Director                                                 analyst in the Research Department.
------------------------------------------------------------------------------------------------
  Marcel Jongen      Portfolio Manager--           Since    Mr. Jongen joined the Investment
   Executive         International Equity          1992     Adviser in 1992. Prior to 1992, he
   Director                                                 was head of equities at Philips
                                                            Pension Fund in Eindhoven.
------------------------------------------------------------------------------------------------
  Alice Lui          Portfolio Manager--           Since    Ms. Lui joined the Investment
   Vice              Asia Growth                   1994     Adviser in 1990.
   President
------------------------------------------------------------------------------------------------
  Shogo Maeda        Portfolio Manager--           Since    Mr. Maeda joined the Investment
   Vice              International Equity          1994     Adviser in 1994. Prior to 1994, he
   President                                                worked at Nomura Investment
                                                            Management Incorporated and for a
                                                            period at Manufacturers Hanover Bank
                                                            in New York.
------------------------------------------------------------------------------------------------
  Warwick M.         Senior Portfolio Manager--    Since    Mr. Negus joined the Investment
   Negus             Asia Growth                   1994     Adviser in 1994. Prior to 1994, he
   Managing          Portfolio Manager--                    was a vice president of Bankers
   Director          International Equity          1994     Trust Australia Ltd.
                     Emerging Markets Equity       1997
------------------------------------------------------------------------------------------------
  Victor H.          Portfolio Manager--           Since    Mr. Pinter joined the Investment
   Pinter            CORE U.S. Equity              1996     Adviser in 1990.
   Vice              CORE Large Cap Growth         1997
   President

                                     YEARS
                                     PRIMARILY
  NAME AND TITLE FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  -------------- ------------------- -----------     ----------------------------
  Ramakrishna    Portfolio              Since    Mr. Shanker joined the Investment
   Shanker       Manager--              1997     Adviser in 1997. Prior to 1997, he
   Vice          Asia Growth                     worked for the Investment Banking
   President                                     Division of Goldman, Sachs & Co. in
                                                 Singapore.
------------------------------------------------------------------------------------
  Karma Wilson   Portfolio              Since    Ms. Wilson joined the Investment
   Vice          Manager--              1995     Adviser in 1994. Prior to 1994, she
   President     Asia Growth                     was an investment analyst with
                                                 Bankers Trust Australia Ltd. Before
                                                 1992 she was employed by Arthur
                                                 Andersen LLP.


  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    JANUARY 31, 1997*
                                                   ----------- -----------------
     GSAM
     Growth and Income............................    0.70%          0.70%
     CORE Large Cap Growth........................    0.75%            n/a
     Mid Cap Equity...............................    0.75%          0.75%
     GSFM
     CORE U.S. Equity.............................    0.75%          0.59%
     GSAMI
     International Equity.........................    1.00%          0.89%
     Emerging Markets Equity......................    1.20%            n/a
     Asia Growth..................................    1.00%          0.86%

---------------------
*With respect to the Growth and Income, CORE U.S. Equity, Mid Cap Equity, International Equity and Asia Growth Funds, a Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreements and is identical to the aggregate advisory and administration fees payable by each Fund under the previous separate investment advisory (including subadvisory in the case of International Equity
Fund) and administration agreements. For the fiscal year ended January 31, 1997, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such voluntary limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and, in the case of each Fund other than CORE Large Cap Growth Fund, transfer agency fees) to the extent such expenses exceed 0.11%, 0.06%, 0.05%, 0.20%, 0.16% and 0.24% per annum of such Funds'
average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a transfer agency fee from the CORE U.S. Equity, International Equity and Asia Growth Funds with respect to Institutional or Service Shares. Goldman Sachs is entitled to receive a transfer agency fee from the Growth and Income, Mid Cap Equity and Emerging Markets Equity Funds equal to 0.04% of the average daily net assets of the Institutional and Service Shares of such Funds. Goldman Sachs is entitled to receive a fee from the CORE Large Cap Growth Fund, with respect to Institutional and Service shares, equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares plus 0.04% of the average daily net assets of the Institutional and Service classes of the CORE Large Cap Growth Fund.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Growth and Income Fund may publish its yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which are based on the net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Growth and Income Fund computes its yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Growth and Income Fund's quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  Each Fund's total return, yield and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares, are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  As of April 1, 1997, State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The CORE Large Cap Growth and Emerging Markets Equity Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by International Equity, Emerging Markets Equity and Asia Growth Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.

                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide subaccounting services.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Institutional Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Institutional Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Institutional Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in additional Institutional Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Institutional Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Growth and Income Fund will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                        PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Fund, an investor must open an account with a Fund by furnishing necessary information to the Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Equity Funds--Name of Fund and Class of shares" and should be directed to "Goldman Sachs Equity Funds--Name of Fund and Class of shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

  The minimum initial investment is $1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates. Institutional Shares of the Fund are offered to (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) qualified non-profit organizations, charitable trusts, foundations and endowments; (d) any state, county, city or any instrumentality, department, authority or agency thereof; (e) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (f) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) registered investment advisers investing for accounts for which they receive asset-based fees; and (h) accounts over which GSAM or its advisory affiliates have investment discretion. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  The Funds reserve the right to redeem the Institutional Shares of any Institutional Shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Fund to avoid such redemption.

  Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE


  Institutional Shares of the Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Equity Funds--Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemptions of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Institutional Shares surrendered in the exchange on which an investor may realize a gain or loss, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax adviser concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Fund. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."

                       REDEMPTION OF INSTITUTIONAL SHARES


  The Funds will redeem their Institutional Shares upon request of an Institutional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. An Institutional Shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each Institutional Shareholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Institutional Shareholder's Account Information Form or, if the shareholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would originally be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer process. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

                              --------------------

                                  APPENDIX



   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQPROINST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                 GOLDMAN SACHS

                                  EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

INSTITUTIONAL SHARES



GOLDMAN
SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
PROSPECTUS
May 1, 1997
                           GOLDMAN SACHS EQUITY FUNDS
                                 SERVICE SHARES

GOLDMAN SACHS GROWTH AND IN-      GOLDMAN SACHS MID CAP EQUITY FUND
COME FUND                           Seeks long-term capital appreciation pri-
 Seeks long-term growth of          marily through investments in equity secu-
 capital and growth of income       rities of companies with public stock mar-
 through investments in eq-         ket capitalizations of between $500 million
 uity securities that are           and $7 billion at the time of investment.
 considered to have favorable
 prospects for capital appre-
 ciation and/or dividend pay-
 ing ability.

                                  GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                                    Seeks long-term capital appreciation
                                    through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

GOLDMAN SACHS CORE U.S. EQ-
UITY FUND
 Seeks long-term growth of
 capital and dividend income
 through a broadly diversi-
 fied portfolio of predomi-
 nantly large cap and blue
 chip equity securities rep-
 resenting all major sectors
 of the U.S. economy.

                                  GOLDMAN SACHS EMERGING MARKETS
                                  EQUITY FUND
                                    Seeks long-term capital appreciation
                                    through investments in equity securities of emerging country issuers.

                                  GOLDMAN SACHS ASIA GROWTH FUND

                                    Seeks long-term capital appreciation
GOLDMAN SACHS CORE LARGE CAP        through investments in equity securities of
GROWTH FUND                         companies related (in the manner described
 Seeks long-term growth of          herein) to Asian countries.
 capital through a broadly
 diversified portfolio of eq-
 uity securities of large cap
 U.S. issuers that are ex-
 pected to have better pros-
 pects for earnings growth
 than the growth rate of the
 general domestic economy.
 Dividend income is a second-
 ary consideration.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity Fund (formerly the "Select Equity Fund"). Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
                                                        (continued on next page)

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. THE FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THEIR INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein), or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    7
Financial Highlights...............    9
Investment Objectives and Policies.   14
Description of Securities..........   19
Investment Techniques..............   24
Risk Factors.......................   27
Investment Restrictions............   29
Portfolio Turnover.................   29
Management.........................   30
Net Asset Value....................   33

                               PAGE
                               ----
Performance Information.......  34
Shares of the Trust...........  35
Taxation......................  35
Additional Information........  37
Additional Services...........  38
Reports to Shareholders.......  38
Dividends.....................  39
Purchase of Service Shares....  39
Exchange Privilege............  40
Redemption of Service Shares..  41
Appendix...................... A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

  WHAT IS THE GOLDMAN SACHS TRUST?

   Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

   FUND NAMES      INVESTMENT OBJECTIVES     INVESTMENT CRITERIA          BENCHMARK
  -----------      -------------------       ------------------       ------------------
 GROWTH AND       Long-term growth of      At least 65% of total   The Standard & Poor's
 INCOME FUND      capital and growth of    assets in equity        Index of 500 Common
                  income.                  securities that the     Stocks (the "S&P 500
                                           Investment Adviser      Index")
                                           considers to have
                                           favorable prospects for
                                           capital appreciation
                                           and/or dividend paying
                                           ability.
----------------------------------------------------------------------------------------
 CORE U.S.        Long-term growth of      At least 90% of total   S&P 500 Index
 EQUITY FUND      capital and dividend     assets in equity
                  income.                  securities of U.S.
                                           issuers. The Fund seeks
                                           to achieve its
                                           objectives through a
                                           broadly diversified
                                           portfolio of large cap
                                           and blue chip equity
                                           securities representing
                                           all major sectors of
                                           the U.S. economy. The
                                           Fund's investments are
                                           selected using both a
                                           variety of quantitative
                                           techniques and
                                           fundamental research to
                                           maximize the
                                           Fund's reward to risk
                                           ratio. The Fund's
                                           portfolio is designed
                                           to have risk, style,
                                           capitalization and
                                           industry
                                           characteristics similar
                                           to the S&P 500 Index.


                                                                     (continued)

--------------------------------------------------------------------------------

   FUND NAME       INVESTMENT OBJECTIVES    INVESTMENT CRITERIA        BENCHMARK
 ------------       ------------------       ------------------     ---------------
 CORE LARGE CAP   Long-term growth of     At least 90% of total   Russell 1000 Growth
 GROWTH FUND      capital. Dividend       assets in equity        Index
                  income is a secondary   securities of U.S.
                  consideration.          issuers. The Fund seeks
                                          to achieve its
                                          objective through a
                                          broadly diversified
                                          portfolio of equity
                                          securities of large cap
                                          U.S. issuers that are
                                          expected to have better
                                          prospects for earnings
                                          growth than the growth
                                          rate of the general
                                          domestic economy. The
                                          Fund's investments are
                                          selected using both a
                                          variety of quantitative
                                          techniques and
                                          fundamental research in
                                          seeking to maximize the
                                          Fund's reward to risk
                                          ratio. The Fund's
                                          portfolio is designed
                                          to have risk, style,
                                          capitalization and
                                          industry
                                          characteristics similar
                                          to the Russell 1000
                                          Growth Index.
----------------------------------------------------------------------------------------
 MID CAP EQUITY   Long-term capital       At least 65% of total   Russell Midcap Index
 FUND             appreciation.           assets in
                                          equity securities of
                                          companies ("Mid-Cap
                                          Companies") with public
                                          stock market
                                          capitalizations of
                                          under $5 billion at the
                                          time of investment.
----------------------------------------------------------------------------------------
 INTERNATIONAL    Long-term capital       Substantially all, and  FT/Actuaries Europe
 EQUITY FUND      appreciation.           at least 65%, of total  and Pacific Index
                                          assets in equity        (unhedged)
                                          securities of companies
                                          organized outside
                                          the United States or
                                          whose securities are
                                          principally traded
                                          outside the United
                                          States. The Fund may
                                          invest in securities of
                                          issuers located in
                                          countries with emerging
                                          economies or securities
                                          markets and employ
                                          certain currency
                                          management techniques.
----------------------------------------------------------------------------------------
 EMERGING         Long-term capital       Substantially all, and  Morgan Stanley Capital
 MARKETS EQUITY   appreciation.           at least 65%, of its    International Emerging
 FUND                                     total assets in equity  Markets Free Index
                                          securities of emerging
                                          country issuers. The
                                          Fund may employ certain
                                          currency management
                                          techniques.
----------------------------------------------------------------------------------------
 ASIA GROWTH      Long-term capital       Substantially all, and  Morgan Stanley Capital
 FUND             appreciation.           at least 65%, of total  International All
                                          assets in equity        Country Asia
                                          securities of companies Free ex Japan Index
                                          in China, Hong
                                          Kong, India, Indonesia,
                                          Malaysia, Pakistan, the
                                          Philippines, Singapore,
                                          South Korea, Sri Lanka,
                                          Taiwan and Thailand.
                                          The Fund may employ
                                          certain currency
                                          management techniques.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risk of Investments in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the U.S., Canada, Australia, New Zealand and Japan. In addition, because the International Equity, Emerging Markets Equity and Asia Growth Funds invest primarily outside the U.S., these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of emerging countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity Fund. Goldman Sachs Asset Management International serves as Investment Adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Fund are purchased by Service Organizations through Goldman Sachs at the current net asset value without any sales load. See "Purchase of Service Shares."

  ADDITIONAL SERVICES. The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

  You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS CAPITAL GAINS
FUND                                        DECLARED AND PAID      DISTRIBUTIONS
----                                        -----------------      -------------
Growth and Income.....................          Quarterly            Annually
CORE U.S. Equity......................           Annually            Annually
CORE Large Cap Growth.................           Annually            Annually
Mid Cap Equity........................           Annually            Annually
International Equity..................           Annually            Annually
Emerging Markets Equity...............           Annually            Annually
Asia Growth...........................           Annually            Annually

  Recordholders of Service Shares may receive dividends in additional Service Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see
"Dividends."

                               FEES AND EXPENSES
                               (SERVICE SHARES)

                         GROWTH  CORE    CORE                   EMERGING
                          AND    U.S.  LARGE CAP MID CAP INT'L  MARKETS   ASIA
                         INCOME EQUITY  GROWTH   EQUITY  EQUITY  EQUITY  GROWTH
                          FUND   FUND   FUND/1/  FUND/1/  FUND  FUND/1/  FUND/1/
                         ------ ------ --------- ------- ------ -------- -------
SHAREHOLDER TRANSACTION
EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases.   None   None    None     None    None    None    None
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends............   None   None    None     None    None    None    None
 Redemption Fees.......   None   None    None     None    None    None    None
 Exchange Fees.........   None   None    None     None    None    None    None
ANNUAL FUND OPERATING
 EXPENSES: (as a
 percentage of average
 daily net assets)
 Management Fees (after
  applicable limita-
  tions)(/2/)..........   0.70%  0.59%   0.60%    0.75%   0.89%   1.10%   0.86%
 Service Fees*.........   0.50%  0.50%   0.50%    0.50%   0.50%   0.50%   0.50%
 Other Expenses (after
  applicable limita-
  tions)(/3/)..........   0.12%  0.06%   0.05%    0.10%   0.21%   0.20%   0.24%
                          ----   ----    ----     ----    ----    ----    ----
  TOTAL FUND OPERATING
   EXPENSES (AFTER FEE
   AND EXPENSE
   LIMITATIONS)(/4/)...   1.32%  1.15%   1.15%    1.35%   1.60%   1.80%   1.60%
                          ====   ====    ====     ====    ====    ====    ====

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period:
Growth and Income Fund........................  $ 13   $ 42     $72     $159
CORE U.S. Equity Fund.........................  $ 12   $ 37     $63     $140
CORE Large Cap Growth Fund....................  $ 12   $ 37     n/a      n/a
Mid Cap Equity Fund...........................  $ 14   $ 43     $74     $162
International Equity Fund.....................  $ 16   $ 50     $87     $190
Emerging Markets Equity Fund..................  $ 18   $ 57     n/a      n/a
Asia Growth Fund..............................  $ 16   $ 50     $87     $190

---------------------
/1Based/on estimated amounts for the current fiscal year for the CORE Large
  Cap Growth, Mid Cap Equity, Emerging Markets Equity and Asia Growth Funds.

/2The/Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds equal to 0.16%, 0.15%, 0.11%, 0.10% and 0.14%, respectively. Without such limitations, management fees would be 0.75%, 0.75%, 1.00%, 1.20% and 1.00% of each Fund's average daily net assets, respectively.

/3The/Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of each Fund other than CORE Large Cap Growth Fund) to the extent such expenses exceed the following percentage of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Growth and Income................................................  0.11%
      CORE U.S. Equity.................................................  0.06%
      CORE Large Cap Growth............................................  0.05%
      Mid Cap Equity...................................................  0.06%
      International Equity.............................................  0.20%
      Emerging Markets Equity..........................................  0.16%
      Asia Growth......................................................  0.24%

/4/Without the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of the CORE U.S. Equity, Growth and Income and International Equity Funds for the fiscal year ended January 31, 1997, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Growth and Income......................................   0.12%    1.32%
      CORE U.S. Equity.......................................   0.10%    1.35%
      International Equity...................................   0.25%    1.75%

In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the CORE Large Cap Growth, Mid Cap Equity,
Emerging Markets Equity and Asia Growth Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Mid Cap Equity.........................................   0.16%    1.41%
      CORE Large Cap Equity..................................   0.65%    1.90%
      Emerging Markets Equity................................   0.82%    2.52%
      Asia Growth............................................   0.26%    1.76%

/5Service/Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies. See "Additional Services."

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. Each Fund also offers Institutional Shares and, except for Mid Cap Equity Fund, Class A and Class B Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Institutional, Class A and Class B Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above is based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Additional Services."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended January 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer the CORE Large Cap Growth and Emerging Markets Equity Funds. Accordingly, there are no financial highlights for these Funds.

                              INCOME (LOSS) FROM
                           INVESTMENT OPERATIONS(H)      DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------- -----------------------------------
                                        NET REALIZED               FROM NET
                 NET ASSET             AND UNREALIZED    FROM    REALIZED GAIN IN EXCESS                 NET     NET ASSET
                  VALUE,      NET      GAIN (LOSS) ON    NET     ON INVESTMENT   OF NET   ADDITIONAL  INCREASE    VALUE,
                 BEGINNING INVESTMENT   INVESTMENTS   INVESTMENT  AND OPTION   INVESTMENT  PAID-IN     IN NET     END OF
                 OF PERIOD   INCOME     AND OPTIONS     INCOME   TRANSACTIONS    INCOME    CAPITAL   ASSET VALUE  PERIOD
                 --------- ----------  -------------- ---------- ------------- ---------- ---------- ----------- ---------
                            GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.98     $0.35         $5.18        $(0.35)     $(1.97)      $(0.01)     $--        $3.20     $23.18
1997--Class B
Shares(f).......   20.82      0.17          4.31         (0.17)      (1.97)       (0.06)      --         2.28      23.10
1997--Institu-
tional
Shares(f).......   21.25      0.29          3.96         (0.30)      (1.97)       (0.04)      --         1.94      23.19
1997--Service
Shares(f).......   20.71      0.28          4.50         (0.28)      (1.97)       (0.07)      --         2.46      23.17
1996--Class A
Shares..........   15.80      0.33          4.75         (0.30)      (0.60)         --        --         4.18      19.98
1995--Class A
Shares..........   15.79      0.20(b)       0.30(b)      (0.20)      (0.33)       (0.07)     0.11(b)     0.01      15.80
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   14.18      0.15          1.68         (0.15)      (0.06)       (0.01)      --         1.61      15.79


                                                                                          RATIOS ASSUMING
                                                                                        NO VOLUNTARY WAIVER
                                                                                             OF FEES OR
                                                                                        EXPENSE LIMITATIONS
                                                                                      ------------------------
                                                                           RATIO OF                RATIO OF
                                                      NET      RATIO OF       NET                     NET
                                                   ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)    RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- ----------- ---------- ---------- ----------- ----------- ---------- -------------
                            GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   28.42%     53.03%      $.0586    $615,103     1.22%       1.60%       1.43%        1.39%
1997--Class B
Shares(f).......   22.23(d)   53.03        .0586      17,346     1.93(e)     0.15(e)     1.93(e)      0.15(e)
1997--Institu-
tional
Shares(f).......   20.77(d)   53.03        .0586         193     0.82(e)     1.36(e)     0.82(e)      1.36(e)
1997--Service
Shares(f).......   23.87(d)   53.03        .0586       3,174     1.32(e)     0.94(e)     1.32(e)      0.94(e)
1996--Class A
Shares..........   32.45      57.93          --      436,757     1.20        1.67        1.45         1.42
1995--Class A
Shares..........    3.97      71.80          --      193,772     1.25        1.28        1.58         0.95
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   13.08(d)  102.23(d)       --       41,528     1.25(e)     1.23(e)     3.24(e)     (0.76)(e)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Calculated based on the average shares outstanding methodology.
(c) For the period from Febraury 5, 1993 (commencement of operations) to January 31, 1994.
(d) Not annualized.
(e) Annualized.
(f) For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM              DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(H)             SHAREHOLDERS
                           ------------------------- -----------------------------------
                                       NET REALIZED
                                      AND UNREALIZED              FROM NET                   NET
                 NET ASSET            GAIN (LOSS) ON    FROM    REALIZED GAIN IN EXCESS  (DECREASE)  NET ASSET
                  VALUE,      NET      INVESTMENTS,     NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    OPTIONS     INVESTMENT  AND FUTURES  INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    AND FUTURES     INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ---------- ------------- ---------- ----------- --------- ---------
                             CORE U.S. EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.66     $0.16        $4.46        $(0.16)     $(0.80)        --        $3.66     $23.32     23.75%
1997--Class B
Shares(f).......   20.44      0.04         3.70         (0.04)      (0.80)      (0.16)       2.74      23.18     18.59(b)
1997--Institu-
tional Shares...   19.71      0.30         4.51         (0.28)      (0.80)        --         3.73      23.44     24.63
1997--Service
Shares(f).......   21.02      0.13         3.15         (0.13)      (0.80)      (0.10)       2.25      23.27     15.92(b)
1996--Class A
Shares..........   14.61      0.19         5.43         (0.16)      (0.41)        --         5.05      19.66     38.63
1996--Institu-
tional
Shares(d).......   16.97      0.16         3.23         (0.24)      (0.41)        --         2.74      19.71     20.14(b)
1995--Class A
Shares..........   15.93      0.20        (0.38)        (0.20)      (0.94)        --        (1.32)     14.61     (1.10)
1994--Class A
Shares..........   15.46      0.17         2.08         (0.17)      (1.61)        --         0.47      15.93     15.12
1993--Class A
Shares..........   15.05      0.22         0.41         (0.22)        --          --         0.41      15.46      4.30
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......   14.17      0.11         0.88         (0.11)        --          --         0.88      15.05      7.01(b)


                                                                              RATIOS ASSUMING
                                                                            NO VOLUNTARY WAIVER
                                                                                OF FEES OR
                                                                            EXPENSE LIMITATIONS
                                                                           -----------------------
                                                                                       RATIO OF
                                                                RATIO OF                 NET
                                           NET      RATIO OF       NET                INVESTMENT
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INCOME
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES      TO
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE   AVERAGE
                   RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- ------------
                             CORE U.S. EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   37.28%      $.0417    $225,968     1.29%       0.91%       1.53%      0.67%
1997--Class B
Shares(f).......   37.28        .0417      17,258     1.83(c)     0.06(c)     2.00(c)   (0.11)(c)
1997--Institu-
tional Shares...   37.28        .0417     148,942     0.65        1.52        0.85       1.32
1997--Service
Shares(f).......   37.28        .0417       3,666     1.15(c)     0.69(c)     1.35(c)    0.49(c)
1996--Class A
Shares..........   39.35          --      129,045     1.25        1.01        1.55       0.71
1996--Institu-
tional
Shares(d).......   39.35(b)       --       64,829     0.65(c)     1.49(c)     0.96(c)    1.18(c)
1995--Class A
Shares..........   56.18          --       94,968     1.38        1.33        1.63       1.08
1994--Class A
Shares..........   87.73          --       92,769     1.42        0.92        1.67       0.67
1993--Class A
Shares..........  144.93          --      117,757     1.28        1.30        1.53       1.05
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......  135.02(c)       --      151,142     1.57(c)     1.24(c)     1.82(c)    0.99(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from June 15, 1995 (commencement of operations) to January 31, 1996.
(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
(f) For the period from May 1 and June 7, 1996 (commencement of operations) to January 31, 1997 for Class B and Service shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                                                          INCOME FROM
                                                     INVESTMENT OPERATIONS
                                               ---------------------------------
                                                              NET
                                                           REALIZED     TOTAL
                                                              AND       INCOME
                                     NET ASSET            UNREALIZED    (LOSS)
                                      VALUE,      NET       GAIN ON      FROM
                                     BEGINNING INVESTMENT INVESTMENTS INVESTMENT
                                     OF PERIOD   INCOME   AND OPTIONS OPERATIONS
                                     --------- ---------- ----------- ----------
                              MID CAP EQUITY FUND
--------------------------------------------------------------------------------
For the Year Ended January 31,
 1997--Institutional Shares.........  $15.91     $0.24       $3.77      $4.01
For the Period Ended January 31,
 1996--Institutional Shares(a)......   15.00      0.13        0.90       1.03


                                         DISTRIBUTIONS TO SHAREHOLDERS
                                ------------------------------------------------
                                                        FROM NET
                                                        REALIZED
                                           IN EXCESS    GAIN ON        TOTAL
                                 FROM NET    OF NET   INVESTMENTS  DISTRIBUTIONS
                                INVESTMENT INVESTMENT  AND OPTION       TO
                                  INCOME     INCOME   TRANSACTIONS SHAREHOLDERS
                                ---------- ---------- ------------ -------------
                                             MID CAP EQUITY FUND
--------------------------------------------------------------------------------
For the Year Ended January 31,
 1997--Institutional Shares...    $(0.24)    $(0.02)     $(0.93)      $(1.19)
For the Period Ended January
 31,
 1996--Institutional
 Shares(a)....................     (0.12)       --          --         (0.12)


                                                                                                      RATIOS ASSUMING NO
                                                                                                     EXPENSE LIMITATIONS
                                                                                                     --------------------
                                                                      NET                  RATIO OF             RATIO OF
                                                                     ASSETS                  NET     RATIO OF     NET
                    NET     NET                                      AT END               INVESTMENT EXPENSES  INVESTMENT
                  INCREASE ASSET                                       OF    RATIO OF NET INCOME TO     TO     INCOME TO
                   IN NET  VALUE,            PORTFOLIO    AVERAGE    PERIOD  EXPENSES TO   AVERAGE    AVERAGE   AVERAGE
                   ASSET   END OF   TOTAL    TURNOVER    COMMISSION   (IN    AVERAGE NET     NET        NET       NET
                   VALUE   PERIOD RETURN(B)    RATE       RATE(E)    000'S)   ASSETS(C)   ASSETS(C)  ASSETS(C) ASSETS(C)
                  -------- ------ ---------  ---------   ---------- -------- ------------ ---------- --------- ----------
                                                                MID CAP EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
For the Year
 Ended January
 31,
 1997--Institu-
 tional Shares...  $2.82   $18.73   25.63%     74.03%      $.0547   $145,253     0.85%       1.35%     0.91%      1.29%
For the Period
 Ended January
 31,
 1996--Institu-
 tional
 Shares(a).......   0.91    15.91    6.89(d)   58.77%(d)      --     135,670     0.85        1.67      0.98       1.54

-----------------
(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Not annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                           INCOME (LOSS) FROM                    DISTRIBUTIONS TO
                                        INVESTMENT OPERATIONS(G)                   SHAREHOLDERS
                           -------------------------------------------------- -----------------------
                                                                                           FROM NET
                                                               NET REALIZED                REALIZED
                                            NET REALIZED      AND UNREALIZED               GAIN ON        NET
                 NET ASSET                 AND UNREALIZED     GAIN (LOSS) ON     FROM    INVESTMENT,   INCREASE   NET ASSET
                  VALUE,        NET        GAIN (LOSS) ON        FOREIGN         NET      OPTION AND  (DECREASE)   VALUE,
                 BEGINNING  INVESTMENT      INVESTMENTS,     CURRENCY RELATED INVESTMENT   FUTURES      IN NET     END OF
                 OF PERIOD INCOME (LOSS) OPTIONS AND FUTURES   TRANSACTIONS     INCOME   TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ------------- ------------------- ---------------- ---------- ------------ ----------- ---------
                           INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.20       $0.10            $3.51             $(1.28)       $ --        $(0.21)      $2.12     $19.32
1997--Class B
Shares(e).......   18.91       (0.06)            0.94              (0.34)         --         (0.21)       0.33      19.24
1997--Institu-
tional
Shares(e).......   17.45        0.04             3.39              (1.24)       (0.03)       (0.21)       1.95      19.40
1997--Service
Shares(e).......   17.70       (0.02)            2.95              (1.08)         --         (0.21)       1.64      19.34
1996--Class A
Shares..........   14.52        0.13             2.58               1.42        (0.58)       (0.87)       2.68      17.20
1995--Class A
Shares..........   18.10        0.06            (3.04)             (0.01)         --         (0.59)      (3.58)     14.52
1994--Class A
Shares..........   14.35        0.05             4.08              (0.38)         --           --         3.75      18.10
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......   14.18       (0.01)            0.29              (0.11)         --           --         0.17      14.35


                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                                OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                         ------------------------
                                                                            RATIO OF                  RATIO OF
                                                     NET     RATIO OF         NET                        NET
                                                  ASSETS AT     NET        INVESTMENT     RATIO OF   INVESTMENT
                             PORTFOLIO  AVERAGE    END OF   EXPENSES TO INCOME (LOSS) TO  EXPENSES  INCOME (LOSS)
                   TOTAL     TURNOVER  COMMISSION  PERIOD   AVERAGE NET   AVERAGE NET    TO AVERAGE  TO AVERAGE
                 RETURN(A)     RATE     RATE(F)   (IN 000S)   ASSETS         ASSETS      NET ASSETS  NET ASSETS
                 ----------- --------- ---------- --------- ----------- ---------------- ---------- -------------
                           INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   13.48%      38.01%    $.0318   $536,283     1.69%         (0.07)%        1.88%       (0.26)%
1997--Class B
Shares(e).......    2.83(c)    38.01      .0318     19,198     2.23(d)       (0.97)(d)      2.38(d)     (1.12)(d)
1997--Institu-
tional
Shares(e).......   12.53(c)    38.01      .0318     68,374     1.10(d)        0.43(d)       1.25(d)      0.28(d)
1997--Service
Shares(e).......   10.42(c)    38.01      .0318        674     1.60(d)       (0.40)(d)      1.75(d)     (0.55)(d)
1996--Class A
Shares..........   28.68       68.48        --     330,860     1.52           0.26          1.77         0.01
1995--Class A
Shares..........  (16.65)      84.54        --     275,086     1.73           0.40          1.98         0.15
1994--Class A
Shares..........   26.13       60.04        --     269,091     1.76           0.51          2.01         0.26
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......    1.23(c)     0.00        --      66,063     1.80(d)       (0.42)(d)      2.58(d)     (1.20)(d)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                                     INCOME (LOSS) FROM             DISTRIBUTIONS TO
                                  INVESTMENT OPERATIONS(G)            SHAREHOLDERS
                           -------------------------------------- ---------------------
                                                         NET
                                                     REALIZED AND
                                                      UNREALIZED
                                                       GAIN ON                              NET
                 NET ASSET    NET      NET REALIZED    FOREIGN       FROM    IN EXCESS   INCREASE   NET ASSET
                  VALUE,   INVESTMENT AND UNREALIZED   CURRENCY      NET       OF NET   (DECREASE)   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON   RELATED    INVESTMENT INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)    INVESTMENTS   TRANSACTIONS   INCOME     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ------------ ---------- ---------- ----------- --------- ---------
                               ASIA GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $16.49     $ 0.06       $(0.11)       $(0.12)     $(0.01)    $  --      $(0.18)    $16.31     (1.01)%
1997--Class B
Shares(e).......   17.31      (0.05)       (0.48)        (0.51)        --       (0.03)     (1.07)     16.24     (6.02)(c)
1997--Institu-
tional
Shares(e).......   16.61       0.04        (0.11)        (0.11)      (0.04)     (0.06)     (0.28)     16.33     (1.09)(c)
1996--Class A
Shares..........   13.31       0.17         3.44         (0.12)      (0.17)     (0.14)      3.18      16.49     26.49
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   14.18       0.11        (0.89)         0.01       (0.10)       --       (0.87)     13.31     (5.46)(c)


                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                          NET     RATIO OF        NET                      NET
                                       ASSETS AT     NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE    END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION  PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)    (000'S)    ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 ---------- ---------- --------- ----------- ------------- ---------- -------------
                               ASIA GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   48.40%     $.0151   $263,014     1.67%         0.20%       1.87%        0.00%
1997--Class B
Shares(e).......   48.40       .0151      3,354     2.21(d)      (0.56)(d)    2.37(d)     (0.72)(d)
1997--Institu-
tional
Shares(e).......   48.40       .0151     13,322     1.10(d)       0.54(d)     1.26(d)      0.38(d)
1996--Class A
Shares..........   88.80         --     205,539     1.77          1.05        2.02         0.80
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   36.08(c)      --     124,298     1.90(d)       1.83(d)     2.38(d)      1.35(d)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

   Value Style Funds. The Growth and Income and Mid Cap Equity Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The International Equity, Emerging Markets Equity and Asia Growth Funds are managed using a growth oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. These Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity and CORE Large Cap Growth Funds are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. Equity securities are evaluated using both a proprietary quantitative multifactor model and the investment opinions of Goldman Sachs' research analysts. The Investment Adviser then uses computerized optimization techniques to construct diversified portfolios consisting of stock that are highly rated both by the Investment Adviser's proprietary multifactor model and by Goldman Sachs' research analysts. The optimizer seeks to balance expected returns against portfolio risk in an effort to find the portfolio with the optimal reward to risk trade-off relative to the Fund's investment objectives.

 GROWTH AND INCOME FUND


  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with above average capitalizations and average earnings growth expectations and dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  Investment Process. The Investment Adviser begins with a universe consisting primarily of blue chip and other large capitalization equity securities. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating, and, if the security is followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a second rating is assigned based upon the Research Department's evaluation. In building a diversified portfolio for the Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Funds expected reward to risk ratio. This portfolio is primarily comprised of securities rated highest by the Investment Adviser's Multifactor Model and research analysts and has risk characteristics and industry weightings similar to the S&P 500 Index. Under normal conditions, the securities of any one issuer may not exceed 5% of the Fund's total assets.

  Multifactor Model. The Multifactor Model is a rigorous computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, growth, momentum and risk (e.g., price/earnings ratio, book/price ratio, growth forecasts, earnings estimate revisions, price momentum, price volatility and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgement as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors. By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., the analyst's ratings) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "CORE U.S. EQUITY FUND."

 MID CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $7 billion at the time of investment. However, the Fund currently intends to emphasize investments in Mid Cap Companies with public stock market capitalizations of below $5 billion at the time of investment. Dividend income, if any, is an incidental consideration.

  Other. The Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors." Up to 35% of the Fund's total assets may be invested in fixed income securities.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging Countries: Argentina, Botswana,

Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. At the Investment Adviser's discretion, the Fund may invest in other Emerging Countries.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries,
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country, (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  Under normal circumstances, the Fund maintains investments in at least six Emerging Countries and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio manager's and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Transactions" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed income securities of private and governmental Emerging Country issuers, (ii) equity and fixed income securities of issuers in developed countries and (iii) temporary investments.

 ASIA GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries, (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities-- Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed income securities.


                           DESCRIPTION OF SECURITIES


CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the CORE U.S. Equity and CORE Large Cap Growth Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity and CORE Large Cap Growth Funds may only invest in equity securities of foreign issuers that are traded in the U.S. and comply with U.S. accounting standards). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and each Fund, other than CORE U.S. Equity and CORE Large Cap Growth Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in

Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the International Equity, Emerging Markets Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the International Equity, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the International Equity, Emerging Markets Equity and Asia Growth Funds enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of Emerging Markets Equity and Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The International Equity, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Growth and Income, International Equity, Emerging Markets Equity and Asia Growth Funds may invest up to 10%, 35%, 35% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependant upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the International Equity,

Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The International Equity, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE U.S. Equity, CORE Large Cap Growth and Emerging Markets Equity Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights,
(ii) currency swaps (International Equity, Emerging Markets Equity and Asia Growth Funds only), (iii) other investment companies and (iv) unseasoned companies. For more information see the Additional Statement.


                                 RISK FACTORS

  RISK OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities--

Foreign Investments." The International Equity, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The Growth and Income and Mid Cap Equity Funds may each invest up to 15% of their total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been exceeded.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund can not be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's (other than the CORE Large Cap Growth and Emerging Markets Equity Funds) historical portfolio turnover ratio. It is anticipated that the annual portfolio turnover rates of the CORE Large Cap Growth and Emerging Markets Equity Funds will generally not exceed 70% and 100%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity Fund. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of March 24, 1997, Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                                YEARS
                                                PRIMARILY
  NAME AND TITLE    FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  --------------    -------------------         -----------     ----------------------------
  G. Lee             Portfolio Manager--           Since    Mr. Anderson joined the Investment
   Anderson          Growth and Income             1996     Adviser in 1992. Prior to 1992, he
   Vice              Mid Cap Equity                1997     was a research analyst in the
   President                                                Investment Research Department of
                                                            Goldman, Sachs & Co.
------------------------------------------------------------------------------------------------
  Eileen A.          Portfolio Manager--           Since    Ms. Aptman jointed the Investment
   Aptman            Mid Cap Equity                1996     Adviser in 1993. Prior to 1993, she
   Vice              Growth and Income             1996     was an equity analyst at Delphi
   President                                                Management.
------------------------------------------------------------------------------------------------
  Robert             Portfolio Manager             Since    Mr. Beckwitt joined the Investment
   Beckwitt          Emerging Markets Equity       1997     Adviser in 1996. Prior to 1996, he
   Vice                                                     was Chief Investment Strategist--
   President                                                Portfolio Advisory at Fidelity
                                                            Investments.
------------------------------------------------------------------------------------------------
  Kent A. Clark      Portfolio Manager--           Since    Mr. Clark joined the Investment
   Vice              CORE U.S. Equity              1996     Adviser in 1992. Prior to 1992, he
   President         CORE Large-Cap Growth         1997     was studying for a Ph.D. in finance
                                                            at the University of Chicago.
------------------------------------------------------------------------------------------------
  Ronald E.          Senior Portfolio Manager--    Since    Mr. Gutfleish joined the Investment
   Gutfleish         Growth and Income             1993     Adviser in 1993. Prior to 1993, he
   Vice              Mid Cap Equity                1995     was a principal of Sanford C.
   President                                                Bernstein & Co. in its Investment
                                                            Management Research Department.
------------------------------------------------------------------------------------------------
  Roderick D.        Portfolio Manager--           Since    Mr. Jack joined the Investment
   Jack              International Equity          1992     Adviser in 1992. Prior to 1992, he
   Managing                                                 worked in the advisory and financing
   Director                                                 group for
                                                            S.G. Warburg in London.
------------------------------------------------------------------------------------------------
  Robert C.          Senior Portfolio Manager--    Since    Mr. Jones joined the Investment
   Jones             CORE U.S. Equity              1991     Adviser in 1989. From 1987 to 1989,
   Managing          CORE Large Cap Growth         1997     Mr. Jones was a senior quantitative
   Director                                                 analyst in the Research Department.
------------------------------------------------------------------------------------------------
  Marcel Jongen      Portfolio Manager--           Since    Mr. Jongen joined the Investment
   Executive         International Equity          1992     Adviser in 1992. Prior to 1992, he
   Director                                                 was head of equities at Philips
                                                            Pension Fund in Eindhoven.
------------------------------------------------------------------------------------------------
  Alice Lui          Portfolio Manager--           Since    Ms. Lui joined the Investment
   Vice              Asia Growth                   1994     Adviser in 1990.
   President
------------------------------------------------------------------------------------------------
  Shogo Maeda        Portfolio Manager--           Since    Mr. Maeda joined the Investment
   Vice              International Equity          1994     Adviser in 1994. Prior to 1994, he
   President                                                worked at Nomura Investment
                                                            Management Incorporated and for a
                                                            period at Manufacturers Hanover Bank
                                                            in New York.
------------------------------------------------------------------------------------------------
  Warwick M.         Senior Portfolio Manager--    Since    Mr. Negus joined the Investment
   Negus             Asia Growth                   1994     Adviser in 1994. Prior to 1994, he
   Managing          Portfolio Manager--                    was a vice president of Bankers
   Director          International Equity          1994     Trust Australia Ltd.
                     Emerging Markets Equity       1997
------------------------------------------------------------------------------------------------
  Victor H.          Portfolio Manager--           Since    Mr. Pinter joined the Investment
   Pinter            CORE U.S. Equity              1996     Adviser in 1990.
   Vice              CORE Large Cap Growth         1997
   President

                                     YEARS
                                     PRIMARILY
  NAME AND TITLE FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  -------------- ------------------- -----------     ----------------------------
  Ramakrishna    Portfolio              Since    Mr. Shanker joined the Investment
   Shanker       Manager--              1997     Adviser in 1997. Prior to 1997, he
   Vice          Asia Growth                     worked for the Investment Banking
   President                                     Division of Goldman, Sachs & Co. in
                                                 Singapore.
------------------------------------------------------------------------------------
  Karma Wilson   Portfolio              Since    Ms. Wilson joined the Investment
   Vice          Manager--              1995     Adviser in 1994. Prior to 1994, she
   President     Asia Growth                     was an investment analyst with
                                                 Bankers Trust Australia Ltd. Before
                                                 1992 she was employed by Arthur
                                                 Andersen LLP.


  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    JANUARY 31, 1997*
                                                   ----------- -----------------
     GSAM
     Growth and Income............................    0.70%          0.70%
     CORE Large Cap Growth........................    0.75%            n/a
     Mid Cap Equity...............................    0.75%          0.75%
     GSFM
     CORE U.S. Equity.............................    0.75%          0.59%
     GSAMI
     International Equity.........................    1.00%          0.89%
     Emerging Markets Equity......................    1.20%            n/a
     Asia Growth..................................    1.00%          0.86%

---------------------
*With respect to the Growth and Income, CORE U.S. Equity, Mid Cap Equity, International Equity and Asia Growth Funds, a Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreements and is identical to the aggregate advisory and administration fees payable by each Fund under the previous separate investment advisory (including subadvisory in the case of International Equity
Fund) and administration agreements. For the fiscal year ended January 31, 1997, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such voluntary limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and, in the case of each Fund other than CORE Large Cap Growth Fund, transfer agency fees) to the extent such expenses exceed 0.11%, 0.06%, 0.05%, 0.20%, 0.16% and 0.24% per annum of such Funds'
average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a transfer agency fee from the CORE U.S. Equity, International Equity and Asia Growth Funds with respect to Institutional or Service Shares. Goldman Sachs is entitled to receive a transfer agency fee from the Growth and Income, Mid Cap Equity and Emerging Markets Equity Funds equal to 0.04% of the average daily net assets of the Institutional and Service Shares of such Funds. Goldman Sachs is entitled to receive a fee from the CORE Large Cap Growth Fund, with respect to Institutional and Service shares, equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares plus 0.04% of the average daily net assets of the Institutional and Service classes of the CORE Large Cap Growth Fund.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Growth and Income Fund may publish its yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which are based on the net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Growth and Income Fund computes its yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Growth and Income Fund's quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  Each Fund's total return, yield and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares, are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  As of April 1, 1997, State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The CORE Large Cap Growth and Emerging Markets Equity Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by International Equity, Emerging Markets Equity and Asia Growth Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.

                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES


  The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Service Shares on behalf of their custom-ers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, process-ing orders to purchase, redeem or exchange Service Shares for customers, re-sponding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  For the fiscal year ended January 31, 1997, Asia Growth Fund had no Service Shares outstanding.

  Holders of Service Shares of a Fund bear all expenses and fees paid to Serv-ice Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organi-zation under a Service Agreement and may affect the return earned on an invest-ment in a Fund. The Trust, on behalf of the Funds, accrues payments made pursu-ant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS


  Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirma-tion for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided to a Service Organiza-tion upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each trans-action.

                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Service Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Service Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Service Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in addi-tional Service Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the share-holder and then used to purchase Service Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Growth and Income Fund will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                           PURCHASE OF SERVICE SHARES


  Customers of Service Organizations may invest in Service Shares only through Service Organizations. Service Shares may be purchased on any Business Day by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received from a Serv-ice Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Service Shares of the Fund must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to State Street. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Equity Funds-- Name of Fund and Class of shares" and should be directed to "Goldman Sachs Equity Funds--Name of Fund and Class of shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  The Funds reserve the right to redeem Service Shares of any Service Organiza-tion whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such shareholder's ac-count falls below the minimum account balance solely as a result of market con-ditions. The Trust will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for ex-ample, when a purchaser or group of purchaser's pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales, or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE


  Service Shares of the Funds may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and des-ignated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Equity Funds--Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Infor-mation Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before mak-ing an exchange. Service Shares acquired by telephone exchange must be regis-tered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

   In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be dif-ficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Service Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Service Shares or the corresponding class of any Goldman Sachs Money Market Fund received in the ex-change. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where ex-changes may legally be made. The exchange privilege may be modified or with-drawn at any time on sixty (60) days' written notice to recordholders of Serv-ice Shares and is subject to certain limitations. See "Purchase of Service Shares."


                          REDEMPTION OF SERVICE SHARES


  The Funds will redeem their Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net As-set Value." If Service Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption priv-ilege is elected on the Account Information Form. It may be difficult to imple-ment redemptions by telephone in times of drastic economic or market changes.

   In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares, or if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                              --------------------

                                  APPENDIX



   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQPROSVC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

SERVICE SHARES



GOLDMAN
SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS
                            FINANCIAL SQUARE FUNDS
                                  FST SHARES
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is a no-load, open-end, management invest-ment company (a "mutual fund") which includes the Financial Square Funds (the "Funds"). This Prospectus relates only to the offering of FST shares of bene-ficial interest ("FST Shares") of the Funds. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Fund's in-vestment adviser. Goldman, Sachs & Co. serves as each Fund's distributor and transfer agent.

  The following Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Funds may invest in diversified portfolios of the following types of instruments:

  Financial Square Prime Obligations Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  Financial Square Money Market Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obliga-tions of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign govern-ments, states, municipalities and other entities, and repurchase agreements.

  Financial Square Money Market Plus Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obli-gations of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign gov-ernments, states, municipalities and other entities, and repurchase agree-ments. In order to obtain a rating from a rating organization, the Fund will observe special investment restrictions.

  Financial Square Treasury Obligations Fund. Securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities.

  Financial Square Treasury Instruments Fund. Securities issued or guaranteed by the U.S. Treasury, the interest income from which is generally exempt from state income taxation.

  Financial Square Government Fund. Securities of the U.S. Government, its agencies, authorities, and instrumentalities, and repurchase agreements relat-ing to such securities.

  Financial Square Federal Fund. Securities of the U.S. Government and certain of its agencies, authorities and instrumentalities, the interest income from which is generally exempt from state income taxation.

  Financial Square Tax-Free Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes and not an item of tax preference under the federal alternative minimum tax.

  Financial Square Municipal Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or state and local taxes).

  AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOV-ERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION........... Goldman Sachs Funds--Toll Free:  800-621-2550

This Prospectus provides you with information about the Funds that you should know before investing in FST Shares. It should be read and retained for future reference. If you would like more detailed information, the Statement of Addi-tional Information dated May 1, 1997, as amended or supplemented from time to time, is available upon request without charge by calling the telephone number listed above or by writing Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Pro-spectus, has been filed with the Securities and Exchange Commission. Not all Funds are available in certain states. Please call the phone number listed above to determine availability in your state. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.

-------------------------------------------------------------------------------

FST SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 1, 1997.

                         SHAREHOLDER AND FUND EXPENSES
                                   FST SHARES

                                             FINANCIAL                                              FINANCIAL FINANCIAL
                        FINANCIAL  FINANCIAL  SQUARE    FINANCIAL   FINANCIAL                        SQUARE    SQUARE
                         SQUARE     SQUARE     MONEY     SQUARE      SQUARE    FINANCIAL  FINANCIAL TAX-FREE  MUNICIPAL
                          PRIME      MONEY    MARKET    TREASURY    TREASURY     SQUARE    SQUARE     MONEY     MONEY
                       OBLIGATIONS  MARKET     PLUS    OBLIGATIONS INSTRUMENTS GOVERNMENT  FEDERAL   MARKET    MARKET
                          FUND       FUND      FUND       FUND        FUND        FUND      FUND      FUND      FUND
                       ----------- --------- --------- ----------- ----------- ---------- --------- --------- ---------
SHAREHOLDER
 TRANSACTION EXPENSES
 Maximum Sales Charge
 Imposed on Purchases.    None       None      None       None        None        None      None      None      None
 Sales Charge Imposed
  on Reinvested
  Distributions.......    None       None      None       None        None        None      None      None      None
 Deferred Sales Load
  Imposed on
  Redemptions.........    None       None      None       None        None        None      None      None      None
 Exchange Fee.........    None       None      None       None        None        None      None      None      None
ANNUAL OPERATING
 EXPENSES (1)
 (as a percentage of
  average daily net
  assets)
 Management Fees
  (after
  limitations)(2).....    0.17%      0.17%     0.17%      0.17%       0.17%       0.17%     0.17%     0.17%     0.17%
 Other Expenses (after
  expense limitations)
  (3).................    0.01%      0.01%     0.01%      0.01%       0.01%       0.01%     0.01%     0.01%     0.01%
                          ----       ----      ----       ----        ----        ----      ----      ----      ----
TOTAL OPERATING EX-
 PENSES (4)...........    0.18%      0.18%     0.18%      0.18%       0.18%       0.18%     0.18%     0.18%     0.18%
                          ====       ====      ====       ====        ====        ====      ====      ====      ====

EXAMPLE OF EXPENSES

  You would pay the following expenses on a hypothetical $1,000 investment, as-suming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Financial Square Prime Obligations Fund.....    $2     $ 6     $10     $23
   Financial Square Money Market Fund..........   $ 2     $ 6     $10     $23
   Financial Square Money Market Plus Fund.....   $ 2     $ 6     N/A     N/A
   Financial Square Treasury Obligations Fund..   $ 2     $ 6     $10     $23
   Financial Square Treasury Instruments Fund..   $ 2     $ 6     N/A     N/A
   Financial Square Government Fund............   $ 2     $ 6     $10     $23
   Financial Square Federal Fund...............   $ 2     $ 6     N/A     N/A
   Financial Square Tax-Free Money Market Fund.   $ 2     $ 6     $10     $23
   Financial Square Municipal Money Market
    Fund.......................................   $ 2     $ 6     N/A     N/A

--------
(1) Based on estimated amounts for the current fiscal year for the Financial Square Money Market Plus, Financial Square Treasury Instruments, Financial Square Federal and Financial Square Municipal Money Market Funds.

(2) The Investment Adviser has voluntarily agreed not to impose 0.035% of its management fee for each Fund. Without such limitation, management fees for each Fund would be 0.205%.

(3) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.01% of a Fund's average daily net assets.

(4) Without the limitations described above, "Other Expenses" and "Total Oper-ating Expenses" of the Financial Square Prime Obligations, Financial Square Money Market, Financial Square Treasury Obligations, Financial Square Government and Financial Square Tax-Free Money Market Funds for the fiscal year ended December 31, 1996, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Financial Square Prime Obligations Fund...................    .025%      .23%
   Financial Square Money Market Fund........................    .025%      .23%
   Financial Square Treasury Obligations Fund................    .035%      .24%
   Financial Square Government Fund..........................    .035%      .24%
   Financial Square Tax-Free Money Market Fund...............    .025%      .23%

  In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Financial Square Money Market Plus, Finan-cial Square Treasury Instruments, Financial Square Federal and Financial Square Municipal Money Market Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Financial Square Money Market Plus Fund...................    .035%      .24%
   Financial Square Treasury Instruments Fund................    .125%      .33%
   Financial Square Federal Fund.............................    .095%      .30%
   Financial Square Municipal Money Market Fund..............    .285%      .49%

  The information set forth in the foregoing table and hypothetical example relates only to FST Shares of the Funds. The Funds also offer FST Preferred Shares, FST Administration Shares and FST Service Shares. The other classes of the Funds are subject to different fees and expenses (which affect perfor-mance) and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicat-ed. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a share (of the class specified) of the Financial Square Prime Obligations, Financial Square Money Market, Financial Square Treasury Obligations, Financial Square Government and Financial Square Tax-Free Money Market Funds outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to shareholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

  Financial Square Municipal Money Market, Financial Square Money Market Plus, Financial Square Federal and Financial Square Treasury Instruments Funds had no operations during the fiscal year ended December 31, 1996. Accordingly, there are no selected per share data and ratios presented for these Funds.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                    RATIO OF NET RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                  NET ASSET            EXPENSES TO   INVESTMENT
                  VALUE AT     NET         GAIN      INCOME FROM DISTRIBUTIONS VALUE AT               AVERAGE     INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO          END      TOTAL        NET      AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.    $1.00    $0.0529      $  --        $0.0529     $(0.0529)     $1.00     5.41%        0.18%        5.29%
1996-FST Pre-
ferred
shares(c).......     1.00     0.0346         --         0.0346      (0.0346)      1.00     5.28(b)      0.28(b)      5.19(b)
1996-FST Admin-
istration
shares..........     1.00     0.0506         --         0.0506      (0.0506)      1.00     5.14         0.43         5.06
1996-FST Service
shares..........     1.00     0.0478         --         0.0478      (0.0478)      1.00     4.88         0.68         4.78
1995-FST shares.     1.00     0.0586         --         0.0586      (0.0586)      1.00     6.02         0.18         5.86
1995-FST Admin-
istration
shares..........     1.00     0.0559         --         0.0559      (0.0559)      1.00     5.75         0.43         5.59
1995-FST Service
shares..........     1.00     0.0533         --         0.0533      (0.0533)      1.00     5.49         0.68         5.33
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST
shares(d).......     1.00     0.0401         --         0.0401      (0.0401)      1.00     4.38(b)      0.18(b)      4.38(b)
1994-FST Admin-
istration
shares(d).......     1.00     0.0383         --         0.0383      (0.0383)      1.00     4.12(b)      0.43(b)      4.18(b)
1994-FST Service
shares(d).......     1.00     0.0364         --         0.0364      (0.0364)      1.00     3.86(b)      0.68(b)      3.98(b)
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1994-FST shares.     1.00     0.0311      0.0002        0.0313      (0.0313)      1.00     3.18         0.17         3.11
1994-FST Admin-
istration
shares..........     1.00     0.0286      0.0002        0.0288      (0.0288)      1.00     2.92         0.42         2.86
1994-FST Service
shares..........     1.00     0.0261      0.0002        0.0263      (0.0263)      1.00     2.66         0.67         2.61
1993-FST shares.     1.00     0.0360      0.0007        0.0367      (0.0367)      1.00     3.75         0.18         3.60
1993-FST Admin-
istration
shares(e).......     1.00     0.0068      0.0001        0.0069      (0.0069)      1.00     3.02(b)      0.44(b)      2.96(b)
1993-FST Service
shares..........     1.00     0.0301      0.0007        0.0308      (0.0308)      1.00     3.23         0.68         3.01
1992-FST shares.     1.00     0.0572      0.0002        0.0574      (0.0574)      1.00     5.99         0.18         5.72
1992-FST Service
shares(e).......     1.00     0.0027         --         0.0027      (0.0027)      1.00     4.10(b)      0.66(b)      4.10(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     1.00     0.0727         --         0.0727      (0.0727)      1.00     8.27(b)      0.18(b)      8.04(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.  $3,901,797    0.23%        5.24%
1996-FST Pre-
ferred
shares(c).......     127,126    0.33(b)      5.14(b)
1996-FST Admin-
istration
shares..........     215,898    0.48         5.01
1996-FST Service
shares..........     115,154    0.73         4.73
1995-FST shares.   3,295,791    0.22         5.82
1995-FST Admin-
istration
shares..........     147,894    0.47         5.55
1995-FST Service
shares..........      65,278    0.72         5.29
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST
shares(d).......   2,774,849    0.24(b)      4.32(b)
1994-FST Admin-
istration
shares(d).......      66,113    0.49(b)      4.12(b)
1994-FST Service
shares(d).......      41,372    0.74(b)      3.92(b)
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1994-FST shares.   1,831,413    0.25         3.03
1994-FST Admin-
istration
shares..........      35,250    0.50         2.78
1994-FST Service
shares..........      14,001    0.75         2.53
1993-FST shares.     813,126    0.25         3.53
1993-FST Admin-
istration
shares(e).......       1,124    0.52(b)      2.88(b)
1993-FST Service
shares..........         336    0.75         2.94
1992-FST shares.     917,073    0.27         5.63
1992-FST Service
shares(e).......         118    0.74(b)      4.02(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     578,495    0.28(b)      7.94(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
(e) FST Administration share and FST Service share activity commenced during November of 1992 and January of 1992, respectively.
(f) Commencement of operations.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund

--------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                                 RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                  NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET         GAIN      INCOME FROM DISTRIBUTIONS VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO          END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-----------------
1996-FST shares.    $1.00    $0.0533      $0.0001      $0.0534     $(0.0534)     $1.00     5.45%        0.18%        5.33%
1996-FST
Preferred
shares(c).......     1.00     0.0348        --          0.0348      (0.0348)      1.00     5.31(b)      0.28(b)      5.23(b)
1996-FST
Administration
shares..........     1.00     0.0504       0.0001       0.0505      (0.0505)      1.00     5.19         0.43         5.04
1996-FST Service
shares..........     1.00     0.0484        --          0.0484      (0.0484)      1.00     4.93         0.68         4.84
1995-FST shares.     1.00     0.0589        --          0.0589      (0.0589)      1.00     6.07         0.15         5.89
1995-FST
Administration
shares..........     1.00     0.0561        --          0.0561      (0.0561)      1.00     5.80         0.40         5.61
1995-FST Service
shares(d).......     1.00     0.0231        --          0.0231      (0.0231)      1.00     5.41(b)      0.65(b)      4.93(b)
FOR THE PERIOD ENDED
DECEMBER 31,
--------------------
1994-FST
shares(d).......     1.00     0.0305        --          0.0305      (0.0305)      1.00     4.91(b)      0.11(b)      4.88(b)
1994-FST
Administration
shares(d).......     1.00     0.0298        --          0.0298      (0.0298)      1.00     4.65(b)      0.36(b)      4.82(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-----------------
1996-FST shares.  $2,540,366    0.23%        5.28%
1996-FST
Preferred
shares(c).......      17,510    0.33(b)      5.18(b)
1996-FST
Administration
shares..........     165,766    0.48         4.99
1996-FST Service
shares..........     234,376    0.73         4.79
1995-FST shares.   2,069,197    0.23         5.81
1995-FST
Administration
shares..........     137,412    0.48         5.53
1995-FST Service
shares(d).......       4,219    0.73(b)      4.85(b)
FOR THE PERIOD ENDED
DECEMBER 31,
--------------------
1994-FST
shares(d).......     862,971    0.25(b)      4.74(b)
1994-FST
Administration
shares(d).......      66,560    0.50(b)      4.68(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)FST Preferred share activity commenced on May 1, 1996.
(d)FST, FST Administration and FST Service share activity commenced May 18, 1994, May 20, 1994 and July 14, 1995, respectively.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                                     RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                                           RATIO OF NET  INVESTMENT
                  VALUE AT     NET      GAIN (LOSS)  INCOME FROM DISTRIBUTIONS   NET ASSET              EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO         VALUE AT      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  END OF PERIOD RETURN(A)     ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.    $1.00    $0.0522      $0.0003      $0.0525     $(0.0524)       $1.00       5.35%        0.18%        5.22%
1996-FST
Preferred
shares(c).......     1.00     0.0342       0.0001       0.0343      (0.0343)        1.00       5.24(b)      0.28(b)      5.11(b)
1996-FST
Administration
shares..........     1.00     0.0497       0.0002       0.0499      (0.0498)        1.00       5.09         0.43         4.97
1996-FST Service
shares..........     1.00     0.0472       0.0002       0.0474      (0.0474)        1.00       4.83         0.68         4.72
1995-FST shares.     1.00     0.0573       0.0005       0.0578      (0.0578)        1.00       5.96         0.18         5.73
1995-FST
Administration
shares..........     1.00     0.0547       0.0005       0.0552      (0.0552)        1.00       5.69         0.43         5.47
1995-FST Service
shares..........     1.00     0.0521       0.0005       0.0526      (0.0526)        1.00       5.43         0.68         5.21
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1994-FST
shares(d).......     1.00     0.0379      (0.0001)      0.0378      (0.0378)        1.00       4.23(b)      0.18(b)      4.13(b)
1994-FST
Administration
shares(d).......     1.00     0.0388      (0.0001)      0.0387      (0.0387)        1.00       3.97(b)      0.43(b)      4.24(b)
1994-FST Service
shares(d).......     1.00     0.0349      (0.0001)      0.0348      (0.0348)        1.00       3.71(b)      0.68(b)      3.82(b)
FOR THE YEAR ENDED JANUARY 31,
----------------
1994-FST shares.     1.00     0.0301       0.0007       0.0308      (0.0307)        1.00       3.11         0.17         3.01
1994-FST
Administration
shares..........     1.00     0.0276       0.0006       0.0282      (0.0281)        1.00       2.85         0.42         2.76
1994-FST Service
shares..........     1.00     0.0251       0.0008       0.0259      (0.0256)        1.00       2.60         0.67         2.51
1993-FST shares.     1.00     0.0342       0.0012       0.0354      (0.0355)        1.00       3.69         0.18         3.42
1993-FST
Administration
shares(e) ......     1.00     0.0009        --          0.0009      (0.0009)        1.00       2.83(b)      0.43(b)      2.83(b)
1993-FST Service
shares..........     1.00     0.0296       0.0016       0.0312      (0.0309)        1.00       3.17         0.68         2.96
1992-FST shares.     1.00     0.0549       0.0015       0.0564      (0.0561)        1.00       5.84         0.18         5.49
1992-FST Service
shares(e).......     1.00     0.0113       0.0006       0.0119      (0.0116)        1.00       4.47(b)      0.68(b)      3.77(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     1.00     0.0600       0.0006       0.0606      (0.0605)        1.00       8.06(b)      0.21(b)      7.74(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.  $2,291,051    0.24%        5.16%
1996-FST
Preferred
shares(c).......      46,637    0.34(b)      5.05(b)
1996-FST
Administration
shares..........     536,895    0.49         4.91
1996-FST Service
shares..........     220,560    0.74         4.66
1995-FST shares.   1,587,715    0.23         5.68
1995-FST
Administration
shares..........     283,186    0.48         5.42
1995-FST Service
shares..........     139,117    0.73         5.16
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1994-FST
shares(d).......     958,196    0.25(b)      4.06(b)
1994-FST
Administration
shares(d).......      82,124    0.50(b)      4.17(b)
1994-FST Service
shares(d).......      81,162    0.75(b)      3.75(b)
FOR THE YEAR ENDED JANUARY 31,
----------------
1994-FST shares.     812,420    0.24         2.94
1994-FST
Administration
shares..........      24,485    0.49         2.69
1994-FST Service
shares..........      35,656    0.74         2.44
1993-FST shares.     776,181    0.26         3.34
1993-FST
Administration
shares(e) ......           1    0.51(b)      2.75(b)
1993-FST Service
shares..........       5,155    0.76         2.88
1992-FST shares.     413,171    0.28         5.39
1992-FST Service
shares(e).......       3,634    0.78(b)      3.67(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     229,988    0.34(b)      7.61(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)FST Preferred share activity commenced on May 1, 1996.
(d)The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
(e)FST Administration and FST Service share activity commenced during January of 1993 and October of 1991, respectively.
(f)Commencement of operations.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund

-------------------------------------------------------------------------------

                                                INCOME FROM INVESTMENT OPERATIONS
                                             ----------------------------------------
                                   NET ASSET                                 TOTAL
                                   VALUE AT     NET     NET REALIZED GAIN INCOME FROM DISTRIBUTIONS  NET ASSET
                                   BEGINNING INVESTMENT   ON INVESTMENT   INVESTMENT       TO       VALUE AT END   TOTAL
                                   OF PERIOD   INCOME     TRANSACTIONS    OPERATIONS  SHAREHOLDERS   OF PERIOD   RETURN(A)
          ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
DECEMBER 31,
------------------
1996-FST shares......                $1.00    $0.0525        $0.0001        $0.0526     $(0.0526)      $1.00       5.38%
1996-FST Preferred
shares(c)............                 1.00     0.0344         0.0001         0.0345      (0.0345)       1.00       5.26(b)
1996-FST Administra-
tion shares..........                 1.00     0.0501         0.0001         0.0502      (0.0502)       1.00       5.12
1996-FST Service
shares...............                 1.00     0.0474         0.0001         0.0475      (0.0475)       1.00       4.86
1995-FST shares......                 1.00     0.0581         0.0001         0.0582      (0.0582)       1.00       6.00
1995-FST Administra-
tion shares..........                 1.00     0.0554         0.0001         0.0555      (0.0555)       1.00       5.74
1995-FST Service
shares(d)............                 1.00     0.0320          --            0.0320      (0.0320)       1.00       5.40(b)
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST shares(e)...                 1.00     0.0424          --            0.0424      (0.0424)       1.00       4.36(b)
1994-FST Administra-
tion shares(e).......                 1.00     0.0426          --            0.0426      (0.0426)       1.00       4.10(b)
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1993-FST shares(d)...                 1.00     0.0256         0.0001         0.0257      (0.0257)       1.00       3.14(b)
1993-FST Administra-
tion shares(d).......                 1.00     0.0120         0.0001         0.0121      (0.0121)       1.00       2.87(b)
                                                                              RATIOS ASSUMING NO
                                                                            WAIVER OF FEES AND NO
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                RATIO OF NET                           RATIO OF NET
                                   RATIO OF NET  INVESTMENT       NET       RATIO OF    INVESTMENT
                                   EXPENSES TO   INCOME TO   ASSETS AT END EXPENSES TO  INCOME TO
                                   AVERAGE NET  AVERAGE NET    OF PERIOD   AVERAGE NET AVERAGE NET
                                      ASSETS       ASSETS     (IN 000'S)     ASSETS       ASSETS
          ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
DECEMBER 31,
------------------
1996-FST shares......                  0.18%        5.25%      $858,769       0.24%        5.19%
1996-FST Preferred
shares(c)............                  0.28(b)      5.14(b)         112       0.34(b)      5.08(b)
1996-FST Administra-
tion shares..........                  0.43         5.01        145,108       0.49         4.95
1996-FST Service
shares...............                  0.68         4.74        223,554       0.74         4.68
1995-FST shares......                  0.18         5.81        743,884       0.24         5.75
1995-FST Administra-
tion shares..........                  0.43         5.54         82,386       0.49         5.48
1995-FST Service
shares(d)............                  0.68(b)      5.08(b)      14,508       0.74(b)      5.02(b)
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST shares(e)...                  0.15(b)      4.64(b)     258,350       0.25(b)      4.54(b)
1994-FST Administra-
tion shares(e).......                  0.40(b)      4.67(b)      54,253       0.50(b)      4.57(b)
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1993-FST shares(d)...                  0.08(b)      3.10(b)      44,697       0.59(b)      2.59(b)
1993-FST Administra-
tion shares(d).......                  0.35(b)      2.85(b)      14,126       0.76(b)      2.44(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) FST share, FST Administration share and FST Service share activity com-menced April 6, 1993, September 1, 1993 and May 16, 1995, respectively.
(e) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund

--------------------------------------------------------------------------------

                                     INCOME FROM INVESTMENT OPERATIONS
                                     ---------------------------------------
                              NET                      NET         TOTAL
                             ASSET     NET          REALIZED      INCOME                     NET ASSET            RATIO OF NET
                           VALUE AT  INVEST-         GAIN ON       FROM        DISTRIBUTIONS VALUE AT             EXPENSES TO
                           BEGINNING   MENT        INVESTMENT   INVESTMENT          TO        END OF     TOTAL    AVERAGE NET
                           OF PERIOD  INCOME      TRANSACTIONS  OPERATIONS     SHAREHOLDERS   PERIOD   RETURN (A)    ASSETS
              -----------------------------------------------------------------------------------------------------------
For the Year
Ended December
31,
--------------
1996-FST shares.             $1.00   $     0.0335          --    $     0.0335    $(0.0335)     $1.00      3.39%       0.18%
1996-FST Pre-
ferred
shares(c).......              1.00         0.0218          --          0.0218     (0.0218)      1.00      3.30(b)     0.28(b)
1996-FST Admin-
istration
shares..........              1.00         0.0310          --          0.0310     (0.0310)      1.00      3.13        0.43
1996-FST Service
shares..........              1.00         0.0285          --          0.0285     (0.0285)      1.00      2.88        0.68
1995-FST shares.              1.00         0.0381          --          0.0381     (0.0381)      1.00      3.89        0.14
1995-FST Admin-
istration
shares..........              1.00         0.0354          --          0.0354     (0.0354)      1.00      3.63        0.39
1995-FST Service
shares..........              1.00         0.0332          --          0.0332     (0.0332)      1.00      3.38        0.64
For the Period
Ended December
31,
--------------
1994-FST
shares(d).......              1.00         0.0156          --          0.0156     (0.0156)      1.00      3.41(b)     0.07(b)
1994-FST
Administration shares(d).     1.00         0.0136          --          0.0136     (0.0136)      1.00      3.19(b)     0.32(b)
1994-FST Service
shares(d).......              1.00         0.0091          --          0.0091     (0.0091)      1.00      3.11(b)     0.57(b)
                                                      RATIOS ASSUMING NO
                                                    WAIVER OF FEES AND NO
                                                     EXPENSE LIMITATIONS
                                                   ------------------------
                           RATIO OF NET    NET                 RATIO OF NET
                            INVESTMENT  ASSETS AT   RATIO OF    INVESTMENT
                            INCOME TO     END OF   EXPENSES TO  INCOME TO
                           AVERAGE NET    PERIOD   AVERAGE NET AVERAGE NET
                              ASSETS    (IN 000'S)   ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
For the Year
Ended December
31,
--------------
1996-FST shares.               3.35%     $440,838     0.23%        3.30%
1996-FST Pre-
ferred
shares(c).......               3.26(b)     28,731     0.33(b)      3.21(b)
1996-FST Admin-
istration
shares..........               3.10        51,661     0.48         3.05
1996-FST Service
shares..........               2.85        19,855     0.73         2.80
1995-FST shares.               3.81       448,367     0.24         3.71
1995-FST Admin-
istration
shares..........               3.54        20,939     0.49         3.44
1995-FST Service
shares..........               3.32        19,860     0.74         3.22
For the Period
Ended December
31,
--------------
1994-FST
shares(d).......               3.42(b)    183,570     0.31(b)      3.18(b)
1994-FST
Administration shares(d).      3.25(b)      2,042     0.56(b)      3.01(b)
1994-FST Service
shares(d).......               3.32(b)      2,267     0.81(b)      3.08(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) FST share, FST Administration share and FST Service share activity com-menced July 19, 1994, August 1, 1994 and September 23, 1994, respectively.

                         AN INTRODUCTION TO THE FUNDS

  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"). Each Fund is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment ad-viser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Funds' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value and convenient liquidation priv-ileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for Federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be nec-essary so that the investments of the Fund qualify as eligible investments un-der the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions. State chartered credit unions should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

  THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Fund may invest only in securities that are de-termined to present minimal credit risk and meet certain other criteria.

    TAXABLE FUNDS: Prime Obligations, Money Market, Money Market Plus, Trea-sury Obligations and Government Funds.

    TAX ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.

    TAX-EXEMPT FUNDS: Tax-Free Money Market and Municipal Money Market Funds.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAXABLE, TAX-ADVANTAGED AND TAX-EXEMPT FUNDS: To maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing ex-clusively in high quality money market instruments. In order to obtain a rating from a rating organization, the Money Market Plus Fund will observe special investment restrictions. The Treasury Instruments and Federal Funds pursue their objectives by limiting their investments to certain U.S. Trea-sury Obligations and U.S. Government Securities (each as defined herein), respectively, the interest from which is generally exempt from state income taxation. Each investor should consult his or her tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in the investor's own state.

  NET ASSET VALUE: Each Fund seeks to maintain a stable net asset value of $1.00 per share.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Fund may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as defined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Funds may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. The Taxable Funds will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                           INVESTMENT POLICIES MATRIX

                                                                      SHORT-TERM
                                                                    OBLIGATIONS OF            ASSET-BACKED &   FOREIGN
                       US          US                                CORPORATIONS              RECEIVABLES-  GOVERNMENT
                    TREASURY   GOVERNMENT     BANK      COMMERCIAL    AND OTHER    REPURCHASE     BACKED     OBLIGATIONS
        FUND       OBLIGATIONS SECURITIES  OBLIGATIONS     PAPER       ENTITIES    AGREEMENTS  SECURITIES+      (US$)
------------------------------------------------------------------------------------------------------------------------
Prime Obligations      [_]         [_]         [_]          [_]          [_]           [_]         [_]
                                          U.S. banks                 U.S. entities
                                          only                       only
------------------------------------------------------------------------------------------------------------------------
Money Market           [_]         [_]         [_]          [_]          [_]           [_]         [_]          [_]
                                          Over 25% of   U.S. and     U.S. and
                                          total assets  foreign      foreign
                                          must be       (US$)        (US$)
                                          invested in   commercial   entities
                                          US and        paper
                                          Foreign (US$)
                                          Banks
------------------------------------------------------------------------------------------------------------------------
Money Market           [_]         [_]         [_]          [_]          [_]           [_]         [_]          [_]
Plus                                      Over 25% of   U.S. and     U.S. and
                                          total assets  foreign      foreign
                                          must be       (US$)        (US$)
                                          invested in   commercial   entities
                                          US and        paper
                                          Foreign (US$)
                                          Banks
------------------------------------------------------------------------------------------------------------------------
Treasury               [_]                                                             [_]
Obligations
------------------------------------------------------------------------------------------------------------------------
Treasury               [_]
Instruments
------------------------------------------------------------------------------------------------------------------------
Government             [_]         [_]                                                 [_]
------------------------------------------------------------------------------------------------------------------------
Federal                [_]         [_]                                             (Does not
                                                                                   intend to
                                                                                   invest)
------------------------------------------------------------------------------------------------------------------------
Tax-Free Money                                              [_]
Market                                                  Tax-exempt
                                                        only
------------------------------------------------------------------------------------------------------------------------
Municipal Money                                             [_]
Market                                                  Tax-exempt
                                                        only

Note: See "Description of Securities and Investment Techniques" for a descrip-tion of, and certain criteria applicable to, each of these categories of investments.
    +To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.

---------------------------------------------------------------------------------------------------
                                                                      SUMMARY OF
  TAXABLE      TAX-EXEMPT       CREDIT      INVESTMENT    UNRATED    TAXATION FOR
MUNICIPALS     MUNICIPALS     QUALITY****   COMPANIES    SECURITIES DISTRIBUTIONS*  MISCELLANEOUS
---------------------------------------------------------------------------------------------------
    [_]                        First           [_]           [ ]    Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              state**
                                          in other
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
    [_]                        First           [_]           [_]    Taxable        May invest in
                               Tier       Up to 10% of              federal and    obligations of
                                          total assets              state**        the
                                          in other                                 International
                                          investment                               Bank for
                                          companies                                Reconstruction
                                                                                   and Development
---------------------------------------------------------------------------------------------------
    [_]
                               First          [_]            [_]    Taxable        May invest in
                               Tier       Up to 10% of              federal and    obligations of
                                          total assets              state**        the
                                          in other                                 International
                                          investment                               Bank for
                                          companies                                Reconstruction
                                                                                   and Development
---------------------------------------------------------------------------------------------------

                               First          [_]                   Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              state**
                                          in other
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
                               First          [_]                   Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              generally
                                          in other                  exempt from
                                          investment                state taxation
                                          companies
---------------------------------------------------------------------------------------------------
                               First          [_]
                               Tier       Up to 10% of              Taxable
                                          total assets              federal and
                                          in other                  state**
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
                                                                                   Under
                               First          [_]                   Taxable        extraordinary
                               Tier       Up to 10% of              federal and    circumstances,
                                          total assets              generally      may hold cash,
                                          in other                  exempt from    U.S. Government
                                          investment                state taxation Securities
                                          companies                                subject to state
                                                                                   taxation or cash
                                                                                   equivalents
---------------------------------------------------------------------------------------------------

                 [_]           First or       [_]            [_]    Tax-exempt     May (but does
            At least 80% of    Second     Up to 10% of              federal and    not currently
            net assets in      Tier       total assets              taxable        intend to)
            Municipal                     in other                  state***       invest up to 20%
            Instruments                   investment                               in AMT
            (except in                    companies                                securities and
            extraordinary                                                          may temporarily
            circumstances)                                                         invest in the
                                                                                   taxable money
                                                                                   market
                                                                                   instruments
                                                                                   described herein
---------------------------------------------------------------------------------------------------

                 [_]           First or       [_]            [_]    Tax-exempt     May invest up to
            At least 80% of    Second     Up to 10% of              federal and    100% in AMT
            net assets in      Tier       total assets              taxable        securities and
            Municipal                     in other                  state***       may temporarily
            Instruments                   investment                               invest in the
            (except in                    companies                                taxable money
            extraordinary                                                          market
            circumstances)                                                         instruments
                                                                                   described herein
---------------------------------------------------------------------------------------------------

    * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
   ** Taxable in many states except for distributions from U.S. Treasury obli-gation interest income and certain U.S. Government securities interest income.
  *** Taxable except for distributions from interest on obligations of an in-
      vestor's state of residence in certain states.
 **** To the extent permitted by Rule 2a-7, a Fund holding a security fully supported by a guarantee may substitute the credit quality of the guaran-tee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Fund may also invest in separately traded principal and interest compo-nents of securities guaranteed or issued by the U.S. Treasury if such compo-nents are traded independently under the Separate Trading of Registered Inter-est and Principal of Securities program ("STRIPS").

  The Treasury Instruments and Federal Funds invest in U.S. Treasury Obliga-tions and the Federal Fund may also invest in certain U.S. Government Securi-ties the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and the Student Loan Mar-keting Association.

CUSTODIAL RECEIPTS

  Each Fund (other than the Treasury Obligations, Treasury Instruments, Gov-ernment and Federal Funds) may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered ob-ligations of the U.S. Government.

U.S. AND FOREIGN BANK OBLIGATIONS

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "U.S. Bank Obligations" limited to securities issued or guaranteed by U.S. banks (including certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obligations issued by U.S. subsidiaries of such banks.

  The Money Market and Money Market Plus Funds may also invest in "Foreign Bank Obligations" limited to U.S. dollar-denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the spe-cific obligations or by government regulation.

  The Money Market and Money Market Plus Funds will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), includ-ing bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Funds may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehen-sive regulations which, in the case of U.S. regulations, have undergone sub-stantial changes in the past decade. The enactment of new legislation or regu-lations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included de-regulation of interest rates, increased competition from other types of finan-cial institutions, increased acquisition activity, geographic expansion and, during the late 1980's, an increased number of bank failures. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. See "Foreign Government Obligations--For-eign Risks" below.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "Commercial Paper" (including variable amount master demand notes and as-set-backed commercial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, foreign corporations (Money Market and Money Market Plus Funds only), foreign commercial banks (Money Market and Money Market Plus Funds only) or other entities. In addi-tion, the Funds may invest in other short-term obligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (Money Market and Money Market Plus Funds only) or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "Asset-Backed and Receivables-Backed Securities" which represent participa-tions in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of var-ious types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guar-anteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a fi-nancial institution, or other credit enhancements may be present. To the ex-tent consistent with its investment objectives and policies, each of the Prime Obligations, Money Market and Money Market Plus Funds may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

FOREIGN GOVERNMENT OBLIGATIONS

  The Money Market and Money Market Plus Funds may invest in U.S. dollar-de-nominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Money Market and Money Market Plus Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

  FOREIGN RISKS. Investments in foreign securities and bank obligations may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authori-ties, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS. Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  TYPES OF MUNICIPAL INSTRUMENTS:

                                        TAX-FREE MONEY MARKET AND
                                        MUNICIPAL MONEY MARKET FUNDS
     -------------------------------------------------------------------------
       FIXED RATE NOTES AND SIMILAR     In highest short-term or one of the
       DEBT INSTRUMENTS                 two highest long-term rating
                                        categories
     -------------------------------------------------------------------------
       VARIABLE AND FLOATING RATE       In highest short-term or one of the
       DEMAND INSTRUMENTS               two highest long-term rating
                                        categories
     -------------------------------------------------------------------------
       TAX-EXEMPT COMMERCIAL PAPER      In highest rating category
     -------------------------------------------------------------------------
       MUNICIPAL BONDS                  In one of the two highest rating
                                        categories
     -------------------------------------------------------------------------
       UNRATED NOTES, PAPER, BONDS AND  Determined to be of comparable quality
       OTHER INSTRUMENTS                by Adviser pursuant to criteria
                                        approved by the Trustees

  As a matter of fundamental policy, at least 80% of each of the Tax-Free Money Market and Municipal Money Market Fund's net assets will ordinarily be invested in Municipal Instruments. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments when the Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Prime Obligations, Money Market and Money Market Plus Funds may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securities are attractive compared to other taxable investments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for fed-eral income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at ma-turity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Funds to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When consider-ing whether an obligation meets a Fund's quality standards, the Fund will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand features or other unconditional obligations to support the credit of the issuer of the security. A Fund may consider the ma-turity of a variable or floating rate Municipal Instrument to be shorter than its ultimate stated maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. A Fund may purchase such variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Funds (other than the Treasury Obliga-tions, Treasury Instruments, Government and Federal Funds) may invest in in-dustrial development bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when distributed as "exempt-interest dividends" to shareholders un-der the federal alternative minimum tax. See "Taxes" and "Distributions." Mu-nicipal Fund may invest up to 100% of its assets in private activity bonds. Tax-Free Fund does not currently intend to invest in such bonds. If Tax-Free Fund's policy not to invest in private activity bonds should change in the fu-ture, shareholders would be notified and such investments would not exceed 20% of Tax-Free Fund's net assets.

  OTHER POLICIES. Ordinarily the Tax-Exempt Funds expect that 100% of their portfolio securities will be Municipal Instruments. However, the Funds may hold cash or invest in short-term taxable securities as set forth above. Such Funds may invest 25% or more of the value of their respective total assets in Municipal Instruments which are related in such a way that an economic, busi-ness or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, the Tax-Exempt Funds may invest all of their respective assets in (a) Municipal Instruments the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facili-ties, (b) Municipal Instruments whose issuers are in the same state or (c) in-dustrial development obligations. Concentration of a Fund's investments in these Municipal Instruments will subject the Fund, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Fund (other than the Treasury Obligations, Treasury Instruments, Gov-ernment and Federal Funds) may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding Prime Obligations Fund) which have a branch, agency or subsidiary in the United States. In addition, these Funds may ac-quire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Fund (other than the Treasury Obligations, Treasury Instru-ments, Government and Federal Funds) may acquire the right to sell the secu-rity to another party at a guaranteed price and date.

REPURCHASE AGREEMENTS

  Each Fund (other than the Treasury Instruments Fund) may only enter into re-purchase agreements with primary dealers in U.S. Government Securities. A re-purchase agreement is an agreement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the dif-ference being income to the Fund, and will be unrelated to the interest rate on the purchased security. A Fund's custodian or sub-custodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or prin-cipal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agree-ment, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repurchase agreements entered into by a Fund will be taxable to its shareholders. In addition, each Fund, together with other registered investment companies having management agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint ac-count, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settle-ment time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian or sub-custodian until three days prior to settle-ment date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the for-ward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Al-though a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of each Fund's investments in securities of other investment companies will be subject to the limitations on such invest-ments prescribed by the Investment Company Act. These limits include a prohi-bition on any Fund acquiring more than 3% of the voting shares of any other investment company and a prohibition on investing more than 5% of a Fund's to-tal assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  TAXABLE AND TAX-EXEMPT FUNDS. Each Fund will comply with the conditions for using amortized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those condi-tions relating to maturity, diversification and credit quality. These operat-ing policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information.

  INVESTMENT RESTRICTIONS. Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Treasury Obligations Fund's policy of limiting its in-vestments to U.S. Treasury Obligations and related repurchase agreements is also fundamental. All investment objectives and policies not specifically des-ignated as fundamental are non-fundamental and may be changed without share-holder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of its net assets in illiquid investments, which include fixed time deposits maturing in more than seven days and restricted securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific re-stricted security, will not be deemed to be illiquid investments for purposes of this restriction. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will care-fully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buy-ers become for a time uninterested in purchasing these restricted securities.

  In addition, each Fund may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Fund (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $104.9 billion in assets.

  As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.3 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major invest-ment banking and brokerage firm providing a broad range of financing and in-vestment services both in the United States and abroad.

  Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, in-cluding repurchase agreements, with Goldman Sachs.

  Under the Management Agreement, GSAM continually manages each Fund, includ-ing the purchase, retention and disposition of its securities and other as-sets. In addition, GSAM administers each Fund's business affairs and performs various shareholder servicing functions to the extent not provided by other organizations. The management of each Fund is subject to the supervision of the Trustees and each Fund's investment policies. For these services, the Trust, on behalf of each Fund, pays GSAM a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                                                    FISCAL YEAR
                                                                       ENDED
                                                        CONTRACTUAL DECEMBER 31,
                                                           RATE         1996
                                                        ----------- ------------
Financial Square Prime Obligations Fund................    .205%        .17%
Financial Square Money Market Fund.....................    .205%        .17%
Financial Square Money Market Plus Fund................    .205%         N/A
Financial Square Treasury Obligations Fund.............    .205%        .17%
Financial Square Treasury Instruments Fund.............    .205%         N/A
Financial Square Government Fund.......................    .205%        .17%
Financial Square Federal Fund..........................    .205%         N/A
Financial Square Tax Free Money Market Fund............    .205%        .17%
Financial Square Municipal Money Market Fund...........    .205%         N/A

  A Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreement and is identical to the aggregate advisory and administration fees payable by each Fund under the previously separate investment advisory and administration agreements. For the fiscal year ended December 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects the fact that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled.

  GSAM has agreed not to impose a portion of its management fee and/or to re-duce or otherwise limit the total operating expenses of each Fund (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses). GSAM has no current intention to but may in the future discontinue or modify any of such reductions or limitations at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of shares of each Fund upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Fund.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds in order to increase the assets of the Funds. In-creasing the Fund's assets may enhance investment flexibility and diversifica-tion. Goldman Sachs reserves the right to redeem at any time some or all of the Fund shares acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Funds and other shareholders in deciding whether to redeem its shares.

                                     TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. The Treasury Instruments and Federal Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to continue to qualify for such treatment under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each tax-able year. To qualify as such, each Fund must satisfy certain requirements re-lating to the sources of its income, diversification of its assets and distri-bution of its income to shareholders. As a regulated investment company, each Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any "exempt-interest dividends" paid by the Tax-Exempt Funds, as described below. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the shareholders have held their shares. These tax consequences will apply to distributions of any Fund regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by the Funds in January of a given year will be taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of Municipal Fund that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Funds intend to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in shareholders' fed-eral gross income. Dividends paid by these Funds from interest on tax-exempt obligations and properly designated by the Funds as exempt-interest dividends, including dividends attributable to exempt-interest dividends received by a Fund from other regulated investment companies, will generally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest dividends will be considered in computing the corporate federal alternative minimum tax, and the extent, if any, to which social security or railroad retirement benefits are taxable. Persons who are "substantial users" of facilities financed by certain indus-trial development or private activity bonds should consult their own tax ad-visers before purchasing shares of these Funds. Interest incurred to purchase or carry shares of these Funds will not be deductible for federal income tax purposes to the extent related to exempt-interest dividends paid by the Funds.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Funds.

  If a Fund invests in foreign securities, it may be subject to foreign with-holding or other foreign taxes on income earned on such securities and is ex-pected to be unable to pass such taxes through to shareholders, who therefore are not expected to include such taxes in income or be entitled to claim for-eign tax credits or deductions with respect to such taxes.

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from a Fund. A state income (and possi-bly local income and/or intangible property) tax exemption is generally avail-able to the extent a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable
to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a po-litical subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Fund (other than the Government, Treasury Obli-gations and Money Market Plus Funds) is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. The net asset value of Government, Treasury Obligations and Money Market Plus Funds is determined as of 5:00 p.m. New York time on each Business Day. Net asset value per share for each class of shares of each Fund is calculated by determining the amount of net assets attributable to each class of shares and dividing by the number of shares for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, the Treasury Instruments and Federal Funds will cease, and each other Fund reserves the right to cease, accepting purchase and redemption orders for same Business Day credit at the time PSA recommends that the securities markets close. On days any Fund closes early, purchase and redemption orders received after the PSA recommended closing time will be credited to the next Business Day. In addi-tion, each Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

  Each Fund seeks to maintain a net asset value of $1.00 per share. In this connection, each Fund values its portfolio securities on the basis of amor-tized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For a more complete description of the amortized cost valuation method and its effect on existing and prospec-tive shareholders, see the Statement of Additional Information. There can be no assurance that a Fund will be able at all times to maintain a net asset value per share of $1.00.

                               YIELD INFORMATION

  From time to time, each Fund may advertise its yield, effective yield and average annual total return. Average annual total return is determined by com-puting the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may furnish total return calcula-tions based on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. The yield of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Funds and the Federal and Treasury Instruments Funds may each also quote tax-equivalent yield. Each Fund's tax-equivalent yield is calcu-lated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

  Investors should note that the investment results of a Fund are based on historical performance and will fluctuate over time. Any presentation of a Fund's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an investment may earn or what a Fund's total return, yield, effective yield or tax-equiva-lent yield may be in any future period. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of shares in existence. Because each such class of shares is subject to different expenses, the total return and net yield of such classes of a Fund for the same period may differ. See "Organiza-tion and Shares of the Trust" below.

                     ORGANIZATION AND SHARES OF THE TRUST

  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly se-ries of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have au-thority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by share-holders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes. (Institutions that provide services to holders of FST Pre-ferred Shares, FST Administration Shares or FST Service Shares are referred to in this Prospectus as "Service Organizations").

  When issued, shares are fully paid and nonassessable. In the event of liqui-dation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  Shares of a Fund will be voted seperately by Fund with respect to matters pertaining to that Fund except for the election of Trustees and ratification of independent accountants. For example, shareholders of each Fund are re-quired to approve the adoption of any management agreement relating to that Fund and any changes in fundamental investment restrictions or policies of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund.

  As of April 1, 1997, Harris Trust & Savings Bank, 200 W. Monroe St. Fl 12, Chicago, IL 60606, owned of record 40.64% of the outstanding shares of Trea-sury Instruments Fund.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

                              PURCHASE OF SHARES

  FST Shares of a Fund may be purchased on any Business Day at the net asset value next determined after receipt of a purchase order in the manner set forth below, and provided that The Northern Trust Company ("Northern"), Chica-go, Illinois, the sub-custodian for State Street Bank and Trust Company ("State Street"), receives the purchase amount in federal funds on the same Business Day. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Share-holder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring federal funds to Northern.

  Purchases of FST Shares may also be made by delivering a Federal Reserve draft or check (except that a third party check will not be accepted) payable only to the appropriate Fund and drawn on a U.S. bank to Goldman Sachs, Atten-tion: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be con-verted to federal funds within two Business Days after receipt. FST Shares purchased by check may not be redeemed until the check has cleared, as de-scribed under "Redemption of Shares."

  Purchases of shares of any Fund may also be made through an Automated Clear-ing House ("ACH") transfer to Goldman Sachs Trust c/o Northern, as subcustodian for State Street. Purchase orders are effected at the net asset value next determined after receipt of both the purchase order and the pur-chase amount in federal funds. It is expected that ACH transfers will ordinar-ily be converted to federal funds on the Business Day following receipt of the ACH transfer.

  FST Shares of each Fund are deemed to have been purchased when an order be-comes effective and are entitled to dividends on FST Shares purchased as fol-lows:

-------------------------------------------------------------------------------

   IF ORDER IS RECEIVED BY GOLDMAN SACHS   DIVIDENDS BEGIN
   -------------------------------------   ---------------
   (1) In the case of the Taxable and Tax-Advantaged Funds
            (except for Government, Treasury Obligations and
            Money Market Plus Funds)
   By:3:00 p.m.--N.Y. time                 Same Business Day
-----------------------------------------------------------------
   After:3:00 p.m.--N.Y. time              Next Business Day
-----------------------------------------------------------------
   (2) In the case of the Government, Treasury Obligations
         and Money Market Plus Funds
   By:5:00 p.m.--N.Y. time                 Same Business Day
-----------------------------------------------------------------
   After:5:00 p.m.--N.Y. time              Next Business Day
-----------------------------------------------------------------
   (3) In the case of the Municipal Fund
   By:1:00 p.m.- N.Y. time                 Same Business Day
-----------------------------------------------------------------
   After:1:00 p.m.- N.Y. time              Next Business Day
-----------------------------------------------------------------
   (4) In the case of the Tax-Free Fund
   By:2:00 p.m.- N.Y. time                 Same Business Day
-----------------------------------------------------------------
   After:2:00 p.m.- N.Y. time              Next Business Day
-----------------------------------------------------------------

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  FST Shares of the Funds are purchased at the net asset value per share with-out the imposition of a sales charge. However, banks, trust companies or other institutions through which investors acquire FST Shares may impose charges in connection with transactions in such Shares.

  Goldman Sachs, as each Fund's transfer agent, will maintain a complete rec-ord of transactions and FST Shares held in each shareholder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

INITIAL PURCHASES

  The minimum initial investment requirement is $10 million, which may be al-located among the Funds. The Trust and Goldman Sachs each reserves the right to waive the minimum investment requirement. Before or immediately after plac-ing an initial purchase order, investors should complete and send to Goldman Sachs the Account Information Form included at the end of this Prospectus.

SUBSEQUENT INVESTMENTS

  There is no minimum amount required for subsequent investments. Orders for the purchase of additional FST Shares should be accompanied by information identifying the account and the Fund in which FST Shares are to be purchased.

                            REPORTS TO SHAREHOLDERS

  FST Shareholders of each Fund will receive an annual report containing au-dited financial statements and a semiannual report. Each FST Shareholder will also be furnished with an individual monthly statement. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by a Fund are also reflected in regular statements issued by Goldman Sachs. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. FST Shareholders with in-quiries regarding a Fund may call Goldman Sachs at 800-621-2550 (8:00 a.m. to 6:30 p.m. New York time) or write Goldman Sachs at the address shown under "The Distributor and Transfer Agent."

SUB-ACCOUNTING SERVICES

  The Trust has designed special procedures to assist banks and other institu-tional investors desiring to establish multiple accounts (master accounts and their sub-accounts). Sub-accounts may be established with registration by name and/or number. Institutions will not normally be charged for this service un-less otherwise agreed upon. Upon request, master accounts will be provided with a monthly summary report which sets forth in order by account number (or name) the share balance at month-end and the monthly income together with the total share balance and monthly income for the master account.

  To assist banks and other institutional investors performing their own sub-accounting, each Fund's daily income per share, calculated to nine decimal places, and its annualized yield are normally available by 4:00 p.m. New York time.

                                 DISTRIBUTIONS

  All or substantially all of each Fund's net investment income will be de-clared daily (as of 4:00 p.m. New York time for each Fund other than the Gov-ernment, Treasury Obligations and Money Market Plus Funds and as of 5:00 p.m. New York time for the Government, Treasury Obligations and Money Market Plus Funds) as a dividend and distributed to FST Shareholders monthly. Distribu-tions will be made in additional FST Shares of the same Fund or, at the elec-tion of FST Shareholders, in cash. The election to reinvest dividends and dis-tributions or receive them in cash may be changed at any time upon written no-tice to Goldman Sachs. If no election is made, all dividends and capital gain distributions will be reinvested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code and may be re-flected in the Fund's daily distributions. Each Fund may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains real-ized on the disposition of securities during the months of November and Decem-ber may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the net asset value of the Fund, they are not expected to be of an amount which would affect the Fund's net asset value of $1.00 per share.

  The income declared as a dividend for the Treasury Obligations, Government and Money Market Plus Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

  A Fund's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Fund from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Fund, including a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  FST Shares of each Fund may be exchanged for shares of the corresponding class of any Fund or Portfolio of Goldman Sachs Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form included at the end of this Prospectus, by calling Goldman Sachs at 800-621-2550. All telephone exchanges must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is being made. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Shares" to confirm that such instructions are genuine. Exchanges are available only in states where the exchange may legally be made. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice.

                             REDEMPTION OF SHARES

HOW TO REDEEM

  FST Shareholders may redeem FST Shares of a Fund without charge upon request on any Business Day at the net asset value next determined after receipt of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The letter of instruction must specify the number of FST Shares of the particular Fund to be redeemed, the account number, payment instructions and the exact registration on the account. Signa-tures must be guaranteed in accordance with the procedures set forth below, if the proceeds are to be paid to other than pre-established instructions on file with the Fund. A FST Shareholder may request redemptions by telephone only if the optional telephone redemption privilege has been elected on the Account Information Form included at the end of this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implement-ed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by tele-phone. A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Statement of Additional Infor-mation. Goldman Sachs reserves the right to redeem accounts with balances be-low $500.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemption request has been properly authorized. A redemption re-quest will not be considered to have been received in proper form until such additional documentation has been submitted to Goldman Sachs. The payment of redemption proceeds for FST Shares recently purchased by check will be delayed for up to 15 days until the check has cleared.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the bank account designated on the FST Shareholder's Account Information Form, un-less payment by check has been requested.

-------------------------------------------------------------------------------

REDEMPTION REQUEST RECEIVED       REDEMPTION PROCEEDS
     BY GOLDMAN SACHS                 ORDINARILY                     DIVIDENDS
---------------------------       -------------------                ---------
(1) In the case of the Taxable and Tax-Advantaged Funds (except for Government,
 Treasury Obligations and Money Market Plus Funds)
By:3:00 p.m.--N.Y. time      Wired Same Business Day       Not earned on Day request is
                                                           received
----------------------------------------------------------------------------------------------------
After:3:00 p.m.--N.Y.
 time                        Wired Next Business Day       Earned on Day request is
                                                           received
----------------------------------------------------------------------------------------------------
(2) In the case of the Government, Treasury Obligations and Money Market Plus Funds
By:5:00 p.m.--N.Y. time      Wired Same Business Day       Not earned on Day request is
                                                           received
----------------------------------------------------------------------------------------------------
After:5:00 p.m.--N.Y.
 time                        Wired Next Business Day       Earned on Day request is
                                                           received
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
REDEMPTION REQUEST RECEIVED       REDEMPTION PROCEEDS
     BY GOLDMAN SACHS                 ORDINARILY                     DIVIDENDS
---------------------------       -------------------                ---------
(3) In the case of the Municipal Fund
By:12:00 noon--N.Y. time     Wired Same Business Day       Not earned on Day request is
                                                           received
---------------------------------------------------------------------------------------
After:12:00 noon--N.Y.
 time                        Wired Next Business Day       Earned on Day request is
                                                           received
---------------------------------------------------------------------------------------
(4) In the case of the Tax-Free Fund
By:1:00 p.m.--N.Y. time      Wired Same Business Day       Not earned on Day request is
                                                           received
---------------------------------------------------------------------------------------
After:1:00 p.m.--N.Y.
 time                        Wired Next Business Day       Earned on Day request is
                                                           received
---------------------------------------------------------------------------------------

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Account In-formation Form. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after receipt of a properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of intermediaries or the FST Shareholder's bank in the transfer process. If a problem with such performance arises, the FST Shareholder should deal directly with such inter-mediaries or bank.

  An FST Shareholder may change the bank designated to receive redemption pro-ceeds by providing a written notice to Goldman Sachs which has been signed by the FST Shareholder or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having au-thority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities associa-tion or a clearing agency, provided that such institution satisfies the stan-dards established by Goldman Sachs. Goldman Sachs may also require additional documentation in connection with a request to change the designated bank.

OTHER REDEMPTION INFORMATION

  A minimum account balance of $10 million is required to remain a FST Share-holder. The Funds may redeem all of the FST Shares of any FST Shareholder whose account has a net asset value which is less than the minimum described above. The Trust will give sixty (60) days' prior written notice to such shareholders whose FST Shares are being redeemed to allow them to purchase sufficient additional FST Shares to avoid such redemption.

                               ----------------

                                   APPENDIX

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Fund with your correct Social Secu-rity or other Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, ex-changes and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Reve-nue Service (IRS). Backup withholding could apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account estab-lished under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup with-holding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such with-holding should cease, you must cross out item (2) in the certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securi-ties and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a com-pleted Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to non-resident alien withhold-ing of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS
FST SHARES
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-621-2550

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Shareholder and Fund Expenses..............................................   2
Financial Highlights.......................................................   4
An Introduction to the Funds...............................................  10
Investment Policies Matrix.................................................  12
Description of Securities and Investment Techniques........................  14
Investment Limitations.....................................................  19
Management.................................................................  20
Taxes......................................................................  21
Net Asset Value............................................................  23
Yield Information..........................................................  23
Organization and Shares of the Trust.......................................  24
Purchase of Shares.........................................................  25
Reports to Shareholders....................................................  26
Distributions..............................................................  27
Exchanges..................................................................  27
Redemption of Shares.......................................................  27
Appendix................................................................... A-1
Account Information Form



FSPROINSTMM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS

                            FINANCIAL SQUARE FUNDS

                                  FST SHARES


                                  -----------

                                  PROSPECTUS

                                  -----------

                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS
                            FINANCIAL SQUARE FUNDS
                           FST ADMINISTRATION SHARES
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is a no-load, open-end, management invest-ment company (a "mutual fund") which includes the Financial Square Funds (the "Funds"). This Prospectus relates only to the offering of FST Administration shares of beneficial interest ("FST Administration Shares") of the Funds. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Fund's investment adviser. Goldman, Sachs & Co. serves as each Fund's distributor and transfer agent.

  The following Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Funds may invest in diversified portfolios of the following types of instruments:

  Financial Square Prime Obligations Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  Financial Square Money Market Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obliga-tions of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign govern-ments, states, municipalities and other entities, and repurchase agreements.

  Financial Square Money Market Plus Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obli-gations of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign gov-ernments, states, municipalities and other entities, and repurchase agree-ments. In order to obtain a rating from a rating organization, the Fund will observe special investment restrictions.

  Financial Square Treasury Obligations Fund. Securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities.

  Financial Square Treasury Instruments Fund. Securities issued or guaranteed by the U.S. Treasury, the interest income from which is generally exempt from state income taxation.

  Financial Square Government Fund. Securities of the U.S. Government, its agencies, authorities, and instrumentalities, and repurchase agreements relat-ing to such securities.

  Financial Square Federal Fund. Securities of the U.S. Government and certain of its agencies, authorities and instrumentalities, the interest income from which is generally exempt from state income taxation.

  Financial Square Tax-Free Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes and not an item of tax preference under the federal alternative minimum tax.

  Financial Square Municipal Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or state and local taxes).

  AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOV-ERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION...........................
                                    Goldman Sachs Funds-Toll Free: 800-621-2550

This Prospectus provides you with information about the Funds that you should know before investing in FST Administration Shares. It should be read and re-tained for future reference. If you would like more detailed information, the Statement of Additional Information dated May 1, 1997, as amended or supple-mented from time to time, is available upon request without charge from Serv-ice Organizations, as defined herein, or by calling the telephone number listed above or by writing Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Pro-spectus, has been filed with the Securities and Exchange Commission. Not all Funds are available in certain states. Please call the phone number listed above to determine availability in your state. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.

-------------------------------------------------------------------------------

FST ADMINISTRATION SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 1, 1997.

                         SHAREHOLDER AND FUND EXPENSES
                           FST ADMINISTRATION SHARES

                                             FINANCIAL                                              FINANCIAL FINANCIAL
                        FINANCIAL  FINANCIAL  SQUARE    FINANCIAL   FINANCIAL                        SQUARE    SQUARE
                         SQUARE     SQUARE     MONEY     SQUARE      SQUARE    FINANCIAL  FINANCIAL TAX-FREE  MUNICIPAL
                          PRIME      MONEY    MARKET    TREASURY    TREASURY     SQUARE    SQUARE     MONEY     MONEY
                       OBLIGATIONS  MARKET     PLUS    OBLIGATIONS INSTRUMENTS GOVERNMENT  FEDERAL   MARKET    MARKET
                          FUND       FUND      FUND       FUND        FUND        FUND      FUND      FUND      FUND
                       ----------- --------- --------- ----------- ----------- ---------- --------- --------- ---------
SHAREHOLDER
 TRANSACTION EXPENSES
  Maximum Sales Charge
   Imposed on
   Purchases..........    None       None      None       None        None        None      None      None      None
  Sales Charge Imposed
   on Reinvested
   Distributions......    None       None      None       None        None        None      None      None      None
  Deferred Sales Load
   Imposed on
   Redemptions........    None       None      None       None        None        None      None      None      None
  Exchange Fee........    None       None      None       None        None        None      None      None      None
ANNUAL OPERATING
 EXPENSES (1)
 (as a percentage of
 average daily
 net assets)
  Management Fees
   (after limitations)
   (2)................    0.17%      0.17%     0.17%      0.17%       0.17%       0.17%     0.17%     0.17%     0.17%
  Other Expenses
   Administration
    Fees..............    0.25%      0.25%     0.25%      0.25%       0.25%       0.25%     0.25%     0.25%     0.25%
   Other Expenses
    (after ex-
    pense limitations)
     (3)..............    0.01%      0.01%     0.01%      0.01%       0.01%       0.01%     0.01%     0.01%     0.01%
                          ----       ----      ----       ----        ----        ----      ----      ----      ----
TOTAL OPERATING
 EXPENSES (4).........    0.43%      0.43%     0.43%      0.43%       0.43%       0.43%     0.43%     0.43%     0.43%
                          ====       ====      ====       ====        ====        ====      ====      ====      ====

EXAMPLE OF EXPENSES
  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Financial Square Prime Obligations Fund...  $ 4     $14     $24     $54
     Financial Square Money Market Fund........  $ 4     $14     $24     $54
     Financial Square Money Market Plus Fund...  $ 4     $14     N/A     N/A
     Financial Square Treasury Obligations
      Fund.....................................  $ 4     $14     $24     $54
     Financial Square Treasury Instruments
      Fund.....................................  $ 4     $14     N/A     N/A
     Financial Square Government Fund..........  $ 4     $14     $24     $54
     Financial Square Federal Fund.............  $ 4     $14     N/A     N/A
     Financial Square Tax-Free Money Market
      Fund.....................................  $ 4     $14     $24     $54
     Financial Square Municipal Money Market
      Fund.....................................  $ 4     $14     N/A     N/A

--------
(1) Based on estimated amounts for the current fiscal year for the Financial Square Money Market Plus, Financial Square Treasury Instruments, Financial Square Federal and Financial Square Municipal Money Market Funds.
(2) The Investment Adviser has voluntarily agreed not to impose 0.035% of its management fee for each Fund. Without such limitation, management fees for each Fund would be 0.205%.
(3) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, fees payable to Service Organi-zations, as defined herein, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such ex-penses exceed 0.01% of a Fund's average daily net assets.
(4) Without the limitations described above, "Other Expenses" and "Total Oper-ating Expenses" of the Financial Square Prime Obligations, Financial Square Money Market, Financial Square Treasury Obligations, Financial Square Government and Financial Square Tax-Free Money Market Funds for the fiscal year ended December 31, 1996, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Financial Square Prime Obligations Fund...................    .025%      .48%
   Financial Square Money Market Fund........................    .025%      .48%
   Financial Square Treasury Obligations Fund................    .035%      .49%
   Financial Square Government Fund..........................    .035%      .49%
   Financial Square Tax-Free Money Market Fund...............    .025%      .48%

  In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Financial Square Money Market Plus, Finan-cial Square Treasury Instruments, Financial Square Federal and Financial Square Municipal Money Market Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Financial Square Money Market Plus Fund...................    .035%      .49%
   Financial Square Treasury Instruments Fund................    .125%      .58%
   Financial Square Federal Fund.............................    .095%      .55%
   Financial Square Municipal Money Market Fund..............    .285%      .74%

  The information set forth in the foregoing table and hypothetical example relates only to FST Administration Shares of the Funds. The Funds also offer FST Shares, FST Preferred Shares and FST Service Shares. The other classes of the Funds are subject to different fees and expenses (which affect perfor-mance) and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  Service Organizations may charge other fees to their customers who are the beneficial owners of FST Administration Shares in connection with their cus-tomers' accounts. See "Administration." Such fees, if any, may affect the re-turn such customers realize with respect to their investments.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicat-ed. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a share (of the class specified) of the Financial Square Prime Obligations, Financial Square Money Market, Financial Square Treasury Obligations, Financial Square Government and Financial Square Tax-Free Money Market Funds outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to shareholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

  Financial Square Municipal Money Market, Financial Square Money Market Plus, Financial Square Federal and Financial Square Treasury Instruments Funds had no operations during the fiscal year ended December 31, 1996. Accordingly, there are no selected per share data and ratios presented for these Funds.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                    RATIO OF NET RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                  NET ASSET            EXPENSES TO   INVESTMENT
                  VALUE AT     NET         GAIN      INCOME FROM DISTRIBUTIONS VALUE AT               AVERAGE     INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO          END      TOTAL        NET      AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.    $1.00    $0.0529      $  --        $0.0529     $(0.0529)     $1.00     5.41%        0.18%        5.29%
1996-FST Pre-
ferred
shares(c).......     1.00     0.0346         --         0.0346      (0.0346)      1.00     5.28(b)      0.28(b)      5.19(b)
1996-FST Admin-
istration
shares..........     1.00     0.0506         --         0.0506      (0.0506)      1.00     5.14         0.43         5.06
1996-FST Service
shares..........     1.00     0.0478         --         0.0478      (0.0478)      1.00     4.88         0.68         4.78
1995-FST shares.     1.00     0.0586         --         0.0586      (0.0586)      1.00     6.02         0.18         5.86
1995-FST Admin-
istration
shares..........     1.00     0.0559         --         0.0559      (0.0559)      1.00     5.75         0.43         5.59
1995-FST Service
shares..........     1.00     0.0533         --         0.0533      (0.0533)      1.00     5.49         0.68         5.33
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST
shares(d).......     1.00     0.0401         --         0.0401      (0.0401)      1.00     4.38(b)      0.18(b)      4.38(b)
1994-FST Admin-
istration
shares(d).......     1.00     0.0383         --         0.0383      (0.0383)      1.00     4.12(b)      0.43(b)      4.18(b)
1994-FST Service
shares(d).......     1.00     0.0364         --         0.0364      (0.0364)      1.00     3.86(b)      0.68(b)      3.98(b)
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1994-FST shares.     1.00     0.0311      0.0002        0.0313      (0.0313)      1.00     3.18         0.17         3.11
1994-FST Admin-
istration
shares..........     1.00     0.0286      0.0002        0.0288      (0.0288)      1.00     2.92         0.42         2.86
1994-FST Service
shares..........     1.00     0.0261      0.0002        0.0263      (0.0263)      1.00     2.66         0.67         2.61
1993-FST shares.     1.00     0.0360      0.0007        0.0367      (0.0367)      1.00     3.75         0.18         3.60
1993-FST Admin-
istration
shares(e).......     1.00     0.0068      0.0001        0.0069      (0.0069)      1.00     3.02(b)      0.44(b)      2.96(b)
1993-FST Service
shares..........     1.00     0.0301      0.0007        0.0308      (0.0308)      1.00     3.23         0.68         3.01
1992-FST shares.     1.00     0.0572      0.0002        0.0574      (0.0574)      1.00     5.99         0.18         5.72
1992-FST Service
shares(e).......     1.00     0.0027         --         0.0027      (0.0027)      1.00     4.10(b)      0.66(b)      4.10(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     1.00     0.0727         --         0.0727      (0.0727)      1.00     8.27(b)      0.18(b)      8.04(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.  $3,901,797    0.23%        5.24%
1996-FST Pre-
ferred
shares(c).......     127,126    0.33(b)      5.14(b)
1996-FST Admin-
istration
shares..........     215,898    0.48         5.01
1996-FST Service
shares..........     115,154    0.73         4.73
1995-FST shares.   3,295,791    0.22         5.82
1995-FST Admin-
istration
shares..........     147,894    0.47         5.55
1995-FST Service
shares..........      65,278    0.72         5.29
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST
shares(d).......   2,774,849    0.24(b)      4.32(b)
1994-FST Admin-
istration
shares(d).......      66,113    0.49(b)      4.12(b)
1994-FST Service
shares(d).......      41,372    0.74(b)      3.92(b)
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1994-FST shares.   1,831,413    0.25         3.03
1994-FST Admin-
istration
shares..........      35,250    0.50         2.78
1994-FST Service
shares..........      14,001    0.75         2.53
1993-FST shares.     813,126    0.25         3.53
1993-FST Admin-
istration
shares(e).......       1,124    0.52(b)      2.88(b)
1993-FST Service
shares..........         336    0.75         2.94
1992-FST shares.     917,073    0.27         5.63
1992-FST Service
shares(e).......         118    0.74(b)      4.02(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     578,495    0.28(b)      7.94(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
(e) FST Administration share and FST Service share activity commenced during November of 1992 and January of 1992, respectively.
(f) Commencement of operations.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund

--------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                                 RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                  NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET         GAIN      INCOME FROM DISTRIBUTIONS VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO          END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-----------------
1996-FST shares.    $1.00    $0.0533      $0.0001      $0.0534     $(0.0534)     $1.00     5.45%        0.18%        5.33%
1996-FST
Preferred
shares(c).......     1.00     0.0348        --          0.0348      (0.0348)      1.00     5.31(b)      0.28(b)      5.23(b)
1996-FST
Administration
shares..........     1.00     0.0504       0.0001       0.0505      (0.0505)      1.00     5.19         0.43         5.04
1996-FST Service
shares..........     1.00     0.0484        --          0.0484      (0.0484)      1.00     4.93         0.68         4.84
1995-FST shares.     1.00     0.0589        --          0.0589      (0.0589)      1.00     6.07         0.15         5.89
1995-FST
Administration
shares..........     1.00     0.0561        --          0.0561      (0.0561)      1.00     5.80         0.40         5.61
1995-FST Service
shares(d).......     1.00     0.0231        --          0.0231      (0.0231)      1.00     5.41(b)      0.65(b)      4.93(b)
FOR THE PERIOD ENDED
DECEMBER 31,
--------------------
1994-FST
shares(d).......     1.00     0.0305        --          0.0305      (0.0305)      1.00     4.91(b)      0.11(b)      4.88(b)
1994-FST
Administration
shares(d).......     1.00     0.0298        --          0.0298      (0.0298)      1.00     4.65(b)      0.36(b)      4.82(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-----------------
1996-FST shares.  $2,540,366    0.23%        5.28%
1996-FST
Preferred
shares(c).......      17,510    0.33(b)      5.18(b)
1996-FST
Administration
shares..........     165,766    0.48         4.99
1996-FST Service
shares..........     234,376    0.73         4.79
1995-FST shares.   2,069,197    0.23         5.81
1995-FST
Administration
shares..........     137,412    0.48         5.53
1995-FST Service
shares(d).......       4,219    0.73(b)      4.85(b)
FOR THE PERIOD ENDED
DECEMBER 31,
--------------------
1994-FST
shares(d).......     862,971    0.25(b)      4.74(b)
1994-FST
Administration
shares(d).......      66,560    0.50(b)      4.68(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)FST Preferred share activity commenced on May 1, 1996.
(d)FST, FST Administration and FST Service share activity commenced May 18, 1994, May 20, 1994 and July 14, 1995, respectively.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                                     RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                                           RATIO OF NET  INVESTMENT
                  VALUE AT     NET      GAIN (LOSS)  INCOME FROM DISTRIBUTIONS   NET ASSET              EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO         VALUE AT      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  END OF PERIOD RETURN(A)     ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.    $1.00    $0.0522      $0.0003      $0.0525     $(0.0524)       $1.00       5.35%        0.18%        5.22%
1996-FST
Preferred
shares(c).......     1.00     0.0342       0.0001       0.0343      (0.0343)        1.00       5.24(b)      0.28(b)      5.11(b)
1996-FST
Administration
shares..........     1.00     0.0497       0.0002       0.0499      (0.0498)        1.00       5.09         0.43         4.97
1996-FST Service
shares..........     1.00     0.0472       0.0002       0.0474      (0.0474)        1.00       4.83         0.68         4.72
1995-FST shares.     1.00     0.0573       0.0005       0.0578      (0.0578)        1.00       5.96         0.18         5.73
1995-FST
Administration
shares..........     1.00     0.0547       0.0005       0.0552      (0.0552)        1.00       5.69         0.43         5.47
1995-FST Service
shares..........     1.00     0.0521       0.0005       0.0526      (0.0526)        1.00       5.43         0.68         5.21
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1994-FST
shares(d).......     1.00     0.0379      (0.0001)      0.0378      (0.0378)        1.00       4.23(b)      0.18(b)      4.13(b)
1994-FST
Administration
shares(d).......     1.00     0.0388      (0.0001)      0.0387      (0.0387)        1.00       3.97(b)      0.43(b)      4.24(b)
1994-FST Service
shares(d).......     1.00     0.0349      (0.0001)      0.0348      (0.0348)        1.00       3.71(b)      0.68(b)      3.82(b)
FOR THE YEAR ENDED JANUARY 31,
----------------
1994-FST shares.     1.00     0.0301       0.0007       0.0308      (0.0307)        1.00       3.11         0.17         3.01
1994-FST
Administration
shares..........     1.00     0.0276       0.0006       0.0282      (0.0281)        1.00       2.85         0.42         2.76
1994-FST Service
shares..........     1.00     0.0251       0.0008       0.0259      (0.0256)        1.00       2.60         0.67         2.51
1993-FST shares.     1.00     0.0342       0.0012       0.0354      (0.0355)        1.00       3.69         0.18         3.42
1993-FST
Administration
shares(e) ......     1.00     0.0009        --          0.0009      (0.0009)        1.00       2.83(b)      0.43(b)      2.83(b)
1993-FST Service
shares..........     1.00     0.0296       0.0016       0.0312      (0.0309)        1.00       3.17         0.68         2.96
1992-FST shares.     1.00     0.0549       0.0015       0.0564      (0.0561)        1.00       5.84         0.18         5.49
1992-FST Service
shares(e).......     1.00     0.0113       0.0006       0.0119      (0.0116)        1.00       4.47(b)      0.68(b)      3.77(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     1.00     0.0600       0.0006       0.0606      (0.0605)        1.00       8.06(b)      0.21(b)      7.74(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.  $2,291,051    0.24%        5.16%
1996-FST
Preferred
shares(c).......      46,637    0.34(b)      5.05(b)
1996-FST
Administration
shares..........     536,895    0.49         4.91
1996-FST Service
shares..........     220,560    0.74         4.66
1995-FST shares.   1,587,715    0.23         5.68
1995-FST
Administration
shares..........     283,186    0.48         5.42
1995-FST Service
shares..........     139,117    0.73         5.16
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1994-FST
shares(d).......     958,196    0.25(b)      4.06(b)
1994-FST
Administration
shares(d).......      82,124    0.50(b)      4.17(b)
1994-FST Service
shares(d).......      81,162    0.75(b)      3.75(b)
FOR THE YEAR ENDED JANUARY 31,
----------------
1994-FST shares.     812,420    0.24         2.94
1994-FST
Administration
shares..........      24,485    0.49         2.69
1994-FST Service
shares..........      35,656    0.74         2.44
1993-FST shares.     776,181    0.26         3.34
1993-FST
Administration
shares(e) ......           1    0.51(b)      2.75(b)
1993-FST Service
shares..........       5,155    0.76         2.88
1992-FST shares.     413,171    0.28         5.39
1992-FST Service
shares(e).......       3,634    0.78(b)      3.67(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     229,988    0.34(b)      7.61(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)FST Preferred share activity commenced on May 1, 1996.
(d)The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
(e)FST Administration and FST Service share activity commenced during January of 1993 and October of 1991, respectively.
(f)Commencement of operations.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund

-------------------------------------------------------------------------------

                                                INCOME FROM INVESTMENT OPERATIONS
                                             ----------------------------------------
                                   NET ASSET                                 TOTAL
                                   VALUE AT     NET     NET REALIZED GAIN INCOME FROM DISTRIBUTIONS  NET ASSET
                                   BEGINNING INVESTMENT   ON INVESTMENT   INVESTMENT       TO       VALUE AT END   TOTAL
                                   OF PERIOD   INCOME     TRANSACTIONS    OPERATIONS  SHAREHOLDERS   OF PERIOD   RETURN(A)
          ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
DECEMBER 31,
------------------
1996-FST shares......                $1.00    $0.0525        $0.0001        $0.0526     $(0.0526)      $1.00       5.38%
1996-FST Preferred
shares(c)............                 1.00     0.0344         0.0001         0.0345      (0.0345)       1.00       5.26(b)
1996-FST Administra-
tion shares..........                 1.00     0.0501         0.0001         0.0502      (0.0502)       1.00       5.12
1996-FST Service
shares...............                 1.00     0.0474         0.0001         0.0475      (0.0475)       1.00       4.86
1995-FST shares......                 1.00     0.0581         0.0001         0.0582      (0.0582)       1.00       6.00
1995-FST Administra-
tion shares..........                 1.00     0.0554         0.0001         0.0555      (0.0555)       1.00       5.74
1995-FST Service
shares(d)............                 1.00     0.0320          --            0.0320      (0.0320)       1.00       5.40(b)
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST shares(e)...                 1.00     0.0424          --            0.0424      (0.0424)       1.00       4.36(b)
1994-FST Administra-
tion shares(e).......                 1.00     0.0426          --            0.0426      (0.0426)       1.00       4.10(b)
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1993-FST shares(d)...                 1.00     0.0256         0.0001         0.0257      (0.0257)       1.00       3.14(b)
1993-FST Administra-
tion shares(d).......                 1.00     0.0120         0.0001         0.0121      (0.0121)       1.00       2.87(b)
                                                                              RATIOS ASSUMING NO
                                                                            WAIVER OF FEES AND NO
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                RATIO OF NET                           RATIO OF NET
                                   RATIO OF NET  INVESTMENT       NET       RATIO OF    INVESTMENT
                                   EXPENSES TO   INCOME TO   ASSETS AT END EXPENSES TO  INCOME TO
                                   AVERAGE NET  AVERAGE NET    OF PERIOD   AVERAGE NET AVERAGE NET
                                      ASSETS       ASSETS     (IN 000'S)     ASSETS       ASSETS
          ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
DECEMBER 31,
------------------
1996-FST shares......                  0.18%        5.25%      $858,769       0.24%        5.19%
1996-FST Preferred
shares(c)............                  0.28(b)      5.14(b)         112       0.34(b)      5.08(b)
1996-FST Administra-
tion shares..........                  0.43         5.01        145,108       0.49         4.95
1996-FST Service
shares...............                  0.68         4.74        223,554       0.74         4.68
1995-FST shares......                  0.18         5.81        743,884       0.24         5.75
1995-FST Administra-
tion shares..........                  0.43         5.54         82,386       0.49         5.48
1995-FST Service
shares(d)............                  0.68(b)      5.08(b)      14,508       0.74(b)      5.02(b)
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST shares(e)...                  0.15(b)      4.64(b)     258,350       0.25(b)      4.54(b)
1994-FST Administra-
tion shares(e).......                  0.40(b)      4.67(b)      54,253       0.50(b)      4.57(b)
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1993-FST shares(d)...                  0.08(b)      3.10(b)      44,697       0.59(b)      2.59(b)
1993-FST Administra-
tion shares(d).......                  0.35(b)      2.85(b)      14,126       0.76(b)      2.44(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) FST share, FST Administration share and FST Service share activity com-menced April 6, 1993, September 1, 1993 and May 16, 1995, respectively.
(e) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund

--------------------------------------------------------------------------------

                                     INCOME FROM INVESTMENT OPERATIONS
                                     ---------------------------------------
                              NET                      NET         TOTAL
                             ASSET     NET          REALIZED      INCOME                     NET ASSET            RATIO OF NET
                           VALUE AT  INVEST-         GAIN ON       FROM        DISTRIBUTIONS VALUE AT             EXPENSES TO
                           BEGINNING   MENT        INVESTMENT   INVESTMENT          TO        END OF     TOTAL    AVERAGE NET
                           OF PERIOD  INCOME      TRANSACTIONS  OPERATIONS     SHAREHOLDERS   PERIOD   RETURN (A)    ASSETS
              -----------------------------------------------------------------------------------------------------------
For the Year
Ended December
31,
--------------
1996-FST shares.             $1.00   $     0.0335          --    $     0.0335    $(0.0335)     $1.00      3.39%       0.18%
1996-FST Pre-
ferred
shares(c).......              1.00         0.0218          --          0.0218     (0.0218)      1.00      3.30(b)     0.28(b)
1996-FST Admin-
istration
shares..........              1.00         0.0310          --          0.0310     (0.0310)      1.00      3.13        0.43
1996-FST Service
shares..........              1.00         0.0285          --          0.0285     (0.0285)      1.00      2.88        0.68
1995-FST shares.              1.00         0.0381          --          0.0381     (0.0381)      1.00      3.89        0.14
1995-FST Admin-
istration
shares..........              1.00         0.0354          --          0.0354     (0.0354)      1.00      3.63        0.39
1995-FST Service
shares..........              1.00         0.0332          --          0.0332     (0.0332)      1.00      3.38        0.64
For the Period
Ended December
31,
--------------
1994-FST
shares(d).......              1.00         0.0156          --          0.0156     (0.0156)      1.00      3.41(b)     0.07(b)
1994-FST
Administration shares(d).     1.00         0.0136          --          0.0136     (0.0136)      1.00      3.19(b)     0.32(b)
1994-FST Service
shares(d).......              1.00         0.0091          --          0.0091     (0.0091)      1.00      3.11(b)     0.57(b)
                                                      RATIOS ASSUMING NO
                                                    WAIVER OF FEES AND NO
                                                     EXPENSE LIMITATIONS
                                                   ------------------------
                           RATIO OF NET    NET                 RATIO OF NET
                            INVESTMENT  ASSETS AT   RATIO OF    INVESTMENT
                            INCOME TO     END OF   EXPENSES TO  INCOME TO
                           AVERAGE NET    PERIOD   AVERAGE NET AVERAGE NET
                              ASSETS    (IN 000'S)   ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
For the Year
Ended December
31,
--------------
1996-FST shares.               3.35%     $440,838     0.23%        3.30%
1996-FST Pre-
ferred
shares(c).......               3.26(b)     28,731     0.33(b)      3.21(b)
1996-FST Admin-
istration
shares..........               3.10        51,661     0.48         3.05
1996-FST Service
shares..........               2.85        19,855     0.73         2.80
1995-FST shares.               3.81       448,367     0.24         3.71
1995-FST Admin-
istration
shares..........               3.54        20,939     0.49         3.44
1995-FST Service
shares..........               3.32        19,860     0.74         3.22
For the Period
Ended December
31,
--------------
1994-FST
shares(d).......               3.42(b)    183,570     0.31(b)      3.18(b)
1994-FST
Administration shares(d).      3.25(b)      2,042     0.56(b)      3.01(b)
1994-FST Service
shares(d).......               3.32(b)      2,267     0.81(b)      3.08(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) FST share, FST Administration share and FST Service share activity com-menced July 19, 1994, August 1, 1994 and September 23, 1994, respectively.

                         AN INTRODUCTION TO THE FUNDS

  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"). Each Fund is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment ad-viser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Funds' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value and convenient liquidation priv-ileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for Federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be nec-essary so that the investments of the Fund qualify as eligible investments un-der the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions. State chartered credit unions should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

  THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Fund may invest only in securities that are de-termined to present minimal credit risk and meet certain other criteria.

    TAXABLE FUNDS: Prime Obligations, Money Market, Money Market Plus, Trea-sury Obligations and Government Funds.

    TAX ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.

    TAX-EXEMPT FUNDS: Tax-Free Money Market and Municipal Money Market Funds.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAXABLE, TAX-ADVANTAGED AND TAX-EXEMPT FUNDS: To maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing ex-clusively in high quality money market instruments. In order to obtain a rating from a rating organization, the Money Market Plus Fund will observe special investment restrictions. The Treasury Instruments and Federal Funds pursue their objectives by limiting their investments to certain U.S. Trea-sury Obligations and U.S. Government Securities (each as defined herein), respectively, the interest from which is generally exempt from state income taxation. Each investor should consult his or her tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in the investor's own state.

  NET ASSET VALUE: Each Fund seeks to maintain a stable net asset value of $1.00 per share.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Fund may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as defined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Funds may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. The Taxable Funds will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                           INVESTMENT POLICIES MATRIX

                                                                      SHORT-TERM
                                                                    OBLIGATIONS OF            ASSET-BACKED &   FOREIGN
                       US          US                                CORPORATIONS              RECEIVABLES-  GOVERNMENT
                    TREASURY   GOVERNMENT     BANK      COMMERCIAL    AND OTHER    REPURCHASE     BACKED     OBLIGATIONS
        FUND       OBLIGATIONS SECURITIES  OBLIGATIONS     PAPER       ENTITIES    AGREEMENTS  SECURITIES+      (US$)
------------------------------------------------------------------------------------------------------------------------
Prime Obligations      [_]         [_]         [_]          [_]          [_]           [_]         [_]
                                          U.S. banks                 U.S. entities
                                          only                       only
------------------------------------------------------------------------------------------------------------------------
Money Market           [_]         [_]         [_]          [_]          [_]           [_]         [_]          [_]
                                          Over 25% of   U.S. and     U.S. and
                                          total assets  foreign      foreign
                                          must be       (US$)        (US$)
                                          invested in   commercial   entities
                                          US and        paper
                                          Foreign (US$)
                                          Banks
------------------------------------------------------------------------------------------------------------------------
Money Market           [_]         [_]         [_]          [_]          [_]           [_]         [_]          [_]
Plus                                      Over 25% of   U.S. and     U.S. and
                                          total assets  foreign      foreign
                                          must be       (US$)        (US$)
                                          invested in   commercial   entities
                                          US and        paper
                                          Foreign (US$)
                                          Banks
------------------------------------------------------------------------------------------------------------------------
Treasury               [_]                                                             [_]
Obligations
------------------------------------------------------------------------------------------------------------------------
Treasury               [_]
Instruments
------------------------------------------------------------------------------------------------------------------------
Government             [_]         [_]                                                 [_]
------------------------------------------------------------------------------------------------------------------------
Federal                [_]         [_]                                             (Does not
                                                                                   intend to
                                                                                   invest)
------------------------------------------------------------------------------------------------------------------------
Tax-Free Money                                              [_]
Market                                                  Tax-exempt
                                                        only
------------------------------------------------------------------------------------------------------------------------
Municipal Money                                             [_]
Market                                                  Tax-exempt
                                                        only

Note: See "Description of Securities and Investment Techniques" for a descrip-tion of, and certain criteria applicable to, each of these categories of investments.
    +To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.

---------------------------------------------------------------------------------------------------
                                                                      SUMMARY OF
  TAXABLE      TAX-EXEMPT       CREDIT      INVESTMENT    UNRATED    TAXATION FOR
MUNICIPALS     MUNICIPALS     QUALITY****   COMPANIES    SECURITIES DISTRIBUTIONS*  MISCELLANEOUS
---------------------------------------------------------------------------------------------------
    [_]                        First           [_]           [ ]    Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              state**
                                          in other
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
    [_]                        First           [_]           [_]    Taxable        May invest in
                               Tier       Up to 10% of              federal and    obligations of
                                          total assets              state**        the
                                          in other                                 International
                                          investment                               Bank for
                                          companies                                Reconstruction
                                                                                   and Development
---------------------------------------------------------------------------------------------------
    [_]
                               First          [_]            [_]    Taxable        May invest in
                               Tier       Up to 10% of              federal and    obligations of
                                          total assets              state**        the
                                          in other                                 International
                                          investment                               Bank for
                                          companies                                Reconstruction
                                                                                   and Development
---------------------------------------------------------------------------------------------------

                               First          [_]                   Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              state**
                                          in other
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
                               First          [_]                   Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              generally
                                          in other                  exempt from
                                          investment                state taxation
                                          companies
---------------------------------------------------------------------------------------------------
                               First          [_]
                               Tier       Up to 10% of              Taxable
                                          total assets              federal and
                                          in other                  state**
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
                                                                                   Under
                               First          [_]                   Taxable        extraordinary
                               Tier       Up to 10% of              federal and    circumstances,
                                          total assets              generally      may hold cash,
                                          in other                  exempt from    U.S. Government
                                          investment                state taxation Securities
                                          companies                                subject to state
                                                                                   taxation or cash
                                                                                   equivalents
---------------------------------------------------------------------------------------------------

                 [_]           First or       [_]            [_]    Tax-exempt     May (but does
            At least 80% of    Second     Up to 10% of              federal and    not currently
            net assets in      Tier       total assets              taxable        intend to)
            Municipal                     in other                  state***       invest up to 20%
            Instruments                   investment                               in AMT
            (except in                    companies                                securities and
            extraordinary                                                          may temporarily
            circumstances)                                                         invest in the
                                                                                   taxable money
                                                                                   market
                                                                                   instruments
                                                                                   described herein
---------------------------------------------------------------------------------------------------

                 [_]           First or       [_]            [_]    Tax-exempt     May invest up to
            At least 80% of    Second     Up to 10% of              federal and    100% in AMT
            net assets in      Tier       total assets              taxable        securities and
            Municipal                     in other                  state***       may temporarily
            Instruments                   investment                               invest in the
            (except in                    companies                                taxable money
            extraordinary                                                          market
            circumstances)                                                         instruments
                                                                                   described herein
---------------------------------------------------------------------------------------------------

    * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
   ** Taxable in many states except for distributions from U.S. Treasury obli-gation interest income and certain U.S. Government securities interest income.
  *** Taxable except for distributions from interest on obligations of an in-
      vestor's state of residence in certain states.
 **** To the extent permitted by Rule 2a-7, a Fund holding a security fully supported by a guarantee may substitute the credit quality of the guaran-tee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Fund may also invest in separately traded principal and interest compo-nents of securities guaranteed or issued by the U.S. Treasury if such compo-nents are traded independently under the Separate Trading of Registered Inter-est and Principal of Securities program ("STRIPS").

  The Treasury Instruments and Federal Funds invest in U.S. Treasury Obliga-tions and the Federal Fund may also invest in certain U.S. Government Securi-ties the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and the Student Loan Mar-keting Association.

CUSTODIAL RECEIPTS

  Each Fund (other than the Treasury Obligations, Treasury Instruments, Gov-ernment and Federal Funds) may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered ob-ligations of the U.S. Government.

U.S. AND FOREIGN BANK OBLIGATIONS

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "U.S. Bank Obligations" limited to securities issued or guaranteed by U.S. banks (including certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obligations issued by U.S. subsidiaries of such banks.

  The Money Market and Money Market Plus Funds may also invest in "Foreign Bank Obligations" limited to U.S. dollar-denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the spe-cific obligations or by government regulation.

  The Money Market and Money Market Plus Funds will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), includ-ing bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Funds may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehen-sive regulations which, in the case of U.S. regulations, have undergone sub-stantial changes in the past decade. The enactment of new legislation or regu-lations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included de-regulation of interest rates, increased competition from other types of finan-cial institutions, increased acquisition activity, geographic expansion and, during the late 1980's, an increased number of bank failures. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. See "Foreign Government Obligations--For-eign Risks" below.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "Commercial Paper" (including variable amount master demand notes and as-set-backed commercial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, foreign corporations (Money Market and Money Market Plus Funds only), foreign commercial banks (Money Market and Money Market Plus Funds only) or other entities. In addi-tion, the Funds may invest in other short-term obligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (Money Market and Money Market Plus Funds only) or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "Asset-Backed and Receivables-Backed Securities" which represent participa-tions in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of var-ious types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guar-anteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a fi-nancial institution, or other credit enhancements may be present. To the ex-tent consistent with its investment objectives and policies, each of the Prime Obligations, Money Market and Money Market Plus Funds may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

FOREIGN GOVERNMENT OBLIGATIONS

  The Money Market and Money Market Plus Funds may invest in U.S. dollar-de-nominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Money Market and Money Market Plus Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

  FOREIGN RISKS. Investments in foreign securities and bank obligations may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authori-ties, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS. Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  TYPES OF MUNICIPAL INSTRUMENTS:

                                        TAX-FREE MONEY MARKET AND
                                        MUNICIPAL MONEY MARKET FUNDS
     -------------------------------------------------------------------------
       FIXED RATE NOTES AND SIMILAR     In highest short-term or one of the
       DEBT INSTRUMENTS                 two highest long-term rating
                                        categories
     -------------------------------------------------------------------------
       VARIABLE AND FLOATING RATE       In highest short-term or one of the
       DEMAND INSTRUMENTS               two highest long-term rating
                                        categories
     -------------------------------------------------------------------------
       TAX-EXEMPT COMMERCIAL PAPER      In highest rating category
     -------------------------------------------------------------------------
       MUNICIPAL BONDS                  In one of the two highest rating
                                        categories
     -------------------------------------------------------------------------
       UNRATED NOTES, PAPER, BONDS AND  Determined to be of comparable quality
       OTHER INSTRUMENTS                by Adviser pursuant to criteria
                                        approved by the Trustees

  As a matter of fundamental policy, at least 80% of each of the Tax-Free Money Market and Municipal Money Market Fund's net assets will ordinarily be invested in Municipal Instruments. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments when the Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Prime Obligations, Money Market and Money Market Plus Funds may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securities are attractive compared to other taxable investments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for fed-eral income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at ma-turity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Funds to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When consider-ing whether an obligation meets a Fund's quality standards, the Fund will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand features or other unconditional obligations to support the credit of the issuer of the security. A Fund may consider the ma-turity of a variable or floating rate Municipal Instrument to be shorter than its ultimate stated maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. A Fund may purchase such variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Funds (other than the Treasury Obliga-tions, Treasury Instruments, Government and Federal Funds) may invest in in-dustrial development bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when distributed as "exempt-interest dividends" to shareholders un-der the federal alternative minimum tax. See "Taxes" and "Distributions." Mu-nicipal Fund may invest up to 100% of its assets in private activity bonds. Tax-Free Fund does not currently intend to invest in such bonds. If Tax-Free Fund's policy not to invest in private activity bonds should change in the fu-ture, shareholders would be notified and such investments would not exceed 20% of Tax-Free Fund's net assets.

  OTHER POLICIES. Ordinarily the Tax-Exempt Funds expect that 100% of their portfolio securities will be Municipal Instruments. However, the Funds may hold cash or invest in short-term taxable securities as set forth above. Such Funds may invest 25% or more of the value of their respective total assets in Municipal Instruments which are related in such a way that an economic, busi-ness or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, the Tax-Exempt Funds may invest all of their respective assets in (a) Municipal Instruments the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facili-ties, (b) Municipal Instruments whose issuers are in the same state or (c) in-dustrial development obligations. Concentration of a Fund's investments in these Municipal Instruments will subject the Fund, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Fund (other than the Treasury Obligations, Treasury Instruments, Gov-ernment and Federal Funds) may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding Prime Obligations Fund) which have a branch, agency or subsidiary in the United States. In addition, these Funds may ac-quire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Fund (other than the Treasury Obligations, Treasury Instru-ments, Government and Federal Funds) may acquire the right to sell the secu-rity to another party at a guaranteed price and date.

REPURCHASE AGREEMENTS

  Each Fund (other than the Treasury Instruments Fund) may only enter into re-purchase agreements with primary dealers in U.S. Government Securities. A re-purchase agreement is an agreement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the dif-ference being income to the Fund, and will be unrelated to the interest rate on the purchased security. A Fund's custodian or sub-custodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or prin-cipal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agree-ment, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repurchase agreements entered into by a Fund will be taxable to its shareholders. In addition, each Fund, together with other registered investment companies having management agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint ac-count, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settle-ment time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian or sub-custodian until three days prior to settle-ment date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the for-ward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Al-though a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of each Fund's investments in securities of other investment companies will be subject to the limitations on such invest-ments prescribed by the Investment Company Act. These limits include a prohi-bition on any Fund acquiring more than 3% of the voting shares of any other investment company and a prohibition on investing more than 5% of a Fund's to-tal assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  TAXABLE AND TAX-EXEMPT FUNDS. Each Fund will comply with the conditions for using amortized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those condi-tions relating to maturity, diversification and credit quality. These operat-ing policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information.

  INVESTMENT RESTRICTIONS. Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Treasury Obligations Fund's policy of limiting its in-vestments to U.S. Treasury Obligations and related repurchase agreements is also fundamental. All investment objectives and policies not specifically des-ignated as fundamental are non-fundamental and may be changed without share-holder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of its net assets in illiquid investments, which include fixed time deposits maturing in more than seven days and restricted securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific re-stricted security, will not be deemed to be illiquid investments for purposes of this restriction. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will care-fully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buy-ers become for a time uninterested in purchasing these restricted securities.

  In addition, each Fund may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Fund (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $104.9 billion in assets.

  As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.3 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major invest-ment banking and brokerage firm providing a broad range of financing and in-vestment services both in the United States and abroad.

  Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, in-cluding repurchase agreements, with Goldman Sachs.

  Under the Management Agreement, GSAM continually manages each Fund, includ-ing the purchase, retention and disposition of its securities and other as-sets. In addition, GSAM administers each Fund's business affairs and performs various shareholder servicing functions to the extent not provided by other organizations. The management of each Fund is subject to the supervision of the Trustees and each Fund's investment policies. For these services, the Trust, on behalf of each Fund, pays GSAM a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                                                    FISCAL YEAR
                                                                       ENDED
                                                        CONTRACTUAL DECEMBER 31,
                                                           RATE         1996
                                                        ----------- ------------
Financial Square Prime Obligations Fund................    .205%        .17%
Financial Square Money Market Fund.....................    .205%        .17%
Financial Square Money Market Plus Fund................    .205%         N/A
Financial Square Treasury Obligations Fund.............    .205%        .17%
Financial Square Treasury Instruments Fund.............    .205%         N/A
Financial Square Government Fund.......................    .205%        .17%
Financial Square Federal Fund..........................    .205%         N/A
Financial Square Tax Free Money Market Fund............    .205%        .17%
Financial Square Municipal Money Market Fund...........    .205%         N/A

  A Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreement and is identical to the aggregate advisory and administration fees payable by each Fund under the previously separate investment advisory and administration agreements. For the fiscal year ended December 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects the fact that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled.

  GSAM has agreed not to impose a portion of its management fee and/or to re-duce or otherwise limit the total operating expenses of each Fund (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses). GSAM has no current intention to but may in the future discontinue or modify any of such reductions or limitations at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of shares of each Fund upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Fund.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds in order to increase the assets of the Funds. In-creasing the Fund's assets may enhance investment flexibility and diversifica-tion. Goldman Sachs reserves the right to redeem at any time some or all of the Fund shares acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Funds and other shareholders in deciding whether to redeem its shares.

                                     TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. The Treasury Instruments and Federal Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to continue to qualify for such treatment under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each tax-able year. To qualify as such, each Fund must satisfy certain requirements re-lating to the sources of its income, diversification of its assets and distri-bution of its income to shareholders. As a regulated investment company, each Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any "exempt-interest dividends" paid by the Tax-Exempt Funds, as described below. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the shareholders have held their shares. These tax consequences will apply to distributions of any Fund regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by the Funds in January of a given year will be taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of Municipal Fund that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Funds intend to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in shareholders' fed-eral gross income. Dividends paid by these Funds from interest on tax-exempt obligations and properly designated by the Funds as exempt-interest dividends, including dividends attributable to exempt-interest dividends received by a Fund from other regulated investment companies, will generally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest dividends will be considered in computing the corporate federal alternative minimum tax, and the extent, if any, to which social security or railroad retirement benefits are taxable. Persons who are "substantial users" of facilities financed by certain indus-trial development or private activity bonds should consult their own tax ad-visers before purchasing shares of these Funds. Interest incurred to purchase or carry shares of these Funds will not be deductible for federal income tax purposes to the extent related to exempt-interest dividends paid by the Funds.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Funds.

  If a Fund invests in foreign securities, it may be subject to foreign with-holding or other foreign taxes on income earned on such securities and is ex-pected to be unable to pass such taxes through to shareholders, who therefore are not expected to include such taxes in income or be entitled to claim for-eign tax credits or deductions with respect to such taxes.

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from a Fund. A state income (and possi-bly local income and/or intangible property) tax exemption is generally avail-able to the extent a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable
to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a po-litical subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Fund (other than the Government, Treasury Obli-gations and Money Market Plus Funds) is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. The net asset value of Government, Treasury Obligations and Money Market Plus Funds is determined as of 5:00 p.m. New York time on each Business Day. Net asset value per share for each class of shares of each Fund is calculated by determining the amount of net assets attributable to each class of shares and dividing by the number of shares for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, the Treasury Instruments and Federal Funds will cease, and each other Fund reserves the right to cease, accepting purchase and redemption orders for same Business Day credit at the time PSA recommends that the securities markets close. On days any Fund closes early, purchase and redemption orders received after the PSA recommended closing time will be credited to the next Business Day. In addi-tion, each Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

  Each Fund seeks to maintain a net asset value of $1.00 per share. In this connection, each Fund values its portfolio securities on the basis of amor-tized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For a more complete description of the amortized cost valuation method and its effect on existing and prospec-tive shareholders, see the Statement of Additional Information. There can be no assurance that a Fund will be able at all times to maintain a net asset value per share of $1.00.

                               YIELD INFORMATION

  From time to time, each Fund may advertise its yield, effective yield and average annual total return. Average annual total return is determined by com-puting the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may furnish total return calcula-tions based on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. The yield of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Funds and the Federal and Treasury Instruments Funds may each also quote tax-equivalent yield. Each Fund's tax-equivalent yield is calcu-lated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

  Investors should note that the investment results of a Fund are based on historical performance and will fluctuate over time. Any presentation of a Fund's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an investment may earn or what a Fund's total return, yield, effective yield or tax-equiva-lent yield may be in any future period. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of shares in existence. Because each such class of shares is subject to different expenses, the total return and net yield of such classes of a Fund for the same period may differ. See "Organiza-tion and Shares of the Trust" below.

                     ORGANIZATION AND SHARES OF THE TRUST

  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly se-ries of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have au-thority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by share-holders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes. (Institutions that provide services to holders of FST Pre-ferred Shares, FST Administration Shares or FST Service Shares are referred to in this Prospectus as "Service Organizations").

  When issued, shares are fully paid and nonassessable. In the event of liqui-dation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  Shares of a Fund will be voted seperately by Fund with respect to matters pertaining to that Fund except for the election of Trustees and ratification of independent accountants. For example, shareholders of each Fund are re-quired to approve the adoption of any management agreement relating to that Fund and any changes in fundamental investment restrictions or policies of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund.

  As of April 1, 1997, Harris Trust & Savings Bank, 200 W. Monroe St. Fl 12, Chicago, IL 60606, owned of record 40.64% of the outstanding shares of Trea-sury Instruments Fund.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

                                ADMINISTRATION

  Each Fund has adopted an Administration Plan with respect to the FST Admin-istration Shares which authorizes it to compensate certain institutions for providing account administration services to their customers who are benefi-cial owners of such Shares (each a "Service Organization"). Each Fund will en-ter into agreements with Service Organizations which purchase FST Administra-tion Shares on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organization in an amount up to .25% (on an annualized basis) of the average daily net asset value of the FST Administration Shares of that Fund attributable to or held in the name of the Service Organization for its customers. The services provided by a Service Organization may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for its customers, and processing orders to purchase, redeem and exchange FST Administration Shares for its customers.

  For the fiscal year ended December 31, 1996, the Trust, on behalf of the Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, Govern-ment Fund and Tax-Free Fund paid Service Organizations fees at the annual rate of .25% of each Fund's average daily net assets attributable to FST Adminis-tration Shares.

  Holders of FST Administration Shares of a Fund will bear all expenses and fees paid to Service Organizations with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of FST Administration Shares in connection with their cus-tomer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Fund.

  All inquiries of beneficial owners of FST Administration Shares of the Funds should be directed to such owners' Service Organization.

                              PURCHASE OF SHARES

  It is expected that all direct purchasers of FST Administration Shares will be Service Organizations or their nominees, which may purchase FST Administra-tion Shares of the Funds through Goldman Sachs. Customers of Service Organiza-tions may invest in such shares only through their Service Organizations.

  As set forth below, FST Administration Shares of the Funds may be purchased on any Business Day at the net asset value next determined after receipt from the Service Organization of both the purchase order and the purchase amount in federal funds. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention:
Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring federal funds to The Northern Trust Company ("Northern"), Chicago, Illinois, as the sub-custodian for State Street Bank and Trust Company ("State Street").

  Purchases of FST Administration Shares may also be made by a Service Organi-zation by delivering a Federal Reserve draft or check (except that a third party check will not be accepted) payable only to the appropriate Fund and drawn on a U.S. bank to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two Business Days after receipt. FST Administration Shares purchased by check may not be redeemed until the check has cleared, as described under "Redemp-tion of Shares."

  Purchases of shares of any Fund may also be made through an Automated Clear-ing House ("ACH") transfer to Goldman Sachs Trust c/o Northern, as subcustodian for State Street. Purchase orders are effected at the net asset value next determined after receipt of both the purchase order and the pur-chase amount in federal funds. It is expected that ACH transfers will ordinar-ily be converted to federal funds on the Business Day following receipt of the ACH transfer.

  FST Administration Shares of each Fund are deemed to have been purchased when an order becomes effective and are entitled to dividends on FST Adminis-tration Shares purchased as follows:

-------------------------------------------------------------------------------

   IF ORDER IS RECEIVED FROM A SERVICE
   ORGANIZATION BY GOLDMAN SACHS                    DIVIDENDS BEGIN
   -----------------------------------              ---------------
          (1) In the case of the Taxable and Tax-
            Advantaged Funds (except for
            Government, Treasury Obligations and
            Money Market Plus Funds)
   By:    3:00 p.m.--N.Y. time                      Same Business Day
---------------------------------------------------------------------
   After: 3:00 p.m.--N.Y. time                      Next Business Day
---------------------------------------------------------------------
          (2) In the case of the Government,
          Treasury Obligations and Money Market
          Plus Funds
   By:    5:00 p.m.--N.Y. time                      Same Business Day
---------------------------------------------------------------------
   After: 5:00 p.m.--N.Y. time                      Next Business Day
---------------------------------------------------------------------
          (3) In the case of the Municipal Fund
   By:    1:00 p.m.--N.Y. time                      Same Business Day
---------------------------------------------------------------------
   After: 1:00 p.m.--N.Y. time                      Next Business Day
---------------------------------------------------------------------
          (4) In the case of the Tax-Free Fund
   By:    2:00 p.m.--N.Y. time                      Same Business Day
---------------------------------------------------------------------
   After: 2:00 p.m.--N.Y. time                      Next Business Day
---------------------------------------------------------------------

   The Service Organizations are responsible for timely transmittal of pur-chase orders to Goldman Sachs and federal funds to Northern. In order to fa-cilitate timely transmittal, the Service Organizations have established times by which purchase orders and federal funds must be received by them.

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  FST Administration Shares of a Fund are purchased at the net asset value per share without the imposition of a sales charge. Goldman Sachs, as each Fund's transfer agent, will maintain a complete record of transactions and FST Admin-istration Shares held in each record holder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The minimum initial investment requirement is $10 million, which may be al-located among the Funds. The Trust and Goldman Sachs each reserves the right to waive the minimum investment requirement. A Service Organization may impose a minimum amount for initial and subsequent investments in FST Administration Shares of the Funds, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organizations for further information concerning such requirements and charges. A Service Organization may purchase FST Administration Shares in connection with sweep account pro-grams.

SUBSEQUENT INVESTMENTS

  There is no minimum amount required for subsequent investments. Orders for the purchase of additional FST Administration Shares should be accompanied by information identifying the account and the Fund in which FST Administration Shares are to be purchased.

                            REPORTS TO SHAREHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semi-annual report to record holders of FST Administration Shares of each Fund, including Service Organizations who hold such Shares for the benefit of their customers. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to shareholders of record. Service Organizations will be responsible for providing similar services to their own customers who are the beneficial own-ers of such Shares.

                                 DISTRIBUTIONS

  All or substantially all of each Fund's net investment income will be de-clared daily (as of 4:00 p.m. New York time for each Fund other than the Gov-ernment, Treasury Obligations and Money Market Plus Funds and as of 5:00 p.m. New York time for the Government, Treasury Obligations and Money Market Plus Funds) as a dividend and distributed to Service Organizations monthly. Distri-butions will be made in additional FST Administration Shares of the same Fund or, at the election of a Service Organization, in cash. The election to rein-vest dividends and distributions or receive them in cash may be changed by a Service Organization at any time upon written notice to Goldman Sachs. If no election is made, all dividends and capital gain distributions will be rein-vested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in ac-cordance with the requirements of the Code and may be reflected in the Fund's daily distributions. Each Fund may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distri-butions, a portion of any net capital gains realized on the disposition of se-curities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the net asset value of the Fund, they are not ex-pected to be of an amount which would affect the Fund's net asset value of $1.00 per share.

  The income declared as a dividend for the Treasury Obligations, Government and Money Market Plus Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

  A Fund's net investment income consists of the excess of (i) accrued inter-est or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Fund from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Fund, in-cluding a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  FST Administration Shares of each Fund may be exchanged by Service Organiza-tions for shares of the corresponding class of any Fund or Portfolio of Goldman Sachs Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by calling Goldman Sachs at 800-621-2550. All telephone ex-changes must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is being made. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Shares" to confirm that such instructions are genuine. Exchanges are available only in states where the exchange may legally be made. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice.

                             REDEMPTION OF SHARES

HOW TO REDEEM

  Customers of Service Organizations may redeem FST Administration Shares of a Fund through their respective Service Organizations. The Service Organizations are responsible for the transmittal of redemption requests by their customers to Goldman Sachs. In order to facilitate timely transmittal of redemption re-quests, Service Organizations have established procedures by which redemption requests must be made and times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

  A Service Organization may redeem such Shares without charge upon request on any Business Day at the net asset value next determined after receipt by Goldman Sachs of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. A Service Organization may request re-demptions by telephone only if the optional telephone redemption privilege has been elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implement-ed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by tele-phone. A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Statement of Additional Infor-mation. Goldman Sachs reserves the right to redeem accounts with balances be-low $500.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemption request has been properly authorized. A redemption re-quest will not be considered to have been received in proper form until such additional documentation has been submitted to Goldman Sachs by the Service Organization. The payment of redemption proceeds for FST Administration Shares recently purchased by check will be delayed for up to 15 days until the check has cleared.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the record holder of FST Administration Shares.

-------------------------------------------------------------------------------

     REDEMPTION REQUEST
        RECEIVED FROM                REDEMPTION
    SERVICE ORGANIZATION              PROCEEDS
      BY GOLDMAN SACHS               ORDINARILY                DIVIDENDS
    --------------------             ----------                ---------
 (1) In the case of the Taxable and Tax-Advantaged Funds (except for
  Government, Treasury Obligations and Money Market Plus Funds)
 By:3:00 p.m.--N.Y. time      Wired Same Business Day     Not earned on Day
                                                          request is received
-----------------------------------------------------------------------------
 After:3:00 p.m.--N.Y. time   Wired Next Business Day     Earned on Day
                                                          request is received
-----------------------------------------------------------------------------
 (2) In the case of the Government, Treasury Obligations and Money Market
  Plus Funds
 By:5:00 p.m.--N.Y. time      Wired Same Business Day     Not earned on Day
                                                          request is received
-----------------------------------------------------------------------------
 After:5:00 p.m.--N.Y. time   Wired Next Business Day     Earned on Day
                                                          request is received
-----------------------------------------------------------------------------
 (3) In the case of the Municipal Fund
 By:12:00 noon--N.Y. time     Wired Same Business Day     Not earned on Day
                                                          request is received
-----------------------------------------------------------------------------
 After:12:00 noon--N.Y. time  Wired Next Business Day     Earned on Day
                                                          request is received
-----------------------------------------------------------------------------
 (4) In the case of the Tax-Free Fund
 By:1:00 p.m.--N.Y. time      Wired Same Business Day     Not earned on Day
                                                          request is received
-----------------------------------------------------------------------------
 After:1:00 p.m.--N.Y. time   Wired Next Business Day     Earned on Day
                                                          request is received
-----------------------------------------------------------------------------

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the Service Organization's bank account desig-nated in the Account Information Form. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Busi-ness Days after receipt of the Service Organization's properly executed re-demption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of intermediaries or the FST Administration Shareholder's Service Organization in the transfer process. If a problem with such performance arises, the FST Administration Shareholder should deal directly with such intermediaries or Service Organization.

OTHER REDEMPTION INFORMATION

  A minimum account balance of $10 million is required to remain a FST Admin-istration Shareholder. The Funds may redeem all of the FST Administration Shares of any FST Administration Shareholder whose account has a net asset value which is less than the minimum described above. The Trust will give sixty (60) days' prior written notice to such Shareholders whose FST Administration Shares are being redeemed to allow them to purchase sufficient additional FST Administration Shares to avoid such redemption.

                               ----------------

                                   APPENDIX

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Fund with your correct Social Secu-rity or other Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, ex-changes and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Reve-nue Service (IRS). Backup withholding could apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account estab-lished under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup with-holding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such with-holding should cease, you must cross out item (2) in the certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securi-ties and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a com-pleted Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to non-resident alien withhold-ing of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS
FST ADMINISTRATION SHARES
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-621-2550

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Shareholder and Fund Expenses..............................................   2
Financial Highlights.......................................................   4
An Introduction to the Funds...............................................  10
Investment Policies Matrix.................................................  12
Description of Securities and Investment Techniques........................  14
Investment Limitations.....................................................  19
Management.................................................................  20
Taxes......................................................................  21
Net Asset Value............................................................  23
Yield Information..........................................................  23
Organization and Shares of the Trust.......................................  24
Administration.............................................................  25
Purchase of Shares.........................................................  25
Reports to Shareholders....................................................  27
Distributions..............................................................  27
Exchanges..................................................................  28
Redemption of Shares.......................................................  28
Appendix................................................................... A-1



FSPROADMM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS

                            FINANCIAL SQUARE FUNDS

                           FST ADMINISTRATION SHARES

                                  -----------

                                  PROSPECTUS

                                  -----------


                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS
                            FINANCIAL SQUARE FUNDS
                              FST SERVICE SHARES
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is a no-load, open-end, management invest-ment company (a "mutual fund") which includes the Financial Square Funds (the "Funds"). This Prospectus relates only to the offering of FST Service shares of beneficial interest ("FST Service Shares") of the Funds. Goldman Sachs As-set Management, a separate operating division of Goldman, Sachs & Co., serves as each Fund's investment adviser. Goldman, Sachs & Co. serves as each Fund's distributor and transfer agent.

  The following Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Funds may invest in diversified portfolios of the following types of instruments:

  Financial Square Prime Obligations Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  Financial Square Money Market Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obliga-tions of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign govern-ments, states, municipalities and other entities, and repurchase agreements.

  Financial Square Money Market Plus Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obli-gations of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign gov-ernments, states, municipalities and other entities, and repurchase agree-ments. In order to obtain a rating from a rating organization, the Fund will observe special investment restrictions.

  Financial Square Treasury Obligations Fund. Securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities.

  Financial Square Treasury Instruments Fund. Securities issued or guaranteed by the U.S. Treasury, the interest income from which is generally exempt from state income taxation.

  Financial Square Government Fund. Securities of the U.S. Government, its agencies, authorities, and instrumentalities, and repurchase agreements relat-ing to such securities.

  Financial Square Federal Fund. Securities of the U.S. Government and certain of its agencies, authorities and instrumentalities, the interest income from which is generally exempt from state income taxation.


  Financial Square Tax-Free Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes and not an item of tax preference under the federal alternative minimum tax.

  Financial Square Municipal Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or state and local taxes).

  AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOV-ERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION............ Goldman Sachs Funds--Toll Free: 800-621-2550

This Prospectus provides you with information about the Funds that you should know before investing in FST Service Shares. It should be read and retained for future reference. If you would like more detailed information, the State-ment of Additional Information dated May 1, 1997, as amended or supplemented from time to time, is available upon request without charge from Service Orga-nizations, as defined herein, or by calling the telephone number listed above or by writing Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all Funds are available in certain states. Please call the phone number listed above to determine availability in your state. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.

-------------------------------------------------------------------------------

FST SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVEST-MENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 1, 1997.

                         SHAREHOLDER AND FUND EXPENSES
                              FST SERVICE SHARES

                                                     FINANCIAL                                              FINANCIAL FINANCIAL
                                FINANCIAL  FINANCIAL  SQUARE    FINANCIAL   FINANCIAL                        SQUARE    SQUARE
                                 SQUARE     SQUARE     MONEY     SQUARE      SQUARE    FINANCIAL  FINANCIAL TAX-FREE  MUNICIPAL
                                  PRIME      MONEY    MARKET    TREASURY    TREASURY     SQUARE    SQUARE     MONEY     MONEY
                               OBLIGATIONS  MARKET     PLUS    OBLIGATIONS INSTRUMENTS GOVERNMENT  FEDERAL   MARKET    MARKET
                                  FUND       FUND      FUND       FUND        FUND        FUND      FUND      FUND      FUND
                               ----------- --------- --------- ----------- ----------- ---------- --------- --------- ---------
SHAREHOLDER
 TRANSACTION EXPENSES
 Maximum Sales Charge
  Imposed on
  Purchases...........            None       None      None       None        None        None      None      None      None
 Sales Charge Imposed
  on Reinvested
  Distributions.......            None       None      None       None        None        None      None      None      None
 Deferred Sales Load
  Imposed
  on Redemptions......            None       None      None       None        None        None      None      None      None
 Exchange Fee.........            None       None      None       None        None        None      None      None      None
ANNUAL OPERATING EXPENSES (1)
 (as a percentage of average
 daily net assets)
 Management Fees
  (after limitations)
  (2) ................            0.17%      0.17%     0.17%      0.17%       0.17%       0.17%     0.17%     0.17%     0.17%
 Other Expenses
  Service Fees........            0.50%      0.50%     0.50%      0.50%       0.50%       0.50%     0.50%     0.50%     0.50%
  Other Expenses
   (after
   expense
   limitations) (3)...            0.01%      0.01%     0.01%      0.01%       0.01%       0.01%     0.01%     0.01%     0.01%
                                  ----       ----      ----       ----        ----        ----      ----      ----      ----
TOTAL OPERATING EXPENSES (4).     0.68%      0.68%     0.68%      0.68%       0.68%       0.68%     0.68%     0.68%     0.68%
                                  ====       ====      ====       ====        ====        ====      ====      ====      ====

EXAMPLE OF EXPENSES
  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Financial Square Prime Obligations Fund...  $ 7     $22     $38     $85
     Financial Square Money Market Fund........  $ 7     $22     $38     $85
     Financial Square Money Market Plus Fund...  $ 7     $22     N/A     N/A
     Financial Square Treasury Obligations
      Fund.....................................  $ 7     $22     $38     $85
     Financial Square Treasury Instruments
      Fund.....................................  $ 7     $22     N/A     N/A
     Financial Square Government Fund..........  $ 7     $22     $38     $85
     Financial Square Federal Fund.............  $ 7     $22     N/A     N/A
     Financial Square Tax-Free Money Market
      Fund.....................................  $ 7     $22     $38     $85
     Financial Square Municipal Money Market
      Fund.....................................  $ 7     $22     N/A     N/A

--------
(1) Based on estimated amounts for the current fiscal year for the Financial Square Money Market Plus, Financial Square Treasury Instruments, Financial Square Federal and Financial Square Municipal Money Market Funds.

(2) The Investment Adviser has voluntarily agreed not to impose 0.035% of its management fee for each Fund. Without such limitation, management fees for each Fund would be 0.205%.

(3) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, fees payable to Service Organi-zations, as defined herein, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such ex-penses exceed 0.01% of a Fund's average daily net assets.

(4) Without the limitations described above, "Other Expenses" and "Total Oper-ating Expenses" of the Financial Square Prime Obligations, Financial Square Money Market, Financial Square Treasury Obligations, Financial Square Government and Financial Square Tax-Free Money Market Funds for the fiscal year ended December 31, 1996, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Financial Square Prime Obligations Fund...................    .025%      .73%
   Financial Square Money Market Fund........................    .025%      .73%
   Financial Square Treasury Obligations Fund................    .035%      .74%
   Financial Square Government Fund..........................    .035%      .74%
   Financial Square Tax-Free Money Market Fund...............    .025%      .73%

  In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Financial Square Money Market Plus, Finan-cial Square Treasury Instruments, Financial Square Federal and Financial Square Municipal Money Market Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Financial Square Money Market Plus Fund...................    .035%      .74%
   Financial Square Treasury Instruments Fund................    .125%      .83%
   Financial Square Federal Fund.............................    .095%      .80%
   Financial Square Municipal Money Market Fund..............    .285%      .99%

  The information set forth in the foregoing table and hypothetical example relates only to FST Service Shares of the Funds. The Funds also offer FST Shares, FST Preferred Shares and FST Administration Shares. The other classes of the Funds are subject to different fees and expenses (which affect perfor-mance) and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  Service Organizations may charge other fees to their customers who are the beneficial owners of FST Service Shares in connection with their customers' accounts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s rules regarding investment companies. See "Additional Services." Such fees, if any, may affect the return such customers realize with respect to their investments.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicat-ed. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a share (of the class specified) of the Financial Square Prime Obligations, Financial Square Money Market, Financial Square Treasury Obligations, Financial Square Government and Financial Square Tax-Free Money Market Funds outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to shareholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

  Financial Square Municipal Money Market, Financial Square Money Market Plus, Financial Square Federal and Financial Square Treasury Instruments Funds had no operations during the fiscal year ended December 31, 1996. Accordingly, there are no selected per share data and ratios presented for these Funds.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                    RATIO OF NET RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                  NET ASSET            EXPENSES TO   INVESTMENT
                  VALUE AT     NET         GAIN      INCOME FROM DISTRIBUTIONS VALUE AT               AVERAGE     INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO          END      TOTAL        NET      AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.    $1.00    $0.0529      $  --        $0.0529     $(0.0529)     $1.00     5.41%        0.18%        5.29%
1996-FST Pre-
ferred
shares(c).......     1.00     0.0346         --         0.0346      (0.0346)      1.00     5.28(b)      0.28(b)      5.19(b)
1996-FST Admin-
istration
shares..........     1.00     0.0506         --         0.0506      (0.0506)      1.00     5.14         0.43         5.06
1996-FST Service
shares..........     1.00     0.0478         --         0.0478      (0.0478)      1.00     4.88         0.68         4.78
1995-FST shares.     1.00     0.0586         --         0.0586      (0.0586)      1.00     6.02         0.18         5.86
1995-FST Admin-
istration
shares..........     1.00     0.0559         --         0.0559      (0.0559)      1.00     5.75         0.43         5.59
1995-FST Service
shares..........     1.00     0.0533         --         0.0533      (0.0533)      1.00     5.49         0.68         5.33
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST
shares(d).......     1.00     0.0401         --         0.0401      (0.0401)      1.00     4.38(b)      0.18(b)      4.38(b)
1994-FST Admin-
istration
shares(d).......     1.00     0.0383         --         0.0383      (0.0383)      1.00     4.12(b)      0.43(b)      4.18(b)
1994-FST Service
shares(d).......     1.00     0.0364         --         0.0364      (0.0364)      1.00     3.86(b)      0.68(b)      3.98(b)
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1994-FST shares.     1.00     0.0311      0.0002        0.0313      (0.0313)      1.00     3.18         0.17         3.11
1994-FST Admin-
istration
shares..........     1.00     0.0286      0.0002        0.0288      (0.0288)      1.00     2.92         0.42         2.86
1994-FST Service
shares..........     1.00     0.0261      0.0002        0.0263      (0.0263)      1.00     2.66         0.67         2.61
1993-FST shares.     1.00     0.0360      0.0007        0.0367      (0.0367)      1.00     3.75         0.18         3.60
1993-FST Admin-
istration
shares(e).......     1.00     0.0068      0.0001        0.0069      (0.0069)      1.00     3.02(b)      0.44(b)      2.96(b)
1993-FST Service
shares..........     1.00     0.0301      0.0007        0.0308      (0.0308)      1.00     3.23         0.68         3.01
1992-FST shares.     1.00     0.0572      0.0002        0.0574      (0.0574)      1.00     5.99         0.18         5.72
1992-FST Service
shares(e).......     1.00     0.0027         --         0.0027      (0.0027)      1.00     4.10(b)      0.66(b)      4.10(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     1.00     0.0727         --         0.0727      (0.0727)      1.00     8.27(b)      0.18(b)      8.04(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.  $3,901,797    0.23%        5.24%
1996-FST Pre-
ferred
shares(c).......     127,126    0.33(b)      5.14(b)
1996-FST Admin-
istration
shares..........     215,898    0.48         5.01
1996-FST Service
shares..........     115,154    0.73         4.73
1995-FST shares.   3,295,791    0.22         5.82
1995-FST Admin-
istration
shares..........     147,894    0.47         5.55
1995-FST Service
shares..........      65,278    0.72         5.29
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST
shares(d).......   2,774,849    0.24(b)      4.32(b)
1994-FST Admin-
istration
shares(d).......      66,113    0.49(b)      4.12(b)
1994-FST Service
shares(d).......      41,372    0.74(b)      3.92(b)
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1994-FST shares.   1,831,413    0.25         3.03
1994-FST Admin-
istration
shares..........      35,250    0.50         2.78
1994-FST Service
shares..........      14,001    0.75         2.53
1993-FST shares.     813,126    0.25         3.53
1993-FST Admin-
istration
shares(e).......       1,124    0.52(b)      2.88(b)
1993-FST Service
shares..........         336    0.75         2.94
1992-FST shares.     917,073    0.27         5.63
1992-FST Service
shares(e).......         118    0.74(b)      4.02(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     578,495    0.28(b)      7.94(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
(e) FST Administration share and FST Service share activity commenced during November of 1992 and January of 1992, respectively.
(f) Commencement of operations.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund

--------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                                 RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                  NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET         GAIN      INCOME FROM DISTRIBUTIONS VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO          END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-----------------
1996-FST shares.    $1.00    $0.0533      $0.0001      $0.0534     $(0.0534)     $1.00     5.45%        0.18%        5.33%
1996-FST
Preferred
shares(c).......     1.00     0.0348        --          0.0348      (0.0348)      1.00     5.31(b)      0.28(b)      5.23(b)
1996-FST
Administration
shares..........     1.00     0.0504       0.0001       0.0505      (0.0505)      1.00     5.19         0.43         5.04
1996-FST Service
shares..........     1.00     0.0484        --          0.0484      (0.0484)      1.00     4.93         0.68         4.84
1995-FST shares.     1.00     0.0589        --          0.0589      (0.0589)      1.00     6.07         0.15         5.89
1995-FST
Administration
shares..........     1.00     0.0561        --          0.0561      (0.0561)      1.00     5.80         0.40         5.61
1995-FST Service
shares(d).......     1.00     0.0231        --          0.0231      (0.0231)      1.00     5.41(b)      0.65(b)      4.93(b)
FOR THE PERIOD ENDED
DECEMBER 31,
--------------------
1994-FST
shares(d).......     1.00     0.0305        --          0.0305      (0.0305)      1.00     4.91(b)      0.11(b)      4.88(b)
1994-FST
Administration
shares(d).......     1.00     0.0298        --          0.0298      (0.0298)      1.00     4.65(b)      0.36(b)      4.82(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-----------------
1996-FST shares.  $2,540,366    0.23%        5.28%
1996-FST
Preferred
shares(c).......      17,510    0.33(b)      5.18(b)
1996-FST
Administration
shares..........     165,766    0.48         4.99
1996-FST Service
shares..........     234,376    0.73         4.79
1995-FST shares.   2,069,197    0.23         5.81
1995-FST
Administration
shares..........     137,412    0.48         5.53
1995-FST Service
shares(d).......       4,219    0.73(b)      4.85(b)
FOR THE PERIOD ENDED
DECEMBER 31,
--------------------
1994-FST
shares(d).......     862,971    0.25(b)      4.74(b)
1994-FST
Administration
shares(d).......      66,560    0.50(b)      4.68(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)FST Preferred share activity commenced on May 1, 1996.
(d)FST, FST Administration and FST Service share activity commenced May 18, 1994, May 20, 1994 and July 14, 1995, respectively.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                                     RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                                           RATIO OF NET  INVESTMENT
                  VALUE AT     NET      GAIN (LOSS)  INCOME FROM DISTRIBUTIONS   NET ASSET              EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO         VALUE AT      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  END OF PERIOD RETURN(A)     ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.    $1.00    $0.0522      $0.0003      $0.0525     $(0.0524)       $1.00       5.35%        0.18%        5.22%
1996-FST
Preferred
shares(c).......     1.00     0.0342       0.0001       0.0343      (0.0343)        1.00       5.24(b)      0.28(b)      5.11(b)
1996-FST
Administration
shares..........     1.00     0.0497       0.0002       0.0499      (0.0498)        1.00       5.09         0.43         4.97
1996-FST Service
shares..........     1.00     0.0472       0.0002       0.0474      (0.0474)        1.00       4.83         0.68         4.72
1995-FST shares.     1.00     0.0573       0.0005       0.0578      (0.0578)        1.00       5.96         0.18         5.73
1995-FST
Administration
shares..........     1.00     0.0547       0.0005       0.0552      (0.0552)        1.00       5.69         0.43         5.47
1995-FST Service
shares..........     1.00     0.0521       0.0005       0.0526      (0.0526)        1.00       5.43         0.68         5.21
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1994-FST
shares(d).......     1.00     0.0379      (0.0001)      0.0378      (0.0378)        1.00       4.23(b)      0.18(b)      4.13(b)
1994-FST
Administration
shares(d).......     1.00     0.0388      (0.0001)      0.0387      (0.0387)        1.00       3.97(b)      0.43(b)      4.24(b)
1994-FST Service
shares(d).......     1.00     0.0349      (0.0001)      0.0348      (0.0348)        1.00       3.71(b)      0.68(b)      3.82(b)
FOR THE YEAR ENDED JANUARY 31,
----------------
1994-FST shares.     1.00     0.0301       0.0007       0.0308      (0.0307)        1.00       3.11         0.17         3.01
1994-FST
Administration
shares..........     1.00     0.0276       0.0006       0.0282      (0.0281)        1.00       2.85         0.42         2.76
1994-FST Service
shares..........     1.00     0.0251       0.0008       0.0259      (0.0256)        1.00       2.60         0.67         2.51
1993-FST shares.     1.00     0.0342       0.0012       0.0354      (0.0355)        1.00       3.69         0.18         3.42
1993-FST
Administration
shares(e) ......     1.00     0.0009        --          0.0009      (0.0009)        1.00       2.83(b)      0.43(b)      2.83(b)
1993-FST Service
shares..........     1.00     0.0296       0.0016       0.0312      (0.0309)        1.00       3.17         0.68         2.96
1992-FST shares.     1.00     0.0549       0.0015       0.0564      (0.0561)        1.00       5.84         0.18         5.49
1992-FST Service
shares(e).......     1.00     0.0113       0.0006       0.0119      (0.0116)        1.00       4.47(b)      0.68(b)      3.77(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     1.00     0.0600       0.0006       0.0606      (0.0605)        1.00       8.06(b)      0.21(b)      7.74(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.  $2,291,051    0.24%        5.16%
1996-FST
Preferred
shares(c).......      46,637    0.34(b)      5.05(b)
1996-FST
Administration
shares..........     536,895    0.49         4.91
1996-FST Service
shares..........     220,560    0.74         4.66
1995-FST shares.   1,587,715    0.23         5.68
1995-FST
Administration
shares..........     283,186    0.48         5.42
1995-FST Service
shares..........     139,117    0.73         5.16
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1994-FST
shares(d).......     958,196    0.25(b)      4.06(b)
1994-FST
Administration
shares(d).......      82,124    0.50(b)      4.17(b)
1994-FST Service
shares(d).......      81,162    0.75(b)      3.75(b)
FOR THE YEAR ENDED JANUARY 31,
----------------
1994-FST shares.     812,420    0.24         2.94
1994-FST
Administration
shares..........      24,485    0.49         2.69
1994-FST Service
shares..........      35,656    0.74         2.44
1993-FST shares.     776,181    0.26         3.34
1993-FST
Administration
shares(e) ......           1    0.51(b)      2.75(b)
1993-FST Service
shares..........       5,155    0.76         2.88
1992-FST shares.     413,171    0.28         5.39
1992-FST Service
shares(e).......       3,634    0.78(b)      3.67(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     229,988    0.34(b)      7.61(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)FST Preferred share activity commenced on May 1, 1996.
(d)The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
(e)FST Administration and FST Service share activity commenced during January of 1993 and October of 1991, respectively.
(f)Commencement of operations.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund

-------------------------------------------------------------------------------

                                                INCOME FROM INVESTMENT OPERATIONS
                                             ----------------------------------------
                                   NET ASSET                                 TOTAL
                                   VALUE AT     NET     NET REALIZED GAIN INCOME FROM DISTRIBUTIONS  NET ASSET
                                   BEGINNING INVESTMENT   ON INVESTMENT   INVESTMENT       TO       VALUE AT END   TOTAL
                                   OF PERIOD   INCOME     TRANSACTIONS    OPERATIONS  SHAREHOLDERS   OF PERIOD   RETURN(A)
          ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
DECEMBER 31,
------------------
1996-FST shares......                $1.00    $0.0525        $0.0001        $0.0526     $(0.0526)      $1.00       5.38%
1996-FST Preferred
shares(c)............                 1.00     0.0344         0.0001         0.0345      (0.0345)       1.00       5.26(b)
1996-FST Administra-
tion shares..........                 1.00     0.0501         0.0001         0.0502      (0.0502)       1.00       5.12
1996-FST Service
shares...............                 1.00     0.0474         0.0001         0.0475      (0.0475)       1.00       4.86
1995-FST shares......                 1.00     0.0581         0.0001         0.0582      (0.0582)       1.00       6.00
1995-FST Administra-
tion shares..........                 1.00     0.0554         0.0001         0.0555      (0.0555)       1.00       5.74
1995-FST Service
shares(d)............                 1.00     0.0320          --            0.0320      (0.0320)       1.00       5.40(b)
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST shares(e)...                 1.00     0.0424          --            0.0424      (0.0424)       1.00       4.36(b)
1994-FST Administra-
tion shares(e).......                 1.00     0.0426          --            0.0426      (0.0426)       1.00       4.10(b)
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1993-FST shares(d)...                 1.00     0.0256         0.0001         0.0257      (0.0257)       1.00       3.14(b)
1993-FST Administra-
tion shares(d).......                 1.00     0.0120         0.0001         0.0121      (0.0121)       1.00       2.87(b)
                                                                              RATIOS ASSUMING NO
                                                                            WAIVER OF FEES AND NO
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                RATIO OF NET                           RATIO OF NET
                                   RATIO OF NET  INVESTMENT       NET       RATIO OF    INVESTMENT
                                   EXPENSES TO   INCOME TO   ASSETS AT END EXPENSES TO  INCOME TO
                                   AVERAGE NET  AVERAGE NET    OF PERIOD   AVERAGE NET AVERAGE NET
                                      ASSETS       ASSETS     (IN 000'S)     ASSETS       ASSETS
          ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
DECEMBER 31,
------------------
1996-FST shares......                  0.18%        5.25%      $858,769       0.24%        5.19%
1996-FST Preferred
shares(c)............                  0.28(b)      5.14(b)         112       0.34(b)      5.08(b)
1996-FST Administra-
tion shares..........                  0.43         5.01        145,108       0.49         4.95
1996-FST Service
shares...............                  0.68         4.74        223,554       0.74         4.68
1995-FST shares......                  0.18         5.81        743,884       0.24         5.75
1995-FST Administra-
tion shares..........                  0.43         5.54         82,386       0.49         5.48
1995-FST Service
shares(d)............                  0.68(b)      5.08(b)      14,508       0.74(b)      5.02(b)
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST shares(e)...                  0.15(b)      4.64(b)     258,350       0.25(b)      4.54(b)
1994-FST Administra-
tion shares(e).......                  0.40(b)      4.67(b)      54,253       0.50(b)      4.57(b)
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1993-FST shares(d)...                  0.08(b)      3.10(b)      44,697       0.59(b)      2.59(b)
1993-FST Administra-
tion shares(d).......                  0.35(b)      2.85(b)      14,126       0.76(b)      2.44(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) FST share, FST Administration share and FST Service share activity com-menced April 6, 1993, September 1, 1993 and May 16, 1995, respectively.
(e) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund

--------------------------------------------------------------------------------

                                     INCOME FROM INVESTMENT OPERATIONS
                                     ---------------------------------------
                              NET                      NET         TOTAL
                             ASSET     NET          REALIZED      INCOME                     NET ASSET            RATIO OF NET
                           VALUE AT  INVEST-         GAIN ON       FROM        DISTRIBUTIONS VALUE AT             EXPENSES TO
                           BEGINNING   MENT        INVESTMENT   INVESTMENT          TO        END OF     TOTAL    AVERAGE NET
                           OF PERIOD  INCOME      TRANSACTIONS  OPERATIONS     SHAREHOLDERS   PERIOD   RETURN (A)    ASSETS
              -----------------------------------------------------------------------------------------------------------
For the Year
Ended December
31,
--------------
1996-FST shares.             $1.00   $     0.0335          --    $     0.0335    $(0.0335)     $1.00      3.39%       0.18%
1996-FST Pre-
ferred
shares(c).......              1.00         0.0218          --          0.0218     (0.0218)      1.00      3.30(b)     0.28(b)
1996-FST Admin-
istration
shares..........              1.00         0.0310          --          0.0310     (0.0310)      1.00      3.13        0.43
1996-FST Service
shares..........              1.00         0.0285          --          0.0285     (0.0285)      1.00      2.88        0.68
1995-FST shares.              1.00         0.0381          --          0.0381     (0.0381)      1.00      3.89        0.14
1995-FST Admin-
istration
shares..........              1.00         0.0354          --          0.0354     (0.0354)      1.00      3.63        0.39
1995-FST Service
shares..........              1.00         0.0332          --          0.0332     (0.0332)      1.00      3.38        0.64
For the Period
Ended December
31,
--------------
1994-FST
shares(d).......              1.00         0.0156          --          0.0156     (0.0156)      1.00      3.41(b)     0.07(b)
1994-FST
Administration shares(d).     1.00         0.0136          --          0.0136     (0.0136)      1.00      3.19(b)     0.32(b)
1994-FST Service
shares(d).......              1.00         0.0091          --          0.0091     (0.0091)      1.00      3.11(b)     0.57(b)
                                                      RATIOS ASSUMING NO
                                                    WAIVER OF FEES AND NO
                                                     EXPENSE LIMITATIONS
                                                   ------------------------
                           RATIO OF NET    NET                 RATIO OF NET
                            INVESTMENT  ASSETS AT   RATIO OF    INVESTMENT
                            INCOME TO     END OF   EXPENSES TO  INCOME TO
                           AVERAGE NET    PERIOD   AVERAGE NET AVERAGE NET
                              ASSETS    (IN 000'S)   ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
For the Year
Ended December
31,
--------------
1996-FST shares.               3.35%     $440,838     0.23%        3.30%
1996-FST Pre-
ferred
shares(c).......               3.26(b)     28,731     0.33(b)      3.21(b)
1996-FST Admin-
istration
shares..........               3.10        51,661     0.48         3.05
1996-FST Service
shares..........               2.85        19,855     0.73         2.80
1995-FST shares.               3.81       448,367     0.24         3.71
1995-FST Admin-
istration
shares..........               3.54        20,939     0.49         3.44
1995-FST Service
shares..........               3.32        19,860     0.74         3.22
For the Period
Ended December
31,
--------------
1994-FST
shares(d).......               3.42(b)    183,570     0.31(b)      3.18(b)
1994-FST
Administration shares(d).      3.25(b)      2,042     0.56(b)      3.01(b)
1994-FST Service
shares(d).......               3.32(b)      2,267     0.81(b)      3.08(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) FST share, FST Administration share and FST Service share activity com-menced July 19, 1994, August 1, 1994 and September 23, 1994, respectively.

                         AN INTRODUCTION TO THE FUNDS

  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"). Each Fund is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment ad-viser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Funds' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value and convenient liquidation priv-ileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for Federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be nec-essary so that the investments of the Fund qualify as eligible investments un-der the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions. State chartered credit unions should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

  THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Fund may invest only in securities that are de-termined to present minimal credit risk and meet certain other criteria.

    TAXABLE FUNDS: Prime Obligations, Money Market, Money Market Plus, Trea-sury Obligations and Government Funds.

    TAX ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.

    TAX-EXEMPT FUNDS: Tax-Free Money Market and Municipal Money Market Funds.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAXABLE, TAX-ADVANTAGED AND TAX-EXEMPT FUNDS: To maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing ex-clusively in high quality money market instruments. In order to obtain a rating from a rating organization, the Money Market Plus Fund will observe special investment restrictions. The Treasury Instruments and Federal Funds pursue their objectives by limiting their investments to certain U.S. Trea-sury Obligations and U.S. Government Securities (each as defined herein), respectively, the interest from which is generally exempt from state income taxation. Each investor should consult his or her tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in the investor's own state.

  NET ASSET VALUE: Each Fund seeks to maintain a stable net asset value of $1.00 per share.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Fund may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as defined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Funds may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. The Taxable Funds will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                           INVESTMENT POLICIES MATRIX

                                                                      SHORT-TERM
                                                                    OBLIGATIONS OF            ASSET-BACKED &   FOREIGN
                       US          US                                CORPORATIONS              RECEIVABLES-  GOVERNMENT
                    TREASURY   GOVERNMENT     BANK      COMMERCIAL    AND OTHER    REPURCHASE     BACKED     OBLIGATIONS
        FUND       OBLIGATIONS SECURITIES  OBLIGATIONS     PAPER       ENTITIES    AGREEMENTS  SECURITIES+      (US$)
------------------------------------------------------------------------------------------------------------------------
Prime Obligations      [_]         [_]         [_]          [_]          [_]           [_]         [_]
                                          U.S. banks                 U.S. entities
                                          only                       only
------------------------------------------------------------------------------------------------------------------------
Money Market           [_]         [_]         [_]          [_]          [_]           [_]         [_]          [_]
                                          Over 25% of   U.S. and     U.S. and
                                          total assets  foreign      foreign
                                          must be       (US$)        (US$)
                                          invested in   commercial   entities
                                          US and        paper
                                          Foreign (US$)
                                          Banks
------------------------------------------------------------------------------------------------------------------------
Money Market           [_]         [_]         [_]          [_]          [_]           [_]         [_]          [_]
Plus                                      Over 25% of   U.S. and     U.S. and
                                          total assets  foreign      foreign
                                          must be       (US$)        (US$)
                                          invested in   commercial   entities
                                          US and        paper
                                          Foreign (US$)
                                          Banks
------------------------------------------------------------------------------------------------------------------------
Treasury               [_]                                                             [_]
Obligations
------------------------------------------------------------------------------------------------------------------------
Treasury               [_]
Instruments
------------------------------------------------------------------------------------------------------------------------
Government             [_]         [_]                                                 [_]
------------------------------------------------------------------------------------------------------------------------
Federal                [_]         [_]                                             (Does not
                                                                                   intend to
                                                                                   invest)
------------------------------------------------------------------------------------------------------------------------
Tax-Free Money                                              [_]
Market                                                  Tax-exempt
                                                        only
------------------------------------------------------------------------------------------------------------------------
Municipal Money                                             [_]
Market                                                  Tax-exempt
                                                        only

Note: See "Description of Securities and Investment Techniques" for a descrip-tion of, and certain criteria applicable to, each of these categories of investments.
    +To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.

---------------------------------------------------------------------------------------------------
                                                                      SUMMARY OF
  TAXABLE      TAX-EXEMPT       CREDIT      INVESTMENT    UNRATED    TAXATION FOR
MUNICIPALS     MUNICIPALS     QUALITY****   COMPANIES    SECURITIES DISTRIBUTIONS*  MISCELLANEOUS
---------------------------------------------------------------------------------------------------
    [_]                        First           [_]           [ ]    Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              state**
                                          in other
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
    [_]                        First           [_]           [_]    Taxable        May invest in
                               Tier       Up to 10% of              federal and    obligations of
                                          total assets              state**        the
                                          in other                                 International
                                          investment                               Bank for
                                          companies                                Reconstruction
                                                                                   and Development
---------------------------------------------------------------------------------------------------
    [_]
                               First          [_]            [_]    Taxable        May invest in
                               Tier       Up to 10% of              federal and    obligations of
                                          total assets              state**        the
                                          in other                                 International
                                          investment                               Bank for
                                          companies                                Reconstruction
                                                                                   and Development
---------------------------------------------------------------------------------------------------

                               First          [_]                   Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              state**
                                          in other
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
                               First          [_]                   Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              generally
                                          in other                  exempt from
                                          investment                state taxation
                                          companies
---------------------------------------------------------------------------------------------------
                               First          [_]
                               Tier       Up to 10% of              Taxable
                                          total assets              federal and
                                          in other                  state**
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
                                                                                   Under
                               First          [_]                   Taxable        extraordinary
                               Tier       Up to 10% of              federal and    circumstances,
                                          total assets              generally      may hold cash,
                                          in other                  exempt from    U.S. Government
                                          investment                state taxation Securities
                                          companies                                subject to state
                                                                                   taxation or cash
                                                                                   equivalents
---------------------------------------------------------------------------------------------------

                 [_]           First or       [_]            [_]    Tax-exempt     May (but does
            At least 80% of    Second     Up to 10% of              federal and    not currently
            net assets in      Tier       total assets              taxable        intend to)
            Municipal                     in other                  state***       invest up to 20%
            Instruments                   investment                               in AMT
            (except in                    companies                                securities and
            extraordinary                                                          may temporarily
            circumstances)                                                         invest in the
                                                                                   taxable money
                                                                                   market
                                                                                   instruments
                                                                                   described herein
---------------------------------------------------------------------------------------------------

                 [_]           First or       [_]            [_]    Tax-exempt     May invest up to
            At least 80% of    Second     Up to 10% of              federal and    100% in AMT
            net assets in      Tier       total assets              taxable        securities and
            Municipal                     in other                  state***       may temporarily
            Instruments                   investment                               invest in the
            (except in                    companies                                taxable money
            extraordinary                                                          market
            circumstances)                                                         instruments
                                                                                   described herein
---------------------------------------------------------------------------------------------------

    * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
   ** Taxable in many states except for distributions from U.S. Treasury obli-gation interest income and certain U.S. Government securities interest income.
  *** Taxable except for distributions from interest on obligations of an in-
      vestor's state of residence in certain states.
 **** To the extent permitted by Rule 2a-7, a Fund holding a security fully supported by a guarantee may substitute the credit quality of the guaran-tee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Fund may also invest in separately traded principal and interest compo-nents of securities guaranteed or issued by the U.S. Treasury if such compo-nents are traded independently under the Separate Trading of Registered Inter-est and Principal of Securities program ("STRIPS").

  The Treasury Instruments and Federal Funds invest in U.S. Treasury Obliga-tions and the Federal Fund may also invest in certain U.S. Government Securi-ties the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and the Student Loan Mar-keting Association.

CUSTODIAL RECEIPTS

  Each Fund (other than the Treasury Obligations, Treasury Instruments, Gov-ernment and Federal Funds) may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered ob-ligations of the U.S. Government.

U.S. AND FOREIGN BANK OBLIGATIONS

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "U.S. Bank Obligations" limited to securities issued or guaranteed by U.S. banks (including certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obligations issued by U.S. subsidiaries of such banks.

  The Money Market and Money Market Plus Funds may also invest in "Foreign Bank Obligations" limited to U.S. dollar-denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the spe-cific obligations or by government regulation.

  The Money Market and Money Market Plus Funds will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), includ-ing bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Funds may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehen-sive regulations which, in the case of U.S. regulations, have undergone sub-stantial changes in the past decade. The enactment of new legislation or regu-lations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included de-regulation of interest rates, increased competition from other types of finan-cial institutions, increased acquisition activity, geographic expansion and, during the late 1980's, an increased number of bank failures. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. See "Foreign Government Obligations--For-eign Risks" below.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "Commercial Paper" (including variable amount master demand notes and as-set-backed commercial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, foreign corporations (Money Market and Money Market Plus Funds only), foreign commercial banks (Money Market and Money Market Plus Funds only) or other entities. In addi-tion, the Funds may invest in other short-term obligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (Money Market and Money Market Plus Funds only) or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "Asset-Backed and Receivables-Backed Securities" which represent participa-tions in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of var-ious types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guar-anteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a fi-nancial institution, or other credit enhancements may be present. To the ex-tent consistent with its investment objectives and policies, each of the Prime Obligations, Money Market and Money Market Plus Funds may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

FOREIGN GOVERNMENT OBLIGATIONS

  The Money Market and Money Market Plus Funds may invest in U.S. dollar-de-nominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Money Market and Money Market Plus Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

  FOREIGN RISKS. Investments in foreign securities and bank obligations may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authori-ties, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS. Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  TYPES OF MUNICIPAL INSTRUMENTS:

                                        TAX-FREE MONEY MARKET AND
                                        MUNICIPAL MONEY MARKET FUNDS
     -------------------------------------------------------------------------
       FIXED RATE NOTES AND SIMILAR     In highest short-term or one of the
       DEBT INSTRUMENTS                 two highest long-term rating
                                        categories
     -------------------------------------------------------------------------
       VARIABLE AND FLOATING RATE       In highest short-term or one of the
       DEMAND INSTRUMENTS               two highest long-term rating
                                        categories
     -------------------------------------------------------------------------
       TAX-EXEMPT COMMERCIAL PAPER      In highest rating category
     -------------------------------------------------------------------------
       MUNICIPAL BONDS                  In one of the two highest rating
                                        categories
     -------------------------------------------------------------------------
       UNRATED NOTES, PAPER, BONDS AND  Determined to be of comparable quality
       OTHER INSTRUMENTS                by Adviser pursuant to criteria
                                        approved by the Trustees

  As a matter of fundamental policy, at least 80% of each of the Tax-Free Money Market and Municipal Money Market Fund's net assets will ordinarily be invested in Municipal Instruments. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments when the Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Prime Obligations, Money Market and Money Market Plus Funds may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securities are attractive compared to other taxable investments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for fed-eral income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at ma-turity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Funds to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When consider-ing whether an obligation meets a Fund's quality standards, the Fund will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand features or other unconditional obligations to support the credit of the issuer of the security. A Fund may consider the ma-turity of a variable or floating rate Municipal Instrument to be shorter than its ultimate stated maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. A Fund may purchase such variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Funds (other than the Treasury Obliga-tions, Treasury Instruments, Government and Federal Funds) may invest in in-dustrial development bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when distributed as "exempt-interest dividends" to shareholders un-der the federal alternative minimum tax. See "Taxes" and "Distributions." Mu-nicipal Fund may invest up to 100% of its assets in private activity bonds. Tax-Free Fund does not currently intend to invest in such bonds. If Tax-Free Fund's policy not to invest in private activity bonds should change in the fu-ture, shareholders would be notified and such investments would not exceed 20% of Tax-Free Fund's net assets.

  OTHER POLICIES. Ordinarily the Tax-Exempt Funds expect that 100% of their portfolio securities will be Municipal Instruments. However, the Funds may hold cash or invest in short-term taxable securities as set forth above. Such Funds may invest 25% or more of the value of their respective total assets in Municipal Instruments which are related in such a way that an economic, busi-ness or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, the Tax-Exempt Funds may invest all of their respective assets in (a) Municipal Instruments the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facili-ties, (b) Municipal Instruments whose issuers are in the same state or (c) in-dustrial development obligations. Concentration of a Fund's investments in these Municipal Instruments will subject the Fund, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Fund (other than the Treasury Obligations, Treasury Instruments, Gov-ernment and Federal Funds) may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding Prime Obligations Fund) which have a branch, agency or subsidiary in the United States. In addition, these Funds may ac-quire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Fund (other than the Treasury Obligations, Treasury Instru-ments, Government and Federal Funds) may acquire the right to sell the secu-rity to another party at a guaranteed price and date.

REPURCHASE AGREEMENTS

  Each Fund (other than the Treasury Instruments Fund) may only enter into re-purchase agreements with primary dealers in U.S. Government Securities. A re-purchase agreement is an agreement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the dif-ference being income to the Fund, and will be unrelated to the interest rate on the purchased security. A Fund's custodian or sub-custodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or prin-cipal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agree-ment, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repurchase agreements entered into by a Fund will be taxable to its shareholders. In addition, each Fund, together with other registered investment companies having management agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint ac-count, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settle-ment time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian or sub-custodian until three days prior to settle-ment date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the for-ward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Al-though a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of each Fund's investments in securities of other investment companies will be subject to the limitations on such invest-ments prescribed by the Investment Company Act. These limits include a prohi-bition on any Fund acquiring more than 3% of the voting shares of any other investment company and a prohibition on investing more than 5% of a Fund's to-tal assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  TAXABLE AND TAX-EXEMPT FUNDS. Each Fund will comply with the conditions for using amortized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those condi-tions relating to maturity, diversification and credit quality. These operat-ing policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information.

  INVESTMENT RESTRICTIONS. Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Treasury Obligations Fund's policy of limiting its in-vestments to U.S. Treasury Obligations and related repurchase agreements is also fundamental. All investment objectives and policies not specifically des-ignated as fundamental are non-fundamental and may be changed without share-holder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of its net assets in illiquid investments, which include fixed time deposits maturing in more than seven days and restricted securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific re-stricted security, will not be deemed to be illiquid investments for purposes of this restriction. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will care-fully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buy-ers become for a time uninterested in purchasing these restricted securities.

  In addition, each Fund may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Fund (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $104.9 billion in assets.

  As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.3 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major invest-ment banking and brokerage firm providing a broad range of financing and in-vestment services both in the United States and abroad.

  Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, in-cluding repurchase agreements, with Goldman Sachs.

  Under the Management Agreement, GSAM continually manages each Fund, includ-ing the purchase, retention and disposition of its securities and other as-sets. In addition, GSAM administers each Fund's business affairs and performs various shareholder servicing functions to the extent not provided by other organizations. The management of each Fund is subject to the supervision of the Trustees and each Fund's investment policies. For these services, the Trust, on behalf of each Fund, pays GSAM a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                                                    FISCAL YEAR
                                                                       ENDED
                                                        CONTRACTUAL DECEMBER 31,
                                                           RATE         1996
                                                        ----------- ------------
Financial Square Prime Obligations Fund................    .205%        .17%
Financial Square Money Market Fund.....................    .205%        .17%
Financial Square Money Market Plus Fund................    .205%         N/A
Financial Square Treasury Obligations Fund.............    .205%        .17%
Financial Square Treasury Instruments Fund.............    .205%         N/A
Financial Square Government Fund.......................    .205%        .17%
Financial Square Federal Fund..........................    .205%         N/A
Financial Square Tax Free Money Market Fund............    .205%        .17%
Financial Square Municipal Money Market Fund...........    .205%         N/A

  A Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreement and is identical to the aggregate advisory and administration fees payable by each Fund under the previously separate investment advisory and administration agreements. For the fiscal year ended December 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects the fact that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled.

  GSAM has agreed not to impose a portion of its management fee and/or to re-duce or otherwise limit the total operating expenses of each Fund (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses). GSAM has no current intention to but may in the future discontinue or modify any of such reductions or limitations at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of shares of each Fund upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Fund.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds in order to increase the assets of the Funds. In-creasing the Fund's assets may enhance investment flexibility and diversifica-tion. Goldman Sachs reserves the right to redeem at any time some or all of the Fund shares acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Funds and other shareholders in deciding whether to redeem its shares.

                                     TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. The Treasury Instruments and Federal Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to continue to qualify for such treatment under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each tax-able year. To qualify as such, each Fund must satisfy certain requirements re-lating to the sources of its income, diversification of its assets and distri-bution of its income to shareholders. As a regulated investment company, each Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any "exempt-interest dividends" paid by the Tax-Exempt Funds, as described below. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the shareholders have held their shares. These tax consequences will apply to distributions of any Fund regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by the Funds in January of a given year will be taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of Municipal Fund that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Funds intend to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in shareholders' fed-eral gross income. Dividends paid by these Funds from interest on tax-exempt obligations and properly designated by the Funds as exempt-interest dividends, including dividends attributable to exempt-interest dividends received by a Fund from other regulated investment companies, will generally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest dividends will be considered in computing the corporate federal alternative minimum tax, and the extent, if any, to which social security or railroad retirement benefits are taxable. Persons who are "substantial users" of facilities financed by certain indus-trial development or private activity bonds should consult their own tax ad-visers before purchasing shares of these Funds. Interest incurred to purchase or carry shares of these Funds will not be deductible for federal income tax purposes to the extent related to exempt-interest dividends paid by the Funds.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Funds.

  If a Fund invests in foreign securities, it may be subject to foreign with-holding or other foreign taxes on income earned on such securities and is ex-pected to be unable to pass such taxes through to shareholders, who therefore are not expected to include such taxes in income or be entitled to claim for-eign tax credits or deductions with respect to such taxes.

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from a Fund. A state income (and possi-bly local income and/or intangible property) tax exemption is generally avail-able to the extent a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable
to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a po-litical subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Fund (other than the Government, Treasury Obli-gations and Money Market Plus Funds) is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. The net asset value of Government, Treasury Obligations and Money Market Plus Funds is determined as of 5:00 p.m. New York time on each Business Day. Net asset value per share for each class of shares of each Fund is calculated by determining the amount of net assets attributable to each class of shares and dividing by the number of shares for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, the Treasury Instruments and Federal Funds will cease, and each other Fund reserves the right to cease, accepting purchase and redemption orders for same Business Day credit at the time PSA recommends that the securities markets close. On days any Fund closes early, purchase and redemption orders received after the PSA recommended closing time will be credited to the next Business Day. In addi-tion, each Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

  Each Fund seeks to maintain a net asset value of $1.00 per share. In this connection, each Fund values its portfolio securities on the basis of amor-tized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For a more complete description of the amortized cost valuation method and its effect on existing and prospec-tive shareholders, see the Statement of Additional Information. There can be no assurance that a Fund will be able at all times to maintain a net asset value per share of $1.00.

                               YIELD INFORMATION

  From time to time, each Fund may advertise its yield, effective yield and average annual total return. Average annual total return is determined by com-puting the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may furnish total return calcula-tions based on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. The yield of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Funds and the Federal and Treasury Instruments Funds may each also quote tax-equivalent yield. Each Fund's tax-equivalent yield is calcu-lated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

  Investors should note that the investment results of a Fund are based on historical performance and will fluctuate over time. Any presentation of a Fund's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an investment may earn or what a Fund's total return, yield, effective yield or tax-equiva-lent yield may be in any future period. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of shares in existence. Because each such class of shares is subject to different expenses, the total return and net yield of such classes of a Fund for the same period may differ. See "Organiza-tion and Shares of the Trust" below.

                     ORGANIZATION AND SHARES OF THE TRUST

  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly se-ries of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have au-thority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by share-holders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes. (Institutions that provide services to holders of FST Pre-ferred Shares, FST Administration Shares or FST Service Shares are referred to in this Prospectus as "Service Organizations").

  When issued, shares are fully paid and nonassessable. In the event of liqui-dation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  Shares of a Fund will be voted seperately by Fund with respect to matters pertaining to that Fund except for the election of Trustees and ratification of independent accountants. For example, shareholders of each Fund are re-quired to approve the adoption of any management agreement relating to that Fund and any changes in fundamental investment restrictions or policies of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund.

  As of April 1, 1997, Harris Trust & Savings Bank, 200 W. Monroe St. Fl 12, Chicago, IL 60606, owned of record 40.64% of the outstanding shares of Trea-sury Instruments Fund.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

                              ADDITIONAL SERVICES

  Each Fund has adopted a Service Plan with respect to the FST Service Shares which authorizes it to compensate certain institutions for providing account administration and personal and account maintenance services to their custom-ers who are beneficial owners of such Shares (each a "Service Organization"). Each Fund will enter into agreements with Service Organizations which purchase FST Service Shares on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organization in an amount up to .50% (on an annualized basis) of the average daily net as-set value of the FST Service Shares of that Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not ex-ceed .25% of such average daily net assets. The services provided by a Service Organization may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for its customers, and processing orders to purchase, redeem and exchange FST Service Shares of a Fund for its customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  For the fiscal year ended December 31, 1996, the Trust, on behalf of Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, Government Fund and Tax-Free Fund paid Service Organizations fees at the annual rate of
 .50% of each Fund's average daily net assets attributable to FST Service
Shares.

  Holders of FST Service Shares of a Fund will bear all expenses and fees paid to Service Organizations with respect to such Shares as well as any other ex-penses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of FST Service Shares in connection with their customer ac-counts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Fund.

  All inquiries of beneficial owners of FST Service Shares of the Funds should be directed to such owners' Service Organization.

                              PURCHASE OF SHARES

  It is expected that all direct purchasers of FST Service Shares will be Service Organizations or their nominees, which may purchase FST Service Shares of the Funds through Goldman Sachs. Customers of Service Organizations may in-vest in such shares only through their Service Organizations.

  As set forth below, FST Service Shares of the Funds may be purchased on any Business Day at the net asset value next determined after receipt from the Service Organization of both the purchase order and the purchase amount in federal funds. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention:
Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring federal funds to The Northern Trust Company ("Northern"), Chicago, Illinois, as the sub-custodian for State Street Bank and Trust Company ("State Street").

  Purchases of FST Service Shares may also be made by a Service Organization by delivering a Federal Reserve draft or check (except that a third party check will not be accepted) payable only to the appropriate

Fund and drawn on a U.S. bank to Goldman Sachs, Attention: Shareholder Servic-es, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is ex-pected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two Business Days after receipt. FST Service Shares purchased by check may not be redeemed until the check has cleared, as described under "Redemp-tion of Shares."

  Purchases of shares of any Fund may also be made through an Automated Clear-ing House ("ACH") transfer to Goldman Sachs Trust c/o Northern, as subcustodian for State Street. Purchase orders are effected at the net asset value next determined after receipt of both the purchase order and the pur-chase amount in federal funds. It is expected that ACH transfers will ordinar-ily be converted to federal funds on the Business Day following receipt of the ACH transfer.

  FST Service Shares of each Fund are deemed to have been purchased when an order becomes effective and are entitled to dividends on FST Service Shares purchased as follows:

-------------------------------------------------------------------------------


IF ORDER IS RECEIVED FROM A SERVICE
ORGANIZATION BY GOLDMAN SACHS                                DIVIDENDS BEGIN
-----------------------------------                          ---------------
   (1) In the case of the Taxable and Tax-Advantaged
       Funds (except for Government, Treasury Obligations
       and Money Market Plus Funds)
By:    3:00 p.m.--N.Y. time                                  Same Business Day
-------------------------------------------------------------------------------
After: 3:00 p.m.--N.Y. time                                  Next Business Day
-------------------------------------------------------------------------------
   (2) In the case of the Government, Treasury Obligations
       and Money Market Plus Funds
By:    5:00 p.m.--N.Y. time                                  Same Business Day
-------------------------------------------------------------------------------
After: 5:00 p.m.--N.Y. time                                  Next Business Day
-------------------------------------------------------------------------------
   (3) In the case of the Municipal Fund
By:    1:00 p.m.--N.Y. time                                  Same Business Day
-------------------------------------------------------------------------------
After: 1:00 p.m.--N.Y. time                                  Next Business Day
-------------------------------------------------------------------------------
   (4) In the case of the Tax-Free Fund
By:    2:00 p.m.--N.Y. time                                  Same Business Day
-------------------------------------------------------------------------------
After: 2:00 p.m.--N.Y. time                                  Next Business Day
-------------------------------------------------------------------------------

  The Service Organizations are responsible for timely transmittal of purchase orders to Goldman Sachs and Federal Funds to Northern. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and federal funds must be received by them.

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  FST Service Shares of a Fund are purchased at the net asset value per share without the imposition of a sales charge. Goldman Sachs, as each Fund's trans-fer agent, will maintain a complete record of transactions and FST Service Shares held in each record holder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The minimum initial investment requirement is $10 million, which may be al-located among the Funds. The Trust and Goldman Sachs each reserves the right to waive the minimum investment requirement. A Service Organization may impose a minimum amount for initial and subsequent investments in FST Service Shares of the Funds, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying ac-counts, and may impose a charge for any special services rendered to its cus-tomers. Customers should contact their Service Organizations for further in-formation concerning such requirements and charges. A Service Organization may purchase FST Service Shares in connection with sweep account programs.

SUBSEQUENT INVESTMENTS

  There is no minimum amount required for subsequent investments. Orders for the purchase of additional FST Service Shares should be accompanied by infor-mation identifying the account and the Fund in which FST Service Shares are to be purchased.

                            REPORTS TO SHAREHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semi-annual report to record holders of FST Service Shares of each Fund, including Service Organizations who hold such Shares for the benefit of their customers. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to shareholders of record. Service Organizations will be responsible for provid-ing similar services to their own customers who are the beneficial owners of such Shares.

                                 DISTRIBUTIONS

  All or substantially all of each Fund's net investment income will be de-clared daily (as of 4:00 p.m. New York time for each Fund other than the Gov-ernment, Treasury Obligations and Money Market Plus Funds and as of 5:00 p.m. New York time for the Government, Treasury Obligations and Money Market Plus Funds) as a dividend and distributed to Service Organizations monthly. Distri-butions will be made in additional FST Service Shares of the same Fund or, at the election of a Service Organization, in cash. The election to reinvest div-idends and distributions or receive them in cash may be changed by a Service Organization at any time upon written notice to Goldman Sachs. If no election is made, all dividends and capital gain distributions will be reinvested. Div-idends will be reinvested as of the last calendar day of each month. Cash dis-tributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code and may be reflected in the Fund's daily distribu-tions. Each Fund may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a por-tion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the net asset value of the Fund, they are not expected to be of an amount which would affect the Fund's net asset value of $1.00 per share.

  The income declared as a dividend for the Treasury Obligations, Government and Money Market Plus Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

  A Fund's net investment income consists of the excess of (i) accrued inter-est or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Fund from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Fund, in-cluding a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  FST Service Shares of each Fund may be exchanged by Service Organizations for shares of the corresponding class of any Fund or Portfolio of Goldman Sachs Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by calling Goldman Sachs at 800-621-2550. All telephone ex-changes must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is being made. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Shares" to confirm that such instructions are genuine. Exchanges are available only in states where the exchange may legally be made. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice.

                             REDEMPTION OF SHARES

HOW TO REDEEM

  Customers of Service Organizations may redeem FST Service Shares of a Fund through their respective Service Organizations. The Service Organizations are responsible for the transmittal of redemption requests by their customers to Goldman Sachs. In order to facilitate timely transmittal of redemption re-quests, Service Organizations have established procedures by which redemption requests must be made and times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

  A Service Organization may redeem such Shares without charge upon request on any Business Day at the net asset value next determined after receipt by Goldman Sachs of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. A Service Organization may request re-demptions by telephone only if the optional telephone redemption privilege has been elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, nei-ther the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by telephone. A redemption may also be made with respect to certain Funds by means of the check redemption privilege de-scribed in the Statement of Additional Information. Goldman Sachs reserves the right to redeem accounts with balances below $500.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemption request has been properly authorized. A redemption re-quest will not be considered to have been received in proper form until such additional documentation has been submitted to Goldman Sachs by the Service Organization. The payment of redemption proceeds for FST Service Shares re-cently purchased by check will be delayed for up to 15 days until the check has cleared.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the record holder of FST Service Shares.

-------------------------------------------------------------------------------

   REDEMPTION REQUEST RECEIVED
    FROM SERVICE ORGANIZATION        REDEMPTION PROCEEDS
        BY GOLDMAN SACHS                 ORDINARILY                DIVIDENDS
   ---------------------------       -------------------           ---------
(1) In the case of the Taxable and Tax-Advantaged Funds (except for Government,
         Treasury
         Obligations and Money Market Plus Funds)
By:3:00 p.m.--N.Y. time         Wired Same Business Day       Not earned on Day
                                                              request is received
---------------------------------------------------------------------------------
After:3:00 p.m.--N.Y. time      Wired Next Business Day       Earned on Day
                                                              request is received
---------------------------------------------------------------------------------
(2) In the case of the Government, Treasury Obligations and
         Money Market Plus Funds
By:5:00 p.m.--N.Y. time         Wired Same Business Day       Not earned on Day
                                                              request is received
---------------------------------------------------------------------------------
After:5:00 p.m.--N.Y. time      Wired Next Business Day       Earned on Day
                                                              request is received
---------------------------------------------------------------------------------
(3) In the case of the Municipal Fund
By:12:00 noon--N.Y. time        Wired Same Business Day       Not earned on Day
                                                              request is received
---------------------------------------------------------------------------------
After:12:00 noon--N.Y. time     Wired Next Business Day       Earned on Day
                                                              request is received
---------------------------------------------------------------------------------
(4) In the case of the Tax-Free Fund
By:1:00 p.m.--N.Y. time         Wired Same Business Day       Not earned on Day
                                                              request is received
---------------------------------------------------------------------------------
After:1:00 p.m.--N.Y. time      Wired Next Business Day       Earned on Day
                                                              request is received
---------------------------------------------------------------------------------

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the Service Organization's bank account desig-nated in the Account Information Form. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after re-ceipt of the Service Organization's properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been ini-tiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any fur-ther responsibility for the performance of intermediaries or the FST Service Shareholder's Service Organization in the transfer process. If a problem with such performance arises, the FST Service Shareholder should deal directly with such intermediaries or Service Organization.

OTHER REDEMPTION INFORMATION

  A minimum account balance of $10 million is required to remain a FST Service Shareholder. The Funds may redeem all of the FST Service Shares of any FST Service Shareholder whose account has a net asset value which is less than the minimum described above. The Trust will give sixty (60) days' prior written notice to such shareholders whose FST Service Shares are being redeemed to al-low them to purchase sufficient additional FST Service Shares to avoid such redemption.

                               ----------------

                                   APPENDIX

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Fund with your correct Social Secu-rity or other Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, ex-changes and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Reve-nue Service (IRS). Backup withholding could apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account estab-lished under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup with-holding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such with-holding should cease, you must cross out item (2) in the certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securi-ties and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a com-pleted Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to non-resident alien withhold-ing of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS
FST SERVICE SHARES
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-621-2550

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Shareholder and Fund Expenses..............................................   2
Financial Highlights.......................................................   4
An Introduction to the Funds...............................................  10
Investment Policies Matrix.................................................  12
Description of Securities and Investment
 Techniques................................................................  14
Investment Limitations.....................................................  19
Management.................................................................  20
Taxes......................................................................  21
Net Asset Value............................................................  23
Yield Information..........................................................  23
Organization and Shares of the Trust.......................................  24
Additional Services........................................................  25
Purchase of Shares.........................................................  25
Reports to Shareholders....................................................  27
Distributions..............................................................  27
Exchanges..................................................................  28
Redemption of Shares.......................................................  28
Appendix................................................................... A-1



FSPROSVCMM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS

                            FINANCIAL SQUARE FUNDS

                              FST SERVICE SHARES

                                  -----------

                                  PROSPECTUS

                                  -----------


                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS
                            FINANCIAL SQUARE FUNDS
                             FST PREFERRED SHARES
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is a no-load, open-end, management invest-ment company (a "mutual fund") which includes the Financial Square Funds (the "Funds"). This Prospectus relates only to the offering of FST Preferred shares of beneficial interest ("FST Preferred Shares") of the Funds. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Fund's investment adviser. Goldman, Sachs & Co. serves as each Fund's distributor and transfer agent.

  The following Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Funds may invest in diversified portfolios of the following types of instruments:

  Financial Square Prime Obligations Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  Financial Square Money Market Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obliga-tions of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign govern-ments, states, municipalities and other entities, and repurchase agreements.

  Financial Square Money Market Plus Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obli-gations of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign gov-ernments, states, municipalities and other entities, and repurchase agree-ments. In order to obtain a rating from a rating organization, the Fund will observe special investment restrictions.

  Financial Square Treasury Obligations Fund. Securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities.

  Financial Square Treasury Instruments Fund. Securities issued or guaranteed by the U.S. Treasury, the interest income from which is generally exempt from state income taxation.

  Financial Square Government Fund. Securities of the U.S. Government, its agencies, authorities, and instrumentalities, and repurchase agreements relat-ing to such securities.

  Financial Square Federal Fund. Securities of the U.S. Government and certain of its agencies, authorities and instrumentalities, the interest income from which is generally exempt from state income taxation.

  Financial Square Tax-Free Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes and not an item of tax preference under the federal alternative minimum tax.

  Financial Square Municipal Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or state and local taxes).

  AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOV-ERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION..............Goldman Sachs Funds-Toll Free: 800-621-2550

This Prospectus provides you with information about the Funds that you should know before investing in FST Preferred Shares. It should be read and retained for future reference. If you would like more detailed information, the State-ment of Additional Information dated May 1, 1997, as amended or supplemented from time to time, is available upon request without charge from Service Orga-nizations, as defined herein, or by calling the telephone number listed above or by writing Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all Funds are available in certain states. Please call the phone number listed above to determine availability in your state. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.

-------------------------------------------------------------------------------

FST PREFERRED SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUAR-ANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 1, 1997.

                         SHAREHOLDER AND FUND EXPENSES
                              FST PREFERRED SHARES

                                                                                                        FINANCIAL FINANCIAL
                            FINANCIAL  FINANCIAL FINANCIAL  FINANCIAL   FINANCIAL                        SQUARE    SQUARE
                             SQUARE     SQUARE    SQUARE     SQUARE      SQUARE    FINANCIAL  FINANCIAL TAX-FREE  MUNICIPAL
                              PRIME      MONEY     MONEY    TREASURY    TREASURY     SQUARE    SQUARE     MONEY     MONEY
                           OBLIGATIONS  MARKET    MARKET   OBLIGATIONS INSTRUMENTS GOVERNMENT  FEDERAL   MARKET    MARKET
                              FUND       FUND    PLUS FUND    FUND        FUND        FUND      FUND      FUND      FUND
                           ----------- --------- --------- ----------- ----------- ---------- --------- --------- ---------
SHAREHOLDER TRANSAC-
 TION EXPENSES
 Maximum Sales Charge
  Imposed on
  Purchases...........        None       None      None       None        None        None      None      None      None
 Sales Charge Imposed
  on Reinvested
  Distributions.......        None       None      None       None        None        None      None      None      None
 Deferred Sales Load
  Imposed on
  Redemptions.........        None       None      None       None        None        None      None      None      None
 Exchange Fee.........        None       None      None       None        None        None      None      None      None
ANNUAL OPERATING EXPENSES
 (1)
 (as a percentage of
 average daily net
 assets)
 Management Fees
  (after
  limitations) (2)....        0.17%      0.17%     0.17%      0.17%       0.17%       0.17%     0.17%     0.17%     0.17%
 Other Expenses
  Preferred Adminis-
   tration Fees.......        0.10%      0.10%     0.10%      0.10%       0.10%       0.10%     0.10%     0.10%     0.10%
  Other Expenses
   (after expense
   limitation) (3)....        0.01%      0.01%     0.01%      0.01%       0.01%       0.01%     0.01%     0.01%     0.01%
                              ----       ----      ----       ----        ----        ----      ----      ----      ----
TOTAL OPERATING
 EXPENSES (4).........        0.28%      0.28%     0.28%      0.28%       0.28%       0.28%     0.28%     0.28%     0.28%
                              ====       ====      ====       ====        ====        ====      ====      ====      ====

EXAMPLE OF EXPENSES
  You would pay the following expenses on a hypothetical $1,000 investment, as-suming a 5% annual return and redemption at the end of each time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Financial Square Prime Obligations Fund...  $ 3      $9     $16     $36
     Financial Square Money Market Fund........  $ 3     $ 9     $16     $36
     Financial Square Money Market Plus Fund...  $ 3     $ 9     N/A     N/A
     Financial Square Treasury Obligations
      Fund.....................................  $ 3     $ 9     $16     $36
     Financial Square Treasury Instruments
      Fund.....................................  $ 3     $ 9     N/A     N/A
     Financial Square Government Fund..........  $ 3     $ 9     $16     $36
     Financial Square Federal Fund.............  $ 3     $ 9     N/A     N/A
     Financial Square Tax-Free Money Market
      Fund.....................................  $ 3     $ 9     $16     $36
     Financial Square Municipal Money Market
      Fund.....................................  $ 3     $ 9     N/A     N/A

--------
(1) Based on estimated amounts for the current fiscal year for the Financial Square Money Market Plus, Financial Square Treasury Instruments, Financial Square Federal and Financial Square Municipal Money Market Funds.

(2) The Investment Adviser has voluntarily agreed not to impose 0.035% of its management fee for each Fund. Without such limitation, management fees for each Fund would be 0.205%.

(3) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, fees payable to Service Organi-zations, as defined herein, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such ex-penses exceed 0.01% of a Fund's average daily net assets.

(4) Without the limitations described above, "Other Expenses" and "Total Oper-ating Expenses" of the Financial Square Prime Obligations, Financial Square Money Market, Financial Square Treasury Obligations, Financial Square Government and Financial Square Tax-Free Money Market Funds for the fiscal year ended December 31, 1996, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Financial Square Prime Obligations Fund...................    .025%      .33%
   Financial Square Money Market Fund........................    .025%      .33%
   Financial Square Treasury Obligations Fund................    .035%      .34%
   Financial Square Government Fund..........................    .035%      .34%
   Financial Square Tax-Free Money Market Fund...............    .025%      .33%

  In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Financial Square Money Market Plus, Finan-cial Square Treasury Instruments, Financial Square Federal and Financial Square Municipal Money Market Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Financial Square Money Market Plus Fund...................    .035%      .34%
   Financial Square Treasury Instruments Fund................    .125%      .43%
   Financial Square Federal Fund.............................    .095%      .40%
   Financial Square Municipal Money Market Fund..............    .285%      .59%

  The information set forth in the foregoing table and hypothetical example relates only to FST Preferred Shares of the Funds. The Funds also offer FST Shares, FST Administration Shares and FST Service Shares. The other classes of the Funds are subject to different fees and expenses (which affect perfor-mance) and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  Service Organizations may charge other fees to their customers who are the beneficial owners of FST Preferred Shares in connection with their customers' accounts. See "Administration." Such fees, if any, may affect the return such customers realize with respect to their investments.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicat-ed. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a share (of the class specified) of the Financial Square Prime Obligations, Financial Square Money Market, Financial Square Treasury Obligations, Financial Square Government and Financial Square Tax-Free Money Market Funds outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to shareholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

  Financial Square Municipal Money Market, Financial Square Money Market Plus, Financial Square Federal and Financial Square Treasury Instruments Funds had no operations during the fiscal year ended December 31, 1996. Accordingly, there are no selected per share data and ratios presented for these Funds.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                    RATIO OF NET RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                  NET ASSET            EXPENSES TO   INVESTMENT
                  VALUE AT     NET         GAIN      INCOME FROM DISTRIBUTIONS VALUE AT               AVERAGE     INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO          END      TOTAL        NET      AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.    $1.00    $0.0529      $  --        $0.0529     $(0.0529)     $1.00     5.41%        0.18%        5.29%
1996-FST Pre-
ferred
shares(c).......     1.00     0.0346         --         0.0346      (0.0346)      1.00     5.28(b)      0.28(b)      5.19(b)
1996-FST Admin-
istration
shares..........     1.00     0.0506         --         0.0506      (0.0506)      1.00     5.14         0.43         5.06
1996-FST Service
shares..........     1.00     0.0478         --         0.0478      (0.0478)      1.00     4.88         0.68         4.78
1995-FST shares.     1.00     0.0586         --         0.0586      (0.0586)      1.00     6.02         0.18         5.86
1995-FST Admin-
istration
shares..........     1.00     0.0559         --         0.0559      (0.0559)      1.00     5.75         0.43         5.59
1995-FST Service
shares..........     1.00     0.0533         --         0.0533      (0.0533)      1.00     5.49         0.68         5.33
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST
shares(d).......     1.00     0.0401         --         0.0401      (0.0401)      1.00     4.38(b)      0.18(b)      4.38(b)
1994-FST Admin-
istration
shares(d).......     1.00     0.0383         --         0.0383      (0.0383)      1.00     4.12(b)      0.43(b)      4.18(b)
1994-FST Service
shares(d).......     1.00     0.0364         --         0.0364      (0.0364)      1.00     3.86(b)      0.68(b)      3.98(b)
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1994-FST shares.     1.00     0.0311      0.0002        0.0313      (0.0313)      1.00     3.18         0.17         3.11
1994-FST Admin-
istration
shares..........     1.00     0.0286      0.0002        0.0288      (0.0288)      1.00     2.92         0.42         2.86
1994-FST Service
shares..........     1.00     0.0261      0.0002        0.0263      (0.0263)      1.00     2.66         0.67         2.61
1993-FST shares.     1.00     0.0360      0.0007        0.0367      (0.0367)      1.00     3.75         0.18         3.60
1993-FST Admin-
istration
shares(e).......     1.00     0.0068      0.0001        0.0069      (0.0069)      1.00     3.02(b)      0.44(b)      2.96(b)
1993-FST Service
shares..........     1.00     0.0301      0.0007        0.0308      (0.0308)      1.00     3.23         0.68         3.01
1992-FST shares.     1.00     0.0572      0.0002        0.0574      (0.0574)      1.00     5.99         0.18         5.72
1992-FST Service
shares(e).......     1.00     0.0027         --         0.0027      (0.0027)      1.00     4.10(b)      0.66(b)      4.10(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     1.00     0.0727         --         0.0727      (0.0727)      1.00     8.27(b)      0.18(b)      8.04(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.  $3,901,797    0.23%        5.24%
1996-FST Pre-
ferred
shares(c).......     127,126    0.33(b)      5.14(b)
1996-FST Admin-
istration
shares..........     215,898    0.48         5.01
1996-FST Service
shares..........     115,154    0.73         4.73
1995-FST shares.   3,295,791    0.22         5.82
1995-FST Admin-
istration
shares..........     147,894    0.47         5.55
1995-FST Service
shares..........      65,278    0.72         5.29
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST
shares(d).......   2,774,849    0.24(b)      4.32(b)
1994-FST Admin-
istration
shares(d).......      66,113    0.49(b)      4.12(b)
1994-FST Service
shares(d).......      41,372    0.74(b)      3.92(b)
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1994-FST shares.   1,831,413    0.25         3.03
1994-FST Admin-
istration
shares..........      35,250    0.50         2.78
1994-FST Service
shares..........      14,001    0.75         2.53
1993-FST shares.     813,126    0.25         3.53
1993-FST Admin-
istration
shares(e).......       1,124    0.52(b)      2.88(b)
1993-FST Service
shares..........         336    0.75         2.94
1992-FST shares.     917,073    0.27         5.63
1992-FST Service
shares(e).......         118    0.74(b)      4.02(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     578,495    0.28(b)      7.94(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
(e) FST Administration share and FST Service share activity commenced during November of 1992 and January of 1992, respectively.
(f) Commencement of operations.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund

--------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                                 RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                  NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET         GAIN      INCOME FROM DISTRIBUTIONS VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO          END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-----------------
1996-FST shares.    $1.00    $0.0533      $0.0001      $0.0534     $(0.0534)     $1.00     5.45%        0.18%        5.33%
1996-FST
Preferred
shares(c).......     1.00     0.0348        --          0.0348      (0.0348)      1.00     5.31(b)      0.28(b)      5.23(b)
1996-FST
Administration
shares..........     1.00     0.0504       0.0001       0.0505      (0.0505)      1.00     5.19         0.43         5.04
1996-FST Service
shares..........     1.00     0.0484        --          0.0484      (0.0484)      1.00     4.93         0.68         4.84
1995-FST shares.     1.00     0.0589        --          0.0589      (0.0589)      1.00     6.07         0.15         5.89
1995-FST
Administration
shares..........     1.00     0.0561        --          0.0561      (0.0561)      1.00     5.80         0.40         5.61
1995-FST Service
shares(d).......     1.00     0.0231        --          0.0231      (0.0231)      1.00     5.41(b)      0.65(b)      4.93(b)
FOR THE PERIOD ENDED
DECEMBER 31,
--------------------
1994-FST
shares(d).......     1.00     0.0305        --          0.0305      (0.0305)      1.00     4.91(b)      0.11(b)      4.88(b)
1994-FST
Administration
shares(d).......     1.00     0.0298        --          0.0298      (0.0298)      1.00     4.65(b)      0.36(b)      4.82(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-----------------
1996-FST shares.  $2,540,366    0.23%        5.28%
1996-FST
Preferred
shares(c).......      17,510    0.33(b)      5.18(b)
1996-FST
Administration
shares..........     165,766    0.48         4.99
1996-FST Service
shares..........     234,376    0.73         4.79
1995-FST shares.   2,069,197    0.23         5.81
1995-FST
Administration
shares..........     137,412    0.48         5.53
1995-FST Service
shares(d).......       4,219    0.73(b)      4.85(b)
FOR THE PERIOD ENDED
DECEMBER 31,
--------------------
1994-FST
shares(d).......     862,971    0.25(b)      4.74(b)
1994-FST
Administration
shares(d).......      66,560    0.50(b)      4.68(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)FST Preferred share activity commenced on May 1, 1996.
(d)FST, FST Administration and FST Service share activity commenced May 18, 1994, May 20, 1994 and July 14, 1995, respectively.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                                                                                                     RATIO OF NET
                  NET ASSET            NET REALIZED     TOTAL                                           RATIO OF NET  INVESTMENT
                  VALUE AT     NET      GAIN (LOSS)  INCOME FROM DISTRIBUTIONS   NET ASSET              EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT       TO         VALUE AT      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  SHAREHOLDERS  END OF PERIOD RETURN(A)     ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.    $1.00    $0.0522      $0.0003      $0.0525     $(0.0524)       $1.00       5.35%        0.18%        5.22%
1996-FST
Preferred
shares(c).......     1.00     0.0342       0.0001       0.0343      (0.0343)        1.00       5.24(b)      0.28(b)      5.11(b)
1996-FST
Administration
shares..........     1.00     0.0497       0.0002       0.0499      (0.0498)        1.00       5.09         0.43         4.97
1996-FST Service
shares..........     1.00     0.0472       0.0002       0.0474      (0.0474)        1.00       4.83         0.68         4.72
1995-FST shares.     1.00     0.0573       0.0005       0.0578      (0.0578)        1.00       5.96         0.18         5.73
1995-FST
Administration
shares..........     1.00     0.0547       0.0005       0.0552      (0.0552)        1.00       5.69         0.43         5.47
1995-FST Service
shares..........     1.00     0.0521       0.0005       0.0526      (0.0526)        1.00       5.43         0.68         5.21
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1994-FST
shares(d).......     1.00     0.0379      (0.0001)      0.0378      (0.0378)        1.00       4.23(b)      0.18(b)      4.13(b)
1994-FST
Administration
shares(d).......     1.00     0.0388      (0.0001)      0.0387      (0.0387)        1.00       3.97(b)      0.43(b)      4.24(b)
1994-FST Service
shares(d).......     1.00     0.0349      (0.0001)      0.0348      (0.0348)        1.00       3.71(b)      0.68(b)      3.82(b)
FOR THE YEAR ENDED JANUARY 31,
----------------
1994-FST shares.     1.00     0.0301       0.0007       0.0308      (0.0307)        1.00       3.11         0.17         3.01
1994-FST
Administration
shares..........     1.00     0.0276       0.0006       0.0282      (0.0281)        1.00       2.85         0.42         2.76
1994-FST Service
shares..........     1.00     0.0251       0.0008       0.0259      (0.0256)        1.00       2.60         0.67         2.51
1993-FST shares.     1.00     0.0342       0.0012       0.0354      (0.0355)        1.00       3.69         0.18         3.42
1993-FST
Administration
shares(e) ......     1.00     0.0009        --          0.0009      (0.0009)        1.00       2.83(b)      0.43(b)      2.83(b)
1993-FST Service
shares..........     1.00     0.0296       0.0016       0.0312      (0.0309)        1.00       3.17         0.68         2.96
1992-FST shares.     1.00     0.0549       0.0015       0.0564      (0.0561)        1.00       5.84         0.18         5.49
1992-FST Service
shares(e).......     1.00     0.0113       0.0006       0.0119      (0.0116)        1.00       4.47(b)      0.68(b)      3.77(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     1.00     0.0600       0.0006       0.0606      (0.0605)        1.00       8.06(b)      0.21(b)      7.74(b)
                                RATIOS ASSUMING NO
                              WAIVER OF FEES AND NO
                               EXPENSE LIMITATIONS
                             ------------------------
                     NET                 RATIO OF NET
                  ASSETS AT   RATIO OF    INVESTMENT
                     END     EXPENSES TO  INCOME TO
                  OF PERIOD  AVERAGE NET AVERAGE NET
                  (IN 000'S)   ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1996-FST shares.  $2,291,051    0.24%        5.16%
1996-FST
Preferred
shares(c).......      46,637    0.34(b)      5.05(b)
1996-FST
Administration
shares..........     536,895    0.49         4.91
1996-FST Service
shares..........     220,560    0.74         4.66
1995-FST shares.   1,587,715    0.23         5.68
1995-FST
Administration
shares..........     283,186    0.48         5.42
1995-FST Service
shares..........     139,117    0.73         5.16
FOR THE YEAR ENDED DECEMBER 31,
-------------------------------
1994-FST
shares(d).......     958,196    0.25(b)      4.06(b)
1994-FST
Administration
shares(d).......      82,124    0.50(b)      4.17(b)
1994-FST Service
shares(d).......      81,162    0.75(b)      3.75(b)
FOR THE YEAR ENDED JANUARY 31,
----------------
1994-FST shares.     812,420    0.24         2.94
1994-FST
Administration
shares..........      24,485    0.49         2.69
1994-FST Service
shares..........      35,656    0.74         2.44
1993-FST shares.     776,181    0.26         3.34
1993-FST
Administration
shares(e) ......           1    0.51(b)      2.75(b)
1993-FST Service
shares..........       5,155    0.76         2.88
1992-FST shares.     413,171    0.28         5.39
1992-FST Service
shares(e).......       3,634    0.78(b)      3.67(b)
FOR THE PERIOD MARCH 8, 1990(F) THROUGH JANUARY 31,
---------------------------------------------------
1991-FST shares.     229,988    0.34(b)      7.61(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)FST Preferred share activity commenced on May 1, 1996.
(d)The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.
(e)FST Administration and FST Service share activity commenced during January of 1993 and October of 1991, respectively.
(f)Commencement of operations.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund

-------------------------------------------------------------------------------

                                                INCOME FROM INVESTMENT OPERATIONS
                                             ----------------------------------------
                                   NET ASSET                                 TOTAL
                                   VALUE AT     NET     NET REALIZED GAIN INCOME FROM DISTRIBUTIONS  NET ASSET
                                   BEGINNING INVESTMENT   ON INVESTMENT   INVESTMENT       TO       VALUE AT END   TOTAL
                                   OF PERIOD   INCOME     TRANSACTIONS    OPERATIONS  SHAREHOLDERS   OF PERIOD   RETURN(A)
          ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
DECEMBER 31,
------------------
1996-FST shares......                $1.00    $0.0525        $0.0001        $0.0526     $(0.0526)      $1.00       5.38%
1996-FST Preferred
shares(c)............                 1.00     0.0344         0.0001         0.0345      (0.0345)       1.00       5.26(b)
1996-FST Administra-
tion shares..........                 1.00     0.0501         0.0001         0.0502      (0.0502)       1.00       5.12
1996-FST Service
shares...............                 1.00     0.0474         0.0001         0.0475      (0.0475)       1.00       4.86
1995-FST shares......                 1.00     0.0581         0.0001         0.0582      (0.0582)       1.00       6.00
1995-FST Administra-
tion shares..........                 1.00     0.0554         0.0001         0.0555      (0.0555)       1.00       5.74
1995-FST Service
shares(d)............                 1.00     0.0320          --            0.0320      (0.0320)       1.00       5.40(b)
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST shares(e)...                 1.00     0.0424          --            0.0424      (0.0424)       1.00       4.36(b)
1994-FST Administra-
tion shares(e).......                 1.00     0.0426          --            0.0426      (0.0426)       1.00       4.10(b)
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1993-FST shares(d)...                 1.00     0.0256         0.0001         0.0257      (0.0257)       1.00       3.14(b)
1993-FST Administra-
tion shares(d).......                 1.00     0.0120         0.0001         0.0121      (0.0121)       1.00       2.87(b)
                                                                              RATIOS ASSUMING NO
                                                                            WAIVER OF FEES AND NO
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                RATIO OF NET                           RATIO OF NET
                                   RATIO OF NET  INVESTMENT       NET       RATIO OF    INVESTMENT
                                   EXPENSES TO   INCOME TO   ASSETS AT END EXPENSES TO  INCOME TO
                                   AVERAGE NET  AVERAGE NET    OF PERIOD   AVERAGE NET AVERAGE NET
                                      ASSETS       ASSETS     (IN 000'S)     ASSETS       ASSETS
          ----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED
DECEMBER 31,
------------------
1996-FST shares......                  0.18%        5.25%      $858,769       0.24%        5.19%
1996-FST Preferred
shares(c)............                  0.28(b)      5.14(b)         112       0.34(b)      5.08(b)
1996-FST Administra-
tion shares..........                  0.43         5.01        145,108       0.49         4.95
1996-FST Service
shares...............                  0.68         4.74        223,554       0.74         4.68
1995-FST shares......                  0.18         5.81        743,884       0.24         5.75
1995-FST Administra-
tion shares..........                  0.43         5.54         82,386       0.49         5.48
1995-FST Service
shares(d)............                  0.68(b)      5.08(b)      14,508       0.74(b)      5.02(b)
FOR THE PERIOD ENDED DECEMBER 31,
---------------------------------
1994-FST shares(e)...                  0.15(b)      4.64(b)     258,350       0.25(b)      4.54(b)
1994-FST Administra-
tion shares(e).......                  0.40(b)      4.67(b)      54,253       0.50(b)      4.57(b)
FOR THE PERIOD ENDED
JANUARY 31,
--------------------
1993-FST shares(d)...                  0.08(b)      3.10(b)      44,697       0.59(b)      2.59(b)
1993-FST Administra-
tion shares(d).......                  0.35(b)      2.85(b)      14,126       0.76(b)      2.44(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) FST share, FST Administration share and FST Service share activity com-menced April 6, 1993, September 1, 1993 and May 16, 1995, respectively.
(e) The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the funds as a series of Goldman Sachs Money Market Trust.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund

--------------------------------------------------------------------------------

                                     INCOME FROM INVESTMENT OPERATIONS
                                     ---------------------------------------
                              NET                      NET         TOTAL
                             ASSET     NET          REALIZED      INCOME                     NET ASSET            RATIO OF NET
                           VALUE AT  INVEST-         GAIN ON       FROM        DISTRIBUTIONS VALUE AT             EXPENSES TO
                           BEGINNING   MENT        INVESTMENT   INVESTMENT          TO        END OF     TOTAL    AVERAGE NET
                           OF PERIOD  INCOME      TRANSACTIONS  OPERATIONS     SHAREHOLDERS   PERIOD   RETURN (A)    ASSETS
              -----------------------------------------------------------------------------------------------------------
For the Year
Ended December
31,
--------------
1996-FST shares.             $1.00   $     0.0335          --    $     0.0335    $(0.0335)     $1.00      3.39%       0.18%
1996-FST Pre-
ferred
shares(c).......              1.00         0.0218          --          0.0218     (0.0218)      1.00      3.30(b)     0.28(b)
1996-FST Admin-
istration
shares..........              1.00         0.0310          --          0.0310     (0.0310)      1.00      3.13        0.43
1996-FST Service
shares..........              1.00         0.0285          --          0.0285     (0.0285)      1.00      2.88        0.68
1995-FST shares.              1.00         0.0381          --          0.0381     (0.0381)      1.00      3.89        0.14
1995-FST Admin-
istration
shares..........              1.00         0.0354          --          0.0354     (0.0354)      1.00      3.63        0.39
1995-FST Service
shares..........              1.00         0.0332          --          0.0332     (0.0332)      1.00      3.38        0.64
For the Period
Ended December
31,
--------------
1994-FST
shares(d).......              1.00         0.0156          --          0.0156     (0.0156)      1.00      3.41(b)     0.07(b)
1994-FST
Administration shares(d).     1.00         0.0136          --          0.0136     (0.0136)      1.00      3.19(b)     0.32(b)
1994-FST Service
shares(d).......              1.00         0.0091          --          0.0091     (0.0091)      1.00      3.11(b)     0.57(b)
                                                      RATIOS ASSUMING NO
                                                    WAIVER OF FEES AND NO
                                                     EXPENSE LIMITATIONS
                                                   ------------------------
                           RATIO OF NET    NET                 RATIO OF NET
                            INVESTMENT  ASSETS AT   RATIO OF    INVESTMENT
                            INCOME TO     END OF   EXPENSES TO  INCOME TO
                           AVERAGE NET    PERIOD   AVERAGE NET AVERAGE NET
                              ASSETS    (IN 000'S)   ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
For the Year
Ended December
31,
--------------
1996-FST shares.               3.35%     $440,838     0.23%        3.30%
1996-FST Pre-
ferred
shares(c).......               3.26(b)     28,731     0.33(b)      3.21(b)
1996-FST Admin-
istration
shares..........               3.10        51,661     0.48         3.05
1996-FST Service
shares..........               2.85        19,855     0.73         2.80
1995-FST shares.               3.81       448,367     0.24         3.71
1995-FST Admin-
istration
shares..........               3.54        20,939     0.49         3.44
1995-FST Service
shares..........               3.32        19,860     0.74         3.22
For the Period
Ended December
31,
--------------
1994-FST
shares(d).......               3.42(b)    183,570     0.31(b)      3.18(b)
1994-FST
Administration shares(d).      3.25(b)      2,042     0.56(b)      3.01(b)
1994-FST Service
shares(d).......               3.32(b)      2,267     0.81(b)      3.08(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b) Annualized.
(c) FST Preferred share activity commenced on May 1, 1996.
(d) FST share, FST Administration share and FST Service share activity com-menced July 19, 1994, August 1, 1994 and September 23, 1994, respectively.

                         AN INTRODUCTION TO THE FUNDS

  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"). Each Fund is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment ad-viser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Funds' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value and convenient liquidation priv-ileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for Federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be nec-essary so that the investments of the Fund qualify as eligible investments un-der the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions. State chartered credit unions should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

  THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Fund may invest only in securities that are de-termined to present minimal credit risk and meet certain other criteria.

    TAXABLE FUNDS: Prime Obligations, Money Market, Money Market Plus, Trea-sury Obligations and Government Funds.

    TAX ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.

    TAX-EXEMPT FUNDS: Tax-Free Money Market and Municipal Money Market Funds.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAXABLE, TAX-ADVANTAGED AND TAX-EXEMPT FUNDS: To maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing ex-clusively in high quality money market instruments. In order to obtain a rating from a rating organization, the Money Market Plus Fund will observe special investment restrictions. The Treasury Instruments and Federal Funds pursue their objectives by limiting their investments to certain U.S. Trea-sury Obligations and U.S. Government Securities (each as defined herein), respectively, the interest from which is generally exempt from state income taxation. Each investor should consult his or her tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in the investor's own state.

  NET ASSET VALUE: Each Fund seeks to maintain a stable net asset value of $1.00 per share.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Fund may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as defined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Funds may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. The Taxable Funds will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                           INVESTMENT POLICIES MATRIX

                                                                      SHORT-TERM
                                                                    OBLIGATIONS OF            ASSET-BACKED &   FOREIGN
                       US          US                                CORPORATIONS              RECEIVABLES-  GOVERNMENT
                    TREASURY   GOVERNMENT     BANK      COMMERCIAL    AND OTHER    REPURCHASE     BACKED     OBLIGATIONS
        FUND       OBLIGATIONS SECURITIES  OBLIGATIONS     PAPER       ENTITIES    AGREEMENTS  SECURITIES+      (US$)
------------------------------------------------------------------------------------------------------------------------
Prime Obligations      [_]         [_]         [_]          [_]          [_]           [_]         [_]
                                          U.S. banks                 U.S. entities
                                          only                       only
------------------------------------------------------------------------------------------------------------------------
Money Market           [_]         [_]         [_]          [_]          [_]           [_]         [_]          [_]
                                          Over 25% of   U.S. and     U.S. and
                                          total assets  foreign      foreign
                                          must be       (US$)        (US$)
                                          invested in   commercial   entities
                                          US and        paper
                                          Foreign (US$)
                                          Banks
------------------------------------------------------------------------------------------------------------------------
Money Market           [_]         [_]         [_]          [_]          [_]           [_]         [_]          [_]
Plus                                      Over 25% of   U.S. and     U.S. and
                                          total assets  foreign      foreign
                                          must be       (US$)        (US$)
                                          invested in   commercial   entities
                                          US and        paper
                                          Foreign (US$)
                                          Banks
------------------------------------------------------------------------------------------------------------------------
Treasury               [_]                                                             [_]
Obligations
------------------------------------------------------------------------------------------------------------------------
Treasury               [_]
Instruments
------------------------------------------------------------------------------------------------------------------------
Government             [_]         [_]                                                 [_]
------------------------------------------------------------------------------------------------------------------------
Federal                [_]         [_]                                             (Does not
                                                                                   intend to
                                                                                   invest)
------------------------------------------------------------------------------------------------------------------------
Tax-Free Money                                              [_]
Market                                                  Tax-exempt
                                                        only
------------------------------------------------------------------------------------------------------------------------
Municipal Money                                             [_]
Market                                                  Tax-exempt
                                                        only

Note: See "Description of Securities and Investment Techniques" for a descrip-tion of, and certain criteria applicable to, each of these categories of investments.
    +To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.

---------------------------------------------------------------------------------------------------
                                                                      SUMMARY OF
  TAXABLE      TAX-EXEMPT       CREDIT      INVESTMENT    UNRATED    TAXATION FOR
MUNICIPALS     MUNICIPALS     QUALITY****   COMPANIES    SECURITIES DISTRIBUTIONS*  MISCELLANEOUS
---------------------------------------------------------------------------------------------------
    [_]                        First           [_]           [ ]    Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              state**
                                          in other
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
    [_]                        First           [_]           [_]    Taxable        May invest in
                               Tier       Up to 10% of              federal and    obligations of
                                          total assets              state**        the
                                          in other                                 International
                                          investment                               Bank for
                                          companies                                Reconstruction
                                                                                   and Development
---------------------------------------------------------------------------------------------------
    [_]
                               First          [_]            [_]    Taxable        May invest in
                               Tier       Up to 10% of              federal and    obligations of
                                          total assets              state**        the
                                          in other                                 International
                                          investment                               Bank for
                                          companies                                Reconstruction
                                                                                   and Development
---------------------------------------------------------------------------------------------------

                               First          [_]                   Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              state**
                                          in other
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
                               First          [_]                   Taxable
                               Tier       Up to 10% of              federal and
                                          total assets              generally
                                          in other                  exempt from
                                          investment                state taxation
                                          companies
---------------------------------------------------------------------------------------------------
                               First          [_]
                               Tier       Up to 10% of              Taxable
                                          total assets              federal and
                                          in other                  state**
                                          investment
                                          companies
---------------------------------------------------------------------------------------------------
                                                                                   Under
                               First          [_]                   Taxable        extraordinary
                               Tier       Up to 10% of              federal and    circumstances,
                                          total assets              generally      may hold cash,
                                          in other                  exempt from    U.S. Government
                                          investment                state taxation Securities
                                          companies                                subject to state
                                                                                   taxation or cash
                                                                                   equivalents
---------------------------------------------------------------------------------------------------

                 [_]           First or       [_]            [_]    Tax-exempt     May (but does
            At least 80% of    Second     Up to 10% of              federal and    not currently
            net assets in      Tier       total assets              taxable        intend to)
            Municipal                     in other                  state***       invest up to 20%
            Instruments                   investment                               in AMT
            (except in                    companies                                securities and
            extraordinary                                                          may temporarily
            circumstances)                                                         invest in the
                                                                                   taxable money
                                                                                   market
                                                                                   instruments
                                                                                   described herein
---------------------------------------------------------------------------------------------------

                 [_]           First or       [_]            [_]    Tax-exempt     May invest up to
            At least 80% of    Second     Up to 10% of              federal and    100% in AMT
            net assets in      Tier       total assets              taxable        securities and
            Municipal                     in other                  state***       may temporarily
            Instruments                   investment                               invest in the
            (except in                    companies                                taxable money
            extraordinary                                                          market
            circumstances)                                                         instruments
                                                                                   described herein
---------------------------------------------------------------------------------------------------

    * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
   ** Taxable in many states except for distributions from U.S. Treasury obli-gation interest income and certain U.S. Government securities interest income.
  *** Taxable except for distributions from interest on obligations of an in-
      vestor's state of residence in certain states.
 **** To the extent permitted by Rule 2a-7, a Fund holding a security fully supported by a guarantee may substitute the credit quality of the guaran-tee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Fund may also invest in separately traded principal and interest compo-nents of securities guaranteed or issued by the U.S. Treasury if such compo-nents are traded independently under the Separate Trading of Registered Inter-est and Principal of Securities program ("STRIPS").

  The Treasury Instruments and Federal Funds invest in U.S. Treasury Obliga-tions and the Federal Fund may also invest in certain U.S. Government Securi-ties the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instrumen-talities of the U.S. Government, including the Federal Home Loan Banks, Fed-eral Farm Credit Banks, Tennessee Valley Authority and the Student Loan Mar-keting Association.

CUSTODIAL RECEIPTS

  Each Fund (other than the Treasury Obligations, Treasury Instruments, Gov-ernment and Federal Funds) may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered ob-ligations of the U.S. Government.

U.S. AND FOREIGN BANK OBLIGATIONS

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "U.S. Bank Obligations" limited to securities issued or guaranteed by U.S. banks (including certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obligations issued by U.S. subsidiaries of such banks.

  The Money Market and Money Market Plus Funds may also invest in "Foreign Bank Obligations" limited to U.S. dollar-denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the spe-cific obligations or by government regulation.

  The Money Market and Money Market Plus Funds will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), includ-ing bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Funds may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehen-sive regulations which, in the case of U.S. regulations, have undergone sub-stantial changes in the past decade. The enactment of new legislation or regu-lations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included de-regulation of interest rates, increased competition from other types of finan-cial institutions, increased acquisition activity, geographic expansion and, during the late 1980's, an increased number of bank failures. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. See "Foreign Government Obligations--For-eign Risks" below.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "Commercial Paper" (including variable amount master demand notes and as-set-backed commercial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, foreign corporations (Money Market and Money Market Plus Funds only), foreign commercial banks (Money Market and Money Market Plus Funds only) or other entities. In addi-tion, the Funds may invest in other short-term obligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (Money Market and Money Market Plus Funds only) or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations, Money Market and Money Market Plus Funds may invest in "Asset-Backed and Receivables-Backed Securities" which represent participa-tions in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of var-ious types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guar-anteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a fi-nancial institution, or other credit enhancements may be present. To the ex-tent consistent with its investment objectives and policies, each of the Prime Obligations, Money Market and Money Market Plus Funds may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

FOREIGN GOVERNMENT OBLIGATIONS

  The Money Market and Money Market Plus Funds may invest in U.S. dollar-de-nominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Money Market and Money Market Plus Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

  FOREIGN RISKS. Investments in foreign securities and bank obligations may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authori-ties, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS. Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  TYPES OF MUNICIPAL INSTRUMENTS:

                                        TAX-FREE MONEY MARKET AND
                                        MUNICIPAL MONEY MARKET FUNDS
     -------------------------------------------------------------------------
       FIXED RATE NOTES AND SIMILAR     In highest short-term or one of the
       DEBT INSTRUMENTS                 two highest long-term rating
                                        categories
     -------------------------------------------------------------------------
       VARIABLE AND FLOATING RATE       In highest short-term or one of the
       DEMAND INSTRUMENTS               two highest long-term rating
                                        categories
     -------------------------------------------------------------------------
       TAX-EXEMPT COMMERCIAL PAPER      In highest rating category
     -------------------------------------------------------------------------
       MUNICIPAL BONDS                  In one of the two highest rating
                                        categories
     -------------------------------------------------------------------------
       UNRATED NOTES, PAPER, BONDS AND  Determined to be of comparable quality
       OTHER INSTRUMENTS                by Adviser pursuant to criteria
                                        approved by the Trustees

  As a matter of fundamental policy, at least 80% of each of the Tax-Free Money Market and Municipal Money Market Fund's net assets will ordinarily be invested in Municipal Instruments. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments when the Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Prime Obligations, Money Market and Money Market Plus Funds may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securities are attractive compared to other taxable investments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for fed-eral income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at ma-turity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Funds to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When consider-ing whether an obligation meets a Fund's quality standards, the Fund will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand features or other unconditional obligations to support the credit of the issuer of the security. A Fund may consider the ma-turity of a variable or floating rate Municipal Instrument to be shorter than its ultimate stated maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. A Fund may purchase such variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Funds (other than the Treasury Obliga-tions, Treasury Instruments, Government and Federal Funds) may invest in in-dustrial development bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when distributed as "exempt-interest dividends" to shareholders un-der the federal alternative minimum tax. See "Taxes" and "Distributions." Mu-nicipal Fund may invest up to 100% of its assets in private activity bonds. Tax-Free Fund does not currently intend to invest in such bonds. If Tax-Free Fund's policy not to invest in private activity bonds should change in the fu-ture, shareholders would be notified and such investments would not exceed 20% of Tax-Free Fund's net assets.

  OTHER POLICIES. Ordinarily the Tax-Exempt Funds expect that 100% of their portfolio securities will be Municipal Instruments. However, the Funds may hold cash or invest in short-term taxable securities as set forth above. Such Funds may invest 25% or more of the value of their respective total assets in Municipal Instruments which are related in such a way that an economic, busi-ness or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, the Tax-Exempt Funds may invest all of their respective assets in (a) Municipal Instruments the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facili-ties, (b) Municipal Instruments whose issuers are in the same state or (c) in-dustrial development obligations. Concentration of a Fund's investments in these Municipal Instruments will subject the Fund, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Fund (other than the Treasury Obligations, Treasury Instruments, Gov-ernment and Federal Funds) may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding Prime Obligations Fund) which have a branch, agency or subsidiary in the United States. In addition, these Funds may ac-quire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Fund (other than the Treasury Obligations, Treasury Instru-ments, Government and Federal Funds) may acquire the right to sell the secu-rity to another party at a guaranteed price and date.

REPURCHASE AGREEMENTS

  Each Fund (other than the Treasury Instruments Fund) may only enter into re-purchase agreements with primary dealers in U.S. Government Securities. A re-purchase agreement is an agreement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the dif-ference being income to the Fund, and will be unrelated to the interest rate on the purchased security. A Fund's custodian or sub-custodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or prin-cipal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agree-ment, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repurchase agreements entered into by a Fund will be taxable to its shareholders. In addition, each Fund, together with other registered investment companies having management agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint ac-count, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settle-ment time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian or sub-custodian until three days prior to settle-ment date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the for-ward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Al-though a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of each Fund's investments in securities of other investment companies will be subject to the limitations on such invest-ments prescribed by the Investment Company Act. These limits include a prohi-bition on any Fund acquiring more than 3% of the voting shares of any other investment company and a prohibition on investing more than 5% of a Fund's to-tal assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  TAXABLE AND TAX-EXEMPT FUNDS. Each Fund will comply with the conditions for using amortized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those condi-tions relating to maturity, diversification and credit quality. These operat-ing policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information.

  INVESTMENT RESTRICTIONS. Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Treasury Obligations Fund's policy of limiting its in-vestments to U.S. Treasury Obligations and related repurchase agreements is also fundamental. All investment objectives and policies not specifically des-ignated as fundamental are non-fundamental and may be changed without share-holder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of its net assets in illiquid investments, which include fixed time deposits maturing in more than seven days and restricted securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific re-stricted security, will not be deemed to be illiquid investments for purposes of this restriction. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will care-fully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buy-ers become for a time uninterested in purchasing these restricted securities.

  In addition, each Fund may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Fund (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $104.9 billion in assets.

  As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.3 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major invest-ment banking and brokerage firm providing a broad range of financing and in-vestment services both in the United States and abroad.

  Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, in-cluding repurchase agreements, with Goldman Sachs.

  Under the Management Agreement, GSAM continually manages each Fund, includ-ing the purchase, retention and disposition of its securities and other as-sets. In addition, GSAM administers each Fund's business affairs and performs various shareholder servicing functions to the extent not provided by other organizations. The management of each Fund is subject to the supervision of the Trustees and each Fund's investment policies. For these services, the Trust, on behalf of each Fund, pays GSAM a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                                                    FISCAL YEAR
                                                                       ENDED
                                                        CONTRACTUAL DECEMBER 31,
                                                           RATE         1996
                                                        ----------- ------------
Financial Square Prime Obligations Fund................    .205%        .17%
Financial Square Money Market Fund.....................    .205%        .17%
Financial Square Money Market Plus Fund................    .205%         N/A
Financial Square Treasury Obligations Fund.............    .205%        .17%
Financial Square Treasury Instruments Fund.............    .205%         N/A
Financial Square Government Fund.......................    .205%        .17%
Financial Square Federal Fund..........................    .205%         N/A
Financial Square Tax Free Money Market Fund............    .205%        .17%
Financial Square Municipal Money Market Fund...........    .205%         N/A

  A Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreement and is identical to the aggregate advisory and administration fees payable by each Fund under the previously separate investment advisory and administration agreements. For the fiscal year ended December 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects the fact that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled.

  GSAM has agreed not to impose a portion of its management fee and/or to re-duce or otherwise limit the total operating expenses of each Fund (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses). GSAM has no current intention to but may in the future discontinue or modify any of such reductions or limitations at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of shares of each Fund upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Fund.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds in order to increase the assets of the Funds. In-creasing the Fund's assets may enhance investment flexibility and diversifica-tion. Goldman Sachs reserves the right to redeem at any time some or all of the Fund shares acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Funds and other shareholders in deciding whether to redeem its shares.

                                     TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. The Treasury Instruments and Federal Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to continue to qualify for such treatment under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each tax-able year. To qualify as such, each Fund must satisfy certain requirements re-lating to the sources of its income, diversification of its assets and distri-bution of its income to shareholders. As a regulated investment company, each Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any "exempt-interest dividends" paid by the Tax-Exempt Funds, as described below. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the shareholders have held their shares. These tax consequences will apply to distributions of any Fund regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by the Funds in January of a given year will be taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of Municipal Fund that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Funds intend to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in shareholders' fed-eral gross income. Dividends paid by these Funds from interest on tax-exempt obligations and properly designated by the Funds as exempt-interest dividends, including dividends attributable to exempt-interest dividends received by a Fund from other regulated investment companies, will generally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest dividends will be considered in computing the corporate federal alternative minimum tax, and the extent, if any, to which social security or railroad retirement benefits are taxable. Persons who are "substantial users" of facilities financed by certain indus-trial development or private activity bonds should consult their own tax ad-visers before purchasing shares of these Funds. Interest incurred to purchase or carry shares of these Funds will not be deductible for federal income tax purposes to the extent related to exempt-interest dividends paid by the Funds.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Funds.

  If a Fund invests in foreign securities, it may be subject to foreign with-holding or other foreign taxes on income earned on such securities and is ex-pected to be unable to pass such taxes through to shareholders, who therefore are not expected to include such taxes in income or be entitled to claim for-eign tax credits or deductions with respect to such taxes.

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from a Fund. A state income (and possi-bly local income and/or intangible property) tax exemption is generally avail-able to the extent a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable
to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a po-litical subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Fund (other than the Government, Treasury Obli-gations and Money Market Plus Funds) is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. The net asset value of Government, Treasury Obligations and Money Market Plus Funds is determined as of 5:00 p.m. New York time on each Business Day. Net asset value per share for each class of shares of each Fund is calculated by determining the amount of net assets attributable to each class of shares and dividing by the number of shares for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, the Treasury Instruments and Federal Funds will cease, and each other Fund reserves the right to cease, accepting purchase and redemption orders for same Business Day credit at the time PSA recommends that the securities markets close. On days any Fund closes early, purchase and redemption orders received after the PSA recommended closing time will be credited to the next Business Day. In addi-tion, each Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

  Each Fund seeks to maintain a net asset value of $1.00 per share. In this connection, each Fund values its portfolio securities on the basis of amor-tized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For a more complete description of the amortized cost valuation method and its effect on existing and prospec-tive shareholders, see the Statement of Additional Information. There can be no assurance that a Fund will be able at all times to maintain a net asset value per share of $1.00.

                               YIELD INFORMATION

  From time to time, each Fund may advertise its yield, effective yield and average annual total return. Average annual total return is determined by com-puting the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may furnish total return calcula-tions based on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. The yield of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Funds and the Federal and Treasury Instruments Funds may each also quote tax-equivalent yield. Each Fund's tax-equivalent yield is calcu-lated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

  Investors should note that the investment results of a Fund are based on historical performance and will fluctuate over time. Any presentation of a Fund's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an investment may earn or what a Fund's total return, yield, effective yield or tax-equiva-lent yield may be in any future period. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of shares in existence. Because each such class of shares is subject to different expenses, the total return and net yield of such classes of a Fund for the same period may differ. See "Organiza-tion and Shares of the Trust" below.

                     ORGANIZATION AND SHARES OF THE TRUST

  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly se-ries of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have au-thority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by share-holders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes. (Institutions that provide services to holders of FST Pre-ferred Shares, FST Administration Shares or FST Service Shares are referred to in this Prospectus as "Service Organizations").

  When issued, shares are fully paid and nonassessable. In the event of liqui-dation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  Shares of a Fund will be voted seperately by Fund with respect to matters pertaining to that Fund except for the election of Trustees and ratification of independent accountants. For example, shareholders of each Fund are re-quired to approve the adoption of any management agreement relating to that Fund and any changes in fundamental investment restrictions or policies of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund.

  As of April 1, 1997, Harris Trust & Savings Bank, 200 W. Monroe St. Fl 12, Chicago, IL 60606, owned of record 40.64% of the outstanding shares of Trea-sury Instruments Fund.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

                                ADMINISTRATION

  Each Fund has adopted a Preferred Administration Plan with respect to the FST Preferred Shares which authorizes it to compensate certain institutions for providing account administration services to their customers who are bene-ficial owners of such Shares (each a "Service Organization"). Each Fund will enter into agreements with Service Organizations which purchase FST Preferred Shares on behalf of their customers ("Service Agreements"). The Service Agree-ments will provide for compensation to the Service Organization in an amount up to .10% (on an annualized basis) of the average daily net asset value of the FST Preferred Shares of that Fund attributable to or held in the name of the Service Organization for its customers. The services provided by a Service Organization may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for its customers, and processing orders to purchase, redeem and exchange FST Preferred Shares for its customers.

  For the fiscal year ended December 31, 1996, the Trust, on behalf of Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, Government
Fund and Tax-Free Fund paid Service Organizations fees at the annual rate of
 .10% of each Fund's average daily net assets attributable to FST Preferred Ad-ministration Shares.

  Holders of FST Preferred Shares of a Fund will bear all expenses and fees paid to Service Organizations with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of FST Preferred Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Serv-ice Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Fund.

  All inquiries of beneficial owners of FST Preferred Shares of the Funds should be directed to such owners' Service Organization.

                              PURCHASE OF SHARES

  It is expected that all direct purchasers of FST Preferred Shares will be Service Organizations or their nominees, which may purchase FST Preferred Shares of the Funds through Goldman Sachs. Customers of Service Organizations may invest in such shares only through their Service Organizations.

  As set forth below, FST Preferred Shares of the Funds may be purchased on any Business Day at the net asset value next determined after receipt from the Service Organization of both the purchase order and the purchase amount in federal funds. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention:
Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring federal funds to The Northern Trust Company ("Northern"), Chicago, Illinois, as the sub-custodian for State Street Bank and Trust Company ("State Street").

  Purchases of FST Preferred Shares may also be made by a Service Organization by delivering a Federal Reserve draft or check (except that a third party check will not be accepted) payable only to the appropriate Fund and drawn on a U.S. bank to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900

Sears Tower, Chicago, Illinois 60606. It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two Business Days after receipt. FST Preferred Shares purchased by check may not be redeemed until the check has cleared, as described under "Redemption of Shares."

  Purchases of shares of any Fund may also be made through an Automated Clear-ing House ("ACH") transfer to Goldman Sachs Trust c/o Northern, as subcustodian for State Street. Purchase orders are effected at the net asset value next determined after receipt of both the purchase order and the pur-chase amount in federal funds. It is expected that ACH transfers will ordinar-ily be converted to federal funds on the Business Day following receipt of the ACH transfer.

  FST Preferred Shares of each Fund are deemed to have been purchased when an order becomes effective and are entitled to dividends on FST Preferred Shares purchased as follows:

-------------------------------------------------------------------------------

      IF ORDER IS RECEIVED FROM A SERVICE
      ORGANIZATION BY GOLDMAN SACHS         DIVIDENDS BEGIN
      -----------------------------------   ---------------
      (1) In the case of the Taxable and Tax-Advantaged Funds
               (except for Government, Treasury Obligations
               and Money Market Plus Funds)
      By:         3:00 p.m.--N.Y. time      Same Business Day
---------------------------------------------------------------------
      After:      3:00 p.m.--N.Y. time      Next Business Day
---------------------------------------------------------------------
      (2) In the case of the Government, Treasury Obligations
               and Money Market Plus Funds
      By:         5:00 p.m.--N.Y. time      Same Business Day
---------------------------------------------------------------------
      After:      5:00 p.m.--N.Y. time      Next Business Day
---------------------------------------------------------------------
      (3) In the case of the Municipal Fund
      By:         1:00 p.m.--N.Y. time      Same Business Day
---------------------------------------------------------------------
      After:      1:00 p.m.--N.Y. time      Next Business Day
---------------------------------------------------------------------
      (4) In the case of the Tax-Free Fund
      By:         2:00 p.m.--N.Y. time      Same Business Day
---------------------------------------------------------------------
      After:      2:00 p.m.--N.Y. time      Next Business Day
---------------------------------------------------------------------

  The Service Organizations are responsible for timely transmittal of purchase orders to Goldman Sachs and federal funds to Northern. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and federal funds must be received by them.

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  FST Preferred Shares of a Fund are purchased at the net asset value per share without the imposition of a sales charge. Goldman Sachs, as each Fund's transfer agent, will maintain a complete record of transactions and FST Pre-ferred Shares held in each record holder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The minimum initial investment requirement is $10 million, which may be al-located among the Funds. The Trust and Goldman Sachs each reserves the right to waive the minimum investment requirement. A Service Organization may impose a minimum amount for initial and subsequent investments in FST Preferred Shares of the Funds, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organizations for further information concerning such requirements and charges. A Service Organization may purchase FST Preferred Shares in connection with sweep account programs.

SUBSEQUENT INVESTMENTS

  There is no minimum amount required for subsequent investments. Orders for the purchase of additional FST Preferred Shares should be accompanied by in-formation identifying the account and the Fund in which FST Preferred Shares are to be purchased.

                            REPORTS TO SHAREHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semi-annual report to record holders of FST Preferred Shares of each Fund, including Service Organizations who hold such Shares for the bene-fit of their customers. Upon request, a printed confirmation for each transac-tion will be provided by Goldman Sachs. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to shareholders of record. Service Organizations will be responsible for pro-viding similar services to their own customers who are the beneficial owners of such Shares.

                                 DISTRIBUTIONS

  All or substantially all of each Fund's net investment income will be de-clared daily (as of 4:00 p.m. New York time for each Fund other than the Gov-ernment, Treasury Obligations and Money Market Plus Funds and as of 5:00 p.m. New York time for the Government, Treasury Obligations and Money Market Plus Funds) as a dividend and distributed to Service Organizations monthly. Distri-butions will be made in additional FST Preferred Shares of the same Fund or, at the election of a Service Organization, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed by a Serv-ice Organization at any time upon written notice to Goldman Sachs. If no elec-tion is made, all dividends and capital gain distributions will be reinvested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code and may be reflected in the Fund's daily distri-butions. Each Fund may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the sub-sequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the net asset value of the Fund, they are not expected to be of an amount which would affect the Fund's net asset value of $1.00 per share.

  The income declared as a dividend for the Treasury Obligations, Government and Money Market Plus Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

  A Fund's net investment income consists of the excess of (i) accrued inter-est or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Fund from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Fund, in-cluding a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  FST Preferred Shares of each Fund may be exchanged by Service Organizations for FST Preferred Shares of any other Financial Square Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Share-holder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606, if previously elected in the Account Information Form, or by calling Goldman Sachs at 800-621-2550. All telephone exchanges must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is being made. It may be difficult to implement the tele-phone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Shares" to confirm that such instructions are genuine. Exchanges are available only in states where the exchange may legally be made. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice.

                             REDEMPTION OF SHARES

HOW TO REDEEM

  Customers of Service Organizations may redeem FST Preferred Shares of a Fund through their respective Service Organizations. The Service Organizations are responsible for the transmittal of redemption requests by their customers to Goldman Sachs. In order to facilitate timely transmittal of redemption re-quests, Service Organizations have established procedures by which redemption requests must be made and times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

  A Service Organization may redeem such Shares without charge upon request on any Business Day at the net asset value next determined after receipt by Goldman Sachs of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. A Service Organization may request re-demptions by telephone only if the optional telephone redemption privilege has been elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by telephone. A redemption may also be made with respect to certain Funds by means of the check redemp-tion privilege described in the Statement of Additional Information. Goldman Sachs reserves the right to redeem accounts with balances below $500.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemption request has been properly authorized. A redemption re-quest will not be considered to have been received in proper form until such additional documentation has been submitted to Goldman Sachs by the Service Organization. The payment of redemption proceeds for FST Preferred Shares re-cently purchased by check will be delayed for up to 15 days until the check has cleared.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the record holder of FST Preferred Shares.
-------------------------------------------------------------------------------

          REDEMPTION REQUEST
             RECEIVED FROM             REDEMPTION
         SERVICE ORGANIZATION           PROCEEDS
           BY GOLDMAN SACHS            ORDINARILY             DIVIDENDS
         --------------------          ----------             ---------
        (1) In the case of the Taxable and Tax-Advantaged Funds (except for
          Government, Treasury Obligations and Money Market Plus Funds)
 By:     3:00 p.m.--N.Y. time   Wired Same Business Day  Not earned on Day
                                                         request is received
----------------------------------------------------------------------------
 After:  3:00 p.m.--N.Y. time   Wired Next Business Day  Earned on Day
                                                         request is received
----------------------------------------------------------------------------
        (2) In the case of the Government, Treasury Obligations and Money
        Market Plus Funds
 By:    5:00 p.m.--N.Y. time    Wired Same Business Day  Not earned on Day
                                                         request is received
----------------------------------------------------------------------------
 After: 5:00 p.m.--N.Y. time    Wired Next Business Day  Earned on Day
                                                         request is received
----------------------------------------------------------------------------
        (3) In the case of the Municipal Fund
 By:    12:00 noon--N.Y. time   Wired Same Business Day  Not earned on Day
                                                         request is received
----------------------------------------------------------------------------
 After: 12:00 noon--N.Y. time   Wired Next Business Day  Earned on Day
                                                         request is received
----------------------------------------------------------------------------
        (4) In the case of the Tax-Free Fund
 By:    1:00 p.m.--N.Y. time    Wired Same Business Day  Not earned on Day
                                                         request is received
----------------------------------------------------------------------------
 After: 1:00 p.m.--N.Y. time    Wired Next Business Day  Earned on Day
                                                         request is received
----------------------------------------------------------------------------

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the Service Organization's bank account desig-nated in the Account Information Form. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after re-ceipt of the Service Organization's properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been ini-tiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any fur-ther responsibility for the performance of intermediaries or the FST Preferred Shareholder's Service Organization in the transfer process. If a problem with such performance arises, the FST Preferred Shareholder should deal directly with such intermediaries or Service Organization.

OTHER REDEMPTION INFORMATION

  A minimum account balance of $10 million is required to remain a FST Pre-ferred Shareholder. The Funds may redeem all of the FST Preferred Shares of any FST Preferred Shareholder whose account has a net asset value which is less than the minimum described above. The Trust will give sixty (60) days' prior written notice to such shareholders whose FST Preferred Shares are being redeemed to allow them to purchase sufficient additional FST Preferred Shares to avoid such redemption.

                               ----------------

                                   APPENDIX

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Fund with your correct Social Secu-rity or other Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, ex-changes and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Reve-nue Service (IRS). Backup withholding could apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account estab-lished under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup with-holding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such with-holding should cease, you must cross out item (2) in the certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securi-ties and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a com-pleted Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to non-resident alien withhold-ing of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS
FST PREFERRED SHARES
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-621-2550

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Shareholder and Fund Expenses..............................................   2
Financial Highlights.......................................................   4
An Introduction to the Funds...............................................  10
Investment Policies Matrix.................................................  12
Description of Securities and Investment Techniques........................  14
Investment Limitations.....................................................  19
Management.................................................................  20
Taxes......................................................................  21
Net Asset Value............................................................  23
Yield Information..........................................................  23
Organization and Shares of the Trust.......................................  24
Administration.............................................................  25
Purchase of Shares.........................................................  25
Reports to Shareholders....................................................  27
Distributions..............................................................  27
Exchanges..................................................................  28
Redemption of Shares.......................................................  28
Appendix................................................................... A-1



FSPROPRMM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS

                            FINANCIAL SQUARE FUNDS

                             FST PREFERRED SHARES


                                  -----------

                                  PROSPECTUS

                                  -----------

                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS
                  GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS
                                   ILA UNITS
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is a no-load, open-end, management investment company (a "mutual fund") which includes the Goldman Sachs-- Institutional Liquid Assets portfolios (the "Portfolios"). This Prospectus relates only to the offering of ILA shares of beneficial interest ("ILA Units") of the Portfolios. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Portfolio's investment adviser. Goldman, Sachs & Co. serves as each Portfolio's distributor and transfer agent.

  The following Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. These Portfolios may invest in diversified portfolios of the following types of instruments:

  Prime Obligations Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  Money Market Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obligations of U.S. and foreign banks, U. S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign governments, states, municipalities and other entities, and repurchase agreements.

  Treasury Obligations Portfolio. Securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities.

  Treasury Instruments Portfolio. Securities issued or guaranteed by the U.S. Treasury, the interest income from which is generally exempt from state income taxation.

  Government Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, and repurchase agreements relating to such securities.

  Federal Portfolio. Securities of the U.S. Government and certain of its agencies, authorities and instrumentalities, the interest income from which is generally exempt from state income taxation.

  The following Portfolios seek to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio, exempt from California state and New York state and city personal income taxes, respectively, by investing primarily in municipal instruments. The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in securities issued by or on behalf of California and New York municipal issuers and therefore investment in such Portfolios may be riskier than other types of money market funds. These Portfolios may invest in the following types of instruments:

  Tax-Exempt Diversified Portfolio. A diversified portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia.

  Tax-Exempt California Portfolio. A non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal and California state income taxes.

  Tax-Exempt New York Portfolio. A non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of New York and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal, New York state and New York City personal income taxes.

  AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.
-------------------------------------------------------------------------------
ADDITIONAL INFORMATION............ Goldman Sachs Funds--Toll Free: 800-621-2550

This Prospectus provides you with information about the Portfolios that you should know before investing in ILA Units. It should be read and retained for future reference. If you would like more detailed information, the Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time, is available upon request without charge by calling the telephone number listed above or by writing Goldman Sachs, Attention:
Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and
Exchange Commission. Not all Portfolios are available in certain states.
Please call the phone number listed above to determine availability in your state. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.
-------------------------------------------------------------------------------
ILA UNITS OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 1, 1997.

                       UNITHOLDER AND PORTFOLIO EXPENSES
                                   ILA UNITS

                                      PRIME      MONEY    TREASURY    TREASURY                        TAX-EXEMPT  TAX-EXEMPT
                                   OBLIGATIONS  MARKET   OBLIGATIONS INSTRUMENTS GOVERNMENT  FEDERAL  DIVERSIFIED CALIFORNIA
                                    PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
                                   ----------- --------- ----------- ----------- ---------- --------- ----------- ----------
UNITHOLDER TRANSAC-
TION EXPENSES
 Maximum Sales
 Charge Imposed on
 Purchases..........                  None       None       None        None        None      None       None        None
 Sales Charge
 Imposed on
 Reinvested
 Distributions......                  None       None       None        None        None      None       None        None
 Deferred Sales Load
 Imposed on
 Redemptions........                  None       None       None        None        None      None       None        None
 Exchange Fee.......                  None       None       None        None        None      None       None        None
ANNUAL OPERATING EX-
PENSES(1)
 (as a percentage of average daily
 net assets)
 Management Fees
 (after
 limitations)(2)....                  0.35%      0.31%      0.35%       0.16%       0.35%     0.21%      0.26%       0.35%
 Other Expenses
 (after expense
 limitation)(3).....                  0.07%      0.06%      0.07%       0.06%       0.07%     0.06%      0.06%       0.07%
                                      ----       ----       ----        ----        ----      ----       ----        ----
TOTAL OPERATING EX-
PENSES (4)..........                  0.42%      0.37%      0.42%       0.22%       0.42%     0.27%      0.32%       0.42%
                                      ====       ====       ====        ====        ====      ====       ====        ====
                                     TAX-
                                    EXEMPT
                                   NEW YORK
                                   PORTFOLIO
                                   ---------
UNITHOLDER TRANSAC-
TION EXPENSES
 Maximum Sales
 Charge Imposed on
 Purchases..........                 None
 Sales Charge
 Imposed on
 Reinvested
 Distributions......                 None
 Deferred Sales Load
 Imposed on
 Redemptions........                 None
 Exchange Fee.......                 None
ANNUAL OPERATING EX-
PENSES(1)
 (as a percentage of average daily
 net assets)
 Management Fees
 (after
 limitations)(2)....                 0.27%
 Other Expenses
 (after expense
 limitation)(3).....                 0.06%
                                   ---------
TOTAL OPERATING EX-
PENSES (4)..........                 0.33%
                                   =========

EXAMPLE OF EXPENSES

  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Prime Obligations Portfolio................   $4     $13     $24     $53
     Money Market Portfolio.....................   $4     $12     $21     $47
     Treasury Obligations Portfolio.............   $4     $13     $24     $53
     Treasury Instruments Portfolio.............   $2     $ 7     $12     $28
     Government Portfolio.......................   $4     $13     $24     $53
     Federal Portfolio..........................   $3     $ 9     $15     $34
     Tax-Exempt Diversified Portfolio...........   $3     $10     $18     $41
     Tax-Exempt California Portfolio............   $4     $13     $24     $53
     Tax-Exempt New York Portfolio..............   $3     $11     $19     $42

--------
(1) Based on estimated amounts for the current fiscal year.

(2) The Investment Adviser has voluntarily agreed that a portion of the man-agement fee would not be imposed on the Money Market, Treasury Instru-ments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios equal to .04%, .19%, .14%, .09% and .08%, respectively. Without such limi-tation, management fees for each Portfolio would be 0.35%.

(3) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.07% of the Prime Obligations, Treasury Obli-gations, Government and Tax-Exempt California Portfolio's average daily net assets and 0.06% of each other Portfolio's average daily net assets.

(4) Without the limitations described above, "Other Expenses" and "Total Oper-ating Expenses" of the Portfolios for the current fiscal year are esti-mated to be as follows:

                                                         OTHER   TOTAL OPERATING
                                                        EXPENSES    EXPENSES
                                                        -------- ---------------
   Prime Obligations Portfolio.........................   .08%        0.43%
   Money Market Portfolio..............................   .08%        0.43%
   Treasury Obligations Portfolio......................   .08%        0.43%
   Treasury Instruments Portfolio......................   .08%        0.43%
   Government Portfolio................................   .09%        0.44%
   Federal Portfolio...................................   .08%        0.43%
   Tax-Exempt Diversified Portfolio....................   .06%        0.41%
   Tax-Exempt California Portfolio.....................   .07%        0.42%
   Tax-Exempt New York Portfolio.......................   .08%        0.43%

  The information set forth in the foregoing table and hypothetical example relates only to ILA Units of the Portfolios. The Portfolios also offer ILA Ad-ministration Units, ILA Service Units and ILA Class B Units (Prime Obligations only). The other classes of the Portfolios are subject to different fees and expenses (which affect performance) and are entitled to different services. Information regarding any other class of the Portfolios may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear di-rectly or indirectly. The information on fees and expenses included in the ta-ble and the hypothetical example above are based on each Portfolio's estimated fees and expenses and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfo-lio's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a unit (of the class specified) of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Ex-empt New York Portfolios outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to unitholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected Data for a Unit Outstanding Throughout Each Period Prime Obligations Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
----------------
1996-ILA units..    $1.00    $0.0511         --       $0.0511      $(0.0511)     $1.00      5.22%       0.41%        5.11%
1996-ILA Admin-
istration units.     1.00     0.0497         --        0.0497       (0.0497)      1.00      5.06        0.56         4.97
1996-ILA Service
units...........     1.00     0.0474         --        0.0474       (0.0474)      1.00      4.80        0.81         4.74
1996-ILA B
units (b).......     1.00     0.0262         --        0.0262       (0.0262)      1.00      3.97(d)     1.41(d)      4.09(d)
1995-ILA units..     1.00     0.0566         --        0.0566       (0.0566)      1.00      5.79        0.41         5.66
1995-ILA Admin-
istration units.     1.00     0.0551         --        0.0551       (0.0551)      1.00      5.63        0.56         5.51
1995-ILA Service
units...........     1.00     0.0522         --        0.0522       (0.0522)      1.00      5.37        0.81         5.22
1994-ILA units..     1.00     0.0394         --        0.0394       (0.0394)      1.00      4.07        0.40         3.94
1994-ILA Admin-
istration units.     1.00     0.0379         --        0.0379       (0.0379)      1.00      3.91        0.55         3.79
1994-ILA Service
units...........     1.00     0.0365         --        0.0365       (0.0365)      1.00      3.66        0.80         3.65
1993-ILA units..     1.00     0.0291      0.0002       0.0293       (0.0293)      1.00      2.97        0.40         2.91
1993-ILA Admin-
istration units.     1.00     0.0275      0.0003       0.0278       (0.0278)      1.00      2.82        0.55         2.75
1993-ILA Service
units...........     1.00     0.0250      0.0001       0.0251       (0.0252)      1.00      2.56        0.80         2.50
1992-ILA units..     1.00     0.0364      0.0010       0.0374       (0.0374)      1.00      3.75        0.40         3.64
1992-ILA Admin-
istration units.     1.00     0.0339      0.0010       0.0349       (0.0349)      1.00      3.60        0.55         3.39
1992-ILA Service
units...........     1.00     0.0311      0.0010       0.0321       (0.0320)      1.00      3.34        0.80         3.11
1991-ILA units..     1.00     0.0591      0.0003       0.0594       (0.0594)      1.00      6.10        0.40         5.91
1991-ILA Admin-
istration units.     1.00     0.0568      0.0003       0.0571       (0.0571)      1.00      5.94        0.55         5.68
1991-ILA Service
units...........     1.00     0.0558      0.0003       0.0561       (0.0561)      1.00      5.68        0.80         5.58
1990-ILA units..     1.00     0.0793         --        0.0793       (0.0793)      1.00      8.21        0.38         7.93
1990-ILA Admin-
istration
units (c).......     1.00     0.0438         --        0.0438       (0.0438)      1.00      7.81(d)     0.55(d)      7.62(d)
1990-ILA Service
units (c).......     1.00     0.0425         --        0.0425       (0.0425)      1.00      7.56(d)     0.80(d)      7.25(d)
1989-ILA units..     1.00     0.0890         --        0.0890       (0.0890)      1.00      9.27        0.40         8.90
1988-ILA units..     1.00     0.0714         --        0.0714       (0.0714)      1.00      7.48        0.40         7.14
1987-ILA units..     1.00     0.0634         --        0.0634       (0.0634)      1.00      6.50        0.40         6.34
                                 RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF    EXPENSES     INCOME TO
                    PERIOD    TO AVERAGE  AVERAGE NET
                  (IN 000'S)  NET ASSETS     ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
-----------------
1996-ILA units..  $1,154,787     0.43%        5.09%
1996-ILA Admin-
istration units.      23,738     0.58         4.95
1996-ILA Service
units...........      84,707     0.83         4.72
1996-ILA B
units (b).......         346     1.43(d)      4.07(d)
1995-ILA units..   1,261,251     0.43         5.64
1995-ILA Admin-
istration units.      63,018     0.58         5.49
1995-ILA Service
units...........     227,233     0.83         5.20
1994-ILA units..   1,963,846     0.42         3.92
1994-ILA Admin-
istration units.     149,234     0.57         3.77
1994-ILA Service
units...........     170,453     0.82         3.63
1993-ILA units..   2,332,771     0.42         2.89
1993-ILA Admin-
istration units.     189,431     0.57         2.73
1993-ILA Service
units...........     137,804     0.82         2.48
1992-ILA units..   3,444,591     0.42         3.62
1992-ILA Admin-
istration units.     257,321     0.57         3.37
1992-ILA Service
units...........      22,044     0.82         3.09
1991-ILA units..   3,531,736     0.42         5.89
1991-ILA Admin-
istration units.     198,417     0.57         5.66
1991-ILA Service
units...........      18,789     0.82         5.56
1990-ILA units..   2,833,541     0.38         7.93
1990-ILA Admin-
istration
units (c).......     209,272     0.55(d)      7.62(d)
1990-ILA Service
units (c).......      19,039     0.80(d)      7.25(d)
1989-ILA units..   3,761,964     0.40         8.90
1988-ILA units..   3,799,628     0.40         7.14
1987-ILA units..   5,814,280     0.40         6.34

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b)ILA Class B unit activity commenced during May of 1996.
(c)ILA Administration and Service unit activity commenced during June of 1990.
(d)Annualized.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Money Market Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                                                                                                 RATIO OF NET
                  NET ASSET            NET REALIZED    TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
                --------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0515     $0.0001      $0.0516      $(0.0516)     $1.00      5.27%       0.36%        5.15%
1996-ILA Admin-
istration units.     1.00     0.0500      0.0001       0.0501       (0.0501)      1.00      5.12        0.51         5.00
1996-ILA Service
units...........     1.00     0.0475      0.0001       0.0476       (0.0476)      1.00      4.86        0.76         4.75
1995-ILA units..     1.00     0.0571         --        0.0571       (0.0571)      1.00      5.85        0.36         5.71
1995-ILA Admin-
istration units.     1.00     0.0555         --        0.0555       (0.0555)      1.00      5.69        0.51         5.55
1995-ILA Service
units...........     1.00     0.0529         --        0.0529       (0.0529)      1.00      5.43        0.76         5.29
1994-ILA units..     1.00     0.0401         --        0.0401       (0.0401)      1.00      4.13        0.35         4.01
1994-ILA Admin-
istration units.     1.00     0.0388         --        0.0388       (0.0388)      1.00      3.98        0.50         3.88
1994-ILA Service
units...........     1.00     0.0364         --        0.0364       (0.0364)      1.00      3.72        0.75         3.61
1993-ILA units..     1.00     0.0296      0.0003       0.0299       (0.0299)      1.00      3.03        0.35         2.96
1993-ILA Admin-
istration units.     1.00     0.0281      0.0003       0.0284       (0.0284)      1.00      2.88        0.50         2.81
1993-ILA Service
units...........     1.00     0.0257      0.0002       0.0259       (0.0259)      1.00      2.62        0.75         2.57
1992-ILA units..     1.00     0.0368      0.0004       0.0372       (0.0372)      1.00      3.76        0.35         3.68
1992-ILA Admin-
istration units.     1.00     0.0356      0.0004       0.0360       (0.0360)      1.00      3.61        0.50         3.56
1992-ILA Service
units...........     1.00     0.0358      0.0006       0.0364       (0.0364)      1.00      3.35        0.75         3.58
1991-ILA units..     1.00     0.0591      0.0004       0.0595       (0.0595)      1.00      6.12        0.35         5.91
1991-ILA Admin-
istration units.     1.00     0.0574      0.0004       0.0578       (0.0578)      1.00      5.96        0.50         5.74
1991-ILA Service
units...........     1.00     0.0547      0.0004       0.0551       (0.0551)      1.00      5.70        0.75         5.47
1990-ILA units..     1.00     0.0793      0.0001       0.0794       (0.0794)      1.00      8.24        0.35         7.93
1990-ILA Admin-
istration
units (c).......     1.00     0.0424      0.0001       0.0425       (0.0425)      1.00      7.86(b)     0.50(b)      7.63(b)
1990-ILA Service
units (c).......     1.00     0.0438         --        0.0438       (0.0438)      1.00      7.61(b)     0.75(b)      7.46(b)
1989-ILA units..     1.00     0.0885      0.0001       0.0886       (0.0886)      1.00      9.31        0.35         8.85
1988-ILA units..     1.00     0.0751         --        0.0751       (0.0751)      1.00      7.66        0.27         7.51
FOR THE PERIOD DECEMBER 2, 1987 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
------------------------------------------------------------
1987-ILA units..     1.00     0.0063         --        0.0063       (0.0063)      1.00      7.38(b)     0.15(b)      7.62(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
                --------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..  $ 703,097      0.43%        5.08%
1996-ILA Admin-
istration units.    257,258      0.58         4.93
1996-ILA Service
units...........     28,845      0.83         4.68
1995-ILA units..    574,155      0.42         5.65
1995-ILA Admin-
istration units.    164,422      0.57         5.49
1995-ILA Service
units...........     23,080      0.82         5.23
1994-ILA units..    559,470      0.43         3.93
1994-ILA Admin-
istration units.    145,867      0.58         3.80
1994-ILA Service
units...........     21,862      0.83         3.53
1993-ILA units..    699,604      0.43         2.88
1993-ILA Admin-
istration units.    150,452      0.58         2.73
1993-ILA Service
units...........     11,166      0.83         2.49
1992-ILA units..    884,571      0.43         3.60
1992-ILA Admin-
istration units.    187,445      0.58         3.48
1992-ILA Service
units...........     15,114      0.83         3.50
1991-ILA units..  1,153,191      0.42         5.84
1991-ILA Admin-
istration units.    210,330      0.57         5.67
1991-ILA Service
units...........     56,586      0.82         5.40
1990-ILA units..    924,141      0.40         7.88
1990-ILA Admin-
istration
units (c).......    204,477      0.55(b)      7.58(b)
1990-ILA Service
units (c).......     38,128      0.80(b)      7.41(b)
1989-ILA units..  1,295,389      0.40         8.80
1988-ILA units..    701,105      0.40         7.38
FOR THE PERIOD DECEMBER 2, 1987 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
------------------------------------------------------------
1987-ILA units..    183,633      0.40(b)      7.37(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during June of 1990.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Government Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0504     $0.0001      $0.0505      $(0.0504)     $1.00     5.15%        0.41%        5.04%
1996-ILA Admin-
istration units.     1.00     0.0489      0.0001       0.0490       (0.0489)      1.00     4.99         0.56         4.89
1996-ILA Service
units...........     1.00     0.0463      0.0001       0.0464       (0.0463)      1.00     4.73         0.81         4.63
1995-ILA units..     1.00     0.0562      0.0002       0.0564       (0.0564)      1.00     5.77         0.41         5.62
1995-ILA Admin-
istration units.     1.00     0.0549      0.0002       0.0551       (0.0551)      1.00     5.62         0.56         5.49
1995-ILA Service
units...........     1.00     0.0519      0.0002       0.0521       (0.0521)      1.00     5.35         0.81         5.19
1994-ILA units..     1.00     0.0378      0.0002       0.0380       (0.0380)      1.00     3.94         0.40         3.78
1994-ILA Admin-
istration units.     1.00     0.0362      0.0002       0.0364       (0.0364)      1.00     3.79         0.55         3.62
1994-ILA Service
units...........     1.00     0.0350      0.0002       0.0352       (0.0352)      1.00     3.53         0.80         3.50
1993-ILA units..     1.00     0.0282      0.0008       0.0290       (0.0291)      1.00     2.94         0.40         2.82
1993-ILA Admin-
istration units.     1.00     0.0267      0.0008       0.0275       (0.0276)      1.00     2.79         0.55         2.67
1993-ILA Service
units...........     1.00     0.0242      0.0006       0.0248       (0.0250)      1.00     2.53         0.80         2.42
1992-ILA units..     1.00     0.0338      0.0027       0.0365       (0.0364)      1.00     3.70         0.40         3.38
1992-ILA Admin-
istration units.     1.00     0.0325      0.0027       0.0352       (0.0351)      1.00     3.55         0.55         3.25
1992-ILA Service
units...........     1.00     0.0309      0.0030       0.0339       (0.0336)      1.00     3.29         0.80         3.09
1991-ILA units..     1.00     0.0567      0.0011       0.0578       (0.0578)      1.00     5.91         0.40         5.67
1991-ILA Admin-
istration units.     1.00     0.0545      0.0011       0.0556       (0.0556)      1.00     5.75         0.55         5.45
1991-ILA Service
units...........     1.00     0.0522      0.0011       0.0533       (0.0533)      1.00     5.49         0.80         5.22
1990-ILA units..     1.00     0.0779      0.0003       0.0782       (0.0782)      1.00     8.11         0.39         7.79
1990-ILA Admin-
istration units
(c).............     1.00     0.0439      0.0004       0.0443       (0.0443)      1.00     7.74(b)      0.55(b)      7.49(b)
1990-ILA Service
units (c).......     1.00     0.0359      0.0002       0.0361       (0.0363)      1.00     7.42(b)      0.80(b)      7.15(b)
1989-ILA units..     1.00     0.0877      0.0001       0.0878       (0.0878)      1.00     9.15         0.40         8.77
1988-ILA units..     1.00     0.0716      0.0002       0.0718       (0.0718)      1.00     7.42         0.40         7.16
1987-ILA units..     1.00     0.0622      0.0001       0.0623       (0.0624)      1.00     6.43         0.40         6.22
                                 RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..  $  694,651     0.44%        5.01%
1996-ILA Admin-
istration units.      36,055     0.59         4.86
1996-ILA Service
units...........      94,228     0.84         4.60
1995-ILA units..     570,469     0.43         5.60
1995-ILA Admin-
istration units.      47,558     0.58         5.47
1995-ILA Service
units...........      85,401     0.83         5.17
1994-ILA units..     881,520     0.44         3.74
1994-ILA Admin-
istration units.      95,483     0.59         3.58
1994-ILA Service
units...........     156,930     0.84         3.46
1993-ILA units..   1,315,378     0.43         2.79
1993-ILA Admin-
istration units.     161,845     0.58         2.64
1993-ILA Service
units...........     101,272     0.83         2.39
1992-ILA units..   1,785,472     0.42         3.36
1992-ILA Admin-
istration units.     461,542     0.57         3.23
1992-ILA Service
units...........      56,389     0.82         3.07
1991-ILA units..   2,103,627     0.43         5.64
1991-ILA Admin-
istration units.     464,060     0.58         5.42
1991-ILA Service
units...........     200,176     0.83         5.19
1990-ILA units..   2,203,756     0.39         7.79
1990-ILA Admin-
istration units
(c).............     296,313     0.55(b)      7.49(b)
1990-ILA Service
units (c).......     132,888     0.80(b)      7.15(b)
1989-ILA units..   2,268,330     0.40         8.77
1988-ILA units..   2,197,796     0.40         7.16
1987-ILA units..   2,243,870     0.40         6.22

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c)ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET
                  NET ASSET              REALIZED      TOTAL
                  VALUE AT     NET       GAIN ON    INCOME FROM
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0498     $0.0002      $0.0500
1996-ILA Admin-
istration units.     1.00     0.0483      0.0003       0.0486
1996-ILA Service
units...........     1.00     0.0459      0.0001       0.0460
1995-ILA units..     1.00     0.0551      0.0007       0.0558
1995-ILA Admin-
istration units.     1.00     0.0537      0.0007       0.0544
1995-ILA Service
units...........     1.00     0.0511      0.0007       0.0518
1994-ILA units..     1.00     0.0377         --        0.0377
1994-ILA Admin-
istration units.     1.00     0.0368         --        0.0368
1994-ILA Service
units...........     1.00     0.0340         --        0.0340
1993-ILA units..     1.00     0.0279      0.0006       0.0285
1993-ILA Admin-
istration units.     1.00     0.0264      0.0006       0.0270
1993-ILA Service
units...........     1.00     0.0239      0.0006       0.0245
1992-ILA units..     1.00     0.0339      0.0025       0.0364
1992-ILA Admin-
istration units.     1.00     0.0320      0.0023       0.0343
1992-ILA Service
units...........     1.00     0.0294      0.0024       0.0318
1991-ILA units..     1.00     0.0557      0.0018       0.0575
1991-ILA Admin-
istration units.     1.00     0.0540      0.0018       0.0558
1991-ILA Service
units...........     1.00     0.0515      0.0018       0.0533
1990-ILA units..     1.00     0.0772      0.0002       0.0774
1990-ILA Admin-
istration
units (c).......     1.00     0.0413      0.0002       0.0415
1990-ILA Service
units (c).......     1.00     0.0417      0.0003       0.0420
1989-ILA units..     1.00     0.0864      0.0005       0.0869
1988-ILA units..     1.00     0.0704      0.0004       0.0708
1987-ILA units..     1.00     0.0617      0.0002       0.0619
                                                                                               RATIOS ASSUMING NO
                                                                                             WAIVER OF FEES AND NO
                                                                                              EXPENSE LIMITATIONS
                                                                                           -------------------------
                                                                   RATIO OF NET    NET                  RATIO OF NET
                                 NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT  RATIO OF NET  INVESTMENT
                                 VALUE AT             EXPENSES TO   INCOME TO     END OF   EXPENSES TO   INCOME TO
                  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD   AVERAGE NET  AVERAGE NET
                  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)    ASSETS       ASSETS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..     $(0.0500)     $1.00      5.11%       0.41%        4.98%    $ 574,734      0.43%        4.96%
1996-ILA Admin-
istration units.      (0.0486)      1.00      4.95        0.56         4.83       108,850      0.58         4.81
1996-ILA Service
units...........      (0.0460)      1.00      4.69        0.81         4.59       123,483      0.83         4.57
1995-ILA units..      (0.0558)      1.00      5.73        0.41         5.51       711,209      0.43         5.49
1995-ILA Admin-
istration units.      (0.0544)      1.00      5.57        0.56         5.37        92,643      0.58         5.35
1995-ILA Service
units...........      (0.0518)      1.00      5.31        0.81         5.11       119,692      0.83         5.09
1994-ILA units..      (0.0377)      1.00      3.91        0.40         3.77       713,816      0.44         3.73
1994-ILA Admin-
istration units.      (0.0368)      1.00      3.75        0.55         3.68        97,626      0.59         3.64
1994-ILA Service
units...........      (0.0340)      1.00      3.49        0.80         3.40       108,972      0.84         3.35
1993-ILA units..      (0.0286)      1.00      2.89        0.40         2.79       969,565      0.43         2.76
1993-ILA Admin-
istration units.      (0.0270)      1.00      2.74        0.55         2.64       121,327      0.58         2.61
1993-ILA Service
units...........      (0.0246)      1.00      2.48        0.80         2.39       185,506      0.83         2.36
1992-ILA units..      (0.0362)      1.00      3.65        0.40         3.39     1,328,036      0.43         3.36
1992-ILA Admin-
istration units.      (0.0343)      1.00      3.49        0.55         3.20       152,804      0.58         3.17
1992-ILA Service
units...........      (0.0318)      1.00      3.23        0.80         2.94       183,208      0.83         2.91
1991-ILA units..      (0.0575)      1.00      5.90        0.40         5.57     1,709,321      0.43         5.54
1991-ILA Admin-
istration units.      (0.0558)      1.00      5.74        0.55         5.40       146,795      0.58         5.37
1991-ILA Service
units...........      (0.0533)      1.00      5.48        0.80         5.15       154,419      0.83         5.12
1990-ILA units..      (0.0774)      1.00      8.05        0.39         7.72     1,816,991      0.39         7.72
1990-ILA Admin-
istration
units (c).......      (0.0415)      1.00      7.67(b)     0.55(b)      7.42(b)    132,088      0.55(b)      7.42(b)
1990-ILA Service
units (c).......      (0.0421)      1.00      7.42(b)     0.80(b)      7.11(b)    148,323      0.80(b)      7.11(b)
1989-ILA units..      (0.0869)      1.00      9.06        0.40         8.64     1,769,974      0.40         8.64
1988-ILA units..      (0.0708)      1.00      7.30        0.40         7.04     1,657,215      0.40         7.04
1987-ILA units..      (0.0619)      1.00      6.32        0.40         6.17     1,693,767      0.40         6.17

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0496     $0.0004      $0.0500      $(0.0500)     $1.00      5.10%       0.21%        4.96%
1996-ILA Admin-
istration units.     1.00     0.0482      0.0004       0.0486       (0.0486)      1.00      4.95        0.36         4.82
1996-ILA Service
units...........     1.00     0.0456      0.0004       0.0460       (0.0460)      1.00      4.68        0.61         4.56
1995-ILA units..     1.00     0.0550      0.0006       0.0556       (0.0556)      1.00      5.70        0.21         5.50
1995-ILA Admin-
istration units.     1.00     0.0534      0.0007       0.0541       (0.0540)      1.00      5.54        0.36         5.34
1995-ILA Service
units...........     1.00     0.0500      0.0005       0.0505       (0.0505)      1.00      5.28        0.61         5.00
1994-ILA units..     1.00     0.0397      0.0001       0.0398       (0.0398)      1.00      4.01        0.20         3.96
1994-ILA Admin-
istration units.     1.00     0.0397      0.0001       0.0398       (0.0398)      1.00      3.85        0.35         3.97
1994-ILA Service
units...........     1.00     0.0371      0.0001       0.0372       (0.0372)      1.00      3.59        0.60         3.72
1993-ILA units..     1.00     0.0288      0.0006       0.0294       (0.0294)      1.00      2.98        0.20         2.88
1993-ILA Admin-
istration units.     1.00     0.0273      0.0006       0.0279       (0.0279)      1.00      2.83        0.35         2.73
1993-ILA Service
units...........     1.00     0.0248      0.0006       0.0254       (0.0254)      1.00      2.57        0.60         2.48
1992-ILA units..     1.00     0.0338      0.0012       0.0350       (0.0350)      1.00      3.54        0.18         3.38
1992-ILA Admin-
istration units.     1.00     0.0326      0.0012       0.0338       (0.0338)      1.00      3.38        0.33         3.26
1992-ILA Service
units...........     1.00     0.0275      0.0011       0.0286       (0.0286)      1.00      3.13        0.58         2.75
FOR THE PERIOD JANUARY 30, 1991 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1991-ILA units..     1.00     0.0486      0.0013       0.0499       (0.0499)      1.00      5.75(b)     0.10(b)      5.28(b)
1991-ILA Admin-
istration
units (c).......     1.00     0.0210      0.0010       0.0220       (0.0220)      1.00      5.21(b)     0.25(b)      4.77(b)
1991-ILA Service
units (c).......     1.00     0.0473      0.0009       0.0482       (0.0482)      1.00      5.33(b)     0.50(b)      5.13(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..   $708,999      0.43%        4.74%
1996-ILA Admin-
istration units.    137,706      0.58         4.60
1996-ILA Service
units...........    383,901      0.83         4.34
1995-ILA units..    586,294      0.44         5.27
1995-ILA Admin-
istration units.     68,713      0.59         5.11
1995-ILA Service
units...........    123,254      0.84         4.77
1994-ILA units..    547,351      0.43         3.73
1994-ILA Admin-
istration units.     64,388      0.58         3.74
1994-ILA Service
units...........     74,451      0.83         3.49
1993-ILA units..    456,411      0.44         2.64
1993-ILA Admin-
istration units.     26,553      0.59         2.49
1993-ILA Service
units...........     34,014      0.84         2.24
1992-ILA units..    422,506      0.45         3.11
1992-ILA Admin-
istration units.      6,915      0.60         2.99
1992-ILA Service
units...........     29,522      0.85         2.48
FOR THE PERIOD JANUARY 30, 1991 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1991-ILA units..    424,436      0.45(b)      4.93(b)
1991-ILA Admin-
istration
units (c).......     17,649      0.60(b)      4.42(b)
1991-ILA Service
units (c).......      9,430      0.85(b)      4.78(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during July and Jan-uary of 1991, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0513       --         $0.0513      $(0.0513)     $1.00      5.24%       0.26%        5.13%
1996-ILA Admin-
istration units.     1.00     0.0498       --          0.0498       (0.0498)      1.00      5.09        0.41         4.98
1996-ILA Service
units...........     1.00     0.0473       --          0.0473       (0.0473)      1.00      4.83        0.66         4.73
1995-ILA units..     1.00     0.0569       --          0.0569       (0.0569)      1.00      5.83        0.26         5.69
1995-ILA Admin-
istration units.     1.00     0.0550       --          0.0550       (0.0550)      1.00      5.67        0.41         5.50
1995-ILA Service
units...........     1.00     0.0522       --          0.0522       (0.0522)      1.00      5.41        0.66         5.22
1994-ILA units..     1.00     0.0407       --          0.0407       (0.0407)      1.00      4.11        0.25         4.07
1994-ILA Admin-
istration units.     1.00     0.0388       --          0.0388       (0.0388)      1.00      3.95        0.40         3.88
1994-ILA Service
units...........     1.00     0.0392       --          0.0392       (0.0392)      1.00      3.69        0.65         3.92
1993-ILA units..     1.00     0.0296       --          0.0296       (0.0296)      1.00      3.00        0.25         2.96
1993-ILA Admin-
istration units.     1.00     0.0281       --          0.0281       (0.0281)      1.00      2.84        0.40         2.81
1993-ILA Service
units (c).......     1.00     0.0157       --          0.0157       (0.0157)      1.00      2.56(b)     0.65(b)      2.54(b)
1992-ILA units..     1.00     0.0358       --          0.0358       (0.0358)      1.00      3.61        0.25         3.58
1992-ILA Admin-
istration units.     1.00     0.0340       --          0.0340       (0.0340)      1.00      3.46        0.40         3.40
1991-ILA units..     1.00     0.0576       --          0.0576       (0.0576)      1.00      5.94        0.25         5.76
1991-ILA Admin-
istration units.     1.00     0.0542       --          0.0542       (0.0542)      1.00      5.78        0.40         5.42
1991-ILA Service
units (c).......     1.00     0.0196       --          0.0196       (0.0196)      1.00      5.55b)      0.65(b)      5.56(b)
1990-ILA units..     1.00     0.0772       --          0.0772       (0.0772)      1.00      8.06        0.25         7.72
1990-ILA Admin-
istration
units (d).......     1.00     0.0205       --          0.0205       (0.0205)      1.00      7.39(b)     0.40(b)      7.25(b)
FOR THE PERIOD MAY 22, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1989-ILA units..     1.00     0.0516       --          0.0516       (0.0516)      1.00      7.62(b)     0.19(b)      8.41(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $2,303,677     0.43%        4.96%
1996-ILA Admin-
istration units.     794,537     0.58         4.81
1996-ILA Service
units...........     192,416     0.83         4.56
1995-ILA units..   1,731,935     0.42         5.53
1995-ILA Admin-
istration units.     516,917     0.57         5.34
1995-ILA Service
units...........     102,576     0.82         5.06
1994-ILA units..   1,625,567     0.42         3.90
1994-ILA Admin-
istration units.     329,896     0.57         3.71
1994-ILA Service
units...........      15,539     0.82         3.75
1993-ILA units..   1,430,292     0.42         2.79
1993-ILA Admin-
istration units.     362,401     0.57         2.64
1993-ILA Service
units (c).......       1,425     0.82(b)      2.37(b)
1992-ILA units..   1,600,989     0.42         3.41
1992-ILA Admin-
istration units.     312,792     0.57         3.23
1991-ILA units..   1,656,232     0.42         5.59
1991-ILA Admin-
istration units.     291,810     0.57         5.25
1991-ILA Service
units (c).......         --      0.82(b)      5.39(b)
1990-ILA units..   1,368,765     0.40         7.57
1990-ILA Admin-
istration
units (d).......      90,748     0.55(b)      7.10(b)
FOR THE PERIOD MAY 22, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1989-ILA units..     455,230     0.40(b)      8.20(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Service unit activity commenced during April of 1991; no shares were outstanding during the period from August 7, 1991 through May 15, 1993.
(d)ILA Administration unit activity commenced during September of 1990.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

-------------------------------------------------------------------------------

                              INCOME FROM INVESTMENT OPERATIONS
                            -------------------------------------
                                            NET                                                                    RATIO OF NET
                  NET ASSET               REALIZED       TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET     GAIN (LOSS) ON INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT   INVESTMENT   INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME    TRANSACTIONS  OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0320      $    --       $0.0320      $(0.0320)     $1.00      3.25%       0.31%        3.20%
1996-ILA Admin-
istration units.     1.00     0.0306           --        0.0306       (0.0306)      1.00      3.09        0.46         3.06
1996-ILA Service
units...........     1.00     0.0279           --        0.0279       (0.0279)      1.00      2.84        0.71         2.79
1995-ILA units..     1.00     0.0365           --        0.0365       (0.0365)      1.00      3.72        0.31         3.65
1995-ILA Admin-
istration units.     1.00     0.0351           --        0.0351       (0.0352)      1.00      3.57        0.46         3.51
1995-ILA Service
units...........     1.00     0.0324           --        0.0324       (0.0325)      1.00      3.31        0.71         3.24
1994-ILA units..     1.00     0.0264           --        0.0264       (0.0264)      1.00      2.71        0.30         2.64
1994-ILA Admin-
istration units.     1.00     0.0250           --        0.0250       (0.0250)      1.00      2.55        0.45         2.50
1994-ILA Service
units...........     1.00     0.0220           --        0.0220       (0.0220)      1.00      2.30        0.70         2.20
1993-ILA units..     1.00     0.0222           --        0.0222       (0.0222)      1.00      2.25        0.30         2.22
1993-ILA Admin-
istration units.     1.00     0.0207           --        0.0207       (0.0207)      1.00      2.09        0.45         2.08
1993-ILA Service
units...........     1.00     0.0183           --        0.0183       (0.0183)      1.00      1.84        0.70         1.83
1992-ILA units..     1.00     0.0277           --        0.0277       (0.0277)      1.00      2.82        0.30         2.77
1992-ILA Admin-
istration units.     1.00     0.0266           --        0.0266       (0.0266)      1.00      2.67        0.45         2.66
1992-ILA Service
units...........     1.00     0.0243           --        0.0243       (0.0243)      1.00      2.41        0.70         2.43
1991-ILA units..     1.00     0.0424           --        0.0424       (0.0424)      1.00      4.33        0.32         4.24
1991-ILA Admin-
istration units.     1.00     0.0406           --        0.0406       (0.0406)      1.00      4.17        0.47         4.06
1991-ILA Service
units...........     1.00     0.0386           --        0.0386       (0.0386)      1.00      3.91        0.72         3.86
1990-ILA units..     1.00     0.0550       (0.0001)      0.0549       (0.0549)      1.00      5.64        0.40         5.50
1990-ILA Admin-
istration
units (c).......     1.00     0.0301           --        0.0301       (0.0300)      1.00      5.43(b)     0.55(b)      5.40(b)
1990-ILA Service
units (c).......     1.00     0.0259           --        0.0259       (0.0259)      1.00      5.17(b)     0.80(b)      5.16(b)
1989-ILA units..     1.00     0.0591       (0.0001)      0.0590       (0.0590)      1.00      6.07        0.40         5.91
1988-ILA units..     1.00     0.0487        0.0003       0.0490       (0.0490)      1.00      5.03        0.40         4.87
1987-ILA units..     1.00     0.0413       (0.0003)      0.0410       (0.0410)      1.00      4.23        0.40         4.13
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $1,514,443     0.41%        3.10%
1996-ILA Admin-
istration units.      59,097     0.56         2.96
1996-ILA Service
units...........      28,921     0.81         2.69
1995-ILA units..   1,342,585     0.42         3.54
1995-ILA Admin-
istration units.      48,773     0.57         3.40
1995-ILA Service
units...........      49,647     0.82         3.13
1994-ILA units..   1,434,965     0.41         2.53
1994-ILA Admin-
istration units.      97,778     0.56         2.39
1994-ILA Service
units...........      36,492     0.81         2.09
1993-ILA units..   1,769,477     0.41         2.11
1993-ILA Admin-
istration units.      99,896     0.56         1.97
1993-ILA Service
units...........      45,172     0.81         1.72
1992-ILA units..   1,333,925     0.42         2.65
1992-ILA Admin-
istration units.      50,225     0.57         2.54
1992-ILA Service
units...........      29,534     0.82         2.31
1991-ILA units..   1,044,986     0.42         4.14
1991-ILA Admin-
istration units.      37,567     0.57         3.96
1991-ILA Service
units...........      52,399     0.82         3.76
1990-ILA units..     603,895     0.40         5.50
1990-ILA Admin-
istration
units (c).......      42,498     0.55(b)      5.40(b)
1990-ILA Service
units (c).......      56,810     0.80(b)      5.16(b)
1989-ILA units..     688,556     0.40         5.91
1988-ILA units..     907,782     0.40         4.87
1987-ILA units..     965,714     0.40         4.13

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt California Portfolio

-------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS
                                       ---------------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       LOSS ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0299         --       $0.0299      $(0.0299)     $1.00      3.03%       0.41%        2.99%
1996-ILA Admin-
istration units.     1.00     0.0284         --        0.0284       (0.0284)      1.00      2.88        0.56         2.84
1995-ILA units..     1.00     0.0349         --        0.0349       (0.0350)      1.00      3.55        0.41         3.49
1995-ILA Admin-
istration units.     1.00     0.0332         --        0.0332       (0.0332)      1.00      3.40        0.56         3.32
1994-ILA units..     1.00     0.0250         --        0.0250       (0.0250)      1.00      2.53        0.40         2.50
1994-ILA Admin-
istration units.     1.00     0.0233         --        0.0233       (0.0233)      1.00      2.37        0.55         2.33
1993-ILA units..     1.00     0.0206         --        0.0206       (0.0206)      1.00      2.09        0.40         2.06
1993-ILA Admin-
istration units.     1.00     0.0191         --        0.0191       (0.0191)      1.00      1.93        0.55         1.91
1993-ILA Service
units...........     1.00     0.0166         --        0.0166       (0.0166)      1.00      1.68        0.76         1.66
1992-ILA units..     1.00     0.0256     (0.0001)      0.0255       (0.0256)      1.00      2.62        0.40         2.56
1992-ILA Admin-
istration units.     1.00     0.0235     (0.0002)      0.0233       (0.0235)      1.00      2.47        0.55         2.35
1992-ILA Service
units...........     1.00     0.0081         --        0.0081       (0.0081)      1.00      1.99(b)     0.80(b)      2.03(b)
1991-ILA units..     1.00     0.0388         --        0.0388       (0.0388)      1.00      3.92        0.40         3.88
1991-ILA Admin-
istration units
units...........     1.00     0.0376         --        0.0376       (0.0376)      1.00      3.80        0.55         3.76
1990-ILA units..     1.00     0.0511     (0.0001)      0.0510       (0.0511)      1.00      5.24        0.40         5.11
1990-ILA Admin-
istration
units (c).......     1.00     0.0042         --        0.0042       (0.0042)      1.00      5.14(b)     0.55(b)      5.33(b)
1989-ILA units..     1.00     0.0573     (0.0001)      0.0572       (0.0572)      1.00      5.93        0.40         5.73
FOR THE PERIOD OCTOBER 3, 1988 (COMMENCEMENT OF
OPERATIONS) THROUGH DECEMBER 31,
-----------------------------------------------
1988-ILA units..     1.00     0.0139         --        0.0139       (0.0139)      1.00      5.81(b)     0.24(b)      5.74(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..   $440,476      0.42%        2.98%
1996-ILA Admin-
istration units.        142      0.57         2.83
1995-ILA units..    346,728      0.41         3.49
1995-ILA Admin-
istration units.         61      0.56         3.32
1994-ILA units..    227,399      0.41         2.49
1994-ILA Admin-
istration units.        790      0.56         2.32
1993-ILA units..    229,839      0.44         2.02
1993-ILA Admin-
istration units.      1,425      0.59         1.87
1993-ILA Service
units...........        --       0.84         1.54
1992-ILA units..    161,868      0.47         2.49
1992-ILA Admin-
istration units.         31      0.62         2.28
1992-ILA Service
units...........          3      0.87(b)      1.96(b)
1991-ILA units..    102,494      0.47         3.81
1991-ILA Admin-
istration units
units...........         13      0.62         3.69
1990-ILA units..    106,972      0.40         5.11
1990-ILA Admin-
istration
units (c).......         68      0.55(b)      5.33(b)
1989-ILA units..    112,463      0.40         5.73
FOR THE PERIOD OCTOBER 3, 1988 (COMMENCEMENT OF
OPERATIONS) THROUGH DECEMBER 31,
-----------------------------------------------
1988-ILA units..     41,028      0.38(b)      5.60(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during December of 1990 and August of 1992, respectively. No service shares were outstanding for the years ended December 31, 1996, 1995, 1994.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET
                  NET ASSET              REALIZED      TOTAL
                  VALUE AT     NET       LOSS ON    INCOME FROM
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0301         --       $0.0301
1996-ILA Admin-
istration units.     1.00     0.0288         --        0.0288
1995-ILA units..     1.00     0.0344         --        0.0344
1995-ILA Admin-
istration units.     1.00     0.0328         --        0.0328
1994-ILA units..     1.00     0.0262         --        0.0262
1994-ILA Admin-
istration units.     1.00     0.0247         --        0.0247
1993-ILA units..     1.00     0.0221         --        0.0221
1993-ILA Admin-
istration units.     1.00     0.0205         --        0.0205
1992-ILA units..     1.00     0.0265         --        0.0265
1992-ILA Admin-
istration units.     1.00     0.0253         --        0.0253
FOR THE PERIOD FEBRUARY 15, 1991 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
-------------------------------------------------------------
1991-ILA units..     1.00     0.0347     (0.0002)      0.0345
1991-ILA Admin-
istration
         units (c).......     1.00     0.0330         --        0.0330
                                                                                               RATIOS ASSUMING NO
                                                                                             WAIVER OF FEES AND NO
                                                                                              EXPENSE LIMITATIONS
                                                                                           -------------------------
                                                                   RATIO OF NET    NET                  RATIO OF NET
                                 NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT  RATIO OF NET  INVESTMENT
                                 VALUE AT             EXPENSES TO   INCOME TO     END OF   EXPENSES TO   INCOME TO
                  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD   AVERAGE NET  AVERAGE NET
                  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)    ASSETS       ASSETS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..     $(0.0301)     $1.00      3.05%       0.32%        3.01%     $70,175       0.43%        2.90%
1996-ILA Admin-
istration units.      (0.0288)      1.00      2.90        0.47         2.88       44,319       0.58         2.77
1995-ILA units..      (0.0344)      1.00      3.51        0.30         3.44       90,537       0.44         3.30
1995-ILA Admin-
istration units.      (0.0328)      1.00      3.35        0.45         3.28       26,724       0.59         3.14
1994-ILA units..      (0.0262)      1.00      2.56        0.24         2.62       84,517       0.47         2.39
1994-ILA Admin-
istration units.      (0.0247)      1.00      2.41        0.39         2.47       38,970       0.62         2.24
1993-ILA units..      (0.0221)      1.00      2.21        0.10         2.21       48,367       0.51         1.80
1993-ILA Admin-
istration units.      (0.0205)      1.00      2.05        0.25         2.05       20,306       0.66         1.64
1992-ILA units..      (0.0265)      1.00      2.71        0.10         2.65       16,844       0.57         2.18
1992-ILA Admin-
istration units.      (0.0253)      1.00      2.55        0.25         2.53       14,641       0.72         2.06
FOR THE PERIOD FEBRUARY 15, 1991 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
-------------------------------------------------------------
1991-ILA units..      (0.0347)      1.00      4.02(b)     0.10(b)      3.96(b)    11,070       0.76(b)      3.30(b)
1991-ILA Admin-
istration
units (c).......      (0.0330)      1.00      3.87(b)     0.25(b)      3.90(b)    19,198       0.91(b)      3.24(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c)ILA Administration unit activity commenced during February of 1991.

                       AN INTRODUCTION TO THE PORTFOLIOS

  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"). Each Portfolio is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' invest-ment adviser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Portfolios' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE INVESTORS: The Portfolios are designed for investors seeking a high rate of return, a stable net asset value and convenient liquidation privileges. The Portfolios are particularly suitable for banks, corporations and other finan-cial institutions that seek investment of short-term funds for their own ac-counts or for the accounts of their customers.

  THE PORTFOLIOS: Each Portfolio's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Portfolio may invest only in securi-ties that are determined to present minimal credit risk and meet certain other criteria.

    TAXABLE PORTFOLIOS: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.

    TAX-ADVANTAGED PORTFOLIOS: Treasury Instruments and Federal Portfolios.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAXABLE AND TAX-ADVANTAGED
  PORTFOLIOS: To seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by in-vesting exclusively in high quality money market instruments. The Treasury Instruments and Federal Portfolios pursue their objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities (each as defined herein), respectively, the interest from which is generally exempt from state income taxation. Each investor should con-sult his or her tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Portfolio that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in the investor's own state.

    TAX-EXEMPT PORTFOLIOS: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAX-EXEMPT PORTFOLIOS: To seek to provide unitholders, to the extent consistent with the preservation of cap-ital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in Municipal Instruments, as defined herein. In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide unitholders with income exempt from Cali-fornia state and New York state and city personal income taxes, respective-ly.

  NET ASSET VALUE: Each Portfolio seeks to maintain a stable net asset value of $1.00 per unit.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Portfolio may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as de-fined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Portfolios may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has as-signed a rating, by that NRSRO. The Taxable Portfolios will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Portfolio may purchase Second Tier Securi-ties, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                           INVESTMENT POLICIES MATRIX

                                                                                SHORT-TERM
                                                                              OBLIGATIONS OF                     ASSET-BACKED &
                     US          US                                            CORPORATIONS                       RECEIVABLES-
                  TREASURY   GOVERNMENT        BANK           COMMERCIAL         AND OTHER         REPURCHASE        BACKED
   PORTFOLIO     OBLIGATIONS SECURITIES    OBLIGATIONS          PAPER            ENTITIES          AGREEMENTS     SECURITIES+
-------------------------------------------------------------------------------------------------------------------------------
Prime
 Obligations         [_]          [_]           [_]              [_]                [_]                 [_]           [_]
                                         U.S. Banks Only                     U.S. entities only
-------------------------------------------------------------------------------------------------------------------------------
Money Market
                     [_]          [_]           [_]              [_]                [_]                 [_]           [_]
                                         Over 25% of total  U.S. and        U.S. and foreign
                                         assets must be     foreign (US$)   (US$) entities
                                         invested in U.S.   Commercial Paper
                                         and Foreign
                                         (US$) Banks
-------------------------------------------------------------------------------------------------------------------------------
Treasury
 Obligations         [_]                                                                                [_]
-------------------------------------------------------------------------------------------------------------------------------
Treasury
 Instruments         [_]
-------------------------------------------------------------------------------------------------------------------------------
Government           [_]          [_]                                                                   [_]
-------------------------------------------------------------------------------------------------------------------------------
Federal              [_]          [_]
                                                                                                (Does not intend
                                                                                                to invest)
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
 Diversified                                                     [_]
                                                            Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
 California                                                      [_]
                                                            Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt New
 York                                                            [_]
                                                            Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------------
                   FOREIGN
                 GOVERNMENT
                 OBLIGATIONS
   PORTFOLIO        (US$)
-----------------------------
Prime
 Obligations
-----------------------------
Money Market         [_]


-----------------------------
Treasury
 Obligations
-----------------------------
Treasury
 Instruments
-----------------------------
Government
-----------------------------
Federal
-----------------------------
Tax-Exempt
 Diversified
-----------------------------
Tax-Exempt
 California
-----------------------------
Tax-Exempt New
 York
-----------------------------

  Note: See "Description of Securities and Investment Techniques" for a de-scription of, and certain criteria applicable to, each of these categories of investments.
  + To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.


                                                                                          SUMMARY
                                                                                             OF
   TAXABLE              TAX-EXEMPT                  CREDIT     INVESTMENT   UNRATED     TAXATION FOR
  MUNICIPALS            MUNICIPALS                QUALITY****  COMPANIES   SECURITIES  DISTRIBUTIONS*   MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------------
      [_]                                                          [_]         [_]
                                                   First      Up to 10% of            Taxable federal
                                                   Tier       total assets            and state**
                                                              in other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
      [_]                                                          [_]         [_]
                                                   First      Up to 10%               Taxable federal  May invest in
                                                   Tier       of total                and state**      obligations of
                                                              assets in                                the
                                                              other                                    International
                                                              investment                               Bank for
                                                              companies                                Reconstruction
                                                                                                       and Development
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total                and state**
                                                              assets in
                                                              other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total                and generally
                                                              assets in               exempt from
                                                              other                   state taxation
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total                and state**
                                                              assets in
                                                              other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal  Under
                                                   Tier       of total                and generally    extraordinary
                                                              assets in               exempt from      circumstances,
                                                              other                   state taxation   may hold cash,
                                                              investment                               U.S. Government
                                                              companies                                Securities
                                                                                                       subject to
                                                                                                       state taxation
                                                                                                       or cash
                                                                                                       equivalents
----------------------------------------------------------------------------------------------------------------------
                         [_]                                       [_]         [_]
                    At least 80% of net assets     First or   Up to 10%               Tax-exempt       May (but does
                    in Municipal Instruments       Second     of total                federal and      not currently
                    (except in extraordinary       Tier       assets in               taxable          intend to)
                    circumstances)                            other                   state***         invest up to
                                                              investment                               20% in AMT
                                                              companies                                securities and
                                                                                                       may temporarily
                                                                                                       invest in the
                                                                                                       taxable money
                                                                                                       market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein
----------------------------------------------------------------------------------------------------------------------
                         [_]                                       [_]         [_]
                                                   First or   Up to 10%               Tax-exempt       May (but does
                    At least 80% of net assets     Second     of total                federal and      not currently
                    in Municipal Instruments and   Tier       assets in               California       intend to)
                    at least 65% of its total                 other                   State            invest up to
                    assets must be invested in                investment                               20% in AMT
                    California Instruments                    companies                                securities and
                    (except in extraordinary                                                           may temporarily
                    circumstances)                                                                     invest in the
                                                                                                       taxable money
                                                                                                       market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein
----------------------------------------------------------------------------------------------------------------------
                         [_]                                       [_]         [_]
                    At least 80% of net assets     First or   Up to 10%               Tax-exempt       May invest up
                    in Municipal Instruments and   Second     of total                federal, New     to 20% in AMT
                    at least 65% of its total      Tier       assets in               York State and   securities and
                    assets must be invested in                other                   New York City    may temporarily
                    New York Instruments (except              investment                               invest in the
                    in extraordinary                          companies                                taxable money
                    circumstances)                                                                     market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein

   * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
  ** Taxable in many states except for distributions from U.S. Treasury obliga-tion interest income and certain U.S. Government securities interest in-come.
 *** Taxable except for distributions from interest on obligations of an in-
     vestor's state of residence in certain states.
**** To the extent permitted by Rule 2a-7, a Portfolio holding a security fully supported by a guarantee may substitute the credit quality of the guaran-tee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

  The Treasury Instruments and Federal Portfolios invest in U.S. Treasury Ob-ligations and the Federal Portfolio may also invest in certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instru-mentalities of the U.S. Government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and the Student Loan Marketing Association.

CUSTODIAL RECEIPTS

  Each Portfolio (other than the Treasury Obligations, Treasury Instruments, Government and Federal Portfolios) may also acquire securities issued or guar-anteed as to principal and interest by the U.S. Government, its agencies, au-thorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered obliga-tions of the U.S. Government.

U.S. AND FOREIGN BANK OBLIGATIONS

  The Prime Obligations and Money Market Portfolios may invest in "U.S. Bank Obligations" limited to securities issued or guaranteed by U.S. banks (includ-ing certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obligations is-sued by U.S. subsidiaries of such banks.

  The Money Market Portfolio may also invest in "Foreign Bank Obligations" limited to U.S. dollar denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of pur-chase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

  The Money Market Portfolio will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), including bank commercial pa-per. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obliga-tions. As a result, the Portfolio may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the man-ner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included deregulation of inter-est rates, increased competition from other types of financial institutions, increased acquisition activity, geographic expansion and, during the late 1980's, an increased number of bank failures. Banks may be particularly sus-ceptible to certain economic factors, such as interest rate changes and ad-verse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. See "Foreign Government Obligations--Foreign Risks" be-low.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations and Money Market Portfolios may invest in "Commercial Paper" (including variable amount master demand notes and asset-backed commer-cial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, foreign corporations (Money Market Portfolio only), foreign commercial banks (Money Market Portfolio only) or other entities. In addition, the Portfolios may invest in other short-term ob-ligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (Money Market Portfolio only) or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations and Money Market Portfolios may invest in "Asset-Backed and Receivables-Backed Securities" which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present. To the extent consistent with its investment objectives and policies, each of the Prime Obligations and Money Market Portfolios may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

FOREIGN GOVERNMENT OBLIGATIONS

  The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a for-eign government or entity located or organized in a foreign country that main-tains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

  FOREIGN RISKS. Investments in foreign securities and bank obligations may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authori-ties, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS: Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  CALIFORNIA INSTRUMENTS: Obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California state personal income tax.

  NEW YORK INSTRUMENTS: Obligations issued by or on behalf of the State of New York and its political subdivisions, agencies and instrumentalities and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from New York state and New York city personal income tax.

TYPES OF MUNICIPAL, CALIFORNIA AND NEW YORK INSTRUMENTS:

                        TAX-                 TAX-
                        EXEMPT DIVERSIFIED   EXEMPT CALIFORNIA    TAX-EXEMPT NEW YORK
                        PORTFOLIO            PORTFOLIO            PORTFOLIO
--------------------------------------------------------------------------------------
  FIXED RATE NOTES AND  In highest short-    In one of the two    In one of the two
  SIMILAR DEBT          term or one of the   highest short-term   highest short-term
  INSTRUMENTS           two highest long-    or long-term rating  or long-term rating
                        term rating          categories           categories
                        categories
--------------------------------------------------------------------------------------
  VARIABLE AND          In highest short-    In one of the two    In one of the two
  FLOATING RATE DEMAND  term or one of the   highest short-term   highest short-term
  INSTRUMENTS           two highest long-    or long-term rating  or long-term rating
                        term rating          categories           categories
                        categories
--------------------------------------------------------------------------------------
  TAX-EXEMPT            In highest rating    In one of the two    In one of the two
  COMMERCIAL PAPER      category             highest rating       highest rating
                                             categories           categories
--------------------------------------------------------------------------------------
  MUNICIPAL BONDS       In one of the two    In one of the two    In one of the two
                        highest rating       highest rating       highest rating
                        categories           categories           categories
--------------------------------------------------------------------------------------
  UNRATED NOTES,        Determined to be of  Determined to be of  Determined to be of
  PAPER, BONDS AND      comparable quality   comparable quality   comparable quality
  OTHER INSTRUMENTS     by Adviser pursuant  by Adviser pursuant  by Adviser pursuant to criteria approved to criteria approved to criteria approved
                        by the Trustees      by the Trustees      by the Trustees

  As a matter of fundamental policy, at least 80% of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolio's net as-sets will ordinarily be invested in Municipal Instruments, except in extraor-dinary circumstances. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt California and Tax-Exempt New York Portfolio's total assets will be invested in California and New York Instruments, respec-tively, except in extraordinary circumstances. Each Tax-Exempt Portfolio may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in Municipal Instruments that are not California or New York Instruments, respectively, when acceptable Cal-ifornia and New York Instruments are not available or when the Adviser be-lieves that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Portfolio. The Tax-Exempt California and Tax-Ex-empt New York Portfolios' distributions of interest from Municipal Instruments other than California and New York Instruments, respectively, may be subject to California and New York state and New York city personal income taxes, re-spectively.

  The Prime Obligations and Money Market Portfolios may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securities are attractive compared to other taxable invest-ments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Portfolio's average portfolio maturity. There is a risk that a Portfolio will not be considered the owner of a tender option bond for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Portfolios to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets a Portfolio's quality standards, the Portfolio will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand fea-tures or other unconditional obligations to support the credit of the issuer of the security. A Portfolio may consider the maturity of a variable or float-ing rate Municipal Instrument to be shorter than its ultimate stated maturity if the Portfolio has the right to demand prepayment of its principal at speci-fied intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. A Portfolio may purchase such variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Portfolios (other than the Treasury Obli-gations, Treasury Instruments, Government and Federal Portfolios) may invest in industrial development bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when distributed as "exempt-interest dividends" to unitholders un-der the federal alternative minimum tax. See

"Taxes" and "Distributions." The Tax-Exempt New York Portfolio may invest up to 20% of its net assets in private activity bonds. The Tax-Exempt Diversified and Tax-Exempt California Portfolios do not currently intend to invest in such bonds. If such policy should change in the future, unitholders would be noti-fied and such investments would not exceed 20% of each Portfolio's net assets.

  OTHER POLICIES. Ordinarily, the Tax-Exempt Portfolios expect that 100% of their portfolio securities will be Municipal Instruments. However, the Portfo-lios may hold cash or invest in short-term taxable securities as set forth above. Such Portfolios may invest 25% or more of the value of their respective total assets in Municipal Instruments which are related in such a way that an economic, business or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, the Tax-Exempt Portfolios may invest all of their respective assets in (a) Munici-pal Instruments the interest on which is paid solely from revenues from simi-lar projects such as hospitals, electric utility systems, multi-family hous-ing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Instruments whose issuers are in the same state (including, in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, issuers in states other than California and New York, re-spectively), or (c) industrial development obligations. Concentration of a Portfolio's investments in these Municipal Instruments will subject the Port-folio, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Portfolio (other than the Treasury Obligations, Treasury Instruments, Government and Federal Portfolios) may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding Prime Obligations Portfolio) which have a branch, agency or subsidiary in the United States. In addition, these Portfolios may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Portfolio (other than the Treasury Obligations, Treasury In-struments, Government and Federal Portfolios) may acquire the right to sell the security to another party at a guaranteed price and date.

INVESTING IN CALIFORNIA AND NEW YORK

  The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York Instruments, respectively. Conse-quently, such Portfolios are more susceptible to factors adversely affecting issuers of California and New York Instruments, respectively, and may be risk-ier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

  The Tax-Exempt California Portfolio's investments can be affected by politi-cal and economic developments within the State of California (the "State'), and by the financial condition of the State, its public authorities and polit-ical subdivisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and edu-cation districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California gov-ernmental entities and future voter initiatives could result in adverse consequences affecting California Instruments. Also, the ultimate fiscal ef-fect of federally-mandated reform of welfare programs on the State and its lo-cal governments is still to be resolved.

  These factors, among others (including the outcome of related pending liti-gation), could reduce the credit standing of certain issuers of California In-struments. A more detailed discussion of the risks of investing in California is included in the Statement of Additional Information.

  The Tax-Exempt New York Portfolio's investments can be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Instruments to meet their finan-cial obligations. Certain substantial issuers of New York Instruments (includ-ing issuers whose obligations may be acquired by the Portfolio) have experi-enced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obli-gations. In recent years, several different issues of municipal securities of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Instruments has at times had the effect of permitting New York Instruments to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obliga-tions issued by other jurisdictions. A recurrence of the financial difficul-ties previously experienced by certain issuers of New York Instruments could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York In-struments. Although as of April 1, 1997 no issuers of New York Instruments were in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Instruments and, consequently, the net asset value of the Portfolio's holdings. A more detailed discussion of the risks of investing in New York is included in the Statement of Additional Information.

  If California, New York, or any of their local governmental entities are un-able to meet their financial obligations, the corresponding Portfolio's in-come, net asset value, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Portfolios is a diversified fund (except to the extent that diversification is required for federal income tax purposes). For these tax purposes, with respect to 50% of the value of its total assets, none of these Portfolios invests more than 5% of the value of its total assets in securities of a single issuer (except U.S. Government Securities or securities of other regulated investment companies), nor, with respect to the other 50% of the value of its total assets, does it invest more than 25% of the value of its total assets in the securities of a single issuer (except U.S. Government Securities or securities of other regu-lated investment companies). These Federal tax diversification requirements apply only at taxable quarter ends and are subject to certain qualifications and exceptions. Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Portfolios may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

REPURCHASE AGREEMENTS

  Each Portfolio (other than the Treasury Instruments Portfolio) may only en-ter into repurchase agreements with primary dealers in U.S. Government Securi-ties. A repurchase agreement is an agreement under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a partic-ular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. A Port-folio's custodian or subcustodian will maintain custody of the purchased secu-rities for the duration of the agreement. The value of the purchased securi-ties, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or fail-ure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repur-chase agreements entered into by a Portfolio will be taxable to its unitholders. In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advi-sory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate bal-ance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond custom-ary settlement time. A Portfolio is required to hold and maintain in a segre-gated account with the Portfolio's custodian or subcustodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued secu-rity or forward commitment prior to settlement if the Adviser deems it appro-priate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of each Portfolio's investments in securities of other investment companies will be subject to the limitations on such in-vestments prescribed by the Investment Company Act. These limits include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions sub-stantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  TAXABLE AND TAX-EXEMPT PORTFOLIOS. Each Portfolio will comply with the con-ditions for using amortized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those conditions relat-ing to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information.

  INVESTMENT RESTRICTIONS. Each Portfolio is subject to certain investment re-strictions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions and the investment objective of a Portfolio (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing unitholders with in-come exempt from California state and New York state and New York city per-sonal income tax, respectively) cannot be changed without approval of a major-ity of the outstanding units of that Portfolio. The Treasury Obligations Port-folio's policy of limiting its investments to U.S. Treasury Obligations and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Portfolio may purchase secu-rities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institu-tional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which in-clude fixed time deposits maturing in more than seven days and restricted se-curities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific restricted security, will not be deemed to be illiquid investments for pur-poses of this restriction. The Board of Trustees may adopt guidelines and del-egate to the Adviser the daily function of determining and monitoring the li-quidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securi-ties eligible for resale under Rule 144A will continue to be liquid, the Ad-viser will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities.

  In addition, each Portfolio may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Portfolio (taken at market value) would be invested in such investments. Certain repurchase agree-ments which mature in more than seven days can be liquidated before the nomi-nal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Portfolios. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $104.9 billion in assets.

  As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.3 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major invest-ment banking and brokerage firm providing a broad range of financing and in-vestment services both in the United States and abroad.

  Pursuant to an SEC order, each Taxable and Tax-Advantaged Portfolio may en-ter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

  Under the Investment Advisory Agreements, GSAM continually manages each Portfolio, including the purchase, retention and disposition of its securities and other assets. In addition, GSAM administers each Portfolio's business af-fairs and performs various unitholder servicing functions to the extent not provided by other organizations. The management of each Portfolio is subject to the supervision of the Trustees and each Portfolio's investment policies. For these services, the Trust, on behalf of each Portfolio, pays GSAM a monthly fee at an annual rate of each Portfolio's average daily net assets as follows:

                                                          FISCAL YEAR ENDED
                                         CONTRACTUAL RATE DECEMBER 31, 1996
                                         ---------------- -----------------
       Prime Obligations Portfolio             .35%             .35%
       Money Market Portfolio                  .35%             .30%
       Treasury Obligations Portfolio          .35%             .35%
       Treasury Instruments Portfolio          .35%             .15%
       Government Portfolio                    .35%             .35%
       Federal Portfolio                       .35%             .20%
       Tax-Exempt Diversified Portfolio        .35%             .25%
       Tax-Exempt California Portfolio         .35%             .35%
       Tax-Exempt New York Portfolio           .35%             .26%

  The difference, if any, between the stated advisory fee and the actual fee paid by the Portfolios reflects the fact that GSAM did not charge the full amount of the advisory fees to which it would have been entitled.

  GSAM has agreed to reduce or otherwise limit the daily expenses of each Portfolio (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraor-dinary expenses) on an annualized basis to .43% of the average daily net as-sets of the Portfolio less the effect of fee reductions, if any. Such reduc-tions or limits, if any, are calculated monthly on a cumulative basis. Any such reductions or limits may be discontinued or modified only with the ex-press approval of the Trustees. In addition, with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, GSAM has voluntarily agreed to reduce or limit each Portfolio's annual total operating expenses (excluding fees payable to Service Organizations, as de-fined herein) to .37%, .22%, .27%, .32% and .33% respectively, of average daily net assets and for each other Portfolio to .42% of average daily net as-sets. GSAM has no current intention to but may in the future discontinue or modify any of such limitations at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of units of each Portfolio pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of units of each Portfolio upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Portfolio. For the transfer agency services, Goldman Sachs re-ceives .04% (on an annualized basis) of the average daily net assets with re-spect to each Portfolio (other than the Prime Obligations Portfolio). Goldman Sachs is entitled to receive a fee from the Prime Obligations Portfolio equal to each classes proportionate share of the total transfer agency fees borne by the Portfolio. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class B shares plus .04% of the av-erage daily net assets of the other classes of the Prime Obligations Portfo-lio.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolios in order to increase the assets of the Portfo-lios. Increasing the Portfolios' assets may enhance investment flexibility and diversification. Goldman Sachs reserves the right to redeem at any time some or all of the Portfolio units acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Portfolios and other unitholders in deciding whether to redeem its units.

                                     TAXES

  Each Portfolio is treated as a separate entity for federal income tax pur-poses, has elected to be treated and intends to continue to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each taxable year. To qualify as such, each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to unitholders. As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its unitholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to unitholders as or-dinary income, except for any "exempt interest dividends" paid by the Tax-Ex-empt Portfolios, as described below. Dividends paid by a Portfolio from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the unitholders have held their units. These tax consequences will apply to distributions of any Portfolio regardless of whether distributions are received in cash or rein-vested in units. Certain distributions paid by the Portfolios in January of a given year will be taxable to unitholders as if received on December 31 of the year in which they are declared. Unitholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of the Tax-Exempt Portfolios that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Portfolios intend to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in unitholders' federal gross income. The Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio also intend to satisfy certain requirements of the Califor-nia and New York City and State personal income tax laws, respectively, so that exempt-interest dividends paid by these Portfolios will generally not be subject to personal income tax of the relevant state (and, in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). Dividends paid by the Tax-Exempt Portfolios from interest on tax-exempt obligations and properly designated by the Portfolio as exempt-interest dividends, including dividends attributable to exempt-interest dividends re-ceived by a Portfolio from other regulated investment companies, will gener-ally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest divi-dends will be considered in computing the corporate federal alternative mini-mum tax, and the extent, if any, to which social security or railroad retire-ment benefits are taxable. Persons who are "substantial users" of facilities financed by certain industrial development or private activity bonds should consult their own tax advisers before purchasing units of these Portfolios. Interest incurred to purchase or carry units of these Portfolios will not be deductible for federal income tax purposes to the extent related to exempt-in-terest dividends paid by the Portfolios and may not be deductible in whole or in part for California or New York City and State income tax purposes.

  Exempt-interest dividends of the Tax-Exempt California and Tax-Exempt New York Portfolios that are derived from interest on California and New York In-struments, respectively, will generally not be subject to the personal income tax of the corresponding state, and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax. Other distributions will gener-ally be taxable to unitholders for these state and city tax purposes.

  Individuals and certain other classes of unitholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other unitholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Portfolios.

  If a Portfolio invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on income earned on such securities and is expected to be unable to pass such taxes through to unitholders, who therefore are not expected to include such taxes in income or be entitled to claim for-eign tax credits or deductions with respect to such taxes.

  In addition to federal taxes, a unitholder may be subject to state, local or foreign taxes on payments received from a Portfolio. A state income (and pos-sibly local income and/or intangible property) tax exemption is generally available to the extent a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt munici-pal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for hold-ings of such obligations and/or reporting requirements are satisfied. Unitholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Portfolio is determined as of the close of regu-lar trading on the New York Stock Exchange (normally 4:00 P.M. New York time) on each Business Day. Net asset value per unit for each class of units of each Portfolio is calculated by determining the amount of net assets attributable to each class of units and dividing by the number of units for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, the Treasury Instruments and Federal Portfolios will cease, and each other Portfolio re-serves the right to cease, accepting purchase and redemption orders for same Business Day credit at the time the PSA recommends that the securities markets close. On days any Portfolio closes early, purchase and redemption orders re-ceived after the PSA recommended closing time will be credited to the next Business Day. In addition, each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for same Busi-ness Day credit as permitted by the SEC.

  Each Portfolio seeks to maintain a net asset value of $1.00 per unit. In this connection, each Portfolio values its portfolio securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to matu-rity of any discount or premium, regardless of the impact of fluctuating in-terest rates on the market value of the instrument. For a more complete de-scription of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Statement of Additional Information. There can be no assurance that a Portfolio will be able at all times to main-tain a net asset value per unit of $1.00.

                               YIELD INFORMATION

  From time to time, each Portfolio may advertise its yield, effective yield and average total return. Average annual total return is determined by comput-ing the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Portfolio may furnish total return calcu-lations based on a cumulative, average, year-by-year or other basis for vari-ous specified periods by means of quotations, charts, graphs or schedules. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the adver-tisement). This income is then annualized; that is, the amount of income gen-erated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The ef-fective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Portfolios and the Federal and Treasury Instruments Portfo-lios may each also quote tax-equivalent yield. Each Portfolio's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent (which, in the case of the Tax-Exempt California combines federal and state taxes, in the case of Tax-Exempt New York Portfolio, combines federal, state and city taxes, and in the case of the Federal and Treasury Instruments Port-folios assumes a level of state taxes) of the Portfolio's yield, assuming cer-tain tax brackets for a unitholder.

  Investors should note that the investment results of a Portfolio are based on historical performance and will fluctuate over time. Any presentation of a Portfolio's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an invest-ment may earn or what a Portfolio's total return, yield, effective yield or tax-equivalent yield may be in any future period. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of units in existence. Because each such class of units is subject to different expenses, the total return and net yield of such classes of a Portfolio for the same period may differ. See "Organization and Units of the Portfolios" below.

                   ORGANIZATION AND UNITS OF THE PORTFOLIOS

  Each Portfolio is a series of the Goldman Sachs Trust, which was formed un-der the laws of the State of Delaware on January 28, 1997. The Funds were for-merly series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify units of beneficial interest in separate series, without further action by unitholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of units into one or more classes. (Institutions that provide services to holders of ILA Ad-ministration or ILA Service Units are referred to in this Prospectus as "Serv-ice Organizations").

  When issued, units are fully paid and nonassessable. In the event of liqui-dation, unitholders are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such unitholders. All units are freely transferable and have no preemptive, subscription or conversion rights. Unitholders are entitled to one vote per unit, provided that, at the option of the Trustees, unitholders will be entitled to a number of votes based upon the net asset values represented by their unitholders.

  Units of a Portfolio will be voted separately by Portfolio with respect to matters pertaining to that Portfolio except for the election of Trustees and ratification of independent accountants. For example, unitholders of each Portfolio are required to approve the adoption of any investment advisory agreement relating to that Portfolio and any changes in fundamental investment restrictions or policies of such Portfolio. Approval by the unitholders of one Portfolio is effective only as to that Portfolio.

  As of April 1, 1997, Bank of New York, 48 Wall Street, New York, NY 10286, owned of record 32.49% of the outstanding units of Treasury Instruments Port-folio.

  The Trust does not intend to hold annual meetings of unitholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the units outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of unitholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other unitholders in connection with requiring a special meeting of unitholders. The Trustees will call a special meeting of unitholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by unitholders.

                               PURCHASE OF UNITS

  ILA Units of a Portfolio may be purchased on any Business Day at the net as-set value next determined after receipt of a purchase order in the manner set forth below, and provided that The Northern Trust Company ("Northern"), Chica-go, Illinois, the subcustodian for State Street Bank and Trust Company ("State Street"), receives the purchase amount in federal funds on the same Business Day. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring federal funds to Northern.

  Purchases of ILA Units may also be made by delivering a Federal Reserve draft or check (except that a third party check will not be accepted) payable only to the appropriate Portfolio and drawn on a U.S. bank to Goldman Sachs,
Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chica-go, Illinois 60606. It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two Business Days after receipt. ILA Units purchased by check may not be redeemed until the check has cleared, as de-scribed under "Redemption of Units."

  Purchases of units of any Portfolio may also be made through an Automated Clearing House ("ACH") transfer to Goldman Sachs Trust c/o Northern, as sub-custodian for State Street. Purchase orders are effected at the net asset value next determined after receipt of both the purchase order and the pur-chase amount in federal funds. It is expected that ACH transfers will ordinar-ily be converted to federal funds on the Business Day following receipt of the ACH transfer.

  ILA Units of each Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends on ILA Units purchased as fol-lows:

-------------------------------------------------------------------------------

         IF ORDER IS RECEIVED BY
              GOLDMAN SACHS                                            DIVIDENDS BEGIN
         -----------------------                                       ---------------

  (1) In the case of the Taxable and Tax-Advantaged Portfolios

         By:      3:00 p.m.-N.Y. time                                 Same Business Day
---------------------------------------------------------------------------------------
      After:      3:00 p.m.-N.Y. time                                 Next Business Day
---------------------------------------------------------------------------------------
  (2) In the case of the Tax-Exempt Portfolios

         By:      1:00 p.m.-N.Y. time                                 Same Business Day
---------------------------------------------------------------------------------------
      After:      1:00 p.m.-N.Y. time                                 Next Business Day
---------------------------------------------------------------------------------------

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  ILA Units of the Portfolios are purchased at the net asset value per unit without the imposition of a sales charge. However, banks, trust companies or other institutions through which investors acquire ILA Units may impose charges in connection with transactions in such Units.

  Goldman Sachs, as each Portfolio's transfer agent, will maintain a complete record of transactions and ILA Units held in each unitholder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

INITIAL PURCHASES

  The minimum initial investment requirement is $50,000, which may be allo-cated among the Portfolios. The Trust and Goldman Sachs each reserves the right to waive the minimum investment requirement. Before or immediately after placing an initial purchase order, investors should complete and send to Goldman Sachs the Account Information Form included at the end of this Pro-spectus.

SUBSEQUENT INVESTMENTS

  There is no minimum amount required for subsequent investments. Orders for the purchase of additional ILA Units should be accompanied by information identifying the account and the Portfolio in which ILA Units are to be pur-chased.

                            REPORTS TO UNITHOLDERS

  ILA Unitholders of each Portfolio will receive an annual report containing audited financial statements and a semiannual report. Each ILA Unitholder will also be furnished with an individual monthly statement. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by the Portfolios are also reflected in regular statements issued by Goldman Sachs. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. ILA Unitholders with inquiries regarding a Portfolio may call Goldman Sachs at 800-621-2550 (8:00 a.m. to 6:30 p.m. New York time) or write Goldman Sachs at the address shown under "The Distributor and Transfer Agent."

SUB-ACCOUNTING SERVICES

  The Trust has designed special procedures to assist banks and other institu-tional investors desiring to establish multiple accounts (master accounts and their sub-accounts). Sub-accounts may be established with registration by name and/or number. Institutions will not normally be charged for this service un-less otherwise agreed upon. Upon request, master accounts will be provided with a monthly summary report which sets forth in order by account number (or name) the unit balance at month-end and the monthly income together with the total unit balance and monthly income for the master account.

  To assist banks and other institutional investors performing their own sub-accounting, each Portfolio's daily income per unit, calculated to nine decimal places, and its annualized yield are normally available by 4:00 p.m. New York time.

                                 DISTRIBUTIONS

  All or substantially all of each Portfolio's net investment income will be declared daily (as of 4:00 p.m. New York time) as a dividend and distributed to ILA Unitholders monthly. Distributions will be made in additional ILA Units of the same Portfolio or, at the election of ILA Unitholders, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to Goldman Sachs. If no election is made, all dividends and capital gain distributions will be reinvested. Divi-dends will be reinvested as of the last calendar day of each month. Cash dis-tributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code and may be reflected in a Portfolio's daily distribu-tions. Each Portfolio may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the sub-sequent calendar year. Although realized gains and losses on the assets of a Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per unit.

  A Portfolio's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Port-folio from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Portfolio, including a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  ILA Units of each Portfolio may be exchanged for units of the corresponding class of any Portfolio or Fund of Goldman Sachs Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form included at the end of this Prospectus, by calling Goldman Sachs at 800-621-2550. All telephone ex-changes must be registered in the same name(s) and with the same address as are registered in the Portfolio from which the exchange is being made. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Units" to confirm that such instructions are genuine. Exchanges are available only in states where the exchange may legally be made. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice.

                              REDEMPTION OF UNITS

HOW TO REDEEM

  ILA Unitholders may redeem ILA Units of a Portfolio without charge upon re-quest on any Business Day at the net asset value next determined after receipt of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The letter of instruction must specify the number of ILA Units of the particular Portfolio to be redeemed, the account number, pay-ment instructions and the exact registration on the account. Signatures must be guaranteed in accordance with the procedures set forth below, if the proceeds are to be paid to other than pre-established instructions on file with the Portfolio. An ILA Unitholder may request redemptions by telephone only if the optional telephone redemption privilege has been elected on the Account Information Form included at the end of this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implement-ed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by tele-phone. A redemption may also be made with respect to certain Portfolios by means of the check redemption privilege described below. Goldman Sachs re-serves the right to redeem accounts with balances below $500.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemption request has been properly authorized. A redemption re-quest will not be considered to have been received in proper form until such additional documentation has been submitted to Goldman Sachs. The payment of redemption proceeds for ILA Units recently purchased by check will be delayed for up to 15 days until the check has cleared.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the bank account designated on the ILA Unitholder's Account Information Form, un-less payment by check has been requested.

-----------------------------------------------------------------------------
                                          REDEMPTION
           REDEMPTION REQUEST              PROCEEDS
        RECEIVED BY GOLDMAN SACHS         ORDINARILY           DIVIDENDS
      -----------------------------       ----------      -------------------
   (1) In the case of the Taxable and Tax-Advantaged Portfolios
       By:     3:00 p.m.-N.Y. time        Wired Same       Not earned on day
                                           Business       request is received
                                              Day
-----------------------------------------------------------------------------
    After:     3:00 p.m.-N.Y. time        Wired Next         Earned on day
                                           Business       request is received
                                              Day
-----------------------------------------------------------------------------
   (2) In the case of the Tax-Exempt Portfolios
       By:    12:00 noon-N.Y. time        Wired Same       Not earned on day
                                           Business       request is received
                                              Day
-----------------------------------------------------------------------------
    After:    12:00 noon-N.Y. time        Wired Next         Earned on day
                                           Business       request is received
                                              Day
-----------------------------------------------------------------------------

  The Portfolios will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Ac-count Information Form. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after receipt of a properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of intermediaries or the ILA Unitholder's bank in the transfer process. If a problem with such performance arises, the ILA Unitholder should deal directly with such interme-diaries or bank.

  An ILA Unitholder may change the bank designated to receive redemption pro-ceeds by providing a written notice to Goldman Sachs which has been signed by the ILA Unitholder or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having au-thority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities associa-tion or a clearing agency, provided that such institution satisfies the stan-dards established by Goldman Sachs. Goldman Sachs may also require additional documentation in connection with a request to change the designated bank.

CHECK REDEMPTION PRIVILEGE

  An ILA Unitholder of any Portfolio may elect to have a special account with State Street for the purpose of redeeming ILA Units from his or her account in that Portfolio by check. When State Street receives a completed signature card and authorization form, the ILA Unitholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional ILA Units will be redeemed to cover the amount of the check. Can-celled checks will be returned to the ILA Unitholder by State Street.

  The check redemption privilege enables an ILA Unitholder to receive the div-idends declared on the ILA Units to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an ILA Unitholder's account. If the amount of a check is greater than the value of ILA Units held in the ILA Unitholder's account, the check will be returned unpaid, and the ILA Unitholder may be subject to extra charges.

  Goldman Sachs reserves the right to impose conditions on, limit the avail-ability of or terminate the check redemption privilege at any time with re-spect to a particular ILA Unitholder or all ILA Unitholders in general. The Trust and State Street reserve the right at any time to suspend redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Portfolios.

                               ----------------

                                   APPENDIX

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Trust with your correct Social Secu-rity or other Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the certification section of the Account Information Form could result in withholding of 31% by the Trust for the federal backup withholding tax on distributions, redemptions, ex-changes and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Reve-nue Service (IRS). Backup withholding could apply to payments relating to your account prior to the Trust's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account estab-lished under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup with-holding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such with-holding should cease, you must cross out item (2) in the certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securi-ties and commodities dealers and others.

  If you are a nonresident alien or foreign entity you must provide a com-pleted Form W-8 to the Trust in order to avoid backup withholding on certain payments. Other payments to you may be subject to non-resident alien withhold-ing of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS
ILA UNITS
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

     TOLL FREE:800-621-2550

                                 ------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Unitholder and Portfolio Expenses..........................................   2
Financial Highlights.......................................................   4
An Introduction to the Portfolios..........................................  14
Investment Policies Matrix.................................................  16
Description of Securities and Investment Techniques........................  18
Investment Limitations.....................................................  26
Management.................................................................  27
Taxes......................................................................  28
Net Asset Value............................................................  29
Yield Information..........................................................  30
Organization and Units of the Portfolios...................................  31
Purchase of Units..........................................................  32
Reports to Unitholders.....................................................  33
Distributions..............................................................  34
Exchanges..................................................................  34
Redemption of Units........................................................  34
Appendix................................................................... A-1
Account Information Form

ILAPROINSTMM
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                       GOLDMAN SACHS MONEY MARKET FUNDS

                  GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS

                                   ILA UNITS


                                 ------------

                                  PROSPECTUS

                                 ------------

                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS
                  GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS
                           ILA ADMINISTRATION UNITS
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is a no-load, open-end, management investment company (a "mutual fund") which includes the Goldman Sachs-- Institutional Liquid Assets portfolios (the "Portfolios"). This Prospectus relates only to the offering of ILA Administration shares of beneficial interest ("ILA Administration Units") of the Portfolios. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Portfolio's investment adviser. Goldman, Sachs & Co. serves as each Portfolio's distributor and transfer agent.

  The following Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. These Portfolios may invest in diversified portfolios of the following types of instruments:

  Prime Obligations Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  Money Market Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obligations of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign governments, states, municipalities and other entities, and repurchase agreements.

  Treasury Obligations Portfolio. Securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities.

  Treasury Instruments Portfolio. Securities issued or guaranteed by the U.S. Treasury, the interest income from which is generally exempt from state income taxation.

  Government Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, and repurchase agreements relating to such securities.

  Federal Portfolio. Securities of the U.S. Government and certain of its agencies, authorities and instrumentalities, the interest income from which is generally exempt from state income taxation.

  The following Portfolios seek to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio, exempt from California state and New York state and city personal income taxes, respectively, by investing primarily in municipal instruments. The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in securities issued by or on behalf of California and New York municipal issuers and therefore investment in such Portfolios may be riskier than other types of money market funds. These Portfolios may invest in the following types of instruments:

  Tax-Exempt Diversified Portfolio. A diversified portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia.

  Tax-Exempt California Portfolio. A non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal and California state income taxes.

  Tax-Exempt New York Portfolio. A non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of New York and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal, New York state and New York City personal income taxes.

  AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.
-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
 ................................................................................
Goldman Sachs Funds--Toll Free: 800-621-2550

This Prospectus provides you with information about the Portfolios that you should know before investing in ILA Administration Units. It should be read and retained for future reference. If you would like more detailed information, the Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time, is available upon request without charge from Service Organizations, as defined herein, or by calling the telephone number listed above or by writing Goldman Sachs, Attention:
Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and
Exchange Commission. Not all Portfolios are available in certain states.
Please call the phone number listed above to determine availability in your state. The SEC maintains a Web site (http://wp.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.
-------------------------------------------------------------------------------
ILA ADMINISTRATION UNITS OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY
INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                  The date of this Prospectus is May 1, 1997.

                       UNITHOLDER AND PORTFOLIO EXPENSES
                           ILA ADMINISTRATION UNITS

                                                                                                                TAX-
                       PRIME      MONEY    TREASURY    TREASURY                        TAX-EXEMPT  TAX-EXEMPT  EXEMPT
                    OBLIGATIONS  MARKET   OBLIGATIONS INSTRUMENTS GOVERNMENT  FEDERAL  DIVERSIFIED CALIFORNIA NEW YORK
                     PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
                    ----------- --------- ----------- ----------- ---------- --------- ----------- ---------- ---------
UNITHOLDER
TRANSACTION
EXPENSES
 Maximum Sales
 Charge Imposed on
 Purchases.........    None       None       None        None        None      None       None        None      None
 Sales Charge
 Imposed on
 Reinvested
 Distributions.....    None       None       None        None        None      None       None        None      None
 Deferred Sales
 Load Imposed on
 Redemptions.......    None       None       None        None        None      None       None        None      None
 Exchange Fee......    None       None       None        None        None      None       None        None      None
ANNUAL OPERATING
EXPENSES (1)
 (as a percentage
 of average daily
 net assets)
 Management Fees
 (after
 limitations) (2)..    0.35%      0.31%      0.35%       0.16%       0.35%     0.21%      0.26%       0.35%     0.27%
 Other Expenses
  Administration
  Fees.............    0.15%      0.15%      0.15%       0.15%       0.15%     0.15%      0.15%       0.15%     0.15%
  Other Expenses
  (after expense
  limitation) (3)..    0.07%      0.06%      0.07%       0.06%       0.07%     0.06%      0.06%       0.07%     0.06%
                       ----       ----       ----        ----        ----      ----       ----        ----      ----
TOTAL OPERATING
EXPENSES (4).......    0.57%      0.52%      0.57%       0.37%       0.57%     0.42%      0.47%       0.57%     0.48%
                       ====       ====       ====        ====        ====      ====       ====        ====      ====

EXAMPLE OF EXPENSES

  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Prime Obligations Portfolio................   $6     $18     $32     $71
     Money Market Portfolio.....................   $5     $17     $29     $65
     Treasury Obligations Portfolio.............   $6     $18     $32     $71
     Treasury Instruments Portfolio.............   $4     $12     $21     $47
     Government Portfolio.......................   $6     $18     $32     $71
     Federal Portfolio..........................   $4     $13     $24     $53
     Tax-Exempt Diversified Portfolio...........   $5     $15     $26     $59
     Tax-Exempt California Portfolio............   $6     $18     $32     $71
     Tax-Exempt New York Portfolio..............   $5     $15     $27     $60

--------
(1) Based on estimated amounts for the current fiscal year.
(2) The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios equal to .04%, .19%, .14%, .09% and .08%, respectively. Without such limitation, management fees for each Portfolio would be 0.35%.
(3) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, fees payable to Service Organizations, as defined herein, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.07% of the Prime Obligations, Treasury Obligations, Government and Tax-Exempt California Portfolio's average daily net assets and 0.06% of each other Portfolio's average daily net assets.
(4) Without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Portfolios for the current fiscal year are estimated to be as follows:

                                                         OTHER   TOTAL OPERATING
                                                        EXPENSES    EXPENSES
                                                        -------- ---------------
   Prime Obligations Portfolio.........................  0.08%        0.58%
   Money Market Portfolio..............................  0.08%        0.58%
   Treasury Obligations Portfolio......................  0.08%        0.58%
   Treasury Instruments Portfolio......................  0.08%        0.58%
   Government Portfolio................................  0.09%        0.59%
   Federal Portfolio...................................  0.08%        0.58%
   Tax-Exempt Diversified Portfolio....................  0.06%        0.56%
   Tax-Exempt California Portfolio.....................  0.07%        0.57%
   Tax-Exempt New York Portfolio.......................  0.08%        0.58%

  The information set forth in the foregoing table and hypothetical example relates only to ILA Administration Units of the Portfolios. The Portfolios also offer ILA Units, ILA Service Units and ILA Class B Units (Prime Obliga-tions only). The other classes of the Portfolios are subject to different fees and expenses (which affect performance) and are entitled to different servic-es. Information regarding any other class of the Portfolios may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Administration Units in connection with their custom-ers' accounts. See "Administration." Such fees, if any, may affect the return such customers realize with respect to their investments.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear di-rectly or indirectly. The information on fees and expenses included in the ta-ble and the hypothetical example above are based on each Portfolio's estimated fees and expenses and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfo-lio's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a unit (of the class specified) of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Ex-empt New York Portfolios outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to unitholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected Data for a Unit Outstanding Throughout Each Period Prime Obligations Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
----------------
1996-ILA units..    $1.00    $0.0511         --       $0.0511      $(0.0511)     $1.00      5.22%       0.41%        5.11%
1996-ILA Admin-
istration units.     1.00     0.0497         --        0.0497       (0.0497)      1.00      5.06        0.56         4.97
1996-ILA Service
units...........     1.00     0.0474         --        0.0474       (0.0474)      1.00      4.80        0.81         4.74
1996-ILA B
units (b).......     1.00     0.0262         --        0.0262       (0.0262)      1.00      3.97(d)     1.41(d)      4.09(d)
1995-ILA units..     1.00     0.0566         --        0.0566       (0.0566)      1.00      5.79        0.41         5.66
1995-ILA Admin-
istration units.     1.00     0.0551         --        0.0551       (0.0551)      1.00      5.63        0.56         5.51
1995-ILA Service
units...........     1.00     0.0522         --        0.0522       (0.0522)      1.00      5.37        0.81         5.22
1994-ILA units..     1.00     0.0394         --        0.0394       (0.0394)      1.00      4.07        0.40         3.94
1994-ILA Admin-
istration units.     1.00     0.0379         --        0.0379       (0.0379)      1.00      3.91        0.55         3.79
1994-ILA Service
units...........     1.00     0.0365         --        0.0365       (0.0365)      1.00      3.66        0.80         3.65
1993-ILA units..     1.00     0.0291      0.0002       0.0293       (0.0293)      1.00      2.97        0.40         2.91
1993-ILA Admin-
istration units.     1.00     0.0275      0.0003       0.0278       (0.0278)      1.00      2.82        0.55         2.75
1993-ILA Service
units...........     1.00     0.0250      0.0001       0.0251       (0.0252)      1.00      2.56        0.80         2.50
1992-ILA units..     1.00     0.0364      0.0010       0.0374       (0.0374)      1.00      3.75        0.40         3.64
1992-ILA Admin-
istration units.     1.00     0.0339      0.0010       0.0349       (0.0349)      1.00      3.60        0.55         3.39
1992-ILA Service
units...........     1.00     0.0311      0.0010       0.0321       (0.0320)      1.00      3.34        0.80         3.11
1991-ILA units..     1.00     0.0591      0.0003       0.0594       (0.0594)      1.00      6.10        0.40         5.91
1991-ILA Admin-
istration units.     1.00     0.0568      0.0003       0.0571       (0.0571)      1.00      5.94        0.55         5.68
1991-ILA Service
units...........     1.00     0.0558      0.0003       0.0561       (0.0561)      1.00      5.68        0.80         5.58
1990-ILA units..     1.00     0.0793         --        0.0793       (0.0793)      1.00      8.21        0.38         7.93
1990-ILA Admin-
istration
units (c).......     1.00     0.0438         --        0.0438       (0.0438)      1.00      7.81(d)     0.55(d)      7.62(d)
1990-ILA Service
units (c).......     1.00     0.0425         --        0.0425       (0.0425)      1.00      7.56(d)     0.80(d)      7.25(d)
1989-ILA units..     1.00     0.0890         --        0.0890       (0.0890)      1.00      9.27        0.40         8.90
1988-ILA units..     1.00     0.0714         --        0.0714       (0.0714)      1.00      7.48        0.40         7.14
1987-ILA units..     1.00     0.0634         --        0.0634       (0.0634)      1.00      6.50        0.40         6.34
                                 RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF    EXPENSES     INCOME TO
                    PERIOD    TO AVERAGE  AVERAGE NET
                  (IN 000'S)  NET ASSETS     ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
-----------------
1996-ILA units..  $1,154,787     0.43%        5.09%
1996-ILA Admin-
istration units.      23,738     0.58         4.95
1996-ILA Service
units...........      84,707     0.83         4.72
1996-ILA B
units (b).......         346     1.43(d)      4.07(d)
1995-ILA units..   1,261,251     0.43         5.64
1995-ILA Admin-
istration units.      63,018     0.58         5.49
1995-ILA Service
units...........     227,233     0.83         5.20
1994-ILA units..   1,963,846     0.42         3.92
1994-ILA Admin-
istration units.     149,234     0.57         3.77
1994-ILA Service
units...........     170,453     0.82         3.63
1993-ILA units..   2,332,771     0.42         2.89
1993-ILA Admin-
istration units.     189,431     0.57         2.73
1993-ILA Service
units...........     137,804     0.82         2.48
1992-ILA units..   3,444,591     0.42         3.62
1992-ILA Admin-
istration units.     257,321     0.57         3.37
1992-ILA Service
units...........      22,044     0.82         3.09
1991-ILA units..   3,531,736     0.42         5.89
1991-ILA Admin-
istration units.     198,417     0.57         5.66
1991-ILA Service
units...........      18,789     0.82         5.56
1990-ILA units..   2,833,541     0.38         7.93
1990-ILA Admin-
istration
units (c).......     209,272     0.55(d)      7.62(d)
1990-ILA Service
units (c).......      19,039     0.80(d)      7.25(d)
1989-ILA units..   3,761,964     0.40         8.90
1988-ILA units..   3,799,628     0.40         7.14
1987-ILA units..   5,814,280     0.40         6.34

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b)ILA Class B unit activity commenced during May of 1996.
(c)ILA Administration and Service unit activity commenced during June of 1990.
(d)Annualized.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Money Market Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                                                                                                 RATIO OF NET
                  NET ASSET            NET REALIZED    TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
                --------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0515     $0.0001      $0.0516      $(0.0516)     $1.00      5.27%       0.36%        5.15%
1996-ILA Admin-
istration units.     1.00     0.0500      0.0001       0.0501       (0.0501)      1.00      5.12        0.51         5.00
1996-ILA Service
units...........     1.00     0.0475      0.0001       0.0476       (0.0476)      1.00      4.86        0.76         4.75
1995-ILA units..     1.00     0.0571         --        0.0571       (0.0571)      1.00      5.85        0.36         5.71
1995-ILA Admin-
istration units.     1.00     0.0555         --        0.0555       (0.0555)      1.00      5.69        0.51         5.55
1995-ILA Service
units...........     1.00     0.0529         --        0.0529       (0.0529)      1.00      5.43        0.76         5.29
1994-ILA units..     1.00     0.0401         --        0.0401       (0.0401)      1.00      4.13        0.35         4.01
1994-ILA Admin-
istration units.     1.00     0.0388         --        0.0388       (0.0388)      1.00      3.98        0.50         3.88
1994-ILA Service
units...........     1.00     0.0364         --        0.0364       (0.0364)      1.00      3.72        0.75         3.61
1993-ILA units..     1.00     0.0296      0.0003       0.0299       (0.0299)      1.00      3.03        0.35         2.96
1993-ILA Admin-
istration units.     1.00     0.0281      0.0003       0.0284       (0.0284)      1.00      2.88        0.50         2.81
1993-ILA Service
units...........     1.00     0.0257      0.0002       0.0259       (0.0259)      1.00      2.62        0.75         2.57
1992-ILA units..     1.00     0.0368      0.0004       0.0372       (0.0372)      1.00      3.76        0.35         3.68
1992-ILA Admin-
istration units.     1.00     0.0356      0.0004       0.0360       (0.0360)      1.00      3.61        0.50         3.56
1992-ILA Service
units...........     1.00     0.0358      0.0006       0.0364       (0.0364)      1.00      3.35        0.75         3.58
1991-ILA units..     1.00     0.0591      0.0004       0.0595       (0.0595)      1.00      6.12        0.35         5.91
1991-ILA Admin-
istration units.     1.00     0.0574      0.0004       0.0578       (0.0578)      1.00      5.96        0.50         5.74
1991-ILA Service
units...........     1.00     0.0547      0.0004       0.0551       (0.0551)      1.00      5.70        0.75         5.47
1990-ILA units..     1.00     0.0793      0.0001       0.0794       (0.0794)      1.00      8.24        0.35         7.93
1990-ILA Admin-
istration
units (c).......     1.00     0.0424      0.0001       0.0425       (0.0425)      1.00      7.86(b)     0.50(b)      7.63(b)
1990-ILA Service
units (c).......     1.00     0.0438         --        0.0438       (0.0438)      1.00      7.61(b)     0.75(b)      7.46(b)
1989-ILA units..     1.00     0.0885      0.0001       0.0886       (0.0886)      1.00      9.31        0.35         8.85
1988-ILA units..     1.00     0.0751         --        0.0751       (0.0751)      1.00      7.66        0.27         7.51
FOR THE PERIOD DECEMBER 2, 1987 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
------------------------------------------------------------
1987-ILA units..     1.00     0.0063         --        0.0063       (0.0063)      1.00      7.38(b)     0.15(b)      7.62(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
                --------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..  $ 703,097      0.43%        5.08%
1996-ILA Admin-
istration units.    257,258      0.58         4.93
1996-ILA Service
units...........     28,845      0.83         4.68
1995-ILA units..    574,155      0.42         5.65
1995-ILA Admin-
istration units.    164,422      0.57         5.49
1995-ILA Service
units...........     23,080      0.82         5.23
1994-ILA units..    559,470      0.43         3.93
1994-ILA Admin-
istration units.    145,867      0.58         3.80
1994-ILA Service
units...........     21,862      0.83         3.53
1993-ILA units..    699,604      0.43         2.88
1993-ILA Admin-
istration units.    150,452      0.58         2.73
1993-ILA Service
units...........     11,166      0.83         2.49
1992-ILA units..    884,571      0.43         3.60
1992-ILA Admin-
istration units.    187,445      0.58         3.48
1992-ILA Service
units...........     15,114      0.83         3.50
1991-ILA units..  1,153,191      0.42         5.84
1991-ILA Admin-
istration units.    210,330      0.57         5.67
1991-ILA Service
units...........     56,586      0.82         5.40
1990-ILA units..    924,141      0.40         7.88
1990-ILA Admin-
istration
units (c).......    204,477      0.55(b)      7.58(b)
1990-ILA Service
units (c).......     38,128      0.80(b)      7.41(b)
1989-ILA units..  1,295,389      0.40         8.80
1988-ILA units..    701,105      0.40         7.38
FOR THE PERIOD DECEMBER 2, 1987 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
------------------------------------------------------------
1987-ILA units..    183,633      0.40(b)      7.37(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during June of 1990.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Government Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0504     $0.0001      $0.0505      $(0.0504)     $1.00     5.15%        0.41%        5.04%
1996-ILA Admin-
istration units.     1.00     0.0489      0.0001       0.0490       (0.0489)      1.00     4.99         0.56         4.89
1996-ILA Service
units...........     1.00     0.0463      0.0001       0.0464       (0.0463)      1.00     4.73         0.81         4.63
1995-ILA units..     1.00     0.0562      0.0002       0.0564       (0.0564)      1.00     5.77         0.41         5.62
1995-ILA Admin-
istration units.     1.00     0.0549      0.0002       0.0551       (0.0551)      1.00     5.62         0.56         5.49
1995-ILA Service
units...........     1.00     0.0519      0.0002       0.0521       (0.0521)      1.00     5.35         0.81         5.19
1994-ILA units..     1.00     0.0378      0.0002       0.0380       (0.0380)      1.00     3.94         0.40         3.78
1994-ILA Admin-
istration units.     1.00     0.0362      0.0002       0.0364       (0.0364)      1.00     3.79         0.55         3.62
1994-ILA Service
units...........     1.00     0.0350      0.0002       0.0352       (0.0352)      1.00     3.53         0.80         3.50
1993-ILA units..     1.00     0.0282      0.0008       0.0290       (0.0291)      1.00     2.94         0.40         2.82
1993-ILA Admin-
istration units.     1.00     0.0267      0.0008       0.0275       (0.0276)      1.00     2.79         0.55         2.67
1993-ILA Service
units...........     1.00     0.0242      0.0006       0.0248       (0.0250)      1.00     2.53         0.80         2.42
1992-ILA units..     1.00     0.0338      0.0027       0.0365       (0.0364)      1.00     3.70         0.40         3.38
1992-ILA Admin-
istration units.     1.00     0.0325      0.0027       0.0352       (0.0351)      1.00     3.55         0.55         3.25
1992-ILA Service
units...........     1.00     0.0309      0.0030       0.0339       (0.0336)      1.00     3.29         0.80         3.09
1991-ILA units..     1.00     0.0567      0.0011       0.0578       (0.0578)      1.00     5.91         0.40         5.67
1991-ILA Admin-
istration units.     1.00     0.0545      0.0011       0.0556       (0.0556)      1.00     5.75         0.55         5.45
1991-ILA Service
units...........     1.00     0.0522      0.0011       0.0533       (0.0533)      1.00     5.49         0.80         5.22
1990-ILA units..     1.00     0.0779      0.0003       0.0782       (0.0782)      1.00     8.11         0.39         7.79
1990-ILA Admin-
istration units
(c).............     1.00     0.0439      0.0004       0.0443       (0.0443)      1.00     7.74(b)      0.55(b)      7.49(b)
1990-ILA Service
units (c).......     1.00     0.0359      0.0002       0.0361       (0.0363)      1.00     7.42(b)      0.80(b)      7.15(b)
1989-ILA units..     1.00     0.0877      0.0001       0.0878       (0.0878)      1.00     9.15         0.40         8.77
1988-ILA units..     1.00     0.0716      0.0002       0.0718       (0.0718)      1.00     7.42         0.40         7.16
1987-ILA units..     1.00     0.0622      0.0001       0.0623       (0.0624)      1.00     6.43         0.40         6.22
                                 RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..  $  694,651     0.44%        5.01%
1996-ILA Admin-
istration units.      36,055     0.59         4.86
1996-ILA Service
units...........      94,228     0.84         4.60
1995-ILA units..     570,469     0.43         5.60
1995-ILA Admin-
istration units.      47,558     0.58         5.47
1995-ILA Service
units...........      85,401     0.83         5.17
1994-ILA units..     881,520     0.44         3.74
1994-ILA Admin-
istration units.      95,483     0.59         3.58
1994-ILA Service
units...........     156,930     0.84         3.46
1993-ILA units..   1,315,378     0.43         2.79
1993-ILA Admin-
istration units.     161,845     0.58         2.64
1993-ILA Service
units...........     101,272     0.83         2.39
1992-ILA units..   1,785,472     0.42         3.36
1992-ILA Admin-
istration units.     461,542     0.57         3.23
1992-ILA Service
units...........      56,389     0.82         3.07
1991-ILA units..   2,103,627     0.43         5.64
1991-ILA Admin-
istration units.     464,060     0.58         5.42
1991-ILA Service
units...........     200,176     0.83         5.19
1990-ILA units..   2,203,756     0.39         7.79
1990-ILA Admin-
istration units
(c).............     296,313     0.55(b)      7.49(b)
1990-ILA Service
units (c).......     132,888     0.80(b)      7.15(b)
1989-ILA units..   2,268,330     0.40         8.77
1988-ILA units..   2,197,796     0.40         7.16
1987-ILA units..   2,243,870     0.40         6.22

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c)ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET
                  NET ASSET              REALIZED      TOTAL
                  VALUE AT     NET       GAIN ON    INCOME FROM
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0498     $0.0002      $0.0500
1996-ILA Admin-
istration units.     1.00     0.0483      0.0003       0.0486
1996-ILA Service
units...........     1.00     0.0459      0.0001       0.0460
1995-ILA units..     1.00     0.0551      0.0007       0.0558
1995-ILA Admin-
istration units.     1.00     0.0537      0.0007       0.0544
1995-ILA Service
units...........     1.00     0.0511      0.0007       0.0518
1994-ILA units..     1.00     0.0377         --        0.0377
1994-ILA Admin-
istration units.     1.00     0.0368         --        0.0368
1994-ILA Service
units...........     1.00     0.0340         --        0.0340
1993-ILA units..     1.00     0.0279      0.0006       0.0285
1993-ILA Admin-
istration units.     1.00     0.0264      0.0006       0.0270
1993-ILA Service
units...........     1.00     0.0239      0.0006       0.0245
1992-ILA units..     1.00     0.0339      0.0025       0.0364
1992-ILA Admin-
istration units.     1.00     0.0320      0.0023       0.0343
1992-ILA Service
units...........     1.00     0.0294      0.0024       0.0318
1991-ILA units..     1.00     0.0557      0.0018       0.0575
1991-ILA Admin-
istration units.     1.00     0.0540      0.0018       0.0558
1991-ILA Service
units...........     1.00     0.0515      0.0018       0.0533
1990-ILA units..     1.00     0.0772      0.0002       0.0774
1990-ILA Admin-
istration
units (c).......     1.00     0.0413      0.0002       0.0415
1990-ILA Service
units (c).......     1.00     0.0417      0.0003       0.0420
1989-ILA units..     1.00     0.0864      0.0005       0.0869
1988-ILA units..     1.00     0.0704      0.0004       0.0708
1987-ILA units..     1.00     0.0617      0.0002       0.0619
                                                                                               RATIOS ASSUMING NO
                                                                                             WAIVER OF FEES AND NO
                                                                                              EXPENSE LIMITATIONS
                                                                                           -------------------------
                                                                   RATIO OF NET    NET                  RATIO OF NET
                                 NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT  RATIO OF NET  INVESTMENT
                                 VALUE AT             EXPENSES TO   INCOME TO     END OF   EXPENSES TO   INCOME TO
                  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD   AVERAGE NET  AVERAGE NET
                  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)    ASSETS       ASSETS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..     $(0.0500)     $1.00      5.11%       0.41%        4.98%    $ 574,734      0.43%        4.96%
1996-ILA Admin-
istration units.      (0.0486)      1.00      4.95        0.56         4.83       108,850      0.58         4.81
1996-ILA Service
units...........      (0.0460)      1.00      4.69        0.81         4.59       123,483      0.83         4.57
1995-ILA units..      (0.0558)      1.00      5.73        0.41         5.51       711,209      0.43         5.49
1995-ILA Admin-
istration units.      (0.0544)      1.00      5.57        0.56         5.37        92,643      0.58         5.35
1995-ILA Service
units...........      (0.0518)      1.00      5.31        0.81         5.11       119,692      0.83         5.09
1994-ILA units..      (0.0377)      1.00      3.91        0.40         3.77       713,816      0.44         3.73
1994-ILA Admin-
istration units.      (0.0368)      1.00      3.75        0.55         3.68        97,626      0.59         3.64
1994-ILA Service
units...........      (0.0340)      1.00      3.49        0.80         3.40       108,972      0.84         3.35
1993-ILA units..      (0.0286)      1.00      2.89        0.40         2.79       969,565      0.43         2.76
1993-ILA Admin-
istration units.      (0.0270)      1.00      2.74        0.55         2.64       121,327      0.58         2.61
1993-ILA Service
units...........      (0.0246)      1.00      2.48        0.80         2.39       185,506      0.83         2.36
1992-ILA units..      (0.0362)      1.00      3.65        0.40         3.39     1,328,036      0.43         3.36
1992-ILA Admin-
istration units.      (0.0343)      1.00      3.49        0.55         3.20       152,804      0.58         3.17
1992-ILA Service
units...........      (0.0318)      1.00      3.23        0.80         2.94       183,208      0.83         2.91
1991-ILA units..      (0.0575)      1.00      5.90        0.40         5.57     1,709,321      0.43         5.54
1991-ILA Admin-
istration units.      (0.0558)      1.00      5.74        0.55         5.40       146,795      0.58         5.37
1991-ILA Service
units...........      (0.0533)      1.00      5.48        0.80         5.15       154,419      0.83         5.12
1990-ILA units..      (0.0774)      1.00      8.05        0.39         7.72     1,816,991      0.39         7.72
1990-ILA Admin-
istration
units (c).......      (0.0415)      1.00      7.67(b)     0.55(b)      7.42(b)    132,088      0.55(b)      7.42(b)
1990-ILA Service
units (c).......      (0.0421)      1.00      7.42(b)     0.80(b)      7.11(b)    148,323      0.80(b)      7.11(b)
1989-ILA units..      (0.0869)      1.00      9.06        0.40         8.64     1,769,974      0.40         8.64
1988-ILA units..      (0.0708)      1.00      7.30        0.40         7.04     1,657,215      0.40         7.04
1987-ILA units..      (0.0619)      1.00      6.32        0.40         6.17     1,693,767      0.40         6.17

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0496     $0.0004      $0.0500      $(0.0500)     $1.00      5.10%       0.21%        4.96%
1996-ILA Admin-
istration units.     1.00     0.0482      0.0004       0.0486       (0.0486)      1.00      4.95        0.36         4.82
1996-ILA Service
units...........     1.00     0.0456      0.0004       0.0460       (0.0460)      1.00      4.68        0.61         4.56
1995-ILA units..     1.00     0.0550      0.0006       0.0556       (0.0556)      1.00      5.70        0.21         5.50
1995-ILA Admin-
istration units.     1.00     0.0534      0.0007       0.0541       (0.0540)      1.00      5.54        0.36         5.34
1995-ILA Service
units...........     1.00     0.0500      0.0005       0.0505       (0.0505)      1.00      5.28        0.61         5.00
1994-ILA units..     1.00     0.0397      0.0001       0.0398       (0.0398)      1.00      4.01        0.20         3.96
1994-ILA Admin-
istration units.     1.00     0.0397      0.0001       0.0398       (0.0398)      1.00      3.85        0.35         3.97
1994-ILA Service
units...........     1.00     0.0371      0.0001       0.0372       (0.0372)      1.00      3.59        0.60         3.72
1993-ILA units..     1.00     0.0288      0.0006       0.0294       (0.0294)      1.00      2.98        0.20         2.88
1993-ILA Admin-
istration units.     1.00     0.0273      0.0006       0.0279       (0.0279)      1.00      2.83        0.35         2.73
1993-ILA Service
units...........     1.00     0.0248      0.0006       0.0254       (0.0254)      1.00      2.57        0.60         2.48
1992-ILA units..     1.00     0.0338      0.0012       0.0350       (0.0350)      1.00      3.54        0.18         3.38
1992-ILA Admin-
istration units.     1.00     0.0326      0.0012       0.0338       (0.0338)      1.00      3.38        0.33         3.26
1992-ILA Service
units...........     1.00     0.0275      0.0011       0.0286       (0.0286)      1.00      3.13        0.58         2.75
FOR THE PERIOD JANUARY 30, 1991 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1991-ILA units..     1.00     0.0486      0.0013       0.0499       (0.0499)      1.00      5.75(b)     0.10(b)      5.28(b)
1991-ILA Admin-
istration
units (c).......     1.00     0.0210      0.0010       0.0220       (0.0220)      1.00      5.21(b)     0.25(b)      4.77(b)
1991-ILA Service
units (c).......     1.00     0.0473      0.0009       0.0482       (0.0482)      1.00      5.33(b)     0.50(b)      5.13(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..   $708,999      0.43%        4.74%
1996-ILA Admin-
istration units.    137,706      0.58         4.60
1996-ILA Service
units...........    383,901      0.83         4.34
1995-ILA units..    586,294      0.44         5.27
1995-ILA Admin-
istration units.     68,713      0.59         5.11
1995-ILA Service
units...........    123,254      0.84         4.77
1994-ILA units..    547,351      0.43         3.73
1994-ILA Admin-
istration units.     64,388      0.58         3.74
1994-ILA Service
units...........     74,451      0.83         3.49
1993-ILA units..    456,411      0.44         2.64
1993-ILA Admin-
istration units.     26,553      0.59         2.49
1993-ILA Service
units...........     34,014      0.84         2.24
1992-ILA units..    422,506      0.45         3.11
1992-ILA Admin-
istration units.      6,915      0.60         2.99
1992-ILA Service
units...........     29,522      0.85         2.48
FOR THE PERIOD JANUARY 30, 1991 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1991-ILA units..    424,436      0.45(b)      4.93(b)
1991-ILA Admin-
istration
units (c).......     17,649      0.60(b)      4.42(b)
1991-ILA Service
units (c).......      9,430      0.85(b)      4.78(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during July and Jan-uary of 1991, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0513       --         $0.0513      $(0.0513)     $1.00      5.24%       0.26%        5.13%
1996-ILA Admin-
istration units.     1.00     0.0498       --          0.0498       (0.0498)      1.00      5.09        0.41         4.98
1996-ILA Service
units...........     1.00     0.0473       --          0.0473       (0.0473)      1.00      4.83        0.66         4.73
1995-ILA units..     1.00     0.0569       --          0.0569       (0.0569)      1.00      5.83        0.26         5.69
1995-ILA Admin-
istration units.     1.00     0.0550       --          0.0550       (0.0550)      1.00      5.67        0.41         5.50
1995-ILA Service
units...........     1.00     0.0522       --          0.0522       (0.0522)      1.00      5.41        0.66         5.22
1994-ILA units..     1.00     0.0407       --          0.0407       (0.0407)      1.00      4.11        0.25         4.07
1994-ILA Admin-
istration units.     1.00     0.0388       --          0.0388       (0.0388)      1.00      3.95        0.40         3.88
1994-ILA Service
units...........     1.00     0.0392       --          0.0392       (0.0392)      1.00      3.69        0.65         3.92
1993-ILA units..     1.00     0.0296       --          0.0296       (0.0296)      1.00      3.00        0.25         2.96
1993-ILA Admin-
istration units.     1.00     0.0281       --          0.0281       (0.0281)      1.00      2.84        0.40         2.81
1993-ILA Service
units (c).......     1.00     0.0157       --          0.0157       (0.0157)      1.00      2.56(b)     0.65(b)      2.54(b)
1992-ILA units..     1.00     0.0358       --          0.0358       (0.0358)      1.00      3.61        0.25         3.58
1992-ILA Admin-
istration units.     1.00     0.0340       --          0.0340       (0.0340)      1.00      3.46        0.40         3.40
1991-ILA units..     1.00     0.0576       --          0.0576       (0.0576)      1.00      5.94        0.25         5.76
1991-ILA Admin-
istration units.     1.00     0.0542       --          0.0542       (0.0542)      1.00      5.78        0.40         5.42
1991-ILA Service
units (c).......     1.00     0.0196       --          0.0196       (0.0196)      1.00      5.55b)      0.65(b)      5.56(b)
1990-ILA units..     1.00     0.0772       --          0.0772       (0.0772)      1.00      8.06        0.25         7.72
1990-ILA Admin-
istration
units (d).......     1.00     0.0205       --          0.0205       (0.0205)      1.00      7.39(b)     0.40(b)      7.25(b)
FOR THE PERIOD MAY 22, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1989-ILA units..     1.00     0.0516       --          0.0516       (0.0516)      1.00      7.62(b)     0.19(b)      8.41(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $2,303,677     0.43%        4.96%
1996-ILA Admin-
istration units.     794,537     0.58         4.81
1996-ILA Service
units...........     192,416     0.83         4.56
1995-ILA units..   1,731,935     0.42         5.53
1995-ILA Admin-
istration units.     516,917     0.57         5.34
1995-ILA Service
units...........     102,576     0.82         5.06
1994-ILA units..   1,625,567     0.42         3.90
1994-ILA Admin-
istration units.     329,896     0.57         3.71
1994-ILA Service
units...........      15,539     0.82         3.75
1993-ILA units..   1,430,292     0.42         2.79
1993-ILA Admin-
istration units.     362,401     0.57         2.64
1993-ILA Service
units (c).......       1,425     0.82(b)      2.37(b)
1992-ILA units..   1,600,989     0.42         3.41
1992-ILA Admin-
istration units.     312,792     0.57         3.23
1991-ILA units..   1,656,232     0.42         5.59
1991-ILA Admin-
istration units.     291,810     0.57         5.25
1991-ILA Service
units (c).......         --      0.82(b)      5.39(b)
1990-ILA units..   1,368,765     0.40         7.57
1990-ILA Admin-
istration
units (d).......      90,748     0.55(b)      7.10(b)
FOR THE PERIOD MAY 22, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1989-ILA units..     455,230     0.40(b)      8.20(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Service unit activity commenced during April of 1991; no shares were outstanding during the period from August 7, 1991 through May 15, 1993.
(d)ILA Administration unit activity commenced during September of 1990.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

-------------------------------------------------------------------------------

                              INCOME FROM INVESTMENT OPERATIONS
                            -------------------------------------
                                            NET                                                                    RATIO OF NET
                  NET ASSET               REALIZED       TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET     GAIN (LOSS) ON INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT   INVESTMENT   INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME    TRANSACTIONS  OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0320      $    --       $0.0320      $(0.0320)     $1.00      3.25%       0.31%        3.20%
1996-ILA Admin-
istration units.     1.00     0.0306           --        0.0306       (0.0306)      1.00      3.09        0.46         3.06
1996-ILA Service
units...........     1.00     0.0279           --        0.0279       (0.0279)      1.00      2.84        0.71         2.79
1995-ILA units..     1.00     0.0365           --        0.0365       (0.0365)      1.00      3.72        0.31         3.65
1995-ILA Admin-
istration units.     1.00     0.0351           --        0.0351       (0.0352)      1.00      3.57        0.46         3.51
1995-ILA Service
units...........     1.00     0.0324           --        0.0324       (0.0325)      1.00      3.31        0.71         3.24
1994-ILA units..     1.00     0.0264           --        0.0264       (0.0264)      1.00      2.71        0.30         2.64
1994-ILA Admin-
istration units.     1.00     0.0250           --        0.0250       (0.0250)      1.00      2.55        0.45         2.50
1994-ILA Service
units...........     1.00     0.0220           --        0.0220       (0.0220)      1.00      2.30        0.70         2.20
1993-ILA units..     1.00     0.0222           --        0.0222       (0.0222)      1.00      2.25        0.30         2.22
1993-ILA Admin-
istration units.     1.00     0.0207           --        0.0207       (0.0207)      1.00      2.09        0.45         2.08
1993-ILA Service
units...........     1.00     0.0183           --        0.0183       (0.0183)      1.00      1.84        0.70         1.83
1992-ILA units..     1.00     0.0277           --        0.0277       (0.0277)      1.00      2.82        0.30         2.77
1992-ILA Admin-
istration units.     1.00     0.0266           --        0.0266       (0.0266)      1.00      2.67        0.45         2.66
1992-ILA Service
units...........     1.00     0.0243           --        0.0243       (0.0243)      1.00      2.41        0.70         2.43
1991-ILA units..     1.00     0.0424           --        0.0424       (0.0424)      1.00      4.33        0.32         4.24
1991-ILA Admin-
istration units.     1.00     0.0406           --        0.0406       (0.0406)      1.00      4.17        0.47         4.06
1991-ILA Service
units...........     1.00     0.0386           --        0.0386       (0.0386)      1.00      3.91        0.72         3.86
1990-ILA units..     1.00     0.0550       (0.0001)      0.0549       (0.0549)      1.00      5.64        0.40         5.50
1990-ILA Admin-
istration
units (c).......     1.00     0.0301           --        0.0301       (0.0300)      1.00      5.43(b)     0.55(b)      5.40(b)
1990-ILA Service
units (c).......     1.00     0.0259           --        0.0259       (0.0259)      1.00      5.17(b)     0.80(b)      5.16(b)
1989-ILA units..     1.00     0.0591       (0.0001)      0.0590       (0.0590)      1.00      6.07        0.40         5.91
1988-ILA units..     1.00     0.0487        0.0003       0.0490       (0.0490)      1.00      5.03        0.40         4.87
1987-ILA units..     1.00     0.0413       (0.0003)      0.0410       (0.0410)      1.00      4.23        0.40         4.13
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $1,514,443     0.41%        3.10%
1996-ILA Admin-
istration units.      59,097     0.56         2.96
1996-ILA Service
units...........      28,921     0.81         2.69
1995-ILA units..   1,342,585     0.42         3.54
1995-ILA Admin-
istration units.      48,773     0.57         3.40
1995-ILA Service
units...........      49,647     0.82         3.13
1994-ILA units..   1,434,965     0.41         2.53
1994-ILA Admin-
istration units.      97,778     0.56         2.39
1994-ILA Service
units...........      36,492     0.81         2.09
1993-ILA units..   1,769,477     0.41         2.11
1993-ILA Admin-
istration units.      99,896     0.56         1.97
1993-ILA Service
units...........      45,172     0.81         1.72
1992-ILA units..   1,333,925     0.42         2.65
1992-ILA Admin-
istration units.      50,225     0.57         2.54
1992-ILA Service
units...........      29,534     0.82         2.31
1991-ILA units..   1,044,986     0.42         4.14
1991-ILA Admin-
istration units.      37,567     0.57         3.96
1991-ILA Service
units...........      52,399     0.82         3.76
1990-ILA units..     603,895     0.40         5.50
1990-ILA Admin-
istration
units (c).......      42,498     0.55(b)      5.40(b)
1990-ILA Service
units (c).......      56,810     0.80(b)      5.16(b)
1989-ILA units..     688,556     0.40         5.91
1988-ILA units..     907,782     0.40         4.87
1987-ILA units..     965,714     0.40         4.13

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt California Portfolio

-------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS
                                       ---------------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       LOSS ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0299         --       $0.0299      $(0.0299)     $1.00      3.03%       0.41%        2.99%
1996-ILA Admin-
istration units.     1.00     0.0284         --        0.0284       (0.0284)      1.00      2.88        0.56         2.84
1995-ILA units..     1.00     0.0349         --        0.0349       (0.0350)      1.00      3.55        0.41         3.49
1995-ILA Admin-
istration units.     1.00     0.0332         --        0.0332       (0.0332)      1.00      3.40        0.56         3.32
1994-ILA units..     1.00     0.0250         --        0.0250       (0.0250)      1.00      2.53        0.40         2.50
1994-ILA Admin-
istration units.     1.00     0.0233         --        0.0233       (0.0233)      1.00      2.37        0.55         2.33
1993-ILA units..     1.00     0.0206         --        0.0206       (0.0206)      1.00      2.09        0.40         2.06
1993-ILA Admin-
istration units.     1.00     0.0191         --        0.0191       (0.0191)      1.00      1.93        0.55         1.91
1993-ILA Service
units...........     1.00     0.0166         --        0.0166       (0.0166)      1.00      1.68        0.76         1.66
1992-ILA units..     1.00     0.0256     (0.0001)      0.0255       (0.0256)      1.00      2.62        0.40         2.56
1992-ILA Admin-
istration units.     1.00     0.0235     (0.0002)      0.0233       (0.0235)      1.00      2.47        0.55         2.35
1992-ILA Service
units...........     1.00     0.0081         --        0.0081       (0.0081)      1.00      1.99(b)     0.80(b)      2.03(b)
1991-ILA units..     1.00     0.0388         --        0.0388       (0.0388)      1.00      3.92        0.40         3.88
1991-ILA Admin-
istration units
units...........     1.00     0.0376         --        0.0376       (0.0376)      1.00      3.80        0.55         3.76
1990-ILA units..     1.00     0.0511     (0.0001)      0.0510       (0.0511)      1.00      5.24        0.40         5.11
1990-ILA Admin-
istration
units (c).......     1.00     0.0042         --        0.0042       (0.0042)      1.00      5.14(b)     0.55(b)      5.33(b)
1989-ILA units..     1.00     0.0573     (0.0001)      0.0572       (0.0572)      1.00      5.93        0.40         5.73
FOR THE PERIOD OCTOBER 3, 1988 (COMMENCEMENT OF
OPERATIONS) THROUGH DECEMBER 31,
-----------------------------------------------
1988-ILA units..     1.00     0.0139         --        0.0139       (0.0139)      1.00      5.81(b)     0.24(b)      5.74(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..   $440,476      0.42%        2.98%
1996-ILA Admin-
istration units.        142      0.57         2.83
1995-ILA units..    346,728      0.41         3.49
1995-ILA Admin-
istration units.         61      0.56         3.32
1994-ILA units..    227,399      0.41         2.49
1994-ILA Admin-
istration units.        790      0.56         2.32
1993-ILA units..    229,839      0.44         2.02
1993-ILA Admin-
istration units.      1,425      0.59         1.87
1993-ILA Service
units...........        --       0.84         1.54
1992-ILA units..    161,868      0.47         2.49
1992-ILA Admin-
istration units.         31      0.62         2.28
1992-ILA Service
units...........          3      0.87(b)      1.96(b)
1991-ILA units..    102,494      0.47         3.81
1991-ILA Admin-
istration units
units...........         13      0.62         3.69
1990-ILA units..    106,972      0.40         5.11
1990-ILA Admin-
istration
units (c).......         68      0.55(b)      5.33(b)
1989-ILA units..    112,463      0.40         5.73
FOR THE PERIOD OCTOBER 3, 1988 (COMMENCEMENT OF
OPERATIONS) THROUGH DECEMBER 31,
-----------------------------------------------
1988-ILA units..     41,028      0.38(b)      5.60(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during December of 1990 and August of 1992, respectively. No service shares were outstanding for the years ended December 31, 1996, 1995, 1994.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET
                  NET ASSET              REALIZED      TOTAL
                  VALUE AT     NET       LOSS ON    INCOME FROM
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0301         --       $0.0301
1996-ILA Admin-
istration units.     1.00     0.0288         --        0.0288
1995-ILA units..     1.00     0.0344         --        0.0344
1995-ILA Admin-
istration units.     1.00     0.0328         --        0.0328
1994-ILA units..     1.00     0.0262         --        0.0262
1994-ILA Admin-
istration units.     1.00     0.0247         --        0.0247
1993-ILA units..     1.00     0.0221         --        0.0221
1993-ILA Admin-
istration units.     1.00     0.0205         --        0.0205
1992-ILA units..     1.00     0.0265         --        0.0265
1992-ILA Admin-
istration units.     1.00     0.0253         --        0.0253
FOR THE PERIOD FEBRUARY 15, 1991 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
-------------------------------------------------------------
1991-ILA units..     1.00     0.0347     (0.0002)      0.0345
1991-ILA Admin-
istration
         units (c).......     1.00     0.0330         --        0.0330
                                                                                               RATIOS ASSUMING NO
                                                                                             WAIVER OF FEES AND NO
                                                                                              EXPENSE LIMITATIONS
                                                                                           -------------------------
                                                                   RATIO OF NET    NET                  RATIO OF NET
                                 NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT  RATIO OF NET  INVESTMENT
                                 VALUE AT             EXPENSES TO   INCOME TO     END OF   EXPENSES TO   INCOME TO
                  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD   AVERAGE NET  AVERAGE NET
                  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)    ASSETS       ASSETS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..     $(0.0301)     $1.00      3.05%       0.32%        3.01%     $70,175       0.43%        2.90%
1996-ILA Admin-
istration units.      (0.0288)      1.00      2.90        0.47         2.88       44,319       0.58         2.77
1995-ILA units..      (0.0344)      1.00      3.51        0.30         3.44       90,537       0.44         3.30
1995-ILA Admin-
istration units.      (0.0328)      1.00      3.35        0.45         3.28       26,724       0.59         3.14
1994-ILA units..      (0.0262)      1.00      2.56        0.24         2.62       84,517       0.47         2.39
1994-ILA Admin-
istration units.      (0.0247)      1.00      2.41        0.39         2.47       38,970       0.62         2.24
1993-ILA units..      (0.0221)      1.00      2.21        0.10         2.21       48,367       0.51         1.80
1993-ILA Admin-
istration units.      (0.0205)      1.00      2.05        0.25         2.05       20,306       0.66         1.64
1992-ILA units..      (0.0265)      1.00      2.71        0.10         2.65       16,844       0.57         2.18
1992-ILA Admin-
istration units.      (0.0253)      1.00      2.55        0.25         2.53       14,641       0.72         2.06
FOR THE PERIOD FEBRUARY 15, 1991 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
-------------------------------------------------------------
1991-ILA units..      (0.0347)      1.00      4.02(b)     0.10(b)      3.96(b)    11,070       0.76(b)      3.30(b)
1991-ILA Admin-
istration
units (c).......      (0.0330)      1.00      3.87(b)     0.25(b)      3.90(b)    19,198       0.91(b)      3.24(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c)ILA Administration unit activity commenced during February of 1991.

                       AN INTRODUCTION TO THE PORTFOLIOS

  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"). Each Portfolio is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' invest-ment adviser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Portfolios' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE INVESTORS: The Portfolios are designed for investors seeking a high rate of return, a stable net asset value and convenient liquidation privileges. The Portfolios are particularly suitable for banks, corporations and other finan-cial institutions that seek investment of short-term funds for their own ac-counts or for the accounts of their customers.

  THE PORTFOLIOS: Each Portfolio's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Portfolio may invest only in securi-ties that are determined to present minimal credit risk and meet certain other criteria.

    TAXABLE PORTFOLIOS: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.

    TAX-ADVANTAGED PORTFOLIOS: Treasury Instruments and Federal Portfolios.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAXABLE AND TAX-ADVANTAGED
  PORTFOLIOS: To seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by in-vesting exclusively in high quality money market instruments. The Treasury Instruments and Federal Portfolios pursue their objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities (each as defined herein), respectively, the interest from which is generally exempt from state income taxation. Each investor should con-sult his or her tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Portfolio that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in the investor's own state.

    TAX-EXEMPT PORTFOLIOS: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAX-EXEMPT PORTFOLIOS: To seek to provide unitholders, to the extent consistent with the preservation of cap-ital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in Municipal Instruments, as defined herein. In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide unitholders with income exempt from Cali-fornia state and New York state and city personal income taxes, respective-ly.

  NET ASSET VALUE: Each Portfolio seeks to maintain a stable net asset value of $1.00 per unit.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Portfolio may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as de-fined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Portfolios may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has as-signed a rating, by that NRSRO. The Taxable Portfolios will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Portfolio may purchase Second Tier Securi-ties, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                           INVESTMENT POLICIES MATRIX

                                                                                SHORT-TERM
                                                                              OBLIGATIONS OF                     ASSET-BACKED &
                     US          US                                            CORPORATIONS                       RECEIVABLES-
                  TREASURY   GOVERNMENT        BANK           COMMERCIAL         AND OTHER         REPURCHASE        BACKED
   PORTFOLIO     OBLIGATIONS SECURITIES    OBLIGATIONS          PAPER            ENTITIES          AGREEMENTS     SECURITIES+
-------------------------------------------------------------------------------------------------------------------------------
Prime
 Obligations         [_]          [_]           [_]              [_]                [_]                 [_]           [_]
                                         U.S. Banks Only                     U.S. entities only
-------------------------------------------------------------------------------------------------------------------------------
Money Market
                     [_]          [_]           [_]              [_]                [_]                 [_]           [_]
                                         Over 25% of total  U.S. and        U.S. and foreign
                                         assets must be     foreign (US$)   (US$) entities
                                         invested in U.S.   Commercial Paper
                                         and Foreign
                                         (US$) Banks
-------------------------------------------------------------------------------------------------------------------------------
Treasury
 Obligations         [_]                                                                                [_]
-------------------------------------------------------------------------------------------------------------------------------
Treasury
 Instruments         [_]
-------------------------------------------------------------------------------------------------------------------------------
Government           [_]          [_]                                                                   [_]
-------------------------------------------------------------------------------------------------------------------------------
Federal              [_]          [_]
                                                                                                (Does not intend
                                                                                                to invest)
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
 Diversified                                                     [_]
                                                            Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
 California                                                      [_]
                                                            Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt New
 York                                                            [_]
                                                            Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------------
                   FOREIGN
                 GOVERNMENT
                 OBLIGATIONS
   PORTFOLIO        (US$)
-----------------------------
Prime
 Obligations
-----------------------------
Money Market         [_]


-----------------------------
Treasury
 Obligations
-----------------------------
Treasury
 Instruments
-----------------------------
Government
-----------------------------
Federal
-----------------------------
Tax-Exempt
 Diversified
-----------------------------
Tax-Exempt
 California
-----------------------------
Tax-Exempt New
 York
-----------------------------

  Note: See "Description of Securities and Investment Techniques" for a de-scription of, and certain criteria applicable to, each of these categories of investments.
  + To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.


                                                                                          SUMMARY
                                                                                             OF
   TAXABLE              TAX-EXEMPT                  CREDIT     INVESTMENT   UNRATED     TAXATION FOR
  MUNICIPALS            MUNICIPALS                QUALITY****  COMPANIES   SECURITIES  DISTRIBUTIONS*   MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------------
      [_]                                                          [_]         [_]
                                                   First      Up to 10% of            Taxable federal
                                                   Tier       total assets            and state**
                                                              in other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
      [_]                                                          [_]         [_]
                                                   First      Up to 10%               Taxable federal  May invest in
                                                   Tier       of total                and state**      obligations of
                                                              assets in                                the
                                                              other                                    International
                                                              investment                               Bank for
                                                              companies                                Reconstruction
                                                                                                       and Development
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total                and state**
                                                              assets in
                                                              other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total                and generally
                                                              assets in               exempt from
                                                              other                   state taxation
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total                and state**
                                                              assets in
                                                              other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal  Under
                                                   Tier       of total                and generally    extraordinary
                                                              assets in               exempt from      circumstances,
                                                              other                   state taxation   may hold cash,
                                                              investment                               U.S. Government
                                                              companies                                Securities
                                                                                                       subject to
                                                                                                       state taxation
                                                                                                       or cash
                                                                                                       equivalents
----------------------------------------------------------------------------------------------------------------------
                         [_]                                       [_]         [_]
                    At least 80% of net assets     First or   Up to 10%               Tax-exempt       May (but does
                    in Municipal Instruments       Second     of total                federal and      not currently
                    (except in extraordinary       Tier       assets in               taxable          intend to)
                    circumstances)                            other                   state***         invest up to
                                                              investment                               20% in AMT
                                                              companies                                securities and
                                                                                                       may temporarily
                                                                                                       invest in the
                                                                                                       taxable money
                                                                                                       market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein
----------------------------------------------------------------------------------------------------------------------
                         [_]                                       [_]         [_]
                                                   First or   Up to 10%               Tax-exempt       May (but does
                    At least 80% of net assets     Second     of total                federal and      not currently
                    in Municipal Instruments and   Tier       assets in               California       intend to)
                    at least 65% of its total                 other                   State            invest up to
                    assets must be invested in                investment                               20% in AMT
                    California Instruments                    companies                                securities and
                    (except in extraordinary                                                           may temporarily
                    circumstances)                                                                     invest in the
                                                                                                       taxable money
                                                                                                       market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein
----------------------------------------------------------------------------------------------------------------------
                         [_]                                       [_]         [_]
                    At least 80% of net assets     First or   Up to 10%               Tax-exempt       May invest up
                    in Municipal Instruments and   Second     of total                federal, New     to 20% in AMT
                    at least 65% of its total      Tier       assets in               York State and   securities and
                    assets must be invested in                other                   New York City    may temporarily
                    New York Instruments (except              investment                               invest in the
                    in extraordinary                          companies                                taxable money
                    circumstances)                                                                     market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein

   * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
  ** Taxable in many states except for distributions from U.S. Treasury obliga-tion interest income and certain U.S. Government securities interest in-come.
 *** Taxable except for distributions from interest on obligations of an in-
     vestor's state of residence in certain states.
**** To the extent permitted by Rule 2a-7, a Portfolio holding a security fully supported by a guarantee may substitute the credit quality of the guaran-tee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

  The Treasury Instruments and Federal Portfolios invest in U.S. Treasury Ob-ligations and the Federal Portfolio may also invest in certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instru-mentalities of the U.S. Government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and the Student Loan Marketing Association.

CUSTODIAL RECEIPTS

  Each Portfolio (other than the Treasury Obligations, Treasury Instruments, Government and Federal Portfolios) may also acquire securities issued or guar-anteed as to principal and interest by the U.S. Government, its agencies, au-thorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered obliga-tions of the U.S. Government.

U.S. AND FOREIGN BANK OBLIGATIONS

  The Prime Obligations and Money Market Portfolios may invest in "U.S. Bank Obligations" limited to securities issued or guaranteed by U.S. banks (includ-ing certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obligations is-sued by U.S. subsidiaries of such banks.

  The Money Market Portfolio may also invest in "Foreign Bank Obligations" limited to U.S. dollar denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of pur-chase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

  The Money Market Portfolio will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), including bank commercial pa-per. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obliga-tions. As a result, the Portfolio may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the man-ner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included deregulation of inter-est rates, increased competition from other types of financial institutions, increased acquisition activity, geographic expansion and, during the late 1980's, an increased number of bank failures. Banks may be particularly sus-ceptible to certain economic factors, such as interest rate changes and ad-verse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. See "Foreign Government Obligations--Foreign Risks" be-low.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations and Money Market Portfolios may invest in "Commercial Paper" (including variable amount master demand notes and asset-backed commer-cial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, foreign corporations (Money Market Portfolio only), foreign commercial banks (Money Market Portfolio only) or other entities. In addition, the Portfolios may invest in other short-term ob-ligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (Money Market Portfolio only) or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations and Money Market Portfolios may invest in "Asset-Backed and Receivables-Backed Securities" which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present. To the extent consistent with its investment objectives and policies, each of the Prime Obligations and Money Market Portfolios may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

FOREIGN GOVERNMENT OBLIGATIONS

  The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a for-eign government or entity located or organized in a foreign country that main-tains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

  FOREIGN RISKS. Investments in foreign securities and bank obligations may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authori-ties, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS: Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  CALIFORNIA INSTRUMENTS: Obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California state personal income tax.

  NEW YORK INSTRUMENTS: Obligations issued by or on behalf of the State of New York and its political subdivisions, agencies and instrumentalities and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from New York state and New York city personal income tax.

TYPES OF MUNICIPAL, CALIFORNIA AND NEW YORK INSTRUMENTS:

                        TAX-                 TAX-
                        EXEMPT DIVERSIFIED   EXEMPT CALIFORNIA    TAX-EXEMPT NEW YORK
                        PORTFOLIO            PORTFOLIO            PORTFOLIO
--------------------------------------------------------------------------------------
  FIXED RATE NOTES AND  In highest short-    In one of the two    In one of the two
  SIMILAR DEBT          term or one of the   highest short-term   highest short-term
  INSTRUMENTS           two highest long-    or long-term rating  or long-term rating
                        term rating          categories           categories
                        categories
--------------------------------------------------------------------------------------
  VARIABLE AND          In highest short-    In one of the two    In one of the two
  FLOATING RATE DEMAND  term or one of the   highest short-term   highest short-term
  INSTRUMENTS           two highest long-    or long-term rating  or long-term rating
                        term rating          categories           categories
                        categories
--------------------------------------------------------------------------------------
  TAX-EXEMPT            In highest rating    In one of the two    In one of the two
  COMMERCIAL PAPER      category             highest rating       highest rating
                                             categories           categories
--------------------------------------------------------------------------------------
  MUNICIPAL BONDS       In one of the two    In one of the two    In one of the two
                        highest rating       highest rating       highest rating
                        categories           categories           categories
--------------------------------------------------------------------------------------
  UNRATED NOTES,        Determined to be of  Determined to be of  Determined to be of
  PAPER, BONDS AND      comparable quality   comparable quality   comparable quality
  OTHER INSTRUMENTS     by Adviser pursuant  by Adviser pursuant  by Adviser pursuant to criteria approved to criteria approved to criteria approved
                        by the Trustees      by the Trustees      by the Trustees

  As a matter of fundamental policy, at least 80% of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolio's net as-sets will ordinarily be invested in Municipal Instruments, except in extraor-dinary circumstances. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt California and Tax-Exempt New York Portfolio's total assets will be invested in California and New York Instruments, respec-tively, except in extraordinary circumstances. Each Tax-Exempt Portfolio may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in Municipal Instruments that are not California or New York Instruments, respectively, when acceptable Cal-ifornia and New York Instruments are not available or when the Adviser be-lieves that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Portfolio. The Tax-Exempt California and Tax-Ex-empt New York Portfolios' distributions of interest from Municipal Instruments other than California and New York Instruments, respectively, may be subject to California and New York state and New York city personal income taxes, re-spectively.

  The Prime Obligations and Money Market Portfolios may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securities are attractive compared to other taxable invest-ments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Portfolio's average portfolio maturity. There is a risk that a Portfolio will not be considered the owner of a tender option bond for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Portfolios to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets a Portfolio's quality standards, the Portfolio will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand fea-tures or other unconditional obligations to support the credit of the issuer of the security. A Portfolio may consider the maturity of a variable or float-ing rate Municipal Instrument to be shorter than its ultimate stated maturity if the Portfolio has the right to demand prepayment of its principal at speci-fied intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. A Portfolio may purchase such variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Portfolios (other than the Treasury Obli-gations, Treasury Instruments, Government and Federal Portfolios) may invest in industrial development bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when distributed as "exempt-interest dividends" to unitholders un-der the federal alternative minimum tax. See

"Taxes" and "Distributions." The Tax-Exempt New York Portfolio may invest up to 20% of its net assets in private activity bonds. The Tax-Exempt Diversified and Tax-Exempt California Portfolios do not currently intend to invest in such bonds. If such policy should change in the future, unitholders would be noti-fied and such investments would not exceed 20% of each Portfolio's net assets.

  OTHER POLICIES. Ordinarily, the Tax-Exempt Portfolios expect that 100% of their portfolio securities will be Municipal Instruments. However, the Portfo-lios may hold cash or invest in short-term taxable securities as set forth above. Such Portfolios may invest 25% or more of the value of their respective total assets in Municipal Instruments which are related in such a way that an economic, business or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, the Tax-Exempt Portfolios may invest all of their respective assets in (a) Munici-pal Instruments the interest on which is paid solely from revenues from simi-lar projects such as hospitals, electric utility systems, multi-family hous-ing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Instruments whose issuers are in the same state (including, in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, issuers in states other than California and New York, re-spectively), or (c) industrial development obligations. Concentration of a Portfolio's investments in these Municipal Instruments will subject the Port-folio, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Portfolio (other than the Treasury Obligations, Treasury Instruments, Government and Federal Portfolios) may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding Prime Obligations Portfolio) which have a branch, agency or subsidiary in the United States. In addition, these Portfolios may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Portfolio (other than the Treasury Obligations, Treasury In-struments, Government and Federal Portfolios) may acquire the right to sell the security to another party at a guaranteed price and date.

INVESTING IN CALIFORNIA AND NEW YORK

  The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York Instruments, respectively. Conse-quently, such Portfolios are more susceptible to factors adversely affecting issuers of California and New York Instruments, respectively, and may be risk-ier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

  The Tax-Exempt California Portfolio's investments can be affected by politi-cal and economic developments within the State of California (the "State'), and by the financial condition of the State, its public authorities and polit-ical subdivisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and edu-cation districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California gov-ernmental entities and future voter initiatives could result in adverse consequences affecting California Instruments. Also, the ultimate fiscal ef-fect of federally-mandated reform of welfare programs on the State and its lo-cal governments is still to be resolved.

  These factors, among others (including the outcome of related pending liti-gation), could reduce the credit standing of certain issuers of California In-struments. A more detailed discussion of the risks of investing in California is included in the Statement of Additional Information.

  The Tax-Exempt New York Portfolio's investments can be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Instruments to meet their finan-cial obligations. Certain substantial issuers of New York Instruments (includ-ing issuers whose obligations may be acquired by the Portfolio) have experi-enced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obli-gations. In recent years, several different issues of municipal securities of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Instruments has at times had the effect of permitting New York Instruments to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obliga-tions issued by other jurisdictions. A recurrence of the financial difficul-ties previously experienced by certain issuers of New York Instruments could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York In-struments. Although as of April 1, 1997 no issuers of New York Instruments were in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Instruments and, consequently, the net asset value of the Portfolio's holdings. A more detailed discussion of the risks of investing in New York is included in the Statement of Additional Information.

  If California, New York, or any of their local governmental entities are un-able to meet their financial obligations, the corresponding Portfolio's in-come, net asset value, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Portfolios is a diversified fund (except to the extent that diversification is required for federal income tax purposes). For these tax purposes, with respect to 50% of the value of its total assets, none of these Portfolios invests more than 5% of the value of its total assets in securities of a single issuer (except U.S. Government Securities or securities of other regulated investment companies), nor, with respect to the other 50% of the value of its total assets, does it invest more than 25% of the value of its total assets in the securities of a single issuer (except U.S. Government Securities or securities of other regu-lated investment companies). These Federal tax diversification requirements apply only at taxable quarter ends and are subject to certain qualifications and exceptions. Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Portfolios may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

REPURCHASE AGREEMENTS

  Each Portfolio (other than the Treasury Instruments Portfolio) may only en-ter into repurchase agreements with primary dealers in U.S. Government Securi-ties. A repurchase agreement is an agreement under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a partic-ular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. A Port-folio's custodian or subcustodian will maintain custody of the purchased secu-rities for the duration of the agreement. The value of the purchased securi-ties, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or fail-ure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repur-chase agreements entered into by a Portfolio will be taxable to its unitholders. In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advi-sory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate bal-ance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond custom-ary settlement time. A Portfolio is required to hold and maintain in a segre-gated account with the Portfolio's custodian or subcustodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued secu-rity or forward commitment prior to settlement if the Adviser deems it appro-priate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of each Portfolio's investments in securities of other investment companies will be subject to the limitations on such in-vestments prescribed by the Investment Company Act. These limits include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions sub-stantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  TAXABLE AND TAX-EXEMPT PORTFOLIOS. Each Portfolio will comply with the con-ditions for using amortized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those conditions relat-ing to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information.

  INVESTMENT RESTRICTIONS. Each Portfolio is subject to certain investment re-strictions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions and the investment objective of a Portfolio (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing unitholders with in-come exempt from California state and New York state and New York city per-sonal income tax, respectively) cannot be changed without approval of a major-ity of the outstanding units of that Portfolio. The Treasury Obligations Port-folio's policy of limiting its investments to U.S. Treasury Obligations and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Portfolio may purchase secu-rities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institu-tional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which in-clude fixed time deposits maturing in more than seven days and restricted se-curities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific restricted security, will not be deemed to be illiquid investments for pur-poses of this restriction. The Board of Trustees may adopt guidelines and del-egate to the Adviser the daily function of determining and monitoring the li-quidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securi-ties eligible for resale under Rule 144A will continue to be liquid, the Ad-viser will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities.

  In addition, each Portfolio may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Portfolio (taken at market value) would be invested in such investments. Certain repurchase agree-ments which mature in more than seven days can be liquidated before the nomi-nal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Portfolios. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $104.9 billion in assets.

  As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.3 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major invest-ment banking and brokerage firm providing a broad range of financing and in-vestment services both in the United States and abroad.

  Pursuant to an SEC order, each Taxable and Tax-Advantaged Portfolio may en-ter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

  Under the Investment Advisory Agreements, GSAM continually manages each Portfolio, including the purchase, retention and disposition of its securities and other assets. In addition, GSAM administers each Portfolio's business af-fairs and performs various unitholder servicing functions to the extent not provided by other organizations. The management of each Portfolio is subject to the supervision of the Trustees and each Portfolio's investment policies. For these services, the Trust, on behalf of each Portfolio, pays GSAM a monthly fee at an annual rate of each Portfolio's average daily net assets as follows:

                                                          FISCAL YEAR ENDED
                                         CONTRACTUAL RATE DECEMBER 31, 1996
                                         ---------------- -----------------
       Prime Obligations Portfolio             .35%             .35%
       Money Market Portfolio                  .35%             .30%
       Treasury Obligations Portfolio          .35%             .35%
       Treasury Instruments Portfolio          .35%             .15%
       Government Portfolio                    .35%             .35%
       Federal Portfolio                       .35%             .20%
       Tax-Exempt Diversified Portfolio        .35%             .25%
       Tax-Exempt California Portfolio         .35%             .35%
       Tax-Exempt New York Portfolio           .35%             .26%

  The difference, if any, between the stated advisory fee and the actual fee paid by the Portfolios reflects the fact that GSAM did not charge the full amount of the advisory fees to which it would have been entitled.

  GSAM has agreed to reduce or otherwise limit the daily expenses of each Portfolio (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraor-dinary expenses) on an annualized basis to .43% of the average daily net as-sets of the Portfolio less the effect of fee reductions, if any. Such reduc-tions or limits, if any, are calculated monthly on a cumulative basis. Any such reductions or limits may be discontinued or modified only with the ex-press approval of the Trustees. In addition, with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, GSAM has voluntarily agreed to reduce or limit each Portfolio's annual total operating expenses (excluding fees payable to Service Organizations, as de-fined herein) to .37%, .22%, .27%, .32% and .33% respectively, of average daily net assets and for each other Portfolio to .42% of average daily net as-sets. GSAM has no current intention to but may in the future discontinue or modify any of such limitations at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of units of each Portfolio pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of units of each Portfolio upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Portfolio. For the transfer agency services, Goldman Sachs re-ceives .04% (on an annualized basis) of the average daily net assets with re-spect to each Portfolio (other than the Prime Obligations Portfolio). Goldman Sachs is entitled to receive a fee from the Prime Obligations Portfolio equal to each classes proportionate share of the total transfer agency fees borne by the Portfolio. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class B shares plus .04% of the av-erage daily net assets of the other classes of the Prime Obligations Portfo-lio.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolios in order to increase the assets of the Portfo-lios. Increasing the Portfolios' assets may enhance investment flexibility and diversification. Goldman Sachs reserves the right to redeem at any time some or all of the Portfolio units acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Portfolios and other unitholders in deciding whether to redeem its units.

                                     TAXES

  Each Portfolio is treated as a separate entity for federal income tax pur-poses, has elected to be treated and intends to continue to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each taxable year. To qualify as such, each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to unitholders. As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its unitholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to unitholders as or-dinary income, except for any "exempt interest dividends" paid by the Tax-Ex-empt Portfolios, as described below. Dividends paid by a Portfolio from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the unitholders have held their units. These tax consequences will apply to distributions of any Portfolio regardless of whether distributions are received in cash or rein-vested in units. Certain distributions paid by the Portfolios in January of a given year will be taxable to unitholders as if received on December 31 of the year in which they are declared. Unitholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of the Tax-Exempt Portfolios that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Portfolios intend to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in unitholders' federal gross income. The Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio also intend to satisfy certain requirements of the Califor-nia and New York City and State personal income tax laws, respectively, so that exempt-interest dividends paid by these Portfolios will generally not be subject to personal income tax of the relevant state (and, in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). Dividends paid by the Tax-Exempt Portfolios from interest on tax-exempt obligations and properly designated by the Portfolio as exempt-interest dividends, including dividends attributable to exempt-interest dividends re-ceived by a Portfolio from other regulated investment companies, will gener-ally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest divi-dends will be considered in computing the corporate federal alternative mini-mum tax, and the extent, if any, to which social security or railroad retire-ment benefits are taxable. Persons who are "substantial users" of facilities financed by certain industrial development or private activity bonds should consult their own tax advisers before purchasing units of these Portfolios. Interest incurred to purchase or carry units of these Portfolios will not be deductible for federal income tax purposes to the extent related to exempt-in-terest dividends paid by the Portfolios and may not be deductible in whole or in part for California or New York City and State income tax purposes.

  Exempt-interest dividends of the Tax-Exempt California and Tax-Exempt New York Portfolios that are derived from interest on California and New York In-struments, respectively, will generally not be subject to the personal income tax of the corresponding state, and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax. Other distributions will gener-ally be taxable to unitholders for these state and city tax purposes.

  Individuals and certain other classes of unitholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other unitholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Portfolios.

  If a Portfolio invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on income earned on such securities and is expected to be unable to pass such taxes through to unitholders, who therefore are not expected to include such taxes in income or be entitled to claim for-eign tax credits or deductions with respect to such taxes.

  In addition to federal taxes, a unitholder may be subject to state, local or foreign taxes on payments received from a Portfolio. A state income (and pos-sibly local income and/or intangible property) tax exemption is generally available to the extent a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt munici-pal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for hold-ings of such obligations and/or reporting requirements are satisfied. Unitholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Portfolio is determined as of the close of regu-lar trading on the New York Stock Exchange (normally 4:00 P.M. New York time) on each Business Day. Net asset value per unit for each class of units of each Portfolio is calculated by determining the amount of net assets attributable to each class of units and dividing by the number of units for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, the Treasury Instruments and Federal Portfolios will cease, and each other Portfolio re-serves the right to cease, accepting purchase and redemption orders for same Business Day credit at the time the PSA recommends that the securities markets close. On days any Portfolio closes early, purchase and redemption orders re-ceived after the PSA recommended closing time will be credited to the next Business Day. In addition, each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for same Busi-ness Day credit as permitted by the SEC.

  Each Portfolio seeks to maintain a net asset value of $1.00 per unit. In this connection, each Portfolio values its portfolio securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to matu-rity of any discount or premium, regardless of the impact of fluctuating in-terest rates on the market value of the instrument. For a more complete de-scription of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Statement of Additional Information. There can be no assurance that a Portfolio will be able at all times to main-tain a net asset value per unit of $1.00.

                               YIELD INFORMATION

  From time to time, each Portfolio may advertise its yield, effective yield and average total return. Average annual total return is determined by comput-ing the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Portfolio may furnish total return calcu-lations based on a cumulative, average, year-by-year or other basis for vari-ous specified periods by means of quotations, charts, graphs or schedules. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the adver-tisement). This income is then annualized; that is, the amount of income gen-erated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The ef-fective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Portfolios and the Federal and Treasury Instruments Portfo-lios may each also quote tax-equivalent yield. Each Portfolio's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent (which, in the case of the Tax-Exempt California combines federal and state taxes, in the case of Tax-Exempt New York Portfolio, combines federal, state and city taxes, and in the case of the Federal and Treasury Instruments Port-folios assumes a level of state taxes) of the Portfolio's yield, assuming cer-tain tax brackets for a unitholder.

  Investors should note that the investment results of a Portfolio are based on historical performance and will fluctuate over time. Any presentation of a Portfolio's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an invest-ment may earn or what a Portfolio's total return, yield, effective yield or tax-equivalent yield may be in any future period. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of units in existence. Because each such class of units is subject to different expenses, the total return and net yield of such classes of a Portfolio for the same period may differ. See "Organization and Units of the Portfolios" below.

                   ORGANIZATION AND UNITS OF THE PORTFOLIOS

  Each Portfolio is a series of the Goldman Sachs Trust, which was formed un-der the laws of the State of Delaware on January 28, 1997. The Funds were for-merly series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify units of beneficial interest in separate series, without further action by unitholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of units into one or more classes. (Institutions that provide services to holders of ILA Ad-ministration or ILA Service Units are referred to in this Prospectus as "Serv-ice Organizations").

  When issued, units are fully paid and nonassessable. In the event of liqui-dation, unitholders are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such unitholders. All units are freely transferable and have no preemptive, subscription or conversion rights. Unitholders are entitled to one vote per unit, provided that, at the option of the Trustees, unitholders will be entitled to a number of votes based upon the net asset values represented by their unitholders.

  Units of a Portfolio will be voted separately by Portfolio with respect to matters pertaining to that Portfolio except for the election of Trustees and ratification of independent accountants. For example, unitholders of each Portfolio are required to approve the adoption of any investment advisory agreement relating to that Portfolio and any changes in fundamental investment restrictions or policies of such Portfolio. Approval by the unitholders of one Portfolio is effective only as to that Portfolio.

  As of April 1, 1997, Bank of New York, 48 Wall Street, New York, NY 10286, owned of record 32.49% of the outstanding units of Treasury Instruments Port-folio.

  The Trust does not intend to hold annual meetings of unitholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the units outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of unitholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other unitholders in connection with requiring a special meeting of unitholders. The Trustees will call a special meeting of unitholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by unitholders.

                                ADMINISTRATION

  Each Portfolio has adopted an Administration Plan with respect to the ILA Administration Units which authorizes it to compensate certain institutions for providing account administration services to their customers who are bene-ficial owners of such Units (each a "Service Organization"). Each Portfolio will enter into agreements with Service Organizations which purchase ILA Ad-ministration Units on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organization in an amount up to .15% (on an annualized basis) of the average daily net as-sets of the ILA Administration Units of that Portfolio attributable to or held in the name of the Service Organization for its customers. The services pro-vided by a Service Organization may include acting, directly or through an agent, as the sole unitholder of record, maintaining account records for its customers, and processing orders to purchase, redeem and exchange ILA Adminis-tration Units for its customers. In addition, GSAM, at its own expense, may pay a Service Organization compensation equal on an annual basis up to .10% of the average daily net asset value of the ILA Administration Units attributable to or held of record by such Service Organization for providing certain addi-tional services to its customers. Such compensation will not represent an ad-ditional expense to a Portfolio or its unitholders, since it will be paid from the assets of GSAM.

  For the fiscal year ended December 31, 1996, the Trust, on behalf of each Portfolio, paid Service Organizations fees at the annual rate of .15% of each Portfolio's average daily net assets attributable to ILA Administration Units.

  Holders of ILA Administration Units of a Portfolio will bear all expenses and fees paid to Service Organizations with respect to such Units as well as any other expenses which are directly attributable to such Units.

  Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Administration Units in connection with their cus-tomer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Portfolio.

  All inquiries of beneficial owners of ILA Administration Units of the Port-folios should be directed to such owners' Service Organization.

                               PURCHASE OF UNITS

  It is expected that all direct purchasers of ILA Administration Units will be Service Organizations or their nominees, which may purchase ILA Administra-tion Units of the Portfolios through Goldman Sachs. Customers of Service Orga-nizations may invest in such Units only through their Service Organizations.

  As set forth below, ILA Administration Units of the Portfolios may be pur-chased on any Business Day at the net asset value next determined after re-ceipt from the Service Organization of both the purchase order and the pur-chase amount in federal funds. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring federal funds to The Northern Trust Company ("Northern"), Chicago, Illinois, as subcustodian for State Street Bank and Trust Company ("State Street").

  Purchases of ILA Administration Units may also be made by a Service Organi-zation by delivering a Federal Reserve draft or check (except that a third party check will not be accepted) payable only to the appropriate Portfolio and drawn on a U.S. bank to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two Business Days after receipt. ILA Administration Units purchased by check may not be redeemed until the check has cleared, as described under "Redemp-tion of Units."

  Purchases of units of any Portfolio may also be made through an Automated Clearing House ("ACH") transfer to Goldman Sachs Trust c/o Northern, as subcustodian for State Street. Purchase orders are effected at the net asset value next determined after receipt of both the purchase order and the pur-chase amount in federal funds. It is expected that ACH transfers will ordinar-ily be converted to federal funds on the Business Day following receipt of the ACH transfer.

  ILA Administration Units of each Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends on ILA Adminis-tration Units purchased as follows:

-------------------------------------------------------------------------------

       IF ORDER IS RECEIVED FROM A
                 SERVICE
      ORGANIZATION BY GOLDMAN SACHS                                    DIVIDENDS BEGIN
      --------------------------------                                -----------------
  (1) In the case of the Taxable and Tax-Advantaged Portfolios

         By:      3:00 p.m.-N.Y. time                                 Same Business Day
---------------------------------------------------------------------------------------
      After:      3:00 p.m.-N.Y. time                                 Next Business Day
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  (2) In the case of the Tax-Exempt Portfolios

         By:      1:00 p.m.-N.Y. time                                 Same Business Day
---------------------------------------------------------------------------------------
      After:      1:00 p.m.-N.Y. time                                 Next Business Day
---------------------------------------------------------------------------------------

  The Service Organizations are responsible for timely transmittal of purchase orders to Goldman Sachs and federal funds to Northern. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and federal funds must be received by them.

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  ILA Administration Units of the Portfolios are purchased at the net asset value per unit without the imposition of a sales charge. Goldman Sachs, as each Portfolio's transfer agent, will maintain a complete record of transac-tions and ILA Administration Units held in each record holder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The Trust does not have any minimum purchase or account requirements with respect to ILA Administration Units. However, a Service Organization may im-pose a minimum amount for initial and subsequent investments in ILA Administration Units of the Portfolios, and may establish other re-quirements such as a minimum account balance. A Service Organization may ef-fect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges. A Service Organization may purchase ILA Administration Units in con-nection with sweep account programs.

                            REPORTS TO UNITHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semiannual report to record holders of ILA Administration Units of each Portfolio, including Service Organizations who hold such Units for the benefit of their customers. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by the Portfolios are also reflected in regular statements issued by Goldman Sachs to unitholders of record. Service Organizations will be respon-sible for providing similar services to their own customers who are the bene-ficial owners of such Units.

                                 DISTRIBUTIONS

  All or substantially all of each Portfolio's net investment income will be declared daily (as of 4:00 p.m. New York time) as a dividend and distributed to Service Organizations monthly. Distributions will be made in additional ILA Administration Units of the same Portfolio or, at the election of a Service Organization, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed by a Service Organization at any time upon written notice to Goldman Sachs. If no election is made, all dividends and capital gain distributions will be reinvested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code and may be reflected in a Portfolio's daily distributions. Each Portfolio may dis-tribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per unit.

  A Portfolio's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Port-folio from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Portfolio, including a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  ILA Administration Units of each Portfolio may be exchanged by Service Orga-nizations for units of the corresponding class of any Portfolio or Fund of Goldman Sachs Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower,

Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by calling Goldman Sachs at 800-621-2550. All telephone exchanges must be registered in the same name(s) and with the same address as are registered in the Portfolio from which the exchange is being made. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Units" to confirm that such instructions are genu-ine. Exchanges are available only in states where the exchange may legally be made. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice.

                              REDEMPTION OF UNITS

HOW TO REDEEM

  Customers of Service Organizations may redeem ILA Administration Units of a Portfolio through their respective Service Organizations. The Service Organi-zations are responsible for the transmittal of redemption requests by their customers to Goldman Sachs. In order to facilitate timely transmittal of redemption requests, Service Organizations have established procedures by which redemption requests must be made and times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

  A Service Organization may redeem such Units without charge upon request on any Business Day at the net asset value next determined after receipt by Goldman Sachs of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. A Service Organization may request re-demptions by telephone only if the optional telephone redemption privilege has been elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implement-ed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by tele-phone. A redemption may also be made with respect to certain Portfolios by means of the check redemption privilege described below. Goldman Sachs re-serves the right to redeem accounts with balances below $500.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemption request has been properly authorized. A redemption re-quest will not be considered to have been received in proper form until such additional documentation has been submitted to Goldman Sachs by the Service Organization. The payment of redemption proceeds for ILA Administration Units recently purchased by check will be delayed for up to 15 days until the check has cleared.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the record holder of ILA Administration Units.

------------------------------------------------------------------------------
           REDEMPTION REQUEST
            RECEIVED FROM A              REDEMPTION
          SERVICE ORGANIZATION            PROCEEDS
            BY GOLDMAN SACHS             ORDINARILY            DIVIDENDS
   ------------------------------------  ----------      ---------------------
  (1) In the case of the Taxable and Tax-Advantaged Portfolios

      By:    3:00 p.m.-N.Y. time         Wired Same        Not earned on Day
                                          Business        request is received
                                             Day
------------------------------------------------------------------------------
   After:    3:00 p.m.-N.Y. time         Wired Next          Earned on Day
                                          Business        request is received
                                             Day
------------------------------------------------------------------------------
  (2) In the case of the Tax-Exempt Portfolios

      By:    12:00 noon-N.Y. time        Wired Same        Not earned on Day
                                          Business        request is received
                                             Day
------------------------------------------------------------------------------
   After:    12:00 noon-N.Y. time        Wired Next          Earned on Day
                                          Business        request is received
                                             Day
------------------------------------------------------------------------------

  The Portfolios will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the Service Organization's bank account designated in the Account Information Form. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after receipt of the Service Organization's properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of intermediaries or the ILA Administration Unitholder's Service Organization in the transfer process. If a problem with such performance arises, the ILA Administration Unitholder should deal directly with such intermediaries or Service Organization.

CHECK REDEMPTION PRIVILEGE

  A Service Organization may elect to have a special account with State Street for the purpose of redeeming ILA Administration Units from its account in a Portfolio by check. When State Street receives a completed signature card and authorization form, the Service Organization will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional ILA Administration Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the Service Organization by State Street.

  The check redemption privilege enables a Service Organization to receive the dividends declared on the ILA Administration Units to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of ILA Administration Units held in the Service Organization's account, the check will be returned unpaid, and the Service Organization may be subject to extra charges.

  Goldman Sachs reserves the right to impose conditions on, limit the avail-ability of or terminate the check redemption privilege at any time with re-spect to a particular Service Organization or all Service Organizations in general. The Trust and State Street reserve the right at any time to suspend redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Portfolios.

                               ----------------

                                   APPENDIX

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Trust with your correct Social Secu-rity or other Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the certification section of the Account Information Form could result in withholding of 31% by the Trust for the federal backup withholding tax on distributions, redemptions, ex-changes and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Reve-nue Service (IRS). Backup withholding could apply to payments relating to your account prior to the Trust's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account estab-lished under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup with-holding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such with-holding should cease, you must cross out item (2) in the certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securi-ties and commodities dealers and others.

  If you are a nonresident alien or foreign entity you must provide a com-pleted Form W-8 to the Trust in order to avoid backup withholding on certain payments. Other payments to you may be subject to non-resident alien withhold-ing of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS
ILA ADMINISTRATION UNITS
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-621-2550

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Unitholder and Portfolio Expenses..........................................   2
Financial Highlights.......................................................   4
An Introduction to the Portfolios..........................................  14
Investment Policies Matrix.................................................  16
Description of Securities and Investment Techniques........................  18
Investment Limitations.....................................................  26
Management.................................................................  27
Taxes......................................................................  28
Net Asset Value............................................................  29
Yield Information..........................................................  30
Organization and Units of the Portfolios...................................  31
Administration.............................................................  32
Purchase of Units..........................................................  32
Reports to Unitholders.....................................................  34
Distributions..............................................................  34
Exchanges..................................................................  34
Redemption of Units........................................................  35
Appendix................................................................... A-1



ILAPROADMM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS

                  GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS

                           ILA ADMINISTRATION UNITS


                                  -----------

                                  PROSPECTUS

                                  -----------

                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS
                  GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS
                               ILA SERVICE UNITS
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is a no-load, open-end, management investment company (a "mutual fund") which includes the Goldman Sachs-- Institutional Liquid Assets portfolios (the "Portfolios"). This Prospectus relates only to the offering of ILA Service shares of beneficial interest ("ILA Service Units") of the Portfolios. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Portfolio's investment adviser. Goldman, Sachs & Co. serves as each Portfolio's distributor and transfer agent.
  The following Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. These Portfolios may invest in diversified portfolios of the following types of instruments:
  Prime Obligations Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.
  Money Market Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obligations of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign governments, states, municipalities and other entities, and repurchase agreements.
  Treasury Obligations Portfolio. Securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities.
  Treasury Instruments Portfolio. Securities issued or guaranteed by the U.S. Treasury, the interest income from which is generally exempt from state income taxation.
  Government Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, and repurchase agreements relating to such securities.
  Federal Portfolio. Securities of the U.S. Government and certain of its agencies, authorities and instrumentalities, the interest income from which is generally exempt from state income taxation.
  The following Portfolios seek to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio, exempt from California state and New York state and city personal income taxes, respectively, by investing primarily in municipal instruments. The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in securities issued by or on behalf of California and New York municipal issuers and therefore investment in such Portfolios may be riskier than other types of money market funds. These Portfolios may invest in the following types of instruments:
  Tax-Exempt Diversified Portfolio. A diversified portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia.
  Tax-Exempt California Portfolio. A non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal and California state income taxes.
  Tax-Exempt New York Portfolio. A non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of New York and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal, New York State and New York City personal income taxes.
  AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION............ Goldman Sachs Funds--Toll Free: 800-621-2550

This Prospectus provides you with information about the Portfolios that you should know before investing in ILA Service Units. It should be read and retained for future reference. If you would like more detailed information, the Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time, is available upon request without charge from Service Organizations, as defined herein, or by calling the telephone number listed above or by writing Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all Portfolios are available in certain states. Please call the phone number listed above to determine availability in your state. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional
Information and other information regarding the Trust.
-------------------------------------------------------------------------------
ILA SERVICE UNITS OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                  The date of this Prospectus is May 1, 1997.

                       UNITHOLDER AND PORTFOLIO EXPENSES
                               ILA SERVICE UNITS

                                                                                          TAX-        TAX-      TAX-
                       PRIME      MONEY    TREASURY    TREASURY                          EXEMPT      EXEMPT    EXEMPT
                    OBLIGATIONS  MARKET   OBLIGATIONS INSTRUMENTS GOVERNMENT  FEDERAL  DIVERSIFIED CALIFORNIA NEW YORK
                     PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
                    ----------- --------- ----------- ----------- ---------- --------- ----------- ---------- ---------
UNITHOLDER
TRANSACTION
EXPENSES
 Maximum Sales
 Charge Imposed on
 Purchases.........    None       None       None        None        None      None       None        None      None
 Sales Charge
 Imposed on
 Reinvested
 Distributions.....    None       None       None        None        None      None       None        None      None
 Deferred Sales
 Load Imposed on
 Redemptions.......    None       None       None        None        None      None       None        None      None
 Exchange Fee......    None       None       None        None        None      None       None        None      None
ANNUAL OPERATING
EXPENSES (1)
 (as a percentage
 of average daily
 net assets)
 Management Fees
 (after
 limitations) (2)..    0.35%      0.31%      0.35%       0.16%       0.35%     0.21%      0.26%       0.35%     0.27%
 Other Expenses
  Service Fees.....    0.40%      0.40%      0.40%       0.40%       0.40%     0.40%      0.40%       0.40%     0.40%
  Other Expenses
  (after expense
  limitation) (3)..    0.07%      0.06%      0.07%       0.06%       0.07%     0.06%      0.06%       0.07%     0.06%
                       ----       ----       ----        ----        ----      ----       ----        ----      ----
TOTAL OPERATING
EXPENSES (4).......    0.82%      0.77%      0.82%       0.62%       0.82%     0.67%      0.72%       0.82%     0.73%
                       ====       ====       ====        ====        ====      ====       ====        ====      ====

EXAMPLE OF EXPENSES

  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Prime Obligations Portfolio................   $8     $26     $46     $101
     Money Market Portfolio.....................   $8     $25     $43     $ 95
     Treasury Obligations Portfolio.............   $8     $26     $46     $101
     Treasury Instruments Portfolio.............   $6     $20     $35     $ 77
     Government Portfolio.......................   $8     $26     $46     $101
     Federal Portfolio..........................   $7     $21     $37     $ 83
     Tax-Exempt Diversified Portfolio...........   $7     $23     $40     $ 89
     Tax-Exempt California Portfolio............   $8     $26     $46     $101
     Tax-Exempt New York Portfolio..............   $7     $23     $41     $ 91

--------
(1) Based on estimated amounts for the current fiscal year.
(2) The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios equal to .04%, .19%, .14%, .09% and .08%, respectively. Without such limitation, management fees for each Portfolio would be 0.35%.
(3) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, fees payable to Service Organizations, as defined herein, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.07% of the Prime Obligations, Treasury Obligations, Government and Tax-Exempt California Portfolio's average daily net assets and 0.06% of each other Portfolio's average daily net assets.
(4) Without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Portfolios for the current fiscal year are estimated to be as follows:

                                                         OTHER   TOTAL OPERATING
                                                        EXPENSES    EXPENSES
                                                        -------- ---------------
   Prime Obligations Portfolio.........................  0.08%        0.83%
   Money Market Portfolio..............................  0.08%        0.83%
   Treasury Obligations Portfolio......................  0.08%        0.83%
   Treasury Instruments Portfolio......................  0.08%        0.83%
   Government Portfolio................................  0.09%        0.84%
   Federal Portfolio...................................  0.08%        0.83%
   Tax-Exempt Diversified Portfolio....................  0.06%        0.81%
   Tax-Exempt California Portfolio.....................  0.07%        0.82%
   Tax-Exempt New York Portfolio.......................  0.08%        0.83%

  The information set forth in the foregoing table and hypothetical example relates only to ILA Service Units of the Portfolios. The Portfolios also offer ILA Units, ILA Administration Units and ILA Class B Units (Prime Obligations only). The other classes of the Portfolios are subject to different fees and expenses (which affect performance) and are entitled to different services. Information regarding any other class of the Portfolios may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Service Units in connection with their customers' ac-counts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Na-tional Association of Securities Dealers, Inc.'s rules regarding investment companies. See "Additional Services." Such fees, if any, may affect the return such customers realize with respect to their investments.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear di-rectly or indirectly. The information on fees and expenses included in the ta-ble and the hypothetical example above are based on each Portfolio's estimated fees and expenses and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfo-lio's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a unit (of the class specified) of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Ex-empt New York Portfolios outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to unitholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected Data for a Unit Outstanding Throughout Each Period Prime Obligations Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
----------------
1996-ILA units..    $1.00    $0.0511         --       $0.0511      $(0.0511)     $1.00      5.22%       0.41%        5.11%
1996-ILA Admin-
istration units.     1.00     0.0497         --        0.0497       (0.0497)      1.00      5.06        0.56         4.97
1996-ILA Service
units...........     1.00     0.0474         --        0.0474       (0.0474)      1.00      4.80        0.81         4.74
1996-ILA B
units (b).......     1.00     0.0262         --        0.0262       (0.0262)      1.00      3.97(d)     1.41(d)      4.09(d)
1995-ILA units..     1.00     0.0566         --        0.0566       (0.0566)      1.00      5.79        0.41         5.66
1995-ILA Admin-
istration units.     1.00     0.0551         --        0.0551       (0.0551)      1.00      5.63        0.56         5.51
1995-ILA Service
units...........     1.00     0.0522         --        0.0522       (0.0522)      1.00      5.37        0.81         5.22
1994-ILA units..     1.00     0.0394         --        0.0394       (0.0394)      1.00      4.07        0.40         3.94
1994-ILA Admin-
istration units.     1.00     0.0379         --        0.0379       (0.0379)      1.00      3.91        0.55         3.79
1994-ILA Service
units...........     1.00     0.0365         --        0.0365       (0.0365)      1.00      3.66        0.80         3.65
1993-ILA units..     1.00     0.0291      0.0002       0.0293       (0.0293)      1.00      2.97        0.40         2.91
1993-ILA Admin-
istration units.     1.00     0.0275      0.0003       0.0278       (0.0278)      1.00      2.82        0.55         2.75
1993-ILA Service
units...........     1.00     0.0250      0.0001       0.0251       (0.0252)      1.00      2.56        0.80         2.50
1992-ILA units..     1.00     0.0364      0.0010       0.0374       (0.0374)      1.00      3.75        0.40         3.64
1992-ILA Admin-
istration units.     1.00     0.0339      0.0010       0.0349       (0.0349)      1.00      3.60        0.55         3.39
1992-ILA Service
units...........     1.00     0.0311      0.0010       0.0321       (0.0320)      1.00      3.34        0.80         3.11
1991-ILA units..     1.00     0.0591      0.0003       0.0594       (0.0594)      1.00      6.10        0.40         5.91
1991-ILA Admin-
istration units.     1.00     0.0568      0.0003       0.0571       (0.0571)      1.00      5.94        0.55         5.68
1991-ILA Service
units...........     1.00     0.0558      0.0003       0.0561       (0.0561)      1.00      5.68        0.80         5.58
1990-ILA units..     1.00     0.0793         --        0.0793       (0.0793)      1.00      8.21        0.38         7.93
1990-ILA Admin-
istration
units (c).......     1.00     0.0438         --        0.0438       (0.0438)      1.00      7.81(d)     0.55(d)      7.62(d)
1990-ILA Service
units (c).......     1.00     0.0425         --        0.0425       (0.0425)      1.00      7.56(d)     0.80(d)      7.25(d)
1989-ILA units..     1.00     0.0890         --        0.0890       (0.0890)      1.00      9.27        0.40         8.90
1988-ILA units..     1.00     0.0714         --        0.0714       (0.0714)      1.00      7.48        0.40         7.14
1987-ILA units..     1.00     0.0634         --        0.0634       (0.0634)      1.00      6.50        0.40         6.34
                                 RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF    EXPENSES     INCOME TO
                    PERIOD    TO AVERAGE  AVERAGE NET
                  (IN 000'S)  NET ASSETS     ASSETS
          ------------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
-----------------
1996-ILA units..  $1,154,787     0.43%        5.09%
1996-ILA Admin-
istration units.      23,738     0.58         4.95
1996-ILA Service
units...........      84,707     0.83         4.72
1996-ILA B
units (b).......         346     1.43(d)      4.07(d)
1995-ILA units..   1,261,251     0.43         5.64
1995-ILA Admin-
istration units.      63,018     0.58         5.49
1995-ILA Service
units...........     227,233     0.83         5.20
1994-ILA units..   1,963,846     0.42         3.92
1994-ILA Admin-
istration units.     149,234     0.57         3.77
1994-ILA Service
units...........     170,453     0.82         3.63
1993-ILA units..   2,332,771     0.42         2.89
1993-ILA Admin-
istration units.     189,431     0.57         2.73
1993-ILA Service
units...........     137,804     0.82         2.48
1992-ILA units..   3,444,591     0.42         3.62
1992-ILA Admin-
istration units.     257,321     0.57         3.37
1992-ILA Service
units...........      22,044     0.82         3.09
1991-ILA units..   3,531,736     0.42         5.89
1991-ILA Admin-
istration units.     198,417     0.57         5.66
1991-ILA Service
units...........      18,789     0.82         5.56
1990-ILA units..   2,833,541     0.38         7.93
1990-ILA Admin-
istration
units (c).......     209,272     0.55(d)      7.62(d)
1990-ILA Service
units (c).......      19,039     0.80(d)      7.25(d)
1989-ILA units..   3,761,964     0.40         8.90
1988-ILA units..   3,799,628     0.40         7.14
1987-ILA units..   5,814,280     0.40         6.34

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b)ILA Class B unit activity commenced during May of 1996.
(c)ILA Administration and Service unit activity commenced during June of 1990.
(d)Annualized.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Money Market Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                                                                                                 RATIO OF NET
                  NET ASSET            NET REALIZED    TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
                --------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0515     $0.0001      $0.0516      $(0.0516)     $1.00      5.27%       0.36%        5.15%
1996-ILA Admin-
istration units.     1.00     0.0500      0.0001       0.0501       (0.0501)      1.00      5.12        0.51         5.00
1996-ILA Service
units...........     1.00     0.0475      0.0001       0.0476       (0.0476)      1.00      4.86        0.76         4.75
1995-ILA units..     1.00     0.0571         --        0.0571       (0.0571)      1.00      5.85        0.36         5.71
1995-ILA Admin-
istration units.     1.00     0.0555         --        0.0555       (0.0555)      1.00      5.69        0.51         5.55
1995-ILA Service
units...........     1.00     0.0529         --        0.0529       (0.0529)      1.00      5.43        0.76         5.29
1994-ILA units..     1.00     0.0401         --        0.0401       (0.0401)      1.00      4.13        0.35         4.01
1994-ILA Admin-
istration units.     1.00     0.0388         --        0.0388       (0.0388)      1.00      3.98        0.50         3.88
1994-ILA Service
units...........     1.00     0.0364         --        0.0364       (0.0364)      1.00      3.72        0.75         3.61
1993-ILA units..     1.00     0.0296      0.0003       0.0299       (0.0299)      1.00      3.03        0.35         2.96
1993-ILA Admin-
istration units.     1.00     0.0281      0.0003       0.0284       (0.0284)      1.00      2.88        0.50         2.81
1993-ILA Service
units...........     1.00     0.0257      0.0002       0.0259       (0.0259)      1.00      2.62        0.75         2.57
1992-ILA units..     1.00     0.0368      0.0004       0.0372       (0.0372)      1.00      3.76        0.35         3.68
1992-ILA Admin-
istration units.     1.00     0.0356      0.0004       0.0360       (0.0360)      1.00      3.61        0.50         3.56
1992-ILA Service
units...........     1.00     0.0358      0.0006       0.0364       (0.0364)      1.00      3.35        0.75         3.58
1991-ILA units..     1.00     0.0591      0.0004       0.0595       (0.0595)      1.00      6.12        0.35         5.91
1991-ILA Admin-
istration units.     1.00     0.0574      0.0004       0.0578       (0.0578)      1.00      5.96        0.50         5.74
1991-ILA Service
units...........     1.00     0.0547      0.0004       0.0551       (0.0551)      1.00      5.70        0.75         5.47
1990-ILA units..     1.00     0.0793      0.0001       0.0794       (0.0794)      1.00      8.24        0.35         7.93
1990-ILA Admin-
istration
units (c).......     1.00     0.0424      0.0001       0.0425       (0.0425)      1.00      7.86(b)     0.50(b)      7.63(b)
1990-ILA Service
units (c).......     1.00     0.0438         --        0.0438       (0.0438)      1.00      7.61(b)     0.75(b)      7.46(b)
1989-ILA units..     1.00     0.0885      0.0001       0.0886       (0.0886)      1.00      9.31        0.35         8.85
1988-ILA units..     1.00     0.0751         --        0.0751       (0.0751)      1.00      7.66        0.27         7.51
FOR THE PERIOD DECEMBER 2, 1987 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
------------------------------------------------------------
1987-ILA units..     1.00     0.0063         --        0.0063       (0.0063)      1.00      7.38(b)     0.15(b)      7.62(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
                --------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..  $ 703,097      0.43%        5.08%
1996-ILA Admin-
istration units.    257,258      0.58         4.93
1996-ILA Service
units...........     28,845      0.83         4.68
1995-ILA units..    574,155      0.42         5.65
1995-ILA Admin-
istration units.    164,422      0.57         5.49
1995-ILA Service
units...........     23,080      0.82         5.23
1994-ILA units..    559,470      0.43         3.93
1994-ILA Admin-
istration units.    145,867      0.58         3.80
1994-ILA Service
units...........     21,862      0.83         3.53
1993-ILA units..    699,604      0.43         2.88
1993-ILA Admin-
istration units.    150,452      0.58         2.73
1993-ILA Service
units...........     11,166      0.83         2.49
1992-ILA units..    884,571      0.43         3.60
1992-ILA Admin-
istration units.    187,445      0.58         3.48
1992-ILA Service
units...........     15,114      0.83         3.50
1991-ILA units..  1,153,191      0.42         5.84
1991-ILA Admin-
istration units.    210,330      0.57         5.67
1991-ILA Service
units...........     56,586      0.82         5.40
1990-ILA units..    924,141      0.40         7.88
1990-ILA Admin-
istration
units (c).......    204,477      0.55(b)      7.58(b)
1990-ILA Service
units (c).......     38,128      0.80(b)      7.41(b)
1989-ILA units..  1,295,389      0.40         8.80
1988-ILA units..    701,105      0.40         7.38
FOR THE PERIOD DECEMBER 2, 1987 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
------------------------------------------------------------
1987-ILA units..    183,633      0.40(b)      7.37(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during June of 1990.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Government Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN(A)     ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0504     $0.0001      $0.0505      $(0.0504)     $1.00     5.15%        0.41%        5.04%
1996-ILA Admin-
istration units.     1.00     0.0489      0.0001       0.0490       (0.0489)      1.00     4.99         0.56         4.89
1996-ILA Service
units...........     1.00     0.0463      0.0001       0.0464       (0.0463)      1.00     4.73         0.81         4.63
1995-ILA units..     1.00     0.0562      0.0002       0.0564       (0.0564)      1.00     5.77         0.41         5.62
1995-ILA Admin-
istration units.     1.00     0.0549      0.0002       0.0551       (0.0551)      1.00     5.62         0.56         5.49
1995-ILA Service
units...........     1.00     0.0519      0.0002       0.0521       (0.0521)      1.00     5.35         0.81         5.19
1994-ILA units..     1.00     0.0378      0.0002       0.0380       (0.0380)      1.00     3.94         0.40         3.78
1994-ILA Admin-
istration units.     1.00     0.0362      0.0002       0.0364       (0.0364)      1.00     3.79         0.55         3.62
1994-ILA Service
units...........     1.00     0.0350      0.0002       0.0352       (0.0352)      1.00     3.53         0.80         3.50
1993-ILA units..     1.00     0.0282      0.0008       0.0290       (0.0291)      1.00     2.94         0.40         2.82
1993-ILA Admin-
istration units.     1.00     0.0267      0.0008       0.0275       (0.0276)      1.00     2.79         0.55         2.67
1993-ILA Service
units...........     1.00     0.0242      0.0006       0.0248       (0.0250)      1.00     2.53         0.80         2.42
1992-ILA units..     1.00     0.0338      0.0027       0.0365       (0.0364)      1.00     3.70         0.40         3.38
1992-ILA Admin-
istration units.     1.00     0.0325      0.0027       0.0352       (0.0351)      1.00     3.55         0.55         3.25
1992-ILA Service
units...........     1.00     0.0309      0.0030       0.0339       (0.0336)      1.00     3.29         0.80         3.09
1991-ILA units..     1.00     0.0567      0.0011       0.0578       (0.0578)      1.00     5.91         0.40         5.67
1991-ILA Admin-
istration units.     1.00     0.0545      0.0011       0.0556       (0.0556)      1.00     5.75         0.55         5.45
1991-ILA Service
units...........     1.00     0.0522      0.0011       0.0533       (0.0533)      1.00     5.49         0.80         5.22
1990-ILA units..     1.00     0.0779      0.0003       0.0782       (0.0782)      1.00     8.11         0.39         7.79
1990-ILA Admin-
istration units
(c).............     1.00     0.0439      0.0004       0.0443       (0.0443)      1.00     7.74(b)      0.55(b)      7.49(b)
1990-ILA Service
units (c).......     1.00     0.0359      0.0002       0.0361       (0.0363)      1.00     7.42(b)      0.80(b)      7.15(b)
1989-ILA units..     1.00     0.0877      0.0001       0.0878       (0.0878)      1.00     9.15         0.40         8.77
1988-ILA units..     1.00     0.0716      0.0002       0.0718       (0.0718)      1.00     7.42         0.40         7.16
1987-ILA units..     1.00     0.0622      0.0001       0.0623       (0.0624)      1.00     6.43         0.40         6.22
                                 RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
           ----------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..  $  694,651     0.44%        5.01%
1996-ILA Admin-
istration units.      36,055     0.59         4.86
1996-ILA Service
units...........      94,228     0.84         4.60
1995-ILA units..     570,469     0.43         5.60
1995-ILA Admin-
istration units.      47,558     0.58         5.47
1995-ILA Service
units...........      85,401     0.83         5.17
1994-ILA units..     881,520     0.44         3.74
1994-ILA Admin-
istration units.      95,483     0.59         3.58
1994-ILA Service
units...........     156,930     0.84         3.46
1993-ILA units..   1,315,378     0.43         2.79
1993-ILA Admin-
istration units.     161,845     0.58         2.64
1993-ILA Service
units...........     101,272     0.83         2.39
1992-ILA units..   1,785,472     0.42         3.36
1992-ILA Admin-
istration units.     461,542     0.57         3.23
1992-ILA Service
units...........      56,389     0.82         3.07
1991-ILA units..   2,103,627     0.43         5.64
1991-ILA Admin-
istration units.     464,060     0.58         5.42
1991-ILA Service
units...........     200,176     0.83         5.19
1990-ILA units..   2,203,756     0.39         7.79
1990-ILA Admin-
istration units
(c).............     296,313     0.55(b)      7.49(b)
1990-ILA Service
units (c).......     132,888     0.80(b)      7.15(b)
1989-ILA units..   2,268,330     0.40         8.77
1988-ILA units..   2,197,796     0.40         7.16
1987-ILA units..   2,243,870     0.40         6.22

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c)ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET
                  NET ASSET              REALIZED      TOTAL
                  VALUE AT     NET       GAIN ON    INCOME FROM
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0498     $0.0002      $0.0500
1996-ILA Admin-
istration units.     1.00     0.0483      0.0003       0.0486
1996-ILA Service
units...........     1.00     0.0459      0.0001       0.0460
1995-ILA units..     1.00     0.0551      0.0007       0.0558
1995-ILA Admin-
istration units.     1.00     0.0537      0.0007       0.0544
1995-ILA Service
units...........     1.00     0.0511      0.0007       0.0518
1994-ILA units..     1.00     0.0377         --        0.0377
1994-ILA Admin-
istration units.     1.00     0.0368         --        0.0368
1994-ILA Service
units...........     1.00     0.0340         --        0.0340
1993-ILA units..     1.00     0.0279      0.0006       0.0285
1993-ILA Admin-
istration units.     1.00     0.0264      0.0006       0.0270
1993-ILA Service
units...........     1.00     0.0239      0.0006       0.0245
1992-ILA units..     1.00     0.0339      0.0025       0.0364
1992-ILA Admin-
istration units.     1.00     0.0320      0.0023       0.0343
1992-ILA Service
units...........     1.00     0.0294      0.0024       0.0318
1991-ILA units..     1.00     0.0557      0.0018       0.0575
1991-ILA Admin-
istration units.     1.00     0.0540      0.0018       0.0558
1991-ILA Service
units...........     1.00     0.0515      0.0018       0.0533
1990-ILA units..     1.00     0.0772      0.0002       0.0774
1990-ILA Admin-
istration
units (c).......     1.00     0.0413      0.0002       0.0415
1990-ILA Service
units (c).......     1.00     0.0417      0.0003       0.0420
1989-ILA units..     1.00     0.0864      0.0005       0.0869
1988-ILA units..     1.00     0.0704      0.0004       0.0708
1987-ILA units..     1.00     0.0617      0.0002       0.0619
                                                                                               RATIOS ASSUMING NO
                                                                                             WAIVER OF FEES AND NO
                                                                                              EXPENSE LIMITATIONS
                                                                                           -------------------------
                                                                   RATIO OF NET    NET                  RATIO OF NET
                                 NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT  RATIO OF NET  INVESTMENT
                                 VALUE AT             EXPENSES TO   INCOME TO     END OF   EXPENSES TO   INCOME TO
                  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD   AVERAGE NET  AVERAGE NET
                  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)    ASSETS       ASSETS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..     $(0.0500)     $1.00      5.11%       0.41%        4.98%    $ 574,734      0.43%        4.96%
1996-ILA Admin-
istration units.      (0.0486)      1.00      4.95        0.56         4.83       108,850      0.58         4.81
1996-ILA Service
units...........      (0.0460)      1.00      4.69        0.81         4.59       123,483      0.83         4.57
1995-ILA units..      (0.0558)      1.00      5.73        0.41         5.51       711,209      0.43         5.49
1995-ILA Admin-
istration units.      (0.0544)      1.00      5.57        0.56         5.37        92,643      0.58         5.35
1995-ILA Service
units...........      (0.0518)      1.00      5.31        0.81         5.11       119,692      0.83         5.09
1994-ILA units..      (0.0377)      1.00      3.91        0.40         3.77       713,816      0.44         3.73
1994-ILA Admin-
istration units.      (0.0368)      1.00      3.75        0.55         3.68        97,626      0.59         3.64
1994-ILA Service
units...........      (0.0340)      1.00      3.49        0.80         3.40       108,972      0.84         3.35
1993-ILA units..      (0.0286)      1.00      2.89        0.40         2.79       969,565      0.43         2.76
1993-ILA Admin-
istration units.      (0.0270)      1.00      2.74        0.55         2.64       121,327      0.58         2.61
1993-ILA Service
units...........      (0.0246)      1.00      2.48        0.80         2.39       185,506      0.83         2.36
1992-ILA units..      (0.0362)      1.00      3.65        0.40         3.39     1,328,036      0.43         3.36
1992-ILA Admin-
istration units.      (0.0343)      1.00      3.49        0.55         3.20       152,804      0.58         3.17
1992-ILA Service
units...........      (0.0318)      1.00      3.23        0.80         2.94       183,208      0.83         2.91
1991-ILA units..      (0.0575)      1.00      5.90        0.40         5.57     1,709,321      0.43         5.54
1991-ILA Admin-
istration units.      (0.0558)      1.00      5.74        0.55         5.40       146,795      0.58         5.37
1991-ILA Service
units...........      (0.0533)      1.00      5.48        0.80         5.15       154,419      0.83         5.12
1990-ILA units..      (0.0774)      1.00      8.05        0.39         7.72     1,816,991      0.39         7.72
1990-ILA Admin-
istration
units (c).......      (0.0415)      1.00      7.67(b)     0.55(b)      7.42(b)    132,088      0.55(b)      7.42(b)
1990-ILA Service
units (c).......      (0.0421)      1.00      7.42(b)     0.80(b)      7.11(b)    148,323      0.80(b)      7.11(b)
1989-ILA units..      (0.0869)      1.00      9.06        0.40         8.64     1,769,974      0.40         8.64
1988-ILA units..      (0.0708)      1.00      7.30        0.40         7.04     1,657,215      0.40         7.04
1987-ILA units..      (0.0619)      1.00      6.32        0.40         6.17     1,693,767      0.40         6.17

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0496     $0.0004      $0.0500      $(0.0500)     $1.00      5.10%       0.21%        4.96%
1996-ILA Admin-
istration units.     1.00     0.0482      0.0004       0.0486       (0.0486)      1.00      4.95        0.36         4.82
1996-ILA Service
units...........     1.00     0.0456      0.0004       0.0460       (0.0460)      1.00      4.68        0.61         4.56
1995-ILA units..     1.00     0.0550      0.0006       0.0556       (0.0556)      1.00      5.70        0.21         5.50
1995-ILA Admin-
istration units.     1.00     0.0534      0.0007       0.0541       (0.0540)      1.00      5.54        0.36         5.34
1995-ILA Service
units...........     1.00     0.0500      0.0005       0.0505       (0.0505)      1.00      5.28        0.61         5.00
1994-ILA units..     1.00     0.0397      0.0001       0.0398       (0.0398)      1.00      4.01        0.20         3.96
1994-ILA Admin-
istration units.     1.00     0.0397      0.0001       0.0398       (0.0398)      1.00      3.85        0.35         3.97
1994-ILA Service
units...........     1.00     0.0371      0.0001       0.0372       (0.0372)      1.00      3.59        0.60         3.72
1993-ILA units..     1.00     0.0288      0.0006       0.0294       (0.0294)      1.00      2.98        0.20         2.88
1993-ILA Admin-
istration units.     1.00     0.0273      0.0006       0.0279       (0.0279)      1.00      2.83        0.35         2.73
1993-ILA Service
units...........     1.00     0.0248      0.0006       0.0254       (0.0254)      1.00      2.57        0.60         2.48
1992-ILA units..     1.00     0.0338      0.0012       0.0350       (0.0350)      1.00      3.54        0.18         3.38
1992-ILA Admin-
istration units.     1.00     0.0326      0.0012       0.0338       (0.0338)      1.00      3.38        0.33         3.26
1992-ILA Service
units...........     1.00     0.0275      0.0011       0.0286       (0.0286)      1.00      3.13        0.58         2.75
FOR THE PERIOD JANUARY 30, 1991 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1991-ILA units..     1.00     0.0486      0.0013       0.0499       (0.0499)      1.00      5.75(b)     0.10(b)      5.28(b)
1991-ILA Admin-
istration
units (c).......     1.00     0.0210      0.0010       0.0220       (0.0220)      1.00      5.21(b)     0.25(b)      4.77(b)
1991-ILA Service
units (c).......     1.00     0.0473      0.0009       0.0482       (0.0482)      1.00      5.33(b)     0.50(b)      5.13(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..   $708,999      0.43%        4.74%
1996-ILA Admin-
istration units.    137,706      0.58         4.60
1996-ILA Service
units...........    383,901      0.83         4.34
1995-ILA units..    586,294      0.44         5.27
1995-ILA Admin-
istration units.     68,713      0.59         5.11
1995-ILA Service
units...........    123,254      0.84         4.77
1994-ILA units..    547,351      0.43         3.73
1994-ILA Admin-
istration units.     64,388      0.58         3.74
1994-ILA Service
units...........     74,451      0.83         3.49
1993-ILA units..    456,411      0.44         2.64
1993-ILA Admin-
istration units.     26,553      0.59         2.49
1993-ILA Service
units...........     34,014      0.84         2.24
1992-ILA units..    422,506      0.45         3.11
1992-ILA Admin-
istration units.      6,915      0.60         2.99
1992-ILA Service
units...........     29,522      0.85         2.48
FOR THE PERIOD JANUARY 30, 1991 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1991-ILA units..    424,436      0.45(b)      4.93(b)
1991-ILA Admin-
istration
units (c).......     17,649      0.60(b)      4.42(b)
1991-ILA Service
units (c).......      9,430      0.85(b)      4.78(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during July and Jan-uary of 1991, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0513       --         $0.0513      $(0.0513)     $1.00      5.24%       0.26%        5.13%
1996-ILA Admin-
istration units.     1.00     0.0498       --          0.0498       (0.0498)      1.00      5.09        0.41         4.98
1996-ILA Service
units...........     1.00     0.0473       --          0.0473       (0.0473)      1.00      4.83        0.66         4.73
1995-ILA units..     1.00     0.0569       --          0.0569       (0.0569)      1.00      5.83        0.26         5.69
1995-ILA Admin-
istration units.     1.00     0.0550       --          0.0550       (0.0550)      1.00      5.67        0.41         5.50
1995-ILA Service
units...........     1.00     0.0522       --          0.0522       (0.0522)      1.00      5.41        0.66         5.22
1994-ILA units..     1.00     0.0407       --          0.0407       (0.0407)      1.00      4.11        0.25         4.07
1994-ILA Admin-
istration units.     1.00     0.0388       --          0.0388       (0.0388)      1.00      3.95        0.40         3.88
1994-ILA Service
units...........     1.00     0.0392       --          0.0392       (0.0392)      1.00      3.69        0.65         3.92
1993-ILA units..     1.00     0.0296       --          0.0296       (0.0296)      1.00      3.00        0.25         2.96
1993-ILA Admin-
istration units.     1.00     0.0281       --          0.0281       (0.0281)      1.00      2.84        0.40         2.81
1993-ILA Service
units (c).......     1.00     0.0157       --          0.0157       (0.0157)      1.00      2.56(b)     0.65(b)      2.54(b)
1992-ILA units..     1.00     0.0358       --          0.0358       (0.0358)      1.00      3.61        0.25         3.58
1992-ILA Admin-
istration units.     1.00     0.0340       --          0.0340       (0.0340)      1.00      3.46        0.40         3.40
1991-ILA units..     1.00     0.0576       --          0.0576       (0.0576)      1.00      5.94        0.25         5.76
1991-ILA Admin-
istration units.     1.00     0.0542       --          0.0542       (0.0542)      1.00      5.78        0.40         5.42
1991-ILA Service
units (c).......     1.00     0.0196       --          0.0196       (0.0196)      1.00      5.55b)      0.65(b)      5.56(b)
1990-ILA units..     1.00     0.0772       --          0.0772       (0.0772)      1.00      8.06        0.25         7.72
1990-ILA Admin-
istration
units (d).......     1.00     0.0205       --          0.0205       (0.0205)      1.00      7.39(b)     0.40(b)      7.25(b)
FOR THE PERIOD MAY 22, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1989-ILA units..     1.00     0.0516       --          0.0516       (0.0516)      1.00      7.62(b)     0.19(b)      8.41(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $2,303,677     0.43%        4.96%
1996-ILA Admin-
istration units.     794,537     0.58         4.81
1996-ILA Service
units...........     192,416     0.83         4.56
1995-ILA units..   1,731,935     0.42         5.53
1995-ILA Admin-
istration units.     516,917     0.57         5.34
1995-ILA Service
units...........     102,576     0.82         5.06
1994-ILA units..   1,625,567     0.42         3.90
1994-ILA Admin-
istration units.     329,896     0.57         3.71
1994-ILA Service
units...........      15,539     0.82         3.75
1993-ILA units..   1,430,292     0.42         2.79
1993-ILA Admin-
istration units.     362,401     0.57         2.64
1993-ILA Service
units (c).......       1,425     0.82(b)      2.37(b)
1992-ILA units..   1,600,989     0.42         3.41
1992-ILA Admin-
istration units.     312,792     0.57         3.23
1991-ILA units..   1,656,232     0.42         5.59
1991-ILA Admin-
istration units.     291,810     0.57         5.25
1991-ILA Service
units (c).......         --      0.82(b)      5.39(b)
1990-ILA units..   1,368,765     0.40         7.57
1990-ILA Admin-
istration
units (d).......      90,748     0.55(b)      7.10(b)
FOR THE PERIOD MAY 22, 1989 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1989-ILA units..     455,230     0.40(b)      8.20(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Service unit activity commenced during April of 1991; no shares were outstanding during the period from August 7, 1991 through May 15, 1993.
(d)ILA Administration unit activity commenced during September of 1990.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

-------------------------------------------------------------------------------

                              INCOME FROM INVESTMENT OPERATIONS
                            -------------------------------------
                                            NET                                                                    RATIO OF NET
                  NET ASSET               REALIZED       TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET     GAIN (LOSS) ON INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT   INVESTMENT   INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME    TRANSACTIONS  OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0320      $    --       $0.0320      $(0.0320)     $1.00      3.25%       0.31%        3.20%
1996-ILA Admin-
istration units.     1.00     0.0306           --        0.0306       (0.0306)      1.00      3.09        0.46         3.06
1996-ILA Service
units...........     1.00     0.0279           --        0.0279       (0.0279)      1.00      2.84        0.71         2.79
1995-ILA units..     1.00     0.0365           --        0.0365       (0.0365)      1.00      3.72        0.31         3.65
1995-ILA Admin-
istration units.     1.00     0.0351           --        0.0351       (0.0352)      1.00      3.57        0.46         3.51
1995-ILA Service
units...........     1.00     0.0324           --        0.0324       (0.0325)      1.00      3.31        0.71         3.24
1994-ILA units..     1.00     0.0264           --        0.0264       (0.0264)      1.00      2.71        0.30         2.64
1994-ILA Admin-
istration units.     1.00     0.0250           --        0.0250       (0.0250)      1.00      2.55        0.45         2.50
1994-ILA Service
units...........     1.00     0.0220           --        0.0220       (0.0220)      1.00      2.30        0.70         2.20
1993-ILA units..     1.00     0.0222           --        0.0222       (0.0222)      1.00      2.25        0.30         2.22
1993-ILA Admin-
istration units.     1.00     0.0207           --        0.0207       (0.0207)      1.00      2.09        0.45         2.08
1993-ILA Service
units...........     1.00     0.0183           --        0.0183       (0.0183)      1.00      1.84        0.70         1.83
1992-ILA units..     1.00     0.0277           --        0.0277       (0.0277)      1.00      2.82        0.30         2.77
1992-ILA Admin-
istration units.     1.00     0.0266           --        0.0266       (0.0266)      1.00      2.67        0.45         2.66
1992-ILA Service
units...........     1.00     0.0243           --        0.0243       (0.0243)      1.00      2.41        0.70         2.43
1991-ILA units..     1.00     0.0424           --        0.0424       (0.0424)      1.00      4.33        0.32         4.24
1991-ILA Admin-
istration units.     1.00     0.0406           --        0.0406       (0.0406)      1.00      4.17        0.47         4.06
1991-ILA Service
units...........     1.00     0.0386           --        0.0386       (0.0386)      1.00      3.91        0.72         3.86
1990-ILA units..     1.00     0.0550       (0.0001)      0.0549       (0.0549)      1.00      5.64        0.40         5.50
1990-ILA Admin-
istration
units (c).......     1.00     0.0301           --        0.0301       (0.0300)      1.00      5.43(b)     0.55(b)      5.40(b)
1990-ILA Service
units (c).......     1.00     0.0259           --        0.0259       (0.0259)      1.00      5.17(b)     0.80(b)      5.16(b)
1989-ILA units..     1.00     0.0591       (0.0001)      0.0590       (0.0590)      1.00      6.07        0.40         5.91
1988-ILA units..     1.00     0.0487        0.0003       0.0490       (0.0490)      1.00      5.03        0.40         4.87
1987-ILA units..     1.00     0.0413       (0.0003)      0.0410       (0.0410)      1.00      4.23        0.40         4.13
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $1,514,443     0.41%        3.10%
1996-ILA Admin-
istration units.      59,097     0.56         2.96
1996-ILA Service
units...........      28,921     0.81         2.69
1995-ILA units..   1,342,585     0.42         3.54
1995-ILA Admin-
istration units.      48,773     0.57         3.40
1995-ILA Service
units...........      49,647     0.82         3.13
1994-ILA units..   1,434,965     0.41         2.53
1994-ILA Admin-
istration units.      97,778     0.56         2.39
1994-ILA Service
units...........      36,492     0.81         2.09
1993-ILA units..   1,769,477     0.41         2.11
1993-ILA Admin-
istration units.      99,896     0.56         1.97
1993-ILA Service
units...........      45,172     0.81         1.72
1992-ILA units..   1,333,925     0.42         2.65
1992-ILA Admin-
istration units.      50,225     0.57         2.54
1992-ILA Service
units...........      29,534     0.82         2.31
1991-ILA units..   1,044,986     0.42         4.14
1991-ILA Admin-
istration units.      37,567     0.57         3.96
1991-ILA Service
units...........      52,399     0.82         3.76
1990-ILA units..     603,895     0.40         5.50
1990-ILA Admin-
istration
units (c).......      42,498     0.55(b)      5.40(b)
1990-ILA Service
units (c).......      56,810     0.80(b)      5.16(b)
1989-ILA units..     688,556     0.40         5.91
1988-ILA units..     907,782     0.40         4.87
1987-ILA units..     965,714     0.40         4.13

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt California Portfolio

-------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS
                                       ---------------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       LOSS ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0299         --       $0.0299      $(0.0299)     $1.00      3.03%       0.41%        2.99%
1996-ILA Admin-
istration units.     1.00     0.0284         --        0.0284       (0.0284)      1.00      2.88        0.56         2.84
1995-ILA units..     1.00     0.0349         --        0.0349       (0.0350)      1.00      3.55        0.41         3.49
1995-ILA Admin-
istration units.     1.00     0.0332         --        0.0332       (0.0332)      1.00      3.40        0.56         3.32
1994-ILA units..     1.00     0.0250         --        0.0250       (0.0250)      1.00      2.53        0.40         2.50
1994-ILA Admin-
istration units.     1.00     0.0233         --        0.0233       (0.0233)      1.00      2.37        0.55         2.33
1993-ILA units..     1.00     0.0206         --        0.0206       (0.0206)      1.00      2.09        0.40         2.06
1993-ILA Admin-
istration units.     1.00     0.0191         --        0.0191       (0.0191)      1.00      1.93        0.55         1.91
1993-ILA Service
units...........     1.00     0.0166         --        0.0166       (0.0166)      1.00      1.68        0.76         1.66
1992-ILA units..     1.00     0.0256     (0.0001)      0.0255       (0.0256)      1.00      2.62        0.40         2.56
1992-ILA Admin-
istration units.     1.00     0.0235     (0.0002)      0.0233       (0.0235)      1.00      2.47        0.55         2.35
1992-ILA Service
units...........     1.00     0.0081         --        0.0081       (0.0081)      1.00      1.99(b)     0.80(b)      2.03(b)
1991-ILA units..     1.00     0.0388         --        0.0388       (0.0388)      1.00      3.92        0.40         3.88
1991-ILA Admin-
istration units
units...........     1.00     0.0376         --        0.0376       (0.0376)      1.00      3.80        0.55         3.76
1990-ILA units..     1.00     0.0511     (0.0001)      0.0510       (0.0511)      1.00      5.24        0.40         5.11
1990-ILA Admin-
istration
units (c).......     1.00     0.0042         --        0.0042       (0.0042)      1.00      5.14(b)     0.55(b)      5.33(b)
1989-ILA units..     1.00     0.0573     (0.0001)      0.0572       (0.0572)      1.00      5.93        0.40         5.73
FOR THE PERIOD OCTOBER 3, 1988 (COMMENCEMENT OF
OPERATIONS) THROUGH DECEMBER 31,
-----------------------------------------------
1988-ILA units..     1.00     0.0139         --        0.0139       (0.0139)      1.00      5.81(b)     0.24(b)      5.74(b)
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
               ----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..   $440,476      0.42%        2.98%
1996-ILA Admin-
istration units.        142      0.57         2.83
1995-ILA units..    346,728      0.41         3.49
1995-ILA Admin-
istration units.         61      0.56         3.32
1994-ILA units..    227,399      0.41         2.49
1994-ILA Admin-
istration units.        790      0.56         2.32
1993-ILA units..    229,839      0.44         2.02
1993-ILA Admin-
istration units.      1,425      0.59         1.87
1993-ILA Service
units...........        --       0.84         1.54
1992-ILA units..    161,868      0.47         2.49
1992-ILA Admin-
istration units.         31      0.62         2.28
1992-ILA Service
units...........          3      0.87(b)      1.96(b)
1991-ILA units..    102,494      0.47         3.81
1991-ILA Admin-
istration units
units...........         13      0.62         3.69
1990-ILA units..    106,972      0.40         5.11
1990-ILA Admin-
istration
units (c).......         68      0.55(b)      5.33(b)
1989-ILA units..    112,463      0.40         5.73
FOR THE PERIOD OCTOBER 3, 1988 (COMMENCEMENT OF
OPERATIONS) THROUGH DECEMBER 31,
-----------------------------------------------
1988-ILA units..     41,028      0.38(b)      5.60(b)

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during December of 1990 and August of 1992, respectively. No service shares were outstanding for the years ended December 31, 1996, 1995, 1994.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET
                  NET ASSET              REALIZED      TOTAL
                  VALUE AT     NET       LOSS ON    INCOME FROM
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..    $1.00    $0.0301         --       $0.0301
1996-ILA Admin-
istration units.     1.00     0.0288         --        0.0288
1995-ILA units..     1.00     0.0344         --        0.0344
1995-ILA Admin-
istration units.     1.00     0.0328         --        0.0328
1994-ILA units..     1.00     0.0262         --        0.0262
1994-ILA Admin-
istration units.     1.00     0.0247         --        0.0247
1993-ILA units..     1.00     0.0221         --        0.0221
1993-ILA Admin-
istration units.     1.00     0.0205         --        0.0205
1992-ILA units..     1.00     0.0265         --        0.0265
1992-ILA Admin-
istration units.     1.00     0.0253         --        0.0253
FOR THE PERIOD FEBRUARY 15, 1991 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
-------------------------------------------------------------
1991-ILA units..     1.00     0.0347     (0.0002)      0.0345
1991-ILA Admin-
istration
         units (c).......     1.00     0.0330         --        0.0330
                                                                                               RATIOS ASSUMING NO
                                                                                             WAIVER OF FEES AND NO
                                                                                              EXPENSE LIMITATIONS
                                                                                           -------------------------
                                                                   RATIO OF NET    NET                  RATIO OF NET
                                 NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT  RATIO OF NET  INVESTMENT
                                 VALUE AT             EXPENSES TO   INCOME TO     END OF   EXPENSES TO   INCOME TO
                  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD   AVERAGE NET  AVERAGE NET
                  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)    ASSETS       ASSETS
               -----------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
--------------
1996-ILA units..     $(0.0301)     $1.00      3.05%       0.32%        3.01%     $70,175       0.43%        2.90%
1996-ILA Admin-
istration units.      (0.0288)      1.00      2.90        0.47         2.88       44,319       0.58         2.77
1995-ILA units..      (0.0344)      1.00      3.51        0.30         3.44       90,537       0.44         3.30
1995-ILA Admin-
istration units.      (0.0328)      1.00      3.35        0.45         3.28       26,724       0.59         3.14
1994-ILA units..      (0.0262)      1.00      2.56        0.24         2.62       84,517       0.47         2.39
1994-ILA Admin-
istration units.      (0.0247)      1.00      2.41        0.39         2.47       38,970       0.62         2.24
1993-ILA units..      (0.0221)      1.00      2.21        0.10         2.21       48,367       0.51         1.80
1993-ILA Admin-
istration units.      (0.0205)      1.00      2.05        0.25         2.05       20,306       0.66         1.64
1992-ILA units..      (0.0265)      1.00      2.71        0.10         2.65       16,844       0.57         2.18
1992-ILA Admin-
istration units.      (0.0253)      1.00      2.55        0.25         2.53       14,641       0.72         2.06
FOR THE PERIOD FEBRUARY 15, 1991 (COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31,
-------------------------------------------------------------
1991-ILA units..      (0.0347)      1.00      4.02(b)     0.10(b)      3.96(b)    11,070       0.76(b)      3.30(b)
1991-ILA Admin-
istration
units (c).......      (0.0330)      1.00      3.87(b)     0.25(b)      3.90(b)    19,198       0.91(b)      3.24(b)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c)ILA Administration unit activity commenced during February of 1991.

                       AN INTRODUCTION TO THE PORTFOLIOS

  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"). Each Portfolio is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' invest-ment adviser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Portfolios' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE INVESTORS: The Portfolios are designed for investors seeking a high rate of return, a stable net asset value and convenient liquidation privileges. The Portfolios are particularly suitable for banks, corporations and other finan-cial institutions that seek investment of short-term funds for their own ac-counts or for the accounts of their customers.

  THE PORTFOLIOS: Each Portfolio's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Portfolio may invest only in securi-ties that are determined to present minimal credit risk and meet certain other criteria.

    TAXABLE PORTFOLIOS: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.

    TAX-ADVANTAGED PORTFOLIOS: Treasury Instruments and Federal Portfolios.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAXABLE AND TAX-ADVANTAGED
  PORTFOLIOS: To seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by in-vesting exclusively in high quality money market instruments. The Treasury Instruments and Federal Portfolios pursue their objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities (each as defined herein), respectively, the interest from which is generally exempt from state income taxation. Each investor should con-sult his or her tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Portfolio that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in the investor's own state.

    TAX-EXEMPT PORTFOLIOS: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAX-EXEMPT PORTFOLIOS: To seek to provide unitholders, to the extent consistent with the preservation of cap-ital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in Municipal Instruments, as defined herein. In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide unitholders with income exempt from Cali-fornia state and New York state and city personal income taxes, respective-ly.

  NET ASSET VALUE: Each Portfolio seeks to maintain a stable net asset value of $1.00 per unit.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Portfolio may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as de-fined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Portfolios may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has as-signed a rating, by that NRSRO. The Taxable Portfolios will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Portfolio may purchase Second Tier Securi-ties, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                           INVESTMENT POLICIES MATRIX

                                                                                SHORT-TERM
                                                                              OBLIGATIONS OF                     ASSET-BACKED &
                     US          US                                            CORPORATIONS                       RECEIVABLES-
                  TREASURY   GOVERNMENT        BANK           COMMERCIAL         AND OTHER         REPURCHASE        BACKED
   PORTFOLIO     OBLIGATIONS SECURITIES    OBLIGATIONS          PAPER            ENTITIES          AGREEMENTS     SECURITIES+
-------------------------------------------------------------------------------------------------------------------------------
Prime
 Obligations         [_]          [_]           [_]              [_]                [_]                 [_]           [_]
                                         U.S. Banks Only                     U.S. entities only
-------------------------------------------------------------------------------------------------------------------------------
Money Market
                     [_]          [_]           [_]              [_]                [_]                 [_]           [_]
                                         Over 25% of total  U.S. and        U.S. and foreign
                                         assets must be     foreign (US$)   (US$) entities
                                         invested in U.S.   Commercial Paper
                                         and Foreign
                                         (US$) Banks
-------------------------------------------------------------------------------------------------------------------------------
Treasury
 Obligations         [_]                                                                                [_]
-------------------------------------------------------------------------------------------------------------------------------
Treasury
 Instruments         [_]
-------------------------------------------------------------------------------------------------------------------------------
Government           [_]          [_]                                                                   [_]
-------------------------------------------------------------------------------------------------------------------------------
Federal              [_]          [_]
                                                                                                (Does not intend
                                                                                                to invest)
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
 Diversified                                                     [_]
                                                            Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
 California                                                      [_]
                                                            Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt New
 York                                                            [_]
                                                            Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------------
                   FOREIGN
                 GOVERNMENT
                 OBLIGATIONS
   PORTFOLIO        (US$)
-----------------------------
Prime
 Obligations
-----------------------------
Money Market         [_]


-----------------------------
Treasury
 Obligations
-----------------------------
Treasury
 Instruments
-----------------------------
Government
-----------------------------
Federal
-----------------------------
Tax-Exempt
 Diversified
-----------------------------
Tax-Exempt
 California
-----------------------------
Tax-Exempt New
 York
-----------------------------

  Note: See "Description of Securities and Investment Techniques" for a de-scription of, and certain criteria applicable to, each of these categories of investments.
  + To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.


                                                                                          SUMMARY
                                                                                             OF
   TAXABLE              TAX-EXEMPT                  CREDIT     INVESTMENT   UNRATED     TAXATION FOR
  MUNICIPALS            MUNICIPALS                QUALITY****  COMPANIES   SECURITIES  DISTRIBUTIONS*   MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------------
      [_]                                                          [_]         [_]
                                                   First      Up to 10% of            Taxable federal
                                                   Tier       total assets            and state**
                                                              in other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
      [_]                                                          [_]         [_]
                                                   First      Up to 10%               Taxable federal  May invest in
                                                   Tier       of total                and state**      obligations of
                                                              assets in                                the
                                                              other                                    International
                                                              investment                               Bank for
                                                              companies                                Reconstruction
                                                                                                       and Development
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total                and state**
                                                              assets in
                                                              other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total                and generally
                                                              assets in               exempt from
                                                              other                   state taxation
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total                and state**
                                                              assets in
                                                              other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                                                                   [_]
                                                   First      Up to 10%              Taxable federal  Under
                                                   Tier       of total                and generally    extraordinary
                                                              assets in               exempt from      circumstances,
                                                              other                   state taxation   may hold cash,
                                                              investment                               U.S. Government
                                                              companies                                Securities
                                                                                                       subject to
                                                                                                       state taxation
                                                                                                       or cash
                                                                                                       equivalents
----------------------------------------------------------------------------------------------------------------------
                         [_]                                       [_]         [_]
                    At least 80% of net assets     First or   Up to 10%               Tax-exempt       May (but does
                    in Municipal Instruments       Second     of total                federal and      not currently
                    (except in extraordinary       Tier       assets in               taxable          intend to)
                    circumstances)                            other                   state***         invest up to
                                                              investment                               20% in AMT
                                                              companies                                securities and
                                                                                                       may temporarily
                                                                                                       invest in the
                                                                                                       taxable money
                                                                                                       market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein
----------------------------------------------------------------------------------------------------------------------
                         [_]                                       [_]         [_]
                                                   First or   Up to 10%               Tax-exempt       May (but does
                    At least 80% of net assets     Second     of total                federal and      not currently
                    in Municipal Instruments and   Tier       assets in               California       intend to)
                    at least 65% of its total                 other                   State            invest up to
                    assets must be invested in                investment                               20% in AMT
                    California Instruments                    companies                                securities and
                    (except in extraordinary                                                           may temporarily
                    circumstances)                                                                     invest in the
                                                                                                       taxable money
                                                                                                       market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein
----------------------------------------------------------------------------------------------------------------------
                         [_]                                       [_]         [_]
                    At least 80% of net assets     First or   Up to 10%               Tax-exempt       May invest up
                    in Municipal Instruments and   Second     of total                federal, New     to 20% in AMT
                    at least 65% of its total      Tier       assets in               York State and   securities and
                    assets must be invested in                other                   New York City    may temporarily
                    New York Instruments (except              investment                               invest in the
                    in extraordinary                          companies                                taxable money
                    circumstances)                                                                     market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein

   * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
  ** Taxable in many states except for distributions from U.S. Treasury obliga-tion interest income and certain U.S. Government securities interest in-come.
 *** Taxable except for distributions from interest on obligations of an in-
     vestor's state of residence in certain states.
**** To the extent permitted by Rule 2a-7, a Portfolio holding a security fully supported by a guarantee may substitute the credit quality of the guaran-tee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

  The Treasury Instruments and Federal Portfolios invest in U.S. Treasury Ob-ligations and the Federal Portfolio may also invest in certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instru-mentalities of the U.S. Government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and the Student Loan Marketing Association.

CUSTODIAL RECEIPTS

  Each Portfolio (other than the Treasury Obligations, Treasury Instruments, Government and Federal Portfolios) may also acquire securities issued or guar-anteed as to principal and interest by the U.S. Government, its agencies, au-thorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered obliga-tions of the U.S. Government.

U.S. AND FOREIGN BANK OBLIGATIONS

  The Prime Obligations and Money Market Portfolios may invest in "U.S. Bank Obligations" limited to securities issued or guaranteed by U.S. banks (includ-ing certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obligations is-sued by U.S. subsidiaries of such banks.

  The Money Market Portfolio may also invest in "Foreign Bank Obligations" limited to U.S. dollar denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of pur-chase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

  The Money Market Portfolio will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), including bank commercial pa-per. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obliga-tions. As a result, the Portfolio may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the man-ner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included deregulation of inter-est rates, increased competition from other types of financial institutions, increased acquisition activity, geographic expansion and, during the late 1980's, an increased number of bank failures. Banks may be particularly sus-ceptible to certain economic factors, such as interest rate changes and ad-verse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. See "Foreign Government Obligations--Foreign Risks" be-low.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations and Money Market Portfolios may invest in "Commercial Paper" (including variable amount master demand notes and asset-backed commer-cial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, foreign corporations (Money Market Portfolio only), foreign commercial banks (Money Market Portfolio only) or other entities. In addition, the Portfolios may invest in other short-term ob-ligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (Money Market Portfolio only) or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations and Money Market Portfolios may invest in "Asset-Backed and Receivables-Backed Securities" which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present. To the extent consistent with its investment objectives and policies, each of the Prime Obligations and Money Market Portfolios may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

FOREIGN GOVERNMENT OBLIGATIONS

  The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a for-eign government or entity located or organized in a foreign country that main-tains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

  FOREIGN RISKS. Investments in foreign securities and bank obligations may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authori-ties, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS: Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  CALIFORNIA INSTRUMENTS: Obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California state personal income tax.

  NEW YORK INSTRUMENTS: Obligations issued by or on behalf of the State of New York and its political subdivisions, agencies and instrumentalities and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from New York state and New York city personal income tax.

TYPES OF MUNICIPAL, CALIFORNIA AND NEW YORK INSTRUMENTS:

                        TAX-                 TAX-
                        EXEMPT DIVERSIFIED   EXEMPT CALIFORNIA    TAX-EXEMPT NEW YORK
                        PORTFOLIO            PORTFOLIO            PORTFOLIO
--------------------------------------------------------------------------------------
  FIXED RATE NOTES AND  In highest short-    In one of the two    In one of the two
  SIMILAR DEBT          term or one of the   highest short-term   highest short-term
  INSTRUMENTS           two highest long-    or long-term rating  or long-term rating
                        term rating          categories           categories
                        categories
--------------------------------------------------------------------------------------
  VARIABLE AND          In highest short-    In one of the two    In one of the two
  FLOATING RATE DEMAND  term or one of the   highest short-term   highest short-term
  INSTRUMENTS           two highest long-    or long-term rating  or long-term rating
                        term rating          categories           categories
                        categories
--------------------------------------------------------------------------------------
  TAX-EXEMPT            In highest rating    In one of the two    In one of the two
  COMMERCIAL PAPER      category             highest rating       highest rating
                                             categories           categories
--------------------------------------------------------------------------------------
  MUNICIPAL BONDS       In one of the two    In one of the two    In one of the two
                        highest rating       highest rating       highest rating
                        categories           categories           categories
--------------------------------------------------------------------------------------
  UNRATED NOTES,        Determined to be of  Determined to be of  Determined to be of
  PAPER, BONDS AND      comparable quality   comparable quality   comparable quality
  OTHER INSTRUMENTS     by Adviser pursuant  by Adviser pursuant  by Adviser pursuant to criteria approved to criteria approved to criteria approved
                        by the Trustees      by the Trustees      by the Trustees

  As a matter of fundamental policy, at least 80% of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolio's net as-sets will ordinarily be invested in Municipal Instruments, except in extraor-dinary circumstances. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt California and Tax-Exempt New York Portfolio's total assets will be invested in California and New York Instruments, respec-tively, except in extraordinary circumstances. Each Tax-Exempt Portfolio may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in Municipal Instruments that are not California or New York Instruments, respectively, when acceptable Cal-ifornia and New York Instruments are not available or when the Adviser be-lieves that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Portfolio. The Tax-Exempt California and Tax-Ex-empt New York Portfolios' distributions of interest from Municipal Instruments other than California and New York Instruments, respectively, may be subject to California and New York state and New York city personal income taxes, re-spectively.

  The Prime Obligations and Money Market Portfolios may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securities are attractive compared to other taxable invest-ments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Portfolio's average portfolio maturity. There is a risk that a Portfolio will not be considered the owner of a tender option bond for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Portfolios to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets a Portfolio's quality standards, the Portfolio will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand fea-tures or other unconditional obligations to support the credit of the issuer of the security. A Portfolio may consider the maturity of a variable or float-ing rate Municipal Instrument to be shorter than its ultimate stated maturity if the Portfolio has the right to demand prepayment of its principal at speci-fied intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. A Portfolio may purchase such variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Portfolios (other than the Treasury Obli-gations, Treasury Instruments, Government and Federal Portfolios) may invest in industrial development bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when distributed as "exempt-interest dividends" to unitholders un-der the federal alternative minimum tax. See

"Taxes" and "Distributions." The Tax-Exempt New York Portfolio may invest up to 20% of its net assets in private activity bonds. The Tax-Exempt Diversified and Tax-Exempt California Portfolios do not currently intend to invest in such bonds. If such policy should change in the future, unitholders would be noti-fied and such investments would not exceed 20% of each Portfolio's net assets.

  OTHER POLICIES. Ordinarily, the Tax-Exempt Portfolios expect that 100% of their portfolio securities will be Municipal Instruments. However, the Portfo-lios may hold cash or invest in short-term taxable securities as set forth above. Such Portfolios may invest 25% or more of the value of their respective total assets in Municipal Instruments which are related in such a way that an economic, business or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, the Tax-Exempt Portfolios may invest all of their respective assets in (a) Munici-pal Instruments the interest on which is paid solely from revenues from simi-lar projects such as hospitals, electric utility systems, multi-family hous-ing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Instruments whose issuers are in the same state (including, in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, issuers in states other than California and New York, re-spectively), or (c) industrial development obligations. Concentration of a Portfolio's investments in these Municipal Instruments will subject the Port-folio, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Portfolio (other than the Treasury Obligations, Treasury Instruments, Government and Federal Portfolios) may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding Prime Obligations Portfolio) which have a branch, agency or subsidiary in the United States. In addition, these Portfolios may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Portfolio (other than the Treasury Obligations, Treasury In-struments, Government and Federal Portfolios) may acquire the right to sell the security to another party at a guaranteed price and date.

INVESTING IN CALIFORNIA AND NEW YORK

  The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York Instruments, respectively. Conse-quently, such Portfolios are more susceptible to factors adversely affecting issuers of California and New York Instruments, respectively, and may be risk-ier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

  The Tax-Exempt California Portfolio's investments can be affected by politi-cal and economic developments within the State of California (the "State'), and by the financial condition of the State, its public authorities and polit-ical subdivisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and edu-cation districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California gov-ernmental entities and future voter initiatives could result in adverse consequences affecting California Instruments. Also, the ultimate fiscal ef-fect of federally-mandated reform of welfare programs on the State and its lo-cal governments is still to be resolved.

  These factors, among others (including the outcome of related pending liti-gation), could reduce the credit standing of certain issuers of California In-struments. A more detailed discussion of the risks of investing in California is included in the Statement of Additional Information.

  The Tax-Exempt New York Portfolio's investments can be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Instruments to meet their finan-cial obligations. Certain substantial issuers of New York Instruments (includ-ing issuers whose obligations may be acquired by the Portfolio) have experi-enced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obli-gations. In recent years, several different issues of municipal securities of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Instruments has at times had the effect of permitting New York Instruments to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obliga-tions issued by other jurisdictions. A recurrence of the financial difficul-ties previously experienced by certain issuers of New York Instruments could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York In-struments. Although as of April 1, 1997 no issuers of New York Instruments were in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Instruments and, consequently, the net asset value of the Portfolio's holdings. A more detailed discussion of the risks of investing in New York is included in the Statement of Additional Information.

  If California, New York, or any of their local governmental entities are un-able to meet their financial obligations, the corresponding Portfolio's in-come, net asset value, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Portfolios is a diversified fund (except to the extent that diversification is required for federal income tax purposes). For these tax purposes, with respect to 50% of the value of its total assets, none of these Portfolios invests more than 5% of the value of its total assets in securities of a single issuer (except U.S. Government Securities or securities of other regulated investment companies), nor, with respect to the other 50% of the value of its total assets, does it invest more than 25% of the value of its total assets in the securities of a single issuer (except U.S. Government Securities or securities of other regu-lated investment companies). These Federal tax diversification requirements apply only at taxable quarter ends and are subject to certain qualifications and exceptions. Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Portfolios may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

REPURCHASE AGREEMENTS

  Each Portfolio (other than the Treasury Instruments Portfolio) may only en-ter into repurchase agreements with primary dealers in U.S. Government Securi-ties. A repurchase agreement is an agreement under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a partic-ular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. A Port-folio's custodian or subcustodian will maintain custody of the purchased secu-rities for the duration of the agreement. The value of the purchased securi-ties, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or fail-ure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repur-chase agreements entered into by a Portfolio will be taxable to its unitholders. In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advi-sory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate bal-ance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond custom-ary settlement time. A Portfolio is required to hold and maintain in a segre-gated account with the Portfolio's custodian or subcustodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued secu-rity or forward commitment prior to settlement if the Adviser deems it appro-priate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of each Portfolio's investments in securities of other investment companies will be subject to the limitations on such in-vestments prescribed by the Investment Company Act. These limits include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions sub-stantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  TAXABLE AND TAX-EXEMPT PORTFOLIOS. Each Portfolio will comply with the con-ditions for using amortized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those conditions relat-ing to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information.

  INVESTMENT RESTRICTIONS. Each Portfolio is subject to certain investment re-strictions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions and the investment objective of a Portfolio (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing unitholders with in-come exempt from California state and New York state and New York city per-sonal income tax, respectively) cannot be changed without approval of a major-ity of the outstanding units of that Portfolio. The Treasury Obligations Port-folio's policy of limiting its investments to U.S. Treasury Obligations and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Portfolio may purchase secu-rities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institu-tional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which in-clude fixed time deposits maturing in more than seven days and restricted se-curities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific restricted security, will not be deemed to be illiquid investments for pur-poses of this restriction. The Board of Trustees may adopt guidelines and del-egate to the Adviser the daily function of determining and monitoring the li-quidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securi-ties eligible for resale under Rule 144A will continue to be liquid, the Ad-viser will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities.

  In addition, each Portfolio may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Portfolio (taken at market value) would be invested in such investments. Certain repurchase agree-ments which mature in more than seven days can be liquidated before the nomi-nal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Portfolios. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $104.9 billion in assets.

  As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.3 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major invest-ment banking and brokerage firm providing a broad range of financing and in-vestment services both in the United States and abroad.

  Pursuant to an SEC order, each Taxable and Tax-Advantaged Portfolio may en-ter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

  Under the Investment Advisory Agreements, GSAM continually manages each Portfolio, including the purchase, retention and disposition of its securities and other assets. In addition, GSAM administers each Portfolio's business af-fairs and performs various unitholder servicing functions to the extent not provided by other organizations. The management of each Portfolio is subject to the supervision of the Trustees and each Portfolio's investment policies. For these services, the Trust, on behalf of each Portfolio, pays GSAM a monthly fee at an annual rate of each Portfolio's average daily net assets as follows:

                                                          FISCAL YEAR ENDED
                                         CONTRACTUAL RATE DECEMBER 31, 1996
                                         ---------------- -----------------
       Prime Obligations Portfolio             .35%             .35%
       Money Market Portfolio                  .35%             .30%
       Treasury Obligations Portfolio          .35%             .35%
       Treasury Instruments Portfolio          .35%             .15%
       Government Portfolio                    .35%             .35%
       Federal Portfolio                       .35%             .20%
       Tax-Exempt Diversified Portfolio        .35%             .25%
       Tax-Exempt California Portfolio         .35%             .35%
       Tax-Exempt New York Portfolio           .35%             .26%

  The difference, if any, between the stated advisory fee and the actual fee paid by the Portfolios reflects the fact that GSAM did not charge the full amount of the advisory fees to which it would have been entitled.

  GSAM has agreed to reduce or otherwise limit the daily expenses of each Portfolio (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraor-dinary expenses) on an annualized basis to .43% of the average daily net as-sets of the Portfolio less the effect of fee reductions, if any. Such reduc-tions or limits, if any, are calculated monthly on a cumulative basis. Any such reductions or limits may be discontinued or modified only with the ex-press approval of the Trustees. In addition, with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, GSAM has voluntarily agreed to reduce or limit each Portfolio's annual total operating expenses (excluding fees payable to Service Organizations, as de-fined herein) to .37%, .22%, .27%, .32% and .33% respectively, of average daily net assets and for each other Portfolio to .42% of average daily net as-sets. GSAM has no current intention to but may in the future discontinue or modify any of such limitations at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of units of each Portfolio pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of units of each Portfolio upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Portfolio. For the transfer agency services, Goldman Sachs re-ceives .04% (on an annualized basis) of the average daily net assets with re-spect to each Portfolio (other than the Prime Obligations Portfolio). Goldman Sachs is entitled to receive a fee from the Prime Obligations Portfolio equal to each classes proportionate share of the total transfer agency fees borne by the Portfolio. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class B shares plus .04% of the av-erage daily net assets of the other classes of the Prime Obligations Portfo-lio.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolios in order to increase the assets of the Portfo-lios. Increasing the Portfolios' assets may enhance investment flexibility and diversification. Goldman Sachs reserves the right to redeem at any time some or all of the Portfolio units acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Portfolios and other unitholders in deciding whether to redeem its units.

                                     TAXES

  Each Portfolio is treated as a separate entity for federal income tax pur-poses, has elected to be treated and intends to continue to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each taxable year. To qualify as such, each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to unitholders. As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its unitholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to unitholders as or-dinary income, except for any "exempt interest dividends" paid by the Tax-Ex-empt Portfolios, as described below. Dividends paid by a Portfolio from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the unitholders have held their units. These tax consequences will apply to distributions of any Portfolio regardless of whether distributions are received in cash or rein-vested in units. Certain distributions paid by the Portfolios in January of a given year will be taxable to unitholders as if received on December 31 of the year in which they are declared. Unitholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of the Tax-Exempt Portfolios that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Portfolios intend to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in unitholders' federal gross income. The Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio also intend to satisfy certain requirements of the Califor-nia and New York City and State personal income tax laws, respectively, so that exempt-interest dividends paid by these Portfolios will generally not be subject to personal income tax of the relevant state (and, in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). Dividends paid by the Tax-Exempt Portfolios from interest on tax-exempt obligations and properly designated by the Portfolio as exempt-interest dividends, including dividends attributable to exempt-interest dividends re-ceived by a Portfolio from other regulated investment companies, will gener-ally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest divi-dends will be considered in computing the corporate federal alternative mini-mum tax, and the extent, if any, to which social security or railroad retire-ment benefits are taxable. Persons who are "substantial users" of facilities financed by certain industrial development or private activity bonds should consult their own tax advisers before purchasing units of these Portfolios. Interest incurred to purchase or carry units of these Portfolios will not be deductible for federal income tax purposes to the extent related to exempt-in-terest dividends paid by the Portfolios and may not be deductible in whole or in part for California or New York City and State income tax purposes.

  Exempt-interest dividends of the Tax-Exempt California and Tax-Exempt New York Portfolios that are derived from interest on California and New York In-struments, respectively, will generally not be subject to the personal income tax of the corresponding state, and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax. Other distributions will gener-ally be taxable to unitholders for these state and city tax purposes.

  Individuals and certain other classes of unitholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other unitholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Portfolios.

  If a Portfolio invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on income earned on such securities and is expected to be unable to pass such taxes through to unitholders, who therefore are not expected to include such taxes in income or be entitled to claim for-eign tax credits or deductions with respect to such taxes.

  In addition to federal taxes, a unitholder may be subject to state, local or foreign taxes on payments received from a Portfolio. A state income (and pos-sibly local income and/or intangible property) tax exemption is generally available to the extent a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt munici-pal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for hold-ings of such obligations and/or reporting requirements are satisfied. Unitholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Portfolio is determined as of the close of regu-lar trading on the New York Stock Exchange (normally 4:00 P.M. New York time) on each Business Day. Net asset value per unit for each class of units of each Portfolio is calculated by determining the amount of net assets attributable to each class of units and dividing by the number of units for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, the Treasury Instruments and Federal Portfolios will cease, and each other Portfolio re-serves the right to cease, accepting purchase and redemption orders for same Business Day credit at the time the PSA recommends that the securities markets close. On days any Portfolio closes early, purchase and redemption orders re-ceived after the PSA recommended closing time will be credited to the next Business Day. In addition, each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for same Busi-ness Day credit as permitted by the SEC.

  Each Portfolio seeks to maintain a net asset value of $1.00 per unit. In this connection, each Portfolio values its portfolio securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to matu-rity of any discount or premium, regardless of the impact of fluctuating in-terest rates on the market value of the instrument. For a more complete de-scription of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Statement of Additional Information. There can be no assurance that a Portfolio will be able at all times to main-tain a net asset value per unit of $1.00.

                               YIELD INFORMATION

  From time to time, each Portfolio may advertise its yield, effective yield and average total return. Average annual total return is determined by comput-ing the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Portfolio may furnish total return calcu-lations based on a cumulative, average, year-by-year or other basis for vari-ous specified periods by means of quotations, charts, graphs or schedules. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the adver-tisement). This income is then annualized; that is, the amount of income gen-erated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The ef-fective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Portfolios and the Federal and Treasury Instruments Portfo-lios may each also quote tax-equivalent yield. Each Portfolio's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent (which, in the case of the Tax-Exempt California combines federal and state taxes, in the case of Tax-Exempt New York Portfolio, combines federal, state and city taxes, and in the case of the Federal and Treasury Instruments Port-folios assumes a level of state taxes) of the Portfolio's yield, assuming cer-tain tax brackets for a unitholder.

  Investors should note that the investment results of a Portfolio are based on historical performance and will fluctuate over time. Any presentation of a Portfolio's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an invest-ment may earn or what a Portfolio's total return, yield, effective yield or tax-equivalent yield may be in any future period. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of units in existence. Because each such class of units is subject to different expenses, the total return and net yield of such classes of a Portfolio for the same period may differ. See "Organization and Units of the Portfolios" below.

                   ORGANIZATION AND UNITS OF THE PORTFOLIOS

  Each Portfolio is a series of the Goldman Sachs Trust, which was formed un-der the laws of the State of Delaware on January 28, 1997. The Funds were for-merly series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify units of beneficial interest in separate series, without further action by unitholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of units into one or more classes. (Institutions that provide services to holders of ILA Ad-ministration or ILA Service Units are referred to in this Prospectus as "Serv-ice Organizations").

  When issued, units are fully paid and nonassessable. In the event of liqui-dation, unitholders are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such unitholders. All units are freely transferable and have no preemptive, subscription or conversion rights. Unitholders are entitled to one vote per unit, provided that, at the option of the Trustees, unitholders will be entitled to a number of votes based upon the net asset values represented by their unitholders.

  Units of a Portfolio will be voted separately by Portfolio with respect to matters pertaining to that Portfolio except for the election of Trustees and ratification of independent accountants. For example, unitholders of each Portfolio are required to approve the adoption of any investment advisory agreement relating to that Portfolio and any changes in fundamental investment restrictions or policies of such Portfolio. Approval by the unitholders of one Portfolio is effective only as to that Portfolio.

  As of April 1, 1997, Bank of New York, 48 Wall Street, New York, NY 10286, owned of record 32.49% of the outstanding units of Treasury Instruments Port-folio.

  The Trust does not intend to hold annual meetings of unitholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the units outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of unitholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other unitholders in connection with requiring a special meeting of unitholders. The Trustees will call a special meeting of unitholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by unitholders.

                              ADDITIONAL SERVICES

  Each Portfolio has adopted a Service Plan with respect to the ILA Service Units which authorizes it to compensate certain institutions for providing ac-count administration and personal and account maintenance services to their customers who are beneficial owners of such Units (each a "Service Organiza-tion"). Each Portfolio will enter into agreements with Service Organizations which purchase ILA Service Units on behalf of their customers ("Service Agree-ments"). The Service Agreements will provide for compensation to the Service Organization in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of that Portfolio attributable to or held in the name of the Service Organization for its customers; provided, how-ever, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The services provided by a Service Organization may include acting, directly or through an agent, as the sole unitholder of record, maintaining account records for its customers, processing orders to purchase, redeem and exchange ILA Service Units for its customers, responding to inquiries from prospective and existing unitholders and assisting customers with investment procedures. In addition, GSAM, at its own expense, may pay a Service Organization compensation equal on an annual basis up to .10% of the average daily net assets of the ILA Service Units at-tributable to or held of record by such Service Organization for providing certain additional services to its customers. Such compensation will not rep-resent an additional expense to a Portfolio or its unitholders, since it will be paid from the assets of GSAM.

  For the fiscal year ended December 31, 1996, the Trust, on behalf of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Exempt Diversified Portfolios paid Service Organi-zations fees at the annual rate of .40% of each Portfolio's average daily net assets attributable to ILA Service Units.

  Holders of ILA Service Units of a Portfolio will bear all expenses and fees paid to Service Organizations with respect to such Units as well as any other expenses which are directly attributable to such Units.

  Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Service Units in connection with their customer ac-counts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Portfolio.

  All inquiries of beneficial owners of ILA Service Units of the Portfolios should be directed to such owners' Service Organization.

                               PURCHASE OF UNITS

  It is expected that all direct purchasers of ILA Service Units will be Serv-ice Organizations or their nominees, which may purchase ILA Service Units of the Portfolios through Goldman Sachs. Customers of Service Organizations may invest in such Units only through their Service Organizations.

  As set forth below, ILA Service Units of the Portfolios may be purchased on any Business Day at the net asset value next determined after receipt from the Service Organization of both the purchase order and the purchase amount in federal funds. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention:
Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring federal funds to The Northern Trust Company ("Northern"), Chicago, Illinois, as subcustodian for State Street Bank and Trust Company ("State Street").

  Purchases of ILA Service Units may also be made by a Service Organization by delivering a Federal Reserve draft or check (except that a third party check will not be accepted) payable only to the appropriate Portfolio and drawn on a U.S. bank to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of re-ceipt and that checks will be converted to federal funds within two Business Days after receipt. ILA Service Units purchased by check may not be redeemed until the check has cleared, as described under "Redemption of Units."

  Purchases of units of any Portfolio may also be made through an Automated Clearing House ("ACH") transfer to Goldman Sachs Trust c/o Northern, as subcustodian for State Street. Purchase orders are effected at the net asset value next determined after receipt of both the purchase order and the pur-chase amount in federal funds. It is expected that ACH transfers will ordinar-ily be converted to federal funds on the Business Day following receipt of the ACH transfer.

  ILA Service Units of each Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends on ILA Service Units purchased as follows:

-------------------------------------------------------------------------------

       IF ORDER IS RECEIVED FROM A
                 SERVICE
      ORGANIZATION BY GOLDMAN SACHS                                    DIVIDENDS BEGIN
      -----------------------------                                   -----------------
  (1) In the case of the Taxable and Tax-Advantaged Portfolios

         By:      3:00 p.m.-N.Y. time                                 Same Business Day
---------------------------------------------------------------------------------------
      After:      3:00 p.m.-N.Y. time                                 Next Business Day
---------------------------------------------------------------------------------------
  (2) In the case of the Tax-Exempt Portfolios

         By:      1:00 p.m.-N.Y. time                                 Same Business Day
---------------------------------------------------------------------------------------
      After:      1:00 p.m.-N.Y. time                                 Next Business Day
---------------------------------------------------------------------------------------

  The Service Organizations are responsible for timely transmittal of purchase orders to Goldman Sachs and federal funds to Northern. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and federal funds must be received by them.

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  ILA Service Units of the Portfolios are purchased at the net asset value per unit without the imposition of a sales charge. Goldman Sachs, as each Portfo-lio's transfer agent, will maintain a complete record of transactions and ILA Service Units held in each record holder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The Trust does not have any minimum purchase or account requirements with respect to ILA Service Units. However, a Service Organization may impose a minimum amount for initial and subsequent investments in ILA

Service Units of the Portfolios, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services ren-dered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges. A Service Organization may purchase ILA Service Units in connection with sweep account programs.

                            REPORTS TO UNITHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semiannual report to record holders of ILA Service Units of each Portfolio, including Service Organizations who hold such Units for the benefit of their customers. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by the Portfolios are also reflected in regular statements issued by Goldman Sachs to unitholders of record. Service Organizations will be responsible for providing similar services to their own customers who are the beneficial owners of such Units.

                                 DISTRIBUTIONS

  All or substantially all of each Portfolio's net investment income will be declared daily (as of 4:00 p.m. New York time) as a dividend and distributed to Service Organizations monthly. Distributions will be made in additional ILA Service Units of the same Portfolio or, at the election of a Service Organiza-tion, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed by a Service Organization at any time upon written notice to Goldman Sachs. If no election is made, all dividends and capital gain distributions will be reinvested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code and may be reflected in a Portfolio's daily distributions. Each Portfolio may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per unit.

  A Portfolio's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Port-folio from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Portfolio, including a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  ILA Service Units of each Portfolio may be exchanged by Service Organiza-tions for units of the corresponding class of any Portfolio or Fund of Goldman Sachs Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by calling Goldman Sachs at 800-621-2550. All telephone ex-changes must be registered in the same name(s) and with the same address as are registered in the Portfolio from which the exchange is being made. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Units" to confirm that such in-structions are genuine. Exchanges are available only in states where the ex-change may legally be made. The exchange privilege may be modified or with-drawn at any time on 60 days' written notice.

                              REDEMPTION OF UNITS

HOW TO REDEEM

  Customers of Service Organizations may redeem ILA Service Units of a Portfo-lio through their respective Service Organizations. The Service Organizations are responsible for the transmittal of redemption requests by their customers to Goldman Sachs. In order to facilitate timely transmittal of redemption re-quests, Service Organizations have established procedures by which redemption requests must be made and times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

  A Service Organization may redeem such Units without charge upon request on any Business Day at the net asset value next determined after receipt by Goldman Sachs of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. A Service Organization may request re-demptions by telephone only if the optional telephone privilege has been elected on the Account Information Form. It may be difficult to implement re-demptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implement-ed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by tele-phone. A redemption may also be made with respect to certain Portfolios by means of the check redemption privilege described below. Goldman Sachs re-serves the right to redeem accounts with balances below $500.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemption request has been properly authorized. A redemption re-quest will not be considered to have been received in proper form until such additional documentation has been submitted to Goldman Sachs by the Service Organization. The payment of redemption proceeds for ILA Service Units re-cently purchased by check will be delayed for up to 15 days until the check has cleared.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the record holder of ILA Service Units.

------------------------------------------------------------------------------

           REDEMPTION REQUEST            REDEMPTION
        RECEIVED FROM A SERVICE           PROCEEDS
     ORGANIZATION BY GOLDMAN SACHS       ORDINARILY            DIVIDENDS
   ------------------------------------  ----------      ---------------------
   (1) In the case of the Taxable and Tax-Advantaged Portfolios
      By:     3:00 p.m.-N.Y. time        Wired Same        Not earned on Day
                                          Business        request is received
                                             Day
-----------------------------------------------------------------------------------------------------------------------------------
   After:     3:00 p.m.-N.Y. time        Wired Next          Earned on Day
                                          Business        request is received
                                             Day
-----------------------------------------------------------------------------------------------------------------------------------
   (2) In the case of the Tax-Exempt Portfolios
      By:    12:00 noon-N.Y. time        Wired Same        Not earned on Day
                                          Business        request is received
                                             Day
-----------------------------------------------------------------------------------------------------------------------------------
   After:    12:00 noon-N.Y. time        Wired Next          Earned on Day
                                          Business        request is received
                                             Day
-----------------------------------------------------------------------------------------------------------------------------------

  The Portfolios will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the Service Organization's bank account designated in the Account Information Form. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after receipt of the Service Organization's properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of intermediaries or the ILA Serv-ice Unitholder's Service Organization in the transfer process. If a problem with such performance arises, the ILA Service Unitholder should deal directly with such intermediaries or Service Organization.

CHECK REDEMPTION PRIVILEGE

  A Service Organization may elect to have a special account with State Street for the purpose of redeeming ILA Service Units from its account in a Portfolio by check. When State Street receives a completed signature card and authoriza-tion form, the Service Organization will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and frac-tional ILA Service Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the Service Organization by State Street.

  The check redemption privilege enables a Service Organization to receive the dividends declared on the ILA Service Units to be redeemed until such time as the check is processed. Because of this feature, the check redemption privi-lege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of ILA Service Units held in the Service Organization's account, the check will be returned unpaid, and the Service Or-ganization may be subject to extra charges.

  Goldman Sachs reserves the right to impose conditions on, limit the avail-ability of or terminate the check redemption privilege at any time with re-spect to a particular Service Organization or all Service Organizations in general. The Trust and State Street reserve the right at any time to suspend redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Portfolios.

                               ----------------

                                   APPENDIX

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Trust with your correct Social Secu-rity or other Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the certification section of the Account Information Form could result in withholding of 31% by the Trust for the federal backup withholding tax on distributions, redemptions, ex-changes and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Reve-nue Service (IRS). Backup withholding could apply to payments relating to your account prior to the Trust's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account estab-lished under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup with-holding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such with-holding should cease, you must cross out item (2) in the certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securi-ties and commodities dealers and others.

  If you are a nonresident alien or foreign entity you must provide a com-pleted Form W-8 to the Trust in order to avoid backup withholding on certain payments. Other payments to you may be subject to non-resident alien withhold-ing of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS
ILA SERVICE UNITS
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-621-2550

                                 ------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Unitholder and Portfolio Expenses..........................................   2
Financial Highlights.......................................................   4
An Introduction to the Portfolios..........................................  14
Investment Policies Matrix.................................................  16
Description of Securities and Investment Techniques........................  18
Investment Limitations.....................................................  26
Management.................................................................  27
Taxes......................................................................  28
Net Asset Value............................................................  29
Yield Information..........................................................  30
Organization and Units of the Portfolios...................................  31
Additional Services........................................................  32
Purchase of Units..........................................................  32
Reports to Unitholders.....................................................  34
Distributions..............................................................  34
Exchanges..................................................................  34
Redemption of Units........................................................  35
Appendix................................................................... A-1


ILAPROSVCMM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS

                  GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS

                               ILA SERVICE UNITS

                                 ------------

                                  PROSPECTUS

                                 ------------

                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS
                   GOLDMAN SACHS-INSTITUTIONAL LIQUID ASSETS
                         (PRIME OBLIGATIONS PORTFOLIO)
                      (TAX-EXEMPT DIVERSIFIED PORTFOLIO)
                               ILA SERVICE UNITS
                               ILA CLASS B UNITS
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is an open-end, management investment company (a "mutual fund") which includes the Goldman Sachs-Institutional Liquid Assets portfolios. This Prospectus relates to the offering of ILA Service shares of beneficial interest ("ILA Service Units") of the Prime Obligations and Tax-Exempt Diversified Portfolios (the "Portfolios") and ILA Class B shares of beneficial interest ("ILA Class B Units") of the Prime Obligations Portfolio. ILA Class B Units will typically be issued only upon an exchange of Class B Shares of any mutual fund sponsored by Goldman Sachs which is subject to a contingent deferred sales charge ("Goldman Sachs Funds"). Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Portfolio's investment adviser. Goldman, Sachs & Co. serves as each Portfolio's distributor and transfer agent.

  The Prime Obligations Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Portfolio pursues its objective by investing in a diversified portfolio of securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  The Tax-Exempt Diversified Portfolio seeks to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income excluded from gross income for federal income tax purposes, by investing primarily in municipal instruments. The Portfolio pursues its objective by investing in a diversified portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia.

  AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION.................................. Toll Free:
                                                                   800-526-7384

This Prospectus provides you with information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, the Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time, is available upon request without charge by calling the telephone number listed above or by writing Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. The Tax-Exempt Diversified Portfolio may not be available in certain states. Please call the phone number above to determine availability in your state. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.

-------------------------------------------------------------------------------
UNITS OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVEST-MENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 1, 1997.

                       UNITHOLDER AND PORTFOLIO EXPENSES

                                          PRIME OBLIGATIONS        TAX-EXEMPT
                                              PORTFOLIO            DIVERSIFIED
                                     ----------------------------   PORTFOLIO
                                     (ILA SERVICE) (ILA CLASS B+) (ILA SERVICE)
                                     ------------- -------------- -------------
UNITHOLDER TRANSACTION EXPENSES
 Maximum Sales Charge Imposed on
  Purchases.........................     None           None          None
 Sales Charge Imposed on Reinvested
  Distributions.....................     None           None          None
 Deferred Sales Load Imposed on
  Redemptions.......................     None           5.0%          None
 Exchange Fee.......................     None           None          None
ANNUAL OPERATING EXPENSES (1)
 (as a percentage of average daily
  net assets)
 Management Fees (after limitations)
  (2)...............................     0.35%          0.35%         0.26%
 Distribution (Rule 12b-1) Fees.....     None           0.75%         None
 Other Expenses
  Service Fees......................     0.40%          None          0.40%
  Authorized Dealer Service Fees....     None           0.25%         None
  Other Expenses (after expense
   limitation) (3)..................     0.07%          0.07%         0.06%
                                         ----           ----          ----
TOTAL OPERATING EXPENSES (4)........     0.82%          1.42%         0.72%
                                         ====           ====          ====

EXAMPLE OF EXPENSES
  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
                                                         ---- ----- ----- -----
Prime Obligations Portfolio
 ILA Service Units...................................... $ 8   $26   $46  $101
 ILA Class B Units......................................
  --Assuming complete redemption at end of period....... $64   $75   $98  $148*
  --Assuming no redemption.............................. $14   $45   $78  $148*
Tax-Exempt Diversified Portfolio
 ILA Service Units...................................... $ 7   $23   $40  $ 89

-------
* ILA Class B Units convert to ILA Service Units eight years after purchase; therefore, ILA Class B expenses in the hypothetical example above assume this conversion.
+ Investors wishing to purchase units of the Prime Obligations Portfolio are generally required to purchase ILA Service Units. ILA Class B Units of the Prime Obligations Portfolio will typically be issued only in exchange for Class B Shares of any other Goldman Sachs Fund.
(1) Based on estimated amounts for the current fiscal year.
(2) The Investment Adviser has voluntarily agreed that a portion of the man-agement fee would not be imposed on the Tax-Exempt Diversified Portfolio equal to .09%. Without such limitation, management fees for the Portfolio would be 0.35%.
(3) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, fees payable to Service Organi-zations, as defined herein, distribution and authorized dealer service fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.07% of the Prime Obligations Portfolio's average daily net assets and 0.06% of the Tax-Exempt Diversified Portfolio's average daily net assets.

(4) Without the limitations described above, "Other Expenses" and "Total Oper-ating Expenses" of the Portfolios for the current fiscal year are esti-mated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Prime Obligations Portfolio (ILA Service Units)...........   .08%     0.83%
   Prime Obligations Portfolio (ILA Class B Units)...........   .08%     1.43%
   Tax-Exempt Diversified Portfolio..........................   .06%     0.81%

  The information set forth in the foregoing table and hypothetical example relates only to ILA Service Units of the Prime Obligations and Tax-Exempt Di-versified Portfolios and ILA Class B Units of the Prime Obligations Portfolio. The Portfolios also offer ILA Units and ILA Administration Units. The other classes of the Portfolios are subject to different fees and expenses (which affect performance) and are entitled to different services. Information re-garding any other class of the Portfolios may be obtained from your sales rep-resentative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Service Units in connection with their customers' ac-counts. Due to the Distribution and Service Plans, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. Such fees, if any, may affect the return such customers realize with respect to their investments.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear di-rectly or indirectly. The information on fees and expenses included in the ta-ble and the hypothetical example above are based on each Portfolio's estimated fees and expenses and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfo-lio's actual performance will vary and may result in an actual return or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a unit (of the class specified) of the Prime Obligations and Tax-Exempt Diversified Portfolios outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to unitholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Unit Outstanding Throughout Each Period
Prime Obligations Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0511         --       $0.0511      $(0.0511)     $1.00      5.22%       0.41%        5.11%
1996-ILA Admin-
istration units.     1.00     0.0497         --        0.0497       (0.0497)      1.00      5.06        0.56         4.97
1996-ILA Service
units...........     1.00     0.0474         --        0.0474       (0.0474)      1.00      4.80        0.81         4.74
1996-ILA B
units (b).......     1.00     0.0262         --        0.0262       (0.0262)      1.00      3.97(d)     1.41(d)      4.09(d)
1995-ILA units..     1.00     0.0566         --        0.0566       (0.0566)      1.00      5.79        0.41         5.66
1995-ILA Admin-
istration units.     1.00     0.0551         --        0.0551       (0.0551)      1.00      5.63        0.56         5.51
1995-ILA Service
units...........     1.00     0.0522         --        0.0522       (0.0522)      1.00      5.37        0.81         5.22
1994-ILA units..     1.00     0.0394         --        0.0394       (0.0394)      1.00      4.07        0.40         3.94
1994-ILA Admin-
istration units.     1.00     0.0379         --        0.0379       (0.0379)      1.00      3.91        0.55         3.79
1994-ILA Service
units...........     1.00     0.0365         --        0.0365       (0.0365)      1.00      3.66        0.80         3.65
1993-ILA units..     1.00     0.0291      0.0002       0.0293       (0.0293)      1.00      2.97        0.40         2.91
1993-ILA Admin-
istration units.     1.00     0.0275      0.0003       0.0278       (0.0278)      1.00      2.82        0.55         2.75
1993-ILA Service
units...........     1.00     0.0250      0.0001       0.0251       (0.0252)      1.00      2.56        0.80         2.50
1992-ILA units..     1.00     0.0364      0.0010       0.0374       (0.0374)      1.00      3.75        0.40         3.64
1992-ILA Admin-
istration units.     1.00     0.0339      0.0010       0.0349       (0.0349)      1.00      3.60        0.55         3.39
1992-ILA Service
units...........     1.00     0.0311      0.0010       0.0321       (0.0320)      1.00      3.34        0.80         3.11
1991-ILA units..     1.00     0.0591      0.0003       0.0594       (0.0594)      1.00      6.10        0.40         5.91
1991-ILA Admin-
istration units.     1.00     0.0568      0.0003       0.0571       (0.0571)      1.00      5.94        0.55         5.68
1991-ILA Service
units...........     1.00     0.0558      0.0003       0.0561       (0.0561)      1.00      5.68        0.80         5.58
1990-ILA units..     1.00     0.0793         --        0.0793       (0.0793)      1.00      8.21        0.38         7.93
1990-ILA Admin-
istration
units (c).......     1.00     0.0438         --        0.0438       (0.0438)      1.00      7.81(d)     0.55(d)      7.62(d)
1990-ILA Service
units (c).......     1.00     0.0425         --        0.0425       (0.0425)      1.00      7.56(d)     0.80(d)      7.25(d)
1989-ILA units..     1.00     0.0890         --        0.0890       (0.0890)      1.00      9.27        0.40         8.90
1988-ILA units..     1.00     0.0714         --        0.0714       (0.0714)      1.00      7.48        0.40         7.14
1987-ILA units..     1.00     0.0634         --        0.0634       (0.0634)      1.00      6.50        0.40         6.34
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $1,154,787     0.43%        5.09%
1996-ILA Admin-
istration units.      23,738     0.58         4.95
1996-ILA Service
units...........      84,707     0.83         4.72
1996-ILA B
units (b).......         346     1.43(d)      4.07(d)
1995-ILA units..   1,261,251     0.43         5.64
1995-ILA Admin-
istration units.      63,018     0.58         5.49
1995-ILA Service
units...........     227,233     0.83         5.20
1994-ILA units..   1,963,846     0.42         3.92
1994-ILA Admin-
istration units.     149,234     0.57         3.77
1994-ILA Service
units...........     170,453     0.82         3.63
1993-ILA units..   2,332,771     0.42         2.89
1993-ILA Admin-
istration units.     189,431     0.57         2.73
1993-ILA Service
units...........     137,804     0.82         2.48
1992-ILA units..   3,444,591     0.42         3.62
1992-ILA Admin-
istration units.     257,321     0.57         3.37
1992-ILA Service
units...........      22,044     0.82         3.09
1991-ILA units..   3,531,736     0.42         5.89
1991-ILA Admin-
istration units.     198,417     0.57         5.66
1991-ILA Service
units...........      18,789     0.82         5.56
1990-ILA units..   2,833,541     0.38         7.93
1990-ILA Admin-
istration
units (c).......     209,272     0.55(d)      7.62(d)
1990-ILA Service
units (c).......      19,039     0.80(d)      7.25(d)
1989-ILA units..   3,761,964     0.40         8.90
1988-ILA units..   3,799,628     0.40         7.14
1987-ILA units..   5,814,280     0.40         6.34

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)ILA Class B unit activity commenced during May of 1996.
(c)ILA Administration and Service unit activity commenced during June of 1990.
(d)Annualized.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

-------------------------------------------------------------------------------

                              INCOME FROM INVESTMENT OPERATIONS
                            -------------------------------------
                                            NET                                                                     RATIO OF NET
                  NET ASSET               REALIZED       TOTAL                   NET ASSET             RATIO OF NET  INVESTMENT
                  VALUE AT     NET     GAIN (LOSS) ON INCOME FROM                VALUE AT              EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT   INVESTMENT   INVESTMENT  DISTRIBUTIONS     END       TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME    TRANSACTIONS  OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN  (A)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0320      $   --        $0.0320      $(0.0320)     $1.00      3.25%        0.31%        3.20%
1996-ILA Admin-
istration units.     1.00     0.0306          --         0.0306       (0.0306)      1.00      3.09         0.46         3.06
1996-ILA Service
units...........     1.00     0.0279          --         0.0279       (0.0279)      1.00      2.84         0.71         2.79
1995-ILA units..     1.00     0.0365          --         0.0365       (0.0365)      1.00      3.72         0.31         3.65
1995-ILA Admin-
istration units.     1.00     0.0351          --         0.0351       (0.0352)      1.00      3.57         0.46         3.51
1995-ILA Service
units...........     1.00     0.0324          --         0.0324       (0.0325)      1.00      3.31         0.71         3.24
1994-ILA units..     1.00     0.0264          --         0.0264       (0.0264)      1.00      2.71         0.30         2.64
1994-ILA Admin-
istration units.     1.00     0.0250          --         0.0250       (0.0250)      1.00      2.55         0.45         2.50
1994-ILA Service
units...........     1.00     0.0220          --         0.0220       (0.0220)      1.00      2.30         0.70         2.20
1993-ILA units..     1.00     0.0222          --         0.0222       (0.0222)      1.00      2.25         0.30         2.22
1993-ILA Admin-
istration units.     1.00     0.0207          --         0.0207       (0.0207)      1.00      2.09         0.45         2.08
1993-ILA Service
units...........     1.00     0.0183          --         0.0183       (0.0183)      1.00      1.84         0.70         1.83
1992-ILA units..     1.00     0.0277          --         0.0277       (0.0277)      1.00      2.82         0.30         2.77
1992-ILA Admin-
istration units.     1.00     0.0266          --         0.0266       (0.0266)      1.00      2.67         0.45         2.66
1992-ILA Service
units...........     1.00     0.0243          --         0.0243       (0.0243)      1.00      2.41         0.70         2.43
1991-ILA units..     1.00     0.0424          --         0.0424       (0.0424)      1.00      4.33         0.32         4.24
1991-ILA Admin-
istration units.     1.00     0.0406          --         0.0406       (0.0406)      1.00      4.17         0.47         4.06
1991-ILA Service
units...........     1.00     0.0386          --         0.0386       (0.0386)      1.00      3.91         0.72         3.86
1990-ILA units..     1.00     0.0550      (0.0001)       0.0549       (0.0549)      1.00      5.64         0.40         5.50
1990-ILA Admin-
istration
units (c).......     1.00     0.0301          --         0.0301       (0.0300)      1.00      5.43(b)      0.55(b)      5.40(b)
1990-ILA Service
units (c).......     1.00     0.0259          --         0.0259       (0.0259)      1.00      5.17(b)      0.80(b)      5.16(b)
1989-ILA units..     1.00     0.0591      (0.0001)       0.0590       (0.0590)      1.00      6.07         0.40         5.91
1988-ILA units..     1.00     0.0487       0.0003        0.0490       (0.0490)      1.00      5.03         0.40         4.87
1987-ILA units..     1.00     0.0413      (0.0003)       0.0410       (0.0410)      1.00      4.23         0.40         4.13
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $1,514,443     0.41%        3.10%
1996-ILA Admin-
istration units.      59,097     0.56         2.96
1996-ILA Service
units...........      28,921     0.81         2.69
1995-ILA units..  $1,342,585     0.42         3.54
1995-ILA Admin-
istration units.      48,773     0.57         3.40
1995-ILA Service
units...........      49,647     0.82         3.13
1994-ILA units..   1,434,965     0.41         2.53
1994-ILA Admin-
istration units.      97,778     0.56         2.39
1994-ILA Service
units...........      36,492     0.81         2.09
1993-ILA units..   1,769,477     0.41         2.11
1993-ILA Admin-
istration units.      99,896     0.56         1.97
1993-ILA Service
units...........      45,172     0.81         1.72
1992-ILA units..   1,333,925     0.42         2.65
1992-ILA Admin-
istration units.      50,225     0.57         2.54
1992-ILA Service
units...........      29,534     0.82         2.31
1991-ILA units..   1,044,986     0.42         4.14
1991-ILA Admin-
istration units.      37,567     0.57         3.96
1991-ILA Service
units...........      52,399     0.82         3.76
1990-ILA units..     603,895     0.40         5.50
1990-ILA Admin-
istration
units (c).......      42,498     0.55(b)      5.40(b)
1990-ILA Service
units (c).......      56,810     0.80(b)      5.16(b)
1989-ILA units..     688,556     0.40         5.91
1988-ILA units..     907,782     0.40         4.87
1987-ILA units..     965,714     0.40         4.13

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

                       AN INTRODUCTION TO THE PORTFOLIOS

  THE TRUST: The Trust is an open-end, management investment company regis-tered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Portfolio is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' invest-ment adviser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Portfolios' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE PORTFOLIOS: Each Portfolio's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Portfolio may invest only in securi-ties that are determined to present minimal credit risk and meet certain other criteria.

    INVESTMENT OBJECTIVES AND POLICIES FOR PRIME OBLIGATIONS PORTFOLIO: To seek to maximize current income to the extent consistent with the preserva-tion of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAX-EXEMPT DIVERSIFIED
  PORTFOLIO: To seek to the extent consistent with the preservation of capi-tal and prescribed portfolio standards, a high level of income exempt from federal income tax by investing primarily in Municipal Instruments, as de-fined herein.

  NET ASSET VALUE: Each Portfolio seeks to maintain a stable net asset value of $1.00 per unit.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Portfolio may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, com-parable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as de-fined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Diversified Portfolio may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. The Prime Obligations Portfolio will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or, to the extent that a Portfolio may purchase Second Tier Secu-rities, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                          INVESTMENT POLICIES MATRIX

                                PRIME OBLIGATIONS PORTFOLIO  TAX-EXEMPT DIVERSIFIED PORTFOLIO
---------------------------------------------------------------------------------------------
  US Treasury Obligations           [_]
---------------------------------------------------------------------------------------------
  US Government Securities          [_]
---------------------------------------------------------------------------------------------
  Bank Obligations
                                    [_]
                                  US Banks Only
---------------------------------------------------------------------------------------------
  Commercial Paper                  [_]                       [_]
                                                             Tax-exempt only
---------------------------------------------------------------------------------------------
  Short-Term Obligations of
   Corporations and Other           [_]
   Entities                       US entities Only
---------------------------------------------------------------------------------------------
  Repurchase Agreements             [_]
---------------------------------------------------------------------------------------------
  Asset-Backed & Receivables-       [_]
   Backed Securities+
---------------------------------------------------------------------------------------------
  Taxable Municipals                [_]
---------------------------------------------------------------------------------------------
  Tax-Exempt Municipals                                       [_]
                                                            At least 80% of net assets in
                                                            Municipal Instruments (except in
                                                            extraordinary circumstances)
---------------------------------------------------------------------------------------------
  Credit Quality****              First Tier                First or Second Tier
---------------------------------------------------------------------------------------------
  Investment Companies              [_]                        [_]
                                  Up to 10% of total        Up to 10% of total assets in
                                  assets in other           other investment companies
                                  investment companies
---------------------------------------------------------------------------------------------
  Unrated Securities                [_]                       [_]
---------------------------------------------------------------------------------------------
  Summary of Taxation for         Taxable federal and       Tax-exempt federal and taxable
   Distributors*                  state**                   state***
---------------------------------------------------------------------------------------------
  Miscellaneous                                             May (but does not currently
                                                            intend to) invest up to 20% in
                                                            AMT securities and may
                                                            temporarily invest in the taxable
                                                            money market instruments
                                                            described herein

Note: See "Description of Securities and Investment Techniques" for a descrip-tion of, and certain criteria applicable to, each of these categories of investments.
   + To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.
   * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
  ** Taxable in many states except for distributions from U.S. Treasury obli-gation interest income and certain U.S. Government securities interest income.
 *** Taxable except for distributions from interest on obligations of an in-
     vestor's state of residence in certain states.
****To the extent permitted by Rule 2a-7, a Portfolio holding a security fully supported by a guarantee may substitute the credit quality of the guarantee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

CUSTODIAL RECEIPTS

  Each Portfolio may also acquire securities issued or guaranteed as to prin-cipal and interest by the U.S. Government, its agencies, authorities or in-strumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered ob-ligations of the U.S. Government.

U.S. BANK OBLIGATIONS

  The Prime Obligations Portfolio may invest in "U.S. Bank Obligations" lim-ited to securities issued or guaranteed by U.S. banks (including certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' ac-ceptances) which have more than $1 billion in total assets at the time of pur-chase. Such obligations may also include debt obligations issued by U.S. sub-sidiaries of such banks.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations Portfolio may invest in "Commercial Paper" (including variable amount master demand notes and asset-backed commercial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, or other entities. In addition, the Portfolio may invest in other short-term obligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations Portfolio may invest in "Asset-Backed and Receivables-Backed Securities" which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale con-tracts, installment loan contracts, leases of various types of real and per-sonal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose-corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insur-ance policy issued by a financial institution, or other credit enhancements may be present. To the extent consistent with its investment objective and policies, the Prime Obligations Portfolio may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future to the extent consistent with its investment objective and poli-cies.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS: Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  Such Municipal Instruments may include:

    (A) fixed rate notes and similar debt instruments rated in the highest short-term rating category or in one of the two highest long-term rating categories;

    (B) variable and floating rate demand instruments rated in the highest short-term or one of the two highest long-term rating categories;

    (C) tax-exempt commercial paper rated in the highest rating category;

    (D) municipal bonds rated in one of the two highest rating categories;
  and

    (E) unrated notes, paper, bonds or other instruments determined to be of comparable quality by the Adviser pursuant to criteria approved by the Trustees.

  As a matter of fundamental policy, at least 80% of the Tax-Exempt Diversi-fied Portfolio's net assets will ordinarily be invested in Municipal Instru-ments, except in extraordinary circumstances. The Portfolio may temporarily invest in taxable money market instruments when the Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Tax-Exempt Diversified Portfolio.

  The Prime Obligations Portfolio may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securi-ties are attractive compared to other taxable investments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Portfolio's average portfolio maturity. There is a risk that the Tax-Exempt Diversified Portfolio will not be considered the owner of a tender option bond for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at ma-turity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Portfolios to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets a Portfolio's quality standards, the Portfolio will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand fea-tures or other unconditional obligations to support the credit of the issuer of the security. A Portfolio may consider the maturity of a variable or float-ing rate Municipal Instrument to be shorter than its ultimate stated maturity if the Portfolio has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate stated maturity, sub-ject to the conditions for using amortized cost valuation under the Investment Company Act. A Portfolio may purchase such variable or floating rate obliga-tions from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Portfolios may invest in industrial devel-opment bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when dis-tributed by the Tax-Exempt Diversified Portfolio as "exempt interest divi-dends" to unitholders under the federal alternative minimum tax. See "Taxes" and "Distributions." The Tax-Exempt Diversified Portfolio may, but does not currently intend to, invest up to 20% of its net assets in private activity bonds. If such policy should change in the future, unitholders would be noti-fied and such investments would not exceed 20% of the Portfolio's net assets.

  OTHER POLICIES. Ordinarily, the Tax-Exempt Diversified Portfolio expects that 100% of its portfolio securities will be Municipal Instruments. However, the Portfolio may hold cash or invest in short-term taxable securities as set forth above. The Portfolio may invest 25% or more of the value of its total assets in Municipal Instruments which are related in such a way that an eco-nomic, business or political development or change affecting one Municipal In-strument would also affect the other Municipal Instruments. For example, the Portfolio may invest all of its assets in (a) Municipal Instruments the inter-est on which is paid solely from revenues from similar projects such as hospi-tals, electric utility systems, multi-family housing, nursing homes, commer-cial facilities (including hotels), steel companies or life care facilities,
(b) Municipal Instruments whose issuers are in the same state, or (c) indus-trial development obligations. Concentration of the Portfolio's investments in these Municipal Instruments will subject the Portfolio, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Portfolio may purchase Municipal Instruments which are backed by let-ters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding the Prime Obligations Portfolio) which have a branch, agency or subsidiary in the United States. In addition, the Portfolios may acquire securities in the form of custodial receipts which evidence owner-ship of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Portfolio may acquire the right to sell the security to another party at a guaranteed price and date.

REPURCHASE AGREEMENTS

  Each Portfolio may only enter into repurchase agreements with primary deal-ers in U.S. Government Securities. A repurchase agreement is an agreement un-der which a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfo-lio, and will be unrelated to the interest rate on the purchased security. A Portfolio's custodian or sub-custodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased secu-rities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the secu-rity and costs associated with delay and enforcement of the repurchase agree-ment. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repur-chase agreements entered into by a Portfolio will be taxable to its unitholders. In addition, each Portfolio, together with other registered in-vestment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repur-chase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  The Portfolios may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond custom-ary settlement time. A Portfolio is required to hold and maintain in a segre-gated account with the Portfolio's custodian or subcustodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued secu-rity or forward commitment prior to settlement if the Adviser deems it appro-priate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of a Portfolio's investments in securities of other investment companies will be subject to the limitations on such invest-ments prescribed by the Investment Company Act. These limits include a prohi-bition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions sub-stantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  RULE 2A-7. Each Portfolio will comply with the conditions for using amor-tized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those conditions relating to maturity, diversi-fication and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Infor-mation.

  INVESTMENT RESTRICTIONS. Each Portfolio is subject to certain investment re-strictions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions and the investment objective of a Portfolio cannot be changed without approval of a majority of the outstanding units of that Portfolio. All policies not spe-cifically designated as fundamental are non-fundamental and may be changed without unitholder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Portfolio may purchase secu-rities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institu-tional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which in-clude fixed time deposits maturing in more than seven days and restricted se-curities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific restricted security, will not be deemed to be illiquid investments for pur-poses of this restriction. The Board of Trustees may adopt guidelines and del-egate to the Adviser the daily function of determining and monitoring the li-quidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securi-ties eligible for resale under Rule 144A will continue to be liquid, the Ad-viser will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities.

  In addition, each Portfolio may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Portfolio (taken at market value) would be invested in such investments. Certain repurchase agree-ments which mature in more than seven days can be liquidated before the nomi-nal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.


                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Portfolios. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $104.9 billion in assets.

  As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.3 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major invest-ment banking and brokerage firm providing a broad range of financing and in-vestment services both in the United States and abroad.

  Pursuant to an SEC order, the Prime Obligations Portfolio may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

  Under the Investment Advisory Agreements, GSAM continually manages each Portfolio, including the purchase, retention and disposition of its securities and other assets. In addition, GSAM administers the Portfolios' business af-fairs and performs various unitholder servicing functions to the extent not provided by other organizations. GSAM may pay a Service Organization, as de-fined herein, other than Goldman Sachs, compensation equal on an annual basis up to .10% of the average daily net assets of the ILA Service Units attribut-able to or held of record by such Service Organization for providing certain unitholder services to its customers. The management of each Portfolio is sub-ject to the supervision of the Trustees and each Portfolio's investment poli-cies. For these services, the Trust, on behalf of each Portfolio, pays GSAM a monthly fee at an annual rate of each Portfolio's average daily net assets as follows:

                                                                    FISCAL YEAR
                                                                       ENDED
                                                        CONTRACTUAL DECEMBER 31,
                                                           RATE         1996
                                                        ----------- ------------
Prime Obligations Portfolio............................     .35%        .35%
Tax-Exempt Diversified Portfolio.......................     .35%        .25%

  The difference, if any, between the stated fees and the actual advisory fees paid by the Portfolios reflects the fact that GSAM did not charge the full amount of the advisory fees to which it would have been entitled.

  GSAM has agreed to reduce or otherwise limit the daily expenses of each Portfolio (excluding fees payable to Service Organizations, as defined herein, distribution and authorized dealer service fees, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses), on an annualized basis, to .43% of the average daily net assets of the Portfolio less the effect of fee reductions, if any. Such reductions or limits, if any, are calculated monthly on a cumulative basis. Any such reductions or limits may be discontinued or modified only with the express approval of the Trust-ees. In addition, GSAM has voluntarily agreed to reduce or limit the Prime Ob-ligations and Tax-Exempt Diversified Portfolios' annual total operating ex-penses (excluding fees payable to Service Organizations, as defined herein, and distribution and authorized dealer service fees), to .42% and .32%, re-spectively, of average daily net assets. GSAM has no current intention to, but may in the future, discontinue or modify either of the limitations at its dis-cretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of units of each Portfolio pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of units of each Portfolio upon the terms described herein. Units of each Portfolio may also be sold by certain investment dealers, including members of the NASD and certain other financial service firms that have sales agreements with Goldman Sachs ("Autho-rized Dealers"). Goldman Sachs, 4900 Sears Tower, Chicago, Illinois also serves as the Transfer Agent of each Portfolio. For the transfer agency serv-ices, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each Portfolio (other than the Prime Obliga-tions Portfolio). Goldman Sachs is entitled to receive a fee from the Prime Obligations Portfolio equal to each classes proportionate share of the total transfer agency fees borne by the Portfolio. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class B shares plus .04% of the average daily net assets of the other classes of the Prime Obligations Portfolio.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolios in order to increase the assets of the Portfo-lios. Increasing the Portfolios' assets may enhance investment flexibility and diversification. Goldman Sachs reserves the right to redeem at any time some or all of the Portfolio units acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Portfolios and other unitholders in deciding whether to redeem its units.

                              ADDITIONAL SERVICES

SERVICE PLAN (ILA SERVICE UNITS ONLY)

  Each Portfolio has adopted a Service Plan with respect to the ILA Service Units which authorizes it to compensate Service Organizations for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Units. Each Portfolio will enter into agreements with Service Organizations, including Goldman Sachs, which purchase ILA Service Units, on behalf of their customers ("Service Agree-ments"). On behalf of its clients who purchase ILA Service Units of a Portfo-lio, Goldman Sachs will provide services as set forth under the Service Agree-ment. The Service Agreements will provide for compensation to each Service Or-ganization in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of that Portfolio attributable to or held in the name of the Service Organization for its customers; provided, how-ever, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The services provided by a Service Organization may include acting, directly or through an agent, as the sole unitholder of record, maintaining account records for its customers, processing orders to purchase, redeem and exchange ILA Service Units for its customers, responding to inquiries from prospective and existing unitholders and assisting customers with investment procedures.

  For the fiscal year ended December 31, 1996, the Trust, on behalf of each Portfolio, paid Service Organizations fees at the annual rate of .40% of each Portfolio's average daily net assets attributable to ILA Service Units.

  Holders of ILA Service Units of a Portfolio will bear all expenses and fees paid to Service Organizations with respect to such Units as well as any other expenses which are directly attributable to such Units.

  Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Service Units in connection with their customer ac-counts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Portfolio.

  All inquiries of beneficial owners of ILA Service Units of the Portfolios should be directed to such owners' Service Organization.

DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS (ILA CLASS B UNITS ONLY)

  DISTRIBUTION PLAN-CLASS B UNITS. Prime Obligations Portfolio, with respect to its ILA Class B Units, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act (the "Class B Distribution Plan"). Un-der the Class B Distribution Plan, Goldman Sachs is entitled to a quarterly fee from the Portfolio for distribution services equal, on an annual basis, to 0.75% of the Portfolio's average daily net assets attributable to its ILA Class B Units.

  Goldman Sachs may use the distribution fee for its expenses of distributing the ILA Class B Units. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class B Distribution Plan in-clude compensation paid to and expenses incurred by authorized dealers, Goldman Sachs and their respective officers, employees and sales representa-tives, commissions paid to authorized dealers, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective unitholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of ILA Class B Units. If the fee received by Goldman Sachs pursuant to the Class B Distribution Plan exceeds its expenses, Goldman Sachs may real-ize a profit from these arrangements. The Class B Distribution Plan will be reviewed and is subject to approval annually by the Board of Trustees of the Trust. The aggregate compensation that may be received under the Class B Dis-tribution Plan for distribution services may not exceed the limitations im-posed by the NASD's Conduct Rules.

  AUTHORIZED DEALER SERVICE PLAN-CLASS B UNITS. Prime Obligations Portfolio, with respect to its ILA Class B Units, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (an "Authorized Dealer Service Plan") pursuant to which Goldman Sachs, Authorized Dealers or other persons are compensated for provid-ing personal and account maintenance services. The Portfolio pays a fee under its Authorized Dealer Service Plan equal on an annual basis to 0.25% of its average daily net assets attributable to its ILA Class B Units. The fee for personal and account maintenance services paid pursuant to an Authorized Dealer Service Plan may be used to make payments to Goldman Sachs, authorized dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, unitholders regarding ownership of their units or their accounts or similar services not otherwise provided on behalf of the Portfolios. The Authorized Dealer Service Plan will be reviewed and is subject to approval annually by the Board of Trustees.

ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Portfolio continuously offers ILA Service Units and the Prime Obliga-tions Portfolio also offers ILA Class B Units through this prospectus, as de-scribed more fully below. ILA Class B Units of the Prime Obligations Portfolio will be typically issued only upon an exchange of Class B Shares of any of the Goldman Sachs Funds (as defined herein) or to accounts which intend to system-atically exchange ILA Class B Units for Class B Shares of any of the Goldman Sachs Funds. If an investor does not specify in the instructions to the Port-folios which class of Units an investor wishes to purchase, exchange or re-deem, the Portfolios will assume that the instructions apply to ILA Service Units, since such units are not subject to any contingent deferred sales charge or distribution fees.

  ILA SERVICE UNITS. ILA Service Units of the Portfolios may be purchased through Goldman Sachs acting as a Service Organization or through Authorized Dealers. ILA Service Units are not subject to any initial or contingent de-ferred sales charge or any fee for distribution services. However, ILA Service Units are subject to a service fee at the annual rate of 0.40% of the Portfo-lios' average daily net assets attributable to ILA Service Units.

  ILA CLASS B UNITS. ILA Class B Units of the Prime Obligations Portfolio may be purchased through Goldman Sachs or through Authorized Dealers. ILA Class B Units are sold without an initial sales charge, but are subject to a contin-gent deferred sales charge ("CDSC"), as described below, if redeemed within six years of purchase. ILA Class B Units are also subject to distribution and authorized dealer service fees of up to 0.75% and 0.25%, respectively, of the Portfolio's average daily net assets attributable to ILA Class B Units. Your entire investment in ILA Class B Units is available to work for you from the time you make your initial investment, but the distribution fee paid by ILA Class B Units will cause your Units (until conversion to ILA Service Units) to have a higher expense ratio and to pay lower dividends than ILA Service Units. ILA Class B Units will automatically convert to ILA Service Units, based on their relative net asset values, eight years after purchase. No CDSC is im-posed upon exchanges between the Prime Obligations Portfolio and another Goldman Sachs Fund. However, units or shares acquired in an exchange will be subject to the CDSC to the same extent as if there had been no exchange. For purposes of determining whether the CDSC is applicable, the length of time an investor has owned units or shares acquired by exchange will be measured from the date the investor acquired the original units or shares and will not be affected by any subsequent exchange. There is a maximum purchase limitation of $250,000 on purchases of ILA Class B Units by each investor.

OFFERING PRICE-ILA CLASS B UNITS

  Investors may purchase ILA Class B Units of the Prime Obligations Portfolio at the next determined net asset value without the imposition of an initial sales charge. However, ILA Class B Units redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table that follows. At re-demption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the units being re-deemed. No CDSC will be imposed on increases in account value above the ini-tial purchase price, including units derived from the reinvestment of divi-dends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of ILA Class B Units. For the purpose of determining the number of years from the time of any pur-chase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of ILA Class B Units, the Portfolio will first redeem units not subject to any CDSC, and then units held longest during the eight-year period. As a result, a redeeming unitholder will pay the lowest possible CDSC.

                                                                    CDSC AS A
                                                                  PERCENTAGE OF
                                                                  DOLLAR AMOUNT
YEAR SINCE PURCHASE                                              SUBJECT TO CDSC
-------------------                                              ---------------
First...........................................................      5.0%
Second..........................................................      4.0%
Third...........................................................      3.0%
Fourth..........................................................      3.0%
Fifth...........................................................      2.0%
Sixth...........................................................      1.0%
Seventh and thereafter..........................................      none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing dis-tribution-related services in connection with the sale of ILA Class B Units, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

  ILA Class B Units of the Prime Obligations Portfolio will automatically con-vert into ILA Service Units of the Prime Obligations Portfolio at the end of the calendar quarter that is eight years after the purchase date, except as noted below. ILA Class B Units of the Portfolio acquired by exchange from Class B Shares of another Goldman Sachs Fund will convert into ILA Service Units based on the date of the initial purchase. ILA Class B Units acquired through reinvestment of distributions will convert into ILA Service Units based on the date of the initial purchase of the units on which the distribu-tion was paid.

  Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on ILA Class B units may be waived or reduced if the redemption relates to (a) re-tirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in section 72 of the Code) of a participant or beneficiary in a Plan; (c) hardship withdraw-als by a participant or beneficiary in a Plan; (d) satisfying the minimum dis-tribution requirements of the Code; (e) the establishment of "substantially equal peri-odic payments" as described in Section 72(t) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or dis-ability (as defined in section 72 of the Code) of a shareholder if the redemp-tion is made within one year of such event; (h) excess contributions being re-turned to a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being reinvested into a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have in-vestment discretion.

GENERAL INFORMATION

  ILA Service Units and ILA Class B Units may be purchased on any Business Day at the net asset value next determined after receipt by State Street Bank and Trust Company ("State Street"), as agent for Goldman Sachs, of both the pur-chase order and the purchase price in federal funds. Purchase orders may be made by contacting Goldman Sachs or, if units are held in a "street name" ac-count, the applicable Authorized Dealer. Since the Portfolios and Goldman Sachs will have no record of the beneficial owner's transactions in a "street name" account, the beneficial owner should contact its Authorized Dealer to purchase, redeem or exchange units, to make changes in or give instructions concerning the account or to obtain information about the account. It is the responsibility of the Authorized Dealer to promptly forward orders and payment to the Portfolios.

  Goldman Sachs may from time to time, at its own expense, provide compensa-tion to certain Authorized Dealers and other persons for performing adminis-trative services to their customers. These services include maintaining ac-count records, processing orders to purchase, redeem and exchange units and responding to certain customer inquires. In addition, these services may also include responding to certain inquiries from and providing written materials to depository institutions about the Portfolios; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to con-duct a mutual fund sales program; acting as liaison between depository insti-tutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository in-stitutions.

PURCHASES BY CHECK

  Initial purchases of ILA Service Units and ILA Class B Units may be made by mailing a completed Account Application along with a Federal Reserve draft or check (except that a third party check will not be accepted) payable only to the appropriate Portfolio and drawn on a U.S. bank and for subsequent invest-ments may be made by mailing a check with the investor's account number to Goldman Sachs Trust (Prime Obligations Portfolio--Indicate Class of Units) or (Tax-Exempt Diversified Portfolio--Service Units), c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. The order becomes effective as soon as the check or draft is converted to federal funds. It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two Business Days after receipt. Payment of redemption proceeds from ILA Service Units and ILA Class B Units purchased by check may be delayed up to 15 days until the check has cleared, as described under "Redemption of Units".

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments in ILA Service Units or ILA Class B Units may be made through a unitholder's bank via the Automated Clearing House Network or a unitholder's checking account via bank draft each month.

Required forms are available from Goldman Sachs or any Authorized Dealer. A minimum investment of $50 is required for Automatic Investment Plans.

PURCHASES

  ILA Service Units and ILA Class B Units of the Prime Obligations Portfolio are deemed to have been purchased when an order becomes effective and are en-titled to dividends as follows:

-------------------------------------------------------------------------------

     IF AN ORDER IS RECEIVED BY
     STATE STREET                  DIVIDENDS BEGIN
     --------------------------   -----------------
     By: 3:00 p.m.--N.Y. time     Same Business Day
---------------------------------------------------
     After: 3:00 p.m.--N.Y. time  Next Business Day
---------------------------------------------------

  ILA Service Units of the Tax-Exempt Diversified Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:

     IF AN ORDER IS RECEIVED BY
     STATE STREET                  DIVIDENDS BEGIN
     --------------------------   -----------------
     By: 1:00 p.m.--N.Y. time     Same Business Day
---------------------------------------------------
     After: 1:00 p.m.--N.Y. time  Next Business Day
---------------------------------------------------

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  ILA Service Units of the Portfolios are purchased at the net asset value per unit without the imposition of a sales charge. ILA Class B Units acquired through an exchange will be purchased at the net asset value per unit and will only be subject to the CDSC of the shares originally held. For purposes of de-termining the amount of any applicable CDSC, the length of time a unitholder has owned ILA Class B Units will be measured from the date the unitholder ac-quired the original Class B shares and will not be affected by any subsequent exchange. Investors should consult their Goldman Sachs Fund Class B shares prospectus to determine the amount of their remaining CDSC.

  Goldman Sachs, as each Portfolio's transfer agent, will maintain a complete record of transactions and ILA Service Units or ILA Class B Units held in each unitholder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The Trust does not have any minimum purchase or account requirements with respect to ILA Service Units. However, Goldman Sachs has established a minimum initial investment requirement of $5,000. Shareholders of any Goldman Sachs Fund who wish to purchase ILA Service Units of the Portfolios or ILA Class B Units of the Prime Obligations Portfolio through an exchange of shares of such a Goldman Sachs Fund may be subject to different minimum investment require-ments. (See "Exchanges," on page 22 of the Prospectus.)

TAX-SHELTERED RETIREMENT PLANS

  The Prime Obligations Portfolio is offered for purchase by retirement plans, including Individual Retirement Account plans for individuals and their non-employed spouses, IRA plans for employees in connection with employer spon-sored SEP, SAR-SEP and SIMPLE IRA plans, and defined contribution plans such as 401(k) Salary Reduction Plans.

  Detailed information concerning these plans and copies of the plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The infor-mation sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

  The minimum initial investment for all such retirement plans is $5,000, ex-cept for certain exchanges of shares of any Goldman Sachs Fund and except that the minimum for tax-sheltered retirement plans is $250. There is a minimum of $50 for all subsequent investments.

                            REPORTS TO UNITHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semiannual report to record holders of ILA Service Units of each Portfolio, including Service Organizations who hold such Units for the benefit of their customers and to unitholders of ILA Class B Units of the Prime Obli-gations Portfolio. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by the Portfolio are also reflected in regular statements issued by Goldman Sachs, in its capacity as transfer agent and income disbursing agent, to unitholders of record. The Service Organizations, including Goldman Sachs, will be responsi-ble for providing similar services to their own customers who are the benefi-cial owners of such Units.

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

  All or substantially all of each Portfolio's net investment income will be declared daily (as of 4:00 p.m. New York time) as a dividend and distributed monthly. Distributions will be made in additional ILA Service Units or ILA Class B Units of the same Portfolio or, at the election of a Service Organiza-tion (with respect to ILA Service Units) or ILA Class B Unitholders, in cash. Such reinvestments will not be subject to any CDSC. The election to reinvest dividends and distributions or receive them in cash may be changed by a Serv-ice Organization or ILA Class B Unitholder at any time upon written notice to Goldman Sachs, in its capacity as transfer agent and income disbursing agent. If no election is made, all dividend and capital gain distributions will be reinvested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in ac-cordance with the requirements of the Code and may be reflected in a Portfo-lio's daily distributions. Each Portfolio may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the dispo-sition of securities during the months of November and December may be dis-tributed during the subsequent calendar year. Although realized gains and losses on the assets of a Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per unit.

  A Portfolio's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Port-folio from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Portfolio, including a pro-portionate share of the general expenses of the Trust.

TAXES

  Each Portfolio is treated as a separate entity for federal income tax pur-poses, has elected to be treated and intends to continue to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each taxable year. To qualify as such, each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to unitholders. As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its unitholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to unitholders as ordinary income, except for any "exempt-interest dividends" paid by the Tax-Exempt Di-versified Portfolio, as described below. Dividends paid by a Portfolio from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the unitholders have held their units. These tax consequences will apply to distributions of either Portfolio regardless of whether distributions are received in cash or reinvested in units. Certain distributions paid by the Portfolios in January of a given year will be taxable to unitholders as if received on December 31 of the year in which they are declared. Unitholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes, including any distributions that may consti-tute a return of capital or any distributions of the Tax-Exempt Diversified Portfolio that may constitute a tax preference item under the federal alterna-tive minimum tax.

  The Tax-Exempt Diversified Portfolio intends to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in unitholders' federal gross income. Dividends paid by the Tax-Exempt Diversi-fied Portfolio from interest on tax-exempt obligations and properly designated by the Portfolio as exempt-interest dividends, including dividends attribut-able to exempt-interest dividends received by the Portfolio from other regu-lated investment companies, will generally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest dividends will be considered in computing the corporate federal alternative minimum tax and the extent, if any, to which so-cial security or railroad retirement benefits are taxable. Persons who are "substantial users" of facilities financed by certain industrial development or private activity bonds should consult their own tax advisers before pur-chasing units of the Tax-Exempt Diversified Portfolio. Interest incurred to purchase or carry units of the Tax-Exempt Diversified Portfolio will not be deductible for federal income tax purposes to the extent related to exempt-in-terest dividends paid by the Portfolio.

  Individuals and certain other classes of unitholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other unitholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Portfolios.

  In addition to federal taxes, a unitholder may be subject to state and local taxes on payments received from a Portfolio. A state income (and possibly lo-cal income and/or intangible property) tax exemption is generally available to the extent a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt munici-pal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for hold-ings of such obligations and/or reporting requirements are satisfied. Unitholders should consult their own tax advisers concerning these matters.

                          AUTOMATIC EXCHANGE PROGRAM

  Unitholders of a Portfolio may elect on the Account Application to automati-cally exchange a specified dollar amount of ILA Service Units or ILA Class B Units for corresponding shares of any Goldman Sachs Fund. In the case of ILA Service Units, such exchanges will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the ex-changed units (i.e., the units to be exchanged were originally issued in ex-change for shares on which a sales charge was paid), in which case the auto-matic exchanges will be made at net asset value. In the case of ILA Class B Unitholders, such exchanges will be made into the relevant Goldman Sachs Fund at net asset value and will be subject to the CDSC of the original shares held. For purposes of determining the amount of any applicable CDSC, the length of time a unitholder has owned ILA Class B Units will be measured from the date the unitholder acquired the original Class B shares and will not be affected by any subsequent exchange. Investors should consult their Goldman Sachs Fund Class B shares prospectus to determine the amount of their applica-ble CDSC. Dividends and/or capital gains of ILA Service Units of each Portfo-lio and ILA Class B Units of the Prime Obligations Portfolio which have been reinvested may be exchanged for corresponding shares of a Goldman Sachs Fund without an initial sales charge or CDSC. These automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereaf-ter and are subject to the following conditions. The minimum dollar amount for automatic exchanges must be at least $50 per month. At the time the election is made (i) the value of the unitholder's account in the Portfolio from which the exchange is made must equal or exceed $5,000 and (ii) the value of the ac-count in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or, if the unitholder has elected the automatic exchange privilege and the value of the acquired fund does not equal the ac-quired fund's minimum, such election must continue until the minimum initial investment requirement is met. The names, addresses and social security or other taxpayer identification numbers for the unitholder accounts with the ex-changed and acquired funds must be identical. A unitholder should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and con-sider its investment objective, policies and applicable fees and expenses be-fore electing an automatic exchange into that Goldman Sachs Fund.

                                   EXCHANGES

  ILA Service Units of each Portfolio and ILA Class B Units of the Prime Obli-gations Portfolio may be exchanged for units of the corresponding class of any Goldman Sachs Fund. A unitholder should obtain and read the prospectus for the relevant Goldman Sachs Fund and consider its investment objectives, policies and applicable fees before making an exchange. Exchanges of ILA Service Units from each Portfolio will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the exchanged units (i.e., the units to be exchanged were originally issued in exchange for shares on which a sales charge was paid), in which case the exchange will be made at net asset value. In the case of ILA Class B Unitholders, such exchanges will be made into the relevant Goldman Sachs Fund at net asset value and will be subject to the CDSC of the original shares held. For purposes of determining the amount of any applicable CDSC, the length of time a unitholder has owned ILA Class B Units will be measured from the date the unitholder acquired the original Class B shares and will not be affected by any subsequent exchange. Investors should consult their Goldman Sachs Fund Class B shares prospectus to determine the amount of their applica-ble CDSC. ILA Service Units of each Portfolio or ILA Class B Units of the Prime Obligations Portfolio purchased through dividend and/or capital gains reinvestment may be exchanged for corresponding shares of a Goldman Sachs Fund without an initial sales charge or CDSC.

  ILA Service Units of a Portfolio acquired in an exchange transaction for shares of a Goldman Sachs Fund will be subject to the CDSC, if any, of the shares of the Goldman Sachs Fund originally held. For purposes of determining the amount of any applicable CDSC, the length of time a unitholder had owned units acquired will be measured from the date the unitholder acquired the original units subject to a CDSC, and will not be affected by any subsequent exchange. A subsequent exchange of ILA Service Units of a Portfolio that are subject to a CDSC (i.e., because the ILA Service Units were acquired in an ex-change transaction for shares of a Goldman Sachs Fund that were subject to a
CDSC) will not be subject to the applicable CDSC at the time of exchange.

  An exchange may be made by contacting an Authorized Dealer or writing to Goldman Sachs Trust, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone ex-changes, by a telephone request to the Transfer Agent at 1-800-526-7384
(9:00 a.m. to 5:00 p.m. New York time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "Re-demption of Units." Under the telephone exchange privilege, units may be ex-changed among accounts with different names, addresses or social security or other taxpayer identification numbers only if the exchange instructions are in writing and are received in accordance with the procedures set forth under "Redemption of Units." In times of drastic economic or market changes the tel-ephone exchange privilege may be difficult to implement.

  In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Units" to confirm that such instructions are genuine. All exchanges are subject to the minimum investment requirements of the Portfolio or Goldman Sachs Fund into which the shares or units are being exchanged. The minimum initial exchange for shareholders of a Goldman Sachs Fund is $5,000 or the full account share balance, whichever is less.

  An exchange fee may be imposed or the exchange privilege may be modified or withdrawn at any time upon 60 days' notice to unitholders. The Trust, the rel-evant fund or Goldman Sachs may reject or restrict purchases of units or shares by a particular purchaser or group, for example, when a pattern of fre-quent purchases and sales of units or shares is evident or if the purchase and sale orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Portfolio or a Goldman Sachs Fund. Exchanges are available only in states where the exchange may be legally made.

                              REDEMPTION OF UNITS

HOW TO REDEEM

  ILA Service Units may be redeemed through Goldman Sachs acting as a Service Organization as specified below.

  ILA Service Units of a Portfolio may be redeemed without charge upon request on any Business Day at the net asset value next determined after receipt by State Street as agent for Goldman Sachs, as a Service Organization, of the re-demption request. ILA Class B Units of the Prime Obligations Portfolio may be redeemed without charge upon request on any Business Day at the net asset value next determined after receipt of the redemption request less any appli-cable CDSC. Investors should consult their Goldman Sachs Fund Class B shares prospectus to determine the amount, if any, of the CDSC at the time of redemp-tion. Redemption requests may be made by contacting Goldman Sachs or, if units are held in a "street name" account, the applicable Authorized Dealer. Written requests may be addressed to Goldman Sachs Trust, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711.

  The Trust accepts telephone requests for redemption of units for amounts up to $50,000 within any seven (7) calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Ap-plication or elected in writing not to utilize telephone redemptions (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Applica-tion, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, unitholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will only be sent to the unitholder's address of record or authorized bank account designated in the Account Application and exchanges of units will only be made to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the unitholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the unitholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a unitholder's address of record. This redemption option does not apply to units held in a "street name" account. Unitholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

  Written requests for redemptions must be signed by each unitholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan associa-tion, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

-------------------------------------------------------------------------------
PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired or mailed to the record holder of ILA Service Units or ILA Class B Units.

--------------------------------------------------------------------------------

    REDEMPTION REQUEST RECEIVED BY
  STATE STREET AS AGENT FOR GOLDMAN           REDEMPTION
                SACHS                     PROCEEDS ORDINARILY           DIVIDENDS
  ---------------------------------       -------------------           ---------
 (1)Prime Obligations Portfolio
 By:3:00 p.m.--N.Y. time             (i) Wire Redemptions Sent     Not earned on Day
                                         Same Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Next Business Day
-----------------------------------------------------------------------------------------
 After: 3:00 p.m.--N.Y. time         (i) Wire Redemptions Sent     Earned on Day
                                         Next Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Within Two Business
                                          Days
-----------------------------------------------------------------------------------------
 (2)Tax-Exempt Diversified Portfolio
 By:12:00 noon--N.Y. time            (i) Wire Redemptions Sent     Not earned on Day
                                         Same Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Next Business Day
-----------------------------------------------------------------------------------------
 After:12:00 noon--N.Y. time         (i) Wire Redemptions Sent     Earned on Day
                                         Next Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Within Two Business
                                          Days
-----------------------------------------------------------------------------------------

  The Portfolios will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Ac-count Application. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after receipt of the properly executed redemption request. For example, payment may be delayed if the Fed-eral Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of inter-mediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organization.

CHECK REDEMPTION PRIVILEGE (ILA SERVICE UNITS ONLY)

  Goldman Sachs or its agent, as a record holder of ILA Service Units of a Portfolio, may elect to have a special account with State Street for the pur-pose of permitting its customers to redeem ILA Service Units from their ac-counts in each Portfolio by check. When State Street receives a completed ap-plication form, Goldman Sachs or its agent, as a record holder of the ILA Service Units, will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and frac-tional ILA Service Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the record holder of ILA Service Units by State Street.

  The check redemption privilege enables a unitholder to receive the dividends declared on the ILA Service Units to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of a unitholder's account. If the amount of a check is greater than the value of the ILA Service Units held in the unitholder's account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

  Goldman Sachs reserves the right to impose conditions on, limit the avail-ability of or terminate the check redemption privilege at any time with re-spect to a particular unitholder or all unitholders in general. The Trust and State Street reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other ILA Service Unitholders of the Portfolios.

                                NET ASSET VALUE

  The net asset value of ILA Service Units of each Portfolio and ILA Class B Units of Prime Obligations Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 P.M. New York time) on each Business Day. Net asset value per unit for each class of units of each Portfolio is calculated by determining the amount of net assets attributable to each class of units and dividing by the number of units for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, the Prime Ob-ligations Portfolio and Tax-Exempt Diversified Portfolio reserve the right to cease accepting purchase and redemption orders for same Business Day credit at the time the PSA recommends that the securities markets close. On days either Portfolio closes early, purchase and redemption orders received after the PSA recommended closing time will be credited to the next Business Day. In addi-tion, each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permit-ted by the SEC.

  Each Portfolio seeks to maintain a net asset value of $1.00 per unit. In this connection, each Portfolio values its portfolio securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to matu-rity of any discount or premium, regardless of the impact of fluctuating in-terest rates on the market value of the instrument. For a more complete de-scription of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Statement of Additional Information. There can be no assurance that a Portfolio will be able at all times to main-tain a net asset value per unit of $1.00.

                               YIELD INFORMATION

  From time to time, each Portfolio may advertise its yield, effective yield and average total return. Average annual total return is determined by comput-ing the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevent period. Each Portfolio may furnish total return calcu-lations based on a cumulative, average, year-by-year or other basis for vari-ous specified periods by means of quotations, charts, graphs or schedules. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the adver-tisement). This income is then annualized; that is, the amount of income generated by the investment during that week is as-sumed to be generated each week over a 52-week period and is shown as a per-centage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is as-sumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Diversified Portfolio may also quote tax-equivalent yield. The Portfolio's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brack-ets for a unitholder.

  Investors should note that the investment results of a Portfolio are based on historical performance and will fluctuate over time. Any presentation of a Portfolio's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an invest-ment may earn or what a Portfolio's total return, yield, effective yield or tax-equivalent yield may be in any future period. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of units in existence. Because each such class of units is subject to different expenses, the net yield of such classes of a Portfolio for the same period may differ. See "Organization and Units of the Portfolios" below.

                   ORGANIZATION AND UNITS OF THE PORTFOLIOS

  Each Portfolio is a series of the Goldman Sachs Trust, which was formed un-der the laws of the State of Delaware on January 28, 1997. The Funds were for-merly series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify units of beneficial interest in separate series, without further action by unitholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of units into one or more classes. (Institutions that provide services to holders of ILA Ad-ministration or ILA Service Units are referred to in this Prospectus as "Serv-ice Organizations").

  When issued, units are fully paid and nonassessable. In the event of liqui-dation, unitholders are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such unitholders. All units are freely transferable and have no preemptive, subscription or conversion rights. Unitholders are entitled to one vote per unit, provided that, at the option of the Trustees, unitholders will be entitled to a number of votes based upon the net asset values represented by their unitholders.

  Units of a Portfolio will be voted separately by Portfolio with respect to matters pertaining to that Portfolio except for the election of Trustees and ratification of independent accountants. For example, unitholders of each Portfolio are required to approve the adoption of any investment advisory agreement relating to that Portfolio and any changes in fundamental investment restrictions or policies of such Portfolio. Approval by the unitholders of one Portfolio is effective only as to that Portfolio.

  The Trust does not intend to hold annual meetings of unitholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the units outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of unitholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other unitholders in connection with requiring a special meeting of unitholders. The Trustees will call a special meeting of unitholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by unitholders.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS
ILA SERVICE UNITS
ILA CLASS B UNITS
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-526-7384

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Unitholder and Portfolio Expenses..........................................   2
Financial Highlights.......................................................   3
An Introduction to the Portfolios..........................................   6
Investment Policies Matrix.................................................   7
Description of Securities and Investment
 Techniques................................................................   8
Investment Limitations.....................................................  12
Management.................................................................  13
Additional Services........................................................  15
 Service Plan..............................................................  15
 Distribution and Authorized Dealer
  Service Plans............................................................  15
 Alternative Purchase Arrangements.........................................  16
Reports to Unitholders.....................................................  20
Distributions and Taxes....................................................  20
Automatic Exchange Program.................................................  22
Exchanges..................................................................  22
Redemption of Units........................................................  24
Net Asset Value............................................................  26
Yield Information..........................................................  26
Organization and Units of the Portfolios...................................  27


ILA PROSVCBMM

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS

                  GOLDMAN SACHS-- INSTITUTIONAL LIQUID ASSETS

                          PRIME OBLIGATIONS PORTFOLIO
TAX-EXEMPT DIVERSIFIED PORTFOLIO

                                  -----------

                                  PROSPECTUS

                                  -----------

                               ILA SERVICE UNITS
                               ILA CLASS B UNITS

                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                 OAKMARK UNITS

                              GOVERNMENT PORTFOLIO
                        TAX-EXEMPT DIVERSIFIED PORTFOLIO

                         A Cash Management Vehicle for
                    Existing and Prospective Shareholders of


                                      LOGO

                                   PROSPECTUS

                                  -----------

                          THE OAKMARK FAMILY OF FUNDS
                            TWO NORTH LASALLE STREET
                          CHICAGO, ILLINOIS 60602-3790

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Unitholder and Portfolio Expenses..........................................   3
Financial Highlights.......................................................   5
An Introduction to the Portfolios..........................................   8
Investment Policies Matrix ................................................  10
Description of Securities and Investment Techniques........................  11
Investment Limitations.....................................................  17
Management.................................................................  18
Net Asset Value............................................................  20
Yield Information..........................................................  20
Organization and Units of the Portfolios...................................  21
Distributions and Taxes....................................................  22
Additional Services........................................................  25
Unitholder Services........................................................  26
How to Purchase Units......................................................  27
How to Redeem Units........................................................  30


 QUESTIONS ABOUT YOUR ACCOUNT:

 If you have questions about your account, please call Oakmark at: 1-800-OAKMARK (1-800-625-6275)

                                 OAKMARK UNITS

GOVERNMENT PORTFOLIO
TAX-EXEMPT DIVERSIFIED PORTFOLIO

The Government Portfolio and Tax-Exempt Diversified Portfolio (the "Portfolios") are portfolios of Goldman Sachs Money Market Trust (the "Trust"), a no-load, open-end, management investment company (a "mutual fund") which includes the Goldman Sachs-Institutional Liquid Assets portfolios. This Prospectus relates to the offering of ILA Service units of beneficial interest of each Portfolio ("Oakmark Units") through Harris Associates, L.P. ("Harris Associates") in its capacity as a Service Organization for the Portfolios.

The Government Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Portfolio pursues its objective by investing in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities") and repurchase agreements relating to U.S. Government Securities.

The Tax-Exempt Diversified Portfolio seeks to provide unitholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income excluded from gross income for federal income tax purposes, by investing primarily in municipal instruments. The Portfolio pursues its objective by investing in a diversified portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political
                                                          (Continued on page 2)

AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.
                               -----------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 1, 1997.

subdivisions, agencies, authorities and instrumentalities, and the District of Columbia.

Goldman Sachs Asset Management (the "Investment Adviser") a separate operating division of Goldman, Sachs & Co. serves as each Portfolio's investment adviser. Goldman, Sachs & Co. serves as each Portfolio's distributor and transfer agent. Harris Associates or its designee will act as nominee and record holder of the Oakmark Units. Investors should be aware that Oakmark Units of the Portfolios may be purchased only through Harris Associates or its designee. Harris Associates is not the distributor of the Portfolios.

OAKMARK UNITS OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               -----------------

This Prospectus provides you with information about the Portfolios that you should know before investing in Oakmark Units. It should be read and retained for future reference. If you would like more detailed information, the Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time, is available upon request without charge by calling The Oakmark Family of Funds at 1-800-OAKMARK (1-800-625-6275) or by writing The Oakmark Family of Funds at Two North LaSalle Street, Chicago, Illinois 60602. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.

                       UNITHOLDER AND PORTFOLIO EXPENSES
                                 OAKMARK UNITS


                                                                     TAX-EXEMPT
                                                          GOVERNMENT DIVERSIFIED
                                                          PORTFOLIO   PORTFOLIO
                                                          ---------- -----------
UNITHOLDER TRANSACTION EXPENSES
 Maximum Sales Charge Imposed on Purchases...............    None       None
 Sales Charge Imposed on Reinvested Distributions........    None       None
 Deferred Sales Load Imposed on Redemptions..............    None       None
 Exchange Fee............................................    None       None
ANNUAL OPERATING EXPENSES (1)
 (as a percentage of average daily net assets)
 Management Fees (after adjustments) (2).................    0.35%      0.26%
 Other Expenses .........................................
  Service Fees...........................................    0.40%      0.40%
  Other Expenses (after expense limitation) (3)..........    0.07%      0.06%
                                                             ----       ----
TOTAL OPERATING EXPENSES (4).............................    0.82%      0.72%
                                                             ----       ----

EXAMPLE OF EXPENSES

  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Government Portfolio.......................   $8     $26     $46     $101
     Tax-Exempt Diversified Portfolio...........   $7     $23     $40      $89

-----------
(1) Based on estimated amounts for the current fiscal year.
(2) The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Tax-Exempt Diversified equal to .09%. Without such limitation, the management fee for the Portfolio would be 0.35%.
(3) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, fees payable to Service Organizations, as defined herein, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.07% of the Government Portfolio's average daily net assets and 0.06% of the Tax Exempt Diversified Portfolio's average daily net assets.
(4) Without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Portfolios for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Government Portfolio......................................  0.09%     0.84%
   Tax-Exempt Diversified Portfolio..........................  0.06%     0.81%

The information set forth in the foregoing table and hypothetical example relates only to Oakmark Units of the Portfolios. The Oakmark Units are ILA Service Units sold through

Harris Associates. The Portfolios also offer ILA Units and ILA Administration Units which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Portfolios may be obtained from your sales representative or from Oakmark by calling the number of the front of this Prospectus. See "Organization and Units of the Portfolios."

Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Service Units in connection with their customer's accounts. Due to the service fees, a long term unitholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s rules regarding investment companies. See "Additional Services." Such fees, if any, may affect the return such customers realize with respect to their investments.

The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear directly of indirectly. The information on fees and expenses included in the table and the hypothetical example above are based on each Portfolio's estimated fees and expenses and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS


  The following data with respect to a unit (of the class specified) of the Government Portfolio and Tax-Exempt Diversified Portfolio outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to unitholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                             INCOME FROM INVESTMENT OPERATIONS
                            ------------------------------------
                                            NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED       TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET         GAIN      INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT ON INVESTMENT INVESTMENT  DISTRIBUTIONS   END OF     TOTAL    AVERAGE NET    AVERAGE
                  OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  TO UNITHOLDERS  PERIOD   RETURN (A)    ASSETS     NET ASSETS
                  --------- ---------- ------------- ----------- -------------- --------- ---------- ------------ ------------
                                                              GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1996-ILA units..    $1.00    $0.0504      $0.0001      $0.0505      $(0.0504)     $1.00      5.15%       0.41%        5.04%
1996-ILA Admin-
istration units.     1.00     0.0489       0.0001       0.0490       (0.0489)      1.00      4.99        0.56         4.89
1996-ILA Service
units...........     1.00     0.0463       0.0001       0.0464       (0.0463)      1.00      4.73        0.81         4.63
1995-ILA units..     1.00     0.0562       0.0002       0.0564       (0.0564)      1.00      5.77        0.41         5.62
1995-ILA Admin-
istration units.     1.00     0.0549       0.0002       0.0551       (0.0551)      1.00      5.62        0.56         5.49
1995-ILA Service
units...........     1.00     0.0519       0.0002       0.0521       (0.0521)      1.00      5.35        0.81         5.19
1994-ILA units..     1.00     0.0378       0.0002       0.0380       (0.0380)      1.00      3.94        0.40         3.78
1994-ILA Admin-
istration units.     1.00     0.0362       0.0002       0.0364       (0.0364)      1.00      3.79        0.55         3.62
1994-ILA Service
units...........     1.00     0.0350       0.0002       0.0352       (0.0352)      1.00      3.53        0.80         3.50
1993-ILA units..     1.00     0.0282       0.0008       0.0290       (0.0291)      1.00      2.94        0.40         2.82
1993-ILA Admin-
istration units.     1.00     0.0267       0.0008       0.0275       (0.0276)      1.00      2.79        0.55         2.67
1993-ILA Service
units...........     1.00     0.0242       0.0006       0.0248       (0.0250)      1.00      2.53        0.80         2.42
1992-ILA units..     1.00     0.0338       0.0027       0.0365       (0.0364)      1.00      3.70        0.40         3.38
1992-ILA Admin-
istration units.     1.00     0.0325       0.0027       0.0352       (0.0351)      1.00      3.55        0.55         3.25
1992-ILA Service
units...........     1.00     0.0309       0.0030       0.0339       (0.0336)      1.00      3.29        0.80         3.09
1991-ILA units..     1.00     0.0567       0.0011       0.0578       (0.0578)      1.00      5.91        0.40         5.67
1991-ILA Admin-
istration units.     1.00     0.0545       0.0011       0.0556       (0.0556)      1.00      5.75        0.55         5.45
1991-ILA Service
units...........     1.00     0.0522       0.0011       0.0533       (0.0533)      1.00      5.49        0.80         5.22
1990-ILA units..     1.00     0.0779       0.0003       0.0782       (0.0782)      1.00      8.11        0.39         7.79
1990-ILA Admin-
istration units
(c).............     1.00     0.0439       0.0004       0.0443       (0.0443)      1.00      7.74(b)     0.55(b)      7.49(b)
1990-ILA Service
units (c) ......     1.00     0.0359       0.0002       0.0361       (0.0363)      1.00      7.42(b)     0.80(b)      7.15(b)
1989-ILA units..     1.00     0.0877       0.0001       0.0878       (0.0878)      1.00      9.15        0.40         8.77
1988-ILA units..     1.00     0.0716       0.0002       0.0718       (0.0718)      1.00      7.42        0.40         7.16
1987-ILA units..     1.00     0.0622       0.0001       0.0623       (0.0624)      1.00      6.43        0.40         6.22

                                      RATIOS ASSUMING NO
                                    WAIVER OF FEES AND NO
                                     EXPENSE LIMITATIONS
                                 --------------------------
                         NET                   RATIO OF NET
                      ASSETS AT  RATIO OF NET   INVESTMENT
                        END OF   EXPENSES TO    INCOME TO
                        PERIOD   AVERAGE NET   AVERAGE NET
                      (IN 000S)    ASSETS        ASSETS
                      ---------- ------------  ------------
                              GOVERNMENT PORTFOLIO
-----------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1996-ILA units..      $  694,651    0.44%        5.01%
1996-ILA Admin-
istration units.          36,055    0.59         4.86
1996-ILA Service
units...........          94,228    0.84         4.60
1995-ILA units..         570,469    0.43         5.60
1995-ILA Admin-
istration units.          47,558    0.58         5.47
1995-ILA Service
units...........          85,401    0.83         5.17
1994-ILA units..         881,520    0.44         3.74
1994-ILA Admin-
istration units.          95,483    0.59         3.58
1994-ILA Service
units...........         156,930    0.84         3.46
1993-ILA units..       1,315,378    0.43         2.79
1993-ILA Admin-
istration units.         161,845    0.58         2.64
1993-ILA Service
units...........         101,272    0.83         2.39
1992-ILA units..       1,785,472    0.42         3.36
1992-ILA Admin-
istration units.         461,542    0.57         3.23
1992-ILA Service
units...........          56,389    0.82         3.07
1991-ILA units..       2,103,627    0.43         5.64
1991-ILA Admin-
istration units.         464,060    0.58         5.42
1991-ILA Service
units...........         200,176    0.83         5.19
1990-ILA units..       2,203,756    0.39         7.79
1990-ILA Admin-
istration units
(c).............         296,313    0.55(b)      7.49(b)
1990-ILA Service
units (c) ......         132,888    0.80(b)      7.15(b)
1989-ILA units..       2,268,330    0.40         8.77
1988-ILA units..       2,197,796    0.40         7.16
1987-ILA units..       2,243,870    0.40         6.22
-------------------------------------------------------------------------------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b) Annualized.
(c) ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                      INCOME FROM INVESTMENT OPERATIONS
                                     ------------------------------------
                                                     NET
                           NET ASSET              REALIZED       TOTAL                    NET ASSET            RATIO OF NET
                           VALUE AT     NET      GAIN (LOSS)  INCOME FROM                 VALUE AT             EXPENSES TO
                           BEGINNING INVESTMENT ON INVESTMENT INVESTMENT   DISTRIBUTIONS     END      TOTAL    AVERAGE NET
                           OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS   TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS
                           --------- ---------- ------------- -----------  -------------- --------- ---------- ------------
                                            TAX-EXEMPT DIVERSIFIED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1996-ILA units..             $1.00    $0.0320     $    --       $0.0320       $(0.0320)     $1.00      3.25%       0.31%
1996-
ILA Administration units.     1.00     0.0306          --        0.0306        (0.0306)      1.00      3.09        0.46
1996-ILA Service
units...........              1.00     0.0279          --        0.0279        (0.0279)      1.00      2.84        0.71
1995-ILA units..              1.00     0.0365          --        0.0365        (0.0365)      1.00      3.72        0.31
1995-ILA Admin-
istration units.              1.00     0.0351          --        0.0351        (0.0352)      1.00      3.57        0.46
1995-ILA Service
units...........              1.00     0.0324          --        0.0324        (0.0325)      1.00      3.31        0.71
1994-ILA units..              1.00     0.0264          --        0.0264        (0.0264)      1.00      2.71        0.30
1994-ILA Admin-
istration units.              1.00     0.0250          --        0.0250        (0.0250)      1.00      2.55        0.45
1994-ILA Service
units...........              1.00     0.0220          --        0.0220        (0.0220)      1.00      2.30        0.70
1993-ILA units..              1.00     0.0222          --        0.0222        (0.0222)      1.00      2.25        0.30
1993-ILA Admin-
istration units.              1.00     0.0207          --        0.0207        (0.0207)      1.00      2.09        0.45
1993-ILA Service
units...........              1.00     0.0183          --        0.0183        (0.0183)      1.00      1.84        0.70
1992-ILA units..              1.00     0.0277          --        0.0277        (0.0277)      1.00      2.82        0.30
1992-ILA Admin-
istration units.              1.00     0.0266          --        0.0266        (0.0266)      1.00      2.67        0.45
1992-ILA Service
units...........              1.00     0.0243          --        0.0243        (0.0243)      1.00      2.41        0.70
1991-ILA units..              1.00     0.0424          --        0.0424        (0.0424)      1.00      4.33        0.32
1991-ILA Admin-
istration units.              1.00     0.0406          --        0.0406        (0.0406)      1.00      4.17        0.47
1991-ILA Service
units...........              1.00     0.0386          --        0.0386        (0.0386)      1.00      3.91        0.72
1990-ILA units..              1.00     0.0550      (0.0001)      0.0549        (0.0549)      1.00      5.64        0.40
1990-ILA Admin-
  istration
  units (c).....              1.00     0.0301          --        0.0301        (0.0300)      1.00      5.43(b)     0.55(b)
1990-ILA Service
units (c).......              1.00     0.0259          --        0.0259        (0.0259)      1.00      5.17(b)     0.80(b)
1989-ILA units..              1.00     0.0591      (0.0001)      0.0590        (0.0590)      1.00      6.07        0.40
1988-ILA units..              1.00     0.0487       0.0003       0.0490        (0.0490)      1.00      5.03        0.40
1987-ILA units..              1.00     0.0413      (0.0003)      0.0410        (0.0410)      1.00      4.23        0.40

                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                        -------------------------
                                RATIO OF NET    NET                  RATIO OF NET
                                 INVESTMENT  ASSETS AT  RATIO OF NET  INVESTMENT
                                 INCOME TO     END OF   EXPENSES TO   INCOME TO
                                AVERAGE NET    PERIOD   AVERAGE NET  AVERAGE NET
                                   ASSETS    (IN 000S)     ASSETS       ASSETS
                                ----------- ---------- ------------ ------------
1996-ILA units..                    3.20%   $1,514,443     0.41%        3.10%
1996-
ILA Administration units.           3.06        59,097     0.56         2.96
1996-ILA Service
units...........                    2.79        28,921     0.81         2.69
1995-ILA units..                    3.65     1,342,585     0.42         3.54
1995-ILA Admin-
istration units.                    3.51        48,773     0.57         3.40
1995-ILA Service
units...........                    3.24        49,647     0.82         3.13
1994-ILA units..                    2.64     1,434,965     0.41         2.53
1994-ILA Admin-
istration units.                    2.50        97,778     0.56         2.39
1994-ILA Service
units...........                    2.20        36,492     0.81         2.09
1993-ILA units..                    2.22     1,769,477     0.41         2.11
1993-ILA Admin-
istration units.                    2.08        99,896     0.56         1.97
1993-ILA Service
units...........                    1.83        45,172     0.81         1.72
1992-ILA units..                    2.77     1,333,925     0.42         2.65
1992-ILA Admin-
istration units.                    2.66        50,225     0.57         2.54
1992-ILA Service
units...........                    2.43        29,534     0.82         2.31
1991-ILA units..                    4.24     1,044,986     0.42         4.14
1991-ILA Admin-
istration units.                    4.06        37,567     0.57         3.96
1991-ILA Service
units...........                    3.86        52,399     0.82         3.76
1990-ILA units..                    5.50       603,895     0.40         5.50
1990-ILA Admin-
  istration
  units (c).....                    5.40(b)     42,498     0.55(b)      5.40(b)
1990-ILA Service
units (c).......                    5.16(b)     56,810     0.80(b)      5.16(b)
1989-ILA units..                    5.91       688,556     0.40         5.91
1988-ILA units..                    4.87       907,782     0.40         4.87
1987-ILA units..                    4.13       965,714     0.40         4.13

-------------------------------------------------------------------------------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(b) Annualized.
(c) ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

                       AN INTRODUCTION TO THE PORTFOLIOS


  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This Prospectus relates to the offering of ILA Service Units ("Oakmark Units") of the Portfolios through Harris Associates, L.P. ("Harris Associates") in its capacity as a Service Organization for the Portfolios. Each Portfolio is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' investment adviser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Portfolios' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE PORTFOLIOS: Each Portfolio's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Portfolio may invest only in securities that are determined to present minimal credit risk and meet certain other criteria.

    INVESTMENT OBJECTIVES AND POLICIES FOR THE GOVERNMENT PORTFOLIO: To maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

    INVESTMENT OBJECTIVE AND POLICIES FOR THE TAX-EXEMPT DIVERSIFIED
  PORTFOLIO: To provide unitholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in Municipal Instruments, as defined herein.

  NET ASSET VALUE: Each Portfolio seeks to maintain a stable net asset value of $1.00 per unit.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Portfolio may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as defined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Diversified Portfolio may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. The Government Portfolio will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased only if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Portfolio may purchase Second Tier Securities, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of each NRSRO's rating categories, see Appendix A to the Statement of Additional Information.

                          INVESTMENT POLICIES MATRIX

                       GOVERNMENT
                        PORTFOLIO          TAX-EXEMPT DIVERSIFIED PORTFOLIO
-------------------------------------------------------------------------------
  US Treasury         .
   Obligations
-------------------------------------------------------------------------------
  US Government       .
   Securities
-------------------------------------------------------------------------------
  Commercial Paper                      .
                                      Tax-exempt only
-------------------------------------------------------------------------------
  Repurchase          .
   Agreements
-------------------------------------------------------------------------------
  Tax-Exempt                            .
   Municipals                         At least 80% of net assets in Municipal
                                      Instruments (except in extraordinary
                                      circumstances)
-------------------------------------------------------------------------------
  Credit            First Tier        First or Second Tier
   Quality****
-------------------------------------------------------------------------------
  Investment          .                 .
   Companies        Up to 10% of      Up to 10% of total assets in other
                    total assets in   investment companies
                    other investment
                    companies
-------------------------------------------------------------------------------
  Unrated                               .
   Securities
-------------------------------------------------------------------------------
  Summary of        Taxable federal   Tax-exempt federal and taxable state***
   Taxation*        and state**
-------------------------------------------------------------------------------
  Miscellaneous                       May (but does not currently intend to)
                                      invest up to 20% in AMT securities and
                                      may temporarily invest in the taxable
                                      money market instruments described herein

Note: See "Description of Securities and Investment Techniques" for a description of, and certain criteria applicable to, each of these categories of investments.

* See "Taxes" below for an explanation of the tax consequences summarized in the table above.
** Taxable in many states except for distributions from U.S. Treasury obligation interest income and certain U.S. Government Securities interest income.
*** Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.
**** To the extent permitted by Rule 2a-7, a Portfolio holding a security fully supported by a guarantee may substitute the credit quality of the guarantee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES


U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

CUSTODIAL RECEIPTS

  The Tax-Exempt Diversified Portfolio may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS: Obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  Such Municipal Instruments may include:

  (A) fixed rate notes and similar debt instruments rated in the highest short-term rating category or in one of the two highest long-term rating categories;

  (B) variable and floating rate demand instruments rated in the highest short-term or one of the two highest long-term rating categories;

  (C) tax-exempt commercial paper rated in the highest rating category;

  (D) municipal bonds rated in one of the two highest rating categories; and

  (E) unrated notes, paper, bonds or other instruments determined to be of comparable quality by the Adviser pursuant to criteria approved by the Trustees.

  As a matter of fundamental policy, at least 80% of the Tax-Exempt Diversified Portfolio's net assets will ordinarily be invested in Municipal Instruments, except in extraordinary circumstances. The Portfolio may temporarily invest in taxable money market instruments when the Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Tax-Exempt Diversified Portfolio.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed as "exempt-interest dividends" to unitholders under the federal alternative minimum tax. See "Taxes" and "Distributions." The Tax-Exempt Diversified Portfolio does not currently intend to invest in such bonds. If such policy should change in the future, unitholders would be notified and such investments would not exceed 20% of the Portfolio's net assets.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Portfolio's average portfolio maturity. There is a risk that the Portfolio will not be considered the owner of a tender option bond for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually have demand features that permit the Portfolios to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets the Portfolio's quality standards, the Portfolio will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand features or other unconditional to support the credit of the issuer of the security. The Portfolio may consider the maturity of a variable or floating rate Municipal Instrument to be shorter that its ultimate stated maturity if the Portfolio has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. The Portfolio may purchase such variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  OTHER POLICIES. Ordinarily, the Tax-Exempt Diversified Portfolio expects that 100% of its portfolio securities will be Municipal

Instruments. However, the Portfolio may hold cash or invest in short-term taxable securities as set forth above. The Portfolio may invest 25% or more of the value of its total assets in Municipal Instruments which are related in such a way that an economic, business or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, the Portfolio may invest all of its assets in (a) Municipal Instruments the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Instruments whose issuers are in the same state or (c) industrial development obligations. Concentration of the Portfolio's investments in these Municipal Instruments will subject the Portfolio, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  The Tax-Exempt Diversified Portfolio may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding the Government Portfolio) which have a branch, agency or subsidiary in the United States. In addition, the Portfolio may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal Instrument, the Tax-Exempt Diversified Portfolio may acquire the right to sell the security to another party at a guaranteed price and date.

REPURCHASE AGREEMENTS

  Each Portfolio may only enter into repurchase agreements with primary dealers in U.S. Government Securities. A repurchase agreement is an agreement under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. A Portfolio's custodian or sub-custodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distribution of the income from repurchase agreements entered into by a Portfolio will be taxable to its unitholders. In addition, each Portfolio, together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. A Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian or subcustodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of the Portfolio's investments in securities of other investment companies will be subject to the limitations on such investments prescribed by the Investment Company Act. These limits include a prohibition on the Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of its total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS


  Each Portfolio will comply with the conditions for using amortized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those conditions related to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information.

  INVESTMENT RESTRICTIONS. Each Portfolio is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions and the investment objective of a Portfolio cannot be changed without approval of a majority of the outstanding units of that Portfolio. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which include fixed time deposits maturing in more than seven days and restricted securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific restricted security, will not be deemed to be illiquid investments for purposes of this restriction. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in each Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  In addition, each Portfolio may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that

Portfolio (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.


                                  MANAGEMENT


THE ADVISER

  GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman, Sachs & Co., acts as investment adviser to the Portfolios. Goldman Sachs registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in assets.

  As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.3 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad.

  Pursuant to an SEC order, the Government Portfolio may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

  Under its Investment Advisory Agreement, GSAM continually manages each Portfolio, including the purchase, retention and disposition of its securities and other assets. In addition, GSAM administers each Portfolio's business affairs and performs various unitholder servicing functions to the extent not provided by other organizations. The management of each Portfolio is subject to the supervision of the Board of Trustees and each Portfolio's investment policies. For these services, the Trust, on behalf of each Portfolio, pays GSAM a monthly fee at an annual rate of each Portfolio's average daily net assets as follows:

                                                                        FISCAL
                                                          CONTRACTUAL YEAR ENDED
                                                             RATE      12/31/96
                                                          ----------- ----------
      Government Portfolio...............................     .35%       .35%
      Tax-Exempt Diversified Portfolio...................     .35%       .25%

  The difference between the stated advisory fee and the actual fee paid by the Tax-Exempt Diversified Portfolio reflects the fact that GSAM did not charge the full amount of the advisory fee to which it would have been entitled.

  GSAM has agreed to reduce or otherwise limit the daily expenses of each Portfolio (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) on an annualized basis to .43% of the average daily net assets of the Portfolio less the effect of fee reductions, if any. Such reductions or limits, if any, are calculated monthly on a cumulative basis. Any such reductions or limits may be discontinued or modified only with the express approval of the Trustees. In addition, GSAM has voluntarily agreed to reduce or limit the Government and Tax-Exempt Diversified Portfolios' annual total operating expenses (excluding fees payable to Service Organizations, as defined herein) to .42% and .32%, respectively, of average daily net assets. GSAM has no current intention to, but may in the future, discontinue or modify any of such limitations at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Distributor of units of each Portfolio pursuant to a Distribution Agreement with each Portfolio. The Distributor will assist in the sale of units of the Portfolios upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Portfolio. For the transfer agency services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each Portfolio.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolios in order to increase the assets of the Portfolios. Increasing the Portfolios' assets may enhance investment flexibility and diversification. Goldman Sachs reserves the right to redeem at any time some or all of the Portfolio units acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Portfolios and other unitholders in deciding whether to redeem its units.

                                NET ASSET VALUE


  The net asset value of the Portfolios is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. Net asset value per unit for each class of units of each Portfolio is calculated by determining the amount of net assets attributable to each class of units and dividing by the number of units for such class.

  On any Business Day, as defined herein, when the Public Securities Association ("PSA") recommends that the securities market close early, the Government and Tax-Exempt Diversified Portfolios reserve the right to cease, accepting purchase and redemption orders for same Business Day credit at the time the PSA recommends that the securities market close. On days either Portfolio closes early, purchase and redemption orders received after the PSA recommended closing time will be credited for the next Business Day. In addition, each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

  Each Portfolio seeks to maintain a net asset value of $1.00 per unit. In this connection, each Portfolio values its securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For a more complete description of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Statement of Additional Information. There can be no assurance that a Portfolio will be able at all times to maintain a net asset value per unit of $1.00.


                               YIELD INFORMATION


  From time to time, each Portfolio may advertise its yield, effective yield and average total return. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Portfolio may furnish total return calculations based on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Diversified Portfolio may also quote tax-equivalent yield. The Portfolio's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a unitholder.

  Investors should note that the investment results of a Portfolio are based on historical performance and will fluctuate over time. Any presentation of a Portfolio's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an investment may earn or what a Portfolio's total return, yield, effective yield or tax-equivalent yield may be in any future period. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calculated separately for each class of units in existence. Because each such class of units is subject to different expenses, the total return and net yield of such classes of a Portfolio for the same period may differ. See "Organization and Units of the Portfolios" below.


                   ORGANIZATION AND UNITS OF THE PORTFOLIOS


  Each Portfolio is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to classify or reclassify any series or portfolio of units into one or more classes. (Institutions that provide services to holders of ILA Service Units are referred to in this Prospectus as "Service Organizations").

  When issued, units are fully paid and nonassessable. In the event of liquidation, unitholders are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such unitholders. All units are freely transferable and have no preemptive, subscription or conversion rights. Unitholders are entitled to one vote per unit, provided that, at the option of the Trustees, Unitholders will be entitled to a number of votes based upon the net asset values represented by their unitholders.

  Units of a Portfolio will be voted separately by Portfolio with respect to matters pertaining to that Portfolio except for the election of Trustees and ratification of independent accountants. For example, unitholders of each Portfolio are required to approve the adoption of any investment advisory agreement relating to that Portfolio and any changes in fundamental investment restrictions or policies of such Portfolio. Approval by the unitholders of one Portfolio is effective only as to that Portfolio.

  The Trust does not intend to hold annual meetings of unitholders. However, pursuant to the Trust's By-Laws, the record holders of at least 10% of the units outstanding and entitled to vote at a special meeting may, require the Trust to hold such special meeting of unitholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other unitholders in connection with requiring a special meeting of unitholders. The Trustees will call a special meeting of unitholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by unitholders.



                            DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

  All or substantially all of each Portfolio's net investment income will be declared daily (as of 4:00 p.m. New York time) as a dividend and paid to Harris Associates for distribution to holders of Oakmark Units monthly. Distributions will be made in additional Oakmark Units of the same Portfolio or, at the election of holders of Oakmark Units, in cash. The election to reinvest dividends and distributions in Oakmark Units or receive them in cash may be changed by providing written notice to Oakmark. If no election is made, all dividends and capital gain distributions will be reinvested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code and may be reflected in a Portfolio's daily distributions. Each Portfolio may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per unit.

  A Portfolio's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Portfolio from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Portfolio, including a proportionate share of the general expenses of the Trust.

TAXES

  Each Portfolio is treated as a separate entity for federal income tax purposes, has elected to be treated and intends to continue to qualify and be treated as a regulated investment company under Subchapter M of the Code for each taxable year. To qualify as such, each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to unitholders. As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its unitholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to unitholders as ordinary income, except for any "exempt interest dividends" paid by the Tax-Exempt Diversified Portfolio, as described below. Dividends paid by a Portfolio from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the unitholders have held their units. These tax consequences will apply to distributions of any Portfolio regardless of whether distributions are received in cash or reinvested in units. Certain distributions paid by the Portfolios in January of a given year will be taxable to unitholders as if received on December 31 of the year in which they are declared. Unitholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of the Tax-Exempt Diversified Portfolio that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Diversified Portfolio intends to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in unitholders' federal gross income. Dividends paid by the Portfolio from interest on tax-exempt obligations and properly designated by the Portfolio as exempt-interest dividends, including dividends attributable to exempt-interest dividends received by the Portfolio from other regulated investment companies, will generally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest dividends will be considered in computing the corporate federal alternative minimum tax, and the extent, if any, to which social security or railroad retirement benefits are taxable. Persons who are "substantial users" of facilities financed by certain industrial development or private activity bonds should consult their own tax advisers before purchasing units of the Portfolio. Interest incurred to purchase or carry units of the Portfolio will not be deductible for federal income tax purposes to the extent related to exempt-interest dividends paid by the Portfolio and may not be deductible in whole or in part for state income tax purposes.

  Individuals and certain other classes of unitholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other unitholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Portfolio.

  In addition to federal taxes, a unitholder may be subject to state and local taxes on payments received from a Portfolio. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable
to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Unitholders should consult their own tax advisers concerning these matters.


                              ADDITIONAL SERVICES


  Each Portfolio has adopted a Service Plan with respect to the ILA Service Units which authorizes it to compensate Service Organizations, including Harris Associates, for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Units. Each Portfolio will enter into agreements with Service Organizations which purchase ILA Service Units, on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organization in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of that Portfolio attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The services provided by a Service Organization may include acting, directly or through an agent, as the sole unitholder of record, maintaining account records for its customers, processing orders to purchase, redeem and exchange ILA Service Units for its customers, responding to inquiries from prospective and existing unitholders and assisting customers with investment procedures. In addition, GSAM, at its own expense, may pay a Service Organization compensation equal on an annual basis up to .10% of the average daily net assets of the ILA Service Units held of record by such Service Organization for providing certain additional services to its customers. Such compensation will not represent an additional expense to the Portfolio or its unitholders, since it will be paid from the assets of GSAM.

  For the fiscal year ended December 31, 1996, the Trust, on behalf of each Portfolio, paid Service Organizations fees at the annual rate of .40% of each Portfolio's average daily net assets attributable to ILA Service Units.

  Holders of ILA Service Units of a Portfolio will bear all expenses and fees paid to Service Organizations with respect to such Units as well as any other expenses which are directly attributable to such Units.

  Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Service Units in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Portfolio.

  All inquiries of beneficial owners of ILA Service Units of the Portfolios should be directed to such owners' Service Organization.


                              UNITHOLDER SERVICES


REPORTING TO UNITHOLDERS

  You will receive a confirmation statement from Oakmark reflecting each of your purchases and redemptions of Oakmark Units, as well as periodic statements detailing distributions made by the Portfolios. In addition, Oakmark will send you semiannual and annual reports containing audited financial statements and will provide you annually with tax information.

IRA PLAN

  Harris Associates Investment Trust has a master individual retirement account (IRA) plan that allows you to invest on a tax-sheltered basis in the Government Portfolio and The Oakmark Funds as defined below. The plan also permits you to "roll over" or transfer to your Oakmark IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish an IRA with the Government Portfolio and the Funds to which your employer may contribute annually up to the lesser of 15% of your earned income or $30,000, subject to special rules designed to avoid discrimination. Because the Trust has determined that the Tax-Exempt Diversified Portfolio is not a suitable investment for IRA accounts, the Portfolio is not available for IRA investments.

SPECIAL WAYS TO INVEST OR REDEEM

  In addition to the ways to purchase or redeem Oakmark Units described above, the New Account Purchase Application offers you the following additional investment and redemption options:

  AUTOMATIC INVESTMENTS--purchase Oakmark Units each month with payment by electronic transfer from your bank account ($100-$50,000 per transaction).

  TELEPHONE INVESTMENTS--purchase Oakmark Units by placing a telephone order and paying for them by electronic transfer from your bank account ($100- $50,000 per transaction).

  SYSTEMATIC WITHDRAWALS--redeem a fixed dollar amount of Oakmark Units each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account (up to $50,000 per transaction for electronic transfers).


                             HOW TO PURCHASE UNITS


  You may purchase Oakmark Units of either Portfolio by check, by wire, by electronic transfer or by exchange through State Street Bank and Trust Company as agent for Harris Associates ("Oakmark"). There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000. Minimum subsequent investments are $100, except for reinvestments of dividends and capital gain distributions.

BY CHECK

  To make an initial purchase of units, complete and sign the New Account Purchase Application and mail it to the Oakmark Family of Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510, together with a check for the total purchase amount payable to State Street Bank and Trust Company.

  You may make subsequent investments by submitting a check (except that a third party check will not be accepted) along with either the stub from your Portfolio account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100. Oakmark will not accept cash, drafts, third party checks or checks drawn on banks outside of the United States. If your order to purchase Oakmark Units of a Portfolio is cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Oakmark.

BY WIRE

  You may also pay for Oakmark Units by instructing your bank to wire money to Oakmark. Your bank may charge you a fee for sending the wire. IF YOU ARE OPENING A NEW ACCOUNT BY WIRE TRANSFER, YOU MUST FIRST TELEPHONE OAKMARK AT 1-800-OAKMARK (1-800-625-6275) TO REQUEST AN ACCOUNT NUMBER AND FURNISH YOUR SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER. Neither the Portfolios nor Oakmark will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

BY ELECTRONIC TRANSFER

  If you have an established Portfolio account you may make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request by calling 1-800-OAKMARK (1-800-625-6275) or at pre-scheduled intervals. (See "Unitholder Services.") Electronic transfer purchases are subject to a $100 minimum and a $50,000 maximum. You may not open a new account through electronic transfer.

BY EXCHANGE

  You may purchase Oakmark Units of the Portfolios by exchange of Oakmark Units from the GS Short Duration Tax-Free Fund or shares from The Oakmark Fund, The Oakmark Select Fund, The Oakmark International Fund, The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Small Cap Fund ("The Oakmark Funds") either by phone or by mail. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. Please review the information under "How to Redeem Units--By Exchange."

PURCHASE AMOUNT AND DIVIDENDS

  Oakmark Units of each Portfolio may be purchased on any business day at the net asset value next determined after receipt by Oakmark of both the purchase order and the purchase amount in federal funds.

  Purchases of Oakmark Units may be made by check or wire transfer. PURCHASES ARE EFFECTIVE AS SOON AS A CHECK IS CONVERTED TO FEDERAL FUNDS. Purchases by wire transfer will be effected the day the wire transfer is received if the wire transfer is received prior to the respective Portfolio's cut-off time as noted below. It is expected that checks will ordinarily be converted to federal funds within two business days after receipt. A purchase by check is deemed to be effective prior to the Portfolio's cut-off time noted below on the date such purchase proceeds convert to Federal Funds. Oakmark Units purchased by check may not be redeemed until the check has cleared, as described under "How to Redeem Units."

-------------------------------------------------------------------------------

  Oakmark Units of the Government Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:

   IF ORDER IS RECEIVED BY
   OAKMARK                       DIVIDENDS BEGIN
   -----------------------      -----------------
   By: 3:00 p.m.--N.Y. time     Same Business Day
   After: 3:00 p.m.--N.Y. time  Next Business Day

-------------------------------------------------------------------------------

  Oakmark Units of the Tax-Exempt Diversified Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:

   IF ORDER IS RECEIVED BY
   OAKMARK                       DIVIDENDS BEGIN
   -----------------------      -----------------
   By: 1:00 p.m.--N.Y. time     Same Business Day
   After: 1:00 p.m.--N.Y. time  Next Business Day

-------------------------------------------------------------------------------

GENERAL

  Each purchase order for Oakmark Units must be accepted by Oakmark. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the Oakmark Units. Oakmark reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of a Portfolio's unitholders. Oakmark uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If Oakmark does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Oakmark will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

                              HOW TO REDEEM UNITS


BY MAIL

  You may redeem all or any part of your Oakmark Units of a Portfolio upon your written request delivered to the Oakmark Family of Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510.

  Your redemption request must:

    (1) identify the Portfolio and give your account number;

    (2) specify the number of units or dollar amount to be redeemed;

    (3) be signed in ink by all owners exactly as their names appear on the account; and

    (4) for redemptions payable to an address other than the unitholder address of record, include an ink-stamped guarantee by an "eligible guarantor institution" as defined in the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public) for each signature on the redemption request (the guarantee must use the phrase "signature guaranteed" and must include the name of the guarantor bank firm and an authorized signature).

  Special rules apply to redemptions by corporations, trusts and partnerships. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before Oakmark Units can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

BY EXCHANGE

  You may redeem all or any portion of your Oakmark Units of a Portfolio and use the proceeds to purchase Oakmark Units of the GS

Short Duration Tax-Free Fund or shares of The Oakmark Funds if your signed, properly completed New Account Purchase Application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. Before exchanging, you should obtain a prospectus from The Oakmark Family of Funds and read it carefully. The exchange privilege is not an offering or recommendation of shares of The Oakmark Funds. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "By Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege.)

SPECIAL REDEMPTION PRIVILEGES

  The Telephone Exchange and Telephone Redemption Privileges will be established automatically when you open your account unless you elect on your New Account Purchase Application to decline these Privileges. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. Oakmark Units held in an IRA account may not be redeemed by telephone.

BY CHECK

  Holders of Oakmark Units of a Portfolio may elect to have checks issued to them in order to redeem Oakmark Units from their accounts in each Portfolio. When Oakmark receives a completed New Account Purchase Application and signature card, Oakmark will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to Oakmark for payment, a sufficient number of full and fractional Oakmark Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the recordholder of Oakmark Units by Oakmark.

  The check redemption privilege enables a unitholder to receive the dividends declared on the Oakmark Units to be redeemed until the date the check is processed. Because of this feature, the check redemption privilege may not be used for complete liquidation of a unitholder's account. If the amount of a check is greater than the value of the Oakmark Units held in the unitholder's account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

  Oakmark reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular unitholder or all unitholders in general. The Portfolios and Oakmark reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other Oakmark unitholders of the Portfolios.

TELEPHONE EXCHANGE PRIVILEGE

  You may use the Telephone Exchange Privilege to exchange among The Oakmark Funds and the Portfolios by calling 1-800-OAKMARK (1-800-625-6275). The general redemption policies apply to redemptions by Telephone Exchange. (See "General Redemption Policies.")

  Oakmark reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. Oakmark believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Portfolios. THEREFORE, OAKMARK GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY UNITHOLDERS IDENTIFIED BY OAKMARK AS "MARKET-TIMERS." Except for automatic exchanges from Oakmark Units, you may not make more than six exchanges from any Portfolio in any calendar year. Oakmark reserves the right at any time without prior notice to suspend, limit, modify, or terminate the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if it would be in the best interests of the Portfolios, Oakmark expects that it would provide unitholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Portfolios. IF OAKMARK WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE TELEPHONE EXCHANGE PRIVILEGE, YOU MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE. See "How to Redeem Units--By Exchange."

  During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone; you may wish to consider placing your exchange by mail during such periods.

TELEPHONE REDEMPTION PRIVILEGE

  You may use the Telephone Redemption Privilege to redeem Oakmark Units by calling 1-800-OAKMARK (1-800-625-6275). The proceeds may be sent by check to your registered address or you may request payment by electronic transfer to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. If you request a redemption by electronic transfer before the applicable Portfolio's redemption cut-off time and the proceeds are to be sent to your pre-established designated bank account, the proceeds will be transferred to your bank account on that business day. The Telephone Redemption Privilege is not available to redeem units held in an IRA account, and is not available for 30 days after Oakmark receives notice from you of a change of address.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  Oakmark Units of each Portfolio may be redeemed without charge upon request on any business day at the net asset value next determined after receipt by Oakmark of the redemption request.

ADDRESS OF HARRIS ASSOCIATES L. P.
 Two North LaSalle Street
 Chicago, Illinois 60602-3790

THE OAKMARK FUNDS 24-HOUR NAV HOTLINE
 1-800-GROWOAK
 (1-800-476-9625)

OAKMARK SHAREHOLDER SERVICE
 State Street Bank and Trust Company
  Attention: Oakmark Funds Family
  P.O. Box 8510
  Boston, Massachusetts 02266-8510
  1-800-OAKMARK
  (1-800-625-6275)